PIMCO Funds Semi-Annual Report

Multi-Manager Series
December 31, 2001

Share Classes
Ins   Institutional
Adm   Administrative

PIMCO EQUITY ADVISORS
Value Fund                                       Target Fund
Renaissance Fund                                 Opportunity Fund
Growth & Income Fund                             Innovation Fund
Growth Fund                                      Healthcare Innovation Fund
Select Growth Fund                               Global Innovation Fund

PIMCO/ALLIANZ INTERNATIONAL ADVISORS LLC
Select International Fund

CADENCE CAPITAL MANAGEMENT
Mega-Cap Fund                                    Mid-Cap Fund
Capital Appreciation Fund                        Micro-Cap Fund

NFJ INVESTMENT GROUP
Equity Income Fund                               Small-Cap Value Fund
Basic Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
Tax-Efficient Equity Fund                        Tax-Efficient Structured
Structured Emerging Markets Fund                   Emerging Markets Fund

MULTI-MANAGER
Asset Allocation Fund

                                                           [LOGO OF PIMCO FUNDS]

Table of Contents

President's Letter .....................................................       2

Fund Summaries .........................................................    4-47

Schedules of Investments ...............................................  71-100

                                                                     Schedule of
Fund                                      Fund Summary               Investments

Value Fund ....................................   4 ........................  71
Renaissance Fund ..............................   6 ........................  72
Growth & Income Fund ..........................   8 ........................  73
Growth Fund ...................................  10 ........................  74
Select Growth Fund ............................  12 ........................  75
Target Fund ...................................  14 ........................  76
Opportunity Fund ..............................  16 ........................  77
Innovation Fund ...............................  18 ........................  79
Healthcare Innovation Fund ....................  20 ........................  80
Global Innovation Fund ........................  22 ........................  81
Select International Fund .....................  24 ........................  82
Mega-Cap Fund .................................  26 ........................  84
Capital Appreciation Fund .....................  28 ........................  85
Mid-Cap Fund ..................................  30 ........................  86
Micro-Cap Fund ................................  32 ........................  87
Equity Income Fund ............................  34 ........................  88
Basic Value Fund ..............................  36 ........................  89
Small-Cap Value Fund ..........................  38 ........................  90
Tax-Efficient Equity Fund .....................  40 ........................  92
Structured Emerging Markets Fund ..............  42 ........................  94
Tax-Efficient Structured Emerging Markets
  Fund ........................................  44 ........................  97
Asset Allocation Fund .........................  46 ........................ 100

Financial Highlights ..................................................    50-59

Statements of Assets and Liabilities ..................................    60-63

Statements of Operations ..............................................    64-65

Statements of Changes in Net Assets ...................................    66-70

Notes to Financial Statements .........................................  101-108

President's Letter

Dear Fellow Shareholder:

Although the past six months was a challenging time overall for equity investors, 2002 ended on a positive note, with the S&P 500 and NASDAQ up 10.69% and 30.13%, respectively, in the fourth quarter. Along with the news that the U.S. economy has officially been in recession since March 2001 came the realization that a recovery would eventually ensue. And many experts now believe that the worst is perhaps behind us.

In fact, all of PIMCO's stock Funds posted positive returns in the last three months of the year. We understand that this does not erase the declines that many investors have endured over the past two years, particularly those invested in growth-oriented and sector funds. To these investors, we can only reassure you that our managers continue to stay true to their investment disciplines and to the Funds' stated objectives. Remember that if you remain invested, you stand the best chance of participating should these areas of the market return to favor. A well-diversified portfolio and long-term time horizon remain the keys to weathering any near-term volatility.

As for PIMCO's value Funds, I am once again pleased to highlight their strong recent performance. Each has gained more than 15% in the past year, a time when the overall market--as represented by the S&P 500--was down 11.87%. In addition, the Funds maintain their strong, long-term track records. PIMCO now offers four value Funds, having reintroduced PIMCO Equity Income Fund in November 2001.

Finally, I would like to take this opportunity to announce an important development in the growth of our stock fund complex. As a result of their acquisition by our parent company, Allianz AG, Dresdner RCM Global Funds recently combined with the PIMCO Funds family. The renamed "RCM Funds" add 11 new stock funds to our line-up, making PIMCO Funds one of the largest mutual fund complexes in the industry.

As always, I thank you for the trust you have placed in PIMCO Funds. If you have any questions about the information in this report, please call your financial adviser or contact PIMCO Funds at 1-800-426-0107. Please also visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen J. Treadway

Stephen J. Treadway
President

January 31, 2002

2 PIMCO Funds Semi-Annual Report | 12.31.01

[PHOTO]

Tracking the Fortunes of the U.S. Dollar

While a strong dollar is good for U.S. stocks and bonds, it's not so good for American manufacturers competing globally. In this excerpt from the January issue of his Investment Outlook, Bill Gross examines this and other issues affecting the fortunes of the U.S. dollar.

A STAR PERFORMER

Since the mid-1990s, the trade-weighted dollar has appreciated nearly 35 percent and foreigners have scooped up hundreds of billions of dollars of corporate and Treasury bonds in response. Put another way, foreigners have scooped up hundreds of billions of dollars of corporate and Treasury bonds and the dollar has appreciated nearly 35 percent in response. There is a chicken and egg here, but it is not always easy to know which comes first. What is fairly certain is that the U.S. has been the star performer in the global economy over those same years and because it was, it attracted a huge amount of capital from overseas that helped support our bond markets and keep interest rates lower than they otherwise would have been.

Can it keep on keeping on? The answer lies substantially in the future economic growth rates of the U.S. versus the rest of the world. Despite the bursting of the tech bubble, rock bottom short-term interest rates, and the onset of recession far sooner than in Europe or parts of Asia, the dollar has stayed strong. Most economists share the judgment that while Europe's long-term growth rate should be 2.5 percent a year or so, that of the U.S. will be closer to 3.5 percent.

MANUFACTURERS PAY THE PRICE

An appreciating dollar may be good for securities markets but it wreaks havoc on manufacturers who compete in the global marketplace. The combined market share of General Motors, Ford and Chrysler, for instance, will probably shrink to 63.2 percent for all of 2001 from 71.4 percent in 1997. That 8 percent loss speaks to higher unemployment, lower profits and, yes, slower economic growth--the same growth that investors are counting on to justify a higher level for the U.S. dollar.

The fate of the dollar rests not just on the relative expensiveness of our goods and services, however, but on the perception and ultimate reality of our ability to innovate and produce new products more efficiently. Economists call that productivity; Greenspan calls it the New Age Economy, and investors continue to share in the belief that in the U.S. we do it better. I have my doubts.

If, indeed, we are more productive and remain so, then foreign capital could continue to keep pouring in, supporting the existing level of the dollar as well as our record $400 billion current account deficit. If, as I believe, we are not, then the magic bus may shift to reverse, taking the dollar with it, as well as U.S. stock and long-term bond markets.

A WEAKENING TREND AHEAD

That the strength of the dollar depends, in part, on our status as the world's military superpower and global policeman is just one additional factor to consider going forward. Our success or failure in the War Against Terror will be watched by foreign investors to measure whether the U.S. is truly a safe haven or whether it is as vulnerable as the rest of the world in future years. But the War on Terror notwithstanding, it seems likely to me that the dollar is in the process of peaking and that it can no longer be counted on to positively influence inflation downward, nor to lure foreign investors to our shores in search of a can't miss currency and securities market double play.

Past performance is no guarantee of future results. This article contains the current opinions of the author and does not represent a recommendation of any particular security, strategy or investment product. The author's opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 3

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
47 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve.

TOTAL NET ASSETS:
$428.9 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:
John Schneider

PIMCO Value Fund turns in strong performance

PIMCO Value Fund posted strong returns for the six months ended December 31, 2001, outperforming both the S&P 500 Index and the Russell 1000 Value Index and performing among the top 5% of its peers in the Lipper Multi-Cap Value Fund category.

A variety of sectors benefited performance

The Fund found value in its exposure to utilities in the third calendar quarter. After falling dramatically in the second quarter, the Fund's holding of PG&E rebounded in the third quarter as the government worked to resolve the California utilities crisis. Third quarter exposure to the property and casualty insurance industry carried over into significant gains in the fourth quarter; insurers such as Ace Limited prospered as a result of rising premiums in the wake of the terrorists attacks.

The Fund performed well despite limited exposure to tech rally

While technology investing was the biggest winner in the fourth quarter rally, we continued to carry only a market weight exposure to the sector. However, the Fund was overweight basic materials and energy, which provided solid returns in the fourth quarter. For example, the Fund's exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profits rise further in 2002. The Fund also benefited from exposure to oil companies such as Schlumberger, which were aided by the cyclical nature of the industry and could gain additional momentum over the winter months as natural gas demand increases.

Our outlook remains positive for value stocks

For 2002, we anticipate a v-shaped economic recovery, but expect it to be more understated than previous recoveries. We think value stocks could continue to outperform growth, if only by a narrower spread than in recent years. We believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

4 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                               6 Months   1 year   3 year     5 year     10 year   Inception
PIMCO Value Fund Institutional Class (Inception 12/30/91)       7.20%     15.70%   16.50%     17.06%     16.59%    16.66%
PIMCO Value Fund Administrative Class (Inception 8/21/97)       7.00%     15.31%   16.16%        --         --     14.31%
S&P 500 Index                                                  -5.56%    -11.88%   -1.03%     10.70%     12.94%      --
Russell 1000 Value Index                                       -4.39%     -5.59%    2.74%     11.14%     14.16%      --
Lipper Multi-Cap Value Fund Average                            -3.12%     -1.78%    5.37%     10.48%     12.91%      --

TOP TEN HOLDINGS               % of Total
                              Investments

Alcan, Inc.                          5.8%
Allstate Corp.                       5.0%
CIGNA Corp.                          4.9%
Compaq Computer Corp.                4.8%
Washington Mutual, Inc.              4.6%
PG&E Corp.                           4.5%
Schlumberger Ltd.                    4.2%
Berkshire Hathaway, Inc. `A'         4.1%
Liberty Media Corp. `A'              4.0%
ACE Ltd.                             3.7%
Top Ten Total                       45.6%

TOP 5 RELATED INDUSTRIES       % of Total
                              Investments

Financial & Business Services       33.5%
Materials & Processing              10.1%
Energy                               9.8%
Technology                           9.2%
Communications                       5.4%

PORTFOLIO COMPOSITION

Common Stock                        91.1%
Cash Equivalents                     8.9%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                                                          Russell
                        PIMCO           S&P 500          1000 Value
     Month              Value            Index             Index
  ==========          =========        =========         ==========
  12/31/1991           5,000,000         5,000,000         5,000,000
  01/31/1992           5,144,543         4,907,000         5,007,900
  02/29/1992           5,318,513         4,970,791         5,130,493
  03/31/1992           5,199,220         4,873,861         5,056,101
  04/30/1992           5,222,775         5,017,152         5,273,817
  05/31/1992           5,177,665         5,041,736         5,300,133
  06/30/1992           5,067,395         4,966,715         5,267,113
  07/31/1992           5,247,250         5,169,606         5,470,529
  08/31/1992           5,095,741         5,063,784         5,303,186
  09/30/1992           5,166,445         5,123,283         5,376,582
  10/31/1992           5,199,464         5,140,958         5,381,582
  11/30/1992           5,478,838         5,316,008         5,558,152
  12/31/1992           5,657,265         5,381,235         5,690,547
  01/31/1993           5,776,676         5,426,222         5,855,801
  02/28/1993           5,839,127         5,500,182         6,062,042
  03/31/1993           6,021,274         5,616,236         6,240,690
  04/30/1993           5,916,309         5,480,491         6,160,747
  05/31/1993           6,000,080         5,627,094         6,284,578
  06/30/1993           6,041,965         5,643,582         6,423,153
  07/31/1993           6,013,326         5,620,895         6,494,964
  08/31/1993           6,340,080         5,834,151         6,729,497
  09/30/1993           6,355,890         5,789,403         6,740,197
  10/31/1993           6,576,391         5,909,186         6,735,546
  11/30/1993           6,510,186         5,852,872         6,596,524
  12/31/1993           6,585,324         5,923,633         6,721,858
  01/31/1994           6,890,617         6,125,037         6,976,214
  02/28/1994           6,778,756         5,958,803         6,737,627
  03/31/1994           6,415,209         5,698,999         6,486,987
  04/30/1994           6,337,376         5,772,060         6,611,408
  05/31/1994           6,337,376         5,866,780         6,687,571
  06/30/1994           6,191,689         5,722,985         6,527,404
  07/31/1994           6,450,687         5,910,928         6,730,471
  08/31/1994           6,722,772         6,153,276         6,923,838
  09/30/1994           6,518,708         6,002,828         6,694,036
  10/31/1994           6,588,249         6,137,712         6,787,350
  11/30/1994           6,257,410         5,914,176         6,513,142
  12/31/1994           6,317,178         6,001,883         6,588,173
  01/31/1995           6,489,231         6,157,512         6,790,957
  02/28/1995           6,779,505         6,397,470         7,059,471
  03/31/1995           6,966,570         6,586,260         7,214,356
  04/30/1995           7,155,132         6,780,225         7,442,330
  05/31/1995           7,427,832         7,051,231         7,755,577
  06/30/1995           7,557,689         7,215,031         7,860,666
  07/31/1995           7,890,844         7,454,281         8,134,295
  08/31/1995           7,988,826         7,472,991         8,249,233
  09/30/1995           8,210,920         7,788,352         8,547,525
  10/31/1995           8,234,873         7,760,547         8,462,648
  11/30/1995           8,589,768         8,101,235         8,891,281
  12/31/1995           8,774,957         8,257,265         9,114,719
  01/31/1996           9,026,323         8,538,342         9,398,734
  02/29/1996           9,224,369         8,617,492         9,469,788
  03/31/1996           9,300,160         8,700,479         9,630,775
  04/30/1996           9,422,631         8,828,724         9,667,757
  05/31/1996           9,613,992         9,056,417         9,788,604
  06/30/1996           9,572,367         9,090,922         9,796,631
  07/31/1996           9,057,641         8,689,285         9,426,416
  08/31/1996           9,411,035         8,872,542         9,696,011
  09/30/1996           9,668,844         9,371,889        10,081,428
  10/31/1996           9,807,853         9,630,365        10,471,176
  11/30/1996          10,649,629        10,358,325        11,230,441
  12/31/1996          10,559,934        10,153,126        11,087,140
  01/31/1997          10,916,251        10,787,494        11,624,645
  02/28/1997          11,102,507        10,872,067        11,795,411
  03/31/1997          10,714,973        10,425,334        11,371,248
  04/30/1997          11,137,719        11,047,727        11,848,954
  05/31/1997          11,796,226        11,720,312        12,511,311
  06/30/1997          12,097,138        12,245,382        13,048,046
  07/31/1997          12,897,623        13,219,747        14,029,650
  08/31/1997          12,628,072        12,479,177        13,530,195
  09/30/1997          13,388,728        13,162,661        14,347,419
  10/31/1997          12,716,422        12,723,028        13,947,126
  11/30/1997          13,027,978        13,311,977        14,563,588
  12/31/1997          13,327,284        13,540,544        14,988,845
  01/31/1998          13,382,242        13,690,302        14,777,503
  02/28/1998          14,179,131        14,677,647        15,772,028
  03/31/1998          14,755,186        15,429,289        16,737,277
  04/30/1998          14,461,368        15,584,508        16,849,249
  05/31/1998          14,406,277        15,316,610        16,599,880
  06/30/1998          14,438,304        15,938,771        16,812,691
  07/31/1998          13,829,793        15,769,023        16,516,787
  08/31/1998          11,847,523        13,489,138        14,059,089
  09/30/1998          12,527,952        14,353,252        14,866,081
  10/31/1998          13,639,900        15,520,746        16,018,202
  11/30/1998          14,427,531        16,461,458        16,764,651
  12/31/1998          14,682,095        17,409,967        17,334,649
  01/31/1999          14,315,043        18,138,052        17,473,326
  02/28/1999          13,790,682        17,574,322        17,226,952
  03/31/1999          13,750,211        18,277,470        17,583,550
  04/30/1999          15,204,256        18,985,357        19,225,853
  05/31/1999          15,615,182        18,537,112        19,014,369
  06/30/1999          16,214,406        19,565,922        19,565,786
  07/31/1999          16,044,844        18,955,074        18,992,508
  08/31/1999          15,896,477        18,860,659        18,287,886
  09/30/1999          15,442,287        18,344,260        17,647,810
  10/31/1999          15,474,193        19,505,085        18,664,324
  11/30/1999          15,240,219        19,901,623        18,518,742
  12/31/1999          15,313,324        21,073,829        18,607,632
  01/31/2000          14,393,210        20,015,441        18,001,023
  02/29/2000          13,013,039        19,636,194        16,663,547
  03/31/2000          15,019,464        21,557,203        18,696,500
  04/30/2000          14,979,870        20,908,547        18,479,621
  05/31/2000          15,639,776        20,479,504        18,673,657
  06/30/2000          15,135,471        20,984,323        17,820,271
  07/31/2000          15,864,412        20,656,128        18,043,024
  08/31/2000          16,858,423        21,939,080        19,046,216
  09/30/2000          17,326,935        20,780,916        19,221,441
  10/31/2000          18,523,730        20,693,013        19,694,289
  11/30/2000          18,763,090        19,061,654        18,963,631
  12/31/2000          20,063,609        19,154,787        19,913,709
  01/31/2001          20,090,343        19,834,399        19,989,381
  02/28/2001          20,170,544        18,025,899        19,433,676
  03/31/2001          19,889,841        16,883,958        18,747,667
  04/30/2001          21,320,091        18,196,011        19,666,303
  05/31/2001          21,654,262        18,317,924        20,108,795
  06/30/2001          21,654,262        17,872,066        19,662,379
  07/31/2001          22,188,935        17,696,133        19,621,088
  08/31/2001          21,440,393        16,588,355        18,834,283
  09/30/2001          19,916,574        15,248,907        17,508,349
  10/31/2001          20,036,876        15,539,703        17,357,777
  11/30/2001          22,376,071        16,731,754        18,366,264
  12/31/2001          23,213,766        16,878,324        18,799,708

Investment Process
--------------------------------------------------------------------------------
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index and the Russell 1000 Value Index, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/21/97. We will no longer compare the Fund to the S&P 500 Index since the S&P 500 Index is not a comparable Value Fund index. See page 48 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 5

PIMCO Renaissance Fund

OBJECTIVE:
Long-term growth of capital and income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
78 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

TOTAL NET ASSETS:
$2.6 billion

PIMCO ADVISORS INSTITUTIONAL MANAGER:
John Schneider

PIMCO Renaissance Fund turned in strong second half performance

Despite a tumultuous market environment, PIMCO Renaissance Fund Institutional shares gained 13.81% during the second half of 2001. The Fund was able to produce these returns despite a market environment that favored growth investing over value investing.

Fund benefited from stock selection in third quarter

In the third quarter, the Fund benefited from its overweight in utilities, as well as strong stock selection in the consumer discretionary and financial services sectors. In particular, PG&E, Office Depot and Raytheon all posted strong gains. However, the Fund was hurt by its exposure to basic materials stocks, which suffered as the economy decelerated.

Focus on cyclicals helped performance in fourth quarter

The Fund benefited from a significant overweight in autos and transportation in the fourth quarter. In particular, Continental Airlines gained enormous ground after being oversold in the wake of the September 11th tragedies. The Fund's performance was also aided by its large overweight in the materials and processing sector, which began to recover from an 18-month recession. Technology stocks also contributed to the Fund's performance. For example, Maxtor, a computer storage company, rose on optimism that corporate tech spending would increase as the economy improves.

Value stocks could continue to outperform

For 2002, we anticipate a v-shaped recovery, but expect returns to be more understated than previous recoveries. We think value could continue to outperform growth, only by a narrower spread than in recent years. In addition, we believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

6 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                     6 Months   1 year     3 year    5 year   10 year   Inception
PIMCO Renaissance Fund Institutional Class (Inception 12/30/97)      13.81%     19.87%     22.08%       --        --       19.65%
PIMCO Renaissance Fund Administrative Class (Inception 8/31/98)      13.71%     19.60%     21.87%       --        --       27.01%
Russell 1000 Value Index                                             -4.39%     -5.59%      2.74%       --        --          --
Russell Mid-Cap Value Index                                          -0.91%      2.32%      6.80%       --        --          --
Lipper Mid-Cap Value Fund Average                                     1.61%     10.36%     12.22%       --        --          --

TOP TEN HOLDINGS                     % of Total
                                    Investments

Alcan, Inc.                                5.2%
PartnerRe Ltd.                             5.1%
PG&E Corp.                                 4.2%
J.C. Penney Co., Inc.                      3.7%
Visteon Corp.                              2.9%
WorldCom, Inc.-WorldCom Group              2.9%
Diamond Offshore Drilling, Inc.            2.9%
ACE Ltd.                                   2.9%
Aetna, Inc.                                2.7%
Fairfax Financial Holdings Ltd.            2.6%
Top Ten Total                             35.1%

TOP 5 RELATED INDUSTRIES             % of Total
                                    Investments

Financial & Business Services             19.3%
Materials & Processing                    15.5%
Capital Goods                             10.4%
Energy                                    10.3%
Utilities                                  6.9%

PORTFOLIO COMPOSITION

Common Stock                               92.4%
Cash Equivalents                            7.6%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]


                                   Russell 1000        Russell
                     PIMCO            Value         Mid-Cap Value
     Month        Renaissance         Index             Index
  ==========      ===========     =============     =============
  12/31/1997       5,000,000       5,000,000           5,000,000
  01/31/1998       5,005,928       4,929,500           4,903,000
  02/28/1998       5,388,263       5,261,255           5,230,520
  03/31/1998       5,595,732       5,583,244           5,499,892
  04/30/1998       5,723,177       5,620,596           5,469,093
  05/31/1998       5,604,624       5,537,411           5,341,116
  06/30/1998       5,652,045       5,608,401           5,358,208
  07/31/1998       5,536,455       5,509,693           5,086,546
  08/31/1998       4,555,424       4,689,851           4,371,378
  09/30/1998       4,718,435       4,959,048           4,626,667
  10/31/1998       4,922,940       5,343,374           4,926,475
  11/30/1998       5,234,143       5,592,376           5,099,394
  12/31/1998       5,591,637       5,782,516           5,254,415
  01/31/1999       5,947,095       5,828,777           5,131,987
  02/28/1999       5,659,994       5,746,591           5,019,084
  03/31/1999       5,912,917       5,865,545           5,090,857
  04/30/1999       6,217,107       6,413,387           5,572,961
  05/31/1999       6,032,542       6,342,840           5,596,367
  06/30/1999       6,230,779       6,526,782           5,660,166
  07/31/1999       6,261,539       6,335,547           5,518,662
  08/31/1999       6,066,721       6,100,499           5,327,716
  09/30/1999       5,612,144       5,886,981           5,058,134
  10/31/1999       5,577,965       6,226,071           5,207,348
  11/30/1999       5,779,620       6,177,508           5,112,054
  12/31/1999       6,139,865       6,207,160           5,249,057
  01/31/2000       5,881,887       6,004,807           4,935,163
  02/29/2000       5,512,120       5,558,649           4,728,874
  03/31/2000       6,208,659       6,236,805           5,302,013
  04/30/2000       6,432,239       6,164,458           5,323,221
  05/31/2000       6,642,921       6,229,185           5,414,781
  06/30/2000       6,436,539       5,944,511           5,212,809
  07/31/2000       6,608,524       6,018,817           5,334,789
  08/31/2000       7,124,479       6,353,463           5,661,811
  09/30/2000       7,290,708       6,411,915           5,716,165
  10/31/2000       7,708,921       6,569,648           5,824,772
  11/30/2000       7,739,102       6,325,914           5,749,050
  12/31/2000       8,486,849       6,642,843           6,256,116
  01/31/2001       8,735,920       6,668,086           6,233,594
  02/28/2001       8,823,556       6,482,713           6,207,413
  03/31/2001       8,389,989       6,253,873           6,034,847
  04/30/2001       8,818,943       6,560,313           6,366,764
  05/31/2001       8,934,254       6,707,920           6,547,580
  06/30/2001       8,938,866       6,559,004           6,459,842
  07/31/2001       9,141,813       6,545,230           6,434,003
  08/31/2001       9,178,712       6,282,766           6,316,260
  09/30/2001       8,385,376       5,840,460           5,713,689
  10/31/2001       8,772,819       5,790,232           5,743,972
  11/30/2001       9,746,039       6,126,644           6,146,050
  12/31/2001      10,172,993       6,271,233           6,401,111

Investment Process
--------------------------------------------------------------------------------
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the Russell 1000 Value Index and Russell Mid-Cap Value Index, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98. We will no longer compare the Fund to the Russell 1000 Value Index since the Russell 1000 Value Index is not a comparable Renaissance index. See page 48 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 7

PIMCO Growth & Income Fund

OBJECTIVE:
Long-term growth of capital; current income is a secondary objective.

NUMBER OF SECURITIES IN THE PORTFOLIO:
45 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies with market capitalizations of at least $1 billion.

TOTAL NET ASSETS:
$81.1 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:
Ken Corba

Long-term performance remained strong

The Fund continues to have a strong long-term performance record, despite disappointing results for the six months ended December 31, 2001. The Fund was hit hard by a lack of exposure to tech in the fourth quarter, when the sector experienced a dramatic rebound.

Fund benefited from defensive positioning in third quarter

The Fund benefited in the third quarter from its exposure to traditional telecom service providers such as Verizon and SBC Communications. These stocks were popular with investors seeking more defensive positions in a decelerating economic environment. The healthcare sector also positively contributed to the Fund's performance, with stocks such as Johnson & Johnson, American Home Products and Bristol Myers Squibb posting gains. The Fund was hurt by its exposure to media stocks such as Omnicom and AOL Time Warner, which fell on concerns over weakening consumer spending power. Another area of disappointment was the energy sector, which suffered due to falling commodity prices.

Lack of exposure to tech sector hurt in fourth quarter

The Fund's underperformance was due in large part to its underweighting in the technology sector, at a time when tech stocks experienced a dramatic rally. In addition, the Fund's exposure to less aggressive and less volatile tech stocks also hurt, as investors flocked to more aggressive tech names. The Fund was also hurt by exposure to consumer staples stocks. Despite the earnings predictability of this sector, investors avoided it in favor of more aggressive issues. The Fund did benefit from its exposure to consumer cyclical stocks. Retail stock holdings in particular performed well as a result of continued consumer strength.

Earnings sustainability remains a paramount concern

We are confident that an economic recovery should begin some time near Spring of this year. However, we expect it will be muted, and so we remain very vigilant about earnings sustainability. We are optimistic that a focus on both growth and income will be important in the current environment of uncertainty.

8 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                      6 Months      1 year   3 year   5 year  10 year   Inception
PIMCO Growth & Income Fund Institutional Class (Inception 12/28/94)    -16.81%      -24.56%   11.12%   15.67%    --       18.04%
PIMCO Growth & Income Fund Administrative Class (Inception 4/16/01)    -16.82%          --       --       --     --      -14.03%*
S&P 500 Index                                                          -5.56%       -11.88%   -1.03%   10.70%    --          --
Lipper Multi-Cap Growth Fund Average                                   -12.06%      -26.05%   -0.14%    8.61%    --          --

*Cumulative return

TOP TEN HOLDINGS             % of Total
                             Investments

Citigroup, Inc.                     3.1%
ChevronTexaco Corp.                 2.8%
Bank of America Corp.               2.7%
Concord EFS, Inc.                   2.6%
Vornado Realty Trust                2.6%
Tyco International Ltd.             2.6%
International Paper Co.             2.5%
Wal-Mart Stores, Inc.               2.5%
ACE Ltd.                            2.5%
Exxon Mobil Corp.                   2.4%
Top Ten Total                      26.3%

TOP 5 RELATED INDUSTRIES      % of Total
                             Investments

Financial & Business Services      32.9%
Energy                              9.1%
Consumer Discretionary              8.6%
Technology                          8.4%
Capital Goods                       6.5%

PORTFOLIO COMPOSITION

Common Stock                       90.8%
Convertible Bonds and Notes         5.4%
Cash Equivalents                    3.8%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                               PIMCO                      S&P
                              Growth &                    500
        Month                  Income                    Index
     ==========              ==========               ==========
     12/31/1994               5,000,000                5,000,000
     01/31/1995               4,910,000                5,129,650
     02/28/1995               5,190,000                5,329,552
     03/31/1995               5,370,000                5,486,828
     04/30/1995               5,445,000                5,648,415
     05/31/1995               5,435,000                5,874,182
     06/30/1995               5,850,000                6,010,639
     07/31/1995               6,205,000                6,209,952
     08/31/1995               6,205,000                6,225,539
     09/30/1995               6,375,000                6,488,256
     10/31/1995               6,467,605                6,465,093
     11/30/1995               6,542,693                6,748,911
     12/31/1995               6,585,784                6,878,895
     01/31/1996               6,539,441                7,113,052
     02/29/1996               6,750,557                7,178,990
     03/31/1996               7,002,866                7,248,124
     04/30/1996               7,389,054                7,354,962
     05/31/1996               7,734,048                7,544,646
     06/30/1996               7,548,678                7,573,391
     07/31/1996               6,704,215                7,238,799
     08/31/1996               7,100,701                7,391,465
     09/30/1996               7,574,424                7,807,457
     10/31/1996               7,574,424                8,022,786
     11/30/1996               7,945,164                8,629,229
     12/31/1996               7,725,848                8,458,284
     01/31/1997               7,914,427                8,986,757
     02/28/1997               7,578,521                9,057,213
     03/31/1997               7,266,187                8,685,052
     04/30/1997               7,454,766                9,203,550
     05/31/1997               8,073,541                9,763,862
     06/30/1997               8,273,906               10,201,283
     07/31/1997               8,957,505               11,012,999
     08/31/1997               9,122,512               10,396,051
     09/30/1997               9,700,035               10,965,443
     10/31/1997               9,051,795               10,599,197
     11/30/1997               9,063,581               11,089,834
     12/31/1997               8,978,700               11,280,246
     01/31/1998               8,811,246               11,405,006
     02/28/1998               9,568,774               12,227,535
     03/31/1998              10,055,187               12,853,707
     04/30/1998              10,414,016               12,983,015
     05/31/1998              10,015,317               12,759,837
     06/30/1998              10,788,793               13,278,142
     07/31/1998              10,485,782               13,136,729
     08/31/1998               8,731,506               11,237,421
     09/30/1998               9,544,852               11,957,290
     10/31/1998               9,616,618               12,929,896
     11/30/1998              10,190,744               13,713,577
     12/31/1998              11,662,454               14,503,754
     01/31/1999              12,056,796               15,110,301
     02/28/1999              11,268,112               14,640,673
     03/31/1999              12,115,528               15,226,446
     04/30/1999              12,753,187               15,816,166
     05/31/1999              12,434,358               15,442,747
     06/30/1999              13,290,164               16,299,819
     07/31/1999              13,105,578               15,790,939
     08/31/1999              13,223,041               15,712,284
     09/30/1999              12,635,724               15,282,086
     10/31/1999              13,525,091               16,249,137
     11/30/1999              15,589,093               16,579,482
     12/31/1999              17,704,654               17,556,013
     01/31/2000              17,490,608               16,674,300
     02/29/2000              20,288,494               16,358,361
     03/31/2000              21,251,701               17,958,699
     04/30/2000              20,074,448               17,418,322
     05/31/2000              18,973,641               17,060,898
     06/30/2000              19,845,113               17,481,449
     07/31/2000              20,043,870               17,208,039
     08/31/2000              21,817,393               18,276,830
     09/30/2000              21,878,549               17,311,996
     10/31/2000              21,435,169               17,238,767
     11/30/2000              20,334,361               15,879,727
     12/31/2000              21,208,968               15,957,314
     01/31/2001              21,416,899               16,523,480
     02/28/2001              19,566,313               15,016,869
     03/31/2001              18,318,726               14,065,550
     04/30/2001              19,940,589               15,158,584
     05/31/2001              20,252,485               15,260,147
     06/30/2001              19,233,623               14,888,715
     07/31/2001              18,360,312               14,742,150
     08/31/2001              16,946,381               13,819,292
     09/30/2001              15,012,622               12,703,435
     10/31/2001              15,116,588               12,945,689
     11/30/2001              15,719,588               13,938,753
     12/31/2001              16,000,717               14,060,857

Investment Process
--------------------------------------------------------------------------------
The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/16/01. See page 48 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 9

PIMCO Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

NUMBER OF SECURITIES IN THE PORTFOLIO:
41 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $5 billion.

TOTAL NET ASSETS:
$1.5 billion

PIMCO ADVISORS INSTITUTIONAL MANAGER:
Ken Corba

Growth turnaround seen post-September 11th

Despite external shocks to the marketplace resulting from the events of September 11th, PIMCO Growth Fund's defensive stance enabled it to outperform its Lipper average in the third calendar quarter. However, this same defensive stance in the fourth quarter caused the Fund to underperform its Lipper average in the midst of a dramatic tech rebound.

Healthcare and consumer staples performed well in the third quarter

In the third quarter, a defensive investment posture proved beneficial for the Fund. The Fund's exposure to the consumer staples and healthcare sectors made the largest contributions to the performance of the portfolio. In particular, Pepsi, Cardinal Health, Johnson & Johnson, Baxter International and United Health Group all posted strong gains. On the negative side, after the stock market re-opened on September 17, technology, media and financial stocks were victims of excessive pessimism about future economic growth and corporate profits and subject to some panic selling. As a result, the Fund was hurt by its exposure to fundamentally sound companies with excellent growth prospects in these sectors, such as Microsoft, Citigroup, Viacom, Cisco Systems and Omnicom Group, all of which suffered setbacks.

Underweighting in tech hindered returns, while consumer cyclicals helped out

In the fourth quarter, the Fund's performance was dampened by an underweighting in technology stocks, which rose considerably in the fourth quarter. However, this underweighting may prove beneficial in the longer term as concerns over earnings growth in the sector still loom. Financial services stocks also hurt performance, with stocks such as Washington Mutual falling as a result of a mortgage refinancing at less profitable levels. On the plus side, the capital goods sector outperformed for the quarter, with Tyco, a diversified manufacturing company, leading the way. However, the key contributor to the Fund's gains in the quarter came from a relative overweighting in the consumer cyclical sector at a time of continued consumer strength. Kohl's, a department store chain, was one of the Fund's biggest winners thanks in part to a better-than-expected holiday shopping season.

Favorable prospects seen for growth investing in 2002

We are confident that an economic recovery should begin near Spring of this year. While we expect it will be muted, we think growth investing can perform well in this environment. We also expect growth investing will resume its relative outperformance of value investing in the coming year. Our continued commitment of investing in companies with strong and predictable earnings growth, sound fundamentals, and sustainable competitive advantages should create a portfolio poised to profit from an overall market recovery.

10 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                               6 Months    1 year   3 year   5 year   10 year    Inception
PIMCO Growth Fund Institutional Class (Inception 3/31/99)       -11.09%    -28.76%     --       --       --        -7.78%
PIMCO Growth Fund Administrative Class (Inception 3/31/99)      -11.24%    -28.93%     --       --       --        -8.11%
S&P 500 Index                                                    -5.56%    -11.88%     --       --       --           --
Lipper Large-Cap Growth Fund Average                             -8.79%    -22.94%     --       --       --           --


TOP TEN HOLDINGS                    % of Total
                                   Investments

Citigroup, Inc.                           4.2%
Wal-Mart Stores, Inc.                     3.9%
American International Group, Inc.        3.5%
Electronic Data Systems Corp.             3.5%
Microsoft Corp.                           3.3%
Intel Corp.                               3.2%
Philip Morris Cos., Inc.                  3.1%
Omnicom Group, Inc.                       3.0%
Johnson & Johnson                         3.0%
Tyco International Ltd.                   3.0%
Top Ten Total                            33.7%

TOP 5 RELATED INDUSTRIES            % of Total
                                   Investments

Financial & Business Services            21.9%
Technology                               21.2%
Health Care                              18.5%
Consumer Discretionary                   17.1%
Consumer Staples                          8.8%

PORTFOLIO COMPOSITION

Common Stock                             98.3%
Cash Equivalents                          1.7%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]


                            PIMCO               S&P 500
       Month                Growth               Index
     ==========           ==========           ==========
     03/31/1999            5,000,000            5,000,000
     04/30/1999            4,876,879            5,193,650
     05/31/1999            4,624,240            5,071,028
     06/30/1999            4,995,203            5,352,470
     07/31/1999            4,785,737            5,185,366
     08/31/1999            4,798,529            5,159,538
     09/30/1999            4,779,341            5,018,271
     10/31/1999            5,172,689            5,335,827
     11/30/1999            5,521,266            5,444,305
     12/31/1999            6,500,721            5,764,974
     01/31/2000            6,231,270            5,475,441
     02/29/2000            6,875,690            5,371,694
     03/31/2000            7,216,742            5,897,206
     04/30/2000            6,572,323            5,719,760
     05/31/2000            6,027,770            5,602,390
     06/30/2000            6,626,966            5,740,489
     07/31/2000            6,772,055            5,650,708
     08/31/2000            7,459,812            6,001,673
     09/30/2000            6,866,268            5,684,845
     10/31/2000            6,359,401            5,660,798
     11/30/2000            5,445,531            5,214,522
     12/31/2000            5,614,609            5,240,000
     01/31/2001            5,535,214            5,425,915
     02/28/2001            4,814,558            4,931,180
     03/31/2001            4,297,476            4,618,790
     04/30/2001            4,739,235            4,977,716
     05/31/2001            4,649,662            5,011,066
     06/30/2001            4,499,016            4,889,097
     07/31/2001            4,378,906            4,840,969
     08/31/2001            4,032,828            4,537,924
     09/30/2001            3,650,106            4,171,504
     10/31/2001            3,723,394            4,251,054
     11/30/2001            4,024,685            4,577,153
     12/31/2001            3,999,881            4,617,248


Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35-50 stocks.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 11

PIMCO Select Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

NUMBER OF SECURITIES IN THE PORTFOLIO:
20 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $10 billion.

TOTAL NET ASSETS:
$34.2 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:
Ken Corba

Mixed results as Fund outperformed in third but not fourth quarter

For the six-month period ended December 31, 2001, PIMCO Select Growth Fund slightly underperformed its Lipper Average. The Fund posted good relative returns in the third quarter, outperforming its Lipper Average. However, in the fourth quarter, despite solid absolute returns, the Fund under-performed in relative terms.

Third quarter returns helped by defensive posture

The Fund benefited from maintaining a moderately defensive position in the volatile third quarter. The Fund's exposure to defensive areas of the economy such as consumer staples and health-care made strong contributions to the performance of the portfolio. In particular, Pepsi, Cardinal Health, Johnson & Johnson, Baxter International and United Health Group all posted gains.

On the negative side, after the stock market re-opened on September 17, technology, media and financial stocks were victims of excessive pessimism about future economic growth and corporate profits and subject to some panic selling. As a result, the Fund was hurt by its exposure to fundamentally sound companies with excellent growth prospects in these sectors, such as Microsoft, Citigroup, Viacom, Cisco Systems and Omnicom Group, all of which suffered setbacks.

Technology underweight hurt performance in fourth quarter

The Fund's performance was hindered by an underweighting in technology stocks, which experienced a dramatic rally in the fourth quarter. However, this slight underweighting may prove beneficial in the long term as concerns over earnings growth in the sector still loom. Exposure to consumer staples also hurt performance, as investors eschewed these more stable and conservative issues for more aggressive growth stocks. A relative overweighting in the consumer cyclical sector positively contributed to Fund gains in the quarter, as the holiday shopping season proved to be better than expected.

Growth stocks could outperform in economic recovery

We are confident that an economic recovery should begin some time near the spring of this year. While we expect it will be muted, we think growth investing can perform well in this environment. Our continued commitment to investing in companies with strong and predictable earnings growth, sound fundamentals, and sustainable competitive advantages should create a portfolio poised to profit from an overall market recovery.

12 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                    6 Months   1 year    3 year   5 year  10 year    Inception
PIMCO Select Growth Fund Institutional Class (Inception 12/28/94)    -11.21%   -32.59%   -8.40%    6.32%     --        10.80%
PIMCO Select Growth Fund Administrative Class (Inception 5/31/95)    -11.39%   -32.79%   -8.65%    5.99%     --         8.90%
S&P 500 Index                                                         -5.56%   -11.88%   -1.03%   10.70%     --           --
Lipper Large-Cap Growth Fund Average                                  -8.79%   -22.94%   -3.82%    8.15%     --           --

TOP TEN HOLDINGS             % of Total
                            Investments

Nokia Corp. SP - ADR               6.0%
Wal-Mart Stores, Inc.              5.8%
First Data Corp.                   5.7%
Baxter International, Inc.         5.4%
Omnicom Group, Inc.                5.2%
Citigroup, Inc.                    5.1%
Electronic Data Systems Corp.      5.0%
Microsoft Corp.                    4.8%
Concord EFS, Inc.                  4.7%
Genentech, Inc.                    4.7%
Top Ten Total                     52.4%


TOP 5 RELATED INDUSTRIES       % of Total
                              Investments

Financial & Business Services       29.8%
Technology                          22.4%
Health Care                         18.3%
Consumer Discretionary              14.9%
Communications                       6.0%

PORTFOLIO COMPOSITION

Common Stock                       95.6%
Cash Equivalents                    4.4%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                        PIMCO            S&P 500
      Month         Select Growth         Index
    ==========      =============       ==========
    12/31/1994        5,000,000          5,000,000
    01/31/1995        5,034,965          5,129,650
    02/28/1995        5,189,810          5,329,552
    03/31/1995        5,339,660          5,486,828
    04/30/1995        5,545,390          5,648,415
    05/31/1995        5,735,746          5,874,182
    06/30/1995        5,921,094          6,010,639
    07/31/1995        6,181,582          6,209,952
    08/31/1995        6,246,704          6,225,539
    09/30/1995        6,422,032          6,488,256
    10/31/1995        6,386,996          6,465,093
    11/30/1995        6,502,485          6,748,911
    12/31/1995        6,397,852          6,878,895
    01/31/1996        6,644,715          7,113,052
    02/29/1996        6,799,004          7,178,990
    03/31/1996        6,772,780          7,248,124
    04/30/1996        6,875,788          7,354,962
    05/31/1996        7,107,556          7,544,646
    06/30/1996        6,987,958          7,573,391
    07/31/1996        6,513,499          7,238,799
    08/31/1996        6,761,043          7,391,465
    09/30/1996        7,225,188          7,807,457
    10/31/1996        7,333,489          8,022,786
    11/30/1996        7,777,005          8,629,229
    12/31/1996        7,546,203          8,458,284
    01/31/1997        7,917,776          8,986,757
    02/28/1997        7,731,989          9,057,213
    03/31/1997        7,327,631          8,685,052
    04/30/1997        7,628,168          9,203,550
    05/31/1997        8,245,634          9,763,862
    06/30/1997        8,496,992         10,201,283
    07/31/1997        9,327,566         11,012,999
    08/31/1997        8,748,350         10,396,051
    09/30/1997        9,322,102         10,965,443
    10/31/1997        9,065,279         10,599,197
    11/30/1997        9,185,494         11,089,834
    12/31/1997        9,456,557         11,280,246
    01/31/1998        9,675,240         11,405,006
    02/28/1998       10,425,854         12,227,535
    03/31/1998       11,129,186         12,853,707
    04/30/1998       11,353,779         12,983,015
    05/31/1998       11,206,020         12,759,837
    06/30/1998       12,051,200         13,278,142
    07/31/1998       11,867,979         13,136,729
    08/31/1998        9,840,730         11,237,421
    09/30/1998       10,679,999         11,957,290
    10/31/1998       11,117,365         12,929,896
    11/30/1998       11,950,724         13,713,577
    12/31/1998       13,339,575         14,503,754
    01/31/1999       14,552,263         15,110,301
    02/28/1999       13,903,046         14,640,673
    03/31/1999       14,717,630         15,226,446
    04/30/1999       14,711,505         15,816,166
    05/31/1999       14,099,036         15,442,747
    06/30/1999       15,225,979         16,299,819
    07/31/1999       14,968,742         15,790,939
    08/31/1999       14,901,371         15,712,284
    09/30/1999       14,050,039         15,282,086
    10/31/1999       14,607,386         16,249,137
    11/30/1999       15,323,974         16,579,482
    12/31/1999       16,576,821         17,556,013
    01/31/2000       15,823,981         16,674,300
    02/29/2000       16,354,554         16,358,361
    03/31/2000       16,670,030         17,958,699
    04/30/2000       16,756,069         17,418,322
    05/31/2000       15,508,505         17,060,898
    06/30/2000       17,222,112         17,481,449
    07/31/2000       17,602,117         17,208,039
    08/31/2000       20,312,342         18,276,830
    09/30/2000       19,301,385         17,311,996
    10/31/2000       17,422,870         17,238,767
    11/30/2000       14,891,893         15,879,727
    12/31/2000       15,210,016         15,957,314
    01/31/2001       14,843,076         16,523,480
    02/28/2001       12,468,760         15,016,869
    03/31/2001       11,454,279         14,065,550
    04/30/2001       12,353,641         15,158,584
    05/31/2001       12,008,286         15,260,147
    06/30/2001       11,547,813         14,888,715
    07/31/2001       11,224,042         14,742,150
    08/31/2001       10,360,654         13,819,292
    09/30/2001        9,597,995         12,703,435
    10/31/2001        9,799,452         12,945,689
    11/30/2001       10,454,188         13,938,753
    12/31/2001       10,252,731         14,060,857

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market -capitalization of at least $10 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

Past performance is no guarantee of future results. Select Growth concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. The Fund may invest up to 25% foreign securities, which may entail greater risk due to foreign economic and political developments. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 13

PIMCO Target Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
88 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of between $1 billion and $10 billion.

TOTAL NET ASSETS:
$1.4 billion

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
Jeff Parker
Ken Corba

Fund finished the second half with a strong fourth quarter

PIMCO Target Fund, like most growth funds, was hit hard by the tumultuous third quarter. The Fund proved its resilience in the fourth quarter as Institutional shares outperformed the Index and closely tracked the Lipper average.

Industrials and financial services disappoint

Industrial and financial services stocks represented areas of disappointment for the Fund in the third quarter. The industrial sector's underperformance can be attributed to the portfolio's exposure to the airline industry, specifically Embraer, a Brazilian jet manufacturer, and Sabre Holdings, a travel reservation systems company. In the financial services sector, Providian and Americredit struggled and were subsequently sold due to concerns over the declining credit quality of consumers. The Fund benefited from its underweighting of the technology sector and its overweighting of the healthcare sector. In particular, healthcare service provider AmerisourceBergen, a drug distributor, and CYTYC, a cervical cancer testing company, posted gains.

Fund shows strength in the market rebound

Technology and consumer discretionary sectors were the key contributors to positive performance in the fourth quarter. The Fund benefited from an overweighting in the tech sector at a time when tech stocks experienced a significant rally. With many companies beginning to open their purse strings again for technology expenditures, companies such as Accenture, a tech-consulting firm, produced solid returns for the Fund. The Fund also benefited from its exposure to consumer cyclicals at a time of continued consumer strength. In particular, retailers such as Best Buy and Radio Shack performed well due to positive spending trends in consumer electronics. Performance was hampered mostly by the healthcare sector, an area eschewed by investors in favor of more aggressive industries.

An economic recovery favors growth investing

We expect to see early signs of an economic recovery some time in the first half of 2002, and we think smaller capitalization growth issues will continue their historical precedent of outperforming most other asset classes in an economic recovery. We are optimistic that PIMCO Target Fund is well positioned to take advantage of this movement.

14 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                              6 Months     1 year    3 year  5 year   10 year  Inception
PIMCO Target Fund Institutional Class (Inception 3/31/99)     -13.73%     -28.34%       --      --        --      9.67%
PIMCO Target Fund Administrative Class (Inception 3/31/99)    -13.83%     -28.53%       --      --        --      9.76%
S&P Mid-Cap 400 Index                                          -1.57%      -0.61%       --      --        --        --
Lipper Multi-Cap Growth Fund Average                          -12.06%     -26.05%       --      --        --        --


TOP TEN HOLDINGS                  % of Total
                                 Investments

Concord EFS, Inc.                       2.7%
Laboratory Corp. of America Holdings    2.7%
AmerisourceBergen Corp.                 2.6%
SPX Corp.                               2.4%
The BISYS Group, Inc.                   2.2%
St. Jude Medical, Inc.                  1.9%
Waters Corp.                            1.9%
SEI Investments Co.                     1.9%
Royal Caribbean Cruises Ltd.            1.7%
ACE Ltd.                                1.7%
Top Ten Total                          21.7%



TOP 5 RELATED INDUSTRIES          % of Total
                                 Investments

Technology                             33.5%
Health Care                            20.9%
Consumer Discretionary                 15.5%
Financial & Business Services          11.1%
Consumer Services                       5.7%

PORTFOLIO COMPOSITION

Common Stock                           97.7%
Convertible Bonds and Notes             1.1%
Cash Equivalents                        1.2%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                                       S&P
                     PIMCO         Mid-Cap 400
      Month          Target           Index
    ==========     ==========      ===========
    03/31/1999      5,000,000       5,000,000
    04/30/1999      5,143,819       5,394,000
    05/31/1999      5,003,060       5,417,734
    06/30/1999      5,428,397       5,707,041
    07/31/1999      5,345,777       5,586,051
    08/31/1999      5,431,457       5,395,008
    09/30/1999      5,370,257       5,228,303
    10/31/1999      5,875,153       5,494,946
    11/30/1999      6,741,126       5,783,431
    12/31/1999      8,204,952       6,126,966
    01/31/2000      8,436,917       5,954,186
    02/29/2000     11,525,372       6,370,979
    03/31/2000     10,995,165       6,904,230
    04/30/2000      9,977,831       6,662,582
    05/31/2000      9,076,479       6,579,966
    06/30/2000     10,305,896       6,676,691
    07/31/2000     10,358,917       6,782,183
    08/31/2000     12,019,127       7,539,753
    09/30/2000     11,518,745       7,488,483
    10/31/2000     10,309,210       7,234,623
    11/30/2000      8,238,089       6,688,409
    12/31/2000      8,998,917       7,200,072
    01/31/2001      8,821,408       7,360,634
    02/28/2001      7,636,731       6,940,342
    03/31/2001      6,683,586       6,424,674
    04/30/2001      7,486,234       7,133,316
    05/31/2001      7,478,516       7,299,522
    06/30/2001      7,474,658       7,270,324
    07/31/2001      7,081,051       7,161,996
    08/31/2001      6,467,489       6,927,799
    09/30/2001      5,456,461       6,065,981
    10/31/2001      5,753,595       6,334,097
    11/30/2001      6,224,379       6,805,354
    12/31/2001      6,448,194       7,156,510

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in mid-cap companies that create wealth for investors over the long term. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately 40-60 holdings.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 15

PIMCO Opportunity Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
111 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of between $100 million and $2 billion.

TOTAL NET ASSETS:
$411.7 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:
Michael Gaffney

Fund still holds top Lipper ranking since inception

The market entered September in a strong downtrend, and the September 11th terrorist attacks exacerbated this already difficult environment. Small-cap growth stocks were hit particularly hard as the market saw a flight to more liquid, presumably safer large-caps. However, the fourth quarter produced a dramatic turnaround for the overall stock market and small-cap investing in particular. Despite the volatility of the past six months, PIMCO Opportunity Fund managed to outperform its Lipper average for this period.

Defensive stocks helped the Fund weather the third quarter storm

Not surprisingly, the best-performing issues in the difficult third quarter came from economically defensive sectors of the economy, such as healthcare and insurance. Although the Fund was slightly underweight in technology, the tech stocks in the portfolio exhibited poor performance as the expected stabilization in operating fundamentals had not yet materialized. Additionally, economically cyclical stocks declined as the outlook for the economy worsened. During the decline, however, exposure to both technology and cyclical stocks was increased in anticipation of an eventual improvement in the economic environment.

Technology resurgence further strengthens fourth quarter performance

Investor sentiment changed dramatically during the fourth quarter, with cyclical and technology issues performing strongly in anticipation of an economic recovery. The Fund's overweighting in both areas greatly helped performance during this period. With technology spending showing signs of stabilization, Fund holdings such as Websense, a firm offering software that monitors employee Internet usage, delivered strong returns for the quarter. The Fund's performance was also helped by its exposure to consumer discretionary stocks, which received a boost from a better-than-expected holiday shopping season. In particular, Furniture Brands, one of the largest manufacturers of furniture in the United States, experienced a strong gain. The portfolio also benefited from prudent diversification; it had exposure to nine different economic sectors, all of which posted gains.

We anticipate a healthy small-cap investing environment

We anticipate that an economic recovery will begin some time in the first half of 2002. Traditionally, small-cap stocks have begun recovering in advance of, and to a more dramatic extent than, the overall economy. We anticipate ample small-cap investing opportunities in this setting and are confident that our focus on fundamentals and growth potential could result in solid performance.

16 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                   6 Months   1 year   3 year   5 year  10 year  Inception
PIMCO Opportunity Fund Institutional Class (Inception 3/31/99)     -6.05%     -16.99%     --       --       --      6.59%
PIMCO Opportunity Fund Administrative Class (Inception 3/31/99)    -6.19%     -17.16%     --       --       --      6.52%
Russell 2000 Index                                                 -4.09%       2.49%     --       --       --        --
Lipper Small-Cap Growth Fund Average                               -7.35%     -10.87%     --       --       --        --

TOP TEN HOLDINGS                  % of Total
                                 Investments

SmartForce Public Ltd. Co. SP - ADR     1.9%
Mediacom Communications Corp.           1.8%
Veritas DGC, Inc.                       1.8%
Investors Financial Services Corp.      1.6%
Genesco, Inc.                           1.5%
Linens `n Things, Inc.                  1.5%
Frontier Airlines, Inc.                 1.5%
Getty Images, Inc.                      1.4%
BE Aerospace, Inc.                      1.4%
E*Trade Group, Inc.                     1.4%
Top Ten Total                          15.8%

TOP 5 RELATED INDUSTRIES          % of Total
                                 Investments

Technology                             24.2%
Consumer Discretionary                 15.2%
Health Care                            14.9%
Financial & Business Services          12.8%
Communications                          7.4%

PORTFOLIO COMPOSITION

Common Stock                           97.0%
Cash Equivalents                        3.0%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                     PIMCO       Russell 2000
      Month       Opportunity       Index
    ==========    ===========    ============
    03/31/1999     5,000,000      5,000,000
    04/30/1999     5,338,785      5,448,000
    05/31/1999     5,268,692      5,527,541
    06/30/1999     5,668,224      5,777,386
    07/31/1999     5,703,271      5,619,085
    08/31/1999     5,593,458      5,411,179
    09/30/1999     5,728,972      5,412,261
    10/31/1999     5,971,963      5,433,910
    11/30/1999     6,726,636      5,758,315
    12/31/1999     8,326,702      6,410,156
    01/31/2000     8,385,691      6,306,953
    02/29/2000    10,770,071      7,348,230
    03/31/2000    10,046,685      6,863,982
    04/30/2000     8,177,679      6,450,770
    05/31/2000     7,376,676      6,074,690
    06/30/2000     8,516,087      6,604,403
    07/31/2000     7,935,515      6,391,742
    08/31/2000     9,140,124      6,879,432
    09/30/2000     8,798,611      6,677,176
    10/31/2000     8,069,015      6,379,374
    11/30/2000     6,349,033      5,724,212
    12/31/2000     7,182,513      6,215,922
    01/31/2001     7,158,743      6,539,772
    02/28/2001     5,982,126      6,110,763
    03/31/2001     5,352,220      5,811,947
    04/30/2001     6,089,092      6,266,441
    05/31/2001     6,180,210      6,420,595
    06/30/2001     6,346,600      6,642,106
    07/31/2001     5,986,088      6,282,768
    08/31/2001     5,494,841      6,079,834
    09/30/2001     4,385,572      5,261,489
    10/31/2001     5,023,402      5,569,286
    11/30/2001     5,482,956      6,000,349
    12/31/2001     5,962,318      6,370,570

Investment Process
--------------------------------------------------------------------------------
The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager's thorough, bottom-up analysis combines quantitative and qualitative criteria to result in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio's risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 17

PIMCO Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
73 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of technology-related companies with market capitalizations of more than $200 million.

TOTAL NET ASSETS:
$1.9 billion

PIMCO ADVISORS INSTITUTIONAL MANAGER:
Dennis McKechnie

Fund's long-term performance remained strong

Concerns over a decelerating economy wreaked havoc on the tech sector in the third quarter. This damage to the sector was only exacerbated by the tragic events of September 11th. Despite this, PIMCO Innovation Fund experienced a dramatic turnaround in the fourth quarter, outperforming the NASDAQ Composite and its Lipper average while experiencing its largest quarter-end returns since December 1999. While we do not expect the equity markets to be returning to late 1990s form, this resurgence in technology remains an encouraging signal.

Third quarter tech results proved disappointing

Virtually every industry within technology performed poorly during the third quarter. One area that provided good relative performance was traditional telecom service providers; holdings such as AT&T and WorldCom were flat to slightly up as a result of insulation from economic events and from the pressures their less-well-funded competition face to complete their networks.

Inventory drawdown helped fourth quarter performance

The Fund's fourth quarter strength was aided in part by the depletion of inventories, which neared 20-year lows. As evidenced by the healthy performance of Fund holdings such as Cisco, the inventory drawdown mode appears to have ended. Personal computer makers such as Compaq and Dell also saw significant gains as a result of strong consumer electronics sales aided by a better-than-expected holiday sales season. Software stocks such as Siebel Systems and Microsoft also performed well, as investors became more optimistic about corporate software purchasing. After experiencing a downturn for much of last year, the chip sector experienced a surprising resurgence late in the year, which has continued into 2002. Benefiting from this turnaround was KLA-Tencor, which designs equipment that helps chip manufacturers cut costs and improve efficiency. In fact, nearly every sector of the tech marketplace saw gains of varying degrees over the fourth quarter and, by implementing prudent allocation across a wide variety of technology sectors, the Fund was able to benefit considerably.

We believe tech will continue to show strength

We still believe that technology stocks will begin a recovery in advance of the overall economy and that a recovery could begin by the second quarter of 2002. We're optimistic that the gains we've seen in the fourth quarter could be the precursor of outperformance for the technology sector in the coming year.

18 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                    6 Months   1 year   3 year   5 year  10 year  Inception
PIMCO Innovation Fund Institutional Class (Inception 3/05/99)       -21.19%    -44.87%     --       --       --    -4.59%
PIMCO Innovation Fund Administrative Class (Inception 3/10/00)      -21.37%    -45.03%     --       --       --   -52.83%
S&P 500 Index                                                        -5.56%    -11.88%     --       --       --       --
Lipper Science & Technology Fund Average                            -17.21%    -37.59%     --       --       --       --

TOP TEN HOLDINGS               % of Total
                              Investments

Siebel Systems, Inc.                 3.6%
Cisco Systems, Inc.                  2.8%
LSI Logic Corp.                      2.7%
Intel Corp.                          2.7%
Sun Microsystems, Inc.               2.6%
KLA-Tencor Corp.                     2.6%
Broadcom Corp. 'A'                   2.6%
Taiwan Semiconductor                 2.6%
 Mfg. Co. Ltd. SP-A
Dell Computer Corp.                  2.6%
Check Point Software                 2.5%
 Technologies Ltd.
Top Ten Total                       27.3%

TOP 5 RELATED INDUSTRIES        % of Total
                                Investments

Technology                          92.7%
Communications                       3.0%
Consumer Services                    1.1%
Health Care                          0.7%
Consumer Discretionary               0.6%

PORTFOLIO COMPOSITION

Common Stock                        98.5%
Cash Equivalents                     1.5%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                     PIMCO          S&P 500
      Month        Innovation        Index
    ==========     ==========      =========
    03/31/1999      5,000,000      5,000,000
    04/30/1999      4,939,306      5,193,650
    05/31/1999      4,819,364      5,071,028
    06/30/1999      5,419,075      5,352,470
    07/31/1999      5,369,942      5,185,366
    08/31/1999      5,783,237      5,159,538
    09/30/1999      5,881,503      5,018,271
    10/31/1999      6,702,312      5,335,827
    11/30/1999      7,872,832      5,444,305
    12/31/1999     10,557,847      5,764,974
    01/31/2000     10,501,543      5,475,441
    02/29/2000     14,663,230      5,371,694
    03/31/2000     13,292,624      5,897,206
    04/30/2000     11,202,933      5,719,760
    05/31/2000      9,718,110      5,602,390
    06/30/2000     11,669,454      5,740,489
    07/31/2000     11,112,846      5,650,708
    08/31/2000     13,057,755      6,001,673
    09/30/2000     12,793,930      5,684,845
    10/31/2000     11,037,238      5,660,798
    11/30/2000      7,901,896      5,214,522
    12/31/2000      7,512,144      5,240,000
    01/31/2001      7,871,334      5,425,915
    02/28/2001      5,743,407      4,931,180
    03/31/2001      4,950,650      4,618,790
    04/30/2001      5,679,914      4,977,716
    05/31/2001      5,298,955      5,011,066
    06/30/2001      5,255,417      4,889,097
    07/31/2001      4,705,748      4,840,969
    08/31/2001      3,891,222      4,537,924
    09/30/2001      2,822,723      4,171,504
    10/31/2001      3,506,635      4,251,054
    11/30/2001      4,156,079      4,577,153
    12/31/2001      4,141,608      4,617,248

Investment Process
--------------------------------------------------------------------------------
The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. This Fund may invest in IPOs which may affect performance. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/05/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/10/00. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 19

PIMCO Healthcare Innovation Fund

OBJECTIVE:
Capital appreciation.

NUMBER OF SECURITIES IN THE PORTFOLIO:
55 (not including short-term instruments)

PORTFOLIO:
Common stocks of health-care-related companies with market capitalizations of more than $200 million.

TOTAL NET ASSETS:
$4.4 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
Dennis McKechnie
Jiyoung Kim

Fund outperformed during tech rally in fourth quarter

PIMCO Healthcare Innovation Fund underperformed its Lipper Average for the second half of 2001, hurt by weak performance in the third quarter. However, PIMCO Healthcare Innovation Fund posted a strong gain for the fourth quarter amid the strong tech rally.

Biotech exposure subdued returns in third quarter

The biotech sector proved disappointing in the third quarter, with many stocks in this area coming under valuation pressure, including IDEC Pharmaceuticals, Celera Genomics and Protein Design Labs. However HMOs positively contributed to the Fund's performance in the third quarter, with stocks such as Wellpoint posting impressive gains based on improving fundamentals and attractive valuations. Large-cap pharmaceuticals also helped the Fund's performance, as stocks such as Merck and Eli Lilly benefited from a flight to large-cap, blue-chip holdings in the third quarter.

Biotechs rebounded to aid performance in fourth quarter

In the fourth quarter, the Fund benefited from its exposure to the biotechnology industry, as investors flocked to stocks with earnings durability and growth. For example, Cephalon rose significantly as a result of both beating its earnings estimates and on reported success in clinical trials of a Parkinson's drug currently in its pipeline. Biotech equipment maker Affymetrix also experienced a dramatic run-up after beating its earnings estimates and announcing the settlement of a patent lawsuit. Exposure to HMOs was less helpful to the Fund's performance in the fourth quarter, as investors eschewed this industry in search of more aggressive growth stocks. However, HMOs such as Wellpoint Health Networks and United Health Group provided small gains for the quarter.

Healthcare could continue to perform well in uncertain market environment

We are optimistic that, given continued market uncertainty, the healthcare sector will continue to perform well. The growth and defensive characteristics of these stocks make them attractive in a variety of market environments, which could bode well for investors.

20 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Healthcare Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                          6 Months   1 year   3 year   5 year   10 year   Inception
PIMCO Healthcare Innovation Fund Institutional Class (Inception 6/30/00)  -6.40%     -16.12%     --       --        --    2.09%
S&P Healthcare Index                                                      11.74%      -1.57%     --       --        --     --
Lipper Health/Biotechnology Fund Average                                  -1.71%     -12.75%     --       --        --     --

TOP TEN HOLDINGS              % of Total
                             Investments

Cephalon, Inc.                      3.6%
MedImmune, Inc.                     3.0%
Amgen, Inc.                         2.9%
Biogen, Inc.                        2.9%
Celgene Corp.                       2.7%
Quest Diagnostics, Inc.             2.6%
Protein Design Labs, Inc.           2.4%
King Pharmaceuticals, Inc.          2.3%
Versicor, Inc.                      2.2%
Barr Laboratories, Inc.             2.2%
Top Ten Total                      26.8%

TOP 5 RELATED INDUSTRIES      % of Total
                             Investments

Health Care                        85.7%
Technology                          1.1%

PORTFOLIO COMPOSITION

Common Stock                       86.9%
Cash Equivalents                   13.1%


CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                    PIMCO
                  Healthcare         S & P
      Month       Innovation    Healthcare Index
    ==========    ==========    ================
    06/30/2000     5,000,000        5,000,000
    07/31/2000     5,110,000        4,503,620
    08/31/2000     5,720,000        4,638,801
    09/30/2000     6,215,000        4,898,063
    10/31/2000     6,045,000        5,174,446
    11/30/2000     5,575,000        5,521,931
    12/31/2000     6,149,645        5,654,767
    01/31/2001     5,427,145        5,009,224
    02/28/2001     5,432,746        5,256,590
    03/31/2001     4,755,053        4,888,008
    04/30/2001     5,085,498        4,942,622
    05/31/2001     5,343,134        5,136,857
    06/30/2001     5,511,157        4,981,400
    07/31/2001     4,973,483        5,417,507
    08/31/2001     4,889,472        5,225,727
    09/30/2001     4,323,794        5,378,318
    10/31/2001     4,794,258        5,422,958
    11/30/2001     5,085,498        5,566,124
    12/31/2001     5,158,308        5,566,186

Investment Process
--------------------------------------------------------------------------------
The Fund invests in innovative companies that provide products and/or services associated with the healthcare industry. The Fund may invest across a wide range of businesses and industries, allowing it to hold a relatively diversified portfolio of healthcare-related stocks. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. The fund normally invests at least 65% of its assets in securities that have a connection with healthcare or medicine. The fund may at times invest in convertibles which may entail risk such as having to convert before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective. It may invest up to 15% in foreign securities, which may entail risk due to foreign economic and political developments; it may invest in smaller companies entailing greater risk than larger companies including higher volatility. The fund may invest in IPO's which may affect performance. Concentration of the fund's assets in one or a few sectors (such as healthcare) may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. There is additional risk with the healthcare industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/00, the first full month following the Fund's Institutional Class inception on 6/30/00, compared to the S&P Healthcare Index, an unmanaged market index. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 21

PIMCO Global Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
64 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million.

TOTAL NET ASSETS:
$187.9 million

PIMCO ADVISORS
INSTITUTIONAL MANAGERS:
Dennis McKechnie
Jiyoung Kim

Tech stocks faced bifurcated market in second half of 2001

The tech sector turned in a disappointing performance in the third quarter, as did PIMCO Global Innovation Fund. The sector, already weakened by a decelerating economy, was hit hard by the tragic events of September 11th. However, tech stocks experienced a strong rally in the fourth quarter, and the PIMCO Global Innovation Fund performed well during this period.

Third quarter proved extremely disappointing for tech

Virtually every industry within technology performed poorly during the third quarter. In this environment, the Fund's non-tech innovators posted the best relative returns. For example, the Fund benefited from its exposure to biotech stocks, which proved popular with investors--especially amidst concerns over bioterrorism following September's terrorist attacks.

Strong tech rebound in the fourth quarter aided Fund

The strong tech rally in the fourth quarter propelled the Fund's returns upward. In particular, performance was helped by exposure to the semiconductor industry, which experienced improving fundamentals as inventory was drawn down. A number of chip makers also benefited from the fact that consumer spending patterns shifted away from travel and apparel, and towards stay-at-home type purchases such as video games, digital cameras and personal computers--all of which utilize chips. Exposure to software stocks also contributed to performance, as investors became more optimistic about corporate software purchasing. In particular, Siebel Systems saw its stock rise on word that it had closed a handful of large deals in the fourth quarter and on its introduction of a number of new products and upgrades of existing software. These factors should only serve to enhance Siebel's position as the market leader in this sector.

Tech rally appears sustainable

Despite a strong tech run-up in the fourth quarter, we believe a tech rally is sustainable in the coming months, as more evidence of a macroeconomic recovery and an improvement in tech fundamentals comes to light.

22 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                               6 Months  1 year    3 year   5 year   10 year   Inception
PIMCO Global Innovation Fund Institutional Class (Inception
3/31/00)                                                      -14.70%    -39.38%     --       --       --      -38.49%

NASDAQ Composite Index                                         -9.74%    -21.05%     --       --       --      --

Lipper Science & Technology Fund Average                      -17.21%    -37.59%     --       --       --      --

TOP TEN HOLDINGS                         % of Total
                                         Investments

Marvell Technology Group Ltd.            2.9%
Photon Dynamics, Inc.                    2.9%
Taiwan Semiconductor Mfg. Co. Ltd. SP-A  2.8%
SK Telecom Co. Ltd. SP - ADR             2.6%
NetIQ Corp.                              2.6%
Genesis Microchip, Inc.                  2.5%
Intersil Corp.                           2.5%
KLA-Tencor Corp.                         2.5%
Check Point Software Technologies        2.2%
Ltd.
ASML Holding N.V.                        2.2%
Top Ten Total                           25.7%

TOP 5 RELATED INDUSTRIES            % of Total
                                   Investments

Technology                               74.4%
Communications                            6.6%
Health Care                               3.9%
Capital Goods                             1.8%
Consumer Discretionary                    1.6%

PORTFOLIO COMPOSITION

Common Stock                             90.1%
Cash Equivalents                          9.9%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                      PIMCO             NASDAQ
                      Global          Composite
     Month          Innovation          Index
   ==========       ==========        =========
   03/31/2000        5,000,000        5,000,000
   04/30/2000        4,330,689        4,221,500
   05/31/2000        3,986,118        3,718,719
   06/30/2000        4,700,050        4,336,771
   07/31/2000        4,734,755        4,119,065
   08/31/2000        5,523,054        4,599,348
   09/30/2000        5,270,203        4,016,150
   10/31/2000        4,553,793        3,684,818
   11/30/2000        3,371,344        2,840,995
   12/31/2000        3,518,035        2,701,786
   01/31/2001        3,669,482        3,032,214
   02/28/2001        2,604,388        2,353,301
   03/31/2001        2,177,358        2,012,543
   04/30/2001        2,589,492        2,314,425
   05/31/2001        2,460,390        2,308,176
   06/30/2001        2,500,114        2,363,341
   07/31/2001        2,244,392        2,217,051
   08/31/2001        1,916,671        1,974,505
   09/30/2001        1,382,883        1,639,234
   10/31/2001        1,700,673        1,848,564
   11/30/2001        2,105,359        2,111,430
   12/31/2001        2,132,669        2,133,178


Investment Process
--------------------------------------------------------------------------------
The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors affecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and
(ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/00, the first full month following the Fund's Institutional Class inception on 3/31/00, compared to the NASDAQ Composite Index, an unmanaged market index. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 23

PIMCO Select International Fund

OBJECTIVE:
Capital appreciation.

NUMBER OF SECURITIES IN THE PORTFOLIO:
211 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies located outside of the United States with market capitalizations of more than $1 billion.

TOTAL NET ASSETS:
$78.9 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
Udo Frank

The Fund outperformed MSCI EAFE over the past three years

The Fund's Institutional share performance for the last six months of 2001 was -10.79%, underperforming the MSCI EAFE index, which returned -7.94%. However, the Fund outperformed the Index for the past three years with an average annual return of 3.27%, versus -4.79% for the MSCI EAFE index.

A global economic slowdown diminished investor confidence

The last half of 2001 was very difficult for equity investors as both a global economic slowdown and the terrorist attacks in the U.S. shook investor confidence. As we headed into the third quarter, markets were mixed, with lower interest rates and other fiscal stimulus initiatives expected to pull the U.S. and global economies out of the economic slowdown. But the September 11 attack on the World Trade Center in New York diminished both consumer and investor confidence.

Underperformance was due to an overweighting in technology and healthcare

Our underperformance was a result of slightly overweighting technology and healthcare. Particular holdings that hurt performance were Toyota and ING Groep. Toyota was late to offer buyers attractive financing, missing many of the sales of their U.S. counterparts. ING Groep was hurt by a slowing economy and exposure to the World Trade Center disaster.

Consumer staples and energy helped performance

Areas that helped performance were consumer staples and energy. E.ON AG is a German conglomerate with energy, chemicals and telecommunications businesses. The stock performed well as the market reacted positively to a coupling with BP PLC, making E.ON one of the largest distributors of natural gas in Europe.

Strategy remains cautiously optimistic

We continue to move towards lower valuation stocks as the market punishes companies that announce disappointing earnings or revisions. In a challenging environment that includes sluggish consumer sentiment and military exercises in the Middle East, we remain cautiously optimistic. With positive developments in Afghanistan, lower global interest rates and scattered positive earnings announcements, the trend may become more positive as the year progresses. We remain fully invested and poised to take advantage of any upturns.

24 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Select International Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                          6 Months   1 year   3 year   5 year  10 year   Inception
PIMCO Select International Fund Institutional Class (Inception 12/31/97)  -10.79%    -28.94%   3.27%      --       --     11.30%
PIMCO Select International Fund Administrative Class (Inception 12/29/00) -10.87%    -29.15%     --       --       --    -29.02%
MSCI EAFE Index                                                            -7.94%    -21.21%  -4.79%      --       --        --
Lipper International Fund Average                                          -8.72%    -21.71%  -2.38%      --       --        --

TOP TEN HOLDINGS              % of Total
                             Investments

Finland/
Nokia Corp.                         2.2%
United Kingdom/
BP Amoco PLC                        2.0%
United Kingdom/
GlaxoSmithKline PLC                 2.0%
Japan/
Toyota Motor Corp.                  1.9%
Switzerland/
Nestle SA                           1.8%
United Kingdom/
Vodafone Group PLC                  1.8%
Switzerland/
UBS AG                              1.7%
Switzerland/
Novartis AG                         1.6%
France/
BNP Paribas SA                      1.6%
France/
Aventis SA                          1.4%
Top 10 Total                       18.0%

TOP 5 RELATED INDUSTRIES      % of Total
                             Investments

United Kingdom                     23.1%
Japan                              17.8%
France                             10.8%
Germany                             7.9%
Netherlands                         7.3%

REGIONAL BREAKDOWN

Europe                             70.1%
Asia Pacific                       29.9%

PORTFOLIO COMPOSITION

Common Stock                      100.0%
Cash Equivalents                    0.0%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                    PIMCO
                    Select         MSCI EAFE
    Month        International       Index
  ==========     =============     ==========
  12/31/1997      5,000,000         5,000,000
  01/31/1998      5,190,000         5,230,000
  02/28/1998      5,595,000         5,566,812
  03/31/1998      6,090,000         5,739,383
  04/30/1998      6,385,000         5,785,872
  05/31/1998      6,635,000         5,759,257
  06/30/1998      6,775,000         5,804,179
  07/31/1998      7,040,000         5,864,543
  08/31/1998      5,940,000         5,139,099
  09/30/1998      5,570,000         4,982,870
  10/31/1998      5,895,000         5,503,580
  11/30/1998      6,490,000         5,787,015
  12/31/1998      6,970,063         6,016,759
  01/31/1999      7,529,624         6,000,514
  02/28/1999      7,317,751         5,858,902
  03/31/1999      7,801,255         6,104,976
  04/30/1999      8,393,412         6,353,448
  05/31/1999      8,051,156         6,027,516
  06/30/1999      8,713,937         6,263,795
  07/31/1999      9,208,306         6,451,709
  08/31/1999      9,555,995         6,476,870
  09/30/1999      9,936,279         6,543,582
  10/31/1999     10,419,783         6,790,275
  11/30/1999     12,473,316         7,027,935
  12/31/1999     14,617,010         7,659,746
  01/31/2000     14,430,636         7,174,118
  02/29/2000     16,946,679         7,368,537
  03/31/2000     15,974,874         7,655,910
  04/30/2000     14,297,512         7,254,740
  05/31/2000     13,119,365         7,079,175
  06/30/2000     13,618,580         7,357,387
  07/31/2000     12,793,212         7,050,584
  08/31/2000     13,432,207         7,113,334
  09/30/2000     12,467,058         6,768,337
  10/31/2000     11,506,788         6,609,958
  11/30/2000     10,751,119         6,363,407
  12/31/2000     10,802,642         6,591,217
  01/31/2001     10,957,210         6,587,921
  02/28/2001      9,926,752         6,094,486
  03/31/2001      8,930,642         5,691,031
  04/30/2001      9,342,825         6,089,972
  05/31/2001      9,016,513         5,879,868
  06/30/2001      8,604,330         5,641,734
  07/31/2001      8,346,715         5,539,618
  08/31/2001      8,020,403         5,400,574
  09/30/2001      7,230,385         4,854,576
  10/31/2001      7,333,431         4,978,853
  11/30/2001      7,591,045         5,162,573
  12/31/2001      7,676,051         5,193,548


Investment Process
--------------------------------------------------------------------------------
The Fund employs a distinctive, multi-level investment approach, focusing on high-quality securities with strong fundamentals. This process starts with an exhaustive bottom-up research effort focusing on both sector and regional factors. Preference is given to companies with sustainable, higher than average growth rates. This process results in a focused portfolio of between 70 and 100 holdings.

Past performance is no guarantee of future results. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies, which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the fund's assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/31/97, compared to the MSCI EAFE Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 12/29/00. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 25

PIMCO Mega-Cap Fund

OBJECTIVE:
Long-term growth of capital.

NUMBER OF SECURITIES IN THE PORTFOLIO:
48 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies with very large market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS:
$2.4 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus

The Fund rebounded from a difficult third quarter

The Mega-Cap Fund experienced an extremely volatile second half but finished the calendar year on a positive note. Over the third quarter the Fund took losses, in line with the overall equity market. The Fund rebounded substantially during the fourth quarter rally, outperforming both its Lipper Average and benchmark.

Defensive allocation helped cushion a third quarter slip

The Fund weathered a tumultuous third quarter by maintaining a defensive growth posture. Earnings and returns in the technology sector continued to be overwhelmingly negative. The Fund's significant underweighting in technology contributed positively to performance, as did its overweighting in healthcare. In particular, King Pharmaceuticals and Tenet Healthcare posted strong gains. The Fund's overweighting in financial services also helped to boost performance, as companies such as Washington Mutual and Federal Home Loan Mortgage benefited from the falling interest rate environment. While quarterly returns for the financial services sector were negative, they held up considerably better than the overall market.

Consumer discretionary anchored fourth quarter outperformance

The consumer discretionary sector was the most significant contributor to outperformance over the fourth quarter. Benefiting from renewed consumer confidence, retailers like Best Buy, Kohl's and Target all posted strong gains. Cendant, a hotel and car rental franchiser, also benefited from a strong consumer.

The financial services sector remains a Fund priority

Despite a relative decrease in exposure to financial services stocks, the Fund remains overweight in this sector compared with the S&P 500 Index because we believe there is a positive tradeoff in growth-value characteristics for many stocks in this group. Major banks were under pressure during the fourth quarter over credit quality concerns, but stocks such as Citigroup still managed to provide gains for the Fund. The Fund also benefited from its exposure to property and casualty (P&C) insurers. While some P&C companies, such as St. Paul Companies, felt immediate pressure in the wake of September 11, they benefited from the resulting rise in insurance premiums.

Our growth-at-a-reasonable-price philosophy is as important as ever

We still see market volatility and real earnings growth as primary concerns for 2002. In this environment, we believe that our continued dedication to seeking stocks with both solid growth and reasonable valuation characteristics will be increasingly important to long-term investment performance.

26 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Mega-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                  6 Months    1 year     3 year    5 year   10 year   Inception
PIMCO Mega-Cap Fund Institutional Class (Inception 8/31/99)       -6.45%      -32.12%       --        --        --    -8.75%
S&P 500 Index                                                     -5.56%      -11.88%       --        --        --       --
Lipper Multi-Cap Core Fund Average                                -5.92%      -10.89%       --        --        --       --


TOP TEN HOLDINGS               % of Total
                              Investments

General Electric Co.                 3.8%
Microsoft Corp.                      3.5%
PeopleSoft, Inc.                     2.9%
Pfizer, Inc.                         2.7%
Cendant Corp.                        2.6%
Electronic Data Systems Corp.        2.5%
IBM Corp.                            2.4%
Tyco International Ltd.              2.4%
Veritas Software Corp.               2.3%
Bed, Bath & Beyond, Inc.             2.3%
Top Ten Total                       27.4%

TOP 5 RELATED INDUSTRIES       % of Total
                              Investments

Technology                          30.2%
Health Care                         28.3%
Consumer Discretionary              11.9%
Financial & Business Services       10.6%
Consumer Staples                     6.5%

PORTFOLIO COMPOSITION

Common Stock                        96.3%
Cash Equivalents                     3.7%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                    PIMCO         S&P 500
     Month         Mega-Cap        Index
   ==========     ==========     ==========
   08/31/1999     5,000,000       5,000,000
   09/30/1999     4,960,000       4,863,102
   10/31/1999     5,140,000       5,170,839
   11/30/1999     5,520,000       5,275,962
   12/31/1999     6,212,079       5,586,716
   01/31/2000     6,017,013       5,306,135
   02/29/2000     6,802,276       5,205,596
   03/31/2000     6,892,306       5,714,859
   04/30/2000     6,287,104       5,542,899
   05/31/2000     5,941,988       5,429,159
   06/30/2000     6,677,234       5,562,988
   07/31/2000     6,602,209       5,475,983
   08/31/2000     7,662,564       5,816,096
   09/30/2000     7,477,502       5,509,064
   10/31/2000     6,952,326       5,485,761
   11/30/2000     5,771,931       5,053,284
   12/31/2000     5,946,864       5,077,974
   01/31/2001     5,664,487       5,258,141
   02/28/2001     4,749,585       4,778,703
   03/31/2001     4,292,134       4,475,973
   04/30/2001     4,647,929       4,823,800
   05/31/2001     4,540,626       4,856,120
   06/30/2001     4,314,724       4,737,922
   07/31/2001     4,077,527       4,691,282
   08/31/2001     3,761,265       4,397,607
   09/30/2001     3,416,764       4,042,517
   10/31/2001     3,625,724       4,119,608
   11/30/2001     3,953,281       4,435,623
   12/31/2001     4,036,551       4,474,479


Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of the 250 largest publicly traded U.S. companies (by market capitalization). In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/99, the first full month following the Fund's Institutional Class inception on 8/31/99, compared to the S&P 500 Index, an unmanaged market index. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 27

PIMCO Capital Appreciation Fund

OBJECTIVE:
Growth of capital.

NUMBER OF SECURITIES IN THE PORTFOLIO:
85 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS:
$708.2 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus

Fund slightly underperformed in the second half despite solid fourth quarter gains

The second half of 2001 produced mixed outcomes for PIMCO Capital Appreciation Fund. Despite posting losses for the third quarter, the Fund fared better than the majority of its peers, outperforming its Lipper average and the S&P 500 Index. Conversely, in the fourth quarter, although the Fund's Institutional shares posted gains, the Fund underperformed its benchmark and Lipper average. For the six-month period overall, the Fund barely missed outperforming its Lipper average and benchmark, underperforming both by less than one percentage point.

Defensive allocation aids third quarter outperformance

The Fund weathered a tumultuous third quarter by maintaining a defensive growth posture. Its significant underweighting in technology positively contributed to performance, as did its overweighting of healthcare stocks. In particular, Johnson & Johnson and Tenet Healthcare posted strong gains. The Fund's overweighting of financial services also contributed to performance, as companies such as Washington Mutual and Federal Home Loan Mortgage benefited in the falling interest rate environment.

Insurance and consumer discretionary holdings lift fourth quarter performance

The consumer discretionary sector was the most significant contributor to positive returns for the quarter, benefiting from continued consumer strength. The Fund also benefited from its exposure to property and casualty (P&C) insurers. While some P&C companies, such as St. Paul Companies, felt immediate pressure in the wake of September 11th, they benefited from the resulting rise in insurance premiums. Despite a relative decrease in our exposure to financial stocks, the Fund remains overweight as compared to the S&P 500 because we believe there is a positive tradeoff in growth/value characteristics of many stocks in this group.

Tech valuations still causing concern

The Fund's underweighting in technology hurt it in the fourth quarter as tech experienced a dramatic rally. However, the Fund remains underweight in tech because we are concerned about earnings sustainability and growth. It is important to note that third quarter gains in the technology marketplace were magnified by the fact that many tech companies had lost up to 90% of their value in the preceding 12 to 18 months.

Our growth-at-a-reasonable-price philosophy is as important as ever

We still see market volatility and real earnings growth as primary concerns for 2002. In this environment, we believe that our continued dedication to seeking stocks with both growth and reasonable valuation characteristics will be increasingly important to long-term investment performance.

28 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                          6 Months   1 year   3 year    5 year   10 year  Inception
PIMCO Capital Appreciation Fund Institutional Class (Inception 3/08/91)   -6.12%     -18.89%   4.19%    12.29%   14.16%   15.19%
PIMCO Capital Appreciation Fund Administrative Class (Inception 7/31/96)  -6.24%     -19.08%   3.92%    12.01%      --    14.77%
S&P 500 Index                                                             -5.56%     -11.88%  -1.03%    10.70%   12.94%      --
Lipper Large-Cap Core Fund Average                                        -5.98%     -13.77%  -1.56%     8.19%   11.01%      --

TOP TEN HOLDINGS               % of Total
                              Investments

Microsoft Corp.                      3.3%
General Electric Co.                 3.2%
Citigroup, Inc.                      2.4%
American International Group, Inc.   2.0%
IBM Corp.                            1.8%
Cendant Corp.                        1.6%
Johnson & Johnson                    1.6%
Pfizer, Inc.                         1.5%
Laboratory Corp. of America Holdings 1.4%
PepsiCo, Inc.                        1.4%
Top Ten Total                       20.2%

TOP 5 RELATED INDUSTRIES       % of Total
                              Investments

Financial & Business Services       24.1%
Health Care                         19.4%
Technology                          16.1%
Consumer Discretionary              12.1%
Consumer Staples                     7.3%

PORTFOLIO COMPOSITION

Common Stock                        93.8%
Cash Equivalents                     6.2%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                            PIMCO
                           Capital              S&P 500
        Month            Appreciation            Index
     ==========          ============         ==========
     03/31/1991           5,000,000            5,000,000
     04/30/1991           4,854,350            5,012,000
     05/31/1991           5,094,373            5,228,518
     06/30/1991           4,820,061            4,989,052
     07/31/1991           5,164,862            5,221,542
     08/31/1991           5,327,032            5,345,293
     09/30/1991           5,253,318            5,256,026
     10/31/1991           5,433,351            5,326,457
     11/30/1991           5,275,577            5,111,801
     12/31/1991           6,008,526            5,696,591
     01/31/1992           5,951,282            5,590,634
     02/29/1992           6,015,540            5,663,312
     03/31/1992           5,817,823            5,552,878
     04/30/1992           5,805,268            5,716,132
     05/31/1992           5,830,077            5,744,142
     06/30/1992           5,646,491            5,658,669
     07/31/1992           5,811,083            5,889,825
     08/31/1992           5,666,801            5,769,261
     09/30/1992           5,816,058            5,837,050
     10/31/1992           6,018,924            5,857,187
     11/30/1992           6,371,407            6,056,624
     12/31/1992           6,459,843            6,130,939
     01/31/1993           6,679,451            6,182,194
     02/28/1993           6,599,169            6,266,457
     03/31/1993           6,904,241            6,398,680
     04/30/1993           6,735,135            6,244,023
     05/31/1993           7,040,790            6,411,051
     06/30/1993           7,153,400            6,429,835
     07/31/1993           7,052,175            6,403,987
     08/31/1993           7,310,181            6,646,954
     09/30/1993           7,525,186            6,595,972
     10/31/1993           7,543,860            6,732,443
     11/30/1993           7,393,094            6,668,283
     12/31/1993           7,603,513            6,748,903
     01/31/1994           7,871,521            6,978,365
     02/28/1994           7,764,846            6,788,973
     03/31/1994           7,377,445            6,492,973
     04/30/1994           7,405,400            6,576,213
     05/31/1994           7,399,773            6,684,129
     06/30/1994           7,191,566            6,520,301
     07/31/1994           7,367,360            6,734,427
     08/31/1994           7,587,534            7,010,539
     09/30/1994           7,384,297            6,839,131
     10/31/1994           7,554,006            6,992,806
     11/30/1994           7,208,583            6,738,128
     12/31/1994           7,279,887            6,838,055
     01/31/1995           7,275,418            7,015,365
     02/28/1995           7,638,905            7,288,754
     03/31/1995           7,973,994            7,503,845
     04/30/1995           8,248,506            7,724,833
     05/31/1995           8,550,420            8,033,595
     06/30/1995           8,920,691            8,220,215
     07/31/1995           9,416,251            8,492,798
     08/31/1995           9,507,671            8,514,115
     09/30/1995           9,884,778            8,873,410
     10/31/1995           9,700,127            8,841,732
     11/30/1995           9,998,064            9,229,884
     12/31/1995           9,983,895            9,407,652
     01/31/1996          10,319,950            9,727,888
     02/29/1996          10,710,996            9,818,066
     03/31/1996          10,731,348            9,912,614
     04/30/1996          10,866,103           10,058,726
     05/31/1996          11,141,737           10,318,140
     06/30/1996          11,121,089           10,357,452
     07/31/1996          10,561,962            9,899,860
     08/31/1996          11,016,637           10,108,648
     09/30/1996          11,692,504           10,677,563
     10/31/1996          11,987,428           10,972,050
     11/30/1996          12,859,911           11,801,427
     12/31/1996          12,658,812           11,567,641
     01/31/1997          13,397,357           12,290,387
     02/28/1997          13,259,311           12,386,744
     03/31/1997          12,776,151           11,877,772
     04/30/1997          13,183,386           12,586,875
     05/31/1997          14,025,466           13,353,165
     06/30/1997          14,625,966           13,951,386
     07/31/1997          16,206,592           15,061,498
     08/31/1997          15,599,190           14,217,753
     09/30/1997          16,544,805           14,996,459
     10/31/1997          16,248,006           14,495,577
     11/30/1997          16,662,144           15,166,577
     12/31/1997          16,991,599           15,426,988
     01/31/1998          16,723,663           15,597,610
     02/28/1998          17,951,702           16,722,510
     03/31/1998          18,949,019           17,578,870
     04/30/1998          18,963,905           17,755,713
     05/31/1998          18,651,313           17,450,492
     06/30/1998          19,447,678           18,159,332
     07/31/1998          18,889,478           17,965,934
     08/31/1998          15,808,216           15,368,420
     09/30/1998          16,693,892           16,352,921
     10/31/1998          17,460,487           17,683,067
     11/30/1998          18,599,214           18,754,838
     12/31/1998          19,980,246           19,835,492
     01/31/1999          20,637,174           20,665,012
     02/28/1999          19,812,008           20,022,744
     03/31/1999          20,292,687           20,823,854
     04/30/1999          20,989,673           21,630,362
     05/31/1999          20,268,654           21,119,669
     06/30/1999          21,502,398           22,291,811
     07/31/1999          20,709,276           21,595,860
     08/31/1999          20,300,699           21,488,291
     09/30/1999          19,795,985           20,899,948
     10/31/1999          21,181,945           22,222,497
     11/30/1999          22,199,383           22,674,280
     12/31/1999          24,435,384           24,009,796
     01/31/2000          23,763,118           22,803,955
     02/29/2000          25,653,256           22,371,873
     03/31/2000          26,880,871           24,560,513
     04/30/2000          25,701,971           23,821,487
     05/31/2000          25,331,738           23,332,670
     06/30/2000          26,403,465           23,907,821
     07/31/2000          26,111,176           23,533,902
     08/31/2000          29,131,498           24,995,593
     09/30/2000          28,761,265           23,676,075
     10/31/2000          28,020,799           23,575,926
     11/30/2000          26,403,465           21,717,289
     12/31/2000          27,862,325           21,823,397
     01/31/2001          26,395,172           22,597,691
     02/28/2001          25,036,696           20,537,234
     03/31/2001          23,651,052           19,236,200
     04/30/2001          24,995,942           20,731,045
     05/31/2001          25,158,959           20,869,943
     06/30/2001          24,072,179           20,361,969
     07/31/2001          23,460,865           20,161,525
     08/31/2001          22,496,348           18,899,414
     09/30/2001          21,165,042           17,373,356
     10/31/2001          21,137,873           17,704,666
     11/30/2001          22,224,653           19,062,791
     12/31/2001          22,597,918           19,229,781


Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 29

PIMCO Mid-Cap Fund

OBJECTIVE:
Growth of capital.

NUMBER OF SECURITIES IN THE PORTFOLIO:
87 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $500 million (excluding the largest 200 companies) that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS:
$962.6 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus

A cautious underweighting in tech both helped and hindered

Over the third quarter, PIMCO Mid-Cap Fund invested sparingly in the volatile technology sector, which posted disappointing returns for the quarter. This underweighting contributed greatly to the Fund's outperformance of its Index and Lipper Average during the third quarter. In the fourth quarter, the Fund remained underweighted in technology, despite a dramatic tech rally, due to continued concerns about real earnings potential in the sector. As a result, while the Fund underperformed its benchmark and Lipper average, its Institutional shares still managed a solid gain for the fourth quarter.

Interest rate cuts provided a healthy boost

In the third quarter, the Fund's exposure to consumer staples helped its performance, as stocks such as McCormick and Pepsi proved attractive to investors in a decelerating economic environment. The Fund's performance was also helped by a substantial overweight in the financial services sector. In particular, companies such as USA Education and Dime Bancorp benefited from the falling interest rate environment.

Strong consumer confidence delivers healthy holiday sales

A relative underweighting in the technology sector hindered performance for the fourth quarter. However, the health-care, consumer discretionary, and financial services sectors all contributed positively to the Fund's performance in the fourth quarter. Relatively strong consumer confidence and a better-than-expected holiday spending season allowed consumer products companies like Best Buy Inc. and Williams-Sonoma to post solid returns. The Fund also benefited from rising car sales, buoyed by a low interest rate environment, through its exposure to AmeriCredit, a financial services firm specializing in auto loans. With interest rates still at relative lows, we believe there could be opportunities for further gains in the financial services sector in the coming year.

We anticipate a recovery on the horizon

While we anticipate a recovery in 2002, we are expecting a more conservative rebound than seen in the past. With valuations and earnings reliability still pressing concerns in the current market environment, we believe that our growth-at-a reasonable-price philosophy could bode well for investors in the coming year.

30 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                  6 Months    1 year    3 year      5 year      10 year    Inception
PIMCO Mid-Cap Fund Institutional Class (Inception 8/26/91)        -7.90%      -19.35%   5.38%       11.13%      13.48%     14.34%
PIMCO Mid-Cap Fund Administrative Class (Inception 11/30/94)      -8.01%      -19.53%   5.14%       10.90%         --      16.16%
Russell Mid-Cap Index                                             -3.74%       -5.63%   6.50%       11.40%      13.58%        --
Lipper Mid-Cap Core Fund Average                                  -3.63%       -3.63%   9.96%       11.62%      12.98%        --

TOP TEN HOLDINGS                  % of Total
                                 Investments

AmeriCredit Corp.                       1.6%
King Pharmaceuticals, Inc.              1.6%
SunGard Data Systems, Inc.              1.6%
Darden Restaurants, Inc.                1.5%
Williams-Sonoma, Inc.                   1.5%
McCormick & Co.                         1.5%
International Game Technology           1.4%
Affiliated Computer Services, Inc. `A'  1.4%
Pactiv Corp.                            1.4%
Laboratory Corp. of America Holdings    1.4%
Top Ten Total                          14.9%

TOP 5 RELATED INDUSTRIES          % of Total
                                 Investments

Financial & Business Services          27.0%
Health Care                            19.5%
Technology                             17.1%
Consumer Discretionary                 12.7%
Consumer Staples                        4.1%

PORTFOLIO COMPOSITION

Common Stock                           92.7%
Cash Equivalents                        7.3%


CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                                                             Russell
                                  PIMCO                      Mid-Cap
      Month                      Mid-Cap                      Index
    ==========                  ==========                  ==========
    08/31/1991                   5,000,000                   5,000,000
    09/30/1991                   4,974,950                   4,970,800
    10/31/1991                   5,157,144                   5,072,701
    11/30/1991                   5,011,661                   4,862,945
    12/31/1991                   5,665,299                   5,407,887
    01/31/1992                   5,671,673                   5,509,555
    02/29/1992                   5,727,031                   5,636,110
    03/31/1992                   5,555,924                   5,492,107
    04/30/1992                   5,519,126                   5,535,055
    05/31/1992                   5,524,162                   5,570,812
    06/30/1992                   5,378,127                   5,480,453
    07/31/1992                   5,525,925                   5,709,591
    08/31/1992                   5,364,436                   5,578,099
    09/30/1992                   5,541,064                   5,693,789
    10/31/1992                   5,722,284                   5,833,116
    11/30/1992                   6,066,939                   6,127,047
    12/31/1992                   6,185,404                   6,291,558
    01/31/1993                   6,414,599                   6,417,263
    02/28/1993                   6,216,680                   6,424,579
    03/31/1993                   6,470,422                   6,633,570
    04/30/1993                   6,293,134                   6,457,781
    05/31/1993                   6,562,549                   6,662,815
    06/30/1993                   6,765,881                   6,738,172
    07/31/1993                   6,682,647                   6,770,650
    08/31/1993                   7,013,472                   7,071,740
    09/30/1993                   7,201,787                   7,098,825
    10/31/1993                   7,128,883                   7,104,717
    11/30/1993                   6,929,867                   6,939,959
    12/31/1993                   7,160,996                   7,191,324
    01/31/1994                   7,309,331                   7,389,733
    02/28/1994                   7,299,101                   7,289,232
    03/31/1994                   7,033,122                   6,978,711
    04/30/1994                   7,058,599                   7,026,585
    05/31/1994                   6,930,633                   7,036,141
    06/30/1994                   6,700,295                   6,827,801
    07/31/1994                   6,851,806                   7,062,131
    08/31/1994                   7,210,540                   7,396,947
    09/30/1994                   7,026,048                   7,216,165
    10/31/1994                   7,167,804                   7,271,369
    11/30/1994                   6,829,168                   6,950,556
    12/31/1994                   6,991,678                   7,040,844
    01/31/1995                   6,924,894                   7,185,463
    02/28/1995                   7,346,142                   7,557,383
    03/31/1995                   7,582,451                   7,773,675
    04/30/1995                   7,753,580                   7,890,902
    05/31/1995                   8,020,945                   8,150,197
    06/30/1995                   8,493,975                   8,424,125
    07/31/1995                   9,295,489                   8,833,116
    08/31/1995                   9,367,547                   8,968,440
    09/30/1995                   9,501,369                   9,171,037
    10/31/1995                   9,355,709                   8,965,881
    11/30/1995                   9,536,022                   9,411,754
    12/31/1995                   9,599,034                   9,466,624
    01/31/1996                   9,789,114                   9,666,181
    02/29/1996                  10,026,714                   9,893,143
    03/31/1996                  10,152,383                  10,036,296
    04/30/1996                  10,364,554                  10,320,625
    05/31/1996                  10,539,595                  10,476,466
    06/30/1996                  10,325,462                  10,319,110
    07/31/1996                   9,831,497                   9,680,460
    08/31/1996                  10,367,953                  10,141,443
    09/30/1996                  11,095,622                  10,642,329
    10/31/1996                  11,169,983                  10,727,681
    11/30/1996                  11,849,848                  11,381,211
    12/31/1996                  11,841,245                  11,265,123
    01/31/1997                  12,326,596                  11,686,551
    02/28/1997                  12,120,488                  11,668,787
    03/31/1997                  11,774,758                  11,172,864
    04/30/1997                  12,027,407                  11,450,845
    05/31/1997                  12,858,488                  12,286,299
    06/30/1997                  13,483,461                  12,688,306
    07/31/1997                  14,733,407                  13,746,765
    08/31/1997                  14,713,461                  13,596,925
    09/30/1997                  15,750,651                  14,373,309
    10/31/1997                  15,418,218                  13,814,188
    11/30/1997                  15,524,596                  14,142,965
    12/31/1997                  15,887,569                  14,533,311
    01/31/1998                  15,605,123                  14,260,085
    02/28/1998                  16,523,072                  15,375,224
    03/31/1998                  17,031,474                  16,104,009
    04/30/1998                  17,278,614                  16,144,269
    05/31/1998                  16,692,539                  15,645,411
    06/30/1998                  17,010,291                  15,862,100
    07/31/1998                  16,523,072                  15,105,478
    08/31/1998                  13,578,576                  12,688,602
    09/30/1998                  14,560,074                  13,509,554
    10/31/1998                  14,962,560                  14,430,906
    11/30/1998                  15,788,713                  15,113,487
    12/31/1998                  17,147,689                  15,999,138
    01/31/1999                  16,406,007                  15,971,939
    02/28/1999                  15,523,405                  15,440,074
    03/31/1999                  15,597,573                  15,923,348
    04/30/1999                  16,398,590                  17,100,083
    05/31/1999                  16,361,506                  17,050,493
    06/30/1999                  17,066,104                  17,652,376
    07/31/1999                  16,598,844                  17,166,935
    08/31/1999                  16,035,166                  16,722,312
    09/30/1999                  15,738,493                  16,133,686
    10/31/1999                  16,279,921                  16,898,423
    11/30/1999                  17,221,857                  17,385,098
    12/31/1999                  19,373,700                  18,914,986
    01/31/2000                  18,911,534                  18,288,900
    02/29/2000                  23,033,757                  19,695,317
    03/31/2000                  23,987,906                  20,823,858
    04/30/2000                  22,504,502                  19,838,890
    05/31/2000                  22,019,974                  19,313,159
    06/30/2000                  23,018,848                  19,884,829
    07/31/2000                  22,504,502                  19,662,119
    08/31/2000                  24,509,707                  21,545,750
    09/30/2000                  24,845,150                  21,237,645
    10/31/2000                  24,405,346                  20,910,586
    11/30/2000                  22,780,311                  19,028,633
    12/31/2000                  24,883,352                  20,476,712
    01/31/2001                  23,750,435                  20,806,387
    02/28/2001                  22,995,157                  19,539,278
    03/31/2001                  21,882,652                  18,327,843
    04/30/2001                  22,637,931                  19,894,873
    05/31/2001                  22,750,202                  20,264,918
    06/30/2001                  21,790,794                  20,074,428
    07/31/2001                  20,759,942                  19,500,299
    08/31/2001                  20,004,664                  18,749,538
    09/30/2001                  18,718,650                  16,488,343
    10/31/2001                  18,708,443                  17,141,282
    11/30/2001                  19,473,928                  18,577,721
    12/31/2001                  20,068,243                  19,324,545


Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, seeking stocks with strong growth potentialthat appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. The Fund normally invests at least 65% in medium cap stocks, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The line graph above assumes the investment of $5,000,000 on 9/01/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the Russell Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 31

PIMCO Micro-Cap Fund

OBJECTIVE:
Long-term growth of capital.

NUMBER OF SECURITIES IN THE PORTFOLIO:
54 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies with market capitalizations of less than $250 million that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS:
$243.3 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus


The Fund outperformed during the second half of the year

The fourth quarter of 2001 ended a volatile second half on a positive note. The events of September 11 had a further negative impact on an already downbeat third quarter for the overall stock market. But despite posting negative third quarter returns, the Fund still managed to outperform its Index and Lipper Average. The fourth quarter saw a turnaround for the overall market and the Fund thrived in this environment. Overall, for the six-month period, the Fund managed to outperform its benchmark while posting a positive six-month return.

The Fund avoided tech in the third quarter

A significant factor in the Fund's relative outperformance for the third quarter was an underweighting in technology stocks, which suffered losses in the wake of continually disappointing earnings. In response to further Fed rate cuts, the Fund increased exposure to the financial services sector in anticipation of another round of refinancing activity, which boosted returns. However, consumer stocks came under pressure in the weakening economic environment. Retailers such as Christopher & Banks and Chico's Fashion continued to report strong relative sales but still struggled in the quarter.

Consumers spurred a fourth quarter rally

During the fourth quarter the consumer discretionary sector produced solid gains for the Fund. Tuesday Morning Corp., a discount retailer specializing in highend goods, posted strong returns and provided a positive outlook for the future, given the costcutting and inventory management enhancements already in progress. After losing ground in the third quarter, Christopher and Banks and Chico's Fashion gained sharply in the final quarter. The Fund was underweighted in healthcare, but careful stock selection allowed the Fund to benefit significantly from its exposure. The Fund had no exposure to some of the weaker segments of the healthcare sector, including management services and healthcare facilities. One disappointing area was the financial services sector, which underperformed over the quarter due to growing sentiment that the benefits of a low interest rate environment had run its course.

Volatility and valuation issues persist in 2002

We expect market volatility and stock valuation to remain issues for the markets in 2002. Our continued focus on earnings growth and relative valuation should cushion the portfolio in the event of further market declines, and, more importantly leave us well positioned to benefit in an improving market environment.


32 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Micro-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                           6 Months     1 year    3 year    5 year   10 year  Inception
PIMCO Micro-Cap Fund Institutional Class (Inception
6/25/93)                                                     3.68%     10.00%     10.96%    12.41%    --       16.23%

PIMCO Micro-Cap Fund Administrative Class (Inception
4/1/96)                                                      3.52%      9.67%     10.68%    12.14%    --       13.54%

Russell 2000 Index                                          -4.09%      2.49%      6.41%     7.52%    --       --

Lipper Small-Cap Core Fund Average                          -0.78%      7.61%     11.32%    10.42%    --       --

TOP TEN HOLDINGS                   % of Total
                                  Investments

QChristopher & Banks Corp.               4.8%
Chico's FAS, Inc.                        4.4%
ICT Group, Inc.                          3.8%
PEC Solutions, Inc.                      3.1%
Diversa Corp.                            3.1%
Advanced Neuromodulation Systems, Inc.   2.7%
National Processing, Inc.                2.7%
UICI                                     2.6%
Itron, Inc.                              2.5%
Witness Systems, Inc.                    2.4%
Top Ten Total                           32.1%

TOP 5 RELATED INDUSTRIES            % of Total
                                   Investments

Consumer Discretionary                   26.5%
Financial & Business Services            25.7%
Technology                               18.3%
Health Care                               9.7%
Materials & Processing                    6.0%

PORTFOLIO COMPOSITION

Common Stock                             99.5%
Cash Equivalents                          0.5%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]


                              PIMCO                Russell 2000
       Month                Micro-Cap                 Index
     ==========           ===========              ============
     06/30/1993            5,000,000                5,000,000
     07/31/1993            5,021,687                5,069,050
     08/31/1993            5,277,282                5,287,932
     09/30/1993            5,442,666                5,437,157
     10/31/1993            5,547,911                5,577,164
     11/30/1993            5,517,841                5,395,460
     12/31/1993            5,893,716                5,579,823
     01/31/1994            6,099,194                5,754,639
     02/28/1994            6,084,159                5,733,749
     03/31/1994            5,763,413                5,431,753
     04/30/1994            5,903,739                5,463,963
     05/31/1994            5,723,320                5,402,493
     06/30/1994            5,487,771                5,220,213
     07/31/1994            5,482,760                5,306,033
     08/31/1994            5,808,518                5,601,580
     09/30/1994            5,958,868                5,582,590
     10/31/1994            5,953,856                5,560,037
     11/30/1994            5,838,588                5,335,355
     12/31/1994            5,953,856                5,478,183
     01/31/1995            5,803,506                5,408,993
     02/28/1995            6,003,973                5,634,170
     03/31/1995            6,124,253                5,730,740
     04/30/1995            6,389,871                5,858,077
     05/31/1995            6,455,022                5,958,777
     06/30/1995            6,941,154                6,267,918
     07/31/1995            7,472,390                6,628,950
     08/31/1995            7,602,693                6,766,103
     09/30/1995            7,813,183                6,886,946
     10/31/1995            7,707,938                6,578,962
     11/30/1995            7,923,440                6,855,344
     12/31/1995            8,111,989                7,036,188
     01/31/1996            7,666,725                7,028,589
     02/29/1996            8,040,337                7,247,670
     03/31/1996            8,444,657                7,395,160
     04/30/1996            9,355,656                7,790,579
     05/31/1996            9,729,268                8,097,606
     06/30/1996            9,452,898                7,765,118
     07/31/1996            8,736,381                7,086,913
     08/31/1996            9,268,651                7,498,379
     09/30/1996            9,601,319                7,791,416
     10/31/1996            9,350,538                7,671,350
     11/30/1996            9,780,448                7,987,410
     12/31/1996           10,044,807                8,196,760
     01/31/1997           10,387,828                8,360,531
     02/28/1997           10,073,392                8,157,788
     03/31/1997            9,581,728                7,772,822
     04/30/1997            9,324,462                7,794,508
     05/31/1997           10,444,998                8,661,647
     06/30/1997           11,348,288                9,032,885
     07/31/1997           11,977,160                9,453,185
     08/31/1997           12,520,277                9,669,663
     09/30/1997           13,800,890               10,377,483
     10/31/1997           13,292,075                9,921,911
     11/30/1997           13,349,245                9,857,419
     12/31/1997           13,730,013               10,029,924
     01/31/1998           13,453,742                9,871,451
     02/28/1998           14,488,151               10,601,938
     03/31/1998           15,561,110               11,038,738
     04/30/1998           15,708,883               11,099,782
     05/31/1998           15,137,066               10,501,504
     06/30/1998           15,201,315               10,523,557
     07/31/1998           14,237,580                9,671,149
     08/31/1998           11,635,495                7,793,012
     09/30/1998           12,053,114                8,403,205
     10/31/1998           12,001,715                8,746,055
     11/30/1998           12,522,132                9,204,349
     12/31/1998           13,197,781                9,774,098
     01/31/1999           13,304,000                9,904,093
     02/28/1999           12,374,579                9,101,862
     03/31/1999           11,405,325                9,243,851
     04/30/1999           12,500,715               10,072,100
     05/31/1999           13,025,174               10,219,153
     06/30/1999           13,277,445               10,681,058
     07/31/1999           13,051,729               10,388,397
     08/31/1999           12,573,741               10,004,027
     09/30/1999           12,274,998               10,006,027
     10/31/1999           12,122,308               10,046,052
     11/30/1999           12,826,012               10,645,801
     12/31/1999           13,914,763               11,850,906
     01/31/2000           14,180,312               11,660,106
     02/29/2000           16,596,807               13,585,189
     03/31/2000           16,357,813               12,689,925
     04/30/2000           15,235,868               11,925,992
     05/31/2000           14,439,222               11,230,707
     06/30/2000           16,676,471               12,210,024
     07/31/2000           14,804,351               11,816,861
     08/31/2000           16,643,278               12,718,488
     09/30/2000           17,466,479               12,344,564
     10/31/2000           16,065,709               11,793,997
     11/30/2000           14,472,415               10,582,753
     12/31/2000           16,392,464               11,491,812
     01/31/2001           16,735,215               12,090,535
     02/28/2001           15,729,314               11,297,396
     03/31/2001           15,252,442               10,744,953
     04/30/2001           16,720,313               11,585,209
     05/31/2001           17,234,440               11,870,205
     06/30/2001           17,390,914               12,279,727
     07/31/2001           16,675,606               11,615,394
     08/31/2001           16,086,968               11,240,217
     09/30/2001           14,298,699                9,727,283
     10/31/2001           15,394,014               10,296,330
     11/30/2001           16,653,253               11,093,265
     12/31/2001           18,031,472               11,777,720


Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of U.S. companies with market capitalizations less than $250 million. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 3% of the total portfolio.

Past performance is no guarantee of future results. The Fund normally invests at least 65% in smaller cap stocks, which may entail greater risk than larger companies, including higher volatility. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) this fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/01/96. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 33

PIMCO Equity Income Fund

OBJECTIVE:
Current income as a primary objective; long-term growth of capital is a secondary objective.

NUMBER OF SECURITIES IN THE PORTFOLIO:
43 (not including short-term instruments)

PORTFOLIO:
Income producing common stock of companies with market capitalizations of more than $2 billion.

TOTAL NET ASSETS:
$39.4 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
Ben Fischer
Chris Najork

Fund bested benchmark and peers in second half

PIMCO Equity Income Fund posted solid returns in the second half of 2001, outperforming its benchmark and its Lipper Average. For the one-year period ended December 31, 2001, the Fund's performance was stellar, with Institutional shares posting a gain of 16.40%--far outperforming the S&P 500 Index return of -11.88% and its Lipper Average return of -5.64%.

Stock selection contributed to performance in third quarter

The third quarter was marked by extreme volatility and weakness. In this type of environment, stock selection was key to Fund performance. In five out of seven sectors, stock selection was positive during this period. In particular, the Fund benefited from exposure to defense contractor Northrop Grumman, grocery wholesaler and retailer SUPERVALU, Inc., as well as Deluxe, a check printing and business services company.

Exposure to consumer benefitedperformance in the fourth quarter

The Fund benefited from owning stocks with exposure to the consumer product sector, an area that continued to show strength in the fourth quarter. For example, Sears, Whirlpool and VF Corp., one of the largest apparel manufacturers, all posted strong gains. The financial services sector also contributed to performance, with stocks such as A.G. Edwards rising in value during this period. The Fund was hurt by its lack of exposure to the tech sector at a time in which these stocks rallied dramatically, but our strict valuation requirements preclude us from owning most tech names.

Focus on valuations could bode well in uncertain market environment

Looking ahead, we see a tremendous amount of uncertainty in the global economy and expect another year of heightened volatility. Considering the expensive nature of the overall market--the P/E of the S&P 500 Index remains historically high--we are once again optimistic that the Fund, which in our opinion remains attractively priced relative to its intrinsic value, is well positioned for the new investment year. In addition, we are confident that our focus on valuations is prudent and will continue to generate solid performance in the long run.

34 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                     6 Months    1 year    3 year   5 year   10 year   Inception
PIMCO Equity Income Fund Institutional Class (Inception 5/08/00)      0.15%       16.40%      --       --        --    15.11%
PIMCO Equity Income Fund Administrative Class (Inception 5/08/00)    -0.02%       16.10%      --       --        --    14.80%
S&P 500 Index                                                        -5.56%      -11.88%      --       --        --       --
Lipper Equity Income Fund Average                                    -3.55%       -5.64%      --       --        --       --

TOP TEN HOLDINGS                         % of Total
                                        Investments

KeyCorp                                        4.2%
Union Planters Corp.                           4.1%
Deluxe Corp.                                   4.0%
SUPERVALU, Inc.                                4.0%
Verizon Communications, Inc.                   3.7%
Eastman Kodak Co.                              3.7%
VF Corp.                                       3.5%
CMS Energy Corp.                               2.2%
Goodrich Corp.                                 2.2%
Caterpillar, Inc.                              2.1%
Top Ten Total                                 33.7%

TOP 5 RELATED INDUSTRIES                 % of Total
                                        Investments

Financial & Business Services                 26.5%
Energy                                        16.1%
Consumer Staples                              13.8%
Utilities                                      9.8%
Consumer Discretionary                         9.7%

PORTFOLIO COMPOSITION

Common Stock                                  99.6%
Cash Equivalents                               0.4%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]


                                PIMCO                        S&P 500
       Month                 Equity Income                    Index
     ==========              =============                  ==========
     05/31/2000                5,000,000                     5,000,000
     06/30/2000                4,634,313                     5,123,250
     07/31/2000                4,728,125                     5,043,122
     08/31/2000                4,990,798                     5,356,351
     09/30/2000                5,021,750                     5,073,589
     10/31/2000                4,998,107                     5,052,128
     11/30/2000                4,941,364                     4,653,837
     12/31/2000                5,326,602                     4,676,575
     01/31/2001                5,449,222                     4,842,500
     02/28/2001                5,606,175                     4,400,961
     03/31/2001                5,524,371                     4,122,160
     04/30/2001                5,937,961                     4,442,493
     05/31/2001                6,193,992                     4,472,258
     06/30/2001                6,191,057                     4,363,403
     07/31/2001                6,290,035                     4,320,450
     08/31/2001                6,171,262                     4,049,989
     09/30/2001                5,689,035                     3,722,968
     10/31/2001                5,634,237                     3,793,965
     11/30/2001                5,987,934                     4,085,000
     12/31/2001                6,200,074                     4,120,785


Investment Process
--------------------------------------------------------------------------------
The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/00, the first full month following the Fund's Institutional Class inception on 5/08/00, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/08/00. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 35

PIMCO Basic Value Fund

OBJECTIVE:
Long-term growth of capital and income.

NUMBER OF SECURITIES
39 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and their industry groups.

TOTAL NET ASSETS:
$1.3 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
Ben Fisher
Chris Najork
Paul Magnuson

The Fund outperformed its benchmark and Lipper Average

PIMCO Basic Value Fund gained 2.33% in the second half of 2001, outperforming the S&P 500 Index and its Lipper Average. The Fund benefited from its style-pure investment process, as well as its bias towards smaller-cap issues, which outperformed larger-cap stocks during this period.

Investors rewarded dividend-paying stocks in the third quarter

The third quarter was a period of deep economic and stock market uncertainty. It's not surprising that, in this environment, investors rewarded dividend-paying stocks, which helped PIMCO Basic Value Fund's performance. The Fund also benefited from strong stock selection, which was either neutral or positive in each major sector.Stock selection was particularly strong in consumer cyclicals, led by check printing company Deluxe Corp., and financial services, paced by Heller Financial (which is being acquired by GE Capital). Exposure to consumer staples also contributed positively to the Fund's performance, with UST, Supervalu, Pepsi Bottling and ConAgra all posting strong gains.

Lack of tech exposure hurt the Fund in the fourth quarter

The Fund was hurt in the fourth quarter by its small exposure to the tech sector, which experienced a strong rally. However, the Fund remains dramatically underweighted in tech stocks because the managers believe their valuations are extremely high, and earnings sustainability is questionable. However, the Fund's performance was helped by its heavy exposure to consumer cyclicals such as Sears, Whirlpool and Tricon Global Restaurants. This sector benefited from continued consumer strength and an anticipated economic recovery.

The outlook for value stocks remains positive

Our outlook for value stocks remains extremely positive. We believe that value stocks have embarked on a multi-year run of outperformance. We also believe that the markets will continue to be volatile in 2002 due to shifts in economic sentiment and sector rotation. Most importantly, we believe that this environment bodes well for continued strong performance by PIMCO Basic Value Fund.

36 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Basic Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                   6 Months    1 year    3 year    5 year   10 year     Inception
PIMCO Basic Value Fund Institutional Class (Inception 5/08/00)      2.33%       12.82%      --        --        --      13.14%
S&P 500 Index                                                      -5.56%      -11.88%      --        --        --         --
Lipper Mid-Cap Value Fund Average                                   1.61%       10.36%      --        --        --         --

TOP TEN HOLDINGS                    % of Total
                                   Investments

Whirlpool Corp.                           4.6%
Deluxe Corp.                              4.5%
Fortune Brands, Inc.                      4.3%
UST, Inc.                                 4.2%
Union Planters Corp.                      3.9%
SUPERVALU, Inc.                           3.9%
Eastman Kodak Co.                         3.6%
Conoco, Inc.                              3.6%
VF Corp.                                  3.4%
Public Service Enterprise Group, Inc.     3.3%
Top Ten Total                            39.3%

TOP 5 RELATED INDUSTRIES            % of Total
                                   Investments

Financial & Business Services            22.2%
Consumer Staples                         18.5%
Consumer Discretionary                   14.7%
Energy                                   10.0%
Materials & Processing                    8.4%

PORTFOLIO COMPOSITION

Common Stock                             96.7%
Cash Equivalents                          3.3%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                     PIMCO        S&P 500
     Month        Basic Value      Index
   ==========     ===========     =======
   05/31/2000     5,000,000       5,000,000
   06/30/2000     4,761,410       5,123,250
   07/31/2000     4,735,079       5,043,122
   08/31/2000     5,020,325       5,356,351
   09/30/2000     4,989,936       5,073,589
   10/31/2000     5,065,006       5,052,128
   11/30/2000     4,989,936       4,653,837
   12/31/2000     5,327,940       4,676,575
   01/31/2001     5,346,408       4,842,500
   02/28/2001     5,457,214       4,400,961
   03/31/2001     5,361,589       4,122,160
   04/30/2001     5,616,241       4,442,493
   05/31/2001     5,875,523       4,472,258
   06/30/2001     5,874,348       4,363,403
   07/31/2001     5,962,649       4,320,450
   08/31/2001     5,869,700       4,049,989
   09/30/2001     5,393,554       3,722,968
   10/31/2001     5,500,865       3,793,965
   11/30/2001     5,841,461       4,085,000
   12/31/2001     6,011,046       4,120,785


Investment Process
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital and income through investment in common stocks with below-average P/E ratios. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150-200 possible investments for a low price-to-earnings multiple, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/00, the first full month following the Fund's Institutional Class inception on 5/08/00, compared to the S&P 500 Index, an unmanaged market index. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 37

PIMCO Small-Cap Value Fund

OBJECTIVE:
Long-term growth of capital and income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
100 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below-average price-to-earnings ratios relative to the market and their industry groups.

TOTAL NET ASSETS:
$468.6 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
Ben Fischer
Chris Najork
Paul Magnuson


Fund outperformed during last six months

PIMCO Small-Cap Value Fund turned in a solid performance for the six months ended December 31, 2001, outperforming its benchmark as well as its Lipper category average for the period.

Good stock selection benefited Fund in third quarter

The Fund's strong performance in the third quarter can mainly be attributed to good issue selection. Exposure to the real estate sector buoyed performance as REITs posted positive returns for the quarter, benefiting from falling interest rates. Exposure to the healthcare sector also positively contributed to the Fund's return, as this area proved resistant to the economic downturn. One area of disappointment for the Fund was the energy sector, as commodity prices for oil and natural gas fell.

Lack of exposure to tech hindered fourth quarter performance

The Fund was hurt in the fourth quarter by having virtually no exposure to technology at a time when tech stocks experienced a dramatic rally. However, we remain steadfast in our belief that tech stocks are overvalued and that an underweighting in that sector will bode well for the Fund over the longer term. The Fund benefited from exposure to undervalued securities in a variety of diverse industries. For example, McGrath Rentcorp, an office furniture manufacturer and retailer, experienced a large run-up in the fourth quarter as the result of Tyco International's tender offer for the company at a significant premium.

Concerns about high stock market valuations remain significant

Looking ahead, we see a tremendous amount of uncertainty in the global economy and expect another year of heightened volatility. Considering the expensive nature of the overall market--the P/E of the S&P 500 Index remains historically high--we are once again optimistic that the Fund, which in our opinion remains attractively priced relative to its intrinsic value, is well positioned for the new investment year.

38 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                      6 Months    1 year     3 year     5 year   10 year   Inception
PIMCO Small-Cap Value Fund Institutional Class (Inception 10/01/91)    2.85%      19.12%     10.69%     10.72%   13.25%    13.56%
PIMCO Small-Cap Value Fund Administrative Class (Inception 11/01/95)   2.71%      18.85%     10.41%     10.44%      --     13.46%
Russell 2000 Index                                                    -4.09%       2.49%      6.41%      7.52%   11.51%       --
Lipper Small-Cap Value Fund Average                                    1.68%      16.39%     13.32%     11.45%   13.39%       --


TOP TEN HOLDINGS                      % of Total
                                     Investments
McGrath Rentcorp                            1.4%
Sea Containers Ltd. `A'                     1.2%
SWS Group, Inc.                             1.1%
Harman International Industries, Inc.       1.1%
Bob Evans Farms, Inc.                       1.1%
Helmerich & Payne, Inc.                     1.1%
Teekay Shipping Corp.                       1.1%
ArvinMeritor, Inc.                          1.1%
Precision Castparts Corp.                   1.1%
Vintage Petroleum, Inc.                     1.1%
Top Ten Total                              11.4%

TOP 5 RELATED INDUSTRIES              % of Total
                                     Investments
Financial & Business Services              21.6%
Utilities                                  11.6%
Consumer Discretionary                     12.3%
Energy                                     10.0%
Capital Goods                               7.9%

PORTFOLIO COMPOSITION
Common Stock                               93.0%
Cash Equivalents                            7.0%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                    PIMCO
                  Small-Cap     Russell 2000
     Month          Value          Index
    ==========    ==========    ============
    09/30/1991     5,000,000      5,000,000
    10/31/1991     5,057,765      5,132,200
    11/30/1991     4,942,474      4,894,682
    12/31/1991     5,307,711      5,286,354
    01/31/1992     5,669,482      5,715,078
    02/29/1992     5,861,326      5,881,901
    03/31/1992     5,810,840      5,682,857
    04/30/1992     5,692,503      5,483,332
    05/31/1992     5,697,568      5,556,260
    06/30/1992     5,515,246      5,295,172
    07/31/1992     5,683,331      5,479,232
    08/31/1992     5,596,835      5,324,279
    09/30/1992     5,652,803      5,446,897
    10/31/1992     5,755,927      5,618,801
    11/30/1992     6,164,818      6,049,089
    12/31/1992     6,302,353      6,259,658
    01/31/1993     6,581,536      6,471,360
    02/28/1993     6,549,919      6,322,130
    03/31/1993     6,718,541      6,527,220
    04/30/1993     6,541,983      6,347,787
    05/31/1993     6,653,133      6,628,549
    06/30/1993     6,669,012      6,669,713
    07/31/1993     6,692,411      6,761,821
    08/31/1993     6,915,669      7,053,797
    09/30/1993     6,979,457      7,252,855
    10/31/1993     7,112,529      7,439,616
    11/30/1993     6,984,825      7,197,233
    12/31/1993     7,174,310      7,443,163
    01/31/1994     7,443,124      7,676,357
    02/28/1994     7,431,872      7,648,492
    03/31/1994     7,099,942      7,245,646
    04/30/1994     7,124,167      7,288,612
    05/31/1994     6,954,544      7,206,616
    06/30/1994     6,830,154      6,963,464
    07/31/1994     6,936,926      7,077,944
    08/31/1994     7,215,540      7,472,185
    09/30/1994     7,039,274      7,446,854
    10/31/1994     6,908,581      7,416,769
    11/30/1994     6,748,316      7,117,058
    12/31/1994     6,909,938      7,307,581
    01/31/1995     6,947,635      7,215,286
    02/28/1995     7,258,630      7,515,659
    03/31/1995     7,302,170      7,644,477
    04/30/1995     7,472,713      7,814,337
    05/31/1995     7,654,211      7,948,666
    06/30/1995     7,898,295      8,361,043
    07/31/1995     8,291,107      8,842,639
    08/31/1995     8,454,664      9,025,593
    09/30/1995     8,618,222      9,186,790
    10/31/1995     8,281,407      8,775,957
    11/30/1995     8,622,778      9,144,635
    12/31/1995     8,669,760      9,385,870
    01/31/1996     8,629,498      9,375,733
    02/29/1996     8,817,388      9,667,975
    03/31/1996     9,086,486      9,864,718
    04/30/1996     9,396,789     10,392,185
    05/31/1996     9,700,346     10,801,741
    06/30/1996     9,635,021     10,358,221
    07/31/1996     9,105,773      9,453,534
    08/31/1996     9,540,028     10,002,407
    09/30/1996     9,831,792     10,393,301
    10/31/1996    10,021,779     10,233,140
    11/30/1996    10,686,731     10,654,745
    12/31/1996    11,072,978     10,934,006
    01/31/1997    11,435,630     11,152,467
    02/28/1997    11,483,984     10,882,020
    03/31/1997    11,048,801     10,368,498
    04/30/1997    11,161,626     10,397,426
    05/31/1997    12,120,640     11,554,139
    06/30/1997    12,717,001     12,049,350
    07/31/1997    13,369,775     12,610,006
    08/31/1997    13,732,427     12,898,775
    09/30/1997    14,739,794     13,842,965
    10/31/1997    14,489,967     13,235,259
    11/30/1997    14,659,205     13,149,230
    12/31/1997    14,950,861     13,379,342
    01/31/1998    14,696,739     13,167,948
    02/28/1998    15,620,050     14,142,376
    03/31/1998    16,238,414     14,725,042
    04/30/1998    16,187,590     14,806,472
    05/31/1998    15,450,635     14,008,403
    06/30/1998    14,976,274     14,037,820
    07/31/1998    13,892,018     12,900,757
    08/31/1998    11,850,569     10,395,430
    09/30/1998    12,189,399     11,209,392
    10/31/1998    12,672,231     11,666,735
    11/30/1998    13,112,710     12,278,072
    12/31/1998    13,581,889     13,038,085
    01/31/1999    13,050,655     13,211,491
    02/28/1999    12,386,612     12,141,361
    03/31/1999    12,209,534     12,330,766
    04/30/1999    13,254,295     13,435,602
    05/31/1999    13,705,844     13,631,762
    06/30/1999    14,210,516     14,247,918
    07/31/1999    14,033,438     13,857,525
    08/31/1999    13,528,766     13,344,797
    09/30/1999    12,944,408     13,347,465
    10/31/1999    12,873,577     13,400,855
    11/30/1999    12,776,184     14,200,886
    12/31/1999    12,712,411     15,808,427
    01/31/2000    12,049,549     15,553,911
    02/29/2000    11,813,462     18,121,862
    03/31/2000    12,458,163     16,927,631
    04/30/2000    12,848,615     15,908,588
    05/31/2000    13,057,462     14,981,117
    06/30/2000    12,948,499     16,287,470
    07/31/2000    13,302,630     15,763,014
    08/31/2000    13,911,010     16,965,732
    09/30/2000    14,101,696     16,466,939
    10/31/2000    14,183,418     15,732,514
    11/30/2000    13,938,250     14,116,785
    12/31/2000    15,465,047     15,329,416
    01/31/2001    15,874,224     16,128,079
    02/28/2001    16,190,407     15,070,077
    03/31/2001    16,134,610     14,333,150
    04/30/2001    16,748,376     15,454,003
    05/31/2001    17,436,538     15,834,171
    06/30/2001    17,910,812     16,380,450
    07/31/2001    17,669,025     15,494,268
    08/31/2001    17,780,619     14,993,803
    09/30/2001    16,097,412     12,975,637
    10/31/2001    16,525,188     13,734,712
    11/30/2001    17,343,543     14,797,778
    12/31/2001    18,422,101     15,710,801

Investment Process
--------------------------------------------------------------------------------
The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 4,500 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 500 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.


Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/01/95. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 39

PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

NUMBER OF SECURITIES IN THE PORTFOLIO:
234 (not including short-term instruments)

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.

TOTAL NET ASSETS:
$41.4 million

PIMCO ADVISORS
INSTITUTIONAL MANAGERS:
David Stein
Tom Seto

Fund outperformed its Lipper Average for second half of 2001

PIMCO Tax-Efficient Equity Fund outperformed its Lipper Average in the second half of 2001. Its performance in the fourth quarter was particularly strong:
Institutional shares posted a solid return, outperforming both the S&P 500 Index and its Lipper Average.

Exposure to technology and consumer services hindered returns in the third quarter...

Like most growth-oriented stock funds, the portfolio suffered in the third quarter from its exposure to technology and consumer services, sectors especially sensitive to the economic slowdown intensified by the tragic events of September 11th. In this environment, investors shifted out of cyclical sectors and into basic necessities such as healthcare, food and utilities, sectors with steady earnings even in the face of a slowing economy. Stock selection was strong in the healthcare sector, buoyed by medical products makers Johnson & Johnson and Baxter.

....and benefited the Fund in the fourth quarter

Investors rotated into cyclical stocks in the fourth quarter on the hope that signs of a recovery, real or imagined, would make these economically-sensitive companies ripe for an earnings rebound. Leading the charge this quarter were the very sectors that led the decline in the third quarter: technology, consumer cyclicals and transportation. This benefited the portfolio's technology stocks, most of which experienced double-digit returns this quarter. The consumer services sector also rebounded on investor optimism, with entertainment, leisure and lodging stocks up significantly for the quarter. Stock selection was strong in financial services, where the stock market-sensitive banks, such as Bank of New York, Citigroup, Mellon, JP Morgan Chase, State Street and Northern Trust, outperformed the traditional money center banks.

Tax-efficient investment strategy could bode well for the future

Going forward, we expect our structured growth stock selection model, which stays broadly diversified, will provide the greatest opportunity to capture the next market leaders while doing so in a tax-efficient manner. The Fund is not expected to make any capital gains distribution in the foreseeable future.


40 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                          6 Months    1 year   3 year    5 year   10 year  Inception
PIMCO Tax-Efficient Equity Fund Institutional Class (Inception 7/02/99)   -5.56%      -12.43%     --        --        --   -6.90%
Institutional Shares after taxes on distribution                             --       -12.43%     --        --        --   -5.46%
Institutional Shares distribution and sale of fund shares                    --        -7.57%     --        --        --   -0.24%
PIMCO Tax-Efficient Equity Fund Administrative Class (Inception 9/30/98)  -5.68%      -12.67%  -2.40%       --        --   -3.89%
Administrative Shares after taxes on distribution                            --       -12.67%  -2.40%       --        --    3.88%
Administrative Shares distribution and sale of fund shares                   --        -7.71%  -1.91%       --        --    3.13%
S&P 500 Index                                                             -5.56%      -11.88%  -1.03%       --        --      --
Lipper Large-Cap Core Fund Average                                        -5.98%      -13.77%  -1.56%       --        --      --

TOP TEN HOLDINGS                   % of Total
                                  Investments

General Electric Co.                     4.4%
Microsoft Corp.                          3.3%
Citigroup, Inc.                          3.1%
Pfizer, Inc.                             2.6%
Wal-Mart Stores, Inc.                    2.4%
Johnson & Johnson                        2.2%
IBM Corp.                                2.2%
Exxon Mobil Corp.                        2.0%
Intel Corp.                              1.9%
American International Group, Inc.       1.7%
Top Ten Total                           25.8%


TOP 5 RELATED INDUSTRIES           % of Total
                                  Investments

Financial & Business Services           20.2%
Technology                              18.8%
Health Care                             16.4%
Consumer Discretionary                   9.3%
Capital Goods                            7.2%

PORTFOLIO COMPOSITION

Common Stock                           100.0%
Cash Equivalents                         0.0%


CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                      PIMCO
                  Tax-Efficient     S&P 500
      Month          Equity          Index
    ==========    =============    =========
    07/31/1999     5,000,000       5,000,000
    08/31/1999     4,951,111       4,975,095
    09/30/1999     4,791,111       4,838,878
    10/31/1999     5,075,556       5,145,083
    11/30/1999     5,164,444       5,249,682
    12/31/1999     5,515,556       5,558,888
    01/31/2000     5,217,778       5,279,705
    02/29/2000     5,182,222       5,179,667
    03/31/2000     5,631,111       5,686,394
    04/30/2000     5,422,222       5,515,290
    05/31/2000     5,306,667       5,402,116
    06/30/2000     5,471,111       5,535,279
    07/31/2000     5,386,667       5,448,707
    08/31/2000     5,715,556       5,787,126
    09/30/2000     5,382,222       5,481,624
    10/31/2000     5,355,556       5,458,436
    11/30/2000     4,964,444       5,028,114
    12/31/2000     5,004,444       5,052,681
    01/31/2001     5,142,222       5,231,950
    02/28/2001     4,693,333       4,754,901
    03/31/2001     4,408,889       4,453,678
    04/30/2001     4,737,778       4,799,773
    05/31/2001     4,764,444       4,831,931
    06/30/2001     4,640,000       4,714,322
    07/31/2001     4,591,111       4,667,914
    08/31/2001     4,297,778       4,375,703
    09/30/2001     3,933,333       4,022,381
    10/31/2001     4,022,222       4,099,088
    11/30/2001     4,337,778       4,413,529
    12/31/2001     4,382,222       4,452,192

Investment Process
--------------------------------------------------------------------------------
The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. The managers consider the top 250 stocks for purchase, subject to the model's diversification guidelines. To achieve the Fund's objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund's inception.

Past performance is no guarantee of future results. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 8/01/99, the first full month following the Fund's Institutional Class inception on 7/02/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/98. See page 48 for footnotes for additional details including tax information.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 41

PIMCO Structured Emerging Markets Fund

OBJECTIVE:
Long-term growth of capital.

NUMBER OF SECURITIES IN THE PORTFOLIO:
294 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies located in, or whose principal business operations are based in, emerging markets.

TOTAL NET ASSETS:
$15.0 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Stein
Cliff Quisenberry


The Fund outperformed its benchmark

PIMCO Structured Emerging Markets Fund outperformed its benchmark during the six months ended December 31, 2001. This relatively strong performance occurred during an extremely volatile period for emerging markets.

A focus on smaller emerging markets benefited the Fund in the third quarter

The Fund outperformed its benchmark in the third quarter, benefiting from an underweighting in certain larger emerging markets, including Mexico, Brazil, Korea, China and Taiwan. This underweighting accounted for approximately half of the Fund's relative outperformance in the quarter. Markets such as these, which are connected economically and financially to the United States, were particularly negatively impacted during the quarter by poor stock market performance and a weak economic outlook in the U.S. The Fund's performance was also helped by an overweighting in smaller emerging markets that are more insulated from the United States, and developed markets, which performed relatively well.

The events of September 11 negatively impacted emerging markets

The Fund underperformed its benchmark in the fourth quarter, largely due to the events of September 11, and the market's reaction to those events. Immediately following the terrorist attacks, investors worldwide reacted by selling risky assets. The emerging markets asset class declined by more than 17% between September 11 and September 21. During this period, many smaller emerging markets that were perceived as vulnerable to a sudden halt in global liquidity were particularly impacted. The Fund's overweighting in smaller markets and underweighting in larger markets had a negative impact on its performance during this period.

Smaller emerging markets did not fully participate in the fourth quarter rally

While the market rallied during the fourth quarter and emerging markets surged from their lows, many of the smaller markets did not fully participate in this rally. The bulk of the rally was confined to the largest and most liquid of the emerging market countries. Markets such as Taiwan and Korea returned more than 50% during this period. In addition, smaller markets such as Egypt, Indonesia and the Philippines declined in the fourth quarter, due to concerns about these countries as possible targets of anti-terrorist action by the United States.

The Fund could resume outperformance

We believe that the Fund's underperformance in the fourth quarter can be attributed to the unusual market environment over the past several months. Historically, the Fund has lagged its benchmark during periods of sudden, liquidity-based rallies. However, the Fund has historically closed this performance gap once the rally broadens to include the smaller emerging markets. We are confident that the Fund's investment strategy will enable it to continue to outperform its benchmark over the long term.

42 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Structured Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                              6 Months   1 year    3 year    5 year   10 year   Inception
PIMCO Structured Emerging Markets Fund Institutional Class
(Inception 6/30/98)                                             -4.29%   -3.92%     5.40%      --       --        2.45%
IFC Investable Composite Index                                  -7.97%   -6.14%     2.23%      --       --         --
Lipper Emerging Markets Fund Average                            -2.76%   -2.94%     5.18%      --       --         --

TOP TEN HOLDINGS                      % of Total
                                     Investments

United Kingdom/
Old Mutual PLC                              1.8%
Peru/
Compania de Minas Buenaventura SA `B'       1.5%
Cayman Islands/
Vietnam Enterprise Investment Ltd.          1.2%
Israel/
Teva Pharmaceutical Industries Ltd.         1.2%
China/
China Mobile (Hong Kong) Ltd.               1.2%
Peru/
Credicorp Ltd.                              1.1%
Taiwan/
R.O.C. Taiwan Fund                          1.1%
Russia/
Surgutneftegaz SP - ADR                     1.0%
Hungary/
Magyar Tavkozlesi Rt. SP - ADR              1.0%
Baltic Nations/
Societe Generale Baltic Republic            1.0%
Top 10 Total                               12.1%


TOP 5 COUNTRIES                       % of Total
                                     Investments

Turkey                                      4.4%
Taiwan                                      3.7%
Russia                                      3.6%
South Korea                                 3.3%
Malaysia                                    3.3%

REGIONAL BREAKDOWN

Asia                                       44.2%
Europe                                     22.2%
Latin America                              22.1%
Africa                                     15.2%

PORTFOLIO COMPOSITION

Common Stock                               78.6%
Cash Equivalents                           21.4%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                       PIMCO         IFC Investable
                     Structured        Composite
      Month       Emerging Markets       Index
    ==========    ================   ==============
    06/30/1998        5,000,000        5,000,000
    07/31/1998        5,110,000        5,199,590
    08/31/1998        3,870,000        3,737,595
    09/30/1998        3,970,000        3,914,989
    10/31/1998        4,350,000        4,364,821
    11/30/1998        4,700,000        4,693,492
    12/31/1998        4,647,944        4,621,682
    01/31/1999        4,564,852        4,508,451
    02/28/1999        4,580,432        4,588,701
    03/31/1999        4,917,992        5,117,778
    04/30/1999        5,707,364        5,815,843
    05/31/1999        5,873,547        5,711,740
    06/30/1999        6,460,383        6,334,319
    07/31/1999        6,335,745        6,242,472
    08/31/1999        6,346,132        6,309,890
    09/30/1999        6,226,687        6,133,844
    10/31/1999        6,335,745        6,238,120
    11/30/1999        6,735,624        6,798,927
    12/31/1999        7,670,735        7,709,983
    01/31/2000        7,720,617        7,720,777
    02/29/2000        7,831,465        7,713,056
    03/31/2000        7,720,617        7,825,667
    04/30/2000        7,027,812        7,015,710
    05/31/2000        6,756,232        6,819,972
    06/30/2000        6,889,251        7,012,295
    07/31/2000        6,684,181        6,674,303
    08/31/2000        6,772,860        6,701,000
    09/30/2000        6,251,870        6,101,930
    10/31/2000        5,847,272        5,608,284
    11/30/2000        5,442,674        5,113,073
    12/31/2000        5,664,704        5,261,352
    01/31/2001        6,275,532        5,936,909
    02/28/2001        5,839,226        5,479,174
    03/31/2001        5,402,920        5,004,129
    04/30/2001        5,584,715        5,302,348
    05/31/2001        5,773,780        5,463,009
    06/30/2001        5,686,519        5,365,768
    07/31/2001        5,439,279        4,999,286
    08/31/2001        5,490,182        4,930,795
    09/30/2001        4,704,831        4,162,084
    10/31/2001        4,872,082        4,420,134
    11/30/2001        5,257,485        4,938,173
    12/31/2001        5,442,446        4,938,173

Investment Process
--------------------------------------------------------------------------------
The Fund follows a disciplined and systematic investment process and invests in a broad range of emerging market countries with an emphasis on the smaller, frontier emerging markets. Countries are selected based on factors such as level of economic development and the maturity of equity markets in the country. In addition, the managers attempt to maintain exposure across the major economic sectors in each country.


Past performance is no guarantee of future results. The fund normally invests at least 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The fund may also invest in smaller companies which may entail greater risk than larger companies, including higher volatility and may at times invest in derivatives. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 43

PIMCO Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE:
Long-term growth of capital; the Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

NUMBER OF SECURITIES IN THE PORTFOLIO:
345 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies located in, or whose principal business operations are based in, emerging markets.

TOTAL NET ASSETS:
$79.9 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Stein
Tom Seto
Cliff Quisenberry

The Fund outperformed its benchmark

PIMCO Tax-Efficient Structured Emerging Markets Fund outperformed its benchmark during the six months ended December 31, 2001. This relatively strong performance occurred during an extremely volatile period for emerging markets.

A focus on smaller emerging markets benefited the Fund in the third quarter

The Fund's performance benefited from an underweighting in certain large emerging markets, including Mexico, Brazil, Korea, China and Taiwan. Markets such as these, which are connected economically and financially to the United States, were particularly negatively impacted in the quarter by America's slowing economy. The Fund's performance was also helped by an overweighting in smaller emerging markets that were more insulated from the United States, and other developed markets. Countries in which an overweighting helped the Fund include Botswana, Ghana, Morocco, Hungary, Peru and Venezuela.

The events of September 11 negatively impacted emerging markets

The reaction to the events of September 11 negatively impacted emerging markets. Immediately following the terrorist attacks, investors worldwide reacted by selling risky assets. The emerging markets asset class declined by more than 17% between September 11 and September 21. During this period, many smaller emerging markets that were perceived as vulnerable to a sudden halt in global liquidity were particularly impacted. The Fund's overweighting in smaller markets and underweighting in larger markets had a negative impact on its performance during this period.

Smaller emerging markets did not fully participate in the fourth quarter rally

While the market rallied during the fourth quarter, and emerging markets surged from their lows, many of the smaller markets did not fully participate in this rally. Markets such as Taiwan and Korea returned over 50% during this period, and the Fund's underweighting in these two markets explained a significant amount of its relative underperformance in the fourth quarter. In addition, smaller markets such as Egypt, Indonesia and the Philippines declined in the fourth quarter, due to concerns about these countries as possible targets of anti-terrorist action by the United States.

The Fund could resume outperformance

We believe that the Fund's underperformance in the fourth quarter can be attributed to the unusual market environment over the past several months. Historically, the Fund has lagged its benchmark during periods of sudden, liquidity-based rallies. However, the Fund has historically closed this performance gap once the rally broadens to include the smaller emerging markets. We are confident that the Fund's investment strategy will enable it to continue to outperform its benchmark, and in a tax-efficient manner, over the long term.

44 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Tax-Efficient Structured Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                     6 Months  1 year   3 year   5 year  10 year   Inception
PIMCO Tax-Effic. Struct. Emerg. Mrkts. Fund Institutional Class
(Inception 6/30/98)                                                  -1.70%    -0.11%   6.91%       --      --     4.23%
Institutional Shares after taxes on distribution                        --     -2.78%   5.53%       --      --     2.98%
Institutional Shares distribution and sale of fund shares               --     -1.26%   4.72%       --      --     2.62%
IFC Investable Composite Index                                       -7.97%    -6.14%   2.23%       --      --       --
Lipper Emerging Markets Fund Average                                 -2.76%    -2.94%   5.18%       --      --       --

TOP TEN HOLDINGS                    % of Total
                                   Investments

Taiwan/
RF Equity (Bermuda) Ltd.                  2.0%
Hungary/
Magyar Tavkozlesi Rt. SP - ADR            1.4%
Russia/
Surgutneftegaz SP - ADR                   1.4%
India/
India Fund, Inc.                          1.4%
Peru/
Credicorp Ltd.                            1.2%
Saudi Arabia/
Saudi Arabia Investment Fund              1.1%
Taiwan/
United Microelectronics Corp. SP - ADR    1.0%
Cayman Islands/
Vietnam Enterprise Investment Ltd.        1.0%
China/
China Mobile (Hong Kong) Ltd.             1.0%
Taiwan/
Taiwan Fund, Inc.                         1.0%
Top 10 Total                             12.5%

TOP 5 COUNTRIES                     % of Total
                                   Investments

Taiwan                                    5.8%
South Korea                               5.0%
Brazil                                    4.6%
Russia                                    4.6%
Mexico                                    4.5%

REGIONAL BREAKDOWN

Asia                                     45.9%
Latin America                            21.4%
Africa                                   12.0%
Europe                                   19.6%

PORTFOLIO COMPOSITION

Common Stock                             99.6%
Cash Equivalents                          0.4%

CHANGE IN VALUE For periods ended 12/31/01
$5,000,000 invested at the Fund's inception

[CHART]

                           PIMCO
                       Tax-Efficient         IFC Investable
                         Structured            Composite
      Month           Emerging Markets           Index
    ==========        ================       ==============
    06/30/1998            5,000,000            5,000,000
    07/31/1998            5,100,000            5,199,590
    08/31/1998            3,835,000            3,737,595
    09/30/1998            3,970,000            3,914,989
    10/31/1998            4,385,000            4,364,821
    11/30/1998            4,770,000            4,693,492
    12/31/1998            4,731,710            4,621,682
    01/31/1999            4,636,069            4,508,451
    02/28/1999            4,681,372            4,588,701
    03/31/1999            5,023,666            5,117,778
    04/30/1999            5,854,232            5,815,843
    05/31/1999            6,045,514            5,711,740
    06/30/1999            6,669,697            6,334,319
    07/31/1999            6,709,967            6,242,472
    08/31/1999            6,709,967            6,309,890
    09/30/1999            6,599,225            6,133,844
    10/31/1999            6,715,001            6,238,120
    11/30/1999            7,163,003            6,798,927
    12/31/1999            8,167,343            7,709,983
    01/31/2000            8,197,781            7,720,777
    02/29/2000            8,385,477            7,713,056
    03/31/2000            8,218,072            7,825,667
    04/30/2000            7,457,139            7,015,710
    05/31/2000            7,056,382            6,819,972
    06/30/2000            7,173,058            7,012,295
    07/31/2000            6,894,049            6,674,303
    08/31/2000            7,000,580            6,701,000
    09/30/2000            6,407,053            6,101,930
    10/31/2000            5,970,784            5,608,284
    11/30/2000            5,539,589            5,113,073
    12/31/2000            5,787,392            5,261,352
    01/31/2001            6,396,865            5,936,909
    02/28/2001            5,917,621            5,479,174
    03/31/2001            5,480,050            5,004,129
    04/30/2001            5,714,463            5,302,348
    05/31/2001            5,990,549            5,463,009
    06/30/2001            5,881,157            5,365,768
    07/31/2001            5,620,698            4,999,286
    08/31/2001            5,688,417            4,930,795
    09/30/2001            4,907,041            4,162,084
    10/31/2001            5,084,153            4,420,134
    11/30/2001            5,500,887            4,938,173
    12/31/2001            5,781,140            4,938,173

Investment Process
--------------------------------------------------------------------------------
The Fund follows a disciplined and systematic investment process that emphasizes diversification among countries, industries and issuers. The managers select emerging market countries based on factors such as their level of economic development and the maturity of their equity markets. For each country, the managers divide all issuers into five broad economic categories and attempt to maintain exposure across all five sectors. In addition, the Fund utilizes a range of active tax management strategies, including low portfolio turnover and low dividend bias, to minimize taxable distributions.

Past performance is no guarantee of future results. The fund normally invests at least 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The fund may also invest in smaller companies which may entail greater risk than larger companies, including higher volatility and may at times invest in derivatives. The fund may realize gains and shareholders will incur tax liability from time to time. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index. See page 48 for footnotes, for additional details including tax information.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 45

PIMCO Asset Allocation Fund

OBJECTIVE:
Long-term capital appreciation and current income.

NUMBER OF SECURITIES IN THE PORTFOLIO:
13 (not including short-term instruments)

PORTFOLIO:
Approximately 60% (range of 50-70%) in PIMCO stock funds and 40% (range of 30-50%) in PIMCO bond funds

TOTAL NET ASSETS:
$48.6 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Breed
Bill Bannick
Katherine Burdon
Peter McManus

The Fund has consistently outperformed its Lipper Average

For the six-month period ended December 31, 2001, PIMCO Asset Allocation Fund Institutional shares outperformed the Lipper Balanced Fund Average. In fact, the portfolio has outperformed its Lipper Average for the 1-year, and since inception periods as well.

The Fund merged assets and changed its name

During the past six months, the portfolio has changed its name from PIMCO 60/40 Portfolio to PIMCO Asset Allocation Fund, and has merged with the assets of PIMCO 90/10 Portfolio and PIMCO 30/70 Portfolio, creating one asset allocation product that seeks long-term capital appreciation and current income.

The bond allocation helped to insulate the Fund

The primary portfolio continues to be 50-70% stocks and 30-50% bonds. During the trailing 12 months, it was the bond allocation within the portfolio that helped to partially insulate the Fund from the declines and volatility that characterized the equity markets. The largest allocation during the year was PIMCO Total Return Fund, totaling approximately 33% of the overall portfolio as of December 31, 2001. With Total Return outperforming not only the Lehman Brothers Aggregate Bond Index but also the S&P 500 Index in 2001, its core weighting in Asset Allocation Fund proved to be extremely beneficial.

An above-index weighting in the value equity category, represented by PIMCO Value, Renaissance, and Small-Cap Value Funds, also helped performance last year as the value segment outperformed its growth counterpart for the period.

Even though the portfolio was underweighted in growth stocks, it was this segment of the market that accounted for the negative results for the year. A 10% weighting in PIMCO Select International Fund also hindered results as the global economy was hurt by the U.S. recession.

We expect similar returns for equities and bonds

Our outlook for 2002 is a muted one at best. We expect similar returns for both equities and bonds. Within fixed income, we will continue to overweight PIMCO Total Return Fund to gain our core exposure to that segment, while moving into some of the more yield-driven products such as PIMCO High Yield Fund. Value investing will also continue its relative overweight until it appears to us that growth investing is once again appealing as a fundamental investment choice from a risk/reward standpoint.

46 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Asset Allocation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                        6 Months   1 year   3 year    5 year   10 year   Inception
PIMCO Asset Allocation Fund Institutional Class (Inception 2/26/99)      0.39%     -3.26%      --        --        --    5.76%
PIMCO Asset Allocation Fund Administrative Class (Inception 2/26/99)     0.57%     -3.30%      --        --        --    5.59%
Russell 3000 Index                                                      -5.69%    -11.46%      --        --        --      --
Lehman Brothers Aggregate Bond Index                                     4.66%      8.44%      --        --        --      --
48% Russell 3000, 12% MSCI All Cntry Wd. Ex-US, 40% LBAG Index          -2.24%     -5.15%      --        --        --      --
Lipper Balanced Fund Average                                            -1.91%     -4.39%      --        --        --    5.34%

PORTFOLIO COMPOSITION

PIMCO Stock Funds                   % of Total
                                   Investments
Growth
Target Fund                               3.9%
Opportunity Fund                          3.5%
Growth Fund                               3.1%
Blend
StocksPLUS                               15.7%
Mid-Cap                                   3.8%
Capital Appreciation                      3.2%
Value
Renaissance                               8.3%
Value                                     7.1%
Small-Cap Value                           3.4%
International
Select International                     10.2%
Total Stocks Funds                       62.2%

PIMCO Bond Funds % of Total Investments

Intermediate Duration
Total Return                             32.6%
High Yield
High Yield                                3.1%
International
Foreign Bond                              2.1%
Total Bond Funds                         37.8%

CHANGE IN VALUE For periods ended 12/31/01
$10,000 invested at the Fund's inception

[CHART]

                                                       Lehman             48% Russell 3000
                    PIMCO                             Brothers        12% MSCI All Cntry. Wld.
                    Asset         Russell 3000       Aggregate                 Ex-US
     Month        Allocation         Index           Bond Index            40% LBAG Index
  ==========      ==========      ============       ==========       ========================
  02/28/1999        10,000           10,000            10,000                  10,000
  03/31/1999        10,192           10,367            10,055                  10,257
  04/30/1999        10,573           10,835            10,087                  10,555
  05/31/1999        10,440           10,629             9,999                  10,365
  06/30/1999        10,780           11,165             9,967                  10,663
  07/31/1999        10,665           10,827             9,925                  10,517
  08/31/1999        10,608           10,704             9,920                  10,464
  09/30/1999        10,534           10,430            10,035                  10,391
  10/31/1999        10,785           11,084            10,072                  10,766
  11/30/1999        10,997           11,394            10,071                  10,962
  12/31/1999        11,549           12,121            10,022                  11,403
  01/31/2000        11,224           11,646             9,990                  11,104
  02/29/2000        11,579           11,754            10,110                  11,243
  03/31/2000        12,059           12,674            10,244                  11,775
  04/30/2000        11,711           12,228            10,214                  11,482
  05/31/2000        11,578           11,885            10,210                  11,291
  06/30/2000        11,847           12,236            10,422                  11,603
  07/31/2000        11,857           12,020            10,517                  11,492
  08/31/2000        12,424           12,912            10,669                  11,984
  09/30/2000        12,194           12,327            10,736                  11,673
  10/31/2000        12,121           12,152            10,807                  11,579
  11/30/2000        11,654           11,031            10,984                  11,079
  12/31/2000        12,120           11,217            11,188                  11,296
  01/31/2001        12,282           11,600            11,371                  11,577
  02/28/2001        11,786           10,540            11,470                  10,999
  03/31/2001        11,346            9,853            11,527                  10,584
  04/30/2001        11,788           10,643            11,479                  11,060
  05/31/2001        11,811           10,728            11,549                  11,092
  06/30/2001        11,680           10,531            11,592                  10,960
  07/31/2001        11,715           10,357            11,851                  10,941
  08/31/2001        11,456            9,746            11,987                  10,649
  09/30/2001        10,901            8,886            12,127                  10,112
  10/31/2001        11,114            9,093            12,381                  10,344
  11/30/2001        11,575            9,794            12,210                  10,669
  12/31/2001        11,725            9,932            12,132                  10,714

Investment Process
--------------------------------------------------------------------------------
PIMCO Asset Allocation Fund seeks to utilize the diverse investment expertise offered by PIMCO Funds and their affiliates. The portfolio allocation is assigned by the PIMCO Funds Asset Allocation Committee, and is updated on a regular basis. Factors such as economic forecasts, standard deviation, management trends, and alpha potential all contribute to the final portfolio composition. The portfolio is then monitored and measured versus a blended index in an effort to maximize exposure to those areas adding value within a relative risk/reward framework.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Portfolio's investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio's allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Fund's Institutional Class inception on 2/26/99, compared to (i) a static 48%/12%/40% blend of the Russell 3000, MSCI All Country World Ex-U.S. and Lehman Brothers Aggregate Bond Index (ii), the Russell 3000 Index and (iii) Lehman Brothers Aggregate Bond Index, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets. See page 48 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 47

Footnotes

A few footnotes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares, except Tax-Efficient Fund and Tax-Efficient Structured Emerging Markets Fund. With respect to Tax Efficient Equity and Tax Efficient Structured Emerging Markets Funds, past performance, before and after taxes, is no guarantee of future results. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes or AMT, returns will depend upon the investor's tax situation and may differ form those shown, and the after tax returns are not relevant to investor's who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $5,000,000 chart does not take into account any sales charges or expenses. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. The MSCI EAFE Index is an unmanaged group of over 1,000 stocks considered to be representative of the international stock market in general. Stocks are also members of Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restriction and stocks screening for minimum size and liquidity. It is not possible to invest directly in an unmanaged index. The S&P Diversified Healthcare Index is a capitalization-weighted Index that measures the performance of the diversified healthcare sector of the Standard & Poor's Index. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. Companies based on total market capitalization. The Lehman Brothers Aggregate Bond Index is an unmanaged market index representative of the U.S. Taxable Income universe.

The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-800-927-4648.
For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-800-426-0107. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

48 PIMCO Funds Semi-Annual Report | 12.31.01

                      (This Page Intentionally Left Blank)


                                    12.31.01 | PIMCO Funds Semi-Annual Report 49

Financial Highlights







                                                       Net Realized/                                     Dividends in  Distributions
Selected Per Share      Net Asset Value                Unrealized Gain  Total Income     Dividends from  Excess of Net from Net
 Data for the Year      Beginning of   Net Investment  (Loss) on        from Investment  Net Investment  Investment    Realized
 or Period Ended:       Period         Income (Loss)   Investments      Operations       Income          Income        Capital Gains

Value Fund

   Institutional Class

     12/31/2001(b)       $ 16.20        $ 0.06 (a)     $ 1.05 (a)        $ 1.11          $ 0.00          $ 0.00        $ (1.91)

     06/30/2001            11.42          0.19 (a)       4.71 (a)          4.90           (0.12)           0.00           0.00

     06/30/2000            15.30          0.28 (a)      (1.33)(a)         (1.05)          (0.26)           0.00          (0.57)

     06/30/1999            15.66          0.28 (a)       1.36 (a)          1.64           (0.28)           0.00          (1.72)

     06/30/1998            14.81          0.25 (a)       2.47 (a)          2.72           (0.24)           0.00          (1.63)

     06/30/1997            12.46          1.05           2.11              3.16           (0.31)           0.00          (0.50)

   Administrative Class

     12/31/2001 (b)        16.09          0.04 (a)       1.03 (a)          1.07            0.00            0.00          (1.91)

     06/30/2001            11.35          0.15 (a)       4.69 (a)          4.84           (0.10)           0.00           0.00

     06/30/2000            15.26          0.24 (a)      (1.33)(a)         (1.09)          (0.25)           0.00          (0.57)

     06/30/1999            15.65          0.26 (a)       1.32 (a)          1.58           (0.25)           0.00          (1.72)

     08/21/1997-06/30/1998 15.66          0.19 (a)       1.65 (a)          1.84           (0.22)           0.00          (1.63)


Renaissance Fund

   Institutional Class

     12/31/2001 (b)      $ 19.38        $ 0.06 (a)     $ 2.58 (a)        $ 2.64          $ 0.00          $ 0.00        $ (1.32)

     06/30/2001            14.97          0.17 (a)       5.47 (a)          5.64           (0.10)           0.00          (1.13)

     06/30/2000            18.23          0.42 (a)      (0.23)(a)          0.19            0.00            0.00          (2.59)

     06/30/1999            19.07          0.06 (a)       1.43 (a)          1.49            0.00            0.00          (2.33)

     12/30/1997-06/30/1998 16.73          0.05           2.29              2.34            0.00            0.00           0.00



   Administrative Class

     12/31/2001 (b)        19.29          0.03 (a)       2.58 (a)          2.61            0.00            0.00          (1.32)

     06/30/2001            14.93          0.13 (a)       5.45 (a)          5.58           (0.09)           0.00          (1.13)

     06/30/2000            18.18          0.11 (a)       0.09 (a)          0.20            0.00            0.00          (2.59)

     08/31/1998-06/30/1999 15.37          0.02 (a)       5.12 (a)          5.14            0.00            0.00          (2.33)


Growth & Income Fund

   Institutional Class

     12/31/2001 (b)       $ 9.25        $ 0.06 (a)    $ (1.62)(a)      $  (1.56)        $ (0.05)         $ 0.00         $ 0.00

     06/30/2001            12.98          0.11 (a)      (0.16)(a)         (0.05)          (0.05)           0.00           0.00

     06/30/2000            15.84         (0.07)(a)       5.81 (a)          5.74            0.00            0.00          (8.18)

     06/30/1999            13.53         (0.03)(a)       2.99 (a)          2.96            0.00            0.00          (0.65)

     06/30/1998            14.04         (0.03)(a)       3.61 (a)          3.58            0.00            0.00          (4.09)

     06/30/1997            14.66         (0.06)(a)       1.31 (a)          1.25            0.00            0.00          (1.87)

   Administrative Class

     12/31/2001 (b)         9.23          0.05 (a)      (1.60)(a)         (1.55)          (0.05)           0.00           0.00

     04/16/2001-06/30/2001  8.93          0.01 (a)       0.29 (a)          0.30            0.00            0.00           0.00


Growth Fund

   Institutional Class

     12/31/2001 (b)      $ 22.10        $ 0.02 (a)    $ (2.47)(a)      $  (2.45)         $ 0.00          $ 0.00        $ (0.16)

     06/30/2001            35.17         (0.04)(a)     (10.68)(a)        (10.72)           0.00            0.00          (2.35)

     06/30/2000            31.24         (0.14)(a)       9.73 (a)          9.59            0.00            0.00          (5.66)

     03/31/1999-06/30/1999 31.27         (0.01)(a)      (0.02)(a)         (0.03)           0.00            0.00           0.00


   Administrative Class

     12/31/2001 (b)        21.90          0.00 (a)      (2.46)(a)         (2.46)           0.00            0.00          (0.16)

     06/30/2001            34.95         (0.15)(a)     (10.55)(a)        (10.70)           0.00            0.00          (2.35)

     06/30/2000            31.23         (0.21)(a)       9.59 (a)          9.38            0.00            0.00          (5.66)

     03/31/1999-06/30/1999 31.27         (0.04)(a)       0.00 (a)         (0.04)           0.00            0.00           0.00


* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Ratio of expenses to average net assets excluding trustee's expense is 0.70%.
(d) Ratio of expenses to average net assets excluding trustee's expense is 0.95%.
(e) Ratio of expenses to average net assets excluding trustee's expense is 0.85%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.
(g) Ratio of expenses to average net assets excluding trustee's expense is 0.75%.
(h) Ratio of expenses to average net assets excluding trustee's expense is 1.00%.
(i) Ratio of expenses to average net assets excluding interest expense is 0.88%.





50 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes


Distributions                                                                                             Ratio of Net
in Excess of   Tax Basis              Fund             Net Asset               Net Assets   Ratio of      Investment
Net Realized   Return                 Reimbursement    Value                   End          Expenses to   Income (Loss)    Portfolio
Capital        of       Total         Fee Added to     End of      Total       of Period    Average Net   to Average       Turnover
Gains          Capital  Distribution  Paid-In-Capital  Period      Return      (000s)       Assets        Net Assets       Rate

 $ 0.00     $ 0.00       $ (1.91)        $ 0.00        $ 15.40        7.20%   $ 75,252       0.71%(c) %*   0.79%*             129

   0.00       0.00         (0.12)          0.00          16.20       43.07      67,601       0.70          1.31               204

  (2.00)      0.00         (2.83)          0.00          11.42       (6.65)     41,996       0.70          2.18               196

   0.00       0.00         (2.00)          0.00          15.30       12.30      69,181       0.71          1.99               101

   0.00       0.00         (1.87)          0.00          15.66       19.35      83,219       0.71          1.59                77

   0.00       0.00         (0.81)          0.00          14.81       26.38      74,613       0.73          2.02                71



   0.00       0.00         (1.91)          0.00          15.25        7.00      53,342       0.96 (d)     *0.53*              129

   0.00       0.00         (0.10)          0.00          16.09       42.83      41,924       0.95          1.08               204

  (2.00)      0.00         (2.82)          0.00          11.35       (7.00)     24,380       0.96          1.97               196

   0.00       0.00         (1.97)          0.00          15.26       11.91      23,164       0.95          1.81               101

   0.00       0.00         (1.85)          0.00          15.65       12.71      10,349       0.96*         1.40*               77



 $ 0.00     $ 0.00       $ (1.32)        $ 0.00        $ 20.70       13.81%   $ 97,259       0.86%(e)*     0.58%*              56%

   0.00       0.00         (1.23)          0.00          19.38       38.88      42,514       0.85          0.95               138

  (0.86)      0.00         (3.45)          0.00          14.97        3.30       6,394       0.85          2.73               133

   0.00       0.00         (2.33)          0.00          18.23       10.24         136       0.86          0.38               221

   0.00       0.00          0.00           0.00          19.07       13.99         851       0.86*         0.55*              192



   0.00       0.00         (1.32)          0.00          20.58       13.71       5,568       1.11 (f)     *0.35*               56

   0.00       0.00         (1.22)          0.00          19.29       38.50       3,288       1.10          0.74               138

  (0.86)      0.00         (3.45)          0.00          14.93        3.36         953       1.10          0.71               133

   0.00       0.00         (2.33)          0.00          18.18       36.41         427       1.09*         0.13*              221



 $ 0.00     $ 0.00       $ (0.05)        $ 0.00         $ 7.64      (16.81)%  $ 6,0480        .86%(e)*     1.59%*              68%

  (3.63)      0.00         (3.68)          0.00           9.25       (3.08)      5,196       0.85          1.00                77

  (0.42)      0.00         (8.60)          0.00          12.98       49.32       4,914       1.03 (i)     (0.46)              195

   0.00       0.00         (0.65)          0.00          15.84       23.18       7,399       0.89         (0.22)              273

   0.00       0.00         (4.09)          0.00          13.53       30.40       8,488       0.89         (0.25)              268

   0.00       0.00         (1.87)          0.00          14.04        9.61       7,591       1.15         (0.43)              202



   0.00       0.00         (0.05)          0.00           7.63      (16.82)     33,225       1.11 (f)*     1.32*               68

   0.00       0.00          0.00           0.00           9.23        3.36      30,436       1.07*         0.52*               77



 $ 0.00     $ 0.00       $ (0.16)        $ 0.00        $ 19.49      (11.09)%  $ 24,141       0.77%(g)*     0.22%*              42%

   0.00       0.00         (2.35)          0.00          22.10      (32.11)     25,645       0.75         (0.15)               85

   0.00       0.00         (5.66)          0.00          35.17       32.66      17,533       0.77         (0.39)               72

   0.00       0.00          0.00           0.00          31.24       (0.10)        948       0.74*        (0.19)*             131



   0.00       0.00         (0.16)          0.00          19.28      (11.24)      6,610       1.02 (h)    *(0.01)              *42

   0.00       0.00         (2.35)          0.00          21.90      (32.26)      5,241       1.00         (0.50)               85

   0.00       0.00         (5.66)          0.00          34.95       31.92      15,116       1.02         (0.63)               72

   0.00       0.00          0.00           0.00          31.23       (0.13)      6,164       0.97*        (0.53)*             131


See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 51


Selected Per            Net Asset                   Net Realized /    Total Income                    Dividends in  Distributions
Share Data              Value                       Unrealized Gain   from            Dividends from  Excess of Net from Net
for the Year or         Beginning   Net Investment  (Loss) on         Investment      Net Investment  Investment    Realized Capital
Period Ended:           of Period   Income (Loss)   Investments       Operations      Income          Income        Gains

Select Growth Fund

Institutional Class
12/31/2001 (b)          $ 16.05     $ (0.01)(a)     $ (1.79)(a)       $ (1.80)        $ 0.00          $ 0.00        $ 0.00
06/30/2001                24.02        0.08 (a)       (7.97)(a)         (7.89)          0.00           (0.08)         0.00
06/30/2000                24.86        0.05 (a)        2.86 (a)          2.91          (0.02)           0.00         (3.72)
06/30/1999                20.39       (0.04)(a)        5.24 (a)          5.20           0.00            0.00         (0.73)
06/30/1998                15.55        0.03 (a)        6.11 (a)          6.14           0.00            0.00         (1.30)
06/30/1997                13.55        0.03 (a)        2.78 (a)          2.81          (0.02)           0.00         (0.79)

Administrative Class
12/31/2001 (b)            15.80       (0.03)(a)       (1.77)(a)         (1.80)          0.00            0.00          0.00
06/30/2001                23.66        0.02 (a)       (7.80)(a)         (7.78)          0.00           (0.08)         0.00
06/30/2000                24.67       (0.01)(a)        2.76 (a)          2.75          (0.03)           0.00         (3.72)
06/30/1999                20.32       (0.03)(a)        5.11 (a)          5.08           0.00            0.00         (0.73)
06/30/1998                15.53       (0.01)(a)        6.10 (a)          6.09           0.00            0.00         (1.30)
06/30/1997                13.56        0.00 (a)        2.77 (a)          2.77          (0.01)           0.00         (0.79)

Target Fund

Institutional Class
12/31/2001 (b)          $ 19.37     $ (0.01)(a)     $ (2.65)(a)       $ (2.66)        $ 0.00          $ 0.00        $ 0.00
06/30/2001                31.10       (0.08)(a)       (7.62)(a)         (7.70)          0.00            0.00         (1.41)
06/30/2000                17.74       (0.14)(a)       15.30 (a)         15.16           0.00            0.00         (1.80)
03/31/1999-06/30/1999     16.34       (0.02)(a)        1.42 (a)          1.40           0.00            0.00          0.00

Administrative Class
12/31/2001 (b)            19.45       (0.04)(a)       (2.65)(a)         (2.69)          0.00            0.00          0.00
06/30/2001                31.29       (0.15)(a)       (7.66)(a)         (7.81)          0.00            0.00         (1.41)
06/30/2000                17.73       (0.19)(a)       15.55 (a)         15.36           0.00            0.00         (1.80)
03/31/1999-06/30/1999     16.34       (0.03)(a)        1.42 (a)          1.39           0.00            0.00          0.00

Opportunity Fund

Institutional Class
12/31/2001 (b)          $ 16.02     $ (0.04)(a)     $ (0.93)(a)       $ (0.97)        $ 0.00          $ 0.00        $ 0.00
06/30/2001                27.43       (0.05)(a)       (6.28)(a)         (6.33)          0.00            0.00          0.00
06/30/2000                24.26       (0.12)(a)       11.17 (a)         11.05           0.00            0.00         (7.88)
03/31/1999-06/30/1999     21.40       (0.03)(a)        2.89 (a)          2.86           0.00            0.00          0.00


Administrative Class

12/31/2001 (b)            16.00       (0.06)(a)       (0.93)(a)         (0.99)          0.00            0.00          0.00
06/30/2001                27.44       (0.11)(a)       (6.25)(a)         (6.36)          0.00            0.00          0.00
06/30/2000                24.26       (0.18)(a)       11.24 (a)         11.06           0.00            0.00         (7.88)
03/31/1999-06/30/1999     21.40       (0.05)(a)        2.91 (a)          2.86           0.00            0.00          0.00

Innovation Fund

Institutional Class

12/31/2001 (b)          $ 28.97     $ (0.08)(a)     $ (6.06)(a)       $ (6.14)        $ 0.00          $ 0.00        $ 0.00
06/30/2001                72.54       (0.26)(a)      (36.96)(a)        (37.22)          0.00            0.00          0.00
06/30/2000                37.50       (0.37)(a)       41.80 (a)         41.43           0.00            0.00         (6.39)
03/05/1999-06/30/1999     32.73       (0.05)(a)        4.82 (a)          4.77           0.00            0.00          0.00

Administrative Class

12/31/2001 (b)            28.82       (0.11)(a)       (6.05)(a)         (6.16)          0.00            0.00          0.00
06/30/2001                72.33       (0.28)(a)      (36.88)(a)        (37.16)          0.00            0.00          0.00
3/10/2000-6/30/2000       99.70       (0.20)(a)      (27.17)(a)        (27.37)          0.00            0.00          0.00

Healthcare Innovation
Fund

Institutional Class
12/31/2001 (b)          $  9.84     $ (0.03)(a)     $ (0.60)(a)       $ (0.63)        $ 0.00          $ 0.00        $ 0.00
06/30/2001                10.00       (0.06)(a)        1.18 (a)          1.12           0.00            0.00          0.00


* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.10%.
(d) Ratio of expenses to average net assets excluding trustee's expense is 0.80%.
(e) Ratio of expenses to average net assets excluding trustee's expense is 1.05%.
(f) Ratio of expenses to average net assets excluding trustee's and interest expense is 0.90%.
(g) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.15%.


 52PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes


Distributions                                                                                               Ratio of Net
in Excess of   Tax Basis                Fund             Net Asset              Net Assets    Ratio of      Investment
Net Realized   Return                   Reimbursement    Value                  End           Expenses to   Income (Loss)  Portfolio
Capital        of         Total         Fee Added to     End of      Total      of Period     Average Net   to Average     Turnover
Gains          Capital    Distribution  Paid-In-Capital  Period      Return     (000s)        Assets        Net Assets     Rate


$ 0.00         $ 0.00     $ 0.00        $ 0.00           $ 14.25     (11.22)%   $  3,089      0.90%(j)*     (0.15)%*        80%
  0.00           0.00      (0.08)         0.00             16.05     (32.95)       3,278      0.85           0.40          150
  0.00          (0.01)     (3.75)         0.00             24.02      13.11        2,613      0.94 (k)       0.20          170
  0.00           0.00      (0.73)         0.00             24.86      26.34        1,184      1.01          (0.20)          95
  0.00           0.00      (1.30)         0.00             20.39      41.83        1,915      0.83           0.20          120
  0.00           0.00      (0.81)         0.00             15.55      21.59        6,444      0.87           0.23          139

  0.00           0.00       0.00          0.00             14.00     (11.39)%         97      1.15%(c)*     (0.42)%*        80%
  0.00           0.00      (0.08)         0.00             15.80     (32.99)         140      1.10           0.10          150
  0.00          (0.01)     (3.76)         0.00             23.66      12.54           49      1.18(l)       (0.05)         170
  0.00           0.00      (0.73)         0.00             24.67      25.84           15      1.08          (0.17)          95
  0.00           0.00      (1.30)         0.00             20.32      41.54      128,666      1.08          (0.07)         120
  0.00           0.00      (0.80)         0.00             15.53      21.20       29,332      1.13          (0.03)         139

$ 0.00         $ 0.00     $ 0.00        $ 0.00           $ 16.71     (13.73)%   $ 55,097      0.82(d)%*     (0.18)%*        53%
 (2.62)          0.00      (4.03)         0.00             19.37     (27.47)      22,228      0.80          (0.35)         109
  0.00           0.00      (1.80)         0.00             31.10      89.85       18,436      0.81          (0.50)          99
  0.00           0.00       0.00          0.00             17.74       8.57        1,298      0.79*         (0.39)*        229

  0.00           0.00       0.00          0.00             16.76     (13.83)       7,773      1.07(e)*      (0.48)*         53
 (2.62)          0.00      (4.03)         0.00             19.45     (27.67)       6,408      1.05          (0.60)         109
  0.00           0.00      (1.80)         0.00             31.29      91.13        6,699      1.06          (0.78)          99
  0.00           0.00       0.00          0.00             17.73       8.51        5,513      1.02*         (0.61)*        229

$ 0.00         $ 0.00     $ 0.00        $ 0.00           $ 15.05      (6.05)%   $ 86,415      0.92%(f)*     (0.56)%*        98%
 (5.08)          0.00      (5.08)         0.00             16.02     (25.48)      84,567      0.90          (0.27)         237
  0.00           0.00      (7.88)         0.00             27.43      50.24       39,205      0.91          (0.42)         254
  0.00           0.00       0.00          0.00             24.26      13.36          417      0.88*         (0.54)*        175

  0.00           0.00       0.00          0.00             15.01      (6.19)       8,682      1.17(g)*      (0.81)*         98
 (5.08)          0.00      (5.08)         0.00             16.00     (25.57)       7,309      1.15          (0.52)         237
  0.00           0.00      (7.88)         0.00             27.44      50.36        8,486      1.16          (0.67)         254
  0.00           0.00       0.00          0.00             24.26      13.36        2,010      1.12*         (0.82)*        175

$ 0.00         $ 0.00     $ 0.00        $ 0.00           $ 22.83     (21.19)%   $ 23,564      0.92%(h)*     (0.73)%*       113%
 (6.35)          0.00      (6.35)         0.00             28.97     (54.96)      20,608      0.90          (0.55)         271
  0.00           0.00      (6.39)         0.00             72.54     115.34       28,334      0.90          (0.52)         186
  0.00           0.00       0.00          0.00             37.50      14.57          444      0.88*         (0.15)*        119

  0.00           0.00       0.00          0.00             22.66     (21.37)       3,415      1.17(i)*      (0.98)*        113
 (6.35)          0.00      (6.35)         0.00             28.82     (55.04)       4,173      1.15          (0.77)         271
  0.00           0.00       0.00          0.00             72.33     (27.45)         668      1.15*         (0.92)*        186

$ 0.00         $ 0.00     $ 0.00        $ 0.00           $  9.21      (6.40)%   $    991      0.95%*        (0.59)%*       107%
 (1.28)          0.00      (1.28)         0.00              9.84      10.22        1,058      1.01(n)(m)    (0.56)         214


(h) Ratio of expenses to average net assets excluding trustee's expense is 0.90%.
(i) Ratio of expenses to average net assets excluding trustee's expense is 1.15%.
(j) Ratio of expenses to average net assets excluding trustee's and interest expense is 0.85%.
(k) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(l) Ratio of expenses to average net assets excluding trustee's expense is 1.08%.
(m) Ratio of expenses to average net assets excluding interest expense is 0.82%.
(n) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.48% for the period ended June 30, 2000.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 53


                        Net Asset                   Net Realized /                                     Dividends in   Distributions
                        Value       Net             Unrealized Gain   Total Income     Dividends from  Excess of Net  from Net
                        Beginning   Investment      (Loss) on         from Investment  Net Investment  Investment     Realized
                        of Period   Income (Loss)   Investments       Operations       Income          Income         Capital Gains


Global Innovation
Fund

Institutional Class
12/31/2001 (b)          $ 10.07     $ (0.06)(a)     $ (1.42)(a)       $ (1.48)         $ 0.00          $ 0.00         $ 0.00
06/30/2001                18.96       (0.15)(a)       (8.71)(a)         (8.86)           0.00            0.00           0.00
03/31/2000-06/30/2000     20.17       (0.01)(a)       (1.20)(a)         (1.21)           0.00            0.00           0.00

Select International
Fund

Institutional Class

12/31/2001 (b)          $  5.01     $ (0.01)(a)     $ (0.53)(a)       $ (0.54)         $(0.03)         $ 0.00         $ 0.00
06/30/2001                20.46        0.03 (a)       (4.89)(a)         (4.86)           0.00            0.00           0.00
06/30/2000                16.04       (0.05)(a)        8.90 (a)          8.85            0.00            0.00          (4.43)
06/30/1999                13.55       (0.02)(a)        3.56 (a)          3.54           (0.02)           0.00          (1.03)
12/31/1997-06/30/1998     10.00        0.00 (a)        3.55 (a)          3.55            0.00            0.00           0.00

Administrative Class

12/31/2001 (b)             5.00       (0.02)(a)       (0.52)(a)         (0.54)          (0.03)           0.00           0.00
12/29/2000-06/30/2001      6.29         0.05 (a)      (1.34)(a)         (1.29)           0.00            0.00           0.00

Mega-Cap Fund

Institutional Class

12/31/2001 (b)          $  7.64     $  0.00 (a)     $ (0.49)(a)       $ (0.49)         $ 0.00          $ 0.00         $(0.01)
06/30/2001                13.35       (0.01)(a)       (4.23)(a)         (4.24)          (0.04)           0.00           0.00
08/31/1999-06/30/2000     10.00        0.00 (a)        3.35 (a)          3.35            0.00            0.00           0.00


Capital Appreciation
Fund

Institutional Class

12/31/2001 (b)          $ 17.72     $  0.06 (a)     $ (1.15)(a)       $ (1.09)         $(0.04)         $ 0.00         $ 0.00
06/30/2001                27.1         0.12 (a)       (1.38)(a)         (1.26)          (0.14)           0.00          (3.49)
06/30/2000                26.84        0.08 (a)        5.29 (a)          5.37           (0.07)          (0.04)         (5.00)
06/30/1999                26.13        0.16 (a)        2.35 (a)          2.51           (0.15)           0.00          (1.65)
06/30/1998                21.19        0.15 (a)        6.59 (a)          6.74           (0.12)           0.00          (1.68)
06/30/1997                18.10        0.24            5.08              5.32           (0.10)           0.00          (2.13)

Administrative Class

12/31/2001 (b)            17.46        0.04 (a)       (1.13)(a)         (1.09)          (0.03)           0.00           0.00
06/30/2001                26.85        0.06 (a)       (1.36)(a)         (1.30)          (0.11)           0.00          (3.49)
06/30/2000                26.64        0.01 (a)        5.25 (a)          5.26           (0.03)          (0.02)         (5.00)
06/30/1999                25.99        0.09 (a)        2.34 (a)          2.43           (0.13)           0.00          (1.65)
06/30/1998                21.16        0.10 (a)        6.55 (a)          6.65           (0.14)           0.00          (1.68)
07/31/1996-06/30/1997     17.19        0.16            6.03              6.19           (0.09)           0.00          (2.13)

Mid-Cap Fund

Institutional Class

12/31/2001 (b)          $ 21.35     $  0.07 (a)     $ (1.76)(a)       $ (1.69)         $(0.17)         $ 0.00         $ 0.00
06/30/2001                30.88        0.21 (a)       (0.79)(a)         (0.58)          (0.16)           0.00          (3.14)
06/30/2000                23.01        0.09 (a)        7.91 (a)          8.00           (0.07)          (0.04)         (0.02)
06/30/1999                24.09        0.12 (a)       (0.11)(a)          0.01           (0.02)           0.00          (1.07)
06/30/1998                20.28        0.11 (a)        5.11 (a)          5.22           (0.07)          (0.01)         (1.33)
06/30/1997                19.44       (0.07)           5.25              5.18           (0.05)           0.00          (4.29)

Administrative Class

12/31/2001 (b)            21.16        0.05 (a)       (1.75)(a)         (1.70)          (0.14)           0.00           0.00
06/30/2001                30.70        0.15 (a)       (0.77)(a)         (0.62)          (0.13)           0.00          (3.14)
06/30/2000                22.88        0.03 (a)        7.86 (a)          7.89           (0.03)          (0.02)         (0.02)
06/30/1999                23.96        0.06 (a)       (0.06)(a)          0.00           (0.01)           0.00          (1.07)
06/30/1998                20.24        0.05 (a)        5.08 (a)          5.13           (0.07)          (0.01)         (1.33)
06/30/1997                19.44       (0.13)           5.25              5.12           (0.03)           0.00          (4.29)

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.50%.
(d) Ratio of expenses to average net assets excluding trustee's expense is 0.70%.

54 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                       Ratio of Net
Distributions                            Fund             Net Asset           Net Assets  Ratio of     Investment
in Excess of   Tax Basis                 Reimbursement    Value               End of      Expenses to  Income (Loss)  Portfolio
Net Realized   Return of  Total          Fee Added to     End of     Total    Period      Average Net  to Average     Turnover
Capital Gains  Capital    Distributions  Paid-In-Capital  Period     Return   (000s)      Assets       Net Assets     Rate

  $  0.00       $ 0.00      $  0.00          $ 0.00        $  8.59   (14.70)%  $     164   1.43%(f)*     (1.38)%*       128%
    (0.03)        0.00        (0.03)           0.00          10.07   (46.81)         224   1.40          (0.98)         261
     0.00         0.00         0.00            0.00          18.96    (6.00)         403   1.40 (h)*     (0.25)*        131

  $  0.00       $ 0.00      $ (0.03)         $ 0.00        $  4.44   (10.79)%  $   7,015   1.37%(g)*     (0.43)%*        51%
   (10.59)        0.00       (10.59)           0.00           5.01   (36.82)       8,077   1.32 (g)       0.39          168
     0.00         0.00        (4.43)           0.00          20.46    56.28       10,541   1.35          (0.22)          62
     0.00         0.00        (1.05)           0.00          16.04    28.62        8,408   1.39          (0.15)         269
     0.00         0.00         0.00            0.00          13.55    35.50        6,822   1.36*          0.08*          60

     0.00         0.00        (0.03)           0.00           4.43   (10.87)%     18,276   1.62%(c)*     (0.72)%*        51%
     0.00         0.00         0.00            0.00           5.00   (20.51)      16,349   1.50*          1.69*         168

  $  0.00       $ 0.00      $ (0.01)         $ 0.00        $  7.14    (6.45)%  $   2,421   0.71%(d)*     (0.12)%*        63%
    (1.43)        0.00        (1.47)           0.00           7.64   (35.38)       2,588   0.70          (0.13)         139
     0.00         0.00         0.00            0.00          13.35    33.54        4,009   0.71 (i)*      0.04*         151

  $  0.00       $ 0.00      $ (0.04)         $ 0.00        $ 16.59    (6.12)%  $ 257,003   0.71%(d)*      0.73%*         64%
    (4.49)        0.00        (8.12)           0.00          17.72    (8.83)     276,170   0.70           0.53          112
     0.00         0.00        (5.11)           0.00          27.10    22.79      372,028   0.71           0.29          119
     0.00         0.00        (1.80)           0.00          26.84    10.57      645,967   0.71           0.64          120
     0.00         0.00        (1.80)           0.00          26.13    32.97      805,856   0.71           0.64           75
     0.00         0.00        (2.23)           0.00          21.19    31.52      536,187   0.71           1.02           87

     0.00         0.00        (0.03)           0.00          16.34    (6.24)     197,787   0.96 (e)*      0.49*          64
    (4.49)        0.00        (8.09)           0.00          17.46    (9.07)     200,351   0.95           0.30          112
     0.00         0.00        (5.05)           0.00          26.85    22.49      180,423   0.96           0.04          119
     0.00         0.00        (1.78)           0.00          26.64    10.30      229,831   0.95           0.38          120
     0.00         0.00        (1.82)           0.00          25.99    32.55      132,384   0.96           0.39           75
     0.00         0.00        (2.22)           0.00          21.16    38.26        3,115   0.96*          0.66*          87

  $  0.00       $ 0.00      $ (0.17)         $ 0.00        $ 19.49    (7.90)%  $ 525,952   0.71%(d)*      0.72%*        102%
    (5.65)        0.00        (8.95)           0.00          21.35    (5.33)     538,661   0.70           0.80          153
     0.00         0.00        (0.13)           0.00          30.88    34.88      582,715   0.71           0.35          164
     0.00         0.00        (1.09)           0.00          23.01     0.33      581,544   0.70           0.54           85
     0.00         0.00        (1.41)           0.00          24.09    26.16      437,985   0.71           0.46           66
     0.00         0.00        (4.34)           0.00          20.28    30.58      291,374   0.71           0.53           82

     0.00         0.00        (0.14)           0.00          19.32    (8.01)     136,196   0.96 (e)*      0.49*         102
    (5.65)        0.00        (8.92)           0.00          21.16    (5.51)     171,268   0.95           0.57          153
     0.00         0.00        (0.07)           0.00          30.70    34.53      142,986   0.96           0.10          164
     0.00         0.00        (1.08)           0.00          22.88     0.31      104,337   0.95           0.30           85
     0.00         0.00        (1.41)           0.00          23.96    25.75       73,614   0.95           0.22           66
     0.00         0.00        (4.32)           0.00          20.24    30.23        2,066   0.96           0.28           82

(e) Ratio of expenses to average net assets excluding trustee's expense is 0.95%.

(f) Ratio of expenses to average net assets excluding trustee's expense is 1.40%.

(g) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.25%.

(h) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.

(i) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 55

                         Net Asset                 Net Realized /   Total                            Dividends in   Distributions
Selected Per Share Data  Value      Net            Unrealized Gain  Income           Dividends from  Excess of Net  from Net
 for the Year or Period  Beginning  Investment     (Loss) on        from Investment  Net Investment  Investment     Realized Capital
 Ended:                  of Period  Income (Loss)  Investments      Operations       Income          Income         Gains

Micro-Cap Fund
 Institutional Class
  12/31/2001 (b)          $ 23.34    $ (0.09)(a)     $  0.81 (a)       $  0.72          $  0.00         $ 0.00          $ (2.70)
  06/30/2001                25.12      (0.16)(a)        0.98 (a)          0.82             0.00           0.00            (2.60)
  06/30/2000                20.00      (0.19)(a)        5.31 (a)          5.12             0.00           0.00             0.00
  06/30/1999                23.66      (0.14)(a)       (2.89)(a)         (3.03)            0.00           0.00             0.00
  06/30/1998                19.85      (0.11)(a)        6.54 (a)          6.43             0.00           0.00            (2.62)
  06/30/1997                18.47       0.00            3.41              3.41             0.00           0.00            (2.03)
 Administrative Class
  12/31/2001 (b)            22.99      (0.12)(a)        0.79 (a)          0.67             0.00           0.00            (2.70)
  06/30/2001                24.83      (0.22)(a)        0.98 (a)          0.76             0.00           0.00            (2.60)
  06/30/2000                19.82      (0.26)(a)        5.27 (a)          5.01             0.00           0.00             0.00
  06/30/1999                23.52      (0.19)(a)       (2.88)(a)         (3.07)            0.00           0.00             0.00
  06/30/1998                19.78      (0.17)(a)        6.53 (a)          6.36             0.00           0.00            (2.62)
  06/30/1997                18.46      (0.06)           3.41              3.35             0.00           0.00            (2.03)

Equity Income Fund
 Institutional Class
  12/31/2001 (b)          $ 12.51    $  0.18 (a)     $ (0.21)(a)       $ (0.03)         $ (0.29)        $ 0.00          $ (0.86)
  06/30/2001                 9.88       0.40 (a)        2.81 (a)          3.21            (0.35)          0.00            (0.13)
  05/08/2000-06/30/2000     10.51       0.06 (a)       (0.66)(a)         (0.60)           (0.03)          0.00             0.00
 Administrative Class
  12/31/2001 (b)            12.55       0.16 (a)       (0.27)(a)         (0.11)           (0.28)          0.00            (0.86)
  06/30/2001                 9.87       0.38 (a)        2.80 (a)          3.18            (0.27)          0.00            (0.13)
  05/08/2000-06/30/2000     10.50       0.07 (a)       (0.68)(a)         (0.61)           (0.02)          0.00             0.00

Basic Value Fund
 Institutional Class
  12/31/2001 (b)          $ 12.64    $  0.14 (a)     $ (0.22)(a)       $ (0.08)         $ (0.19)        $ 0.00          $  0.00
  06/30/2001                10.85       0.29 (a)        2.15 (a)          2.44            (0.25)          0.00             0.00
  05/08/2000-06/30/2000     11.22       0.07 (a)       (0.39)(a)         (0.32)           (0.05)          0.00             0.00

Small-Cap Value Fund
 Institutional Class
  12/31/2001 (b)          $ 19.26    $  0.21 (a)     $  0.33 (a)       $  0.54          $ (0.13)        $ 0.00          $  0.00
  06/30/2001                14.26       0.42 (a)        4.96 (a)          5.38            (0.38)          0.00             0.00
  06/30/2000                16.05       0.37 (a)       (1.82)(a)         (1.45)           (0.34)          0.00             0.00
  06/30/1999                17.68       0.32 (a)       (1.29)(a)         (0.97)           (0.21)          0.00             0.00
  06/30/1998                15.78       0.29 (a)        2.50 (a)          2.79            (0.13)          0.00            (0.76)
  06/30/1997                14.20       0.46            3.63              4.09            (0.13)          0.00            (2.38)
 Administrative Class
  12/31/2001 (b)            19.15       0.19 (a)        0.32 (a)          0.51            (0.11)          0.00             0.00
  06/30/2001                14.19       0.38 (a)        4.94 (a)          5.32            (0.36)          0.00             0.00
  06/30/2000                15.97       0.34 (a)       (1.81)(a)         (1.47)           (0.31)          0.00             0.00
  06/30/1999                17.63       0.29 (a)       (1.30)(a)         (1.01)           (0.20)          0.00             0.00
  06/30/1998                15.76       0.25 (a)        2.49 (a)          2.74            (0.11)          0.00            (0.76)
  06/30/1997                14.20       0.38            3.68              4.06            (0.12)          0.00            (2.38)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Ratio of expenses to average net assets excluding trustee's and interest expense is 0.70%.
(d) Ratio of expenses to average net assets excluding trustee's and interest expense is 0.95%.


56 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                       Ratio of Net
Distributions                            Fund             Net Asset           Net Assets  Ratio of     Investment
in Excess of   Tax Basis                 Reimbursement    Value               End of      Expenses to  Income (Loss)  Portfolio
Net Realized   Return of  Total          Fee Added to     End of     Total    Period      Average Net  to Average     Turnover
Capital Gains  Capital    Distributions  Paid-In-Capital  Period     Return   (000s)      Assets       Net Assets     Rate

  $  0.00       $ 0.00      $ (2.70)         $ 0.00        $ 21.36     3.68%   $ 222,059   1.51%(h)*     (0.85)%*        55%
     0.00         0.00        (2.60)           0.00          23.34     4.28      231,755   1.50          (0.71)          80
     0.00         0.00         0.00            0.00          25.12    25.60      231,579   1.51          (0.90)          85
    (0.63)        0.00        (0.63)           0.00          20.00   (12.66)     234,439   1.50          (0.71)          73
     0.00         0.00        (2.62)           0.00          23.66    33.95      257,842   1.51          (0.50)          72
     0.00         0.00        (2.03)           0.00          19.85    20.05      164,139   1.52          (0.49)          84

     0.00         0.00        (2.70)           0.00          20.96     3.52       21,290   1.76 (i)*     (1.10)*         55
     0.00         0.00        (2.60)           0.00          22.99     4.08       20,554   1.75          (0.99)          80
     0.00         0.00         0.00            0.00          24.83    25.28        7,208   1.76          (1.19)          85
    (0.63)        0.00        (0.63)           0.00          19.82   (12.91)       3,000   1.75          (0.97)          73
     0.00         0.00        (2.62)           0.00          23.52    33.70        4,779   1.76          (0.74)          72
     0.00         0.00        (2.03)           0.00          19.78    19.72        2,116   1.77          (0.74)          84

  $  0.00       $ 0.00      $ (1.15)         $ 0.00        $ 11.33     0.15%   $  38,252   0.77%(c)*      2.94%*         23%
    (0.10)        0.00        (0.58)           0.00          12.51    33.59       51,201   0.70           3.64           43
     0.00         0.00        (0.03)           0.00           9.88    (5.73)      24,888   0.70*          3.81*           3

     0.00         0.00        (1.14)           0.00          11.30    (0.02)         973   1.02 (d)*      2.72*          23
    (0.10)        0.00        (0.50)           0.00          12.55    33.30          975   0.95           3.51           43
     0.00         0.00        (0.02)           0.00           9.87    (5.78)       4,638   0.95*          4.74*           3

  $  0.00       $ 0.00      $ (0.19)         $ 0.00        $ 12.37     2.33%   $   1,269   0.71%(e)*      2.19%*         28%
    (0.40)        0.00        (0.65)           0.00          12.64    23.37        1,178   0.70           2.50           78
     0.00         0.00        (0.05)           0.00          10.85    (2.90)         911   0.70*          3.94*           5

  $  0.00       $ 0.00      $ (0.13)         $ 0.00        $ 19.67     2.85%   $  39,599   0.86%(f)*      2.25%*         17%
     0.00         0.00        (0.38)           0.00          19.26    38.32       49,046   0.85           2.51           41
     0.00         0.00        (0.34)           0.00          14.26    (8.88)      30,059   0.86           2.57           55
    (0.45)        0.00        (0.66)           0.00          16.05    (5.11)      59,132   0.85           2.12           60
     0.00         0.00        (0.89)           0.00          17.68    17.77       47,432   0.85           1.65           41
     0.00         0.00        (2.51)           0.00          15.78    31.99       34,639   0.90           1.92           48

     0.00         0.00        (0.11)           0.00          19.55     2.71       20,566   1.11 (g)*      2.00*          17
     0.00         0.00        (0.36)           0.00          19.15    38.06       21,447   1.10           2.27           41
     0.00         0.00        (0.31)           0.00          14.19    (9.12)      15,313   1.11           2.38           55
    (0.45)        0.00        (0.65)           0.00          15.97    (5.40)      21,022   1.10           1.92           60
     0.00         0.00        (0.87)           0.00          17.63    17.41       10,751   1.10           1.39           41
     0.00         0.00        (2.50)           0.00          15.76    31.70        5,916   1.16           1.68           48

(e) Ratio of expenses to average net assets excluding trustee's expense is 0.70%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 0.85%.
(g) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.
(h) Ratio of expenses to average net assets excluding trustee's expense is 1.50%.
(i) Ratio of expenses to average net assets excluding trustee's expense is 1.75%.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 57

                                                     Net                                          Dividends
                             Net Asset               Realized/                       Dividends    in           Distributions
                             Value       Net         Unrealized                      from         Excess of    from Net
Selected Per Share Data      Beginning   Investment  Gain           Total Income     Net          Net          Realized
 for the Year or Period      of          Income      (Loss) on      from Investment  Investment   Investment   Capital
   Ended:                    Period      (Loss)      Investments    Operations       Income       Income       Gains

Tax-Efficient Equity Fund
 Institutional Class
     12/31/2001 (b)            $ 10.44   $ 0.03 (a)   $ (0.61)(a)      $ (0.58)       $ 0.00       $ 0.00        $ 0.00
     06/30/2001                  12.31     0.05 (a)     (1.92)(a)        (1.87)         0.00         0.00          0.00
     07/02/1999-06/30/2000       11.79     0.05 (a)      0.47 (a)         0.52          0.00         0.00          0.00
 Administrative Class
     12/31/2001 (b)              10.38     0.02 (a)     (0.61)(a)        (0.59)         0.00         0.00          0.00
     06/30/2001                  12.28     0.02 (a)     (1.92)(a)        (1.90)         0.00         0.00          0.00
     06/30/2000                  11.61     0.02 (a)      0.65 (a)         0.67          0.00         0.00          0.00
     09/30/1998-06/30/1999        8.65     0.03 (a)      2.93 (a)         2.96          0.00         0.00          0.00

Structured Emerging
Markets Fund
 Institutional Class
     12/31/2001 (b)            $  7.82   $ 0.09 (a)   $ (0.44)(a)      $ (0.35)       $(0.10)      $ 0.00        $ 0.00
     06/30/2001                  12.43     0.13 (a)     (2.29)(a)        (2.15)        (0.18)       (0.16)        (1.97)
     06/30/2000                  12.42     0.05 (a)      0.81 (a)         0.86         (0.07)        0.00         (0.79)
     06/30/1999                  10.00     0.15 (a)      2.57 (a)         2.72         (0.07)        0.00         (0.28)

Tax-Efficient Structured
Emerging Markets Fund
 Institutional Class
     12/31/2001 (b)            $ 11.29   $ 0.12 (a)   $ (0.33)(a)      $ (0.21)       $(0.21)      $ 0.00        $ 0.00
     06/30/2001                  14.14     0.15 (a)     (2.70)(a)        (2.55)        (0.17)       (0.13)         0.00
     06/30/2000                  13.25     0.09 (a)      0.89 (a)         0.98         (0.12)        0.00          0.00
     06/30/1999                  10.00     0.16 (a)      3.10 (a)         3.26         (0.06)        0.00          0.00

Asset Allocation Fund
 Institutional Class
     12/31/2001 (b)            $  9.94   $ 0.34 (a)   $ (0.30)(a)      $  0.04        $(0.11)      $ 0.00        $ 0.00
     06/30/2001                  11.50     0.67 (a)     (0.80)(a)        (0.13)        (0.64)        0.00          0.00
     06/30/2000                  11.27     0.63 (a)      0.45 (a)         1.08         (0.41)        0.00         (0.44)
     02/26/1999-06/30/1999       10.55     0.09 (a)      0.73 (a)         0.82         (0.10)        0.00          0.00
 Administrative Class
     12/31/2001 (b)               9.93     0.35 (a)     (0.30)(a)         0.05         (0.09)        0.00          0.00
     06/30/2001                  11.50     0.65 (a)     (0.82)(a)        (0.17)        (0.62)        0.00          0.00
     06/30/2000                  11.27     0.60 (a)      0.45 (a)         1.05         (0.38)        0.00         (0.44)
     02/26/1999-06/30/1999       10.55     0.09 (a)      0.72 (a)         0.81         (0.09)        0.00          0.00


* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Ratio of expenses to average net assets excluding trustee's expense is 0.95%.
(d) Ratio of expenses to average net assets excluding trustee's and interest expense is 0.95%.
(e) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 0.70%.


58 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                             Ratio of
                                                                                                             Net
Distributions  Tax                                                                            Ratio of       Investment
in Excess of   Basis                   Fund                Net Asset              Net Assets  Expenses to    Income
Net Realized   Return                  Reimbursement       Value                  End of      Average        (Loss)        Portfolio
Capital        of       Total          Fee Added to        End of      Total      Period      Net            to Average    Turnover
Gains          Capital  Distributions  Paid-In-Capital     Period      Return     (000s)      Assets         Net Assets    Rate

$ 0.00         $ 0.00   $   0.00       $    0.00           $  9.86      (5.56)%   $    536    0.72%(f)*      0.63%*        12%
  0.00           0.00       0.00            0.00             10.44     (15.19)         567    0.70           0.43          41
  0.00           0.00       0.00            0.00             12.31       4.41        1,172    0.71*          0.42*         32

  0.00           0.00       0.00            0.00              9.79      (5.68)      14,925    0.97 (c)*      0.38*         12
  0.00           0.00       0.00            0.00             10.38     (15.47)      15,665    0.95           0.19          41
  0.00           0.00       0.00            0.00             12.28       5.77       19,953    0.96           0.19          32
  0.00           0.00       0.00            0.00             11.61      34.28        3,391    0.92*          0.31*         13

$ 0.00         $ 0.00   $  (0.10)      $    0.01 (a)       $  7.38      (4.29)%   $ 14,992    0.99%(d)*      2.39%*        13%
 (0.04)         (0.11)     (2.46)           0.01 (a)          7.82     (17.46)      27,050    0.98 (e)       1.41          30
  0.00           0.00      (0.86)           0.01 (a)         12.43       6.64       35,376    1.25 (e)       0.36          24
  0.00           0.00      (0.35)           0.05 (a)         12.42      29.21       46,577    0.95           1.56          30

$ 0.00         $ 0.00   $  (0.21)      $    0.02 (a)       $ 10.89      (1.70)%   $ 79,897    0.97%(d)*      2.33%*        13%
  0.00           0.00      (0.30)           0.03 (a)         11.29     (18.01)      77,907    1.01 (e)       1.27          43
  0.00           0.00      (0.12)           0.03 (a)         14.14       7.55       86,973    1.00 (e)       0.64          24
  0.00           0.00      (0.06)           0.05 (a)         13.25      33.39       72,509    0.95           1.57          28

$ 0.00         $ 0.00   $  (0.11)      $    0.00           $  9.87       0.39%    $     27    0.10%*         6.91%*        23%
 (0.69)         (0.10)     (1.43)           0.00              9.94      (1.41)          48    0.10           6.20          39
  0.00           0.00      (0.85)           0.00             11.50       9.90           57    0.10           5.51          44
  0.00           0.00      (0.10)           0.00             11.27       7.80           11    0.10*          2.52          39

  0.00           0.00      (0.09)           0.00              9.89       0.57           12    0.35*          7.11          23
 (0.69)         (0.09)     (1.40)           0.00              9.93      (1.73)          12    0.35           5.96          39
  0.00           0.00      (0.82)           0.00             11.50       9.63           12    0.35           5.26          44
  0.00           0.00      (0.09)           0.00             11.27       7.71           11    0.35*          2.44          39




           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 59

Statements of Assets and Liabilities

December 31, 2001 (Unaudited)

Amounts in thousands, except per share amounts                            Growth &                  Select
                                                 Value       Renaissance  Income     Growth         Growth    Target
                                                 Fund        Fund         Fund       Fund           Fund      Fund

Assets:

Investments, at value                            $ 428,819   $ 2,622,735  $  80,757  $ 1,489,246    $ 34,572  $ 1,444,670
Cash and foreign currency                              146             0         21          737          33          742
Receivable for investments sold                     11,073        15,901          0            0           0            0
Receivable for Fund shares sold                      4,759        49,396        581        1,689         198        3,007
Interest and dividends receivable                      554         1,565        183        1,755          27          508
Manager reimbursement receivable                         0             0          0            0           0            0
Other assets                                             0             2          0            0           1            0
-------------------------------------------------------------------------------------------------------------------------
                                                   445,351     2,689,599     81,542    1,493,427      34,831    1,448,927
-------------------------------------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased                $  15,015   $    33,014  $       0          $ 0         $ 0  $     1,197
Due to Custodian                                         0         9,178          0            0           0            0
Payable for Fund shares redeemed                     1,017         3,633        384        6,599         558        4,810
Accrued investment advisory fee                        152         1,208         39          620          17          646
Accrued administration fee                             120           794         25          492          11          462
Accrued distribution fee                               137           920         24          823          14          702
Accrued servicing fee                                   59           484          8          304           6          281
Other liabilities                                        0            46          0            0           0            1
-------------------------------------------------------------------------------------------------------------------------
                                                    16,500        49,277        480        8,838         606        8,099
-------------------------------------------------------------------------------------------------------------------------

Net Assets                                       $ 428,851   $ 2,640,322  $  81,062  $ 1,484,589    $ 34,225  $ 1,440,828
-------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                  $ 400,219   $ 2,351,258  $ 117,693  $ 1,551,492    $ 65,105  $ 1,497,561
Undistributed (overdistributed) net                 39,109        97,373          0       (6,725)       (196)      (8,996)
investment income
Accumulated undistributed net realized             (35,755)      (74,349)   (38,421)    (259,723)    (29,474)    (204,230)
gain (loss)
Net unrealized appreciation (depreciation)          25,278       266,040      1,790      199,545      (1,210)     156,493
-------------------------------------------------------------------------------------------------------------------------
                                                 $ 428,851   $ 2,640,322  $  81,062  $ 1,484,589    $ 34,225  $ 1,440,828
--------------------------------------------------------------------------------------------------------------------------

Net Assets:
Institutional Class                              $  75,252   $    97,259  $   6,048  $    24,141    $  3,089  $    55,097
Administrative Class                                53,342         5,568     33,225        6,610          97        7,773
Other Classes                                      300,257     2,537,495     41,789    1,453,838      31,039    1,377,958

Shares Issued and Outstanding:
Institutional Class                                  4,885         4,699        791        1,239         217        3,297
Administrative Class                                 3,497           271      4,357          343           7          464

Net Asset Value and Redemption Price Per
   Share (Net Assets Per Share
   Outstanding)
Institutional Class                              $   15.40   $     20.70  $    7.64  $     19.49    $  14.25  $     16.71
Administrative Class                                 15.25         20.58       7.63        19.28       14.00        16.76
-------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                        $ 403,541   $ 2,356,705  $  78,967  $ 1,289,701    $ 35,782  $ 1,288,177
-------------------------------------------------------------------------------------------------------------------------



60 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                            Healthcare  Global       Select                    Capital
Opportunity  Innovation     Innovation  Innovation   International  Mega-Cap   Appreciation                Micro-Cap   Equity
Fund         Fund           Fund        Fund         Fund           Fund       Fund          Mid-Cap Fund  Fund        Income Fund

$  409,996   $  1,871,836   $ 4,630     $  197,072   $  82,680      $  2,482   $ 716,739     $   978,630   $ 244,918   $38,681
         0          3,021         1            172           0             0           0               0           0         1
     6,215         55,687        10          8,815         395             0       2,858          10,986       1,362         0
     1,376          4,404        44            883          34             0       3,563           2,524         121       599
        19             63         1              9         117             1         575             685          47       103
         0              0         0              7           0             0           0               0           0         0
         0              0         0              0          79             0           0               0           0         0
   417,606      1,935,011     4,686        206,958      83,305         2,483     723,735         992,825     246,448    39,384
----------------------------------------------------------------------------------------------------------------------------------

$    3,817   $     18,545   $   238     $   14,416   $       0      $     61   $  13,420     $    24,804   $   1,772   $     0
       167              0         0              0       2,814             0           4             326           3         0
     1,394         13,985         0          4,281       1,428             0       1,500           4,346       1,029         4
       213          1,056         2            162          51             1         260             350         243        14
       120            647         1             97          44             0         176             231          48         8
       145            827         1             82          33             0         129             129           4         1
        64            401         1             40          12             0          52              61           0         0
         1              0         0              2           8             0           0               0           0         0
     5,921         35,461       243         19,080       4,390            62      15,541          30,247       3,099        27

----------------------------------------------------------------------------------------------------------------------------------
$  411,685   $  1,899,550   $ 4,443     $  187,878   $  78,915      $  2,421   $ 708,194     $   962,578   $ 243,349  $ 39,357
----------------------------------------------------------------------------------------------------------------------------------

$  493,498   $  4,396,530   $ 4,391     $  422,714   $ 107,447      $  3,444   $ 723,718     $ 1,017,382   $ 186,592  $ 34,092
    (2,541)       (15,815)      (23)        (2,180)       (825)          (10)        191             (89)       (980)      (19)
  (139,145)    (2,549,271)     (294)      (240,032)    (18,071)       (1,122)    (49,745)       (138,306)      6,320      (790)
    59,873         68,106       369          7,376      (9,636)          109      34,030          83,591      51,417     6,074
$  411,685   $  1,899,550   $ 4,443     $  187,878   $  78,915      $  2,421   $ 708,194     $   962,578   $ 243,349  $ 39,357
----------------------------------------------------------------------------------------------------------------------------------

$   86,415        $23,564   $   991     $      164   $   7,015      $  2,421   $ 257,003     $   525,952   $ 222,059  $ 38,252
     8,682          3,415         0              0      18,276             0     197,787         136,196      21,290       973
   316,588      1,872,571     3,452        187,714      53,624             0     253,404         300,430           0       132

     5,742          1,032       108             19       1,580           339      15,492          26,990      10,397     3,376
       578            151         0              0       4,122             0      12,102           7,051       1,015        86

$    15.05        $ 22.83   $  9.21     $     8.59   $    4.44      $   7.14   $   16.59     $     19.49   $   21.36   $ 11.33
     15.01          22.66      0.00           0.00        4.43          0.00       16.34           19.32       20.96     11.36

$  350,123   $  1,803,730   $ 4,261     $  189,695   $  92,318      $  2,373   $ 682,709     $   895,039   $ 193,501  $ 32,607
----------------------------------------------------------------------------------------------------------------------------------

                                          See accompanying notes | 12.31.01 | 61

December 31, 2001 (Unaudited)

                                                                                                   Tax-Efficient
                                                Basic                                Structured    Structured     Asset
Amounts in thousands, except per share amounts  Value     Small-Cap   Tax-Efficient  Emerging      Emerging       Allocation
                                                Fund      Value Fund  Equity Fund    Markets Fund  Markets Fund   Fund
                                                ----------------------------------------------------------------------------

Assets:
Investments, at value                           $ 1,267   $ 488,888   $ 41,169       $ 19,790      $  79,334      $ 48,408
Cash and foreign currency                             1           0          0              0            369            16
Receivable for investments sold                       0       5,631        625          1,145            407             0
Receivable for Fund shares sold                       0       4,477        208              0            420           341
Interest and dividends receivable                     2       1,155         43             50            171             0
Other assets                                          0           0          4              0              0             2
                                                ----------------------------------------------------------------------------
                                                  1,270     500,151     42,049         20,985         80,701        48,767
                                                ============================================================================

Liabilities:
Payable for investments purchased               $     0   $   2,846   $      0       $      1      $     604      $      0
Due to Custodian                                      0         386        258             53              0             0
Payable for Fund shares redeemed                      0      27,660        362          5,895              6           117
Dividends payable                                     0           0          0              0              0            18
Accrued investment advisory fee                       1         232         16              8             29             0
Accrued administration fee                            0         148         12             13             37            16
Accrued distribution fee                              0         153         16              0              0            27
Accrued servicing fee                                 0          85          5              0              0            10
Other liabilities                                     0           0          4             23            128             0
                                                ----------------------------------------------------------------------------
                                                      1      31,510        673          5,993            804           188
                                                ============================================================================

Net Assets                                      $ 1,269   $ 468,641   $ 41,376       $ 14,992      $  79,897      $ 48,579
                                                ============================================================================

Net Assets Consist of:
Paid in capital                                 $ 1,132   $ 427,626   $ 46,463       $ 20,409      $ 107,632      $ 49,600
Undistributed (overdistributed) net investment       (2)      3,406        (17)          (235)        (1,228)        1,076
 income
Accumulated undistributed net realized gain         (23)      3,925     (9,527)        (2,257)       (22,987)       (1,946)
 (loss)
Net unrealized appreciation (depreciation)          162      33,684      4,457         (2,925)        (3,520)         (151)
                                                ----------------------------------------------------------------------------
                                                $ 1,269   $ 468,641   $ 41,376       $ 14,992      $  79,897      $ 48,579
                                                ============================================================================

Net Assets:
Institutional Class                             $ 1,269   $  39,599   $    536       $ 14,992      $  79,897      $     27
Administrative Class                                  0      20,566     14,925              0              0            12
Other Classes                                         0     408,476     25,915              0              0        48,540

Shares Issued and Outstanding:
Institutional Class                                 100       2,013         54          2,031          7,337             3
Administrative Class                                  0       1,052      1,525              0              0             1

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                             $ 12.73   $   19.67   $   9.86       $   7.38      $   10.89      $   9.87
Administrative Class                               0.00       19.55       9.79           0.00           0.00          9.89

Cost of Investments Owned                       $ 1,105   $ 455,205   $ 36,712       $ 22,709      $  82,757      $ 50,827
                                                ============================================================================
Cost of Foreign Currency Held                   $     0   $       0   $      0       $      0      $     376      $      0
                                                ============================================================================

62
PIMCO Funds Semi-Annual Report
December 31, 2001 See accompanying notes

Statements of Operations

For the six months ended December 31, 2001 (Unaudited)

Amounts in thousands                                             Renaissance  Growth &                  Select
                                                     Value Fund  Fund         Income Fund  Growth Fund  Growth Fund  Target Fund
                                                     ---------------------------------------------------------------------------

Investment Income:
Dividends, net of foreign taxes                      $  2,264    $  12,041    $     740    $    7,291   $    124     $    2,069
Interest                                                  395        1,235          174           452          9          1,909
Income from securities loaned                              15          317            0            28          8            289
Miscellaneous Income                                        0            3            1             2          1              5
--------------------------------------------------------------------------------------------------------------------------------
   Total Income                                         2,674       13,596          915         7,773        142          4,272
================================================================================================================================

Expenses:
Investment advisory fees                                  805        5,585          226         3,975        116          4,037
Administration fees                                       629        3,672          144         3,158         75          2,899
Distribution and/or servicing fees - Administrative
   Class                                                   55            5           37             7          0              8
Distribution and/or servicing fees - Other Classes        973        6,625          160         7,239        137          6,219
Trustees' fees                                             19           87            4           119          3            105
Interest expense                                            1            0            0             0          7              0
Miscellaneous expense                                       0            1            0             0          0              0
   Total Expenses                                       2,482       15,975          571        14,498        338         13,268

Net Investment Income (Loss)                              192       (2,379)         344        (6,725)      (196)        (8,996)
================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                15,404       65,442      (17,623)     (252,105)    (7,578)      (180,936)
Net realized gain (loss) on foreign currency              (46)          33            0             0          0              0
   transactions
Net change in unrealized appreciation                  11,513      208,793        3,678        43,916      2,134        (64,483)
   (depreciation) on investments
Net change in unrealized appreciation on
   translation of assets and liabilities
   denominated in foreign currencies                        0           10            0             0          0              0

Net Gain (Loss)                                        26,871      274,278      (13,945)     (208,189)    (5,444)      (245,419)

Net Increase (Decrease) in Assets
   Resulting from Operations                         $ 27,063    $ 271,899    $ (13,601)   $ (214,914)  $ (5,640)    $ (254,415)
================================================================================================================================

                                                                              63
                                                  PIMCO Funds Semi-Annual Report
                                        See accompanying notes December 31, 2001

For the six months ended December 31, 2001 (Unaudited)

                                                                                Healthcare    Global       Select
                                                    Opportunity   Innovation    Innovation    Innovation   International   Mega-Cap
Amounts in thousands                                Fund          Fund          Fund          Fund         Fund            Fund
Investment Income:
Dividends, net of foreign taxes                     $       354   $      366    $        4    $       17   $         386   $      5
Interest                                                    211        1,148             1            32              17          1
Income from securities loaned                               137          318             0             0               0          0
Miscellaneous Income                                          1            0             0             0               0          1
   Total Income                                             703        1,832             5            49             403          7
------------------------------------------------------------------------------------------------------------------------------------

Expenses:
Investment advisory fees                                  1,247        6,270            11           927             322          5
Administration fees                                         708        3,842             6           556             276          3
Distribution and/or servicing fees -
   Administrative Class                                       9            4             0             0              21          0
Distribution and/or servicing fees - Other Classes        1,237        7,359             7           705             268          0
Trustees' fees                                               27          165             0            13               5          0
Interest expense                                             16            7             0            25              37          0
Tax Expense                                                   0            0             0             0               0          0
   Total Expenses                                         3,244       17,647            24         2,226             929          8
   Reimbursement by Manager                                   0            0             0            (8)              0          0
   Net Expenses                                           3,244       17,647            24         2,218             929          8

Net Investment Income (Loss)                             (2,541)     (15,815)          (19)       (2,169)           (526)        (1)
------------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                 (39,999)    (656,657)         (149)      (35,627)         (9,913)      (354)
Net realized (loss) on foreign currency transactions          0            0             0           (29)         (1,819)         0
Net change in unrealized appreciation (depreciation)
   on investments                                        10,975       99,963           123        (2,272)          3,632        188
Net change in unrealized appreciation on translation
   of assets and liabilities denominated in foreign
   currencies                                                 0           0             0             0                7          0

   Net Gain (Loss)                                      (29,024)    (556,694)          (26)      (37,928)         (8,093)      (166)

Net Increase (Decrease) in Assets
   Resulting from Operations                        $   (31,565)  $ (572,509)   $      (45)      (40,097)  $      (8,619)  $   (167)
------------------------------------------------------------------------------------------------------------------------------------

64 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                           Tax-
                                                                                                           Efficient
Capital                                                                      Tax-            Structured    Structured    Asset
Appreciation                Micro-Cap  Equity       Basic Value  Small-Cap   Efficient       Emerging      Emerging      Allocation
Fund          Mid-Cap Fund  Fund       Income Fund  Fund         Value Fund  Equity Fund     Markets Fund  Markets Fund  Fund
$      4,421  $      5,841  $     476  $       784  $        18  $    6,665  $         283   $        367  $      1,160  $    1,490
         655         1,035        274            9            0         181              5              5             9           0
           0             0          0            0            0           0              0              0             0           0
          17             3          2            0            0           1              0              0             0           0
------------------------------------------------------------------------------------------------------------------------------------
       5,093         6,879        752          793           18       6,847            288            372         1,169       1,490
------------------------------------------------------------------------------------------------------------------------------------
       1,580         2,156      1,412           96            3       1,308             96             50           160           0
       1,067         1,426        282           54            2         823             74             55           177          62
         240           185         24            1            0          27             19              0             0           0
         862         1,025          0            0            0       1,258            112              0             0         141
          46            64         14            3            0          24              3              2             5           0
           0             0          0           12            0           0              1              2             2           0
           0             0          0            0            0           0              0             13             0           0
       3,795         4,856      1,732          166            5       3,440            305            122           344         203
           0             0          0            0            0           0              0              0             0           0
       3,795         4,856      1,732          166            5       3,440            305            122           344         203
------------------------------------------------------------------------------------------------------------------------------------
       1,298         2,023       (980)         627           13       3,407            (17)           250           825       1,287
------------------------------------------------------------------------------------------------------------------------------------
     (35,973)      (84,662)    11,398        2,302           13       9,230         (1,503)          (257)        2,111        (768)
           0             0          0            0            0           0              0         (1,625)       (1,213)          0
     (13,403)       (2,800)    (5,742)      (2,838)           2         455         (1,276)           383        (2,599)        317
           0             0          0            0            0           0              0             10             2           0
     (49,376)      (87,462)     5,656         (536)          15       9,685         (2,779)        (1,489)       (1,699)       (451)
$    (48,078) $    (85,439) $   4,676  $        91  $        28  $   13,092  $      (2,796)  $     (1,239) $       (874) $      836
------------------------------------------------------------------------------------------------------------------------------------

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 65

Statements of Changes in Net Assets


Amounts in thousands        Value Fund                Renaissance Fund           Growth & Income Fund       Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in       Six Months        Year    Six Months        Year     Six Months        Year     Six Months        Year
Net Assets from:                  Ended       Ended         Ended       Ended          Ended       Ended          Ended       Ended
                            December 31,   June 30,   December 31,    June 30,   December 31,    June 30,   December 31,    June 30,
                                   2001        2001          2001        2001           2001        2001           2001        2001
                             (Unaudited)               (Unaudited)                (Unaudited)                (Unaudited)

Operations
Net investment income
   (loss)                      $    192     $ 1,401    $   (2,379) $      563       $    344     $    67     $   (6,725)  $ (30,999)
Net realized gain (loss)         15,358      54,109        65,475     145,009        (17,623)       (181)      (252,105)     29,294
Net change in unrealized
   appreciation
   (depreciation)                11,513      14,744       208,803      63,660          3,678      (1,928)        43,916    (958,027)
Net increase (decrease)
   resulting from
   operations                    27,063      70,254       271,899     209,232        (13,601)     (2,042)      (214,914)   (959,732)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                0        (360)            0         (64)           (41)        (14)             0           0
   Administrative Class               0        (234)            0          (7)          (196)          0              0           0
   Other Classes                      0        (512)            0      (1,054)          (107)        (15)             0           0
In excess of net investment
 income
   Institutional Class                0           0             0           0              0           0              0           0
   Administrative Class               0           0             0           0              0           0              0           0
   Other Classes                      0           0             0           0              0           0              0           0
From net realized capital gains
   Institutional Class           (8,553)          0        (5,620)       (652)             0           0           (197)     (1,209)
   Administrative Class          (5,885)          0          (285)       (105)             0           0            (53)     (1,059)
   Other Classes                (32,292)          0      (145,851)    (43,282)             0           0        (12,147)   (195,041)
In excess of net realized
 capital gains
   Institutional Class                0           0             0           0              0      (1,119)             0           0
   Administrative Class               0           0             0           0              0           0              0           0
   Other Classes                      0           0             0           0              0      (1,144)             0           0
Total Distributions             (46,730)     (1,106)     (151,756)    (45,164)          (344)     (2,292)       (12,397)   (197,309)
------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Receipts for shares sold
   Institutional Class           23,475      50,474        56,711      42,013          2,688       5,042          3,826      16,662
   Administrative Class          15,613      10,241         2,942       2,589          9,146      32,113          2,128       2,747
   Other Classes                126,580     124,696     1,149,915     973,101         12,204      20,520         58,311     419,217
Issued in reorganization
   Institutional Class                0           0             0           0              0       1,545              0           0
   Administrative Class               0           0             0           0              0          55              0           0
   Other Classes                      0           0             0           0              0      27,758              0           0
Issued as reinvestment of
distributions
   Institutional Class            7,884         360         4,574         714             36       1,096            197       1,213
   Administrative Class           5,873         233           258          99            197           0             53       1,059
   Other Classes                 25,803         426       113,553      36,494             86         488         10,096     160,442
Cost of shares redeemed
   Institutional Class          (19,802)    (39,189)      (11,625)     (9,585)          (879)     (5,412)        (2,671)     (1,831)
   Administrative Class          (7,594)     (3,856)       (1,133)       (739)        (1,374)       (245)          (260)     (9,073)
   Other Classes                (49,126)    (58,894)     (208,040)   (273,936)        (6,620)     (4,017)      (213,642)   (497,631)
Net increase (decrease)
resulting
   from Fund share              128,706      84,491     1,107,155     770,750         15,484      78,943       (141,962)     92,805
   transactions
Total Increase (Decrease)
   in Net Assets                109,039     153,639     1,227,298     934,818          1,539      74,609       (369,273) (1,064,236)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
Beginning of period            $319,812    $166,173    $1,413,024  $  478,206       $ 79,523     $ 4,914     $1,853,862 $ 2,918,098
End of period *                 428,851     319,812     2,640,322   1,413,024         81,062      79,523      1,484,589   1,853,862
*Including net
   undistributed
   (overdistributed)
   investment
   income of:                  $ 39,109    $ 38,914    $   97,373  $   99,752       $      0     $     0    $    (6,725)$         0


           66 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes


  Select Growth Fund      Target Fund               Opportunity Fund           Innovation Fund          Healthcare Innovation Fund
  --------------------------------------------------------------------------------------------------------------------------------
   Six Months       Year   Six Months        Year    Six Months         Year    Six Months          Year    Six Months       Year
        Ended      Ended        Ended       Ended         Ended        Ended         Ended         Ended         Ended      Ended
  December 31,   June 30, December 31,    June 30,  December 31,     June 30,  December 31,      June 30,  December 31,   June 30,
         2001       2001         2001        2001          2001         2001          2001          2001          2001       2001
   (Unaudited)             (Unaudited)               (Unaudited)                (Unaudited)                 (Unaudited)
     $   (196)  $   (179)  $   (8,996) $  (28,752)     $ (2,541)   $  (5,804)  $  (15,815)  $   (62,226)       $  (19)    $  (10)
       (7,578)   (21,734)    (180,936)     53,505       (39,999)     (91,653)    (656,657)   (1,569,723)         (149)       (16)
        2,134     (4,509)     (64,483)   (742,480)       10,975      (63,764)      99,963    (1,717,050)          123        246
  --------------------------------------------------------------------------------------------------------------------------------
       (5,640)   (26,422)    (254,415)   (717,727)      (31,565)    (161,221)    (572,509)   (3,348,999)          (45)       220
  --------------------------------------------------------------------------------------------------------------------------------
            0          0            0           0             0            0            0             0             0          0
            0          0            0           0             0            0            0             0             0          0
            0          0            0           0             0            0            0             0             0          0
            0        (12)           0           0             0            0            0             0             0          0
            0         (1)           0           0             0            0            0             0             0          0
            0       (123)           0           0             0            0            0             0             0          0
            0          0            0        (893)            0            0            0             0             0          0
            0          0            0        (326)            0            0            0             0             0          0
            0          0            0    (119,504)            0            0          (22)            0             0          0
            0          0            0      (1,652)            0      (12,805)           0        (3,425)            0       (124)
            0          0            0        (605)            0       (2,773)           0          (217)            0          0
            0          0            0    (221,508)            0      (98,807)           0      (540,277)            0         (4)
            0       (136)           0    (344,488)            0     (114,385)         (22)     (543,919)            0       (128)
  --------------------------------------------------------------------------------------------------------------------------------
          255      2,958       38,884      11,697        11,973       76,918       12,525        34,213             0        960
            0        202        2,361       2,342         1,836        9,136        1,852        13,031             0          0
        4,944     72,361      130,736     890,566        40,260      163,445      227,175     1,861,827         2,645      1,365
            0          0            0           0             0            0            0             0             0          0
            0          0            0           0             0            0            0             0             0          0
            0          0            0           0             0            0            0             0             0          0
            0         12            0       2,546             0       12,806            0         3,059             0        123
            0          1            0         932             0        2,773            0           217             0          0
            0        109            0     251,344             0       76,983           18       422,859             0          4
          (71)      (726)      (1,282)     (2,120)       (5,322)     (17,241)      (5,479)      (19,077)            0          0
          (27)       (36)        (322)       (586)         (342)      (6,780)      (1,766)       (7,442)            0          0
      (14,746)   (15,695)    (238,955)   (561,457)      (70,895)    (195,713)    (377,089)   (1,280,080)         (645)       (56)
       (9,645)    59,186      (68,578)    595,264       (22,490)     122,327     (142,764)    1,028,607         2,000      2,396
      (15,285)    32,628     (322,993)   (466,951)      (54,055)    (153,279)    (715,295)   (2,864,311)        1,955      2,488
  --------------------------------------------------------------------------------------------------------------------------------
     $ 49,510   $ 16,882   $1,763,821  $2,230,772      $465,740    $ 619,019   $2,614,845   $ 5,479,156        $2,488     $    0
       34,225     49,510    1,440,828   1,763,821       411,685      465,740    1,899,550     2,614,845         4,443      2,488
     $   (196)  $      0   $   (8,996) $        0      $ (2,541)   $       0   $  (15,815)  $         0        $  (23)    $   (4)

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 67

Amounts in thousands        Global Innovation Fund                Select International Fund

                             Six Months Ended      Year Ended      Six Months Ended      Year Ended
Increase (Decrease) in      December 31, 2001   June 30, 2001     December 31, 2001   June 30, 2001
Net Assets from:                   (Unaudited)                           (Unaudited)
Operations
Net investment income (loss)       $   (2,169)     $   (4,943)           $     (526)      $     161
Net realized gain (loss)              (35,656)       (203,537)              (11,732)         (1,794)
Net change in unrealized
 appreciation(depreciation)            (2,272)           (928)                3,639          (8,648)
Net increase (decrease)
 resulting from operations            (40,097)       (209,408)               (8,619)        (10,281)
----------------------------------------------------------------------------------------------------
Distributions to Shareholders:
From net investment income
   Institutional Class                      0               0                   (50)              0
   Administrative Class                     0               0                  (108)              0
   Other Classes                            0               0                   (57)              0
From net realized capital
 gains
   Institutional Class                      0               0                     0               0
   Administrative Class                     0               0                     0               0
   Other Classes                            0               0                     0               0
In excess of net realized
 capital gains
   Institutional Class                      0              (1)                    0          (3,949)
   Administrative Class                     0               0                     0               0
   Other Classes                            0            (534)                    0               0
Total Distributions                         0            (535)                 (215)         (3,949)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Receipts for shares sold
   Institutional Class                     19             209                 9,750          19,358
   Administrative Class                     0               0                 4,815           2,021
   Other Classes                      124,875         502,465               139,390          27,130
Issued in reorganization
   Institutional Class                      0               0                     0               0
   Administrative Class                     0               0                     0          14,753
   Other Classes                            0               0                     0          66,215
Issued as reinvestment of
 distribution
   Institutional Class                      0               1                    39           3,946
   Administrative Class                     0               0                   107               0
   Other Classes                            0             419                    49               0
Cost of shares redeemed
   Institutional Class                    (43)           (126)              (10,036)        (11,946)
   Administrative Class                     0               0                (1,242)           (274)
   Other Classes                     (147,943)       (146,706)             (149,134)        (23,503)
Net increase (decrease)
 resulting from Fund share            (23,092)        356,262                (6,262)         97,700
 transactions
Total Increase (Decrease) in
 Net Assets                           (63,189)        146,319               (15,096)         83,470
----------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                $  251,067      $  104,748            $   94,011       $  10,541
End of period *                       187,878         251,067                78,915          94,011
*Including net undistributed
  (overdistributed)
  investment income of:            $   (2,180)     $      (11)           $     (825)      $     (84)


Amounts in thousands            Mega-Cap Fund                     Capital Appreciation Fund

                              Six Months Ended      Year Ended      Six Months Ended      Year Ended
Increase (Decrease) in       December 31, 2001   June 30, 2001     December 31, 2001   June 30, 2001
Net Assets from:                   (Unaudited)                           (Unaudited)
Operations
Net investment income (loss)          $    (1)       $     (4)            $   1,298      $    1,611
Net realized gain (loss)                 (354)           (467)              (35,973)         39,604
Net change in unrealized
 appreciation(depreciation)               188            (950)              (13,403)       (117,029)
Net increase (decrease)
 resulting from operations               (167)         (1,421)              (48,078)        (75,814)
----------------------------------------------------------------------------------------------------
Distributions to Shareholders:
From net investment income
   Institutional Class                      0             (11)                 (686)         (1,707)
   Administrative Class                     0               0                  (354)           (939)
   Other Classes                            0               0                  (130)           (382)
From net realized capital
 gains
   Institutional Class                     (2)              0                     0         (43,711)
   Administrative Class                     0               0                     0         (29,041)
   Other Classes                            0               0                     0         (34,298)
In excess of net realized
 capital gains
   Institutional Class                      0            (430)                    0         (56,095)
   Administrative Class                     0               0                     0         (37,269)
   Other Classes                            0               0                     0         (44,015)
Total Distributions                        (2)           (441)               (1,170)       (247,457)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Receipts for shares sold
   Institutional Class                      0               0                25,401          94,371
   Administrative Class                     0               0                33,268         104,482
   Other Classes                            0               0                64,281         140,411
Issued in reorganization
   Institutional Class                      0               0                     0               0
   Administrative Class                     0               0                     0               0
   Other Classes                            0               0                     0               0
Issued as reinvestment of
 distribution
   Institutional Class                      2             441                   621          98,095
   Administrative Class                     0               0                   353          66,865
   Other Classes                            0               0                    97          62,115
Cost of shares redeemed
   Institutional Class                      0               0               (27,620)       (161,993)
   Administrative Class                     0               0               (22,961)        (61,340)
   Other Classes                            0               0               (61,483)        (68,060)
Net increase (decrease)
 resulting from Fund share                  2             441                11,957         274,946
 transactions
Total Increase (Decrease) in
 Net Assets                              (167)         (1,421)              (37,291)        (48,325)
----------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                   $ 2,588        $  4,009             $ 745,485      $  793,810
End of period *                         2,421           2,588               708,194         745,485
*Including net undistributed
  (overdistributed)
  investment income of:               $   (10)       $     (9)            $     191      $       63


68 PIMCO Funds Semi-Annual Report | 12.31.01 |See accompanying notes


  Mid-Cap Fund              Micro-Cap Fund           Equity Income Fund        Basic Value Fund         Small-Cap Value Fund
 -----------------------------------------------------------------------------------------------------------------------------
  Six Months         Year   Six Months        Year   Six Months        Year    Six Months       Year    Six Months       Year
       Ended        Ended        Ended       Ended        Ended       Ended         Ended      Ended         Ended      Ended
 December 31,     June 30, December 31,    June 30, December 31,    June 30,  December 31,   June 30,  December 31,   June 30,
        2001         2001         2001        2001         2001        2001          2001       2001          2001       2001
  (Unaudited)               (Unaudited)              (Unaudited)               (Unaudited)              (Unaudited)
  $    2,023   $    5,609     $   (980)   $ (1,693)    $    627     $ 1,655        $   13     $   26      $  3,407  $   5,873
     (84,662)      32,686       11,398      31,021        2,302         559            13        (19)        9,230      3,623
      (2,800)    (100,090)      (5,742)    (18,433)      (2,838)     10,879             2        214           455     91,887
     (85,439)     (61,795)       4,676      10,895           91      13,093            28        221        13,092    101,383
 -----------------------------------------------------------------------------------------------------------------------------
      (4,408)      (3,202)           0           0         (879)     (1,311)          (19)       (23)         (257)      (695)
        (977)        (708)           0           0          (24)        (87)            0          0          (119)      (379)
      (1,583)        (489)           0           0           (1)          0             0          0        (1,720)    (4,986)
          (5)     (64,471)     (25,230)    (23,550)      (2,613)       (482)            0          0             0          0
          (2)     (17,680)      (2,402)       (890)         (73)        (42)            0          0             0          0
          (3)     (35,868)           0           0           (7)          0             0          0             0          0
           0     (115,872)           0           0            0        (383)            0        (35)            0          0
           0      (31,776)           0           0            0         (34)            0          0             0          0
           0      (64,464)           0           0            0           0             0          0             0          0
      (6,978)    (334,530)     (27,632)    (24,440)      (3,597)     (2,339)          (19)       (58)       (2,096)    (6,060)
 -----------------------------------------------------------------------------------------------------------------------------
      84,343      352,854       19,835      64,478        2,157      18,373             0         51        12,487     32,176
      13,400      107,330        3,537      19,963          467         501            65          0        11,559     21,297
      61,118      171,029            0           0          131           0             0          0       154,291    143,376
           0            0            0           0            0           0             0          0             0          0
           0            0            0           0            0           0             0          0             0          0
           0            0            0           0            0           0             0          0             0          0
       4,259      176,557       24,926      23,380        3,480       2,161             0         53           213        583
         979       50,107        2,402         890           98         163            18          0           114        372
       1,190       73,605            0           0            4           0             0          0         1,278      3,566
     (54,191)    (363,007)     (33,296)    (73,906)     (15,190)     (3,943)            0          0       (21,864)   (23,654)
     (34,121)     (68,057)      (3,408)     (7,738)        (460)     (5,359)           (1)         0       (12,616)   (21,064)
     (68,390)    (133,861)           0           0            0           0             0          0       (97,783)  (126,971)
       8,587      366,557       13,996      27,067       (9,313)     11,896            82        104        47,679     29,681
     (83,830)     (29,768)      (8,960)     13,522      (12,819)     22,650            91        267        58,675    125,004
 -----------------------------------------------------------------------------------------------------------------------------
  $1,046,408   $1,076,176     $252,309    $238,787     $ 52,176     $29,526        $1,178     $  911      $409,966  $ 284,962
     962,578    1,046,408      243,349     252,309       39,357      52,176         1,269      1,178       468,641    409,966
  $      (89)  $    4,856     $   (980)   $      0     $    (19)    $   258        $  (2)     $    4      $  3,406  $   2,095


                                                                              69
                                                  PIMCO Funds Semi-Annual Report
                                        See accompanying notes December 31, 2001

                                                                           Tax-Efficient
                                                   Structured              Structured
                            Tax-Efficient          Emerging                Emerging Markets      Asset Allocation
                            Equity Fund            Markets Fund            Fund                  Fund
Amounts in thousands

Increase (Decrease) in       Six Months      Year   Six Months       Year   Six Months      Year  Six Months      Year
Net Assets from:                  Ended     Ended        Ended      Ended        Ended     Ended       Ended     Ended
                               December      June     December   June 30,     December      June    December      June
                               31, 2001  30, 2001     31, 2001       2001     31, 2001  30, 2001    31, 2001  30, 2001
                            (Unaudited)            (Unaudited)             (Unaudited)           (Unaudited)

Operations
Net investment income          $   (17)  $  (143)     $    250    $   419      $   825   $   984     $ 1,287   $   972
(loss)
Net realized gain (loss)        (1,503)   (3,944)       (1,882)       551          898    (7,095)       (768)   (1,669)
Net capital gain
distributions
   received from                     0         0             0          0            0         0           0       679
   underlying funds
Net change in unrealized
   appreciation                 (1,276)   (4,831)          393     (7,075)      (2,597)   (9,924)        317      (552)
   (depreciation)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
resulting
from operations                 (2,796)   (8,918)      (1,239)     (6,105)        (874)  (16,035)        836      (570)
-----------------------------------------------------------------------------------------------------------------------

Distributions to
Shareholders:
From net investment income
   Institutional Class               0         0          (300)      (511)      (1,474)   (1,058)          0        (3)
   Administrative Class              0         0             0          0            0         0           0        (1)
   Other Classes                     0         0             0          0            0         0        (211)     (970)
In excess of net
investment income
   Institutional Class               0         0             0       (471)           0      (844)          0         0
   Administrative Class              0         0             0          0            0         0           0         0
   Other Classes                     0         0             0          0            0         0           0         0
From net realized capital
gains
   Institutional Class               0         0             0     (5,550)           0         0           0         0
   Administrative Class              0         0             0          0            0         0           0         0
   Other Classes                     0         0             0          0            0         0           0         0
In excess of net realized
capital gains
   Institutional Class               0         0             0       (120)           0         0           0        (2)
   Administrative Class              0         0             0          0            0         0           0        (1)
   Other Classes                     0         0             0          0            0         0           0    (1,123)
Tax Basis Return of
Capital
   Institutional Class               0         0             0       (288)           0         0           0         0
   Administrative Class              0         0             0          0            0         0           0         0
   Other Classes                     0         0             0          0            0         0           0      (149)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                  0         0          (300)    (6,940)      (1,474)   (1,902)       (211)   (2,249)
-----------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Receipts for shares sold
   Institutional Class               0         0             0      1,200        9,320    17,514           0        46
   Administrative Class          1,873     5,504             0          0            0         0           0         0
   Other Classes                 3,348    11,529             0          0            0         0       5,900     8,371
Issued in reorganization
   Institutional Class               0         0             0          0            0         0           0         0
   Administrative Class              0         0             0          0            0         0           0         0
   Other Classes                     0         0             0          0            0         0      24,378         0
Issued as reinvestment
of distributions
   Institutional Class               0         0           244      6,798        1,226     1,588           0         6
   Administrative Class              0         0             0          0            0         0           0         1
   Other Classes                     0         0             0          0            0         0         344     2,028
Cost of shares redeemed
   Institutional Class               0      (464)      (10,776)    (3,308)      (2,602)  (14,139)        (22)      (54)
   Administrative Class         (1,744)   (6,872)            0          0            0         0           0         0
   Other Classes                (5,671)  (11,220)            0          0            0         0      (4,137)   (3,118)
Net increase (decrease)
   resulting
   from Fund share              (2,194)   (1,523)      (10,532)     4,690        7,944     4,963      26,463     7,280
   transactions

-----------------------------------------------------------------------------------------------------------------------
Fund Reimbursement Fee:              0         0            13         29          104       198           0         0
-----------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease)
   in Net Assets                (4,990)  (10,441)      (12,058)    (8,326)       5,700   (12,776)     27,088     4,461
-----------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period            $46,366   $56,807      $ 27,050    $35,376      $74,197   $86,973     $21,491   $17,030
End of period *                 41,376    46,366        14,992     27,050       79,897    74,197      48,579    21,491
*Including net
   undistributed
   (overdistributed)
   investment
   income of:                  $   (17)  $     0      $   (235)   $  (185)     $(1,228)  $  (579)    $ 1,076   $     0



70 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments
Value Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                              Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.1%
--------------------------------------------------------------------------------
Aerospace 0.1%
Raytheon Co.                                                    20,000  $    649
                                                                        --------
Capital Goods 1.2%
Visteon Corp.                                                  314,000     4,723
Caterpillar, Inc. (c)                                           10,000       523
                                                                        --------
                                                                           5,246
                                                                        --------
Communications 5.4%
WorldCom, Inc.-WorldCom Group (b)                            1,085,200    15,280
AT&T Corp.                                                     430,394     7,807
                                                                        --------
                                                                          23,087
                                                                        --------
Consumer Discretionary 3.6%
J.C. Penney Co., Inc. (c)                                      551,300    14,830
Sears, Roebuck & Co.                                            10,000       476
                                                                        --------
                                                                          15,306
                                                                        --------
Consumer Services 4.0%
Liberty Media Corp. `A' (b)                                  1,221,500    17,101
                                                                        --------
Consumer Staples 2.5%
Philip Morris Cos., Inc.                                       180,000     8,253
Kroger Co. (b)                                                 120,000     2,504
                                                                        --------
                                                                          10,757
                                                                        --------
Energy 9.8%
Schlumberger Ltd.                                              331,000    18,188
Petroleo Brasileiro SA SP - ADR PBR (c)                        393,000     8,736
Halliburton Co.                                                430,000     5,633
Nabors Industries, Inc. (b)(c)                                 110,000     3,776
Transocean Sedco Forex, Inc.                                    80,000     2,706
Rowan Cos., Inc. (b)                                           127,300     2,466
Petroleo Brasileiro SA SP-ADR PBR/A                             20,000       466
                                                                        --------
                                                                          41,971
                                                                        --------
Financial & Business Services 33.5%
Allstate Corp.                                                 640,000    21,568
CIGNA Corp.                                                    225,000    20,846
Washington Mutual, Inc. (c)                                    600,000    19,620
Berkshire Hathaway, Inc. `A' (b)                                   230    17,388
ACE Ltd. (c)                                                   390,000    15,659
Freddie Mac                                                    180,000    11,772
Loews Corp.                                                    205,000    11,353
U.S. Bancorp                                                   390,000     8,163
Wells Fargo & Co.                                              100,000     4,345
J.P. Morgan Chase & Co.                                        115,000     4,180
Fairfax Financial Holdings Ltd.                                 30,000     3,090
Fannie Mae                                                      30,000     2,385
FleetBoston Financial Corp.                                     50,000     1,825
iShares Russell 1000 Value Index Fund (b)                       30,000     1,662
                                                                        --------
                                                                         143,856
                                                                        --------
Health Care 2.0%
Schering-Plough Corp.                                          150,000     5,372
PacifiCare Health Systems, Inc. (b)(c)                         190,000     3,040
                                                                        --------
                                                                           8,412
                                                                        --------
Materials & Processing 10.1%
Alcan, Inc.                                                    695,400    24,985
Bayer AG                                                       270,000     8,604
Dow Chemical Co.                                               160,000     5,405
Alcoa, Inc.                                                    120,000     4,266
                                                                        --------
                                                                          43,260
                                                                        --------
Technology 9.2%
Compaq Computer Corp.                                        2,115,000    20,642
Micron Technology, Inc. (b)(c)                                 379,475    11,764
Emerson Electric Co. (c)                                       100,000     5,710
Lucent Technologies, Inc. (c)                                  150,000       944
Hewlett-Packard Co.                                             15,000       308
Koninklijke Philips Electronics NV                              10,000       291
                                                                        --------
                                                                          39,659
                                                                        --------
Transportation 5.2%
AMR Corp. (b)                                                  378,800     8,398
CSX Corp. (c)                                                  205,000     7,185
Continental Airlines, Inc. (b)(c)                              250,000     6,553
                                                                        --------
                                                                          22,136
                                                                        --------
Utilities 4.5%
PG&E Corp.                                                   1,000,000    19,240
                                                                        --------
Total Common Stocks                                                      390,680
                                                                        --------
(Cost $365,402)
                                                             Principal
                                                                Amount     Value
                                                                (000s)    (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.9%
--------------------------------------------------------------------------------
Repurchase Agreement 8.9%
State Street Bank
     1.550% due
                                                              $ 38,139  $ 38,139
     01/02/2002
     (Dated 12/31/2001. Collateralized by
     Federal Home
     Loan Bank 4.500% due 07/07/2003 valued at
     $38,904. Repurchase proceeds are $38,142.)
                                                                        --------
Total Short-Term Instruments                                              38,139
                                                                        --------
(Cost $ 38,139)
Total Investments (a) 100.0%                                            $428,819
(Cost $403,541)

Other Assets and Liabilities (Net) 0.0%                                       32
                                                                        --------
Net Assets 100.0%                                                       $428,851
                                                                        --------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                    $ 30,705

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                      (5,427)
                                                                        --------
Unrealized appreciation-net                                             $ 25,278
                                                                        --------

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $12,499; cash collateral of $13,184 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 71

Schedule of Investments

Renaissance Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                           Shares        (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 91.8%
--------------------------------------------------------------------------------


Aerospace 0.0%
Orbital Sciences Corp. (b)                                131,200    $      542
                                                                     ----------
Building 1.5%
York International Corp.                                1,056,700        40,292
                                                                     ----------
Capital Goods 10.3%
Visteon Corp.                                           5,105,800        76,791
Navistar International Corp. (b)(c)                     1,608,500        63,536
Cummins Engine Co., Inc. (c)                            1,087,800        41,924
Cooper Industries, Inc.                                   820,000        28,634
CNH Global NV                                           4,006,800        24,401
Rockwell International Corp.                            1,208,200        21,578
Timken Co.                                                470,000         7,605
ArvinMeritor, Inc.                                        332,000         6,520
Ingersoll-Rand Co.                                         50,000         2,091
                                                                     ----------
                                                                        273,080
                                                                     ----------
Communications 2.9%
WorldCom, Inc.-WorldCom Group (b)                       5,447,500        76,701
                                                                     ----------
Consumer Discretionary 5.7%
J.C. Penney Co., Inc.                                   3,598,000        96,786
Toys R Us, Inc. (b)(c)                                  1,235,000        25,614
Hasbro, Inc.                                            1,336,300        21,688
Tupperware Corp.                                          272,700         5,249
                                                                     ----------
                                                                        149,337
                                                                     ----------
Consumer Services 0.9%
Fairmont Hotels & Resorts, Inc.                         1,000,000        23,900
                                                                     ----------
Consumer Staples 1.2%
Tate & Lyle PLC                                         4,779,468        23,971
Corn Products International, Inc.                         185,000         6,521
                                                                     ----------
                                                                         30,492
                                                                     ----------
Energy 10.3%
Diamond Offshore Drilling, Inc. (c)                     2,498,600        75,957
Rowan Cos., Inc. (b)                                    2,405,700        46,598
Tidewater, Inc.                                         1,000,000        33,900
Pride International, Inc. (b)                           1,840,000        27,784
Petroleo Brasileiro SA SP - ADR                           935,700        20,801
Burlington Resources, Inc.                                520,000        19,521
ENSCO International, Inc. (c)                             780,000        19,383
GlobalSantaFe Corp.                                       200,000         5,704
Newfield Exploration Co. (b)                              150,000         5,327
EOG Resources, Inc. (c)                                   130,000         5,084
Nabors Industries, Inc. (b)(c)                            111,000         3,811
Halliburton Co.                                           180,000         2,358
Devon Energy Corp.                                         50,000         1,933
Chesapeake Energy Corp. (b)                               160,000         1,058
Precision Drilling Corp. (b)(c)                            30,000           775
Veritas DGC, Inc. (b)(c)                                   20,000           370
                                                                     ----------
                                                                        270,364
                                                                     ----------
Financial & Business Services 19.2%
PartnerRe Ltd. (c)                                      2,457,000       132,678
ACE Ltd.                                                1,891,400        75,940
Fairfax Financial Holdings Ltd.                           654,350        67,394
Golden State Bancorp, Inc. (c)                          1,814,300        47,444
Allstate Corp.                                          1,280,000        43,136
American Financial Group, Inc.                          1,607,100        39,454
Mutual Risk Management Ltd. (c)                         3,569,400        26,057
Loews Corp.                                               420,000        23,260
Washington Mutual, Inc.                                   710,000        23,217
Prudential Financial, Inc. (b)(c)                         268,000         8,895
Provident Financial Group, Inc.(c)                        305,000         8,015
J.P. Morgan Chase & Co.                                   140,000         5,089
Pacific Century Financial Corp.                           187,000         4,841
TrizecHahn Corp.                                           50,000           785
                                                                     ----------
                                                                        506,205
                                                                     ----------
Health Care 5.2%
Aetna, Inc. (b)                                         2,142,100        70,668
PacifiCare Health Systems, Inc. (b)(c)                  3,354,600        53,674
HEALTHSOUTH Corp. (b)                                     820,000        12,152
                                                                     ----------
                                                                        136,494
                                                                     ----------
Materials & Processing 15.4%
Alcan, Inc.                                             3,811,000       136,929
Nucor Corp.                                             1,253,320        66,376
USX-U.S. Steel Group, Inc. (c)                          2,520,000        45,637
IMC Global, Inc.                                        3,452,300        44,880
Solutia, Inc. (c)                                       2,996,500        42,011
Crompton Corp.                                          2,292,000        20,628
Nova Chemicals Corp. (c)                                  931,700        17,954
Sappi Ltd. SP - ADR                                       990,000        10,148
Hercules, Inc.                                            930,000         9,300
Aluminum Corp. of China Ltd. SP - ADR (b)(c)              420,000         7,342
Tembec, Inc. (b)                                          442,600         3,516
Aluminum Corp. of China Ltd. (b)                       16,830,300         2,934
                                                                     ----------
                                                                        407,655
                                                                     ----------
Technology 6.0%
Micron Technology, Inc. (b)                             1,938,726        60,101
Compaq Computer Corp.                                   5,100,000        49,776
Maxtor Corp.                                            4,747,900        30,102
Axcelis Technologies, Inc. (b)                            917,000        11,820
Credence Systems Corp. (b)                                331,000         6,147
Kulicke & Soffa Industries, Inc. (b)(c)                    30,000           515
                                                                     ----------
                                                                        158,461
                                                                     ----------
Transportation 6.4%
AMR Corp. (b)                                           2,386,200        52,902
Continental Airlines, Inc. (b)(c)                       1,667,000        43,692
Swift Transportation Co., Inc. (b)(c)                   1,852,200        39,841
CSX Corp.                                                 654,500        22,940
Werner Enterprises, Inc.                                  410,000         9,963
                                                                     ----------
                                                                        169,338
                                                                     ----------
Utilities 6.8%
PG&E Corp.                                              5,792,000       111,438
Niagara Mohawk Holdings, Inc.                           2,719,600        48,219
Mirant Corp. (b)                                        1,303,000        20,874
                                                                     ----------
                                                                         80,531
                                                                     ----------
Total Common Stocks                                                   2,423,392
                                                                     ----------
(Cost $2,157,362)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.5%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)

Repurchase Agreement 7.5%
State Street Bank
     1.550% due 01/02/2002                             $  199,343       199,343
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.625% due 05/15/2003 valued at $51,002,
     Federal Home Loan Bank 3.250% due 11/15/2004 valued
     at$51,002, Fannie Mae 4.250% due 07/01/2003 valued
     at $51,001 and Fannie Mae 5.000% due 02/14/2003
     valued at $50,332. Repurchase proceeds are $199,359.)
                                                                     ----------
Total Short-Term Instruments                                            199,343
                                                                     ----------
(Cost $199,343)

Total Investments (a) 99.3%                                          $2,622,735
(Cost $2,356,705)

Other Assets and Liabilities (Net) 0.7%                                  17,587
                                                                     ----------
Net Assets 100.0%                                                    $2,640,322
                                                                     ----------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  320,313

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
costover value.                                                         (54,283)
                                                                     ----------

Unrealized appreciation-net                                          $  266,030
                                                                     ----------
(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $183,755; cash collateral of $190,682 was received with which the Fund purchased securities.

72 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Growth & Income Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 90.4%
--------------------------------------------------------------------------------

Capital Goods 6.5%
Tyco International Ltd.                                     35,000      $ 2,062
Minnesota Mining & Manufacturing Co.                        15,000        1,773
General Electric Co.                                        35,000        1,403
                                                                        --------
                                                                          5,238
                                                                        --------
Communications 6.0%
Nokia Corp. SP - ADR                                        75,000        1,840
Verizon Communications, Inc.                                35,000        1,661
SBC Communications, Inc.                                    35,000        1,371
                                                                        --------
                                                                          4,872
                                                                        --------
Consumer Discretionary 8.6%
Wal-Mart Stores, Inc.                                       35,000        2,014
General Motors Corp. `H'                                    35,000        1,701
Target Corp.                                                40,000        1,642
AOL Time Warner, Inc. (b)                                   50,000        1,605
                                                                        --------
                                                                          6,962
                                                                        --------
Consumer Staples 6.4%
Philip Morris Cos., Inc.                                    35,000        1,605
PepsiCo, Inc.                                               25,000        1,217
Kraft Foods, Inc.                                           35,000        1,191
Coca-Cola Co.                                               25,000        1,179
                                                                        --------
                                                                          5,192
                                                                        --------
Energy 9.0%
ChevronTexaco Corp.                                         25,000        2,240
Exxon Mobil Corp.                                           50,000        1,965
Kinder Morgan Management LLC (b)                            50,736        1,923
Equitable Resources, Inc.                                   35,000        1,192
                                                                        --------
                                                                          7,320
                                                                        --------
Financial & Business Services 32.8%
Citigroup, Inc.                                             50,000        2,524
Bank of America Corp.                                       35,000        2,203
Concord EFS, Inc. (b)                                       65,000        2,131
Vornado Realty Trust                                        50,000        2,080
ACE Ltd.                                                    50,000        2,008
First Data Corp.                                            25,000        1,961
Equity Office Properties Trust                              65,000        1,955
Boston Properties, Inc.                                     50,000        1,900
Fifth Third Bancorp                                         30,000        1,847
XL Capital Ltd. `A'                                         20,000        1,827
Freddie Mac                                                 25,000        1,635
Federated Investors, Inc. `B'                               50,000        1,594
American International Group, Inc.                          20,000        1,588
Omnicom Group, Inc.                                         15,000        1,340
                                                                        --------
                                                                         26,593
                                                                        --------
Health Care 5.5%
American Home Products Corp.                                25,000        1,534
Johnson & Johnson                                           25,000        1,478
Tenet Healthcare Corp. (b)                                  25,000        1,468
                                                                        --------
                                                                          4,480
                                                                        --------
Materials & Processing 4.9%
International Paper Co.                                     50,000        2,017
E.I. du Pont de Nemours & Co.                               45,000        1,913
                                                                        --------
                                                                          3,930

Technology 8.3%
IBM Corp.                                                   15,000        1,814
Electronic Data Systems Corp.                               25,000        1,714
Microsoft Corp. (b)                                         25,000        1,657
Intel Corp.                                                 50,000        1,573
                                                                        --------
                                                                          6,758
                                                                        --------
Utilities 2.4%
Duke Energy Corp.                                           50,000        1,963
                                                                        --------
Total Common Stocks                                                      73,308
(Cost $71,450)                                                          --------
                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 5.4%
--------------------------------------------------------------------------------

Echostar Communications
     4.875% due 01/01/2007                                  $ 2,100     $ 1,874
Cendant Corp.
     3.875% due 11/27/2011                                    1,500       1,603
Juniper Networks, Inc.
     4.750% due 03/15/2007                                    1,200         876
                                                                        --------
Total Convertible                                                         4,353
Bonds & Notes                                                           --------
(Cost $4,421)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.8%
--------------------------------------------------------------------------------

Repurchase Agreement 3.8%
State Street Bank
     1.550% due 01/02/2002                                    3,096       3,096
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 3.125% due 11/07/2003
     valued at $3,159.
     Repurchase proceeds are $3,096.)
                                                                        --------
Total Short-Term Instruments                                              3,096
(Cost $3,096)                                                           --------

Total Investments                                                       $80,757
(Cost $78,967)

Other Assets and Liabilities (Net) 0.4%                                     305
                                                                        --------
Net Assets 100.0%                                                       $81,062
                                                                        --------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess of
value over tax cost.                                                    $ 3,862

Aggregate gross unrealized depreciation for
all investments in which there was an excess of
tax cost over value.                                                     (2,072)
                                                                        --------
Unrealized appreciation-net                                             $ 1,790
                                                                        --------

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 73

Schedule of Investments

Growth Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                             Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 98.6%
--------------------------------------------------------------------------------

Capital Goods 5.9%
Tyco International Ltd.                                     750,000    $  44,175
Illinois Tool Works, Inc.                                   350,000       23,702
General Electric Co.                                        500,000       20,040
                                                                       ---------
                                                                          87,917
                                                                       ---------
Communications 2.5%
Nokia Corp. SP - ADR                                      1,500,000       36,795
                                                                       ---------
Consumer Discretionary 17.1%
Wal-Mart Stores, Inc.                                     1,000,000       57,550
Target Corp.                                              1,000,000       41,050
Home Depot, Inc.                                            750,000       38,258
Kohl's Corp. (b)                                            500,000       35,220
AOL Time Warner, Inc. (b)                                 1,000,000       32,100
Nike, Inc. `B'                                              500,000       28,120
Viacom, Inc. `B' (b)                                        500,000       22,075
                                                                       ---------
                                                                         254,373
                                                                       ---------
Consumer Services 2.4%
Comcast Corp. Special `A ` (b)                            1,000,000       36,000
                                                                       ---------
Consumer Staples 8.9%
Philip Morris Cos., Inc.                                  1,000,000       45,850
PepsiCo, Inc.                                               750,000       36,517
Kraft Foods, Inc.                                           750,000       25,523
Coca-Cola Co.                                               500,000       23,575
                                                                       ---------
                                                                         131,465
                                                                       ---------
Financial & Business Services 22.0%
Citigroup, Inc.                                           1,250,000       63,100
American International Group, Inc.                          650,000       51,610
Omnicom Group, Inc.                                         500,000       44,675
First Data Corp.                                            500,000       39,225
Concord EFS, Inc. (b)(d)                                  1,000,000       32,780
Freddie Mac                                                 500,000       32,700
Bank of America Corp.                                       500,000       31,475
Fifth Third Bancorp                                         500,000       30,790
                                                                       ---------
                                                                         326,355
                                                                       ---------
Health Care 18.5%
Johnson & Johnson                                           750,000       44,324
Amgen, Inc. (b)                                             750,000       42,330
Genentech, Inc. (b)                                         750,000       40,687
Baxter International, Inc.                                  750,000       40,223
Pfizer, Inc.                                              1,000,000       39,850
UnitedHealth Group, Inc.                                    500,000       35,385
Cardinal Health, Inc.                                       500,000       32,330
                                                                       ---------
                                                                         275,129
                                                                       ---------
Technology 21.3%
Electronic Data Systems Corp.                               750,000       51,412
Microsoft Corp. (b)                                         750,000       49,703
Intel Corp.                                               1,500,000       47,175
PeopleSoft, Inc. (b)                                      1,000,000       40,200
QUALCOMM, Inc. (b)                                          750,000       37,875
Dell Computer Corp. (b)                                   1,000,000       27,180
Cisco Systems, Inc. (b)                                   1,500,000       27,165
Texas Instruments, Inc.                                     650,000       18,200
Taiwan Semiconductor
     Manufacturing Co. Ltd. SP - ADR (b)(d)               1,000,000       17,170
                                                                       ---------
                                                                         316,080
                                                                       ---------
Total Common Stocks                                                    1,464,114
                                                                       ---------
(Cost $1,264,230)

                                                      Principal
                                                         Amount            Value
                                                         (000s)           (000s)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------
Cabbell Financial Grantor Trust (c)
     7.187% due 12/31/2002                               $ 359       $        18
                                                                       ---------
Total Convertible Bonds & Notes
     (Cost $357)                                                              18
                                                                       ---------


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.7%
--------------------------------------------------------------------------------

Repurchase Agreement 1.7%

State Street Bank

     1.550% due 01/02/2002                              25,114            25,114

     (Dated 12/31/2001. Collateralized by
     Fannie Mae 6.750% due 08/15/2002
     valued at $25,620.
     Repurchase proceeds are $25,116.)

Total Short-Term Instruments                                              25,114
                                                                       ---------
(Cost $25,114)

Total Investments (a) 100.3%                                         $ 1,489,246
(Cost  $1,289,701)

Other Assets and Liabilities (Net) (0.3%)                                (4,657)
                                                                       ---------
Net Assets 100.0%                                                    $ 1,484,589
                                                                       ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   239,677

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (40,132)
                                                                       ---------

Unrealized appreciation-net                                          $   199,545
                                                                       ---------


(b) Non-income producing security.


(c) Security is in default.


(d) Portion of securities on loan with an aggregate market value of $20,164; cash collateral of $20,986 was received with which the Fund purchased securities.

 74 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Select Growth Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                               Shares    (000s)

-------------------------------------------------------------------------------
COMMON STOCKS 96.6%
-------------------------------------------------------------------------------

Communications 6.1%
Nokia Corp. SP - ADR (c)                                        85,000  $ 2,084
                                                                        -------
Consumer Discretionary 15.1%
Wal-Mart Stores, Inc.                                           35,000    2,013
AOL Time Warner, Inc. (b)                                       50,000    1,605
Viacom, Inc. `B' (b)(c)                                         35,000    1,545
                                                                        -------
                                                                          5,163
                                                                        -------
Consumer Services 4.2%
Comcast Corp. Special `A' (b)(c)                                40,000    1,440
                                                                        -------
Financial & Business Services 30.2%
First Data Corp.                                                25,000    1,961
Omnicom Group, Inc.                                             20,000    1,787
Citigroup, Inc.                                                 35,000    1,767
Concord EFS, Inc. (b)                                           50,000    1,639
American International Group, Inc.                              20,000    1,588
Bank of America Corp.                                           25,000    1,574
                                                                        -------
                                                                         10,316
                                                                        -------
Health Care 18.4%
Baxter International, Inc.                                      35,000    1,877
Genentech, Inc. (b)                                             30,000    1,628
Amgen, Inc. (b)                                                 25,000    1,411
Pfizer, Inc.                                                    35,000    1,395
                                                                        -------
                                                                          6,311
                                                                        -------
Technology 22.6%
Electronic Data Systems Corp. (c)                               25,000    1,714
Microsoft Corp. (b)                                             25,000    1,657
Intel Corp.                                                     50,000    1,573
QUALCOMM, Inc. (b)                                              30,000    1,515
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)(c)                                            75,000    1,288
                                                                        -------
                                                                          7,747
                                                                        -------
Total Common Stocks (Cost $34,271)                                       33,061
                                                                        -------


                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.4%
-------------------------------------------------------------------------------

Repurchase Agreement 4.4%
State Street Bank
     1.550% due 01/02/2002                               $ 1,511        $ 1,511
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 3.125% due 11/07/2003
     valued at $1,542. Repurchase
     proceeds are $1,511.)
                                                                        -------
Total Short-Term Instruments                                              1,511
(Cost $1,511)                                                           -------

Total Investments (a) 101.0%                                            $34,572
(Cost $35,782)

Other Assets and Liabilities (Net) (1.0%)                                  (347)
                                                                        -------

Net Assets 100.0%                                                       $34,225
                                                                        -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized
 appreciation (depreciation) of investments based
on cost for federal income tax purposes was
as follows: Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost.                                                 $ 1,509

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (2,719)
                                                                        -------

Unrealized depreciation-net                                             $(1,210)
                                                                        -------

(b) Non-income producing security.


(c) Portion of securities on loan with an aggregate market value of $4,592; cash collateral of $4,832 was received with which the Fund purchased securities.

See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 75

Schedule of Investments

Target Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                            Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 98.0%
--------------------------------------------------------------------------------

Capital Goods 4.8%
SPX Corp.                                                   250,000  $   34,224
Weatherford International, Inc. (b)(c)                      500,000      18,629
Johnson Controls, Inc.                                      200,000      16,149
                                                                     ----------
                                                                         69,002
                                                                     ----------
Communications 1.3%
TMP Worldwide, Inc. (b)(c)                                  250,000      10,725
Radio One, Inc. (b)(c)                                      450,000       8,105
                                                                     ----------
                                                                         18,830
                                                                     ----------
Consumer Discretionary 15.6%
AmerisourceBergen Corp.                                     600,000      38,129
TJX Companies., Inc.                                        500,000      19,929
Abercrombie & Fitch Co. `A' (b)                             750,000      19,897
B.J.'s Wholesale Club, Inc. (b)                             450,000      19,844
Linens `n Things, Inc. (b)                                  750,000      19,124
Harley-Davidson, Inc.                                       350,000      19,008
Best Buy Co., Inc. (b)                                      250,000      18,619
Andrx Group (b)                                             250,000      17,603
CDW Computer Centers, Inc. (b)                              300,000      16,113
Masco Corp.                                                 600,000      14,700
RadioShack Corp.                                            400,000      12,040
Tiffany & Co.                                               300,000       9,441
                                                                     ----------
                                                                        224,447
                                                                     ----------
Consumer Services 5.7%
Royal Caribbean Cruises Ltd. (c)                          1,500,000      24,300
Sabre Holdings Corp. `A' (b)                                450,000      19,058
Cendant Corp. (b)                                           900,000      17,649
Darden Restaurants, Inc.                                    400,000      14,160
Weight Watchers International, Inc. (b)                     194,200       6,568
                                                                     ----------
                                                                         81,735
                                                                     ----------
Energy 2.3%
Diamond Offshore Drilling, Inc. (c)                         600,000      18,240
Nabors Industries, Inc. (b)                                 250,000       8,583
BJ Services Co. (b)                                         200,000       6,490
                                                                     ----------
                                                                         33,313
                                                                     ----------
Financial & Business Services 11.2%
Concord EFS, Inc. (b)                                     1,200,000      39,336
SEI Investments Co.                                         600,000      27,066
ACE Ltd.                                                    600,000      24,090
Everest Re Group Ltd.                                       300,000      21,210
USA Education, Inc.                                         250,000      21,005
Accenture Ltd. `A' (b)                                      500,000      13,460
Willis Group Holdings Ltd. (b)                              346,800       8,167
ARAMARK Corp. `B' (b)                                       245,600       6,607
                                                                     ----------
                                                                        160,941
                                                                     ----------
Health Care 21.0%
Laboratory Corp. of America Holdings (b)                    475,000      38,404
St. Jude Medical, Inc. (b)                                  350,000      27,178
Waters Corp. (b)                                            700,000      27,125
IDEC Pharmaceuticals Corp. (b)(c)                           300,000      20,679
Applera Corp.- Applied Biosystems Group                     500,000      19,635
King Pharmaceuticals, Inc. (b)                              450,001      18,959
Cephalon, Inc. (b)(c)                                       250,000      18,896
Allergan, Inc.                                              250,000      18,763
Invitrogen Corp. (b)                                        300,000      18,579
Wellpoint Health Networks, Inc. (b)(c)                      150,000      17,528
Protein Design Labs, Inc. (b)(c)                            450,000      14,819
Enzon, Inc. (b)(c)                                          250,000      14,070
Biomet, Inc.                                                450,000      13,905
Boston Scientific Corp. (b)                                 500,000      12,060
Biogen, Inc. (b)                                            200,000      11,470
Ivax Corp. (b)                                              500,000      10,070
                                                                     ----------
                                                                        302,140
                                                                     ----------
Materials & Processing 0.6%
Alcan, Inc.                                                 250,000       8,983
                                                                     ----------
Technology 33.6%
The BISYS Group, Inc. (b)                                   500,000      31,995
PeopleSoft, Inc. (b)                                        500,000      20,100
Integrated Device Technology, Inc. (b)                      750,000      19,943
Enterasys Networks, Inc. (b)                              2,250,000      19,913
Agere Systems, Inc. `A' (b)                               3,250,000      18,493
Fairchild Semiconductor International, Inc. `A' (b)         650,000      18,330
Genesis Microchip, Inc. (b)(c)                              275,000      18,183
L-3 Communications Holdings, Inc. (b)(c)                    200,000      18,000
Lexmark International, Inc. (b)                             300,000      17,700
UTStarcom, Inc. (b)(c)                                      600,000      17,100
Amdocs Ltd. (b)(c)                                          500,000      16,985
Nvidia Corp. (b)(c)                                         250,000      16,725
Check Point Software Technologies Ltd. (b)(c)               400,000      15,956
Electronic Arts, Inc. (b)                                   250,000      14,988
Integrated Circuit Systems, Inc. (b)                        650,000      14,684
SunGard Data Systems, Inc. (b)                              500,000      14,465
Lattice Semiconductor Co. (b)(c)                            700,000      14,399
Rational Software Corp. (b)                                 700,000      13,650
Mercury Interactive Corp. (b)                               400,000      13,592
Microchip Technology,Inc. (b)                               350,000      13,559
VeriSign, Inc. (b)                                          350,000      13,314
KLA-Tencor Corp. (b)                                        250,000      12,390
RF Micro Devices, Inc. (b)(c)                               600,000      11,538
Intersil Corp. (b)                                          350,000      11,288
Comverse Technology, Inc. (b)                               500,000      11,185
THQ, Inc. (b)(c)                                            200,000       9,694
Juniper Networks, Inc. (b)(c)                               500,000       9,475
Gentex Corp. (b)                                            350,000       9,356
Marvell Technology Group Ltd. (b)(c)                        250,000       8,955
Novellus Systems, Inc. (b)                                  225,000       8,876
Celestica, Inc. (b)(c)                                      200,000       8,078
Tibco Software, Inc. (b)                                    500,000       7,465
Ulticom, Inc. (b)(c)                                        700,000       7,042
Emulex Corp. (b)                                            100,000       3,951
Lawson Software, Inc. (b)                                   180,000       2,835
                                                                     ----------
                                                                        484,202
                                                                     ----------
Transportation 0.8%
Continental Airlines, Inc. (b)                              450,000      11,795
                                                                     ----------

Utilities 1.1%
Mirant Corp. (b)                                            999,750      16,016
                                                                     ----------
Total Common Stocks                                                   1,411,404
(Cost $1,255,140)                                                    ----------


--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 1.1%
--------------------------------------------------------------------------------
                                                          Principal
                                                             Amount
                                                             (000s)

Technology 1.1%
Juniper Networks, Inc.
     4.750% due 03/15/2007                                 $ 22,000      16,060
                                                                     ----------
Total Convertible Bonds & Notes                                          16,060
                                                                     ----------
(Cost $15,831)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
--------------------------------------------------------------------------------
Repurchase Agreement 1.2%
State Street Bank
     1.550% due 01/02/2002                                   17,206      17,206
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.150% due 08/28/2003 valued at $17,552.
     Repurchase proceeds are $17,207.)
                                                                     ----------
Total Short-Term Instruments                                             17,206
                                                                     ----------
(Cost $17,206)

Total Investments (a) 100.3%                                         $1,444,670
(Cost $1,288,177)

Other Assets and Liabilities (Net) (0.3%)                                (3,842)
                                                                     ----------
Net Assets 100.0%                                                    $1,440,828
                                                                     ----------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  234,058

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (77,565)
                                                                     ----------

Unrealized appreciation-net                                          $  156,493
                                                                     ----------
(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $167,486; cash collateral of $175,664 was received with which the Fund purchased securities.

 76 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments
Opportunity Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                               Shares     (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.7%
--------------------------------------------------------------------------------

Capital Goods 3.3%
BE Aerospace, Inc. (b)(c)                                     645,200  $   5,917
Flowserve Corp. (b)(c)                                        177,800      4,732
Global Power Equipment Group, Inc. (b)(c)                     187,200      2,817
                                                                       ---------
                                                                          13,466
                                                                       ---------

Communications 7.4%
Mediacom Communications Corp. (b)(c)                          398,300      7,273
Insight Communications Co., Inc. (b)                          206,371      4,986
Matrixone, Inc. (b)(c)                                        330,200      4,289
Overture Services, Inc. (b)                                   101,400      3,593
Millicom International Cellular SA (b)(c)                     285,100      3,464
Intrado, Inc (b)(c)                                            96,600      2,589
Radio One, Inc. (b)(c)                                        139,400      2,511
Alamosa Holdings, Inc. (b)(c)                                 137,000      1,634
                                                                       ---------
                                                                          30,339
                                                                       ---------

Consumer Discretionary 15.2%
Genesco, Inc. (b)(c)                                          300,530      6,239
Linens `n Things, Inc. (b)(c)                                 239,705      6,112
RARE Hospitality International, Inc. (b)                      214,000      4,824
Duane Reade, Inc. (b)(c)                                      158,100      4,798
Reebok International Ltd. (b)(c)                              169,184      4,483
Abercrombie & Fitch Co. `A' (b)(c)                            160,900      4,269
Take Two Interactive Software (b)(c)                          250,400      4,049
Midway Games, Inc. (b)(c)                                     244,700      3,673
Furniture Brands International, Inc. (b)(c)                   106,805      3,420
Barnes & Noble, Inc. (b)(c)                                   112,900      3,342
CEC Entertainment, Inc. (b)                                    74,546      3,235
Station Casinos, Inc. (b)                                     272,200      3,046
Oakley, Inc. (b)                                              170,500      2,772
Columbia Sportswear Co. (b)(c)                                 52,400      1,745
Argosy Gaming Co. (b)                                          47,000      1,528
                                                                       ---------
                                                                          57,535
                                                                       ---------

Consumer Services 3.7%
Forrester Research, Inc. (b)(c)                               250,200      5,039
Corinthian Colleges, Inc. (b)                                 121,786      4,980
Macrovision Corp. (b)(c)                                      115,800      4,078
Corporate Executive Board Co. (b)(c)                          103,100      3,784
California Pizza Kitchen, Inc. (b)(c)                          94,000      2,327
                                                                       ---------
                                                                          20,208
                                                                       ---------

Energy 6.9%
Veritas DGC, Inc. (b)(c)                                      388,800      7,193
Chesapeake Energy Corp. (b)(c)                                816,900      5,400
Cooper Cameron Corp. (b)(c)                                   110,200      4,448
XTO Energy, Inc.                                              249,900      4,373
Precision Drilling Corp. (b)(c)                               147,800      3,816
Pioneer Natural Resources Co. (b)                             168,800      3,251
                                                                       ---------
                                                                          28,481
                                                                       ---------


Environmental Services 0.8%
Waste Connections, Inc. (b)(c)                                105,700      3,276
                                                                       ---------
Financial & Business Services 12.7%
Investors Financial Services Corp.                             97,117      6,430
E*Trade Group, Inc. (b)(c)                                    549,900      5,636
Optimal Robotics Corp. (b)(c)                                 140,300      4,974
Metris Companies, Inc.(c)                                     180,800      4,648
FreeMarkets, Inc. (b)(c)                                      167,600      4,017
Cullen/Frost Bankers, Inc.                                    124,500      3,845
Caminus Corp. (b)                                             154,300      3,549
Southwest Bancorp. of Texas, Inc. (b)                         116,659      3,531
Odyssey Re Holdings Corp. (b)                                 190,600      3,374
TelTech Holdings, Inc. (b)                                    233,300      3,343
Arthur J. Gallagher & Co.                                      91,700      3,163
Everest Re Group Ltd.                                          41,700      2,948
Affiliated Managers Group, Inc. (b)(c)                         40,600      2,861
                                                                       ---------
                                                                          52,319
                                                                       ---------

Health Care 14.8%
XOMA Ltd. (b)(c)                                              388,400      3,826
HEALTHSOUTH Corp. (b)                                         254,918      3,778
Health Net, Inc. (b)                                          162,544      3,540
Digene Corp. (b)                                              118,200      3,487
Ilex Oncology, Inc. (b)                                       128,800      3,483
InterMune, Inc (b)(c)                                          70,100      3,453
Pharmaceutical Product Development, Inc. (b)                  102,400      3,309
SangStat Medical Corp. (b)                                    159,287      3,128
Enzon, Inc. (b)(c)                                             53,700      3,022
Cell Therapeutics, Inc. (b)(c)                                124,467      3,005
NBTY, Inc. (b)                                                253,700      2,968
Universal Health Services, Inc. `B' (b)                        60,500      2,588
Therasense, Inc. (b)(c)                                       102,800      2,549
Cubist Pharmaceuticals, Inc. (b)(c)                            67,800      2,438
MedCath Corp. (b)                                             142,400      2,389
SICOR, Inc. (b)(c)                                            151,300      2,372
AMN Healthcare Services, Inc. (b)(c)                           84,200      2,307
Titan Pharmaceuticals, Inc. (b)(c)                            220,400      2,162
Endocare, Inc. (b)(c)                                         113,200      2,030
Isis Pharmaceuticals, Inc. (b)                                 91,300      2,026
Women First HealthCare, Inc. (b)                              188,900      1,887
Discovery Laboratories, Inc. (b)                              381,538      1,412
Discovery Laboratories, Inc. - Warrants (b)                    92,308          0
                                                                       ---------
                                                                          61,159
                                                                       ---------

Materials & Processing 1.9%
Hanover Compressor Co. (b)(c)                                 170,300      4,302
Century Aluminum Co.                                          267,700      3,576
                                                                       ---------
                                                                           7,878
                                                                       ---------

Technology 24.1%
SmartForce Public Ltd. Co. SP - ADR (b)(c)                    317,900      7,868
Getty Images, Inc. (b)(c)                                     257,600      5,920
Fairchild Semiconductor International, Inc. `A' (b)(c)        166,100      4,684
Aeroflex, Inc. (b)                                            243,324      4,606
Netegrity, Inc. (b)(c)                                        222,800      4,313
Concurrent Computer Corp. (b)(c)                              275,900      4,097
Internet Securities Systems, Inc. (b)(c)                      126,200      4,046
Borland Software Corp. (b)(c)                                 253,200      3,965
Microtune, Inc. (b)                                           168,500      3,953
Enterasys Networks, Inc. (b)                                  430,800      3,813
Documentum, Inc. (b)(c)                                       169,900      3,690
GlobespanVirata, Inc. (b)(c)                                  281,928      3,651
THQ, Inc. (b)(c)                                               74,500      3,611
Microchip Technology ,Inc. (b)                                 92,000      3,564
JDA Software Group, Inc. (b)                                  159,400      3,563
Integrated Circuit Systems, Inc. (b)(c)                       140,500      3,174
Aspen Technology, Inc. (b)(c)                                 187,000      3,142
Lattice Semiconductor Co. (b)(c)                              148,000      3,044
Tier Technologies, Inc. `B' (b)                               139,600      3,010
PRI Automation, Inc. (b)                                      147,000      3,006
ASM International NV (b)(c)                                   140,300      2,737
HPL Technologies, Inc. (b)(c)                                 150,000      2,678
Harmonic Lightwaves, Inc. (b)                                 195,900      2,355
ASE Test Ltd. (b)(c)                                          159,000      2,215
Powerwave Technologies, Inc. (b)                              127,800      2,208
Websense, Inc. (b)                                             64,580      2,071
Manhattan Associates, Inc. (b)(c)                              70,400      2,052
Lawson Software, Inc. (b)                                     130,100      2,049
                                                                       ---------
                                                                          99,085
                                                                       ---------

Transportation 5.9%
Frontier Airlines, Inc. (b)(c)                                352,700      5,996
Skywest, Inc.                                                 154,200      3,924
Atlantic Coast Airlines Holdings (b)                          155,200      3,615
EGL, Inc. (b)(c)                                              229,000      3,195
Swift Transportation Co., Inc. (b)                            147,200      3,166
Expeditors International Washington Inc. (c)                   40,200      2,289
Knight Transportation, Inc. (b)                               103,500      1,944
                                                                       ---------
                                                                          24,129
                                                                       ---------
Total Common Stocks                                                      397,875
(Cost $338,002)                                                        ---------

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 77

Opportunity Fund
December 31, 2001 (Unaudited)

                                                           Principal
                                                              Amount      Value
                                                              (000s)     (000s)
-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
-------------------------------------------------------------------------------

Repurchase Agreement 2.9%
State Street Bank
     1.550% due 01/02/2002                                  $ 12,121  $  12,121
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.625% due 05/15/2003 valued at $12,364.
     Repurchase proceeds are $12,122.)
                                                                      ---------
Total Short-Term Instruments                                             12,121
(Cost $12,121)                                                        ---------

Total Investments (a) 99.6%                                           $ 409,996
(Cost $350,123)

Other Assets and Liabilities (Net) 0.4%                                   1,689
                                                                      ---------
Net Assets 100.0%                                                     $ 411,685
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess of
value over tax cost.                                                  $  75,776

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (15,903)
                                                                      ---------
Unrealized appreciation-net                                           $  59,873
                                                                      ---------

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $84,741; cash collateral of $238,228 was received with which the Fund purchased securities.

78 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments
Innovation Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 97.1%
-------------------------------------------------------------------------------

Communications 3.0%
Nokia Corp. SP - ADR                                     1,761,900  $    43,219
Macromedia, Inc. (b)                                       527,400        9,387
Level 3 Communications, Inc. (c)                           747,000        3,735
                                                                    -----------
                                                                         56,341
                                                                    -----------

Consumer Discretionary 0.6%
Gemstar-TV Guide International, Inc. (b)                   402,367       11,146
                                                                    -----------

Consumer Services 1.0%
eBay, Inc. (b)(c)                                          296,200       19,816
                                                                    -----------
Financial & Business Services 0.4%
Doubleclick, Inc. (b)                                      723,600        8,206
                                                                    -----------

Health Care 0.7%
Cephalon, Inc. (b)(c)                                      133,800       10,113
MedImmune, Inc. (b)                                         74,400        3,448
                                                                    -----------
                                                                         13,561
                                                                    -----------

Technology 91.4%
Siebel Systems, Inc. (b)(c)                              2,437,100       68,190
Cisco Systems, Inc. (b)                                  2,873,100       52,032
LSI Logic Corp. (b)                                      3,177,280       50,137
Intel Corp.                                              1,585,700       49,870
Sun Microsystems, Inc. (b)                               3,995,400       49,143
KLA-Tencor Corp. (b)                                       989,600       49,045
Broadcom Corp. `A' (b)                                   1,187,000       48,643
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)(c)                                     2,827,780       48,553
Dell Computer Corp. (b)                                  1,783,700       48,481
Check Point Software Technologies Ltd. (b)(c)            1,164,200       46,440
Juniper Networks, Inc. (b)(c)                            2,402,800       45,533
Teradyne, Inc. (b)                                       1,502,700       45,291
BEA Systems, Inc. (b)                                    2,841,800       43,764
Flextronics International Ltd. (b)(c)                    1,796,500       43,098
i2 Technologies, Inc. (b)                                5,417,600       42,799
Integrated Device Technology, Inc. (b)                   1,543,300       41,036
Applied Materials, Inc. (b)                              1,005,500       40,321
Advanced Micro Devices, Inc. (b)                         2,468,100       39,144
CIENA Corp. (b)                                          2,706,900       38,736
Micron Technology, Inc. (b)                              1,190,300       36,899
Yahoo, Inc. (b)(c)                                       2,040,500       36,198
Xilinx, Inc. (b)                                           835,100       32,611
Sanmina Corp. (b)                                        1,627,354       32,384
Brocade Communications Systems, Inc. (b)(c)                960,500       31,812
Texas Instruments, Inc.                                  1,126,600       31,545
JDS Uniphase Corp. (b)                                   3,491,300       30,479
Veritas Software Corp. (b)                                 651,700       29,216
Rational Software Corp. (b)                              1,430,800       27,901
Maxim Integrated Products, Inc. (b)                        530,900       27,877
Oracle Corp. (b)                                         1,994,700       27,547
Cypress Semiconductor Corp. (b)                          1,261,500       25,142
GlobespanVirata, Inc. (b)(c)                             1,851,325       23,975
Compaq Computer Corp.                                    2,406,500       23,487
Marvell Technology Group Ltd. (b)(c)                       643,400       23,047
QLogic Corp. (b)                                           508,500       22,633
Novellus Systems, Inc. (b)                                 519,700       20,502
Microsoft Corp. (b)                                        303,200       20,092
Extreme Networks, Inc. (b)(c)                            1,514,400       19,536
QUALCOMM, Inc. (b)                                         376,500       19,013
Applied Micro Circuits Corp. (b)                         1,612,200       18,250
RF Micro Devices, Inc. (b)(c)                              925,000       17,788
EMC Corp. (b)                                            1,315,300       17,678
Gateway, Inc. (b)                                        2,139,100       17,198
Openwave Systems, Inc. (b)                               1,750,000       17,133
SanDisk Corp. (b)(c)                                     1,169,600       16,842
National Semiconductor Corp. (b)                           520,500       16,026
Foundry Networks, Inc. (b)(c)                            1,940,500       15,815
Analog Devices, Inc. (b)                                   338,200       15,013
Mercury Interactive Corp. (b)                              420,400       14,285
Peregrine Systems, Inc. (b)(c)                             928,800       13,774
Vignette Corp. (b)                                       2,511,500       13,487
Lam Research Corp.                                         516,100       11,984
Emulex Corp. (b)(c)                                        295,800       11,687
Cree, Inc. (b)(c)                                          343,300       10,114
PMC - Sierra, Inc. (b)(c)                                  456,000        9,695
Corning, Inc. (b)                                        1,035,400        9,236
Vitesse Semiconductor                                      729,800        9,071
Corp. (b)
Atmel Corp. (b)                                          1,202,800        8,865
NetIQ Corp. (b)                                            247,800        8,737
Vishay Intertechnology, Inc. (b)                           440,600        8,592
Lawson Software, Inc. (b)                                  390,600        6,152
Polycom, Inc. (b)                                          147,700        5,081
Micromuse, Inc. (b)(c)                                     268,700        4,031
Altera Corp. (b)                                           165,500        3,512
Interwoven, Inc. (b)                                       334,500        3,258
                                                                    -----------
                                                                      1,735,456
                                                                    -----------
Total Common Stocks (Cost $1,776,420)                                 1,844,526
                                                                    -----------

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.4%
-------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)

Repurchase Agreement 1.4%
State Street Bank
     1.550% due 01/02/2002                              $   27,310       27,310
     (Dated 12/31/2001. Collateralized by Federal Home
     Loan Bank 2.200% due 11/14/2003 valued at $27,860.
     Repurchase proceeds are $27,312.)
                                                                    -----------
Total Short-Term                                                         27,310
                                                                    -----------
Instruments
(Cost $27,310)

Total Investments (a) 98.5%                                         $ 1,871,836
(Cost $1,803,730)

Other Assets and Liabilities (Net) 1.5%                                  27,714
                                                                    -----------

Net Assets 100.0%                                                   $ 1,899,550
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   204,788

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (136,682)
                                                                    -----------

Unrealized appreciation-net                                         $    68,106
                                                                    -----------

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $223,174; cash collateral of $733,261 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 79

Schedule of Investments
Healthcare Innovation Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                               Shares    (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 90.5%
-------------------------------------------------------------------------------

Health Care 89.3%
Cephalon, Inc. (b)                                              2,200  $    166
MedImmune, Inc. (b)                                             3,000       139
Amgen, Inc. (b)                                                 2,400       135
Biogen, Inc. (b)                                                2,300       132
Celgene Corp. (b)                                               3,900       124
Quest Diagnostics, Inc. (b)                                     1,700       122
Protein Design Labs, Inc. (b)                                   3,300       109
King Pharmaceuticals, Inc. (b)                                  2,566       108
Versicor, Inc. (b)                                              5,100       104
Barr Laboratories, Inc. (b)                                     1,300       103
Genentech, Inc. (b)                                             1,800        98
IDEC Pharmaceuticals Corp. (b)                                  1,400        97
Invitrogen Corp. (b)                                            1,500        93
NPS Pharmaceuticals, Inc. (b)                                   2,400        92
Scios, Inc. (b)                                                 3,800        90
Ligand Pharmaceuticals, Inc. (b)                                5,000        90
CV Therapeutics, Inc. (b)                                       1,700        88
Cubist Pharmaceuticals, Inc. (b)                                2,400        86
Baxter International, Inc.                                      1,600        86
HCA, Inc.                                                       2,200        85
Pharmaceutical Product Development, Inc. (b)                    2,500        81
Teva Pharmaceutical Industries Ltd. SP - ADR                    1,300        80
Affymetrix, Inc. (b)                                            2,100        79
Eli Lilly & Co.                                                 1,000        79
Elan Corp. PLC SP - ADR (b)                                     1,700        77
IMS Health, Inc.                                                3,700        72
Express Scripts, Inc. (b)                                       1,500        70
OSI Pharmaceuticals, Inc. (b)                                   1,500        69
LifePoint Hospitals, Inc. (b)                                   2,000        68
Abbott Laboratories                                             1,200        67
Watson Pharmaceuticals, Inc. (b)                                2,000        63
XOMA Ltd. (b)                                                   6,300        62
Medtronic, Inc.                                                 1,200        61
Merck & Co., Inc.                                               1,000        59
Triad Hospitals, Inc. (b)                                       2,000        59
Immunex Corp. (b)                                               2,100        58
Zimmer Holdings, Inc. (b)                                       1,770        54
Endocare, Inc. (b)                                              3,000        53
AstraZeneca PLC                                                 1,100        51
Bristol-Myers Squibb Co.                                        1,000        51
Aviron (b)                                                      1,000        50
Atrix Laboratories, Inc. (b)                                    2,300        47
Wellpoint Health Networks, Inc. (b)                               400        47
Guilford Pharmaceuticals, Inc. (b)                              3,800        46
Enzon, Inc. (b)                                                   800        45
Digene Corp. (b)                                                1,400        41
Neurocrine Biosciences, Inc. (b)                                  800        41
Biovail Corp. (b)                                                 700        39
Tanox, Inc. (b)                                                 2,100        39
Cardinal Health, Inc.                                             500        32
Sepracor, Inc. (b)                                                500        29
ImClone Systems, Inc. (b)                                         600        28
UnitedHealth Group, Inc.                                          300        21
Waters Corp. (b)                                                  100         4
                                                                              -
                                                                       --------
                                                                          3,969
                                                                       --------
Technology 1.2%
Caliper Technologies Corp. (b)                                  3,400        53
                                                                       --------
Total Common Stocks                                                       4,022
                                                                       --------
(Cost $3,653)

                                                            Principal
                                                               Amount     Value
                                                               (000s)    (000s)
-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 13.7%
-------------------------------------------------------------------------------

Repurchase Agreement 13.7%
State Street Bank
     1.550% due 01/02/2002                                  $     608  $    608
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 5.520% due 02/27/2004 valued at $625.
     Repurchase proceeds are $608.)
                                                                       --------
Total Short-Term Instruments                                                608
(Cost $608)                                                            --------

Total Investments (a) 104.2%                                           $  4,630
(Cost $4,261)

Other Assets and Liabilities (Net)(4.2%)                                   (187)
                                                                       --------

Net Assets 100.0%                                                      $  4,443
                                                                       --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess of
value over tax cost.                                                   $    468

Aggregate gross unrealized depreciation for
all investments in which there was an excess of
tax cost over value.                                                        (99)
                                                                       --------
Unrealized appreciation-net                                            $    369
                                                                       --------

(b) Non-income producing security.

80 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments
Global Innovation Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 94.5%
-------------------------------------------------------------------------------

Capital Goods 1.9%
Brooks Automation, Inc. (b)                                 88,781    $   3,611
                                                                      ---------
Communications 6.9%
SK Telecom Co. Ltd. SP - ADR                               240,500        5,199
Nokia Corp. SP - ADR                                       155,900        3,824
Telefonaktiebolaget LM Ericsson SP - ADR                   384,100        2,005
Alcatel Alsthom SP - ADR                                   111,800        1,850
NTT DoCoMo, Inc.                                                 8           94
----------------                                                      ---------
                                                                         12,972
                                                                      ---------
Consumer Discretionary 1.7%
Gemstar-TV Guide International, Inc. (b)                   115,800        3,208
                                                                      ---------
Financial & Business Services 1.7%
Accenture Ltd. `A' (b)                                     118,300        3,185
                                                                      ---------
Health Care 4.1%
Amgen, Inc. (b)                                             53,100        2,997
Cephalon, Inc. (b)                                          16,200        1,224
Protein Design Labs, Inc. (b)                               31,200        1,027
MedImmune, Inc. (b)                                         21,100          978
IDEC Pharmaceuticals Corp. (b)                              11,500          793
Celgene Corp. (b)                                           21,800          696
                                                                      ---------
                                                                          7,715
                                                                      ---------

Materials & Processing 0.2%
Applied Films Corp. (b)                                      8,880          278
                                                                      ---------
Technology 78.0%
Marvell Technology Group Ltd. (b)                          159,500        5,713
Photon Dynamics, Inc. (b)                                  123,709        5,647
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)                                          318,800        5,474
NetIQ Corp. (b)                                            146,500        5,166
Genesis Microchip, Inc. (b)                                 75,900        5,019
Intersil Corp. (b)                                         151,100        4,873
KLA-Tencor Corp. (b)                                        97,700        4,842
Check Point Software Technologies Ltd. (b)                 110,300        4,400
ASML Holding N.V. (b)                                      257,700        4,394
Rudolph Technologies, Inc. (b)                             127,800        4,386
Applied Materials, Inc. (b)                                107,100        4,295
Samsung Electronics Co. Ltd.                                18,600        3,966
Novellus Systems, Inc. (b)                                 100,300        3,957
Integrated Device Technology, Inc. (b)                     144,820        3,851
Cisco Systems, Inc. (b)                                    206,000        3,731
Siebel Systems, Inc. (b)                                   132,400        3,705
GlobespanVirata, Inc. (b)                                  272,400        3,528
J.D. Edwards & Co. (b)                                     208,200        3,424
Xilinx, Inc. (b)                                            85,200        3,327
Veritas Software Corp. (b)                                  73,500        3,295
Brocade Communications Systems, Inc. (b)                    97,500        3,229
BEA Systems, Inc. (b)                                      205,300        3,162
Mercury Interactive Corp. (b)                               90,600        3,079
Amkor Technology, Inc. (b)                                 191,000        3,062
Rational Software Corp. (b)                                153,294        2,989
Intel Corp.                                                 93,300        2,934
Juniper Networks, Inc. (b)                                 150,900        2,860
Seachange International, Inc. (b)                           80,600        2,750
Texas Instruments, Inc.                                     97,900        2,741
Teradyne, Inc. (b)                                          84,700        2,553
CIENA Corp. (b)                                            175,000        2,504
Network Appliance, Inc. (b)                                114,400        2,502
Nvidia Corp. (b)                                            36,600        2,449
Broadcom Corp. `A' (b)                                      56,300        2,307
Agere Systems, Inc. `A' (b)                                389,900        2,219
National Semiconductor Corp. (b)                            70,600        2,174
EMC Corp. (b)                                              153,400        2,062
Powerwave Technologies, Inc. (b)                           111,700        1,930
Polycom, Inc. (b)                                           53,500        1,840
JDS Uniphase Corp. (b)                                     207,800        1,814
Openwave Systems, Inc. (b)                                 147,200        1,441
Western Digital Corp.                                      219,400        1,376
Micromuse, Inc. (b)                                         90,800        1,362
Maxtor Corp.                                               199,600        1,265
Analog Devices, Inc. (b)                                    25,500        1,132
Emulex Corp. (b)                                            18,400          726
QUALCOMM, Inc. (b)                                          11,400          576
STMicroelectronics NV                                       11,000          347
Pixelworks, Inc. (b)                                        12,100          194
                                                                      ---------
                                                                        146,572
                                                                      ---------
Total Common Stocks                                                     177,541
(Cost $170,164)                                                       ---------


                                                         Principal
                                                            Amount
                                                            (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 10.4%
--------------------------------------------------------------------------------

Repurchase Agreement 10.4%
State Street Bank
     1.550% due 01/02/2002                                $ 19,531       19,531
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.250% due 09/10/2003 valued at $19,926.
     Repurchase proceeds are $19,533.)
                                                                      ---------
Total Short-Term Instruments                                             19,531
(Cost $19,531)                                                        ---------

Total Investments (a) 104.9%                                          $ 197,072
(Cost $189,695)
Other Assets and Liabilities (Net)(4.9%)                                 (9,194)
                                                                      ---------

Net Assets 100.0%                                                     $ 187,878
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                  $  19,277

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (11,901)
                                                                      ---------
Unrealized appreciation-net                                           $   7,376
                                                                      ---------

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 81

Schedule of Investments

Select International Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                              Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 104.8%
--------------------------------------------------------------------------------

Australia 2.3%
National Australia Bank Ltd.                                  46,072     $  751
Sons of Gwalia Ltd. `A'                                      100,000        383
Foster's Group Ltd.                                          150,000        373
Australia & New Zealand Bank                                  35,477        323
                                                                         ------
                                                                          1,830
                                                                         -------
Belgium 1.1%
Fortis                                                        34,367        890
Brazil 0.0%
Bradespar SA                                               7,276,037          2
Tele Norte Leste Participacoes SA                            132,666          2
Telesp Celular (b)                                                76          0
                                                                         ------
                                                                              4
                                                                         ------
China 3.2%
Hutchison Whampoa Ltd.                                        50,000        484
China Mobile (Hong Kong) Ltd. (b)                            123,000        433
Sun Hung Kai Properties                                       49,000        396
MTR Corp., Ltd.                                              280,000        366
PetroChina Co. Ltd. `H'                                    1,968,000        348
Kerry Properties                                             214,000        209
Qingling Motors Co. `H'                                    1,000,000        149
Swire Pacific                                                 24,500        134
                                                                         ------
                                                                          2,519
                                                                         ------
Denmark 0.7%
Danske Bank                                                   31,744        509
                                                                         ------
Finland 2.7%
Nokia Corp.                                                   69,680      1,796
UPM-Kymmene Oyj                                                7,000        232
OKO Bank                                                       6,964         87
                                                                         ------
                                                                          2,115
                                                                         ------
France 11.4%
BNP Paribas SA                                                14,504      1,298
Aventis SA                                                    15,877      1,127
Vivendi Universal SA                                          16,336        894
Axa                                                           38,631        807
TotalFinaElf SA                                                5,542        791
Vivendi Environnement                                         18,443        615
Alcatel Telecommunications SA                                 33,574        574
Lafarge SA                                                     5,163        482
PSA Peugeot Citroen                                           11,078        471
Altran Technologies                                            8,000        361
Schneider Electric SA                                          7,495        360
Atos Origin SA (b)                                             5,228        342
Pinault-Printemps-Redoute SA                                   2,477        319
Castorama Dubois Investissement SA                             5,200        268
Carrefour SA                                                   4,800        250
Vivendi Environnement - Warrant (b)                           18,443          8
STMicroelectronics NV                                             90          3
                                                                         ------
                                                                          8,970
                                                                         ------
Germany 8.3%
E On AG                                                       21,740      1,126
Siemens AG (b)                                                15,878      1,051
SAP AG                                                         6,205        808
RWE AG                                                        19,800        744
Bayerische Motoren Werke AG (b)                               19,320        673
Schering AG                                                   10,010        531
AMB Aachener & Muenchener Beteiligungs AG                      5,036        528
Bayer AG                                                      15,100        481
Deutsche Telekom AG                                           27,436        471
BASF AG                                                        2,704        100
Depfa Pfandbriefbank                                             792         45
                                                                         ------
                                                                          6,558
                                                                         ------
India 0.6%
Wheellock & Co.                                              532,000        458
                                                                         ------
Ireland 1.4%
CRH PLC                                                       29,137        514
Bank of Ireland                                               36,280        337
Elan Corp. PLC SP - ADR (b)                                    4,520        204
Irish Life & Permanent PLC                                     7,841         80
                                                                         ------
                                                                          1,135
                                                                         ------
Italy 4.6%
ENI SpA                                                       64,869        813
Telecom Italia Mobile SpA                                    143,428        801
Assicuazioni Generali                                         23,535        654
Telecom Italia SpA                                            58,759        502
Telecom Italia SpA - RNC                                      71,600        382
Credito Italiano                                              88,900        357
Benetton Group SpA                                             7,850         89
Beni Stabili SpA                                              20,757         10
Seat Pagine Gialle SpA                                         2,534          2
Olivetti SpA                                                   2,020          0
                                                                         ------
                                                                          3,610
                                                                         ------
Japan 18.7%
Toyota Motor Corp.                                            61,400      1,556
Canon, Inc.                                                   22,000        757
Nomura Securities Co. Ltd.                                    52,000        667
Sharp Corp.                                                   51,000        597
Sony Corp.                                                    12,400        567
Honda Motor Co. Ltd.                                          14,000        559
Tokyo Electric Power                                          26,100        556
DAI Nippon Printing Co. Ltd.                                  48,000        480
Daikin Industries, Ltd.                                       28,000        439
Matsushita Electric Industrial Co. Ltd.                       34,000        437
Secom                                                          8,500        427
NTT DoCoMo, Inc.                                                  36        423
Takeda Chemical Industries                                     9,000        407
Keyence Corp.                                                  2,300        383
Shiseido Co. Ltd.                                             40,000        370
Fanuc                                                          8,600        366
Katokichi Co.                                                 22,400        357
Olympus Optical Co. Ltd.                                      24,000        345
Mitsubishi Tokyo                                                  51        343
Tokio Marine & Fire Insurance Co.                             46,000        336
NEC Corp.                                                     30,000        306
Tokyo Gas Co.                                                110,000        295
Asahi Soft Drinks Co., Ltd.                                   64,000        293
Konica Corp.                                                  48,000        282
Asahi Breweries                                               31,000        279
Nippon Telegraph & Telephone Corp.                                80        261
Eisai Co. Ltd.                                                10,000        249
Terumo Corp.                                                  18,700        242
JGC Corp.                                                     28,000        207
Sankyo Co. Ltd.                                               12,000        206
Daiichi Pharmaceutical Co., Ltd.                              10,000        195
Mitsui Sumitomo Insurance Co., Ltd.                           41,000        192
Chugai Pharmaceutical Co.                                     16,000        186
Murata Manufacturing Co.                                       3,100        186
Fuji Photo Film Co.                                            5,000        179
Uni-Charm Corp.                                                8,000        167
ACOM Co. Ltd.                                                  2,100        153
Skylark Co., Ltd.                                              9,000        151
Sumitomo Bank Ltd.                                            28,000        119
Shin-Etsu Chemical Co. Ltd.                                    2,000         72
Yamato Transport                                               3,000         57
Ricoh Co.                                                      3,000         56
Toshiba Corp.                                                 12,000         41
                                                                         ------
                                                                         14,746
                                                                         ------
Netherlands 7.6%
ING Groep NV                                                  40,745      1,039
Koninklijke Ahold NV                                          33,961        988
Royal Dutch Petroleum Co.                                     18,400        932
Philips Electronics NV                                        29,068        864
Unilever NV                                                   13,160        771
TNT Post Group NV (b)                                         30,874        668
Wolters Kluwer NV                                             18,000        410
Heineken NV                                                    7,500        284
STMicroelectronics NV                                          1,486         47
                                                                         ------
                                                                          6,003
                                                                         ------
New Zealand 0.9%
Fisher & Paykel Industries Ltd.                               63,360        452
Fisher & Paykel Healthcare Corp. (b)                          10,000        282
                                                                         ------
                                                                            734
                                                                         ------
Norway 0.5%
Norske Skogsindust                                            22,000        413
                                                                         ------

82 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                         Value
                                                                Shares   (000s)

Poland 1.2%
Telekomunikacja Polska SA SP - GDR                               80,760 $   283
Polski Koncern Naftowy SP - GDR (b)                              26,803     257
Bank Pekao SA SP - ADR (b)                                        4,572      92
Bank Polska Kasa Opieki SA (b)                                    4,080      82
Prokom Software SA                                                2,510      67
BRE Bank SA                                                       1,780      53
Powsechny Bank                                                    1,680      48
Agora SA (b)                                                      2,300      30
Elektrim Spolka Akcyjna SA (b)                                    8,810      20
                                                                        -------
                                                                            932
                                                                        -------
Portugal 0.5%
Brisa Auto Estradas de Portugal SA                               76,000     322
Portugal Telecom SA                                              13,490     105
                                                                        -------
                                                                            427
                                                                        -------
Singapore 2.0%
Singapore Press Holdings Ltd.                                    28,100     332
United Overseas Bank Ltd.                                        40,960     282
Singapore Telecommunications                                    224,000     214
Singapore Airlines Ltd.                                          32,000     191
DBS Group Holdings Ltd.                                          21,000     157
Overseas-Chinese Banking Corp.                                   19,000     113
Singapore Tech Engineering Ltd.                                  86,000     109
City Developments Ltd.                                           24,000      79
Capitaland Ltd. (b)                                              64,000      65
Singapore Telecommunications Ltd. (b)                            47,054      44
                                                                        -------
                                                                          1,586
                                                                        -------
South Korea 2.6%
Kookmin Bank (b)                                                 17,505     666
Samsung Electronics Co. Ltd.                                      2,900     618
Hyundai Motor Co. Ltd.                                            8,000     164
SK Telecom Co. Ltd.                                                 600     123
Pohang Iron & Steel Co. SP - ADR                                  5,000     115
Samsung Display Devices Co.                                       2,000      89
Korea Telecom Corp.                                               2,000      76
Samsung Electro Mechanics Co., Ltd.                               2,000      67
LG Chemical Ltd.                                                  3,300      55
Samsung Heavy Industries (b)                                     14,000      40
LG Household Ltd. (b)                                               800      18
LG Chemical Investment Ltd.                                         900       6
Korea Electric Power Corp. SP - ADR                                  75       1
                                                                        -------
                                                                          2,038
                                                                        -------
Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA                               44,139     546
Grupo Empresarial Ence SA                                        18,379     233
Bankinter SA                                                      7,769     227
Telefonica SA                                                     3,064      41
                                                                        -------
                                                                          1,047
                                                                        -------
Sweden 0.8%
Nordea                                                          113,695     604
                                                                        -------
Switzerland 7.2%
Nestle SA                                                         6,850   1,461
UBS AG (b)                                                       28,599   1,444
Novartis AG                                                      36,721   1,328
Swiss Reinsurance (b)                                             4,800     483
Holcim Ltd. `B' (b)                                               2,000     431
Swisscom AG                                                       1,428     396
Schindler Holding AG                                                 62      89
ABB Ltd. (b)                                                      3,052      29
Syngenta AG - ADR (b)                                               351       4
                                                                        -------
                                                                          5,665
                                                                        -------
Taiwan 0.6%
Asia Cement Corp. SP - GDR                                       41,681    126
China Steel Corp. SP - GDR                                       15,962     126
Evergreen Marine Corp. SP - GDR (b)                              34,502     124
Winbond Electronics Corp. (b)                                    10,199      76
Advanced Semiconductor Engineering, Inc. SP - ADR (b)             3,217      14
Standard Foods Taiwan Ltd. SP - GDR (b)                           4,477       5
Asustek Computer, Inc. SP - GDR                                     400       2
                                                                        -------
                                                                            473
                                                                        -------

Turkey 0.4%
Yapi ve Kredi Bankasi AS (b)                                 65,202,501     199
Migros Turk TAS                                                 766,700      66
Vestel Elektronik Sanayi ve Ticaret AS (b)                   24,360,000      62
Koc Holding AS                                                       56       0
                                                                        -------
                                                                            327
                                                                        -------
United Kingdom 24.2%
BP Amoco PLC                                                    213,236   1,655
GlaxoSmithKline PLC                                              65,165   1,632
Vodafone Group PLC                                              559,114   1,461
Shell Transport & Trading Co.                                   163,465   1,122
Billiton PLC                                                    176,009     893
Lloyds TSB Group PLC                                             82,240     892
Tesco PLC                                                       231,023     836
CGNU PLC                                                         59,933     736
HSBC Holdings PLC                                                62,552     733
Diageo PLC                                                       56,800     648
Barclays PLC                                                     18,100     599
Rio Tinto PLC                                                    31,000     593
Dixons Group PLC                                                168,284     575
AstraZeneca PLC                                                  12,377     557
Cable & Wireless PLC                                            113,611     546
Abbey National PLC                                               36,300     517
BAE Systems PLC                                                 105,900     476
Prudential PLC                                                   40,498     469
HSBC Holdings PLC HK REG                                         34,000     398
Royal Bank of Scotland Group PLC                                 16,000     389
Wolseley PLC                                                     45,700     382
Compass Group PLC                                                50,000     374
BT Group PLC                                                     96,203     354
Legal & General Group PLC                                       148,900     344
Pearson PLC                                                      28,000     322
British American Tobacco PLC                                     35,800     303
Hays PLC                                                         97,094     294
Anglo American PLC                                               15,000     227
British Sky Broadcasting PLC (b)                                 16,400     180
Cadbury Schweppes PLC                                            23,000     146
Sage Group PLC                                                   40,800     136
MM02 PLC (b)                                                     96,203     121
Reuters Group PLC                                                11,220     111
AstraZeneca PLC SP - ADR                                          1,426      66
                                                                        -------
                                                                         19,087

Total Common Stocks                                                      82,680
                                                                        -------
(Cost $92,318)
Total Investments (a) 104.8%                                            $82,680
(Cost $92,318)
Other Assets and Liabilities (Net) (4.8%)                                (3,765)
                                                                        -------


Net Assets 100.0%                                                       $78,915
                                                                        -------

Notes to Schedule of Investments
(amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                       $ 3,216

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                       (12,854)
                                                                        -------

Unrealized depreciation-net                                             $(9,638)
                                                                        -------
(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 83

Schedule of Investments

Mega-Cap Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                                 Shares   (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 98.7%
--------------------------------------------------------------------------------

Capital Goods 6.4%
General Electric Co.                                              2,400  $   95
Tyco International Ltd.                                           1,000      59
                                                                         ------
                                                                            154
                                                                         ------
Consumer Discretionary 12.2%
Bed, Bath & Beyond, Inc. (b)                                      1,700      58
Home Depot, Inc.                                                  1,100      56
Best Buy Co., Inc. (b)                                              700      52
Nike, Inc. `B'                                                      900      51
Kohl's Corp. (b)                                                    600      42
TJX Cos., Inc.                                                      900      36
                                                                         ------
                                                                            295
                                                                         ------
Consumer Services 2.7%
Cendant Corp. (b)                                                 3,300      65
                                                                         ------
Consumer Staples 6.7%
SYSCO Corp.                                                       1,900      50
Anheuser-Busch Cos., Inc.                                         1,100      50
PepsiCo, Inc.                                                       900      44
Philip Morris Cos., Inc.                                            400      18
                                                                         ------
                                                                            162
                                                                         ------
Financial & Business Services 10.8%
Citigroup, Inc.                                                   1,000      50
USA Education, Inc.                                                 600      50
Capital One Financial Corp.                                         900      49
American International Group, Inc.                                  600      48
Freddie Mac                                                         600      39
Concord EFS, Inc. (b)                                               800      26
                                                                         ------
                                                                            262
                                                                         ------
Health Care 29.0%
Pfizer, Inc.                                                      1,700      68
King Pharmaceuticals, Inc. (b)                                    1,333      56
MedImmune, Inc. (b)                                               1,200      56
American Home Products Corp.                                        900      55
Johnson & Johnson                                                   876      52
Laboratory Corp. of America Holdings (b)                            600      49
Cardinal Health, Inc.                                               750      48
Wellpoint Health Networks, Inc. (b)                                 400      47
Stryker Corp.                                                       800      47
St. Jude Medical, Inc. (b)                                          600      47
HCA, Inc.                                                         1,200      46
Allergan, Inc.                                                      600      45
Genentech, Inc. (b)                                                 800      43
Waters Corp. (b)                                                    600      23
IDEC Pharmaceuticals Corp. (b)                                      300      21
                                                                         ------
                                                                            703
                                                                         ------
Technology 30.9%
Microsoft Corp. (b)                                               1,300      86
PeopleSoft, Inc. (b)                                              1,800      72
Electronic Data Systems Corp.                                       900      62
IBM Corp.                                                           500      60
Veritas Software Corp. (b)                                        1,300      58
Cisco Systems, Inc. (b)                                           3,000      54
Nvidia Corp. (b)                                                    800      54
Sun Microsystems, Inc. (b)                                        3,900      48
Electronic Arts, Inc. (b)                                           800      48
Citrix Systems, Inc. (b)                                          2,100      48
Micron Technology, Inc. (b)                                       1,500      47
Brocade Communications Systems, Inc. (b)                          1,400      46
VeriSign, Inc. (b)                                                1,100      42
Applied Materials, Inc. (b)                                         600      24
                                                                         ------
                                                                            749
                                                                         ------
Total Common Stocks                                                       2,390
                                                                         -------
(Cost $2,281)
                                                              Principal
                                                                 Amount   Value
                                                                 (000s)   (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.8%
--------------------------------------------------------------------------------

Repurchase Agreement 3.8%
State Street Bank

     1.550% due 01/02/2002                                       $   92  $   92
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 5.520% due 02/27/2004 valued at $97.
     Repurchase proceeds are $92.)
                                                                         ------
Total Short-Term Instruments                                                 92
                                                                         -------
(Cost $92)

Total Investments (a) 102.5%                                             $2,482
(Cost $2,373)

Other Assets and Liabilities (Net) (2.5%)                                   (61)
                                                                         ------
Net Assets 100.0%                                                        $2,421
                                                                         ------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                           $  221

Aggregate gross unrealized depreciation for all
investments in which there was an excess
of tax cost over value.                                                    (112)
                                                                         ------
Unrealized appreciation-net                                              $  109
                                                                         ------
(b) Non-income producing security.

84 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Capital Appreciation Fund
December 31, 2001 (Unaudited)

                                                                         Value
                                                              Shares     (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 94.9%
--------------------------------------------------------------------------------

Aerospace 2.0%
Lockheed Martin Corp.                                        160,700  $   7,500
General Dynamics Corp.                                        81,600      6,499
                                                                      ---------
                                                                         13,999
                                                                      ---------
Capital Goods 4.4%
General Electric Co.                                         564,600     22,629
Tyco International Ltd.                                      142,200      8,376
                                                                      ---------
                                                                         31,005
                                                                      ---------
Consumer Discretionary 12.2%
Home Depot, Inc.                                             194,400      9,915
Target Corp.                                                 232,300      9,536
Family Dollar Stores, Inc.                                   297,900      8,931
Andrx Group (b)                                              124,000      8,731
Nike, Inc. 'B'                                               137,200      7,716
Best Buy Co., Inc. (b)                                       103,300      7,694
Harley-Davidson, Inc.                                        136,300      7,402
J.C. Penney Co., Inc.                                        218,600      5,880
Kohl's Corp. (b)                                              81,300      5,727
AutoZone, Inc. (b)                                            73,500      5,277
Office Depot, Inc. (b)                                       267,300      4,956
TJX Cos., Inc.                                                94,800      3,779
Mattel, Inc.                                                  65,900      1,133
                                                                      ---------
                                                                         86,677
                                                                      ---------
Consumer Services 3.7%
Cendant Corp. (b)                                            577,500     11,324
Darden Restaurants, Inc.                                     223,900      7,926
Tricon Global Restaurants, Inc. (b)                          132,900      6,539
                                                                      ---------
                                                                         25,789
                                                                      ---------
Consumer Staples 7.4%
PepsiCo, Inc.                                                206,200     10,040
SYSCO Corp.                                                  340,700      8,933
Anheuser-Busch Cos., Inc.                                    183,900      8,314
Philip Morris Cos., Inc.                                     174,800      8,015
General Mills, Inc.                                          144,000      7,489
Procter & Gamble Co.                                          87,200      6,900
Albertson's, Inc.                                             89,200      2,809
                                                                      ---------
                                                                         52,500
                                                                      ---------
Energy 0.5%
Exxon Mobil Corp.                                             93,200      3,663
                                                                      ---------
Environmental Services 1.2%
Waste Management, Inc.                                       270,500      8,632
                                                                      ---------
Financial & Business Services 24.4%
Citigroup, Inc.                                              335,895     16,955
American International Group, Inc.                           183,260     14,551
Bank of America Corp.                                        146,900      9,247
H&R Block, Inc.                                              187,000      8,359
Vornado Realty Trust                                         197,800      8,228
Equity Office Properties Trust                               259,600      7,809
Fifth Third Bancorp                                          126,100      7,765
USA Education, Inc.                                           90,500      7,604
Capital One Financial Corp.                                  136,300      7,353
Hartford Financial Services Group, Inc.                      116,600      7,326
St. Paul Companies, Inc.                                     165,800      7,290
Fannie Mae                                                    91,000      7,235
BB&T Corp.                                                   199,700      7,211
Freddie Mac                                                  110,000      7,194
KeyCorp                                                      290,900      7,081
Washington Mutual, Inc.                                      208,950      6,833
XL Capital Ltd. 'A'                                           74,200      6,779
Lehman Brothers Holdings, Inc.                                92,700      6,192
Aon Corp.                                                    171,700      6,099
Wells Fargo & Co.                                            131,300      5,705
J.P. Morgan Chase & Co.                                      148,900      5,413
Wachovia Corp.                                               115,100      3,610
Charter One Financial, Inc.                                   20,235        549
                                                                      ---------
                                                                        172,388
                                                                      ---------
Health Care 19.6%
Johnson & Johnson                                            189,008     11,170
Pfizer, Inc.                                                 275,300     10,971
Laboratory Corp. of America Holdings (b)                     126,700     10,244
Medtronic, Inc.                                              178,900      9,161
Barr Laboratories, Inc. (b)                                  106,500      8,452
McKesson Corp.                                               225,400      8,430
HCA, Inc.                                                    215,400      8,302
American Home Products Corp.                                 134,400      8,247
King Pharmaceuticals, Inc. (b)                               186,966      7,877
Baxter International, Inc.                                   145,600      7,809
Wellpoint Health Networks, Inc. (b)                           66,100      7,724
Cardinal Health, Inc.                                        117,900      7,623
Allergan, Inc.                                                98,100      7,362
Amgen, Inc. (b)                                              121,600      6,863
Tenet Healthcare Corp. (b)                                   115,600      6,788
Genentech, Inc. (b)                                          123,000      6,673
HEALTHSOUTH Corp. (b)                                        361,000      5,350
                                                                      ---------
                                                                        139,046
                                                                      ---------
Technology 16.3%
Microsoft Corp. (b)                                          354,000     23,460
IBM Corp.                                                    103,800     12,556
Cisco Systems, Inc. (b)                                      496,400      8,990
VERITAS Software Corp. (b)                                   187,425      8,402
Electronic Data Systems Corp.                                121,000      8,295
Computer Associates International, Inc.                      234,600      8,091
Affiliated Computer Services, Inc. 'A' (b)                    74,600      7,917
Agilent Technologies, Inc. (b)                               249,400      7,110
Intuit, Inc. (b)                                             165,700      7,085
Micron Technology, Inc. (b)                                  225,400      6,987
VeriSign, Inc. (b)                                           172,300      6,554
Electronic Arts, Inc. (b)                                     86,000      5,156
Oracle Corp. (b)                                             353,260      4,879
                                                                      ---------
                                                                        115,482
                                                                      ---------
Utilities 3.2%
Duke Energy Corp.                                            219,500      8,618
Dominion Resources, Inc.                                     119,700      7,194
American Electric Power Co., Inc.                            162,500      7,074
                                                                      ---------
                                                                         22,886
                                                                      ---------
Total Common Stocks                                                     672,067
                                                                      ---------
(Cost $638,037)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.3%
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)

Repurchase Agreement 6.3%
State Street Bank

     1.550% due 01/02/2002                                  $ 44,672     44,672
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 0.000% due 02/15/2002 valued
     at $45,568. Repurchase proceeds are $44,676.)
                                                                      ---------
Total Short-Term Instruments                                             44,672
                                                                      ---------
(Cost $44,672)

Total Investments (a) 101.2%                                          $ 716,739
(Cost $682,709)

Other Assets and Liabilities (Net) (1.2%)                                (8,545)
                                                                      ---------

Net Assets 100.0%                                                     $ 708,194
                                                                      ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.
                                                                      $  51,357
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (17,327)
                                                                      ---------
Unrealized appreciation-net                                           $  34,030
                                                                      ---------

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 85

Schedule of Investments

Mid-Cap Fund
December 31, 2001 (Unaudited)

                                                                         Value
                                                              Shares     (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 94.3%
--------------------------------------------------------------------------------

Building 1.2%
Lennar Corp.                                                 245,583  $  11,498
                                                                      ---------
Capital Goods 1.3%
SPX Corp.                                                     89,300     12,225
                                                                      ---------
Consumer Discretionary 12.9%
Williams-Sonoma, Inc. (b)                                    333,200     14,294
Mohawk Industries, Inc. (b)                                  239,750     13,157
Andrx Group (b)                                              168,895     11,892
Bed, Bath & Beyond, Inc. (b)                                 345,900     11,726
Nike, Inc. `B'                                               190,300     10,701
Best Buy Co., Inc. (b)                                       130,300      9,705
Constellation Brands, Inc. `A' (b)                           225,000      9,641
Foot Locker, Inc.                                            604,241      9,456
Family Dollar Stores, Inc.                                   308,200      9,240
Blockbuster, Inc. `A'                                        365,700      9,216
AutoZone, Inc. (b)                                           101,100      7,259
Office Depot, Inc. (b)                                       363,138      6,733
Mattel, Inc.                                                  91,341      1,571
                                                                      ---------
                                                                        124,591
                                                                      ---------
Consumer Services 2.7%
Darden Restaurants, Inc.                                     420,400     14,882
Tricon Global Restaurants, Inc. (b)                          220,700     10,858
                                                                      ---------
                                                                         25,740
                                                                      ---------
Consumer Staples 4.2%
McCormick & Co.                                              340,500     14,291
Pactiv Corp.                                                 754,210     13,387
Flowers Foods, Inc. (b)                                      317,400     12,671
                                                                      ---------
                                                                         40,349
                                                                      ---------
Energy 3.7%
Murphy Oil Corp.                                             124,300     10,446
Ocean Energy, Inc.                                           510,421      9,800
Noble Drilling Corp. (b)                                     284,300      9,677
Arch Coal, Inc.                                              258,267      5,863
                                                                      ---------
                                                                         35,786
                                                                      ---------
Financial & Business Services 27.4%
AmeriCredit Corp. (b)                                        495,900     15,646
North Fork Bancorporation, Inc.                              412,400     13,192
Federated Investors, Inc. 'B'                                404,200     12,886
Kimco Realty Corp.                                           391,458     12,797
Metris Companies, Inc.                                       493,977     12,700
Ambac Financial Group, Inc.                                  216,500     12,527
Vornado Realty Trust                                         294,700     12,260
CarrAmerica Realty Corp.                                     391,688     11,790
General Growth Properties, Inc.                              303,000     11,755
USA Education, Inc.                                          130,800     10,990
H&R Block, Inc.                                              245,400     10,969
Hibernia Corp.                                               607,900     10,815
HCC Insurance Holdings, Inc.                                 389,778     10,738
St. Paul Companies, Inc.                                     238,700     10,496
Hudson City Bancorp, Inc.                                    382,800     10,087
Ace Ltd.                                                     245,000      9,837
Old Republic International Corp.                             349,400      9,787
TCF Financial Corp.                                          202,168      9,700
Arthur J. Gallagher & Co.                                    276,100      9,523
SouthTrust Corp.                                             384,700      9,491
Associates Corp. of North America                            267,300      9,433
Zions Bancorporation                                         179,400      9,433
Webster Financial Corp.                                      269,849      8,508
Dime Bancorp, Inc.                                           220,859      7,969
Charter One Financial, Inc.                                   32,475        882
                                                                      ---------
                                                                        264,211
                                                                      ---------
Health Care 19.8%
King Pharmaceuticals, Inc. (b)                               366,366     15,435
Laboratory Corp. of America Holdings (b)                     164,075     13,265
Cephalon, Inc. (b)                                           169,900     12,842
Lincare Holdings, Inc. (b)                                   431,300     12,356
Protein Design Labs, Inc. (b)                                373,935     12,314
Community Health Care                                        470,100     11,988
McKesson Corp.                                               313,000     11,706
Barr Laboratories, Inc. (b)                                  142,800     11,333
MedImmune, Inc. (b)                                          225,455     10,450
Caremark Rx, Inc. (b)                                        622,000     10,145
Omnicare, Inc.                                               400,900      9,974
Cytyc Corp. (b)                                              366,865      9,575
Guidant Corp. (b)                                            190,900      9,507
Tenet Healthcare Corp. (b)                                   159,700      9,378
Wellpoint Health Networks, Inc. (b)                           79,800      9,325
Invitrogen Corp. (b)                                         149,000      9,228
HEALTHSOUTH Corp. (b)                                        483,900      7,171
Zimmer Holdings, Inc. (b)                                    150,000      4,581
                                                                      ---------
                                                                        190,573
                                                                      ---------
Technology 17.4%
SunGard Data Systems, Inc. (b)                               526,500     15,232
International Game Technology (b)                            207,233     14,154
Affiliated, Inc. (b)                                         130,809     13,883
Diebold, Inc.                                                320,800     12,972
L-3 Communications Holdings, Inc. (b)                        141,900     12,771
Intuit, Inc. (b)                                             257,800     11,024
Cerner Corp. (b)                                             218,800     10,925
Apollo Group, Inc. `A' (b)                                   236,700     10,653
VeriSign, Inc. (b)                                           267,100     10,160
Polycom, Inc. (b)                                            282,900      9,732
Advent Software, Inc. (b)                                    188,700      9,426
Internet Securities Systems, Inc. (b)                        292,500      9,378
Nvidia Corp. (b)                                             135,309      9,052
Electronic Arts, Inc. (b)                                    149,700      8,975
Computer Sciences Corp. (b)                                  104,900      5,137
RF Micro Devices, Inc. (b)                                   206,009      3,962
                                                                      ---------
                                                                        167,436
                                                                      ---------
Utilities 3.7%
Progress Energy, Inc.                                        251,188     11,311
Dominion Resources, Inc.                                     165,400      9,941
Entergy Corp.                                                232,000      9,074
ALLETE, Inc.                                                 191,000      4,813
                                                                      ---------
                                                                         35,139
                                                                      ---------
Total Common Stocks                                                     907,548
                                                                      ---------
(Cost $823,957)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.4%
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)

Repurchase Agreement 7.4%
State Street Bank
     1.550% due 01/02/2002                                  $ 71,082     71,082
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.000% due 08/15/2003 valued
     at $51,004 and SallieMae 3.010% due 04/25/2003
     valued at $21,509. Repurchase proceeds are $71,088.)

                                                                      ---------
Total Short-Term Instruments                                             71,082
                                                                      ---------
(Cost $71,082)

Total Investments (a) 101.7%                                          $ 978,630
(Cost $895,039)

Other Assets and Liabilities (Net) (1.7%)                               (16,052)
                                                                      ---------

Net Assets 100.0%                                                     $ 962,578
                                                                      ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                     $  95,951

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                       (12,360)
                                                                      ---------
Unrealized appreciation-net                                           $  83,591
                                                                      ---------
(b) Non-income producing security.

86 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Micro-Cap Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                               Shares    (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 100.1%
--------------------------------------------------------------------------------

Aerospace 1.8%
DRS Technologies, Inc. (b)                                    120,000  $  4,278
                                                                       --------
Building 2.0%
Crossmann Communities, Inc.                                   150,000     4,950
                                                                       --------
Capital Goods 1.9%
Alliance Gaming Corp. (b)                                     160,000     4,702
                                                                       --------
Consumer Discretionary 26.7%
Christopher & Banks Corp. (b)                                 340,000    11,645
Chico's FAS, Inc. (b)                                         270,200    10,727
ICT Group, Inc. (b)                                           500,000     9,305
Movie Gallery, Inc. (b)                                       242,550     5,909
Take Two Interactive Software (b)                             300,000     4,851
Shuffle Master, Inc. (b)                                      300,750     4,713
Martha Stewart Living Omnimedia, Inc. `A' (b)                 250,000     4,113
American Woodmark Corp.                                        75,200     4,042
Handleman Co.                                                 248,900     3,696
Tuesday Morning Corp. (b)                                     200,000     3,618
Too, Inc. (b)                                                  85,800     2,360
                                                                       --------
                                                                         64,979
                                                                       --------
Consumer Services 4.5%
MTR Gaming Group, Inc. (b)                                    240,000     3,840
Penn National Gaming, Inc. (b)                                100,000     3,034
Alloy, Inc. (b)                                               127,400     2,743
Ameristar Casinos, Inc. (b)                                    50,000     1,253
                                                                       --------
                                                                         10,870
                                                                       --------
Consumer Staples 0.7%
Spartan Stores, Inc. (b)                                      150,000     1,794
                                                                       --------
Energy 1.9%
Evergreen Resources, Inc. (b)                                 120,800     4,664
                                                                       --------
Financial & Business Services 25.9%
National Processing, Inc. (b)                                 204,100     6,633
UICI (b)                                                      480,300     6,484
Dime Community Bancshares, Inc.                               195,100     5,475
Westcorp                                                      291,500     5,442
Alabama National BanCorporation                               150,900     5,087
WFS Financial, Inc. (b)                                       207,600     4,984
John Nuveen Co. `A'                                            87,800     4,696
Bay View Capital Corp.                                        623,200     4,568
UCBH Holdings, Inc.                                           142,000     4,038
Right Management Consultants, Inc. (b)                        220,000     3,805
Quaker City Bancorp, Inc. (b)                                 115,300     3,442
Cash America International, Inc.                              351,500     2,988
Stewart Information Services Corp. (b)                        150,200     2,966
FTI Consulting, Inc. (b)                                       68,900     2,260
                                                                       --------
                                                                         62,868
                                                                       --------
Health Care 9.8%
Diversa Corp. (b)                                             529,800     7,497
Advanced Neuromodulation Systems, Inc. (b)                    189,200     6,669
Zoll Medical Corp. (b)                                        100,000     3,894
Thoratec Corp. (b)                                            177,200     3,012
Varian, Inc.                                                   86,500     2,806
                                                                       --------
                                                                         23,878
                                                                       --------
Materials & Processing 6.1%
Rock-Tenn Co. `A'                                             303,100     4,365
Silgan Holdings, Inc. (b)                                     154,100     4,031
Universal Forest Products, Inc.                               179,500     3,757
H.B. Fuller Co.                                                90,000     2,588
                                                                       --------
                                                                         14,741
                                                                       --------
Technology 18.4%
PEC Solutions, Inc. (b)                                       200,000     7,522
Itron, Inc. (b)                                               200,000     6,060
Witness Systems, Inc. (b)                                     450,000     5,994
ESS Technology, Inc. (b)                                      268,300     5,704
Websense, Inc. (b)                                            150,000     4,811
ePlus, Inc. (b)                                               494,200     4,720
Hyperion Solutions Corp. (b)                                  150,000     2,979
Inter-Tel, Inc.                                               150,000     2,883
NetScout Systems, Inc. (b)                                    275,000     2,175
PLX Technology, Inc. (b)                                      160,800     2,028
                                                                       --------
                                                                         44,876
                                                                       --------
Transportation 0.4%
Providence & Worcester Railroad Co.                           160,000     1,080
                                                                       --------
Total Common Stocks                                                     243,680
(Cost $192,263)                                                        --------


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.5%
--------------------------------------------------------------------------------

                                                            Principal
                                                               Amount
                                                               (000s)

Repurchase Agreement 0.5%
State Street Bank
     1.550% due 01/02/2002                                   $  1,238    1,238
     (Dated 12/31/2001. Collateralized by
     Federal Home Loan Bank
     2.100% due 12/05/2002 valued at $1,265.
     Repurchase proceeds are $1,238.)
                                                                       --------
Total Short-Term Instruments                                              1,238
(Cost $1,238)                                                          --------


Total Investments (a) 100.6%                                           $244,918
(Cost $193,501)

Other Assets and Liabilities (Net) (0.6%)                                (1,569)
                                                                       --------

Net Assets 100.0%                                                      $243,349
                                                                       --------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                      $ 60,158

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                        (8,741)
                                                                       --------
Unrealized appreciation-net                                            $ 51,417
                                                                       --------
(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 87

Schedule of Investments

Equity Income Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                                Shares   (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 97.9%
-------------------------------------------------------------------------------

Aerospace 3.9%
Goodrich Corp.                                                  31,400  $   836
Northrop Grumman Corp.                                           6,800      686
                                                                        -------
                                                                          1,522
                                                                        -------
Capital Goods 6.2%
Caterpillar, Inc.                                               15,800      826
Textron, Inc.                                                   19,300      800
Hubbell, Inc. 'B'                                               27,200      799
                                                                        -------
                                                                          2,425
                                                                        -------
Communications 3.7%
Verizon Communications, Inc.                                    30,400    1,443
                                                                        -------

Consumer Discretionary 9.5%
VF Corp.                                                        34,800    1,358
J.C. Penney Co., Inc.                                           30,500      820
Sears, Roebuck & Co.                                            16,700      796
Whirlpool Corp.                                                 10,600      777
                                                                        -------
                                                                          3,751
                                                                        -------
Consumer Staples 13.6%
SUPERVALU, Inc.                                                 69,500    1,537
Brown-Forman Corp. 'B'                                          12,800      801
ConAgra Foods, Inc.                                             33,700      801
Fortune Brands, Inc.                                            19,300      764
UST, Inc.                                                       21,200      742
RJ Reynolds Tobacco Holdings, Inc.                              12,600      709
                                                                        -------
                                                                          5,354
                                                                        -------
Energy 15.8%
Amerada Hess Corp.                                              13,000      813
Conoco, Inc.                                                    28,700      812
Marathon Oil Corp.                                              26,700      801
Murphy Oil Corp.                                                 9,500      798
Occidental Petroleum Corp.                                      29,900      793
KeySpan Corp.                                                   22,500      780
Ultramar Diamond Shamrock Corp.                                 14,600      722
Repsol YPF SA SP - ADR                                          49,500      719
                                                                        -------
                                                                          6,238
                                                                        -------
Financial & Business Services 26.0%
KeyCorp                                                         66,400    1,617
Union Planters Corp.                                            35,000    1,580
Deluxe Corp.                                                    37,200    1,547
Lincoln National Corp.                                          16,900      821
Bank of America Corp.                                           13,000      818
HRPT Properties Trust                                           93,600      811
CIGNA Corp.                                                      8,300      769
A.G. Edwards, Inc.                                              17,400      769
Duke Realty Corp.                                               31,500      766
J.P. Morgan Chase & Co.                                         20,400      742
                                                                        -------
                                                                         10,240
                                                                        -------
Materials & Processing 7.7%
Eastman Kodak Co.                                               48,800    1,436
Westvaco Corp.                                                  28,300      805
Eastman Chemical Co.                                            19,900      776
                                                                        -------
                                                                          3,017
                                                                        -------
Transportation 1.9%
Burlington Northern Santa Fe Corp.                              25,800      736
                                                                        -------

Utilities 9.6%
CMS Energy Corp.                                                34,900      839
NICOR, Inc.                                                     19,800      824
DTE Energy Co.                                                  18,100      759
Public Service Enterprise Group, Inc.                           17,000      717
American Electric Power Co., Inc.                               15,000      653
                                                                        -------
                                                                          3,792
                                                                        -------

Total Common Stocks                                                      38,518
(Cost $32,444)                                                          -------
                                                             Principal
                                                                Amount    Value
                                                                (000s)   (000s)
-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
-------------------------------------------------------------------------------

Repurchase Agreement 0.4%
State Street Bank
     1.550% due 01/02/2002                                       $ 163   $  163
     (Dated 12/31/2001. Collateralized by Federal
     Home Loan Bank 2.155% due 11/29/2002 valued
     at $170. Repurchase proceeds are $163.)
                                                                        -------
Total Short-Term Instruments                                                163
(Cost $163)                                                             -------

Total Investments (a) 98.3%                                             $38,681
(Cost $32,607)

Other Assets and Liabilities (Net) 1.7%                                     676
                                                                        -------

Net Assets 100.0%                                                       $39,357
                                                                        -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net
unrealized appreciation (depreciation)
of investments based on cost for
federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                          $ 6,966

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (892)
                                                                        -------

Unrealized appreciation-net                                             $ 6,074
                                                                        -------

(b) Non-income producing security.

88  PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Schedule of Investments

Basic Value Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                               Shares     (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.5%
--------------------------------------------------------------------------------

Building 2.2%
Lennar Corp.                                                      600    $   28
                                                                         ------

Capital Goods 1.8%
Parker-Hannifin Corp.                                             500        23
                                                                         ------

Communications 1.9%
Verizon Communications, Inc.                                      500        24
                                                                         ------

Consumer Discretionary 14.7%
Whirlpool Corp.                                                   800        58
VF Corp.                                                        1,100        43
Tupperware Corp.                                                1,800        35
AutoNation, Inc. (b)                                            2,100        26
Sears, Roebuck & Co.                                              500        24
                                                                         ------
                                                                            186
                                                                         ------

Consumer Services 2.1%
Knight-Ridder, Inc.                                               400        26
                                                                         ------

Consumer Staples 18.5%
Fortune Brands, Inc.                                            1,400        55
UST, Inc.                                                       1,500        53
SUPERVALU, Inc.                                                 2,200        49
Pepsi Bottling Group, Inc.                                      1,200        28
Brown-Forman Corp. `B'                                            400        25
ConAgra Foods, Inc.                                             1,000        24
                                                                         ------
                                                                            234
                                                                         ------

Energy 10.0%
Conoco, Inc.                                                    1,600        45
Amerada Hess Corp.                                                500        31
Repsol YPF SA SP - ADR                                          1,800        26
Ultramar Diamond Shamrock Corp.                                   500        25
                                                                         ------
                                                                            127
                                                                         ------

Financial & Business Services 22.1%
Deluxe Corp.                                                    1,400        57
Union Planters Corp.                                            1,100        50
MGIC Investment Corp.                                             500        31
Loews Corp.                                                       500        28
UnumProvident Corp.                                             1,000        27
Duke Realty Corp.                                               1,000        24
Lincoln National Corp.                                            500        24
KeyCorp                                                           900        22
J.P. Morgan Chase & Co.                                           500        18
                                                                         ------
                                                                            281
                                                                         ------

Health Care 3.7%
Merck & Co., Inc.                                                 400        24
Becton Dickinson & Co.                                            700        23
                                                                         ------
                                                                             47
                                                                         ------

Materials & Processing 8.4%
Eastman Kodak Co.                                               1,600        46
Westvaco Corp.                                                    800        23
Eastman Chemical Co.                                              500        20
Alcan, Inc.                                                       500        18
                                                                         ------
                                                                            107
                                                                         ------

Technology 1.9%
Lexmark International, Inc. (b)                                   400        24
                                                                         ------

Transportation 2.0%
Burlington Northern Santa Fe Corp.                                900        26
                                                                         ------

Utilities 7.2%
Public Service Enterprise Group, Inc.                           1,000        42
DTE Energy Co.                                                    600        25
NICOR, Inc.                                                       600        25
                                                                         ------
                                                                             92
                                                                         ------

Total Common Stocks                                                       1,225
                                                                         ------
(Cost $1,063)

                                                            Principal
                                                               Amount     Value
                                                               (000s)    (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.3%
--------------------------------------------------------------------------------

Repurchase Agreement 3.3%
State Street Bank
     1.550% due 01/02/2002                                       $ 42    $   42
     (Dated 12/31/2001. Collateralized by Freddie
     Mac 4.000% due 02/20/2003 valued at $46.
     Repurchase proceeds are $42.)
                                                                         ------

Total Short-Term Instruments                                                 42
                                                                         ------
(Cost $42)

Total Investments (a) 99.8%                                              $1,267
(Cost $1,105)

Other Assets and Liabilities (Net) 0.2%                                       2
                                                                         ------

Net Assets 100.0%                                                        $1,269
                                                                         ------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                           $  184

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (22)
                                                                         ------

Unrealized appreciation-net                                              $  162
                                                                         ------

(b) Non-income producing security.


           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 89

Schedule of Investments

Small-Cap Value Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                              Shares      (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------

Aerospace 2.0%
Kaman Corp. 'A'                                              320,000     $ 4,992
AAR Corp.                                                    484,000       4,361
                                                                         -------
                                                                           9,353
                                                                         -------
Building 3.2%
York International Corp.                                     132,000       5,033
Hughes Supply, Inc.                                          160,000       4,939
Butler Manufacturing Co.                                     175,000       4,848
                                                                         -------
                                                                          14,820
                                                                         -------
Capital Goods 8.2%
Precision Castparts Corp.                                    186,000       5,255
GenCorp, Inc.                                                352,000       4,967
Harsco Corp.                                                 141,000       4,836
Barnes Group, Inc.                                           200,000       4,798
Acuity Brands, Inc.                                          387,000       4,683
Tecumseh Products Co. 'A'                                     91,000       4,607
Milacron, Inc.                                               284,000       4,490
Regal-Beloit Corp.                                           200,000       4,360
MTS Systems Corp.                                             44,700         452
                                                                         -------
                                                                          38,448
                                                                         -------
Consumer Discretionary 12.7%
Harman International Industries, Inc.                        120,000       5,412
Kellwood Co.                                                 213,000       5,114
Brown Shoe Co., Inc.                                         313,600       5,093
Sturm Ruger & Co., Inc.                                      419,500       5,026
Lancaster Colony Corp.                                       139,000       4,936
Tupperware Corp.                                             249,000       4,793
Burlington Coat Factory Warehouse Corp.                      285,000       4,788
Claire's Stores, Inc.                                        313,000       4,726
Kimball International, Inc. 'B'                              299,000       4,530
Banta Corp.                                                  152,000       4,487
Ennis Business Forms, Inc.                                   463,700       4,452
Russ Berrie & Co., Inc.                                      145,000       4,350
Enesco Group, Inc. (b)                                       320,000       2,016
Haverty Furniture Cos., Inc.                                  10,000         166
                                                                         -------
                                                                          59,889
                                                                         -------
Consumer Services 3.8%
Bob Evans Farms, Inc.                                        220,000       5,405
Hollinger International Inc.                                 436,000       5,101
Chemed Corp.                                                 150,000       5,085
Luby's, Inc.                                                 376,500       2,150
                                                                         -------
                                                                          17,741
                                                                         -------
Consumer Staples 3.1%
Sensient Technologies Corp.                                  246,000       5,119
Corn Products International, Inc.                            140,000       4,935
Universal Corp.                                              123,200       4,486
                                                                         -------
                                                                          14,540
                                                                         -------
Energy 10.4%
Helmerich & Payne, Inc.                                      161,000       5,374
Vintage Petroleum, Inc.                                      363,000       5,245
St. Mary Land & Exploration Co.                              242,000       5,128
XTO Energy, Inc.                                             290,000       5,075
Cabot Oil & Gas Corp. 'A'                                    211,000       5,075
Berry Petroleum Co. 'A'                                      303,000       4,757
UGI Corp.                                                    156,000       4,710
Patina Oil & Gas Corp.                                       170,000       4,675
World Fuel Services Corp.                                    245,000       4,484
Northwest Natural Gas Co.                                    173,100       4,414
                                                                         -------
                                                                          48,937
                                                                         -------

Financial & Business Services 22.6%
McGrath Rentcorp                                             185,000       6,940
SWS Group, Inc.                                              217,900       5,546
Wallace Computer Services, Inc.                              259,000       4,918
AmerUs Group Co.                                             135,000       4,838
BancorpSouth, Inc.                                           287,000       4,764
Washington Federal, Inc.                                     179,000       4,615
New Plan Excel Realty Trust, Inc.                            242,000       4,610
Shurgard Storage Centers, Inc. 'A'                           144,000       4,608
Presidential Life Corp.                                      223,000       4,585
First Industrial Realty Trust, Inc.                          146,800       4,565
UMB Financial Corp.                                          113,400       4,535
Hudson United Bancorp                                        157,000       4,505
Kelly Services, Inc. 'A'                                     205,000       4,487
Healthcare Realty Trust, Inc                                 160,000       4,480
CBL & Associates Properties, Inc.                            142,000       4,473
Commercial Federal Corp.                                     190,000       4,465
Prentiss Properties Trust                                    161,000       4,419
Health Care Property Investors, Inc.                         121,000       4,381
Susquehanna Bancshares, Inc.                                 210,000       4,379
United Dominion Realty Trust                                 295,000       4,248
Trenwick Group Ltd.                                          350,000       3,560
Seacoast Financial Services Corp.                            180,500       3,096
National Golf Properties, Inc.                               320,000       2,838
CNA Surety Corp.                                             119,000       1,845
                                                                        --------
                                                                         105,700
                                                                        --------
Health Care 4.1%
Invacare Corp.                                               152,500       5,141
Dentsply International, Inc.                                  98,000       4,920
Arrow International, Inc.                                    115,000       4,593
Owens & Minor, Inc.                                          240,000       4,440
                                                                        --------
                                                                          19,094
                                                                        --------
Materials & Processing 8.7%
Albemarle Corp.                                              212,000       5,088
Goldcorp, Inc.                                               410,000       4,990
Universal Forest Products, Inc.                              228,500       4,783
Pope & Talbot, Inc.                                          330,000       4,703
CLARCOR, Inc.                                                172,000       4,670
Cleveland-Cliffs, Inc.                                       254,200       4,652
Commercial Metals Co.                                        130,000       4,547
Olin Corp.                                                   280,000       4,519
Massey Energy Co.                                            146,700       3,041
                                                                        --------
                                                                          40,993
                                                                        --------
Technology 2.0%
ArvinMeritor, Inc.                                           270,000       5,303
Wabtec Corp.                                                 314,000       3,862
                                                                        --------
                                                                           9,165
                                                                        --------
Transportation 4.1%
Sea Containers Ltd. 'A'                                      417,000       5,705
Teekay Shipping Corp.                                        154,000       5,367
USFreightways Corp.                                          139,000       4,365
Wabash National Corp.                                        471,300       3,676
                                                                        --------
                                                                          19,113
                                                                        --------
Utilities 12.1%
Energen Corp.                                                210,000       5,177
OGE Energy Corp.                                             223,000       5,147
Vectren Corp.                                                210,000       5,036
PNM Resources, Inc.                                          180,000       5,031
Atmos Energy Corp.                                           221,000       4,696
Hawaiian Electric Industries, Inc.                           116,000       4,672
National Fuel Gas Co.                                        189,000       4,668
WGL Holdings, Inc.                                           156,000       4,535
Conectiv, Inc.                                               185,000       4,531
Peoples Energy Corp.                                         118,000       4,476
CH Energy Group, Inc.                                        102,000       4,434
RGS Energy Group, Inc.                                       115,000       4,324
                                                                        --------
                                                                          56,727
                                                                        --------
Total Common Stocks                                                      454,520
                                                                        --------
(Cost $420,837)

90 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                        Principal
                                                           Amount         Value
                                                           (000s)         (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.3%
--------------------------------------------------------------------------------

Repurchase Agreement 7.3%
State Street Bank
  1.550% due 01/02/2002                                  $ 34,368     $  34,368
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 3.125% due 11/07/2003 valued
  at $35,059. Repurchase proceeds are $34,371.)
                                                                      ---------
Total Short-Term Instruments                                             34,368
(Cost $34,368)                                                        ---------

Total Investments (a) 104.3%                                          $ 488,888
(Cost $455,205)

Other Assets and Liabilities (Net) (4.3%)                               (20,247)
                                                                      ---------
Net Assets 100.0%                                                     $ 468,641
                                                                      ---------


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  59,343

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (25,660)
                                                                      ---------
Unrealized appreciation-net                                           $  33,683
                                                                      ---------

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 91

Schedule of Investments

Tax-Efficient Equity Fund
December 31, 2001 (Unaudited)
                                                                           Value
                                                              Shares      (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 99.5%
--------------------------------------------------------------------------------

Aerospace 1.7%
Boeing Co.                                                     7,400    $    287
United Technologies Corp.                                      2,900         187
Lockheed Martin Corp.                                          3,700         173
General Dynamics Corp.                                           600          48
                                                                        --------
                                                                             695
                                                                        ========
Building 0.1%
Centex Corp.                                                     500          29
KB Home                                                          700          28
                                                                        --------
                                                                              57
                                                                        ========
Capital Goods 7.2%
General Electric Co.                                          45,710       1,832
Minnesota Mining & Manufacturing Co.                           2,200         260
Rockwell International Corp.                                  11,800         211
Tyco International Ltd.                                        3,490         206
ITT Industries, Inc.                                           2,900         146
Molex, Inc.                                                    3,500         108
Danaher Corp.                                                  1,400          84
Cooper Industries, Inc.                                        1,391          49
Johnson Controls, Inc.                                           600          48
McDermott International, Inc.                                  3,100          38
                                                                        --------
                                                                           2,982
                                                                        ========
Communications 5.6%
BellSouth Corp.                                               13,800         526
SBC Communications, Inc.                                      12,501         490
Verizon Communications, Inc.                                   9,182         436
AT&T Corp.                                                    11,800         214
WorldCom, Inc.-WorldCom Group (b)                             14,300         201
ALLTEL Corp.                                                   2,800         173
Sprint Corp. (PCS Group) (b)                                   4,700         115
Sprint Corp.                                                   4,000          80
AT&T Wireless Services, Inc. (b)                               4,562          66
CenturyTel, Inc.                                                 400          13
MCI WorldCom, Inc.                                               696           9
                                                                        --------
                                                                           2,323
                                                                        ========
Consumer Discretionary 9.3%
Wal-Mart Stores, Inc.                                         17,000         978
AOL Time Warner, Inc. (b)                                     15,350         493
Viacom, Inc. 'B' (b)                                           9,883         436
Walgreen Co.                                                   8,100         273
Home Depot, Inc.                                               4,300         219
CVS Corp.                                                      5,100         151
Kohl's Corp. (b)                                               1,900         134
Sears, Roebuck & Co.                                           2,500         119
Whirlpool Corp.                                                1,600         117
Ford Motor Co.                                                 6,466         102
TJX Cos., Inc.                                                 2,536         101
Winn-Dixie Stores, Inc.                                        7,000         100
Bed, Bath & Beyond, Inc. (b)                                   2,700          92
The May Department Stores Co.                                  1,900          70
Liz Claiborne, Inc.                                            1,300          65
AutoZone, Inc. (b)                                               900          65
Nike, Inc. 'B'                                                 1,000          56
Grainger (W.W.), Inc.                                          1,100          53
Mattel, Inc.                                                   2,926          50
Federated Department Stores, Inc. (b)                          1,200          49
Hasbro, Inc.                                                   2,600          42
McGraw-Hill Cos., Inc.                                           600          37
RadioShack Corp.                                                 800          24
Big Lots, Inc. (b)                                             1,700          18
Lowe's Cos., Inc.                                                200           9
                                                                        --------
                                                                           3,853
                                                                        ========

Consumer Services 4.1%
Cendant Corp. (b)                                             14,200         278
Walt Disney Co.                                               12,200         253
Tribune Co.                                                    5,100         191
Univision Communications, Inc. 'A' (b)                         3,600         146
Carnival Corp.                                                 3,700         104
Tricon Global Restaurants, Inc. (b)                            2,000          98
New York Times Co.                                             2,100          91
Wendy's International, Inc.                                    2,800          82
Marriott International, Inc. 'A'                               1,900          77
Darden Restaurants, Inc.                                       2,100          74
Starwood Hotels & Resorts Worldwide, Inc.                      2,400          72
Sabre Holdings Corp. 'A' (b)                                   1,661          70
Harrah's Entertainment, Inc. (b)                               1,400          52
Knight-Ridder, Inc.                                              600          39
Hilton Hotels Corp.                                            3,000          33
Convergys Corp. (b)                                              700          26
McDonald's Corp.                                                 700          19
                                                                        --------
                                                                           1,705
                                                                        ========
Consumer Staples 6.5%
Philip Morris Cos., Inc.                                      10,700         491
Anheuser-Busch Cos., Inc.                                      9,200         416
PepsiCo, Inc.                                                  7,980         389
SYSCO Corp.                                                   12,700         333
Procter & Gamble Co.                                           3,000         237
Coca-Cola Co.                                                  4,577         216
Colgate-Palmolive Co.                                          2,300         133
Wm. Wrigley Jr. Co.                                            2,500         128
Alberto-Culver Co.                                             2,500         112
Kroger Co.                                                     4,100          86
Brown-Forman Corp. 'B'                                         1,000          63
Adolph Coors Co. 'B'                                             500          27
Campbell Soup Co.                                                800          24
Avon Products, Inc.                                              400          19
                                                                        --------
                                                                           2,674
                                                                        ========
Energy 6.2%
Exxon Mobil Corp.                                             21,338         839
ChevronTexaco Corp.                                            4,878         437
Royal Dutch Petroleum Co.                                      7,545         370
Phillips Petroleum Co.                                         4,300         259
Occidental Petroleum Corp.                                     9,200         244
Marathon Oil Corp.                                             4,300         129
Conoco, Inc.                                                   4,323         122
Helmerich & Payne, Inc.                                        3,500         117
Rowan Cos., Inc. (b)                                           3,200          62
                                                                        --------
                                                                           2,579
                                                                        ========
Environmental Services 0.3%
Waste Management, Inc.                                         3,800         121
                                                                        --------
Financial & Business Services 20.2%
Citigroup, Inc.                                               25,620       1,293
American International Group, Inc.                             8,930         709
J.P. Morgan Chase & Co.                                       14,360         522
Morgan Stanley, Dean Witter & Co.                              6,800         380
State Street Corp.                                             6,700         350
Merrill Lynch & Co.                                            6,300         328
First Data Corp.                                               4,000         314
Fannie Mae                                                     3,500         279
Bank of New York Co., Inc.                                     6,200         253
American Express Co.                                           6,700         239
Ambac Financial Group, Inc.                                    3,900         226
Automatic Data Processing                                      3,700         218
H&R Block, Inc.                                                4,600         206
MBNA Corp.                                                     5,800         204
Bank of America Corp.                                          3,100         195
Paychex, Inc.                                                  5,250         184
Freddie Mac                                                    2,610         171
Household International, Inc.                                  2,700         156
Comerica, Inc.                                                 2,500         143
Lehman Brothers Holdings, Inc.                                 2,100         140
MGIC Investment Corp.                                          1,966         121
Marsh & McLennan Cos., Inc.                                    1,100         118
Omnicom Group, Inc.                                            1,300         116
Washington Mutual, Inc.                                        3,525         115
Mellon Financial Corp.                                         2,900         109
Equifax, Inc.                                                  4,500         109
USA Education, Inc.                                            1,200         101
Northern Trust Corp.                                           1,600          96
SunTrust Banks, Inc.                                           1,500          94
Golden West Financial Corp.                                    1,400          82
Charles Schwab Corp.                                           5,200          80
Bear Stearns Co., Inc.                                         1,327          78
Dow Jones & Co., Inc.                                          1,400          77
CIGNA Corp.                                                    1,300          73
PNC Bank Corp.                                                 1,600          63
T. Rowe Price Group, Inc.                                      1,700          59

92 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes


                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------

KeyCorp                                                        2,267        $ 55
Franklin Resources, Inc.                                       1,500          53
Stilwell Financial, Inc.                                       1,800          49
Wachovia Corp.                                                 1,300          41
SouthTrust Corp.                                               1,600          39
AFLAC, Inc.                                                    1,600          39
Fleet Boston Financial Corp.                                     700          26
Lincoln National Corp.                                           480          23
Allstate Corp.                                                   600          20
Capital One Financial Corp.                                      300          16
MBIA, Inc.                                                       150           8
                                                                        --------
                                                                           8,370
                                                                        --------
Health Care 16.5%
Pfizer, Inc.                                                  26,913       1,072
Johnson & Johnson                                             15,600         922
Bristol-Myers Squibb Co.                                      11,300         576
Merck & Co., Inc.                                              9,400         553
Pharmacia Corp.                                               10,909         465
Eli Lilly & Co.                                                5,400         424
American Home Products Corp.                                   6,800         417
Abbott Laboratories                                            6,300         351
Amgen, Inc. (b)                                                5,000         282
Baxter International, Inc.                                     5,200         279
Medtronic, Inc.                                                3,900         200
Schering-Plough Corp.                                          5,363         192
UnitedHealth Group, Inc.                                       2,100         149
Biomet, Inc.                                                   4,500         139
HCA, Inc.                                                      3,000         116
Boston Scientific Corp. (b)                                    4,500         109
Stryker Corp.                                                  1,800         105
Applera Corp.- Applied Biosystems Group                        1,000          93
Wellpoint Health Networks, Inc. (b)                              500          58
IMS Health, Inc.                                               2,800          55
Allergan, Inc.                                                   700          53
C.R. Bard, Inc.                                                  800          52
St. Jude Medical, Inc.                                           600          47
Cardinal Health, Inc.                                            600          39
Tenet Healthcare Corp. (b)                                       400          23
King Pharmaceuticals, Inc. (b)                                   533          22
Forest Laboratories, Inc. (b)                                    100           8
                                                                        --------
                                                                           6,801
                                                                        --------
Materials & Processing 1.3%
Alcoa, Inc.                                                    3,700         132
International Paper Co.                                        2,800         113
Engelhard Corp.                                                2,500          69
Willamette Industries, Inc.                                    1,300          68
Worthington Industries, Inc.                                   3,300          47
Sherwin-Williams Co.                                           1,200          33
Air Products & Chemicals, Inc.                                   600          28
Freeport-McMoran Copper & Gold, Inc. (b)                       2,000          27
Praxair, Inc.                                                    300          17
                                                                        --------
                                                                             534
                                                                        --------
Technology 18.8%
Microsoft Corp. (b)                                           20,700       1,372
IBM Corp.                                                      7,500         907
Intel Corp.                                                   25,030         787
Cisco Systems, Inc. (b)                                       27,700         502
Oracle Corp. (b)                                              29,840         412
Dell Computer Corp. (b)                                       14,300         389
Electronic Data Systems Corp.                                  3,200         219
Emerson Electric Co.                                           3,700         211
Nortel Networks Corp.                                         26,800         201
Hewlett-Packard Co.                                            8,700         179
Maxim Integrated Products, Inc. (b)                            3,300         173
QUALCOMM, Inc. (b)                                             3,400         172
KLA-Tencor Corp. (b)                                           3,300         164
Applied Materials, Inc. (b)                                    3,868         155
Sun Microsystems, Inc. (b)                                    12,500         154
Motorola, Inc.                                                 9,100         137
Analog Devices, Inc. (b)                                       2,900         129
Computer Associates International, Inc.                        3,000         103
Tektronix, Inc. (b)                                            3,800          98
NCR Corp. (b)                                                  2,500          92
PerkinElmer, Inc.                                              2,600          91
Texas Instruments, Inc.                                        3,100          87
Corning, Inc.                                                  9,600          86
National Semiconductor Corp.(b)                                2,600          80
Andrew Corp. (b)                                               3,400          74
EMC Corp. (b)                                                  4,800          65
Intuit, Inc. (b)                                               1,500          64
VERITAS Software Corp. (b)                                     1,300          58
Adobe Systems, Inc.                                            1,800          56
Novellus Systems,Inc. (b)                                      1,400          55
Network Appliance, Inc. (b)                                    2,400          52
Linear Technology Corp.                                        1,200          47
Agilent Technologies, Inc.(b)                                  1,472          42
Chiron Corp. (b)                                                 900          39
Apple Computer, Inc. (b)                                       1,800          39
Lexmark International, Inc. (b)                                  600          35
Broadcom Corp. `A' (b)                                           800          33
Unisys Corp. (b)                                               2,600          33
Yahoo, Inc. (b)                                                1,800          32
Scientific-Atlanta, Inc.                                       1,300          31
CIENA Corp. (b)                                                2,173          31
Compuware Corp. (b)                                            2,500          29
Citrix Systems, Inc. (b)                                         800          18
PeopleSoft, Inc. (b)                                             300          12
Enterasys Networks, Inc.                                       1,100          10
Riverstone Networks, Inc.                                        564           9
McData Corp. `A' (b)                                             382           9
                                                                        --------
                                                                           7,773
                                                                        --------
Transportation 0.3%
Southwest Airlines Co.                                         4,700          87
Delta Air Lines, Inc.                                            700          20
                                                                        --------
                                                                             107
                                                                        --------
Utilities 1.4%
Exelon Corp.                                                   3,600         172
Xcel Energy, Inc.                                              6,000         166
FirstEnergy Corp.                                              2,116          74
TXU Corp.                                                      1,300          61
Entergy Corp.                                                  1,200          47
PPL Corp.                                                      1,100          38
Sempra Energy                                                  1,000          25
Mirant Corp. (b)                                                 500           8
Public Service Enterprise Group, Inc.                            100           4
                                                                        --------
                                                                             595
                                                                        --------

Total Investments (a) 99.5%                                             $ 41,169
(Cost $36,712)

Other Assets and Liabilities (Net) 0.5%                                      207
                                                                        --------
                                                                        $ 41,376
Net Assets 100.0%                                                       --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there wasan excess of value
over tax cost.                                                           $ 6,500

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (2,043)
                                                                        --------
Unrealized appreciation-net                                              $ 4,457
                                                                        --------

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 93


Schedule of Investments

Structured Emerging Markets Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 103.7%
--------------------------------------------------------------------------------

Argentina 3.6%
Perez Companc SA `B'                                         142,292       $ 181
Siderca SAIC                                                  72,634         124
Telecom Argentina SA `B'                                      63,609          85
Molinos Rio de la Plata SA (b)                                52,687          74
BBVA Banco Frances SA                                         15,593          34
Grupo Financiero Galicia `B'                                  77,857          27
Renault Argentina SA (b)                                      88,737          12
Siderar SAIC `A' (b)                                           2,703           2
                                                                        --------
                                                                             539
                                                                        --------
Baltic Nations 1.8%
Societe Generale Baltic Republic (b)                           2,716         189
AS Eesti Telekom SP - GDR `S'                                  7,000          84
                                                                        --------
                                                                             273
                                                                        --------
Botswana 1.4%
Sechaba Breweries Ltd.                                        90,500         103
Standard Chart Bank Botswana                                  84,860          57
Sefalana Holding Co. Ltd.                                     40,200          46
                                                                        --------
                                                                             206
                                                                        --------
Brazil 4.1%
Telecomunicacoes Brasileiras SA SP - ADR                       3,500         140
Petroleo Brasileiro SA SP - ADR                                4,350          97
Empresa Brasileira de Aeronautica SA                           9,000          51
Companhia de Bebidas das Americas (b)                        227,655          47
Itausa-Investimentos Itau SA                                  50,165          47
Mahle Cofap                                                   21,597          41
Tele Norte Leste Participacoes SA SP - ADR                     2,609          41
Banco Itau SA                                                530,000          40
Banco Bradesco SA                                          6,878,000          37
Brasil Telecom SA                                          5,492,016          31
Souza Cruz SA                                                  2,700          17
Telecomunicacoes de Sao Paulo SA                           1,062,966          15
Companhia Brasileira de Distribucao
     Grupe Pao de Acucar                                     618,255          13
Bradespar SA                                              10,088,945           3
Telefonica Data Brasil Holding (b)                         2,124,966           1
                                                                        --------
                                                                             621
                                                                        --------
Bulgaria 0.7%
Framlington Bulgaria Fund (b)                                 33,920         107
                                                                        --------
Cayman Islands 1.6%
Vietnam Enterprise Investment Ltd. `C'                       225,000         236
                                                                        --------
Chile 4.0%
Compania de Telecomunicaciones
     de Chile SA SP - ADR (b)                                  6,345          85
Banco Santiago SA SP - ADR                                     3,200          71
Sociedad Quimica y Minera de Chile SA SP - ADR                 2,731          68
Enersis SA SP - ADR                                            4,871          65
Quinenco SA SP - ADR (b)                                       7,600          55
Empresa Nacional de Electricidad SA SP - ADR                   5,159          54
Masisa SA SP - ADR                                             4,200          54
Compania Cervecerias Unidas SA SP - ADR                        2,500          45
Cristalerias de Chile SP - ADR                                 2,000          38
Madeco SA SP - ADR (b)                                        10,300          26
Embotelladora Andina SA SP - ADR `A'                           2,500          24
Embotelladora Andina SA SP - ADR `B'                           2,300          18
                                                                        --------
                                                                             603
                                                                        --------
China 3.9%
China Mobile (Hong Kong) Ltd. (b)                             65,500         231
China Resources Enterprise Ltd. (b)                           84,000          78
Sinopec Yizheng Chemical Fibre Co. Ltd. `H' (b)              578,000          70
Sinopec Shanghai Petrochemical Co. Ltd. `H' (b)              651,171          58
PetroChina Co. Ltd. `H'                                      220,000          39
Legend Holdings Ltd.                                          71,800          37
China Petroleum & Chemical Corp. `H'                         262,000          36
Maanshan Iron & Steel Co. Ltd. `H' (b)                       270,000          21
Dazhong Transportation (Group) Ltd. `B'                       13,788          13
Chinadotcom Corp. `A' (b)                                      2,000           6
                                                                        --------
                                                                             589
                                                                        --------
Colombia 0.5%
Carulla Vivero SA SP - ADR                                    28,500          27
Gran Cadena Almacenes SP - ADR (b)                            31,040          27
Bancolombia SA SP - ADR                                       12,700          20
Cementos Diamante SA SP - GDR (b)                              8,100           6
                                                                        --------
                                                                              80
                                                                        --------
Croatia 1.0%
Pliva d.d. SP - GDR `S'                                       14,890         154
                                                                        --------
Czech Republic 2.1%
Philip Morris CR AS                                              360          86
Cesky Telekom AS SP - GDR (b)                                  7,193          73
Komercni Banka AS SP - GDR (b)                                 4,853          47
Unipetrol AS (b)                                              33,100          43
Ceske Energeticke Zavody AS (b)                               14,575          32
Ceske Radiokomunikace AS SP - GDR                              1,800          19
ZDB (b)                                                       10,273          14
                                                                        --------
                                                                             314
                                                                        --------
Egypt 2.1%
Al Ahram Beverages Co. SAE (b)                                 9,700          73
Commercial International Bank                                 12,041          73
Egyptian Co. for Mobile Services (b)                           9,776          71
Suez Cement Co.                                                7,913          56
Egyptian Media Production (b)                                 11,630          31
Paints & Chemical Industries Co. SAE                           3,008           8
                                                                        --------
                                                                             312
                                                                        --------
Ghana 1.8%
Ashanti Goldfields Co. Ltd. SP - GDR (b)                      21,434          91
Aluworks Ghana Ltd.                                           96,600          57
SSB Bank Ltd. (b)                                            137,600          42
Unilever Ghana Ltd.                                          113,960          36
Mobil Oil Ghana Ltd.                                           8,631          22
Standard Chartered Bank Ghana Ltd.                             4,700          13
                                                                        --------
                                                                             261
                                                                        --------
Greece 0.0%
J. Boutaris & Son Holdings SA (b)                                 90           0
                                                                        --------
Hungary 4.1%
Magyar Tavkozlesi Rt. SP - ADR                                11,400         194
OTP Bank Rt.                                                   2,541         153
MOL Magyar Olaj-es Gazipari Rt.                                6,830         124
Gedeon Richter Rt.                                             2,052         112
Danubius Hotel and Spa Rt.                                     1,890          24
Demasz Rt.                                                       300          10
                                                                        --------
                                                                             617
                                                                        --------
India 3.3%
India Fund, Inc. (b)                                          11,500         109
UTI India IT Fund (b)                                          6,000          74
Reliance Industries Ltd. SP - GDR                              4,408          60
Mahanagar Telephone Nigam Ltd. SP - ADR (b)                    9,000          54
ITC Ltd. SP - GDR                                              3,100          48
Hindalco Industries Ltd. SP - GDR                              2,200          28
Indo Gulf Corp. Ltd. SP - GDR (b)                             33,100          23
CESC Ltd. SP - GDR (b)                                        88,000          22
Bajaj Auto Ltd. SP - GDR (b)                                   1,902          17
Ranbaxy Laboratories Ltd. SP - GDR                             1,100          17
Tata Engineering and Locomotive Co. Ltd. SP - GDR              7,950          16
State Bank of India SP - GDR                                   1,800          15
Grasim Industries Ltd. SP - GDR                                1,500           9
Mahindra & Mahindra Ltd. SP - GDR                              4,029           7
Tata Electric Cos. SP - GDR                                       10           2
                                                                        --------
                                                                             501
                                                                        --------
Indonesia 3.9%
PT Hanjaya Mandala Sampoerna Tbk.                            389,500         120
PT Unilever Indonesia                                         67,770         107
PT Gudang Garam                                              121,500         101
PT Telekomunikasi Indonesia                                  278,080          86
PT Indosat (Persero)                                          57,500          52
PT Indofood Sukses Makmur                                    820,000          49
PT Astra International, Inc. (b)                             217,500          41
PT Indocement Tunggal Prakarsa (b)                           329,500          22
PT Indah Kiat Pulp & Paper Corp. (b)                         715,500           8
                                                                        --------
                                                                             586
                                                                        --------

94 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes


                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------

Israel 3.9%
Teva Pharmaceutical Industries Ltd.                            3,811    $    234
Bezek Israeli Telecommunication Corp. Ltd. (b)                81,061         110
Israel Chemicals Ltd.                                         72,320          78
Bank Hapoalim Ltd.                                            29,532          64
Bank Leumi Le-Israel                                          18,664          36
Koor Industries Ltd.                                           1,051          35
Discount Investment Corp. (b)                                    543          19
NICE Systems Ltd. (b)                                            793          13
                                                                        --------
                                                                             589
                                                                        --------
Italy 0.4%
IDB Holding Corp. Ltd.                                         1,253          34
IDB Development Corp. Ltd.                                       984          29
                                                                        --------
                                                                              63
                                                                        --------
Kenya 1.1%
Uchumi Supermarket Ltd.                                      132,100          53
Kenya Airways Ltd.                                           364,500          34
Firestone East Africa Ltd.                                   303,150          27
Athi River Mining Ltd. (b)                                   256,800          13
National Industrial Credit Bank                               63,460          12
Sasini Tea & Coffee Ltd.                                      43,600           9
Kenya Commercial Bank Ltd. (b)                                37,934           8
Kenya Power & Lighting Co. Ltd. (b)                           25,050           6
                                                                        --------
                                                                             162
                                                                        --------
Malaysia 4.3%
Malayan Banking Bhd.                                          44,400          97
YTL Corp. Bhd.                                                59,160          75
Telekom Malaysia Bhd.                                         26,000          70
Sime Darby Bhd.                                               53,700          69
Tenaga Nasional Bhd.                                          24,000          68
Genting Bhd.                                                  17,900          49
Petronas Gas Bhd.                                             24,000          47
Nestle (Malaysia) Bhd.                                         6,000          32
Malaysia International Shipping Corp. Bhd.                    16,000          29
Magnum Corp. Bhd.                                             47,000          26
Commerce Asset-Holding Bhd.                                   12,950          25
Leader Universal Holdings Bhd. (b)                           183,000          25
Rashid Hussain Bhd. (b)                                       33,000          17
Technology Resources Industries Bhd. (b)                      15,000          11
Aokam Perdana Bhd. (b)                                        30,166           5
                                                                        --------
                                                                             645
                                                                        --------
Mauritius Island 1.7%
The United Basalt Products Ltd.                               39,500          40
Shell Mauritius Ltd.                                          26,979          36
Mon Tresor & Mon Desert Ltd.                                  23,449          34
New Mauritius Hotels Ltd.                                     31,515          27
Sun Resorts Ltd. `A'                                          20,969          26
Mauritius Commercial Bank                                      9,034          24
State Bank of Mauritius Ltd.                                  63,350          22
Air Mauritius Ltd.                                            38,200          14
Rogers & Co. Ltd.                                              6,455          14
Ireland Blyth Ltd.                                            29,400          11
                                                                        --------
                                                                             248
                                                                        --------
Mexico 4.0%
Telefonos de Mexico SA de CV `L'                              56,400          98
Cemex SA de CV `CPO'                                          17,630          89
Wal-Mart de Mexico SA de CV `V'                               28,569          78
Grupo Financiero BBVA Bancomer, SA de CV `O' (b)              67,910          62
Grupo Carso SA de CV `A1' (b)                                 15,000          50
America Movil SA de CV                                        45,400          44
Coca-Cola Femsa, SA de CV `L'                                 19,000          38
Grupo Bimbo SA de CV `A'                                      19,000          38
Carso Global Telecom `A1' (b)                                 13,800          30
Grupo Televisa SA `CPO' (b)                                   13,000          28
Alfa SA `A'                                                   19,572          22
Industrias Penoles SA de CV `CP' (b)                          16,000          16
Nuevo Grupo Mexico SA `B'                                     13,000          13
Grupo Situr SA de CV `B' (b)                                 641,000           0
                                                                        --------
                                                                             606
                                                                        --------

Morocco 2.1%
Omnium Nord Africain SA                                        1,164         105
Banque Commercial du Maroc                                       662          45
Samir                                                            952          44
Cie de Transport au Maroc SA                                   1,560          41
Banque Marocaine du Commerce Exterieur                           800          31
Wafabank                                                         397          26
Lesieur Cristal                                                  245          21
Ciments du Maroc                                                  94           6
                                                                        --------
                                                                             319
                                                                        --------
Peru 4.1%
Compania de Minas Buenaventura SA `B'                         29,487         299
Credicorp Ltd.                                                25,937         227
Union de Cerveceria Backus y Johnston SAA `I'                325,888          87
Southern Peru Copper Corp.                                        34           0
                                                                        --------
                                                                             613
                                                                        --------
Philippines 4.1%
San Miguel Corp. `B'                                         140,690         143
Philippine Long Distance Telephone Co.                        16,630         135
Petron Corp. (b)                                           2,291,123          64
Ayala Corp.                                                  539,520          49
SM Prime Holdings, Inc.                                      369,000          45
Metropolitan Bank & Trust Co. (b)                             10,615          42
Ayala Land, Inc.                                             303,560          29
International Container Terminal Services, Inc. (b)          634,000          26
Manila Electric Co. `B'                                       38,606          22
ABS-CBN Broadcasting Corp.                                    43,469          20
First Philippine Holdings Corp. (b)                           28,520          14
Benpres Holdings Corp. (b)                                   942,500          11
Republic Cement Corp. (b)                                    649,047           9
                                                                        --------
                                                                             609
                                                                        --------
Poland 4.0%
Telekomunikacja Polska SA SP - ADR                            40,700         144
Prokom Software SA                                             3,252          87
Orbis SA (b)                                                  18,815          84
Polski Koncern Naftowy Orlen SA                               13,380          64
Browary y Zywiec SA                                              984          57
KGHM Polska Miedz SA                                          14,450          47
Fabryka Kotlow Rafako SA                                      27,790          45
ComputerLand SA (b)                                              930          25
Elektrim Spolka Akcyjna SA (b)                                 9,925          22
BRE Bank SA                                                      700          21
Mostostal-Export SA                                            7,305           4
                                                                        --------
                                                                             600
                                                                        --------
Romania 1.1%
Romanian Investment Fund (b)                                     202          75
Society Generale Romania Fund (b)                              1,238          63
Romanian Growth Fund                                          24,300          25
                                                                        --------
                                                                             163
                                                                        --------
Russia 4.8%
Surgutneftegaz SP - ADR                                       12,500         196
Gazprom (b)                                                  351,645         184
LUKOIL Holding SP - ADR                                        2,900         142
Unified Energy System SP - ADR                                 5,030          79
Elektro Omsk                                                 562,500          75
United Heavy Machinery Uralmash-Izhora Group (b)               5,800          22
Rostelecom SP - ADR (b)                                        1,666           9
Samson (b)                                                    25,791           5
                                                                        --------
                                                                             712
                                                                        --------
Saudi Arabia 0.9%
Saudi Arabia Investment Fund                                  10,000         134
                                                                        --------
South Africa 4.3%
Impala Platinum Holdings Ltd.                                  3,570         167
Sasol Ltd.                                                    11,536         101
Anglo American PLC                                             4,649          71
Liberty Group Ltd.                                            12,916          59
FirstRand Ltd.                                                83,460          52
Barloworld Ltd. (b)                                            8,200          40
Nedcor Ltd.                                                    3,100          32
M-Cell Ltd.                                                   23,500          26
Comparex Holdings Ltd. (b)                                    24,100          23
Tiger Brands Ltd.                                              3,000          15
DataTec Ltd. (b)                                               8,200          14


           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 95

Structured Emerging Markets Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                              Shares      (000s)

Dimension Data Holdings PLC (b)                               12,050   $     14
Pick'n Pay Stores Ltd.                                         8,900          8
Sanlam Ltd.                                                    7,300          6
Shoprite Holdings Ltd.                                        11,353          6
Pepkor Ltd. (b)                                                7,540          3
Tradehold Ltd. (b)                                            11,800          3
                                                                       --------
                                                                            640
                                                                       --------
South Korea 4.3%
Samsung Electronics Co. Ltd.                                     580        124
Hyundai Motor Co. Ltd.                                         3,750         77
Pohang Iron & Steel Co. Ltd.                                     780         73
Samsung Fire & Marine Insurance                                1,244         53
SK Telecom Co. Ltd.                                              250         51
LG Chemical Ltd. SP - GDR (b)                                  2,508         42
Korea Electric Power Corp.                                     2,120         35
Trigem Computer, Inc.                                          6,372         32
Shinhan Financial Group Co., Ltd. (b)                          2,334         31
Korea Telecom Corp.                                              750         29
LG Electronics, Inc.                                           1,430         27
Samsung Corp.                                                  4,460         25
Daewoo Securities Co. Ltd. (b)                                 1,771         14
LG Household & Health Care Ltd. SP - GDR (b)                     608         13
Hynix Semiconductor, Inc. (b)                                  6,230         12
Korean Air Co. Ltd. (b)                                          651          4
LG Chem Investment Ltd. SP - GDR (b)                             684          4
                                                                       --------
                                                                            646
                                                                       --------
Taiwan 4.8%
R.O.C. Taiwan Fund                                            46,910        223
RF Equity (Bermuda) Ltd. (b)                                  12,470        223
Taiwan Fund, Inc.                                             10,935        128
United Microelectronics Corp. SP - ADR (b)                     9,440         91
Walsin Lihwa Corp. SP - GDR                                   13,106         32
China Steel Corp. SP - GDR                                     2,136         17
Systex Corp. SP - GDR (b)                                      2,378          8
Asia Cement Corp. SP - GDR                                       950          3
Teco Electric & Machinery Co. Ltd. SP - GDR (b)                   42          0
                                                                       --------
                                                                            725
                                                                       --------
Thailand 3.9%
Siam Cement Public Co. Ltd. (b)                                9,700        102
Thai Euro Fund Ltd. (b)                                       13,700         68
BEC World Public Co. Ltd.                                     13,020         62
Advanced Info. Service Public Co. Ltd.                        52,700         49
Bangkok Bank Public Co. Ltd. (b)                              37,000         41
Delta Electronics Public Co. Ltd.                             67,200         40
PTT Exploration & Production Public Co. Ltd.                  15,180         38
Shin Corp. Public Co. Ltd. (b)                                91,480         32
Thai Farmers Bank Public Co. Ltd. (b)                         64,900         32
Telecomasia Corp. Public Co. Ltd. (b)                        158,868         29
Siam City Cement Public Co. Ltd.                               8,600         28
Siam Makro Public Co. Ltd.                                    24,200         21
Hana Microelectronics Public Co. Ltd.                         13,400         19
United Communication Industry Public Co. Ltd. (b)             41,800         17
                                                                       --------
                                                                            578
                                                                       --------
Turkey 5.8%
Anadolu Efes Biracilik ve Malt Sanyii AS                   4,363,966        108
Koc Holding AS                                             4,028,250        105
Turkcell Iletisim Hizmet AS SP - ADR (b)                       4,349         89
Turkiye Is Bankasi `C'                                    13,785,250         77
Yapi ve Kredi Bankasi AS (b)                              24,445,740         75
Haci Omer Sabanci Holding AS (b)                          13,219,626         72
Akbank TAS                                                20,656,806         65
Petrol Ofisi AS (b)                                        1,300,004         55
Migros Turk TAS                                              627,568         54
Tupras-Turkiye Petrol Rafinerileri AS                      5,360,000         45
Dogan Sirketler Grubu Holding AS (b)                      21,721,483         34
Turkcell Iletisim Hizmetleri AS (b)                        3,961,766         34
Eregli Demir Ve Celik Fabrikalari TAS (b)                  1,482,609         19
Netas Northern Electric Telekomunikasyon AS                  324,800         11
Aktas Elektrik Ticaret AS (b)                                 82,000          8
Vestel Elektronik Sanayi ve Ticaret AS (b)                 3,220,000          8
Ak Enerji Elektrik Uretimi Otoproduktor Gruba AS (b)         158,333          5
                                                                       --------
                                                                            864
                                                                       --------
Venezuela 0.7%

Compania Anonima Nacional Telefonos
     de Venezuela SP- ADR                                      7,852      $ 110
                                                                       --------


Zimbabwe 3.5%

Old Mutual PLC                                                53,600        350
Delta Corp. Ltd.                                              99,888         60
Barclays Bank of Zimbabwe                                    105,500         47
Interfresh Ltd. (b)                                          529,700         29
Econet Wireless Holdings Ltd. (b)                            157,000         28
OK Zimbabwe (b)                                              332,351          9
Zimsun                                                        38,806          2
                                                                       --------
                                                                            525
                                                                       --------
Total Common Stocks                                                      15,550
                                                                       --------
(Cost $18,469)

-------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 27.9%
-------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)

Repurchase Agreements 28.3%

State Street Bank
     1.550% due 01/02/2002                                   $ 4,240      4,240
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 0.000% due 02/15/2002 valued
     at $4,326. Repurchase proceeds are $4,240.)
                                                                       --------
Total Short-Term Instruments                                              4,240
                                                                       --------
(Cost $4,240)

Total Investments (a) 132.0%                                           $ 19,790
(Cost $22,709)

Other Assets and Liabilities (Net) (32.0%)                               (4,798)
                                                                       --------

Net Assets 100.0%                                                      $ 14,992
                                                                       --------


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                         $  3,056

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (5,975)
                                                                       --------
Unrealized depreciation-net                                            $ (2,919)
                                                                       --------

(b) Non-income producing security.

96 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

   Schedule of Investments

   Tax-Efficient Structured Emerging Markets Fund
   December 31, 2001 (Unaudited)

                                                                          Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
     COMMON STOCKS 98.9%
--------------------------------------------------------------------------------

Argentina 2.2%
Perez Companc SA `B'                                         439,031    $    563
Siderca SAIC                                                 241,910         412
Molinos Rio de la Plata SA (b)                               223,674         315
Transportadora de Gas del Sur SA                             145,232         140
Telecom Argentina SA `B'                                      92,070         123
BBVA Banco Frances SA                                         51,719         113
Grupo Financiero Galicia `B'                                 185,591          64
Renault Argentina SA (b)                                     252,370          33
Siderar SAIC `A' (b)                                           9,003           7
                                                                        --------
                                                                           1,770
                                                                        --------
Baltic Nations 1.3%
Societe Generale Baltic Republic (b)                          10,007         697
AS Eesti Telekom SP - GDR `S'                                 27,200         328
                                                                        --------
                                                                           1,025
                                                                        --------
Botswana 1.0%
Sechaba Breweries Ltd.                                       382,400         437
Standard Chart Bank Botswana                                 403,350         271
Sefalana Holding Co. Ltd.                                     93,100         106
                                                                        --------
                                                                             814
                                                                        --------
Brazil 4.6%
Petroleo Brasileiro SA SP - ADR                               30,000         667
Companhia de Bebidas das Americas (b)                      2,525,000         497
Empresa Brasileira de Aeronautica SA                          85,000         480
Petroleo Brasileiro SA                                        16,100         366
Telecomunicacoes Brasileiras SA SP - ADR                       8,880         355
Itausa-Investimentos Itau SA                                 305,415         287
Banco Itau SA                                              3,060,000         233
Banco Bradesco SA                                         41,543,090         225
Tele Norte Leste Participacoes SA SP - ADR                    13,185         206
Telesp Celular Participacoes SA (b)                       35,920,702         132
Souza Cruz SA                                                 16,000          98
Brasil Telecom SA                                         13,802,944          79
Mahle Cofap                                                   18,327          35
Globo Cabo SA (b)                                             53,000          19
Telecomunicacoes de Sao Paulo SA                              23,466           0
Telefonica Data Brasil Holding (b)                            23,466           0
                                                                        --------
                                                                           3,679
                                                                        --------
Bulgaria 0.2%
Framlington Bulgaria Fund (b)                                 44,260         139
                                                                        --------
Cayman Islands 1.0%
Vietnam Enterprise Investment Ltd. `C'                       750,000         788
                                                                        --------
Chile 4.4%
Compania de Telecomunicaciones
  de Chile SA SP - ADR (b)                                    39,996         538
Banco Santiago SA SP - ADR                                    17,200         383
Masisa SA SP - ADR                                            27,900         361
Banco Santander Chile SP - ADR                                15,200         283
Empresa Nacional de Electricidad SA SP - ADR                  25,100         261
Enersis SA SP - ADR                                           18,907         251
Cristalerias de Chile SP - ADR                                13,100         247
Distribucion y Servicios D&S SA SP - ADR                      18,800         246
Vina Concha Y Toro SA SP - ADR                                 6,200         223
Sociedad Quimica y Minera de Chile SA SP - ADR                 7,564         184
Compania Cervecerias Unidas SA SP - ADR                        7,800         139
Administradora de Fondos
  de Pensiones Provida SA SP - ADR                             3,800         105
Genesis Chile Fund Ltd. (b)                                    3,400          97
Quinenco SA SP - ADR (b)                                      10,900          80
Embotelladora Andina SA SP - ADR `B'                           8,700          69
Embotelladora Andina SA SP - ADR `A'                           4,200          41
Madeco SA SP - ADR (b)                                        12,600          32
                                                                        --------
                                                                           3,540
                                                                        --------
China 4.3%
China Mobile (Hong Kong) Ltd. (b)                            218,900         771
Shanghai New Asia Group Co. Ltd. `B' (b)                     574,800         480
China Merchants Shekou Holdings Co. Ltd.                     463,518         424
Shanghai Diesel Engine Co. Ltd. `B'                          534,000         415
Shanghai Lujiazhui Finance &
  Trade Zone Development Co. Ltd. `B' (b)                    352,000         326
PetroChina Co. Ltd. `H'                                    1,122,300         199
China Petroleum & Chemical Corp. `H'                       1,090,000         150
Legend Holdings Ltd.                                         280,000         143
Sinopec Yizheng Chemical Fibre Co. Ltd. `H' (b)            1,140,000         139
Sinopec Shanghai Petrochemical Co. Ltd. `H' (b)            1,420,000         127
Dazhong Transportation (Group) Ltd. `B'                      129,000         123
Maanshan Iron & Steel Co. Ltd. `H' (b)                     1,336,000         103
China Resources Enterprise Ltd. (b)                           72,000          67
                                                                        --------
                                                                           3,467
                                                                        --------
Colombia 0.3%
Bancolombia SA SP - ADR                                       73,400         115
Gran Cadena Almacenes SP - ADR (b)                           118,100         102
Carulla Vivero SA SP - ADR                                    41,200          38
Cementos Diamante SA SP - GDR (b)                              9,700           7
                                                                        --------
                                                                             262
                                                                        --------
Croatia 0.9%
Pliva d.d. SP - GDR `S'                                       52,250         541
Zagrebacka Banka d.d. SP - GDR `S'                             8,400         193
                                                                        --------
                                                                             734
                                                                        --------
Czech Republic 2.4%
Cesky Telekom AS SP - GDR (b)                                 67,030         683
Philip Morris CR AS                                            2,000         477
Komercni Banka AS SP - GDR (b)                                25,011         243
Ceske Energeticke Zavody AS (b)                              110,385         239
Unipetrol AS (b)                                             123,800         161
Ceske Radiokomunikace AS SP - GDR                              9,500          99
ZDB (b)                                                       12,178          16
                                                                        --------
                                                                           1,918
                                                                        --------
Egypt 2.1%
Egyptian Co. for Mobile Services (b)                          44,606         325
Orascom Construction Industries (b)                           40,293         273
Suez Cement Co.                                               36,550         257
Commercial International Bank                                 41,199         251
Egyptian International Pharmaceutical Industries Co.          75,401         143
Eastern Co. for Tobacco & Cigarettes                          14,205         129
Egyptian Media Production (b)                                 33,388          88
Al Ahram Beverages Co. SAE (b)                                 9,300          70
Alexandria National Iron & Steel Co. (b)                       2,546          61
Oriental Weavers Co.                                           9,070          58
Misr International Bank                                        5,770          26
                                                                        --------
                                                                           1,681
                                                                        --------
Ghana 0.5%
Ashanti Goldfields Co. Ltd. SP - GDR (b)                      60,366         257
Aluworks Ghana Ltd.                                          114,300          68
Unilever Ghana Ltd.                                          135,040          43
Mobil Oil Ghana Ltd.                                          10,174          26
Standard Chartered Bank Ghana Ltd.                             5,500          16
SSB Bank Ltd. (b)                                             47,400          14
                                                                        --------
                                                                             424
                                                                        --------
Hungary 4.3%
Magyar Tavkozlesi Rt. SP - ADR                                67,200       1,142
OTP Bank Rt.                                                  10,871         653
MOL Magyar Olaj-es Gazipari Rt.                               31,475         569
Gedeon Richter Rt.                                             9,100         498
Antenna Hungaria Rt. (b)                                      13,970         131
BorsodChem Rt.                                                 6,964         118
Demasz Rt.                                                     2,700          94
Inter-Europa Bank Rt.                                         23,900          83
Danubius Hotel and Spa Rt.                                     6,300          80
RABA Rt.                                                      10,197          56
                                                                        --------
                                                                           3,424
                                                                        --------
India 3.9%
India Fund, Inc. (b)                                         116,300       1,105
Reliance Industries Ltd. SP - GDR                             29,700         404
Morgan Stanley India Investment Fund                          43,186         374
UTI India IT Fund (b)                                         24,300         300
Hindalco Industries Ltd. SP - GDR                             13,017         166
HDFC Bank Ltd. SP - ADR (b)                                   11,100         162
Mahanagar Telephone Nigam Ltd. SP - ADR (b)                   20,400         123
State Bank of India SP - GDR                                  10,000          83
ITC Ltd. SP - GDR                                              5,133          80
BSES Ltd. SP - GDR (b)                                         4,000          60
ICICI Bank Ltd.                                               12,700          60
Videsh Sanchar Nigam Ltd. SP - ADR                             5,300          51
Indo Gulf Corp. Ltd. SP - GDR (b)                             55,000          39
Ranbaxy Laboratories Ltd. SP - GDR                             2,400          38
CESC Ltd. SP - GDR (b)                                       109,800          27
Tata Electric Cos. SP - GDR                                      100          20
                                                                        --------
                                                                           3,092
                                                                        --------

          See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 97

Tax-Efficient Structured Emerging Markets Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------



Indonesia 4.3%
PT Hanjaya Mandala Sampoerna Tbk.                          1,841,500      $  567
PT Gudang Garam                                              628,500         523
PT Telekomunikasi Indonesia                                1,654,320         509
PT Bank Central Asia Tbk.                                  2,280,000         323
PT Astra International, Inc. (b)                           1,584,000         297
PT Unilever Indonesia                                        188,230         296
PT Indocement Tunggal Prakarsa (b)                         3,655,500         246
PT Indofood Sukses Makmur                                  3,714,500         223
PT Indosat (Persero)                                         175,000         159
PT Bank Pan Indonesia Tbk.                                 8,575,000         153
PT Indah Kiat Pulp & Paper Corp. (b)                       6,768,221          76
PT Mayora Indah (b)                                          553,000          17
                                                                        --------
                                                                           3,389
                                                                        --------
Israel 3.6%
Teva Pharmaceutical Industries Ltd.                           16,558       1,017
Bezek Israeli Telecommunication Corp. Ltd. (b)               324,159         438
Bank Hapoalim Ltd.                                           147,266         317
Israel Chemicals Ltd.                                        245,581         264
Migdal Insurance Holdings (b)                                200,322         255
NICE Systems Ltd. (b)                                         10,356         169
Bank Leumi Le-Israel                                          85,866         166
Makhteshim-Agan Industries Ltd. (b)                           74,374         153
Koor Industries Ltd.                                           2,843          94
                                                                        --------
                                                                           2,873
                                                                        --------
Italy 0.2%
IDB Holding Corp. Ltd.                                         5,850         160
                                                                        --------
Kenya 0.4%
Kenya Airways Ltd.                                         1,559,600         145
Uchumi Supermarket Ltd.                                      156,500          63
Firestone East Africa Ltd.                                   359,250          32
Kenya Power & Lighting Co. Ltd. (b)                           87,600          21
National Industrial Credit Bank                               83,660          16
Athi River Mining Ltd. (b)                                   304,400          15
Sasini Tea & Coffee Ltd.                                      51,620          10
Kenya Commercial Bank Ltd. (b)                                45,006           9
                                                                        --------
                                                                             311
                                                                        --------
Malaysia 4.5%
Malayan Banking Bhd.                                         191,100         417
Sime Darby Bhd.                                              268,000         346
Tenaga Nasional Bhd.                                         112,000         315
Telekom Malaysia Bhd.                                        112,000         304
YTL Corp. Bhd.                                               236,640         300
Petronas Gas Bhd.                                            147,000         290
British American Tobacco Malaysia Bhd.                        29,000         282
Genting Bhd.                                                 101,100         279
Public Bank Bhd.                                             406,000         267
Hong Leong Credit Bhd.                                       108,500         156
IOI Corp. Bhd.                                               153,000         155
Gamuda Bhd.                                                  119,000         142
Commerce Asset-Holding Bhd.                                   50,000          97
Leader Universal Holdings Bhd. (b)                           712,000          97
Magnum Corp. Bhd.                                            139,380          78
Renong Bhd. (b)                                              343,000          69
Aokam Perdana Bhd. (b)                                        35,733           6
                                                                        --------
                                                                           3,600
                                                                        --------
Mauritius Island 0.7%
Mauritius Commercial Bank                                     40,685         110
State Bank of Mauritius Ltd.                                 308,949         107
The United Basalt Products Ltd.                               90,200          92
New Mauritius Hotels Ltd.                                    102,600          86
Rogers & Co. Ltd.                                             22,600          49
Shell Mauritius Ltd.                                          32,000          42
Mon Tresor & Mon Desert Ltd.                                  27,800          40
Sun Resorts Ltd. `A'                                          24,761          31
Air Mauritius Ltd.                                            45,200          16
Ireland Blyth Ltd.                                            34,809          13
                                                                        --------
                                                                             586
                                                                        --------
Mexico 4.5%
Telefonos de Mexico SA de CV `L'                             339,610         589
Cemex SA de CV `CPO'                                         102,626         516
Grupo Financiero BBVA Bancomer, SA de CV `O' (b)             506,000         461
Wal-Mart de Mexico SA de CV `V'                              137,247         375
Carso Global Telecom `A1' (b)                                147,000         318
Grupo Carso SA de CV `A1' (b)                                 89,000         296
America Movil SA de CV                                       301,940         290
Alfa SA `A'                                                  186,000         206
Grupo Televisa SA `CPO' (b)                                   80,000         170
Grupo Bimbo SA de CV `A'                                      75,777         150
Coca-Cola Femsa, SA de CV `L'                                 45,000          90
Kimberly-Clark de Mexico, SA de CV `A'                        25,000          75
Nuevo Grupo Mexico SA `B'                                     66,000          65
Grupo Situr SA de CV `B' (b)                                 759,751           0
                                                                        --------
                                                                           3,601
                                                                        --------
Morocco 2.1%
Omnium Nord Africain SA                                        6,602         595
Banque Commercial du Maroc                                     3,610         243
Samir                                                          4,826         223
Banque Marocaine du Commerce Exterieur                         4,220         161
Cimenterie de I'Oriental                                       2,082         145
Societe des Brasseries du Maroc                                1,802         133
Wafabank                                                       1,372          91
Ciments du Maroc                                                 925          58
Lesieur Cristal                                                  509          44
                                                                        --------
                                                                           1,693
                                                                        --------
Peru 4.3%
Credicorp Ltd.                                               108,432         949
Compania de Minas Buenaventura SA SP - ADR                    32,603         676
Cementos Lima SA                                              40,683         473
Compania de Minas Buenaventura SA `B'                         46,453         471
Union de Cerveceria Backus y Johnston SAA `I'                969,179         259
Banco Continental (b)                                        612,667         238
Edegel SA                                                    765,778         158
Southern Peru Copper Corp.                                    11,000         127
Banco Wiese Sudameris (b)                                  1,253,697          53
                                                                        --------
                                                                           3,404
                                                                        --------
Philippines 4.3%
San Miguel Corp. `B'                                         753,010         766
Metropolitan Bank & Trust Co. (b)                            136,250         541
Philippine Long Distance Telephone Co.                        64,250         520
Ayala Corp.                                                5,143,984         469
SM Prime Holdings, Inc.                                    2,591,000         316
Petron Corp. (b)                                          10,489,500         293
Manila Electric Co. `B'                                      280,145         160
Benpres Holdings Corp. (b)                                13,267,000         154
ABS-CBN Broadcasting Corp.                                   218,031         100
International Container Terminal Services, Inc. (b)        1,198,000          49
Equitable PCI Bank, Inc.                                     100,100          48
Ayala Land, Inc.                                             191,069          18
Metro Pacific Corp. (b)                                    1,686,000          10
                                                                        --------
                                                                           3,444
                                                                        --------
Poland 4.4%
Telekomunikacja Polska SA SP - GDR                           193,200         676
Bank Polska Kasa Opieki SA (b)                                30,500         615
Polski Koncern Naftowy Orlen SA                               68,385         328
Prokom Software SA                                            10,529         281
Orbis SA (b)                                                  52,700         234
Agora SA (b)                                                  17,037         221
Bank Zachodni WBK SA (b)                                      14,905         188
BRE Bank SA                                                    5,760         171
ComputerLand SA (b)                                            6,090         161
Browary y Zywiec SA                                            2,468         143
KGHM Polska Miedz SA                                          43,640         143
Telekomunikacja Polska SA SP - ADR                            35,400         125
Bank Handlowy w Warszawie SA                                   6,120          99
KGHM Polska Miedz SA SP - GDR                                 11,300          74
Elektrim Spolka Akcyjna SA (b)                                23,940          54
                                                                        --------
                                                                           3,513
                                                                        --------
Romania 0.6%
Society Generale Romania Fund (b)                              5,212         266
Romanian Investment Fund (b)                                     513         191
Romanian Growth Fund                                          28,700          29
                                                                        --------
                                                                             486
                                                                        --------
Russia 4.6%
Surgutneftegaz SP - ADR                                       71,300       1,116
Gazprom (b)                                                1,226,855         640
LUKOIL Holding SP - ADR                                       13,050         639
Unified Energy System SP - ADR                                40,700         639
United Heavy Machinery SP - ADR (b)                           47,000         179
Vimpel-Communications SP - ADR (b)                             6,500         169
Mosenergo SP - ADR                                            26,500         110
Elektro Omsk                                                 562,500          75
Irkutskenergo SP - ADR                                        11,500          47
Trading House TSUM SP - ADR (b)                                3,800          21
Samson (b)                                                    60,400          12
                                                                        --------
                                                                           3,647
                                                                        --------


98 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                         Value
                                                               Shares    (000s)
--------------------------------------------------------------------------------

Saudi Arabia 1.1%
Saudi Arabia Investment Fund                                  64,500       $ 867
                                                                        --------
South Africa 4.3%
Sasol Ltd.                                                    80,000         703
Anglo American PLC                                            45,555         696
Impala Platinum Holdings Ltd.                                 12,601         591
Anglo American Platinum Corp. Ltd.                            10,500         389
FirstRand Ltd.                                               274,100         170
Tiger Brands Ltd.                                             30,600         153
Nedcor Ltd.                                                   13,083         135
Sanlam Ltd.                                                  170,000         130
Barloworld Ltd. (b)                                           20,700         101
ABSA Group Ltd.                                               33,490          98
Pick'n Pay Stores Ltd.                                        95,360          86
M-Cell Ltd.                                                   47,300          52
Pepkor Ltd. (b)                                              135,323          51
Comparex Holdings Ltd. (b)                                    33,600          32
Dimension Data Holdings PLC (b)                               18,270          22
DataTec Ltd. (b)                                              12,100          20
Liberty Group Ltd.                                             3,750          17
Tradehold Ltd. (b)                                            41,193          11
                                                                        --------
                                                                           3,457
                                                                        --------
South Korea 5.0%
Samsung Electronics Co. Ltd.                                   3,228         688
Pohang Iron & Steel Co. Ltd.                                   4,490         419
Korea Fund, Inc.                                              30,000         390
Samsung Fire & Marine Insurance                                7,400         317
Kookmin Bank SP - ADR (b)                                      7,785         303
Shinhan Financial Group Co., Ltd. (b)                         18,106         243
Hyundai Motor Co. Ltd.                                        11,150         229
SK Telecom Co. Ltd. SP - ADR                                  10,141         219
Trigem Computer, Inc.                                         43,724         219
Korea Electric Power Corp.                                     8,720         145
LG Electronics, Inc.                                           7,603         144
Samsung Corp.                                                 21,470         119
Korea Telecom Corp.                                            3,050         116
Daewoo Securities Co. Ltd. (b)                                14,727         115
Hite Brewery Co. Ltd.                                          1,950          80
SK Telecom Co. Ltd.                                              370          76
Korean Air Co. Ltd. (b)                                        7,435          46
Hynix Semiconductor, Inc. (b)                                 18,780          35
LG Chemical Ltd. SP - GDR (b)                                  2,112          35
LG Household & Health Care Ltd. SP - GDR (b)                     512          11
LG Chem Investment Ltd. SP - GDR (b)                           1,067           7
                                                                        --------
                                                                           3,956
                                                                        --------
Taiwan 5.7%
RF Equity (Bermuda) Ltd. (b)                                 111,530       1,590
United Microelectronics Corp. SP - ADR (b)                    83,690         803
Taiwan Fund, Inc.                                             64,700         760
R.O.C. Taiwan Fund                                           141,800         674
Macronix International Co. Ltd. SP - ADR (b)                  17,376         134
Acer, Inc.                                                    38,702         107
Walsin Lihwa Corp. SP - GDR                                   41,897         104
China Steel Corp. SP - GDR                                    11,273          89
Synnex Technology International Corp. SP - GDR                16,300          89
Uni-President Enterprises Co. (b)                             20,295          74
Yageo Corp. SP - GDR (b)                                      18,352          67
Evergreen Marine Corp. SP - GDR (b)                           14,280          51
Teco Electric & Machinery Co. Ltd. SP - GDR (b)                6,968          22
Systex Corp. SP - GDR (b)                                      4,730          15
                                                                        --------
                                                                           4,579
                                                                        --------
Thailand 4.4%
Thai Euro Fund Ltd. (b)                                      207,250       1,031
Land & House Public Co. Ltd. (b)                             414,400         365
Delta Electronics Public Co. Ltd.                            599,370         357
Advanced Info. Service Public Co. Ltd.                       321,000         296
BEC World Public Co. Ltd.                                     59,300         283
Thai Farmers Bank Public Co. Ltd. (b)                        384,400         189
Bangkok Bank Republic Co. Ltd. (b)                           225,100         186
Shin Corp. Public Co. Ltd. (b)                               488,000         172
PTT Exploration & Production Public Co. Ltd.                  52,520         133
Hana Microelectronics Public Co. Ltd.                         83,000         120
Banpu Public Co. Ltd.                                        169,800          99
Krung Thai Bank Public Co. Ltd. (b)                          332,670          84
Thailand International Fund (b)                                   15          80
Land & House Public Co. Ltd. - Warrant (b)                   207,200          71
Siam Makro Public Co. Ltd.                                    73,900          63
Telecomasia Corp. Public Co. Ltd. (b)                         96,347           0
                                                                        --------
                                                                           3,529
                                                                        --------

                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------

Turkey 4.2%
Anadolu Efes Biracilik ve Malt Sanyii AS                  20,264,478       $ 501
Turkiye Is Bankasi `C'                                    78,806,548         438
Koc Holding AS                                            14,120,333         368
Petrol Ofisi AS (b)                                        6,797,050         289
Yapi ve Kredi Bankasi AS (b)                              93,267,600         285
Tupras-Turkiye Petrol Rafinerileri AS                     29,657,550         249
Migros Turk TAS                                            2,501,250         215
Turkcell Iletisim Hizmet AS SP - ADR (b)                       8,143         167
Akbank TAS                                                50,816,592         160
Turkcell Iletisim Hizmetleri AS (b)                       18,234,110         156
Dogan Sirketler Grubu Holding AS (b)                      77,283,936         121
Eregli Demir Ve Celik Fabrikalari TAS (b)                  7,847,000          98
Turk Hava Yollari Anonim Ortakligi (b)                    16,448,526          88
Arcelik AS                                                 6,962,400          73
Netas Northern Electric Telekomunikasyon AS                1,764,000          62
Vestel Elektronik Sanayi ve Ticaret AS (b)                15,295,000          39
Aktas Elektrik Ticaret AS (b)                                198,000          20
                                                                        --------
                                                                           3,329
                                                                        --------
Venezuela 0.5%
Compania Anonima Nacional Telefonos de Venezuela SP - ADR     25,834         363
                                                                        --------
Zimbabwe 1.8%
Old Mutual PLC                                               108,200         706
Interfresh Ltd. (b)                                        3,379,000         183
Wankie Colliery Co. Ltd. (b)                               1,565,500         169
Barclays Bank of Zimbabwe                                    370,900         166
Delta Corp. Ltd.                                             218,500         132
Econet Wireless Holdings Ltd. (b)                            380,800          67
OK Zimbabwe (b)                                              727,002          20
Zimsun                                                        84,887           4
                                                                        --------
                                                                           1,447
                                                                        --------
Total Common Stocks                                                       78,991
(Cost $82,414)                                                          --------



--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 0.4%
--------------------------------------------------------------------------------
                                                            Principal
                                                             Amount
                                                             (000s)

Repurchase Agreements 0.4%
State Street Bank
1.550% due 01/02/2002                                          $ 343         343
(Dated 12/31/2001. Collateralized by
Fannie Mae 4.100% due 09/12/2003 valued at$351.
Repurchase proceeds are $343.)
                                                                        --------
Total Short-Term Instruments                                                 343
                                                                        --------
(Cost $343)

Total Investments (a) 99.3%                                             $ 79,334
(Cost $82,757)

Other Assets and Liabilities (Net) 0.7%                                      563
                                                                       ---------
Net Assets 100.0%                                                       $ 79,897
                                                                       ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation for
all investments in which there was an excess of
value over tax cost.                                                    $ 14,902

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                    (18,325)
                                                                       ---------
Unrealized depreciation-net                                            $ (3,423)
                                                                       ---------

(b) Non-income producing security.

See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 99

Schedule of Investments
Asset Allocation Fund
December 31, 2001 (Unaudited)

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
   PIMCO FUNDS 99.6% (b)
--------------------------------------------------------------------------------

Total Return                                               1,507,765    $ 15,772
StocksPLUS                                                   752,726       7,610
Select International                                       1,109,043       4,924
Renaissance                                                  194,019       4,016
Value                                                        222,955       3,433
Target                                                       113,558       1,898
Mid-Cap                                                       93,405       1,820
Opportunity                                                  111,282       1,675
Small-Cap Value                                               83,835       1,649
Capital Appreciation                                          94,391       1,566
High Yield                                                   161,731       1,514
Growth                                                        77,578       1,512
Foreign Bond                                                  97,435       1,019
                                                                        --------
Total Investments (a) 99.6%                                             $ 48,408
                                                                        --------
(Cost $50,827)

Other Assets and Liabilities (Net) 0.4%                                      171
                                                                        --------
Net Assets 100.0%                                                       $ 48,579
                                                                        --------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                          $  2,048
                                                                        --------
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (4,467)
                                                                        --------
Unrealized depreciation-net                                             $ (2,419)
                                                                        --------
(b) Institutional Class shares of each PIMCO Fund.


          100 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Notes to Financial Statements

December 31, 2001 (Unaudited)




1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Basic Value and Asset Allocation Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Value Fund - $18,010; Renaissance Fund - $277,039; Growth & Income Fund - $1,555; Target Fund - $41,689; Healthcare Innovation Fund - $18; Global Innovation Fund - $2,517; Select International Fund - $48,393; Capital Appreciation Fund - $11,293; Equity Income Fund - $2,422; Basic Value Fund - $23; Small-Cap Value Fund - $5,550; Tax-Efficient Equity Fund - $694; Structured Emerging Markets Fund - $20,851; and Tax-Efficient Structured Emerging Markets Fund - $71,306.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

                                   12.31.01 | PIMCO Funds Semi-Annual Report 101

December 31, 2001 (Unaudited)



Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. State Street Bank and Trust Company is authorized to act on behalf of the Trust with respect to the lending of certain securities of the Trust held by State Street as custodian.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Growth & Income, Select Growth and Small-Cap Value Funds; 0.65% for the Opportunity and Innovation Funds; 0.70% for the Healthcare Innovation Fund; 0.75% for the Select International Fund; 1.00% for the Global Innovation Fund; 1.25% for the Micro-Cap Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to PIMCO Advisors under the Trust's Investment Advisory Agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.40% for the Global Innovation Fund; 0.50% for the Select International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Equity Income, Growth & Income and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Equity Income, Growth & Income, and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds.

* PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to PIMCO Advisors a the rate of 0.10%, calculated in the manner specified above.

102 PIMCO Funds Semi-Annual Report | 12.31.01

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees, which are retained by each respective fund, are accounted for as an addition to paid in capital. Any shares of these Funds acquired through June 30, 1998 will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange).

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                                              Effective Rate
                                                        ------------------------
                                                        Distribution   Servicing
                                                             Fee (%)     Fee (%)
--------------------------------------------------------------------------------

Class A
All Funds                                                        --         0.25

Class B
All Funds                                                      0.75         0.25

Class C
All Funds                                                      0.75         0.25

Class D
All Funds                                                        --         0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2001 PFD received $10,774,606 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expense; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per shase class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the Global Innovation, Healthcare Innovation and Mega-Cap Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                       Inst'l Class  Admn.Class Class A Class B Class C  Class D
--------------------------------------------------------------------------------
Global Innovation Fund       1.40%      1.65%     1.85%   2.60%   2.60%    1.85%
Healthcare Innovation Fund   0.95%      1.20%     1.45%   2.20%   2.20%    1.45%
Mega-Cap Fund                0.70%       --        --      --      --       --

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management Company, receive an annual retainer of $52,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

                                  12.31.01 | PIMCO Funds Semi-Annual Report 103

 December 31, 2001 (Unaudited)



4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                       Value Fund                       Renaissance Fund                 Growth & Income Fund
                             ---------------------------------  -----------------------------------  -------------------------------
                               Period Ended      Year Ended         Period Ended      Year Ended       Period Ended    Year Ended
                                 12/31/2001      06/30/2001         12/31/2001        06/30/2001        12/31/2001     06/30/2001
                             Shares    Amount Shares    Amount  Shares      Amount Shares    Amount  Shares  Amount Shares   Amount
                             ---------------------------------  -----------------------------------  ------------------------------
Receipts for shares sold
   Institutional Class        1,465  $ 23,475  3,297  $ 50,474   2,873  $   56,711   2,262 $  42,013     334 $ 2,688    422 $ 5,042
   Administrative Class       1,000    15,613    714    10,241     147       2,942     141     2,589   1,212   9,146  3,317  32,113
   Other Classes              8,112   126,580  8,495   124,696  59,189   1,149,915  53,597   973,101   1,580  12,204  2,011  20,520
Shares issued in
reorganization
   Institutional Class            0         0      0         0       0           0       0         0       0       0    174   1,545
   Administrative Class           0         0      0         0       0           0       0         0       0       0      6      55
   Other Classes                  0         0      0         0       0           0       0         0       0       0  3,162  27,758
Issued as reinvestment of
distributions
   Institutional Class          526     7,884     26       360     226       4,574      42       714       5      36    107   1,096
   Administrative Class         396     5,873     17       233      13         258       6        99      27     197      0       0
   Other Classes              1,750    25,803     31       426   5,790     113,553   2,195    36,494      11      86     48     488
Cost of shares redeemed
   Institutional Class       (1,278)  (19,802)(2,829)  (39,189)   (594)    (11,625)   (537)   (9,585)   (110)   (879)  (520) (5,412)
   Administrative Class        (505)   (7,594)  (272)   (3,856)    (60)     (1,133)    (40)     (739)   (179) (1,374)   (26)   (245)
   Other Classes             (3,160)  (49,126)(4,200)  (58,894)(10,987)   (208,040)(15,629) (273,936)   (860) (6,620)  (425) (4,017)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
resulting from
Fund share transactions       8,306  $128,706  5,279  $ 84,491  56,597  $1,107,155  42,037 $ 770,750   2,020 $15,484  8,276 $78,943
------------------------------------------------------------------------------------------------------------------------------------



                                      Innovation Fund            Healthcare Innovation Fund          Global Innovation Fund
                        --------------------------------------- ----------------------------  --------------------------------------
                             Period Ended       Year Ended      Period Ended      Year Ended      Period Ended        Year Ended
                              12/31/2001        06/30/2001         12/31/2001     06/30/2001       12/31/2001        06/30/2001
                         Shares     Amount   Shares      Amount Shares  Amount Shares Amount  Shares     Amount   Shares     Amount
                        --------------------------------------- ----------------------------  --------------------------------------
Receipts for shares sold

   Institutional Class      581  $  12,525      781 $    34,213     0   $    0     0  $  960       2  $      19       11  $     209
   Administrative Class      83      1,852      305      13,031     0        0     0       0       0          0        0          0
   Other Classes         10,731    227,175   36,759   1,861,827   308    2,645   149   1,365  16,021    124,875   31,838    502,465
Shares issued in
reorganization
   Institutional Class        0          0        0           0     0        0     0       0       0          0        0          0
   Administrative Class       0          0        0           0     0        0     0       0       0          0        0          0
   Other Classes              0          0        0           0     0        0     0       0       0          0        0          0
Issued as reinvestment of
distributions
   Institutional Class        0          0       61       3,059     0        0    12     123       0          0        0          1
   Administrative Class       0          0        4         217     0        0     0       0       0          0        0          0
   Other Classes              0         18    8,901     422,859     0        0     0       4       0          0       26        419
Cost of shares redeemed
   Institutional Class     (261)    (5,479)    (521)    (19,077)    0        0     0       0      (5)       (43)     (10)      (126)
   Administrative Class     (76)    (1,766)    (174)     (7,442)    0        0     0       0       0          0        0          0
   Other Classes        (18,173)  (377,089) (29,591) (1,280,080)  (74)    (645)   (6)    (56)(19,000)  (147,943) (12,174)  (146,706)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
resulting from Fund
share transactions       (7,115) $(142,764)  16,525 $ 1,028,607   234   $2,000   155  $2,396  (2,982) $ (23,092)  19,691  $ 356,262
------------------------------------------------------------------------------------------------------------------------------------

104 PIMCO Funds Semi-Annual Report | 12.31.01

               Growth Fund                          Select Growth Fund                           Target Fund
-----------------------------------------------------------------------------------------------------------------------------
    Period Ended          Year Ended          Period Ended         Year Ended        Period Ended           Year Ended
     12/31/2001           06/30/2001           12/31/2001          06/30/2001         12/31/2001            06/30/2001
  Shares     Amount    Shares    Amount     Shares    Amount    Shares    Amount   Shares     Amount     Shares      Amount
-----------------------------------------------------------------------------------------------------------------------------
     204  $   3,826       688  $  16,662       17   $    255       122  $  2,958    2,227   $  38,884        544   $  11,697
     115      2,128        98      2,747        0          0         8       202      155       2,361        101       2,342
   2,905     58,311    13,234    419,217      351      4,944     3,153    72,361    8,425     130,736     35,475     890,566

       0          0         0          0        0          0         0         0        0           0          0           0
       0          0         0          0        0          0         0         0        0           0          0           0
       0          0         0          0        0          0         0         0        0           0          0           0
      10        197        42      1,213        0          0         1        12        0           0        104       2,546
       3         53        37      1,059        0          0         0         1        0           0         38         932
     530     10,096     5,554    160,442        0          0         5       109        0           0     11,210     251,344
    (136)    (2,671)      (68)    (1,831)      (5)       (71)      (27)     (726)     (78)     (1,282)       (92)     (2,120)
     (14)      (260)     (328)    (9,073)      (2)       (27)       (1)      (36)     (20)       (322)       (23)       (586)
 (11,050)  (213,642)  (17,419)  (497,631)  (1,038)   (14,746)     (856)  (15,695) (15,850)   (238,955)   (24,490)   (561,457)
-----------------------------------------------------------------------------------------------------------------------------
  (7,433) $(141,962)    1,838  $  92,805     (677)  $ (9,645)    2,405  $ 59,186   (5,141)  $ (68,578)    22,867   $ 595,264
-----------------------------------------------------------------------------------------------------------------------------

             Opportunity Fund

    Period Ended          Year Ended
     12/31/2001           06/30/2001
  Shares     Amount    Shares     Amount
------------------------------------------
    862    $ 11,973     4,144   $  76,918
    148       1,836       365       9,136
  2,556      40,260     7,658     163,445
      0           0         0           0
      0           0         0           0
      0           0         0           0
      0           0       696      12,806
      0           0       151       2,773
      0           0     4,090      76,983
   (400)     (5,322)     (989)    (17,241)
    (26)       (342)     (369)     (6,780)
 (4,715)    (70,895)   (9,206)   (195,713)
------------------------------------------
 (1,575)   $(22,490)    6,540   $ 122,327
------------------------------------------

        Select International Fund                       Mega-Cap Fund                     Capital Appreciation Fund
----------------------------------------------------------------------------------------------------------------------------
    Period Ended           Year Ended         Period Ended          Year Ended        Period Ended          Year Ended
     12/31/2001            06/30/2001          12/31/2001           06/30/2001         12/31/2001           06/30/2001
 Shares     Amount      Shares    Amount    Shares     Amount    Shares    Amount   Shares    Amount     Shares     Amount
----------------------------------------------------------------------------------------------------------------------------
  2,219   $   9,750      1,954   $ 19,358      0         $0         0       $  0     1,554   $ 25,401     4,275   $  94,371
  1,117       4,815        383      2,021      0          0         0          0     2,040     33,268     4,410     104,482
 31,379     139,390      5,210     27,130      0          0         0          0     4,049     64,281     6,795     140,411
      0           0          0          0      0          0         0          0         0          0         0           0
      0           0      2,937     14,753      0          0         0          0         0          0         0           0
      0           0     13,231     66,215      0          0         0          0         0          0         0           0
      9          39        589      3,946      0          2        39        441        38        621     4,764      98,095
     24         107          0          0      0          0         0          0        22        353     3,291      66,865
     11          49          0          0      0          0         0          0         6         97     3,105      62,115
 (2,259)    (10,036)    (1,447)   (11,946)     0          0         0          0    (1,686)   (27,620)   (7,185)   (161,993)
   (287)     (1,242)       (52)      (274)     0          0         0          0    (1,434)   (22,961)   (2,949)    (61,340)
(33,217)   (149,134)    (4,466)   (23,503)     0          0         0          0    (3,911)   (61,483)   (3,315)    (68,060)
----------------------------------------------------------------------------------------------------------------------------
 (1,004)  $  (6,262)    18,339   $ 97,700      0         $2        39       $441       678   $ 11,957    13,191   $ 274,946
----------------------------------------------------------------------------------------------------------------------------


                  Mid-Cap Fund

      Period Ended            Year Ended
       12/31/2001             06/30/2001
   Shares      Amount     Shares      Amount
----------------------------------------------
   4,339     $ 84,343     13,048    $ 352,854
     702       13,400      4,079      107,330
   3,272       61,118      6,793      171,029
       0            0          0            0
       0            0          0            0
       0            0          0            0
     225        4,259      7,284      176,557
      52          979      2,083       50,107
      65        1,190      3,141       73,605
  (2,800)     (54,191)   (13,977)    (363,007)
  (1,798)     (34,121)    (2,726)     (68,057)
  (3,682)     (68,390)    (5,204)    (133,861)
----------------------------------------------
     375     $  8,587     14,521    $ 366,557
----------------------------------------------

                                   12.31.01 | PIMCO Funds Semi-Annual Report 105

 December 31, 2001 (Unaudited)



4. Shares of Beneficial Interest (Cont.)
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                 Micro-Cap Fund                       Equity Income Fund
                                    ------------------------------------------------------------------------------
                                       Period Ended          Year Ended          Period Ended        Year Ended
                                        12/31/2001           06/30/2001           12/31/2001         06/30/2001
                                    Shares     Amount     Shares    Amount     Shares    Amount   Shares    Amount
                                    ------------------------------------------------------------------------------

Receipts for shares sold
   Institutional Class                 942   $ 19,835     2,818  $ 64,478         189   $ 2,157    1,725   $18,373
   Administrative Class                167      3,537       907    19,963          39       467       46       501
   Other Classes                         0          0         0         0          11       131        0         0

Issued as reinvestment of
distributions
   Institutional Class               1,228     24,926     1,100    23,380         318     3,480      205     2,161
   Administrative Class                121      2,402        42       890           9        98       16       163
   Other Classes                         0          0         0         0           0         4        0         0

Cost of shares redeemed
   Institutional Class              (1,707)   (33,296)   (3,205)  (73,906)     (1,223)  (15,190)    (358)   (3,943)
   Administrative Class               (167)    (3,408)     (345)   (7,738)        (40)     (460)    (454)   (5,359)
   Other Classes                         0          0         0         0           0         0        0         0
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions        584   $ 13,996     1,317  $ 27,067        (697)  $ (9,313)   1,180   $11,896
-------------------------------------------------------------------------------------------------------------------





                                                   Basic Value Fund
                                       -------------------------------------
                                          Period Ended         Year Ended
                                           12/31/2001          06/30/2001
                                        Shares    Amount    Shares    Amount
                                       -------------------------------------
Receipts for shares sold
   Institutional Class                      5       $65         4     $ 51
   Administrative Class                     0         0         0        0
   Other Classes                            0         0         0        0

Issued as reinvestment of
distributions
   Institutional Class                      2        18         5       53
   Administrative Class                     0         0         0        0
   Other Classes                            0         0         0        0

Cost of shares redeemed
   Institutional Class                      0         0         0        0
   Administrative Class                     0        (1)        0        0
   Other Classes                            0         0         0        0
----------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions             7       $82         9     $104
----------------------------------------------------------------------------


                                                        Asset Allocation Fund
                                        -------------------------------------------------
                                              Period Ended                 Year Ended
                                               12/31/2001                  06/30/2001
                                         Shares           Amount        Shares     Amount
                                        -------------------------------------------------
Receipts for shares sold
   Institutional Class                      0           $     0            4    $    46
   Administrative Class                     0                 0            0          0
   Other Classes                          614             5,900          788      8,371

Shares issued in reorganization
   Institutional Class                      0                 0            0          0
   Administrative Class                     0                 0            0          0
   Other Classes                        2,556            24,378            0          0

Issued as reinvestment of distributions
   Institutional Class                      0                 0            1          6
   Administrative Class                     0                 0            0          1
   Other Classes                           35               344          192      2,028

Cost of shares redeemed
   Institutional Class                     (2)              (22)          (5)       (54)
   Administrative Class                     0                 0            0          0
   Other Classes                         (431)           (4,137)        (294)    (3,118)
-----------------------------------------------------------------------------------------
Net increase resulting from
   Fund share transactions              2,772           $26,463          686    $ 7,280
-----------------------------------------------------------------------------------------

106 PIMCO Funds Semi-Annual Report | 12.31.01



       Small-Cap Value Fund                    Tax-Efficient Equity Fund                 Structured Emerging Markets Fund

  Period Ended          Year Ended          Period Ended           Year Ended           Period Ended             Year Ended
   12/31/2001           06/30/2001           12/31/2001            06/30/2001             12/31/2001             06/30/2001
Shares     Amount    Shares     Amount    Shares     Amount     Shares     Amount      Shares      Amount     Shares    Amount


   655  $ 12,487      1,842   $ 32,176         0    $     0          0    $     0           0    $      0        159    $1,200
   628    11,559      1,243     21,297       200      1,873        498      5,504           0           0          0         0
 8,523   154,291      8,533    143,376       360      3,348      1,038     11,529           0           0          0         0

    11       213         37        583         0          0          0          0          33         244        865     6,798
     6       114         24        372         0          0          0          0           0           0          0         0
    69     1,278        232      3,566         0          0          0          0           0           0          0         0

(1,210)  (21,864)    (1,441)   (23,654)        0          0        (41)      (464)     (1,460)    (10,776)      (412)   (3,308)
  (703)  (12,616)    (1,225)   (21,064)     (183)    (1,744)      (615)    (6,872)          0           0          0         0
(5,349)  (97,783)    (7,844)  (126,971)     (613)    (5,671)    (1,020)   (11,220)          0           0          0         0

 2,640  $ 47,679      1,401   $ 29,681      (236)   $(2,194)      (140)   $(1,523)     (1,427)   $(10,532)       612    $4,690
--------------------------------------------------------------------------------------------------------------------------------


  Tax-Efficient Structured Emerging Markets Fund
     Period Ended               Year Ended
      12/31/2001                06/30/2001
  Shares       Amount        Shares       Amount
  ------       ------        ------       ------

     899      $ 9,320         1,501     $ 17,514
       0            0             0            0
       0            0             0            0

     114        1,226           143        1,588
       0            0             0            0
       0            0             0            0

    (249)      (2,602)       (1,222)     (14,139)
       0            0             0            0
       0            0             0            0

     764      $ 7,944           422     $  4,963
------------------------------------------------


5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001, were as follows (amounts in thousands):

                                                Non - U.S. Government/Agency
                                                     Purchases         Sales

Value Fund                                          $  504,086     $  422,578
Renaissance Fund                                     1,850,705        981,179
Growth & Income Fund                                    63,092         49,399
Growth Fund                                            653,599        800,871
Select Growth Fund                                      30,573         41,136
Target Fund                                            749,970        742,826
Opportunity Fund                                       366,742        380,848
Innovation Fund                                      2,075,876      2,250,463
Healthcare Innovation Fund                               4,735          3,159
Global Innovation Fund                                 236,775        266,882
Select International Fund                               43,813         44,470
Mega-Cap Fund                                            1,464          1,415
Capital Appreciation Fund                              440,726        414,177
Mid-Cap Fund                                           925,480        902,254
Micro-Cap Fund                                         124,933        116,192
Equity Income Fund                                       9,343         20,168
Basic Value Fund                                           389            326
Small-Cap Value Fund                                   117,617         70,662
Tax-Efficient Equity Fund                                5,005          6,880
Structured Emerging Markets Fund                         2,681         12,302
Tax-Efficient Structured
   Emerging Markets Fund                                17,001          9,503
Asset Allocation Fund                                   37,113          7,666


6. Risk Factors of the Asset Allocation Fund

Investing in the Underlying Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

     Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

     The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

                                                                             107
                                                  PIMCO Funds Semi-Annual Report
                                                               December 31, 2001

December 31, 2001 (Unaudited)




7. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders (shares and amounts in thousands):



                                                                        Value of                            Total Net       Acquired
                                                                Shares    Shares  Total Net   Total Net     Assets of         Fund's
                                                             Issued by Issued by  Assets of   Assets of     Acquiring     Unrealized
                                                             Acquiring Acquiring   Acquired   Acquiring    Fund After  Appreciation/
Acquiring Fund             Acquired Fund                Date      Fund      Fund       Fund        Fund   Acquisition (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO                      PIMCO
Growth & Income Fund       Equity Income          06/22/2001     3,343   $30,230    $30,230     $48,086       $78,316         $(872)
                           Fund

PIMCO                      PIMCO
Select International Fund  International Fund     05/04/2001    16,168    88,032     88,032      11,177        99,209        (7,064)


PIMCO                      PIMCO
Asset Allocation Fund      90/10 Portfolio        10/26/2001     1,864    17,783     17,783      22,875        47,254        (2,274)

                           PIMCO
                           30/70 Portfolio        10/26/2001       691     6,596      6,596      22,875        47,254             6


108 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $320 billion as of December 31, 2001. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

Trustees and Officers

Stephen J. Treadway,
  President, Chief Executive Officer
  and Trustee

E. Philip Cannon, Trustee

Donald P. Carter, Trustee

Gary A. Childress, Trustee

Kenneth M. Poovey, Trustee

W. Bryant Stooks, Trustee

Gerald M. Thorne, Trustee

Newton B. Schott, Jr., Secretary

John P. Hardaway,
  Treasurer and Financial
  Accounting Officer

Investment Adviser and Administrator

PIMCO Advisors L.P.
888 San Clemente, Suite 100
Newport Beach, California 92660

PIMCO Funds: Access to the highest standard

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors L.P.

PIMCO Advisors manages over $320 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world's leading financial services providers.

Manager                 PIMCO Advisors L.P., 888 San Clemente, Suite 100
                        Newport Beach, CA 92660

Distributor             PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                        Stamford, CT 06902-6896

Custodian               State Street Bank & Trust Company, 801 Pennsylvania,
                        Kansas City, MO 64105


Shareholder             National Financial Data Services, 330 W 9th Street,
Servicing Agent and     4th Floor Kansas City, MO 64105
Transfer Agent

Independent             PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant              Kansas City, MO 64105

Legal Counsel           Ropes & Gray, One International Place,
                        Boston, MA 02110

For Account             For PIMCO Funds account information contact your
Information             financial advisor, or if you receive account
                        statements directly from PIMCO Funds, you can also call 1-800-427-0107.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


[LOGO] PIMCO FUNDS

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

A Quarterly Publication from PIMCO Funds                      WINTER/SPRING 2002

                            Taking a Global Approach

                     RCM FUNDS JOIN THE PIMCO FUNDS FAMILY
                                                    page 2

5Bill Gross on the|6Asset allocation: the |9A manager born|Inside: PIMCO Funds
 U.S. Dollar      | key to diversification| to pick stocks|12.31.01 Semi-Annual
                                                           Report A B C

                                                               [LOGO]PIMCO FUNDS

GLOBAL REACH
LOCAL FOCUS

RCM FUNDS: TAKING INVESTING TO THE NEXT LEVEL

You've heard it all before. We live in a global economy where goods, services and capital are flowing across borders at historic levels. But what does that really mean to you as an investor? Especially now, when competitive pressures and market forces increasingly dictate performance on a worldwide level.

The RCM Funds are a perfect complement to the existing PIMCO Funds lineup.

For one, it means that investment opportunities must always be evaluated in a global context--whether those opportunities are based in the U.S. or elsewhere. However, for an investment approach to be truly "global," it must still encompass regional and country factors, while embracing so much more.

In response to this changing environment, PIMCO Funds Distributors LLC has joined with premier asset management firm Dresdner RCM Global Investors to bring you the RCM Funds. PIMCO Funds Distributors and Dresdner RCM are both members of the Allianz Group, one of the world's largest financial services companies. The RCM Funds are a perfect complement to the existing PIMCO Funds lineup, offering a wide range of global, international, sector and domestic stock portfolios to our shareholders.

A UNIQUE INFRASTRUCTURE

Reflecting an investment culture and heritage that date back to the 19th century, Dresdner RCM has built a formidable worldwide presence. Since the launch of its U.S. operations in 1970, the firm has seen expansion into 12 key world financial centers, supported by a proprietary network of industry contacts and independent investigative reporters that spans nearly 35 countries. Assets under management have kept pace with this growth, totaling $75 billion as of December 31, 2001.

First and foremost, the firm employs a disciplined, globally integrated investment process emphasizing active, bottom-up stock selection to uncover high-quality, attractively valued growth companies. "Central to our philosophy is the belief that fundamental research is the foundation of value-added investing," says Dresdner RCM managing director Andrew Massey. "To that end, our unique infrastructure ensures that analytical teams are strategically positioned throughout the world to conduct proprietary company research, as well as top-down macroeconomic and thematic analysis of market trends."

SIGNALING OPPORTUNITY

Another distinguishing feature of the RCM Funds infrastructure is the segmentation of their research teams into six global sector groups, including business industrials, telecommunications/media, consumer/retail, financial services, healthcare and technology. While analysts at other investment firms are often loosely grouped by market capitalization or by continent, Dresdner RCM analysts bring more specialized industry and regional expertise to the overall research effort. Taken together, this highly disciplined approach recognizes the increasingly global nature of sector fundamentals, competitive barriers and changing market cycles.

As a result, the identification of compelling individual opportunities is facilitated because the ongoing focus is on industries and companies

2 access | Winter/Spring 2002
within those industries that are performing, regardless of their geographic location. This is crucial, because current market or economic conditions within a particular region or country may obscure the existence of attractive opportunities. However, through the continuous flow of relevant industry and product information on a worldwide basis, Dresdner RCM analysts can regularly compare their work with Wall Street expectations, looking for discrepancies that can signal opportunity.

REALITY CHECK

Although Dresdner RCM analyst teams rigorously perform traditional fundamental research, selected situations may call for an added reality check. At the RCM Funds that check is provided by Grassroots(SM) Research, the firm's investigative research division. By uncovering key trends and information, often before they are widely available and, ideally, before the market has factored such information into a stock's price, Grassroots(SM) Research provides a competitive edge as well as a timely and ongoing barometer of critical issues impacting current and prospective investments.

With over 40,000 "real world" industry contacts and 300 field investigators world wide, the level of information sharing is unrivaled. While quantitative research and analytic tools remain critical, Grassroots(SM) Research offers the ultimate acid test, pitting conventional wisdom against local firsthand assessments of far-reaching global themes. The qualitative role of face-to-face observations and broad marketplace studies serves as a catalyst for fresh perspectives, and affords portfolio managers the opportunity to consider new and often unrecognized investment ideas.

MEETING THE CHALLENGE

Far-reaching change at home and abroad is creating a host of new opportunities, making the case for global investing stronger than ever. However, geographical limitations, not to mention cultural, economic and market differences, make it difficult for many asset managers to keep a finger on the global pulse. In taking a truly global approach, and applying it consistently all over the world, RCM Funds meet these challenges across a full line of investment choices. For more information, refer to the RCM Funds overview on page 4, or talk to your financial advisor, who can help you evaluate opportunities with your personal investment plan in mind.

Strategically Positioned Around the World

                                     [MAP]

Dresdner RCM
     Global Investors
..  Offices and
   affiliated offices
..  Grassroots(SM)
   Research

                                                   Winter/Spring 2002 | access 3

PIMCO RCM Funds:
OWN THE WORLD

DOMESTIC FUNDS

PIMCO RCM Large-Cap Growth Fund           A core large-cap growth fund seeking
                                          to invest in the stocks of growth
                                          companies with superior management,
                                          strong balance sheets and
                                          differentiated products or services.

PIMCO RCM Mid-Cap Fund                    A mid-cap growth fund with an
                                          excellent 22-year track record,
                                          emphasizing small to medium-sized U.S.
                                          companies with histori- cally high
                                          growth rates.

PIMCO RCM Tax-Managed Growth Fund         A portfolio made up of U.S. companies
                                          which uses certain invest- ment
                                          techniques designed to reduce taxes.

GLOBAL FUNDS

PIMCO RCM Global Equity Fund              A multi-cap portfolio investing in
                                          both U.S. and foreign compa- nies
                                          demonstrating higher-than-average
                                          growth rates.

PIMCO RCM Global Small-Cap Fund           A growth fund seeking to capitalize on
                                          opportunities in U.S. and foreign
                                          smaller companies.

INTERNATIONAL FUNDS

PIMCO RCM International Growth Equity
Fund                                      A core international holding
                                          emphasizing larger, well-established
                                          companies.

PIMCO RCM Emerging Markets Fund           A diversified vehicle seeking emerging
                                          market companies associat- ed with
                                          favorable investment themes.

PIMCO RCM Europe Fund                     A focused portfolio concentrating on
                                          European growth companies.

SECTOR FUNDS

PIMCO RCM Biotechnology Fund              A specialized healthcare investment
                                          emphasizing growing U.S. biotechnology
                                          companies.

PIMCO RCM Global Technology Fund          A technology portfolio seeking
                                          worldwide opportunities.

PIMCO RCM Global Healthcare Fund          A global healthcare vehicle offering
                                          broad sector exposure, including
                                          pharmaceuticals, biotechnology,
                                          medical devices and health services.

For more information, talk to your financial advisor or call 1-800-426-0107. And make sure to visit our Web site at www.pimcofunds.com.

Past performance is no guarantee of future results. Investing in foreign securities may entail risk due to foreign economic and political developments and risk may be enhanced when investing in emerging markets. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in sector funds may entail greater risk than funds with industry diversification, including higher volatility. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. There is no guarantee that the investment strategies described in this article will work. This material must be accompanied or preceded by a current PIMCO Funds prospectus. Please read it carefully before you invest or send money.

4 access | Winter/Spring 2002

[PHOTO]

Tracking the Fortunes of the U.S. Dollar

While a strong dollar is good for U.S. stocks and bonds, it's not so good for American manufacturers competing globally. In this excerpt from the January issue of his Investment Outlook, Bill Gross examines this and other issues affecting the fortunes of the U.S. dollar.

A STAR PERFORMER

Since the mid-1990s, the trade-weighted dollar has appreciated nearly 35 percent and foreigners have scooped up hundreds of billions of dollars of corporate and Treasury bonds in response. Put another way, foreigners have scooped up hundreds of billions of dollars of corporate and Treasury bonds and the dollar has appreciated nearly 35 percent in response. There is a chicken and egg here, but it is not always easy to know which comes first. What is fairly certain is that the U.S. has been the star performer in the global economy over those same years and because it was, it attracted a huge amount of capital from overseas that helped support our bond markets and keep interest rates lower than they otherwise would have been.

Can it keep on keeping on? The answer lies substantially in the future economic growth rates of the U.S. versus the rest of the world. Despite the bursting of the tech bubble, rock bottom short-term interest rates, and the onset of recession far sooner than in Europe or parts of Asia, the dollar has stayed strong. Most economists share the judgment that while Europe's long-term growth rate should be 2.5 percent a year or so, that of the U.S. will be closer to 3.5 percent.

MANUFACTURERS PAY THE PRICE

An appreciating dollar may be good for securities markets but it wreaks havoc on manufacturers who compete in the global marketplace. The combined market share of General Motors, Ford and Chrysler, for instance, will probably shrink to 63.2 percent for all of 2001 from 71.4 percent in 1997. That 8 percent loss speaks to higher unemployment, lower profits and, yes, slower economic growth--the same growth that investors are counting on to justify a higher level for the U.S. dollar.

The fate of the dollar rests not just on the relative expensiveness of our goods and services, however, but on the perception and ultimate reality of our ability to innovate and produce new products more efficiently. Economists call that productivity; Greenspan calls it the New Age Economy, and investors continue to share in the belief that in the U.S. we do it better. I have my doubts.

If, indeed, we are more productive and remain so, then foreign capital could continue to keep pouring in, supporting the existing level of the dollar as well as our record $400 billion current account deficit. If, as I believe, we are not, then the magic bus may shift to reverse, taking the dollar with it, as well as U.S. stock and long-term bond markets.

A WEAKENING TREND AHEAD

That the strength of the dollar depends, in part, on our status as the world's military superpower and global policeman is just one additional factor to consider going forward. Our success or failure in the War Against Terror will be watched by foreign investors to measure whether the U.S. is truly a safe haven or whether it is as vulnerable as the rest of the world in future years. But the War on Terror notwithstanding, it seems likely to me that the dollar is in the process of peaking and that it can no longer be counted on to positively influence inflation downward, nor to lure foreign investors to our shores in search of a can't miss currency and securities market double play.

This article contains the opinions of the author and does not represent a recommendation of any particular security, strategy or investment product. The author's opinions are subject to change without notice.

                                                   Winter/Spring 2002 | access 5

No Diversification Without

[GRAPHIC]

Two years of back-to-back stock market declines have raised an interesting question. Certainly, we'd all like to know when the market will recover, but beyond that, it's the matter of what makes a diversified portfolio diversified? For many investors, particularly during the "irrational exuberance" of the late 1990s, it meant holding a collection of stock funds that mirrored the broad-market S&P 500 Index and the technology-laden NASDAQ Composite Index. Unfortunately, as many of us have all too painfully seen, this strategy saw an abrupt reversal of fortune, swallowing many of the gains of the previous five years.

Although it's a difficult lesson, the recent bear market has rekindled interest in a basic investing principle that seemed to fall by the wayside: no diversification without asset allocation. Simple enough, but because diversification and asset allocation are so inextricably linked, the relationship between the two is often misunderstood.

ONLY HALF THE STORY

For that reason, it pays to go back beginning. At its core, diver- is "not putting all your eggs basket." In other words, diversification offers you the poten- reduce risk because you're spreading your investment dollars across many different securities--rather than just one or a few--with the idea that gains in some will offset losses in others.

All well and good, but here's why diversification is only half the story. Suppose you have 100% of your money invested in stock funds.

If diversification is not "putting all your eggs in one basket," asset allocation is choosing the right assortment of baskets.

While you may be diversified as far as stocks are concerned, typically you're at the mercy of the direction of the overall market. If the stock market goes up, you'll probably rise with the tide. But if the market on the whole goes down, especially as it did over the past two years, chances are no level of diversification would completely insulate you from the damage. In fact, the only way to avoid it would be if you were prescient enough to invest exclusively in the areas of the stock market that bucked the overall trend, such as small-cap value stocks in 2001.

But that would be defeating the purpose of diversification, particularly if you guessed wrong. So what's an investor to do? The answer is asset allocation.

STAYING THE COURSE

What is asset allocation? In effect, it's having the right assortment of baskets. That's because it's a systematic plan of dividing your money among the various asset classes--predominantly stocks, bonds and cash--based on your investment goals, time horizon, risk tolerance and personal financial considerations. Most of all, asset allocation is not about chasing the latest fad or timing the market. It's about staying the course through consistent exposure across all asset classes. That way,

6 access | Winter/Spring 2002

Asset Allocation

[GRAPHIC]

you give yourself the best chance to achieve true diversification by capturing opportunities and reducing volatility as market cycles ultimately shift from one area to another.

Consider recent events. Although stocks have historically outperformed all other asset classes, bonds decisively outpaced stocks in 2000 and 2001. In contrast, the NASDAQ, which saw skyrocketing returns in 1999, went from first to worst the very next year. And despite the sharp market declines in the aftermath of the terrorist attacks, stocks rebounded to their pre-September 11 levels by year-end while bonds limped to the finish line. True, three years or even three months is a limited sample, but remember, the long term is made up of many short terms. Because of the zigzag nature of different securities over time, all have a place in a diversified portfolio.

ADDING LAYERS

Once you've decided upon an asset allocation, you can further fine-tune your diversification by choosing a mix of investments within the various asset classes. For example, your stock allocation can include domestic and foreign equities, small- and large-caps, growth and value stocks, among others. At the same time, your bond holdings can also benefit from similar efforts. For instance, you can invest in corporate and government bonds, investment-grade and high-yield, short maturities and long maturities. Either way, you will have added several layers of diversity to your portfolio, which may in fact augment the enhanced return and risk mitigation potential of diversification.

Because asset allocation is such a personal decision, it's best planned with the aid of a financial advisor. Your advisor can be an invaluable source of knowledge and guidance, not only in helping you choose a mix of investments, but in making sure those investments work well together in pursuit of your long-term goals. While near-term developments are impossible to predict, diversification has historically smoothed the ups and downs of investing and has proven to be a winning strategy over time.

The Case for Asset Allocation

From year to year, there's no telling which asset classes will be the best and worst performers--a powerful argument for diversifying your portfolio.

           1991     1992         1993           1994        1995     1996       1997      1998     1999      2000       2001

Best      NASDAQ  Small-Cap  International  International  NASDAQ  Large-Cap  Large-Cap  NASDAQ   NASDAQ   Small-Cap   Small-Cap
          56.84%    Value       30.49%          6.24%      39.92%    Growth     Value    39.63%   85.59%     Value       Value
                   29.14%                                            23.12%     35.18%                       22.83%     13.94%

Worst  International International Large-Cap  NASDAQ   International  Bonds International Small-Cap Small-Cap NASDAQ   International
          10.19%       -13.89%      Growth    -3.20%       9.42%      3.63%    0.24%        Value    Value   -39.29%      -22.61%
                                     2.90%                                                 -6.45%   -1.49%

Past performance is no guarantee of future results. Source: Lipper, Inc. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. Diversification does not ensure against loss. This chart is not indicative of the past or future performance of any PIMCO fund. PIMCO Funds are subject to various risks as described in the prospectus including under the headings "Summary of Principal Risks" and "Characteristics and Risks of Securities and Investment Techniques." Please read this information carefully before you invest or send money.

                                                   Winter/Spring 2002 | access 7

Q quick takes

What's happening at PIMCO Funds? Read on for the latest news, including media highlights, fund updates, company announcements and more.

LOOKING FOR DIVIDENDS?

On November 1, 2001, PIMCO Funds introduced retail shares of the PIMCO Equity Income Fund, the #2 rated Equity Income Fund in 2001 according to Lipper, Inc. This Fund, managed by PIMCO's NFJ Investment Group, seeks to provide above-average dividends by investing in the higher yielding portion of the value equity universe. With a forecast of muted equity returns for 2002, this portfolio's dividend yield should provide incremental value in a difficult environment.

[GRAPHIC]

ONE OF 2002'S "BEST INVESTMENTS"

In its January 2002 issue, SmartMoney magazine named PIMCO Total Return Mortgage Fund as one of the best investments for the coming year. Saying that PIMCO has "more expertise in bond funds than nearly anyone else," the article references the Fund's strong historical performance and its concentration on intermediate-duration mortgage-backed securities as reasons for investors to consider making the portfolio a main part of their fixed-income allocation.

[GRAPHIC]

DENNIS MCKECHNIE ON TECHNOLOGY

Although the technology market has been extremely volatile during the past two years, fourth quarter returns rekindled interest in that sector's potential amongst many investors. Dennis McKechnie, manager of PIMCO Innovation and Global Innovation Funds, was called upon frequently to address these issues by both print and television media during this period. For Dennis' current thoughts regarding the tech markets, please visit the PIMCO Funds Web site (www.pimcofunds.com) and read his Innovation newsletter.

BILL GROSS'S MARKET FORECAST

Investors and industry experts alike are always eager to hear what PIMCO CIO Bill Gross is saying about the bond market and the economy. The December 2001 issue of Financial Advisor magazine presented Gross's outlook for 2002 in an article entitled "Managing Portfolios In A 5% World." "Perhaps the most interesting part of Gross's current market forecast," the article reports, "is that it's substantially the same as the one he espoused in June at the Morningstar Investment Conference." At that meeting Gross predicted, "We're moving into an age of what I call diminished expectations. The days of the 10% to 20% returns and expected returns are over. We're moving into a more subdued economy....."

Ask your financial advisor for a reprint of the complete article. You can also read Gross's monthly newsletter Investment Outlook online at www.pimcofunds.com.

Keep current at www.pimcofunds.com

To get the latest updates from PIMCO Funds, be sure to check out the News column on our Home page. There, we'll post breaking news, including any important announcements related to your investments.

Past performance is no guarantee of future results. Articles contain the current opinions of the managers and do not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice.

8 access | Winter/Spring 2002

A Value Investor Hits His Stride

While value funds have generally performed well in the past two years, PIMCO Renaissance Fund--a multi-cap value fund--has beaten most of its peers. Recently, Barron's ran a feature story on the Fund's manager, John Schneider, highlighting his life-long interest in value investing. Below is an excerpt from the November 2, 2001 article.

[GRAPHIC]

Sailing on his own power,
John Schneider proves he was born
to pick stocks

John Schneider, the second of three brothers, is making his mark as portfolio manager of PIMCO Renaissance Fund. At 37, he isn't yet as widely known as his older brother, Arnie--named after their dad, and featured in Barron's ("After the Storm") October 22, 2001 issue. But John Schneider is forming his own identity at PIMCO and racking up impressive returns along the way.

The elder Arnie's passion for stocks sparked John's enthusiasm into action at quite an early age; he was in his mid-teens when he made his first investment--in Chrysler shares. When he bought the stock, the automaker was in the midst of a bailout from the federal government, and the stock was cheap. "I've always been a value investor," Schneider jokes.

In running PIMCO Renaissance, he looks for cheap stocks that have a catalyst for turnaround that is not yet priced into the stock. These catalysts generally fall within three types, he says: changes in supply-demand dynamics; the unlocking of "hidden" or unrealized assets; and management changes. Schneider sets price targets for all of his stocks, and usually sells them if the targets are reached. He'll sell a stock earlier if he loses faith in the catalyst he once saw, or if the stock is close to its target and he sees another stock that's more compelling.

To be sure, Schneider is a diehard value investor, but he avoids buying stocks strictly for their low price-earnings ratios. Instead, he tries to buy stocks that are cheap compared with the earnings they could generate if one of the catalysts kicks in. "I spend a lot less time on the P/E than I do on the E," he says.

Schneider's starting point is...a list of 300-400 companies that he has followed over the course of his career. He considers these stocks a type of proxy for the overall market; they allow him to follow trends while not having to track thousands of companies at once. Once he notices a certain trend, Schneider adjusts his monitor list accordingly. The end result, PIMCO Renaissance Fund, is a portfolio of 50-60 companies trading well below market averages.

While value funds have outperformed the market during the last two years, PIMCO Renaissance has done even better, besting most of its mid-cap value peers. Schneider says much of the fund's success is attributable to the value-investment style he insisted on during the growth stock rally of the late 1990s. That move hurt the fund in the short term, but positioned it to outperform when value stocks took the lead in 2000. "Sticking to your discipline was tough," he recalls. Other value funds "couldn't help but slant to this tech wave, so they bought into it, but I didn't," he says. `We will never see a bubble like [the one] we went through."

Value stocks should continue to lead the market for the next couple of years, Schneider asserts, because most stock market cycles last several years, and because the duration and severity of the growth-stock rally in the 1990s was so extreme. He expects the recession to end in the spring of 2002, and points out that the stock market usually rallies about six months ahead of a recession's conclusion.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Returns are for Class A shares. The returns (at MOP) include the effect of paying the maximum initial sales charge of 5.5%. All share classes have the same portfolio but different expenses. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. For the 1-, 5- and 10-year periods, PIMCO Renaissance A NAV was 19.41%, 22.31% and 18.80%, PIMCO Renaissance A MOP was 12.84%, 20.94% and 18.13%, Lipper Multi-cap Value was -1.78%, 10.51% and 13.28%, and S&P 500 Index was -11.87%,
10.70% and 12.94%, respectively. Please refer to the Fund Summary section for more complete information on this Fund.

                                                   Winter/Spring 2002 | access 9

"Now is a good time to dip into high-yield bonds"

Business Week 12/31/01

     An improving economy in 2002 could make things tough for bonds--but not all bonds. According to renowned expert Bill Gross, the best strategy going forward is to "buy higher yielding bonds that trade at significant spreads to U.S. Treasuries."

     A high yield bond fund could be an attractive investment in this environment. But, be careful what fund you choose. High-yield bonds are always a higher risk investment. Cautious investors should look to lessen those risks by selecting a fund with a proven track record and a relatively conservative investment strategy.

     PIMCO High Yield Fund

     .    8.30% total return since inception (12/15/92).

     .    #1 (out of 57) in Lipper High Current Yield Fund category since 12/92.

     . "More conservative than most high yield bond funds . . . Still, over time its returns have been more than competitive. . . All in all, it's a fine choice." Morningstar 12/31/01.

     For more information, talk to your financial advisor or call PIMCO Funds at 1-800-426-0107.

                                                                     PIMCO FUNDS

Past performance is no guarantee of future results. Investment return will fluctuate, and the value of an investor`s shares will fluctuate and may be worth more or less than original cost when redeemed. All results include changes in share price and reinvestment of all dividend and capital gain distributions. The Fund`s Class A shares have a 4.5% maximum initial sales charge. Returns and Yields are for Class A shares only. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Excluding the 1-year returns, these returns represent the blended performance of the Fund`s retail shares (Class A, B or C) and the prior performance of the Fund`s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The retail shares were first offered in 1/97. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or
(ii) the redemption of fund shares. For the 1-, 5-year and since inception periods the Funds returns at NAV were 4.59%, 4.92% and 8.30% and at MOP -0.11%, 3.95% and 7.75%. Lipper, Inc calculates Lipper Rankings. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Rankings are based on the oldest share class, Institutional shares. For the 1- & 5-year periods the Funds Instl shares were ranked 103/382 and 9/147, respectively. The Fund's class A shares for the 1-year period were ranked 122/382. This Fund may invest at least 65% of its assets in high yield securities rated below investment grade but rated at least B by Moody's or S&P. This Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments, and may at times invest in derivatives and mortgage related securities. An investment in high yield securities (generally lower rated) involves greater risk to principal than an investment in higher-rated bonds.

DECEMBER 31, 2001

                               Semi-Annual Report

stock

Multi-Manager Series

Share Classes

 A B C

GROWTH STOCK FUNDS
Growth Fund
Select Growth Fund
Target Fund
Opportunity Fund

BLEND STOCK FUNDS
Growth & Income Fund
Capital Appreciation Fund
Mid-Cap Fund

VALUE STOCK FUNDS
Equity Income Fund
Value Fund
Renaissance Fund
Small-Cap Value Fund

ENHANCED INDEX STOCK FUNDS
Tax-Efficient Equity Fund

INTERNATIONAL STOCK FUNDS
Select International Fund

SECTOR-RELATED STOCK FUNDS
Innovation Fund
Global Innovation Fund
Healthcare Innovation Fund

STOCK AND BOND FUNDS
Asset Allocation Fund

                                                               [LOGO]PIMCO FUNDS

Table of Contents

Chairman's Letter .............................................................3

Fund Summaries .............................................................4-37

Schedule of Investments ...................................................39-59

                                                                     Schedule of
Fund                                          Fund Summary            Investment

Asset Allocation Fund ...................................4 ...................39
Capital Appreciation Fund ...............................6 ...................40
Equity Income Fund ......................................8 ...................41
Global Innovation Fund ..................................10 ..................42
Growth & Income Fund ....................................12 ..................43
Growth Fund .............................................14 ..................44
Healthcare Innovation Fund ..............................16 ..................45
Innovation Fund .........................................18 ..................46
Mid-Cap Fund ............................................20 ..................47
Opportunity Fund ........................................22 ..................48
Renaissance Fund ........................................24 ..................50
Select Growth Fund ......................................26 ..................51
Select International Fund ...............................28 ..................52
Small-Cap Value Fund ....................................30 ..................54
Target Fund .............................................32 ..................56
Tax-Efficient Equity Fund ...............................34 ..................57
Value Fund ..............................................36 ..................59


Financial Highlights ......................................................60-69

Statements of Assets and Liabilities ......................................70-72

Statements of Operations ..................................................73-75

Statements of Changes in Net Assets .......................................76-80

Notes to Financial Statements .............................................81-88

[PHOTO]

Dear Fellow Shareholder:

Although the past six months was a challenging time overall for equity investors, 2001 ended on a positive note, with the S&P 500 and NASDAQ up 10.69% and 30.13%, respectively, in the fourth quarter. Along with the news that the U.S. economy has officially been in recession since March 2001 came the realization that a recovery would eventually ensue. And many experts now believe that the worst is perhaps behind us.

In fact, all of PIMCO's stock funds posted positive returns in the last three months of the year. We understand that this does not erase the declines that many investors have endured over the past two years, particularly those invested in growth-oriented and sector funds. To these investors, we can only reassure you that our managers continue to stay true to their investment disciplines and to the funds' stated objectives. Remember that if you remain invested, you stand the best chance of participating should these areas of the market return to favor. And of course, a well-diversified portfolio and long-term time horizon remain the keys to weathering any near-term volatility.

As for PIMCO's value funds, I am once again pleased to highlight their strong recent performance. Each has gained more than 15% in the past year, a time when the overall market--as represented by the S&P 500--was down 11.88%. In addition, the funds maintain their strong, long-term track records. PIMCO now offers four value funds, having reintroduced PIMCO Equity Income Fund in November 2001.

Finally, I would like to take this opportunity to announce an important development in the growth of our stock fund complex. As a result of their acquisition by our parent company, Allianz AG, Dresdner RCM Global Funds recently combined with the PIMCO Funds family. The renamed "RCM Funds" add 11 new stock funds to our line-up, making PIMCO Funds one of the largest mutual fund complexes in the industry.

As always, I thank you for the trust you have placed in PIMCO Funds. If you have any questions about the information in this report, please call your financial advisor or contact PIMCO Funds at 1-800-426-0107, www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2002

                                                PIMCO Funds Semi-Annual Report 3

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

OBJECTIVE:
Long-term capital appreciation and current income.

PORTFOLIO:
50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

NUMBER OF FUNDS IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$48.6 million

PORTFOLIO MANAGERS:
John Loftus
Ken Corba
Udo Frank

[PHOTO]
John Loftus
Fund Manager

Mr. Loftus is a Managing Director and senior member of PIMCO's investment strategy group. He has 18 years of investment experience and holds a bachelor's degree from Stanford University and an MBA from the Stanford Graduate School of Business.

[PHOTO]
Ken Corba
Fund Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

The Fund outperformed its Lipper Average for 1 and 3 years, and since inception

For the one-year period ended December 31, 2001, PIMCO Asset Allocation Fund Class A shares returned -3.76%, outperforming the Lipper Balanced Fund Average return of -4.39%. As a result, the portfolio has now outperformed its Lipper Average for the 1-, 3-year, and since inception periods.

The Fund merged assets and changed its name

During the past six months, the portfolio has changed its name from PIMCO 60/40 Portfolio to PIMCO Asset Allocation Fund, and has merged with the assets of PIMCO 90/10 Portfolio and PIMCO 30/70 Portfolio, creating one asset allocation product that seeks long-term appreciation and current income.

The bond allocation helped to insulate the Fund

The primary portfolio continues to be 50 -70% stocks and 30-50% bonds. During the trailing 12 months, it was the bond allocation within the portfolio that helped to partially insulate the Fund from the declines and volatility that characterized the equity markets. The largest allocation during the year was PIMCO Total Return Fund, totaling approximately 33% of the overall portfolio as of December 31, 2001. With Total Return outperforming not only the Lehman Brothers Aggregate Bond Index but also the S&P 500 Index in 2001, its core weighting in Asset Allocation Fund proved to be extremely beneficial.

"Within fixed income, we will continue to overweight PIMCO Total Return Fund."

An above-index weighting in the value equity category, represented by PIMCO Value, Renaissance, and Small-Cap Value Funds, also helped performance last year as the value segment outperformed its growth counterpart for the period.

Even though the portfolio was underweighted in growth stocks, it was this segment of the market that accounted for the negative results for the year. A 10% weighting in PIMCO Select International Fund also hindered results as the global economy was hurt by the U.S. recession.

We expect similar returns for equities and bonds

Our outlook for 2002 is a muted one at best. We expect similar returns for both equities and bonds. Within fixed income, we will continue to overweight PIMCO Total Return Fund to gain our core exposure to that segment, while moving into some of the more yield-driven products such as PIMCO High Yield Fund. Value investing will also continue its relative overweight until it appears to us that growth investing is once again appealing as a fundamental investment choice from a risk/reward standpoint.

4 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Asset Allocation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01


                                                                             1 year     3 year    5 year     10 year    Inception
                                                                                                                        (9/30/98)
PIMCO Asset Allocation Fund A Shares
PIMCO Asset Allocation Fund A Shares (adjusted)                              -3.76%      4.00%      --          --         6.79%
PIMCO Asset Allocation Fund B Shares                                         -9.05%      2.06%      --          --         4.95%
PIMCO Asset Allocation Fund B Shares (adjusted)                              -4.45%      3.23%      --          --         6.02%
PIMCO Asset Allocation Fund C Shares (adjusted)                              -9.14%      2.37%      --          --         5.21%
Russell 3000 Index                                                           -5.47%      3.21%      --          --         6.01%
Lehman Brothers Aggregate Bond Index                                        -11.46%     -0.31%      --          --           --
48% Russell 3000; 12% MSCI All Cntry World Ex-US; 40% LBAG Index              8.44%      6.28%      --          --           --
Lipper Balanced Fund Average                                                 -5.15%      2.05%      --          --           --
                                                                             -4.39%      2.10%      --          --         5.34%

PIMCO STOCK FUNDS % of Total Investments

Growth
  Target Fund                                 3.9%
  Opportunity Fund                            3.5%
  Growth Fund                                 3.1%

Blend
  StocksPLUS                                 15.7%
  Mid-Cap                                     3.8%
  Capital Appreciation                        3.2%

Value
  Renaissance                                 8.3%
  Value                                       7.1%
  Small-Cap Value                             3.4%

International
  Select International                       10.2%
  Total Stocks Funds                         62.2%

PIMCO BOND FUNDS

Intermediate Duration
  Total Return                               32.6%

High Yield
  High Yield                                  3.1%

International
  Foreign Bond                                2.1%
  Total Bond Funds                           37.8%


CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                     PIMCO             PIMCO             PIMCO                       Lehman Bros.     48% Russell 3000
                Asset Allocation  Asset Allocation  Asset Allocation  Russell 3000  Aggregate Bond  12% All Country - US
      Month            A                 B                 C             Index          Index             40% LBAG
    ==========  ================  ================  ================  ============  ==============  ====================
    09/30/1998        9,450            10,000            10,000          10,000         10,000             10,000
    10/31/1998        9,724            10,290            10,290          10,759          9,947             10,469
    11/30/1998       10,074            10,650            10,650          11,417         10,004             10,867
    12/31/1998       10,403            10,994            10,994          12,144         10,034             11,256
    01/31/1999       10,460            11,045            11,045          12,556         10,105             11,471
    02/28/1999       10,143            10,699            10,699          12,112          9,929             11,167
    03/31/1999       10,339            10,899            10,900          12,556          9,984             11,454
    04/30/1999       10,715            11,286            11,297          13,123         10,016             11,787
    05/31/1999       10,580            11,134            11,144          12,873          9,928             11,574
    06/30/1999       10,915            11,483            11,482          13,524          9,896             11,907
    07/31/1999       10,790            11,350            11,349          13,114          9,854             11,744
    08/31/1999       10,731            11,279            11,277          12,964          9,849             11,685
    09/30/1999       10,653            11,184            11,184          12,632          9,963             11,604
    10/31/1999       10,897            11,430            11,440          13,424         10,000             12,022
    11/30/1999       11,102            11,645            11,645          13,800          9,999             12,241
    12/31/1999       11,655            12,214            12,216          14,681          9,951             12,733
    01/31/2000       11,316            11,859            11,861          14,105          9,919             12,399
    02/29/2000       11,674            12,214            12,217          14,237         10,039             12,554
    03/31/2000       12,152            12,713            12,709          15,351         10,171             13,149
    04/30/2000       11,791            12,334            12,330          14,811         10,142             12,822
    05/31/2000       11,647            12,171            12,168          14,395         10,137             12,609
    06/30/2000       11,914            12,441            12,447          14,821         10,348             12,957
    07/31/2000       11,925            12,441            12,447          14,558         10,442             12,832
    08/31/2000       12,485            13,016            13,023          15,639         10,593             13,383
    09/30/2000       12,258            12,769            12,775          14,930         10,660             13,035
    10/31/2000       12,174            12,682            12,688          14,718         10,730             12,930
    11/30/2000       11,695            12,170            12,176          13,361         10,906             12,372
    12/31/2000       12,158            12,654            12,663          13,586         11,108             12,614
    01/31/2001       12,309            12,800            12,796          14,050         11,290             12,928
    02/28/2001       11,810            12,268            12,276          12,766         11,388             12,283
    03/31/2001       11,365            11,805            11,810          11,934         11,445             11,819
    04/30/2001       11,808            12,254            12,260          12,891         11,398             12,350
    05/31/2001       11,832            12,267            12,272          12,994         11,467             12,386
    06/30/2001       11,684            12,116            12,111          12,755         11,510             12,239
    07/31/2001       11,719            12,140            12,147          12,544         11,767             12,218
    08/31/2001       11,460            11,858            11,866          11,804         11,902             11,892
    09/30/2001       10,901            11,269            11,276          10,763         12,041             11,292
    10/31/2001       11,113            11,490            11,484          11,014         12,293             11,551
    11/30/2001       11,551            11,944            11,938          11,862         12,123             11,914
    12/31/2001       11,700            11,798            12,089          12,029         12,046             11,965

Investment Process
PIMCO Asset Allocation Fund seeks to utilize the diverse investment expertise offered by PIMCO Funds and their affiliates. The portfolio allocation is assigned by the PIMCO Funds Asset Allocation Committee, and is updated on a regular basis. Factors such as economic forecasts, standard deviation, management trends, and alpha potential all contribute to the final portfolio composition. The portfolio is then monitored and measured versus a blended index in an effort to maximize exposure to those areas adding value within a relative risk/reward framework.

Past performance is no guarantee of future results. The Portfolio's investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio's allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. See page 38 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 5

A BLEND FUND

PIMCO Capital Appreciation Fund

OBJECTIVE:
Growth of capital.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES IN THE PORTFOLIO:
85 (not including short-term instruments)

FUND INCEPTION DATE:
3/8/91

TOTAL NET ASSETS:
$708.2 million

PORTFOLIO MANAGERS:
David Breed
Bill Bannick
Katherine Burdon
Peter McManus

[PHOTO]
David Breed
Co-Manager

Mr. Breed is Manager Director, Chief Investment Officer and CEO of PIMCO's Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.

[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

Fund slightly underperformed in the second half despite solid fourth quarter gains

The second half of 2001 produced mixed outcomes for PIMCO Capital Appreciation Fund. Despite posting losses for the third quarter, the Fund fared better than the majority of its peers, outperforming its Lipper average and the S&P 500 Index. Conversely, in the fourth quarter, although the Fund's Class A shares posted gains of 6.62%, the Fund underperformed its benchmark and Lipper average. For the six-month period overall, the Fund barely missed outperforming its Lipper average and benchmark, underperforming both by less than one percentage point.

Defensive allocation aids third quarter outperformance

The Fund weathered a tumultuous third quarter by maintaining a defensive growth posture. Its significant underweighting in technology positively contributed to performance, as did its overweighting of healthcare stocks. In particular, Johnson & Johnson and Tenet Healthcare posted strong gains. The Fund's overweighting of financial services also contributed to performance, as companies such as Washington Mutual and Federal Home Loan Mortgage benefited in the falling interest rate environment.

Insurance and consumer discretionary holdings lift fourth quarter performance

The consumer discretionary sector was the most significant contributor to positive returns for the quarter, benefiting from continued consumer strength. The Fund also benefited from its exposure to property and casualty (P&C) insurers.

"The Fund is positioned to benefit from economic recovery through our fundamental strategy of investing in companies with rising earnings."

While some P&C companies, such as St. Paul Companies, felt immediate pressure in the wake of September 11th, they benefited from the resulting rise in insurance premiums. Despite a relative decrease in our exposure to financial stocks, the Fund remains overweight as compared to the S&P 500 because we believe there is a positive tradeoff in growth/value characteristics of many stocks in this group.

Tech valuations still causing concern

The Fund's underweighting in technology hurt it in the fourth quarter as tech experienced a dramatic rally. However, the Fund remains underweight in tech because we are concerned about earnings sustainability and growth. It is important to note that third quarter gains in the technology marketplace were magnified by the fact that many tech companies had lost up to 90% of their value in the preceding 12 to 18 months.

Our growth-at-a-reasonable-price philosophy is as important as ever

We still see market volatility and real earnings growth as primary concerns for 2002. In this environment, we believe that our continued dedication to seeking stocks with both growth and reasonable valuation characteristics will be increasingly important to long-term investment performance.

6 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                 1 year    3 year   5 year     10 year    Inception
                                                                                                          (3/8/91)
PIMCO Capital Appreciation Fund A Shares                         -19.18%    3.89%    11.93%      13.76%     14.79%
PIMCO Capital Appreciation Fund A Shares (adjusted)              -23.63%    1.95%    10.67%      13.12%     14.20%
PIMCO Capital Appreciation Fund B Shares                         -19.81%    3.11%    11.11%      13.17%     14.24%
PIMCO Capital Appreciation Fund B Shares (adjusted)              -23.82%    2.51%    10.88%      13.17%     14.24%
PIMCO Capital Appreciation Fund C Shares (adjusted)              -20.62%    3.12%    11.11%      12.92%     13.95%
S&P 500 Index                                                    -11.88%   -1.03%    10.70%      12.94%        --
Lipper Large-Cap Core Fund Average                               -13.77%   -1.56%     8.19%      11.01%        --

TOP 10 HOLDINGS % of Total Investments

     Microsoft Corp.                                3.3%
     General Electric Co.                           3.2%
     Citigroup, Inc.                                2.4%
     American International Group, Inc.             2.0%
     IBM Corp.                                      1.8%
     Cendant Corp.                                  1.6%
     Johnson & Johnson                              1.6%
     Pfizer, Inc.                                   1.5%
     Laboratory Corp. of America Holdings           1.4%
     PepsiCo, Inc.                                  1.4%
     Top Ten Total                                 20.2%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services                 24.1%
     Health Care                                   19.4%
     Technology                                    16.1%
     Consumer Discretionary                        12.1%
     Consumer Staples                               7.3%

PORTFOLIO COMPOSITION

     Common Stock                                  93.8%
     Cash Equivalents                               6.2%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                       PIMCO                 PIMCO                 PIMCO
                Capital Appreciation  Capital Appreciation  Capital Appreciation  S&P 500
      Month              A                     B                     C             Index
    ==========  ====================  ====================  ====================  =======
    03/31/1991          9,450                10,000                10,000          10,000
    04/30/1991          9,172                 9,699                 9,699          10,024
    05/31/1991          9,622                10,169                10,169          10,457
    06/30/1991          9,101                 9,612                 9,612           9,978
    07/31/1991          9,749                10,290                10,290          10,443
    08/31/1991         10,051                10,603                10,603          10,691
    09/30/1991          9,909                10,447                10,447          10,512
    10/31/1991         10,245                10,794                10,794          10,653
    11/30/1991          9,944                10,471                10,471          10,224
    12/31/1991         11,323                11,915                11,915          11,393
    01/31/1992         11,211                11,790                11,790          11,181
    02/29/1992         11,328                11,907                11,907          11,327
    03/31/1992         10,952                11,504                11,504          11,106
    04/30/1992         10,925                11,468                11,468          11,432
    05/31/1992         10,968                11,506                11,506          11,488
    06/30/1992         10,619                11,133                11,133          11,317
    07/31/1992         10,925                11,446                11,446          11,780
    08/31/1992         10,650                11,151                11,151          11,539
    09/30/1992         10,927                11,434                11,434          11,674
    10/31/1992         11,304                11,822                11,822          11,714
    11/30/1992         11,962                12,503                12,503          12,113
    12/31/1992         12,124                12,664                12,664          12,262
    01/31/1993         12,532                13,082                13,082          12,364
    02/28/1993         12,378                12,913                12,913          12,533
    03/31/1993         12,946                13,498                13,498          12,797
    04/30/1993         12,624                13,155                13,155          12,488
    05/31/1993         13,193                13,739                13,739          12,822
    06/30/1993         13,400                13,945                13,945          12,860
    07/31/1993         13,206                13,735                13,735          12,808
    08/31/1993         13,684                14,224                14,224          13,294
    09/30/1993         14,082                14,629                14,629          13,192
    10/31/1993         14,113                14,651                14,651          13,465
    11/30/1993         13,826                14,344                14,344          13,337
    12/31/1993         14,215                14,738                14,738          13,498
    01/31/1994         14,711                15,243                15,243          13,957
    02/28/1994         14,507                15,023                15,023          13,578
    03/31/1994         13,778                14,259                14,259          12,986
    04/30/1994         13,826                14,300                14,300          13,152
    05/31/1994         13,811                14,275                14,275          13,368
    06/30/1994         13,418                13,860                13,860          13,041
    07/31/1994         13,741                14,185                14,185          13,469
    08/31/1994         14,147                14,595                14,595          14,021
    09/30/1994         13,764                14,190                14,190          13,678
    10/31/1994         14,075                14,503                14,503          13,986
    11/30/1994         13,427                13,826                13,826          13,476
    12/31/1994         13,555                13,949                13,949          13,676
    01/31/1995         13,543                13,926                13,926          14,031
    02/28/1995         14,215                14,610                14,610          14,578
    03/31/1995         14,834                15,237                15,237          15,008
    04/30/1995         15,339                15,747                15,747          15,450
    05/31/1995         15,896                16,308                16,308          16,067
    06/30/1995         16,579                16,999                16,999          16,440
    07/31/1995         17,494                17,926                17,926          16,986
    08/31/1995         17,658                18,083                18,083          17,028
    09/30/1995         18,353                18,783                18,783          17,747
    10/31/1995         18,003                18,414                18,414          17,683
    11/30/1995         18,550                18,962                18,962          18,460
    12/31/1995         18,518                18,917                18,917          18,815
    01/31/1996         19,135                19,535                19,535          19,456
    02/29/1996         19,854                20,257                20,257          19,636
    03/31/1996         19,885                20,276                20,276          19,825
    04/30/1996         20,128                20,512                20,512          20,117
    05/31/1996         20,632                21,012                21,012          20,636
    06/30/1996         20,587                20,953                20,953          20,715
    07/31/1996         19,545                19,879                19,879          19,800
    08/31/1996         20,379                20,716                20,716          20,217
    09/30/1996         21,623                21,967                21,967          21,355
    10/31/1996         22,161                22,499                22,499          21,944
    11/30/1996         23,767                24,116                24,116          23,603
    12/31/1996         23,387                23,715                23,715          23,135
    01/31/1997         24,752                25,086                25,086          24,581
    02/28/1997         24,484                24,815                24,802          24,773
    03/31/1997         23,592                23,884                23,884          23,756
    04/30/1997         24,331                24,621                24,621          25,174
    05/31/1997         25,874                26,172                26,172          26,706
    06/30/1997         26,983                27,270                27,270          27,903
    07/31/1997         29,891                30,178                30,178          30,123
    08/31/1997         28,756                29,015                29,015          28,436
    09/30/1997         30,490                30,760                30,760          29,993
    10/31/1997         29,930                30,165                30,165          28,991
    11/30/1997         30,682                30,902                30,902          30,333
    12/31/1997         31,275                31,489                31,482          30,854
    01/31/1998         30,780                30,960                30,968          31,195
    02/28/1998         33,033                33,214                33,205          33,445
    03/31/1998         34,860                35,023                35,027          35,158
    04/30/1998         34,873                35,037                35,013          35,511
    05/31/1998         34,269                34,430                34,401          34,901
    06/30/1998         35,725                35,893                35,833          36,319
    07/31/1998         34,696                34,859                34,776          35,932
    08/31/1998         29,023                29,160                29,076          30,737
    09/30/1998         30,643                30,787                30,675          32,706
    10/31/1998         32,043                32,194                32,049          35,366
    11/30/1998         34,104                34,264                34,107          37,510
    12/31/1998         36,648                36,820                36,617          39,671
    01/31/1999         37,828                38,006                37,778          41,330
    02/28/1999         36,307                36,478                36,244          40,045
    03/31/1999         37,179                37,353                37,078          41,648
    04/30/1999         38,450                38,631                38,327          43,261
    05/31/1999         37,120                37,294                36,971          42,239
    06/30/1999         39,351                39,535                39,174          44,584
    07/31/1999         37,887                38,065                37,701          43,192
    08/31/1999         37,133                37,307                36,928          42,977
    09/30/1999         36,186                36,356                35,976          41,800
    10/31/1999         38,712                38,893                38,447          44,445
    11/30/1999         40,558                40,749                40,266          45,349
    12/31/1999         44,776                44,987                44,421          48,020
    01/31/2000         43,540                43,745                43,173          45,608
    02/29/2000         46,980                47,201                46,562          44,744
    03/31/2000         49,221                49,452                48,755          49,121
    04/30/2000         47,050                47,271                46,580          47,643
    05/31/2000         46,368                46,586                45,854          46,665
    06/30/2000         48,288                48,515                47,738          47,816
    07/31/2000         47,752                47,976                47,156          47,068
    08/31/2000         53,258                53,508                52,574          49,991
    09/30/2000         52,576                52,823                51,870          47,352
    10/31/2000         51,198                51,439                50,474          47,152
    11/30/2000         48,224                48,450                47,501          43,435
    12/31/2000         50,857                51,096                50,076          43,647
    01/31/2001         48,182                48,408                47,402          45,195
    02/28/2001         45,705                45,920                44,932          41,074
    03/31/2001         43,155                43,358                42,412          38,472
    04/30/2001         45,580                45,794                44,753          41,462
    05/31/2001         45,854                46,069                45,008          41,740
    06/30/2001         43,877                44,083                43,023          40,724
    07/31/2001         42,754                42,955                41,904          40,323
    08/31/2001         40,980                41,172                40,123          37,799
    09/30/2001         38,554                38,735                37,732          34,747
    10/31/2001         38,481                38,661                37,657          35,409
    11/30/2001         40,431                40,621                39,539          38,126
    12/31/2001         41,107                41,300                40,148          38,460

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 7

A VALUE STOCK FUND

PIMCO Equity Income Fund

OBJECTIVE:
Current income as a primary objective; long-term growth of capital is a secondary objective.

PORTFOLIO:
Stocks the manager believes are undervalued and/or offer above-average yields.

NUMBER OF SECURITIES IN THE PORTFOLIO:
43 (not including short-term instruments)

FUND INCEPTION DATE:
5/8/00

TOTAL NET ASSETS:
$39.4 million

PORTFOLIO MANAGERS:
Ben Fischer
Chris Najork

[PHOTO]
Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO's NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

[PHOTO]
Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO's NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund bested benchmark and peers in second half

PIMCO Equity Income Fund posted solid returns in the second half of 2001, outperforming its benchmark and its Lipper Average. For the one-year period ended December 31, 2001, the Fund's performance was stellar, with Class A shares posting a gain of 15.81%--far outperforming the S&P 500 Index return of -11.88% and its Lipper Average return of -5.64%.

Stock selection contributed to performance in third quarter

The third quarter was marked by extreme volatility and weakness. In this type of environment, stock selection was key to Fund performance. In five out of seven sectors, stock selection was positive during this period. In particular, the Fund benefited from exposure to defense contractor Northrop Grumman, grocery wholesaler and retailer SUPERVALU, Inc., as well as Deluxe, a check printing and business services company.

Exposure to consumer benefited performance in the fourth quarter

The Fund benefited from owning stocks with exposure to the consumer, an area that continued to show strength in the fourth quarter. For example, Sears, Whirlpool and VF Corp., one of the largest apparel manufacturers, all posted strong gains. The financial services sector also contributed to performance,

"We believe we are well positioned as investors return their attention to valuations."

with stocks such as A.G. Edwards rising in value during this period. The Fund was hurt by its lack of exposure to the tech sector at a time in which these stocks rallied dramatically, but our strict valuation requirements preclude us from owning most tech names.

Focus on valuations could bode well in uncertain market environment

Looking ahead, we see a tremendous amount of uncertainty in the global economy and expect another year of heightened volatility. Considering the expensive nature of the overall market--the P/E of the S&P 500 Index remains historically high--we are once again optimistic that the Fund, which in our opinion remains attractively priced relative to its intrinsic value, is well positioned for the new investment year. In addition, we are confident that our focus on valuations is prudent and will continue to generate solid performance in the long run.

8 PIMCO Funds Semi-Annual Report |12.31.01

PIMCO Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                           1 year   3 year   5 year   10 year   Inception
                                                                                                (5/8/00)
PIMCO Equity Income Fund A Shares                           15.81%     --       --       --       14.53%
PIMCO Equity Income Fund A Shares (adjusted)                 9.44%     --       --       --       10.67%
PIMCO Equity Income Fund B Shares                           14.93%     --       --       --       13.67%
PIMCO Equity Income Fund B Shares (adjusted)                 9.93%     --       --       --       11.43%
PIMCO Equity Income Fund C Shares (adjusted)                13.87%     --       --       --       13.64%
S&P 500 Index                                              -11.88%     --       --       --          --
Lipper Equity Income Fund Average                           -5.64%     --       --       --          --

TOP 10 HOLDINGS % of Total Investments

     KeyCorp                                     4.2%
     Union Planters Corp.                        4.1%
     Deluxe Corp.                                4.0%
     SUPERVALU, Inc.                             4.0%
     Verizon Communications, Inc.                3.7%
     Eastman Kodak Co.                           3.7%
     VF Corp.                                    3.5%
     CMS Energy Corp.                            2.2%
     Goodrich Corp.                              2.2%
     Caterpillar, Inc.                           2.1%
     Top Ten Total                              33.7%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services              26.5%
     Energy                                     16.1%
     Consumer Staples                           13.8%
     Utilities                                   9.8%
     Consumer Discretionary                      9.7%

PORTFOLIO COMPOSITION

     Common Stock                               99.6%
     Cash Equivalents                            0.4%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]


                                  PIMCO                     PIMCO                      PIMCO
                              Equity Income             Equity Income              Equity Income                S&P 500
      Month                         A                         B                          C                       Index
   ==========                 =============             =============              =============                =======
   05/31/2000                      9,450                    10,000                     10,000                    10,000
   06/30/2000                      8,755                     9,259                      9,259                    10,246
   07/31/2000                      8,929                     9,437                      9,437                    10,086
   08/31/2000                      9,421                     9,951                      9,951                    10,713
   09/30/2000                      9,475                    10,003                     10,003                    10,147
   10/31/2000                      9,427                     9,945                      9,945                    10,104
   11/30/2000                      9,316                     9,821                      9,821                     9,308
   12/31/2000                     10,038                    10,577                     10,577                     9,353
   01/31/2001                     10,265                    10,809                     10,809                     9,685
   02/28/2001                     10,556                    11,110                     11,110                     8,802
   03/31/2001                     10,398                    10,936                     10,936                     8,244
   04/30/2001                     11,172                    11,743                     11,743                     8,885
   05/31/2001                     11,650                    12,237                     12,237                     8,945
   06/30/2001                     11,639                    12,219                     12,219                     8,727
   07/31/2001                     11,821                    12,401                     12,401                     8,641
   08/31/2001                     11,592                    12,154                     12,154                     8,100
   09/30/2001                     10,681                    11,191                     11,191                     7,446
   10/31/2001                     10,573                    11,072                     11,072                     7,588
   11/30/2001                     11,228                    11,747                     11,747                     8,170
   12/31/2001                     11,624                    11,755                     12,150                     8,242

Investment Process
--------------------------------------------------------------------------------
The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150-200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 38 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 9

A SECTOR-RELATED FUND

PIMCO Global Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
64 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/99

TOTAL NET ASSETS:
$187.9 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim

[PHOTO]
Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

[PHOTO]
Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. Previously, she worked at Fred Alger Investment Management and at Repligen--a biotech-nology firm. She has 6 years of investment experience.

Tech stocks faced bifurcated market in second half of 2001

The tech sector turned in a disappointing performance in the third quarter, as did PIMCO Global Innovation Fund. The sector, already weakened by a decelerating economy, was hit hard by the tragic events of September 11th. However, tech stocks experienced a strong rally in the fourth quarter, and PIMCO Global Innovation Fund Class A shares gained an impressive 54.07% during this period.

Third quarter proved extremely disappointing for tech

Virtually every industry within technology performed poorly during the third quarter. In this environment, the Fund's non-tech innovators posted the best relative returns. For example, the Fund benefited from its exposure to biotech stocks, which proved popular with investors--especially amidst concerns over bioterrorism following September's terrorist attacks.

Strong tech rebound in the fourth quarter aided Fund

The strong tech rally in the fourth quarter propelled the Fund's returns upward. In particular, performance was helped by exposure to the semiconductor industry, which experienced improving fundamentals as inventory was drawn down. A number of chip makers also benefited from the fact that consumer spending patterns shifted

"The strong tech rally at the end of 2001 should be sustainable amid a macroeconomic recovery in 2002."

away from travel and apparel, and towards stay-at-home type purchases such as video games, digital cameras and personal computers--all of which utilize chips. Exposure to software stocks also contributed to performance, as investors became more optimistic about corporate software purchasing. In particular, Siebel Systems saw its stock rise on word that it had closed a handful of large deals in the fourth quarter and on its introduction of a number of new products and upgrades of existing software. These factors should only serve to enhance Siebel's position as the market leader in this space.

Tech rally appears sustainable

Despite a strong tech run-up in the fourth quarter, we believe a tech rally is sustainable in the coming months, as more evidence of a macroeconomic recovery and an improvement in tech fundamentals comes to light.

10 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                     1 year     3 year   5 year   10 year   Inception
                                                                                                            (12/31/99)
PIMCO Global Innovation Fund A Shares                                -39.66%       --       --       --         -7.63%
PIMCO Global Innovation Fund A Shares (adjusted)                     -42.98%       --       --       --        -10.20%
PIMCO Global Innovation Fund B Shares                                -40.14%       --       --       --         -8.22%
PIMCO Global Innovation Fund B Shares (adjusted)                     -43.14%       --       --       --        -10.07%
PIMCO Global Innovation Fund C Shares (adjusted)                     -40.67%       --       --       --         -8.17%
NASDAQ Composite Index                                               -21.05%       --       --       --            --
Lipper Science & Technology Fund Average                             -37.59%       --       --       --            --

TOP 10 HOLDINGS % of Total Investments

     Marvell Technology Group Ltd.                        2.9%
     Photon Dynamics, Inc.                                2.9%
     Taiwan Semiconductor Mfg. Co. Ltd. SP-A              2.8%
     SK Telecom Co. Ltd. SP - ADR                         2.6%
     NetIQ Corp.                                          2.6%
     Genesis Microchip, Inc.                              2.5%
     Intersil Corp.                                       2.5%
     KLA-Tencor Corp.                                     2.5%
     Check Point Software Technologies Ltd.               2.2%
     ASML Holding N.V.                                    2.2%
     Top Ten Total                                       25.7%

TOP 5 RELATED INDUSTRIES

     Technology                                          74.4%
     Communications                                       6.6%
     Health Care                                          3.9%
     Capital Goods                                        1.8%
     Consumer Discretionary                               1.6%

PORTFOLIO COMPOSITION

     Common Stock                                        90.1%
     Cash Equivalents                                     9.9%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                PIMCO                     PIMCO                 PIMCO
                               Global                     Global                Global
                             Innovation                 Innovation            Innovation               NASDAQ
      Month                       A                         B                     C               Composite Index
   ==========                ==========                 ==========            ==========          ===============
   12/31/1999                    9,450                    10,000                10,000                  10,000
   01/31/2000                   10,319                    10,920                10,920                   9,683
   02/29/2000                   18,144                    19,200                19,200                  11,541
   03/31/2000                   19,060                    20,169                20,169                  11,236
   04/30/2000                   16,491                    17,450                17,450                   9,487
   05/31/2000                   15,178                    16,051                16,051                   8,357
   06/30/2000                   17,890                    18,911                18,911                   9,746
   07/31/2000                   18,014                    19,030                19,030                   9,257
   08/31/2000                   21,009                    22,170                22,170                  10,336
   09/30/2000                   20,045                    21,139                21,139                   9,025
   10/31/2000                   17,315                    18,250                18,250                   8,281
   11/30/2000                   12,806                    13,490                13,490                   6,385
   12/31/2000                   13,366                    14,071                14,071                   6,072
   01/31/2001                   13,934                    14,653                14,662                   6,814
   02/28/2001                    9,882                    10,396                10,396                   5,289
   03/31/2001                    8,263                     8,684                 8,684                   4,523
   04/30/2001                    9,816                    10,316                10,316                   5,201
   05/31/2001                    9,333                     9,795                 9,795                   5,187
   06/30/2001                    9,475                     9,935                 9,935                   5,311
   07/31/2001                    8,509                     8,914                 8,914                   4,982
   08/31/2001                    7,260                     7,602                 7,602                   4,437
   09/30/2001                    5,235                     5,489                 5,488                   3,684
   10/31/2001                    6,437                     6,731                 6,730                   4,154
   11/30/2001                    7,961                     8,323                 8,323                   4,745
   12/31/2001                    8,065                     8,086                 8,433                   4,794

Investment Process
--------------------------------------------------------------------------------
The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors affecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and
(ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 11

A BLEND FUND

PIMCO Growth & Income Fund

OBJECTIVE:
Long-term growth of capital; current income is a secondary objective.

PORTFOLIO:
Growth stocks and dividend-paying securities.

NUMBER OF SECURITIES IN THE PORTFOLIO:
45 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$81.1 million

PORTFOLIO MANAGER:
Ken Corba

[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Long-term performance remained strong

The Fund continues to have a strong long-term performance record, despite disappointing results for the six months ended December 31, 2001. The Fund was hit hard by a lack of exposure to tech in the fourth quarter, when the sector experienced a dramatic rebound.

Fund benefited from defensive positioning in third quarter

The Fund benefited in the third quarter from its exposure to traditional telecom service providers such as Verizon and SBC Communications. These stocks were popular with investors seeking more defensive positions in a decelerating economic environment. The healthcare sector also positively contributed to the Fund's performance, with stocks such as Johnson & Johnson, American Home Products and Bristol Myers Squibb posting gains. The Fund was hurt by its exposure to media stocks such as Omnicom and AOL Time Warner, which fell lower on concerns over a weakening consumer. Another area of disappointment was the energy sector, which suffered due to falling commodity prices.

Lack of exposure to tech sector hurt in fourth quarter

The Fund's underperformance was due in large part to its underweighting in the technology sector, at a time when tech stocks experienced a dramatic rally. In addition, the Fund's exposure to less aggressive and less volatile tech stocks also hurt, as investors flocked to more aggressive tech names. The Fund was also hurt by exposure to consumer staples stocks. Despite the earnings predictability of this sector, investors avoided it in favor of more aggressive issues. The Fund did benefit from its exposure to consumer cyclical stocks. Its retail stocks in particular performed well as a result of continued consumer strength.

" A focus on both growth potential and income should help position the Fund for outperformance in the current uncertain market."

Earnings sustainability remains a paramount concern

We are confident that an economic recovery should begin some time near spring of this year. However, we expect it will be muted, and so we remain very vigilant about earnings sustainability. We are optimistic that a focus on both growth and income will be important in the current environment of uncertainty.

12 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                         1 year    3 year    5 year   10 year    Inception
                                                                                                                 (12/28/94)
PIMCO Growth & Income Fund A Shares                                      -24.89%    10.65%    15.20%     --          17.58%
PIMCO Growth & Income Fund A Shares (adjusted)                           -29.02%     8.59%    13.91%     --          16.63%
PIMCO Growth & Income Fund B Shares                                      -25.43%     9.84%    14.35%     --          16.71%
PIMCO Growth & Income Fund B Shares (adjusted)                           -29.16%     9.40%    14.22%     --          16.71%
PIMCO Growth & Income Fund C Shares (adjusted)                           -26.25%     9.83%    14.35%     --          16.71%
S&P 500 Index                                                            -11.88%    -1.03%    10.70%     --             --
Lipper Multi-Cap Growth Fund Average                                     -26.05%    -0.14%     8.61%     --             --

TOP 10 HOLDINGS % of Total Investments

     Citigroup, Inc.                              3.1%
     ChevronTexaco Corp.                          2.8%
     Bank of America Corp.                        2.7%
     Concord EFS, Inc.                            2.6%
     Vornado Realty Trust                         2.6%
     Tyco International Ltd.                      2.6%
     International Paper Co.                      2.5%
     Wal-Mart Stores, Inc.                        2.5%
     ACE Ltd.                                     2.5%
     Exxon Mobil Corp.                            2.4%
     Top Ten Total                               26.3%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services               32.9%
     Energy                                       9.1%
     Consumer Discretionary                       8.6%
     Technology                                   8.4%
     Capital Goods                                6.5%

PORTFOLIO COMPOSITION

     Common Stock                                90.8%
     Convertible Bonds and Notes                  5.4%
     Cash Equivalents                             3.8%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                PIMCO                      PIMCO                       PIMCO
                           Growth & Income            Growth & Income             Growth & Income             S&P 500
       Month                      A                          B                           C                     Index
    ==========             ===============            ===============             ===============             =======
    12/31/1994                   9,450                     10,000                      10,000                  10,000
    01/31/1995                   9,277                      9,810                       9,810                  10,259
    02/28/1995                   9,803                     10,360                      10,360                  10,659
    03/31/1995                  10,139                     10,709                      10,709                  10,974
    04/30/1995                  10,277                     10,849                      10,849                  11,297
    05/31/1995                  10,255                     10,818                      10,818                  11,748
    06/30/1995                  11,034                     11,634                      11,634                  12,021
    07/31/1995                  11,699                     12,329                      12,329                  12,420
    08/31/1995                  11,696                     12,316                      12,316                  12,451
    09/30/1995                  12,013                     12,641                      12,641                  12,977
    10/31/1995                  12,183                     12,812                      12,812                  12,930
    11/30/1995                  12,321                     12,949                      12,949                  13,498
    12/31/1995                  12,397                     13,022                      13,022                  13,758
    01/31/1996                  12,306                     12,917                      12,917                  14,226
    02/29/1996                  12,699                     13,323                      13,323                  14,358
    03/31/1996                  13,169                     13,808                      13,808                  14,496
    04/30/1996                  13,891                     14,556                      14,556                  14,710
    05/31/1996                  14,534                     15,222                      15,222                  15,089
    06/30/1996                  14,181                     14,843                      14,843                  15,147
    07/31/1996                  12,590                     13,168                      13,168                  14,478
    08/31/1996                  13,330                     13,935                      13,935                  14,783
    09/30/1996                  14,215                     14,852                      14,852                  15,615
    10/31/1996                  14,211                     14,837                      14,837                  16,046
    11/30/1996                  14,902                     15,549                      15,549                  17,258
    12/31/1996                  14,486                     15,104                      15,104                  16,917
    01/31/1997                  14,835                     15,458                      15,458                  17,974
    02/28/1997                  14,202                     14,788                      14,788                  18,114
    03/31/1997                  13,611                     14,164                      14,164                  17,370
    04/30/1997                  13,959                     14,519                      14,519                  18,407
    05/31/1997                  15,114                     15,709                      15,709                  19,528
    06/30/1997                  15,484                     16,084                      16,084                  20,403
    07/31/1997                  16,758                     17,397                      17,397                  22,026
    08/31/1997                  17,062                     17,700                      17,700                  20,792
    09/30/1997                  18,136                     18,804                      18,804                  21,931
    10/31/1997                  16,918                     17,529                      17,529                  21,198
    11/30/1997                  16,935                     17,536                      17,536                  22,180
    12/31/1997                  16,770                     17,356                      17,356                  22,560
    01/31/1998                  16,452                     17,015                      17,015                  22,810
    02/28/1998                  17,862                     18,463                      18,463                  24,455
    03/31/1998                  18,764                     19,385                      19,385                  25,707
    04/30/1998                  19,428                     20,057                      20,057                  25,966
    05/31/1998                  18,678                     19,269                      19,269                  25,520
    06/30/1998                  20,114                     20,739                      20,739                  26,556
    07/31/1998                  19,543                     20,136                      20,136                  26,273
    08/31/1998                  16,268                     16,747                      16,747                  22,475
    09/30/1998                  17,777                     18,291                      18,291                  23,915
    10/31/1998                  17,905                     18,410                      18,410                  25,860
    11/30/1998                  18,969                     19,492                      19,492                  27,427
    12/31/1998                  21,702                     22,288                      22,288                  29,008
    01/31/1999                  22,429                     23,019                      23,019                  30,221
    02/28/1999                  20,956                     21,493                      21,493                  29,281
    03/31/1999                  22,525                     23,087                      23,087                  30,453
    04/30/1999                  23,703                     24,281                      24,281                  31,632
    05/31/1999                  23,104                     23,650                      23,650                  30,885
    06/30/1999                  24,686                     25,255                      25,255                  32,600
    07/31/1999                  24,336                     24,879                      24,879                  31,582
    08/31/1999                  24,545                     25,078                      25,078                  31,425
    09/30/1999                  23,448                     23,940                      23,940                  30,564
    10/31/1999                  25,089                     25,601                      25,601                  32,498
    11/30/1999                  28,910                     29,485                      29,485                  33,159
    12/31/1999                  32,822                     33,456                      33,456                  35,112
    01/31/2000                  32,415                     33,018                      33,018                  33,349
    02/29/2000                  37,588                     38,271                      38,271                  32,717
    03/31/2000                  39,359                     40,051                      40,051                  35,917
    04/30/2000                  37,166                     37,796                      37,796                  34,837
    05/31/2000                  35,115                     35,687                      35,687                  34,122
    06/30/2000                  36,716                     37,293                      37,293                  34,963
    07/31/2000                  37,072                     37,629                      37,629                  34,416
    08/31/2000                  40,323                     40,902                      40,902                  36,554
    09/30/2000                  40,436                     41,017                      41,017                  34,624
    10/31/2000                  39,587                     40,127                      40,127                  34,478
    11/30/2000                  37,525                     38,032                      38,032                  31,759
    12/31/2000                  39,149                     39,614                      39,641                  31,915
    01/31/2001                  39,533                     39,967                      39,994                  33,047
    02/28/2001                  36,070                     36,490                      36,474                  30,034
    03/31/2001                  33,798                     34,107                      34,129                  28,131
    04/30/2001                  36,762                     37,115                      37,139                  30,317
    05/31/2001                  37,302                     37,624                      37,648                  30,520
    06/30/2001                  35,414                     35,709                      35,694                  29,777
    07/31/2001                  33,800                     34,066                      34,052                  29,484
    08/31/2001                  31,180                     31,409                      31,433                  27,639
    09/30/2001                  27,601                     27,775                      27,797                  25,407
    10/31/2001                  27,794                     27,969                      27,991                  25,891
    11/30/2001                  28,911                     29,063                      29,046                  27,878
    12/31/2001                  29,406                     29,537                      29,531                  28,122

Investment Process
--------------------------------------------------------------------------------
The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 13

A GROWTH FUND

PIMCO Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
41 (not including short-term instruments)

FUND INCEPTION DATE:
2/24/84

TOTAL NET ASSETS:
$1.5 billion

PORTFOLIO MANAGER:
Ken Corba

[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Growth turnaround seen post-September 11th

Despite external shocks to the marketplace resulting from the events of September 11th, PIMCO Growth Fund's defensive stance enabled it to outperform its Lipper average in the third quarter. However, this same defensive stance in the fourth quarter caused the Fund to underperform its Lipper average in the midst of a dramatic tech rebound.

Healthcare and consumer staples performed well in the third quarter

In the third quarter, a defensive investment posture proved beneficial for the Fund. The Fund's exposure to the consumer staples and healthcare sectors made the largest contributions to the performance of the portfolio. In particular, Pepsi, Cardinal Health, Johnson & Johnson, Baxter International and United Health Group all posted strong gains. On the negative side, after the stock market re-opened on September 17, technology, media and financial stocks were victims of excessive pessimism about future economic growth and corporate profits and subject to some panic selling. As a result, the Fund was hurt by its exposure to fundamentally sound companies with excellent growth prospects in these sectors, such as Microsoft, Citigroup, Viacom, Cisco Systems and Omnicom Group, all of which suffered setbacks.

Underweighting in tech hindered returns, while consumer cyclicals helped out

In the fourth quarter, the Fund's performance was dampened by an underweighting in technology stocks, which rose considerably in the fourth quarter. However, this underweighting may prove beneficial in the longer term as concerns over earnings growth in the sector still loom. Financial services stocks also hurt performance, with stocks such as Washington Mutual falling as a result of a mortgage refinancing at less profitable levels. On the plus side, the capital goods sector outperformed for the quarter, with Tyco, a diversified manufacturing company, leading the way. However, the key contributor to Fund's gains in the quarter came from a relative overweighting in the consumer cyclical sector at a time of continued consumer strength. Kohl's, a department store chain, was one of the Fund's biggest winners thanks in part to a better-than-expected holiday shopping season.

" The Fund remains focused on companies poised to take advantage of an economic upturn."

Favorable prospects seen for growth investing in 2002

We are confident that an economic recovery should begin near spring of this year. While we expect it will be muted, we think growth investing can perform well in this environment. We also expect growth investing to resume its relative outperformance of value investing in the coming year. Our continued commitment to investing in companies with strong and predictable earnings growth, sound fundamentals, and sustainable competitive advantages should create a portfolio poised to profit from an overall market recovery.

14 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                 1 year    3 year    5 year    10 year   Inception
                                                                                                         (2/24/84)
PIMCO Growth Fund A Shares                                       -29.05%    -4.95%     8.09%      9.78%     14.47%
PIMCO Growth Fund A Shares (adjusted)                            -32.95%    -6.72%     6.87%      9.16%     14.11%
PIMCO Growth Fund B Shares                                       -29.59%    -5.72%     7.24%      9.20%     14.14%
PIMCO Growth Fund B Shares (adjusted)                            -33.08%    -6.46%     7.00%      9.20%     14.14%
PIMCO Growth Fund C Shares (adjusted)                            -30.28%    -5.71%     7.24%      8.94%     13.62%
S&P 500 Index                                                    -11.88%    -1.03%    10.70%     12.94%        --
Lipper Large-Cap Growth Fund Average                             -22.94%    -3.82%     8.15%     10.09%        --

TOP 10 HOLDINGS % of Total Investments

     Citigroup, Inc.                          4.2%
     Wal-Mart Stores, Inc.                    3.9%
     American International Group, Inc.       3.5%
     Electronic Data Systems Corp.            3.5%
     Microsoft Corp.                          3.3%
     Intel Corp.                              3.2%
     Philip Morris Cos., Inc.                 3.1%
     Omnicom Group, Inc.                      3.0%
     Johnson & Johnson                        3.0%
     Tyco International Ltd.                  3.0%
     Top Ten Total                           33.7%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services           21.9%
     Technology                              21.2%
     Health Care                             18.5%
     Consumer Discretionary                  17.1%
     Consumer Staples                         8.8%

PORTFOLIO COMPOSITION

     Common Stock                            98.3%
     Cash Equivalents                         1.7%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                   PIMCO                     PIMCO                     PIMCO
                                   Growth                    Growth                    Growth               S&P 500
       Month                         A                         B                          C                  Index
    ==========                    =======                   =======                   ========              =======
    02/29/1984                      9,450                    10,000                     10,000               10,000
    03/31/1984                      9,693                    10,250                     10,250               10,180
    04/30/1984                      9,756                    10,310                     10,310               10,251
    05/31/1984                      9,421                     9,950                      9,950                9,708
    06/30/1984                      9,645                    10,180                     10,180                9,912
    07/31/1984                      9,718                    10,251                     10,251                9,763
    08/31/1984                     10,499                    11,067                     11,067               10,866
    09/30/1984                     10,428                    10,986                     10,986               10,877
    10/31/1984                     10,522                    11,078                     11,078               10,910
    11/30/1984                     10,449                    10,994                     10,994               10,801
    12/31/1984                     10,662                    11,211                     11,211               11,082
    01/31/1985                     11,422                    12,003                     12,003               11,947
    02/28/1985                     11,517                    12,097                     12,097               12,095
    03/31/1985                     11,564                    12,138                     12,138               12,104
    04/30/1985                     11,511                    12,075                     12,075               12,093
    05/31/1985                     12,129                    12,716                     12,716               12,790
    06/30/1985                     12,478                    13,073                     13,073               12,976
    07/31/1985                     12,495                    13,083                     13,083               12,958
    08/31/1985                     12,432                    13,009                     13,009               12,848
    09/30/1985                     12,075                    12,628                     12,628               12,449
    10/31/1985                     12,573                    13,140                     13,140               13,022
    11/30/1985                     13,267                    13,857                     13,857               13,920
    12/31/1985                     14,018                    14,632                     14,632               14,588
    01/31/1986                     14,349                    14,969                     14,969               14,670
    02/28/1986                     15,509                    16,170                     16,170               15,768
    03/31/1986                     16,235                    16,917                     16,917               16,647
    04/30/1986                     16,256                    16,928                     16,928               16,459
    05/31/1986                     16,954                    17,644                     17,644               17,335
    06/30/1986                     17,257                    17,949                     17,949               17,628
    07/31/1986                     16,874                    17,539                     17,539               16,642
    08/31/1986                     17,838                    18,529                     18,529               17,877
    09/30/1986                     16,770                    17,409                     17,409               16,399
    10/31/1986                     17,584                    18,243                     18,243               17,345
    11/30/1986                     17,896                    18,555                     18,555               17,767
    12/31/1986                     17,397                    18,026                     18,026               17,313
    01/31/1987                     19,737                    20,439                     20,439               19,646
    02/28/1987                     21,026                    21,762                     21,762               20,422
    03/31/1987                     21,435                    22,171                     22,171               21,012
    04/30/1987                     21,395                    22,117                     22,117               20,825
    05/31/1987                     21,607                    22,321                     22,321               21,006
    06/30/1987                     22,545                    23,276                     23,276               22,067
    07/31/1987                     23,339                    24,082                     24,082               23,186
    08/31/1987                     24,015                    24,763                     24,763               24,050
    09/30/1987                     23,910                    24,640                     24,640               23,524
    10/31/1987                     18,490                    19,040                     19,040               18,457
    11/30/1987                     17,227                    17,728                     17,728               16,936
    12/31/1987                     18,859                    19,396                     19,396               18,225
    01/31/1988                     18,651                    19,171                     19,171               18,992
    02/29/1988                     19,819                    20,359                     20,359               19,877
    03/31/1988                     19,553                    20,073                     20,073               19,263
    04/30/1988                     19,727                    20,239                     20,239               19,477
    05/31/1988                     19,901                    20,405                     20,405               19,646
    06/30/1988                     21,087                    21,608                     21,608               20,548
    07/31/1988                     20,704                    21,202                     21,202               20,470
    08/31/1988                     19,628                    20,087                     20,087               19,774
    09/30/1988                     20,539                    21,007                     21,007               20,616
    10/31/1988                     20,685                    21,143                     21,143               21,189
    11/30/1988                     20,314                    20,751                     20,751               20,886
    12/31/1988                     20,781                    21,214                     21,214               21,252
    01/31/1989                     22,156                    22,605                     22,605               22,807
    02/28/1989                     21,739                    22,166                     22,166               22,239
    03/31/1989                     22,673                    23,104                     23,104               22,758
    04/30/1989                     24,319                    24,767                     24,767               23,939
    05/31/1989                     26,132                    26,597                     26,597               24,908
    06/30/1989                     25,803                    26,246                     26,246               24,766
    07/31/1989                     28,027                    28,492                     28,492               27,003
    08/31/1989                     28,881                    29,341                     29,341               27,532
    09/30/1989                     29,451                    29,902                     29,902               27,419
    10/31/1989                     28,559                    28,977                     28,977               26,783
    11/30/1989                     29,144                    29,553                     29,553               27,329
    12/31/1989                     28,774                    29,160                     29,160               27,985
    01/31/1990                     26,670                    27,010                     27,010               26,107
    02/28/1990                     27,340                    27,672                     27,672               26,444
    03/31/1990                     28,029                    28,351                     28,351               27,145
    04/30/1990                     27,870                    28,174                     28,174               26,466
    05/31/1990                     30,830                    31,147                     31,147               29,047
    06/30/1990                     31,364                    31,667                     31,667               28,849
    07/31/1990                     30,804                    31,082                     31,082               28,757
    08/31/1990                     28,537                    28,775                     28,775               26,157
    09/30/1990                     27,298                    27,507                     27,507               24,883
    10/31/1990                     27,248                    27,442                     27,442               24,776
    11/30/1990                     28,619                    28,824                     28,824               26,377
    12/31/1990                     29,058                    29,246                     29,246               27,113
    01/31/1991                     30,457                    30,653                     30,653               28,295
    02/28/1991                     32,753                    32,926                     32,926               30,318
    03/31/1991                     33,686                    33,864                     33,846               31,052
    04/30/1991                     33,363                    33,539                     33,504               31,126
    05/31/1991                     35,174                    35,360                     35,326               32,471
    06/30/1991                     33,431                    33,608                     33,556               30,984
    07/31/1991                     35,715                    35,904                     35,817               32,428
    08/31/1991                     37,513                    37,711                     37,589               33,196
    09/30/1991                     37,100                    37,296                     37,155               32,642
    10/31/1991                     38,323                    38,525                     38,366               33,079
    11/30/1991                     36,830                    37,024                     36,847               31,746
    12/31/1991                     41,485                    41,704                     41,492               35,378
    01/31/1992                     40,523                    40,737                     40,491               34,720
    02/29/1992                     40,811                    41,027                     40,761               35,171
    03/31/1992                     39,907                    40,118                     39,837               34,485
    04/30/1992                     39,695                    39,905                     39,587               35,499
    05/31/1992                     40,311                    40,524                     40,183               35,673
    06/30/1992                     39,061                    39,267                     38,913               35,142
    07/31/1992                     40,273                    40,486                     40,106               36,578
    08/31/1992                     38,772                    38,977                     38,567               35,829
    09/30/1992                     39,946                    40,157                     39,721               36,250
    10/31/1992                     40,600                    40,815                     40,338               36,375
    11/30/1992                     42,409                    42,633                     42,108               37,614
    12/31/1992                     42,695                    42,920                     42,356               38,075
    01/31/1993                     43,759                    43,990                     43,400               38,394
    02/28/1993                     42,853                    43,079                     42,474               38,917
    03/31/1993                     43,838                    44,070                     43,420               39,738
    04/30/1993                     41,887                    42,109                     41,469               38,778
    05/31/1993                     44,055                    44,288                     43,578               39,815
    06/30/1993                     44,430                    44,665                     43,933               39,932
    07/31/1993                     44,489                    44,724                     43,952               39,771
    08/31/1993                     45,986                    46,230                     45,411               41,280
    09/30/1993                     47,030                    47,278                     46,416               40,963
    10/31/1993                     46,890                    47,138                     46,257               41,811
    11/30/1993                     46,115                    46,359                     45,441               41,412
    12/31/1993                     46,997                    47,245                     46,303               41,913
    01/31/1994                     49,247                    49,508                     48,471               43,338
    02/28/1994                     48,339                    48,595                     47,561               42,162
    03/31/1994                     46,154                    46,398                     45,393               40,324
    04/30/1994                     45,526                    45,767                     44,742               40,841
    05/31/1994                     46,327                    46,572                     45,501               41,511
    06/30/1994                     45,180                    45,419                     44,353               40,493
    07/31/1994                     46,305                    46,550                     45,415               41,823
    08/31/1994                     48,599                    48,856                     47,648               43,538
    09/30/1994                     47,626                    47,878                     46,651               42,474
    10/31/1994                     49,379                    49,640                     48,341               43,428
    11/30/1994                     47,063                    47,312                     46,022               41,846
    12/31/1994                     47,001                    47,250                     45,958               42,467
    01/31/1995                     47,344                    47,595                     46,257               43,568
    02/28/1995                     48,764                    49,022                     47,611               45,266
    03/31/1995                     49,862                    50,126                     48,645               46,602
    04/30/1995                     51,488                    51,760                     50,206               47,974
    05/31/1995                     53,090                    53,371                     51,745               49,892
    06/30/1995                     55,219                    55,512                     53,789               51,051
    07/31/1995                     57,142                    57,444                     55,627               52,743
    08/31/1995                     57,646                    57,950                     56,086               52,876
    09/30/1995                     58,905                    59,216                     57,280               55,107
    10/31/1995                     59,133                    59,446                     57,441               54,910
    11/30/1995                     60,622                    60,943                     58,865               57,321
    12/31/1995                     60,368                    60,687                     58,582               58,425
    01/31/1996                     63,096                    63,429                     61,200               60,414
    02/29/1996                     64,279                    64,619                     62,289               60,974
    03/31/1996                     64,356                    64,697                     62,341               61,561
    04/30/1996                     65,180                    65,525                     63,093               62,468
    05/31/1996                     66,673                    67,025                     64,493               64,079
    06/30/1996                     65,797                    66,145                     63,612               64,324
    07/31/1996                     61,989                    62,316                     59,880               61,482
    08/31/1996                     63,584                    63,920                     61,383               62,778
    09/30/1996                     68,395                    68,757                     65,997               66,312
    10/31/1996                     69,501                    69,869                     67,034               68,140
    11/30/1996                     73,540                    73,929                     70,871               73,291
    12/31/1996                     71,490                    71,868                     68,849               71,839
    01/31/1997                     74,922                    75,318                     72,121               76,328
    02/28/1997                     72,868                    73,253                     70,098               76,926
    03/31/1997                     68,967                    69,332                     66,292               73,765
    04/30/1997                     71,871                    72,251                     69,057               78,169
    05/31/1997                     77,122                    77,529                     74,053               82,928
    06/30/1997                     79,292                    79,711                     76,076               86,643
    07/31/1997                     87,682                    88,145                     84,076               93,537
    08/31/1997                     82,167                    82,601                     78,752               88,297
    09/30/1997                     87,507                    87,970                     83,807               93,133
    10/31/1997                     85,013                    85,462                     81,368               90,023
    11/30/1997                     85,747                    86,201                     82,023               94,190
    12/31/1997                     87,761                    88,225                     83,882               95,807
    01/31/1998                     89,716                    90,191                     85,709               96,867
    02/28/1998                     96,539                    97,050                     92,170              103,853
    03/31/1998                    103,052                   103,597                     98,349              109,171
    04/30/1998                    105,075                   105,631                    100,176              110,269
    05/31/1998                    103,634                   104,182                     98,772              108,374
    06/30/1998                    111,828                   112,420                    106,496              112,776
    07/31/1998                    109,838                   110,419                    104,526              111,575
    08/31/1998                     89,957                    90,433                     85,565               95,444
    09/30/1998                     97,945                    98,463                     93,112              101,558
    10/31/1998                    101,922                   102,461                     96,836              109,818
    11/30/1998                    109,637                   110,217                    104,099              116,474
    12/31/1998                    122,816                   123,465                    116,497              123,186
    01/31/1999                    132,310                   133,009                    125,432              128,337
    02/28/1999                    126,779                   127,450                    120,114              124,349
    03/31/1999                    132,928                   133,631                    125,867              129,324
    04/30/1999                    129,578                   130,263                    122,607              134,332
    05/31/1999                    122,853                   123,503                    116,171              131,161
    06/30/1999                    132,693                   133,395                    125,383              138,440
    07/31/1999                    127,134                   127,806                    120,029              134,118
    08/31/1999                    127,401                   128,074                    120,233              133,450
    09/30/1999                    127,057                   127,729                    119,584              129,796
    10/31/1999                    137,437                   138,164                    129,282              138,010
    11/30/1999                    146,659                   147,435                    137,892              140,816
    12/31/1999                    173,292                   174,209                    162,878              149,110
    01/31/2000                    166,118                   166,997                    155,989              141,621
    02/29/2000                    183,228                   184,197                    171,946              138,938
    03/31/2000                    191,767                   192,781                    179,873              152,530
    04/30/2000                    174,527                   175,450                    163,630              147,940
    05/31/2000                    159,989                   160,835                    149,853              144,904
    06/30/2000                    175,844                   176,774                    164,628              148,476
    07/31/2000                    179,642                   180,592                    168,052              146,154
    08/31/2000                    197,840                   198,886                    184,959              155,232
    09/30/2000                    182,032                   182,995                    170,088              147,037
    10/31/2000                    168,525                   169,417                    157,365              146,415
    11/30/2000                    144,275                   145,038                    134,657              134,872
    12/31/2000                    148,689                   149,476                    138,670              135,531
    01/31/2001                    146,563                   147,338                    136,562              140,340
    02/28/2001                    127,437                   128,111                    118,673              127,544
    03/31/2001                    113,686                   114,288                    105,821              119,464
    04/30/2001                    125,350                   126,013                    116,614              128,747
    05/31/2001                    122,931                   123,581                    114,247              129,610
    06/30/2001                    118,862                   119,491                    110,443              126,455
    07/31/2001                    115,712                   116,324                    107,405              125,210
    08/31/2001                    106,467                   107,030                     98,770              117,372
    09/30/2001                     96,353                    96,862                     89,367              107,895
    10/31/2001                     98,241                    98,761                     91,065              109,952
    11/30/2001                    106,179                   106,741                     98,314              118,387
    12/31/2001                    105,489                   106,047                     97,635              119,424

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35-50 stocks.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 15

A SECTOR-RELATED FUND

PIMCO Healthcare Innovation Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Stocks of healthcare-related companies that use technology in an innovative way to gain a strategic, competitive edge.

NUMBER OF SECURITIES IN THE PORTFOLIO:
55 (not including short-term instruments)

FUND INCEPTION DATE:
6/30/00

TOTAL NET ASSETS:
$4.4 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim

[PHOTO]
Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

[PHOTO]
Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. Previously, she worked at Fred Alger Investment Management and at Repligen--a biotech-nology firm. She has 6 years of investment experience.

Fund outperformed during tech rally in fourth quarter

PIMCO Healthcare Innovation Fund underperformed its Lipper Average for the second half of 2001, hurt by weak performance in the third quarter. However, PIMCO Healthcare Innovation Fund Class A shares posted a strong gain of 19.04% for the fourth quarter amid the strong tech rally.

Biotech exposure subdued returns in third quarter

The biotech sector proved disappointing in the third quarter, with many stocks in this area coming under valuation pressure, including IDEC Pharmaceuticals, Celera Genomics and Protein Design Labs. However HMOs positively contributed to the Fund's performance in the third quarter, with stocks such as Wellpoint posting impressive gains based on improving fundamentals and attractive valuations. Large-cap pharmaceuticals also helped the Fund's performance, as stocks such as Merck and Eli Lilly benefited from a flight to large-cap, blue-chip holdings in the third quarter.

Biotechs rebounded to aid performance in fourth quarter

In the fourth quarter, the Fund benefited from its exposure to the biotech-nology industry, as investors flocked to stocks with earnings durability and growth. For example, Cephalon rose significantly as a result of both beating its earnings estimates and on reported success in clinical trials of a Parkinson's drug currently in its pipeline. Biotech equipment maker Affymetrix also experienced a dramatic run-up after beating its earnings estimates and announcing the settlement of a patent lawsuit. Exposure to HMOs was less helpful to the Fund's performance in the fourth quarter, as investors eschewed this industry in search of more aggressive growth stocks. However, HMOs such as Wellpoint Health Networks and United Health Group provided small gains for the quarter.

" The growth and defensive characteristics of healthcare stocks make them attractive in a variety of market environments, which could bode well for investors as we wait to see the exact timing and strength of an economic recovery."

Healthcare could continue to perform well in uncertain market environment

We are optimistic that, given continued market uncertainty, the healthcare sector will continue to perform well. The growth and defensive characteristics of these stocks make them attractive in a variety of market environments, which could bode well for investors.

16 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Healthcare Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                     1 year   3 year   5 year   10 year    Inception
                                                                                                           (6/30/00)
PIMCO Healthcare Innovation Fund A Shares                            -16.62%     --       --       --          1.52%
PIMCO Healthcare Innovation Fund A Shares (adjusted)                 -21.21%     --       --       --         -2.22%
PIMCO Healthcare Innovation Fund B Shares                            -17.16%     --       --       --          0.81%
PIMCO Healthcare Innovation Fund B Shares (adjusted)                 -21.30%     --       --       --         -1.60%
PIMCO Healthcare Innovation Fund C Shares (adjusted)                 -17.89%     --       --       --          0.88%
S&P Healthcare Index                                                  -1.57%     --       --       --            --
Lipper Health/Biotechnology Fund Average                             -12.75%     --       --       --            --

TOP 10 HOLDINGS % of Total Investments

     Cephalon, Inc.                                  3.6%
     MedImmune, Inc.                                 3.0%
     Amgen, Inc.                                     2.9%
     Biogen, Inc.                                    2.9%
     Celgene Corp.                                   2.7%
     Quest Diagnostics, Inc.                         2.6%
     Protein Design Labs, Inc.                       2.4%
     King Pharmaceuticals, Inc.                      2.3%
     Versicor, Inc.                                  2.2%
     Barr Laboratories, Inc.                         2.2%
     Top Ten Total                                  26.8%

TOP 5 RELATED INDUSTRIES

     Health Care                                    85.7%
     Technology                                      1.1%

PORTFOLIO COMPOSITION

     Common Stock                                   86.9%
     Cash Equivalents                               13.1%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                    PIMCO          PIMCO          PIMCO
                  Healthcare     Healthcare     Healthcare
                  Innovation     Innovation     Innovation           S&P
     Month            A              B              C          Healthcare Index
   ==========     ==========     ==========     ==========     ================
   06/30/2000          9,450         10,000         10,000               10,000
   07/31/2000          9,648         10,200         10,200                9,007
   08/31/2000         10,801         11,410         11,410                9,278
   09/30/2000         11,737         12,390         12,390                9,796
   10/31/2000         11,406         12,039         12,039               10,349
   11/30/2000         10,517         11,099         11,099               11,044
   12/31/2000         11,594         12,217         12,217               11,310
   01/31/2001         10,229         10,771         10,782               10,018
   02/28/2001         10,239         10,782         10,782               10,513
   03/31/2001          8,958          9,426          9,426                9,776
   04/30/2001          9,572         10,065         10,076                9,885
   05/31/2001         10,049         10,569         10,569               10,274
   06/30/2001         10,367         10,883         10,895                9,963
   07/31/2001          9,350          9,819          9,818               10,835
   08/31/2001          9,180          9,639          9,639               10,451
   09/30/2001          8,122          8,518          8,518               10,757
   10/31/2001          9,001          9,437          9,437               10,846
   11/30/2001          9,541          9,986          9,997               11,132
   12/31/2001          9,668          9,760         10,132               11,132


Investment Process
--------------------------------------------------------------------------------
The Fund invests in innovative companies that provide products and/or services associated with the healthcare industry. The Fund may invest across a wide range of businesses and industries, allowing it to hold a relatively diversified portfolio of healthcare-related stocks. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. The fund may invest at least 65% of its assets in securities that have a connection with healthcare or medicine. The fund may at times invest in convertibles which may entail risk such as having to convert before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective. It may invest up to 15% in foreign securities, which may entail risk due to foreign economic and political developments; it may invest in smaller companies entailing greater risk than larger companies including higher volatility. Concentration of the fund's assets in one or a few sectors (such as healthcare) may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. There is additional risk with the healthcare industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 17

A SECTOR-RELATED FUND

PIMCO Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of technology-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
73 (not including short-term instruments)

FUND INCEPTION DATE:
12/22/94

TOTAL NET ASSETS:
$1.9 billion

PORTFOLIO MANAGER:
Dennis McKechnie

[PHOTO]
Dennis McKechnie
Portfolio Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Fund's long-term performance remained strong

Concerns over a decelerating economy wreaked havoc on the tech sector in the third quarter. This damage to the sector was only exacerbated by the tragic events of September 11th. Despite this, PIMCO Innovation Fund experienced a dramatic turnaround in the fourth quarter, outperforming the NASDAQ Composite and its Lipper average while experiencing its largest quarter-end returns since December 1999. While we do not expect the equity markets to be returning to late 1990s form, this resurgence in technology remains an encouraging signal.

Third quarter tech results proved disappointing

Virtually every industry within technology performed poorly during the third quarter. One area that provided good relative performance was traditional telecom service providers; holdings such as AT&T and WorldCom were flat to slightly up as a result of insulation from economic events and the pressures their less-well-funded competition face to complete their networks.

Inventory drawdown helped fourth quarter performance

The Fund's fourth quarter strength was aided in part by the depletion of inventories, which neared 20-year lows. As evidenced by the healthy performance of Fund holdings such as Cisco, the inventory drawdown mode appears to have ended. Personal computer makers such as Compaq and Dell also saw significant gains as a result of strong consumer electronics sales aided by a better-than-expected holiday sales season. Software stocks such as Siebel Systems and Microsoft also performed well, as investors became more optimistic about corporate software purchasing. After experiencing a downturn for much of last year, the chip sector experienced a surprising resurgence late in the year, which has continued into 2002. Benefiting from this turnaround was KLA-Tencor, which designs equipment that helps chip manufacturers cut costs and improve efficiency. In fact, nearly every sector of the tech marketplace saw gains of varying degrees over the fourth quarter and, by implementing prudent allocation across a wide variety of technology sectors, the Fund was able to benefit considerably.

"We continue to look to tech stocks to lead an economic turnaround in 2002."

We believe tech will continue to show strength

We still believe that technology stocks will begin a recovery in advance of the overall economy and that a recovery could begin by the second quarter of 2002. We're optimistic that the gains we've seen in the fourth quarter could be the precursor of outperformance for the technology sector in the coming year.

18 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                     1 year   3 year   5 year  10 year   Inception
                                                                                         (12/22/94)
PIMCO Innovation Fund A Shares                       -45.08%   -2.19%   12.85%    --         18.43%
PIMCO Innovation Fund A Shares (adjusted)            -48.10%   -4.01%   11.58%    --         17.48%
PIMCO Innovation Fund B Shares                       -45.49%   -2.80%   12.08%    --         17.60%
PIMCO Innovation Fund B Shares (adjusted)            -48.22%   -3.57%   11.82%    --         17.60%
PIMCO Innovation Fund C Shares (adjusted)            -46.04%   -2.81%   12.07%    --         17.60%
S&P 500 Index                                        -11.88%   -1.03%   10.70%    --            --
Lipper Science & Technology Fund Average             -37.59%   -1.39%    9.36%    --            --

TOP 10 HOLDINGS % of Total Investments

     Siebel Systems, Inc.                        3.6%
     Cisco Systems, Inc.                         2.8%
     LSI Logic Corp.                             2.7%
     Intel Corp.                                 2.7%
     Sun Microsystems, Inc.                      2.6%
     KLA-Tencor Corp.                            2.6%
     Broadcom Corp. `A'                          2.6%
     Taiwan Semiconductor Mfg. Co. Ltd. SP-A     2.6%
     Dell Computer Corp.                         2.6%
     Check Point Software Technologies Ltd.      2.5%
     Top Ten Total                              27.3%

TOP 5 RELATED INDUSTRIES

     Technology                                 92.7%
     Communications                              3.0%
     Consumer Services                           1.1%
     Health Care                                 0.7%
     Consumer Discretionary                      0.6%

PORTFOLIO COMPOSITION

     Common Stock                               98.5%
     Cash Equivalents                            1.5%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                     PIMCO          PIMCO          PIMCO
                  Innovation     Innovation     Innovation     S&P 500
     Month            A              B              C           Index
   ==========     ==========     ==========     ==========     =======
   12/31/1994          9,450         10,000         10,000      10,000
   01/31/1995          9,374          9,910          9,910      10,259
   02/28/1995          9,971         10,541         10,541      10,659
   03/31/1995         10,274         10,852         10,852      10,974
   04/30/1995         10,719         11,313         11,313      11,297
   05/31/1995         10,974         11,573         11,573      11,748
   06/30/1995         12,186         12,846         12,846      12,021
   07/31/1995         13,323         14,038         14,038      12,420
   08/31/1995         13,635         14,359         14,349      12,451
   09/30/1995         13,957         14,689         14,679      12,977
   10/31/1995         13,787         14,499         14,499      12,930
   11/30/1995         14,165         14,890         14,890      13,498
   12/31/1995         13,733         14,433         14,422      13,758
   01/31/1996         13,549         14,228         14,228      14,226
   02/29/1996         14,208         14,915         14,915      14,358
   03/31/1996         14,092         14,782         14,782      14,496
   04/30/1996         15,594         16,341         16,341      14,710
   05/31/1996         16,864         17,664         17,664      15,089
   06/30/1996         16,176         16,925         16,925      15,147
   07/31/1996         13,879         14,525         14,515      14,478
   08/31/1996         14,722         15,387         15,387      14,783
   09/30/1996         16,728         17,479         17,479      15,615
   10/31/1996         16,612         17,336         17,336      16,046
   11/30/1996         17,610         18,372         18,372      17,258
   12/31/1996         16,974         17,699         17,699      16,917
   01/31/1997         17,908         18,656         18,656      17,974
   02/28/1997         15,884         16,533         16,534      18,114
   03/31/1997         14,842         15,441         15,441      17,370
   04/30/1997         15,077         15,680         15,680      18,407
   05/31/1997         16,974         17,636         17,636      19,528
   06/30/1997         17,132         17,792         17,782      20,403
   07/31/1997         19,667         20,415         20,404      22,026
   08/31/1997         19,196         19,915         19,905      20,792
   09/30/1997         20,621         21,372         21,372      21,931
   10/31/1997         19,294         19,988         19,988      21,198
   11/30/1997         19,205         19,884         19,884      22,180
   12/31/1997         18,507         19,144         19,133      22,560
   01/31/1998         19,238         19,886         19,886      22,810
   02/28/1998         21,600         22,312         22,301      24,455
   03/31/1998         22,415         23,143         23,143      25,707
   04/30/1998         24,034         24,793         24,794      25,966
   05/31/1998         22,508         23,209         23,199      25,520
   06/30/1998         25,372         26,145         26,134      26,556
   07/31/1998         25,519         26,279         26,267      26,273
   08/31/1998         20,420         21,018         21,017      22,475
   09/30/1998         24,204         24,895         24,884      23,915
   10/31/1998         25,114         25,814         25,814      25,860
   11/30/1998         27,937         28,695         28,682      27,427
   12/31/1998         33,208         34,084         34,080      29,008
   01/31/1999         39,176         40,199         40,184      30,221
   02/28/1999         34,871         35,753         35,752      29,281
   03/31/1999         37,821         38,759         38,744      30,453
   04/30/1999         37,352         38,248         38,233      31,632
   05/31/1999         36,433         37,284         37,269      30,885
   06/30/1999         40,947         41,881         41,865      32,600
   07/31/1999         40,554         41,462         41,433      31,582
   08/31/1999         43,668         44,617         44,591      31,425
   09/30/1999         44,140         45,211         45,184      30,564
   10/31/1999         50,284         51,464         51,437      32,498
   11/30/1999         59,039         60,387         60,361      33,159
   12/31/1999         79,507         81,287         81,258      35,112
   01/31/2000         79,006         80,726         80,698      33,349
   02/29/2000        110,364        112,694        112,646      32,717
   03/31/2000        100,387        102,450        102,406      35,917
   04/30/2000         84,596         86,294         86,257      34,837
   05/31/2000         73,353         74,774         74,742      34,122
   06/30/2000         88,053         89,698         89,660      34,963
   07/31/2000         83,836         85,348         85,312      34,416
   08/31/2000         98,465        100,190        100,139      36,554
   09/30/2000         96,446         98,056         98,016      34,624
   10/31/2000         83,175         84,515         84,470      34,478
   11/30/2000         59,520         60,445         60,421      31,759
   12/31/2000         56,580         57,423         57,388      31,915
   01/31/2001         59,262         60,104         60,085      33,047
   02/28/2001         43,237         43,822         43,802      30,034
   03/31/2001         37,245         37,718         37,696      28,131
   04/30/2001         42,716         43,247         43,226      30,317
   05/31/2001         39,846         40,310         40,291      30,520
   06/30/2001         39,503         39,928         39,908      29,777
   07/31/2001         35,351         35,723         35,706      29,484
   08/31/2001         29,235         29,514         29,497      27,639
   09/30/2001         21,207         21,386         21,385      25,407
   10/31/2001         26,320         26,549         26,533      25,891
   11/30/2001         31,200         31,431         31,428      27,878
   12/31/2001         31,075         31,299         31,280      28,122



Investment Process
--------------------------------------------------------------------------------
The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO's which may affect performance. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 19

A BLEND FUND

PIMCO Mid-Cap Fund

OBJECTIVE:
Long-term growth of capital.

PORTFOLIO:
Primarily common stocks of medium capitalization companies that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES IN THE PORTFOLIO:
87 (not including short-term instruments)

FUND INCEPTION DATE:
8/26/91

TOTAL NET ASSETS:
$962.6 million

PORTFOLIO MANAGERS:
David Breed
Bill Bannick
Katherine Burdon
Peter McManus

[PHOTO]
Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for PIMCO's Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.

[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital
Management. He has over 16 years of investment experience.

A cautious underweighting in tech both helped and hindered

Over the third quarter PIMCO Mid-Cap Fund invested sparingly in the volatile technology sector, which posted disappointing returns for the quarter. This underweighting contributed greatly to the Fund's outperformance of its index and Lipper Average during the third quarter. In the fourth quarter the Fund remained underweighted in technology, despite a dramatic tech rally, due to continued concerns about real earnings potential in the sector. As a result, while the Fund underperformed its benchmark and Lipper average, it still managed a solid gain of 8.83% for the fourth quarter.

Interest rate cuts provided a healthy boost

In the third quarter, the Fund's exposure to consumer staples helped its performance, as stocks such as McCormick and Pepsi proved attractive to investors in a decelerating economic environment. The Fund's performance was also helped by a substantial overweight in the financial services sector. In particular, companies such as USA Education and Dime Bancorp benefited from the falling interest rate environment.

Strong consumer confidence delivers healthy holiday sales

A relative underweighting in the technology sector hindered performance for the fourth quarter. However, the health-care, consumer discretionary, and financial services sectors all contributed positively to the Fund's performance in the fourth quarter. Relatively strong consumer conf better-than-expected holiday spending season allowed consumer prod like Best Buy Inc. and Williams-Sonoma to post solid returns. The benefited from rising car sales, buoyed by a low interest rate env through its exposure to AmeriCredit, a financial services firm spe auto loans. With interest rates still at relative lows, we believe be opportunities for further gains in the financial services secto coming year.

"We have built a portfolio of reasonably-valued companies with the growth potential to take advantage of an economic turnaround."

We anticipate a recovery on the horizon

While we anticipate a recovery in 2002, we are expecting a more conservative rebound than seen in the past. With valuations and earnings reliability still pressing concerns in the current market environment, we believe that our growth-at-a reasonable-price philosophy could bode well for investors in the coming year.


20 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                           1 year        3 year     5 year      10 year   Inception
                                                                                                          (8/26/91)
   PIMCO Mid-Cap Fund A Shares                             -19.68%       4.97%      10.68%      13.03%      13.89%
   PIMCO Mid-Cap Fund A Shares (adjusted)                  -24.10%       3.01%       9.43%      12.39%      13.27%
   PIMCO Mid-Cap Fund B Shares                             -20.27%       4.17%       9.85%      12.45%      13.33%
   PIMCO Mid-Cap Fund B Shares (adjusted)                  -24.24%       3.41%       9.58%      12.45%      13.33%
   PIMCO Mid-Cap Fund C Shares (adjusted)                  -21.05%       4.18%       9.86%      12.19%      13.05%
   Russell Mid-Cap Index                                    -5.63%       6.50%      11.40%      13.58%         --
   Lipper Mid-Cap Core Fund Average                         -3.63%       9.96%      11.62%      12.98%         --

TOP 10 HOLDINGS % of Total Investments

   AmeriCredit Corp.                          1.6%
   King Pharmaceuticals, Inc.                 1.6%
   SunGard Data Systems, Inc.                 1.6%
   Darden Restaurants, Inc.                   1.5%
   Williams-Sonoma, Inc.                      1.5%
   McCormick & Co.                            1.5%
   International Game Technology              1.4%
   Affiliated Computer Services, Inc. `A'     1.4%
   Pactiv Corp.                               1.4%
   Laboratory Corp. of America Holdings       1.4%
   Top Ten Total                             14.9%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services             27.0%
   Health Care                               19.5%
   Technology                                17.1%
   Consumer Discretionary                    12.7%
   Consumer Staples                           4.1%

PORTFOLIO COMPOSITION

   Common Stock                              92.7%
   Cash Equivalents                           7.3%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]


                   PIMCO       PIMCO       PIMCO
                  Mid-Cap     Mid-Cap     Mid-Cap        Russell
     Month           A           B           C        Mid-Cap Index
   ==========     =======     =======     =======     =============
   08/31/1991       9,450      10,000      10,000            10,000
   09/30/1991       9,400       9,940       9,940             9,942
   10/31/1991       9,741      10,295      10,295            10,145
   11/30/1991       9,463       9,995       9,995             9,726
   12/31/1991      10,694      11,288      11,288            10,816
   01/31/1992      10,702      11,290      11,290            11,019
   02/29/1992      10,803      11,390      11,390            11,272
   03/31/1992      10,477      11,038      11,038            10,984
   04/30/1992      10,404      10,955      10,955            11,070
   05/31/1992      10,410      10,954      10,954            11,142
   06/30/1992      10,131      10,654      10,654            10,961
   07/31/1992      10,406      10,936      10,936            11,419
   08/31/1992      10,098      10,606      10,606            11,156
   09/30/1992      10,428      10,946      10,946            11,388
   10/31/1992      10,765      11,293      11,293            11,666
   11/30/1992      11,410      11,962      11,962            12,254
   12/31/1992      11,629      12,184      12,184            12,583
   01/31/1993      12,056      12,624      12,624            12,835
   02/28/1993      11,680      12,223      12,223            12,849
   03/31/1993      12,153      12,710      12,710            13,267
   04/30/1993      11,816      12,350      12,350            12,916
   05/31/1993      12,318      12,867      12,867            13,326
   06/30/1993      12,695      13,253      13,253            13,476
   07/31/1993      12,535      13,077      13,077            13,541
   08/31/1993      13,151      13,712      13,712            14,143
   09/30/1993      13,500      14,067      14,067            14,198
   10/31/1993      13,359      13,911      13,911            14,209
   11/30/1993      12,981      13,510      13,510            13,880
   12/31/1993      13,410      13,947      13,947            14,383
   01/31/1994      13,683      14,222      14,222            14,779
   02/28/1994      13,660      14,190      14,190            14,578
   03/31/1994      13,157      13,659      13,659            13,957
   04/30/1994      13,201      13,695      13,695            14,053
   05/31/1994      12,957      13,434      13,434            14,072
   06/30/1994      12,522      12,974      12,974            13,656
   07/31/1994      12,801      13,255      13,255            14,124
   08/31/1994      13,467      13,936      13,936            14,794
   09/30/1994      13,118      13,567      13,567            14,432
   10/31/1994      13,378      13,827      13,827            14,543
   11/30/1994      12,742      13,161      13,161            13,901
   12/31/1994      13,041      13,461      13,461            14,082
   01/31/1995      12,912      13,320      13,320            14,371
   02/28/1995      13,693      14,118      14,118            15,115
   03/31/1995      14,129      14,558      14,558            15,547
   04/30/1995      14,443      14,873      14,873            15,782
   05/31/1995      14,936      15,372      15,372            16,300
   06/30/1995      15,812      16,264      16,264            16,848
   07/31/1995      17,299      17,782      17,782            17,666
   08/31/1995      17,427      17,903      17,903            17,937
   09/30/1995      17,670      18,142      18,142            18,342
   10/31/1995      17,393      17,846      17,846            17,932
   11/30/1995      17,723      18,173      18,173            18,824
   12/31/1995      17,834      18,275      18,275            18,933
   01/31/1996      18,181      18,619      18,619            19,332
   02/29/1996      18,616      19,054      19,054            19,786
   03/31/1996      18,844      19,274      19,274            20,073
   04/30/1996      19,231      19,659      19,659            20,641
   05/31/1996      19,550      19,972      19,972            20,953
   06/30/1996      19,146      19,547      19,547            20,638
   07/31/1996      18,224      18,593      18,593            19,361
   08/31/1996      19,212      19,589      19,589            20,283
   09/30/1996      20,554      20,945      20,945            21,285
   10/31/1996      20,685      21,065      21,065            21,455
   11/30/1996      21,937      22,327      22,327            22,762
   12/31/1996      21,914      22,289      22,289            22,530
   01/31/1997      22,809      23,183      23,196            23,373
   02/28/1997      22,416      22,783      22,783            23,338
   03/31/1997      21,776      22,108      22,107            22,346
   04/30/1997      22,231      22,558      22,558            22,902
   05/31/1997      23,756      24,097      24,097            24,573
   06/30/1997      24,901      25,235      25,248            25,377
   07/31/1997      27,201      27,563      27,562            27,494
   08/31/1997      27,164      27,500      27,500            27,194
   09/30/1997      29,059      29,402      29,402            28,747
   10/31/1997      28,444      28,752      28,751            27,628
   11/30/1997      28,629      28,927      28,938            28,286
   12/31/1997      29,283      29,577      29,576            29,067
   01/31/1998      28,761      29,021      29,020            28,520
   02/28/1998      30,443      30,703      30,702            30,750
   03/31/1998      31,369      31,617      31,616            32,208
   04/30/1998      31,812      32,041      32,054            32,289
   05/31/1998      30,716      30,929      30,928            31,291
   06/30/1998      31,303      31,485      31,484            31,724
   07/31/1998      30,389      30,560      30,559            30,211
   08/31/1998      24,965      25,089      25,089            25,377
   09/30/1998      26,765      26,898      26,878            27,019
   10/31/1998      27,496      27,633      27,592            28,862
   11/30/1998      29,008      29,152      29,091            30,227
   12/31/1998      31,468      31,625      31,552            31,998
   01/31/1999      30,111      30,262      30,160            31,944
   02/28/1999      28,467      28,609      28,505            30,880
   03/31/1999      28,604      28,747      28,630            31,847
   04/30/1999      30,071      30,221      30,076            34,200
   05/31/1999      30,002      30,152      29,980            34,101
   06/30/1999      31,262      31,418      31,233            35,305
   07/31/1999      30,399      30,551      30,343            34,334
   08/31/1999      29,372      29,518      29,299            33,445
   09/30/1999      28,811      28,955      28,727            32,267
   10/31/1999      29,785      29,933      29,675            33,797
   11/30/1999      31,482      31,639      31,346            34,770
   12/31/1999      35,415      35,591      35,243            37,830
   01/31/2000      34,565      34,737      34,365            36,578
   02/29/2000      42,062      42,271      41,805            39,391
   03/31/2000      43,791      44,009      43,490            41,648
   04/30/2000      41,071      41,276      40,772            39,678
   05/31/2000      40,180      40,380      39,854            38,626
   06/30/2000      41,980      42,189      41,624            39,770
   07/31/2000      41,031      41,236      40,662            39,324
   08/31/2000      44,671      44,893      44,228            43,091
   09/30/2000      45,260      45,486      44,786            42,475
   10/31/2000      44,464      44,685      43,962            41,821
   11/30/2000      41,485      41,691      40,994            38,057
   12/31/2000      45,310      45,535      44,741            40,953
   01/31/2001      43,239      43,454      42,665            41,613
   02/28/2001      41,825      42,033      41,261            39,079
   03/31/2001      39,809      40,007      39,244            36,656
   04/30/2001      41,167      41,372      40,551            39,790
   05/31/2001      41,356      41,562      40,705            40,530
   06/30/2001      39,602      39,800      38,975            40,149
   07/31/2001      37,717      37,905      37,092            39,001
   08/31/2001      36,322      36,503      35,709            37,499
   09/30/2001      33,986      34,156      33,384            32,977
   10/31/2001      33,949      34,118      33,327            34,283
   11/30/2001      35,324      35,500      34,634            37,155
   12/31/2001      36,394      36,576      35,680            38,649

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.


                                    12.31.01 | PIMCO Funds Semi-Annual Report 21

A GROWTH FUND

PIMCO Opportunity Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of companies with market capitalizations of between $100 million and $2 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
111 (not including short-term instruments)

FUND INCEPTION DATE:
2/24/84

TOTAL NET ASSETS:
$411.7 million

PORTFOLIO MANAGER:
Michael Gaffney

[PHOTO]
Michael Gaffney
Portfolio Manager

Mr. Gaffney is a Managing Director and head of small-cap growth management at PIMCO Equity Advisors. He has more than 14 years of investment experience.

Fund still holds top Lipper ranking since inception

The market entered September in a strong downtrend, and the September 11th terrorist attacks exacerbated this already difficult environment. Small-cap growth stocks were hit particularly hard as the market saw a flight to more liquid, presumably safer large-caps. However, the fourth quarter produced a dramatic turnaround for the overall stock market and small-cap investing in particular. Despite the volatility of the past six months, PIMCO Opportunity Fund outperformed its Lipper average for this period.

Defensive stocks helped the Fund weather the third quarter storm

Notsurprisingly, the best-performing issues in the difficult third quarter came from economically defensive sectors of the economy, such as healthcare and insurance. Although the Fund was slightly underweight in technology, those tech stocks in the portfolio exhibited poor performance as the expected stabilization in operating fundamentals had not yet materialized. Additionally, economically cyclical stocks declined as the outlook for the economy worsened. During the decline, however, exposure to both technology and cyclical stocks was increased in anticipation of an eventual improvement in the economic environment.

Technology resurgence further strengthens fourth quarter performance

Investor sentiment changed dramatically during the fourth quarter, with cyclical and technology issues performing very strongly in anticipation of an economic recovery. The Fund's overweighting in both areas greatly helped performance during this period. With technology spending showing signs of stabilization, Fund holdings such as Websense, a firm offering software that monitors employee Internet usage, delivered strong returns for the quarter. The Fund's performance was also helped by its exposure to consumer discretionary stocks, which received a boost from a better-than-expected holiday shopping season. In particular, Furniture Brands, one of the largest manufacturers of furniture in the United States, experienced a strong gain. The portfolio also benefited from prudent diversification; it had exposure to nine different economic sectors, all of which posted gains.

"Traditionally, small-cap stocks have begun recovering in advance of, and to a more dramatic extent than, the overall economy."

We anticipate a healthy small-cap investing environment

We anticipate that an economic recovery will begin some time in the first half of 2002. Traditionally, small-cap stocks have begun recovering in advance of, and to a more dramatic extent than, the overall economy. We anticipate ample small-cap investing opportunities in this setting and are confident that our focus on fundamentals and growth potential could result in solid performance.

22 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                            1 year    3 year    5 year     10 year   Inception
                                                                                                     (2/24/84)
PIMCO Opportunity Fund A Shares                             -17.32%   5.61%     2.89%      12.16%     15.20%
PIMCO Opportunity Fund A Shares (adjusted)                  -21.86%   3.64%     1.73%      11.53%     14.84%
PIMCO Opportunity Fund B Shares                             -17.94%   4.85%     2.15%      11.58%     14.86%
PIMCO Opportunity Fund B Shares (adjusted)                  -22.04%   4.23%     1.97%      11.58%     14.86%
PIMCO Opportunity Fund C Shares (adjusted)                  -18.76%   4.85%     2.15%      11.33%     14.36%
Russell 2000 Index                                            2.49%   6.41%     7.52%      11.51%        --
Lipper Small-Cap Growth Fund Average                        -10.87%   8.89%     8.51%      11.17%        --

TOP 10 HOLDINGS % of Total Investments

   SmartForce Public Ltd. Co. SP - ADR           1.9%
   Mediacom Communications Corp.                 1.8%
   Veritas DGC, Inc.                             1.8%
   Investors Financial Services Corp.            1.6%
   Genesco, Inc.                                 1.5%
   Linens `n Things, Inc.                        1.5%
   Frontier Airlines, Inc.                       1.5%
   Getty Images, Inc.                            1.4%
   BE Aerospace, Inc.                            1.4%
   E*Trade Group, Inc.                           1.4%
   Top Ten Total                                15.8%

TOP 5 RELATED INDUSTRIES

   Technology                                   24.2%
   Consumer Discretionary                       15.2%
   Health Care                                  14.9%
   Financial & Business Services                12.8%
   Communications                                7.4%

PORTFOLIO COMPOSITION

   Common Stock                                 97.0%
   Cash Equivalents                              3.0%

CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]


                   PIMCO            PIMCO             PIMCO
     Month      Opportunity      Opportunity       Opportunity     Russell 2000
                     A                B                 C             Index
   ==========   ===========      ===========       ===========     ============

   02/29/1984       9,450           10,000            10,000          10,000
   03/31/1984       9,087            9,610             9,610          10,059
   04/30/1984       9,246            9,771             9,771          10,004
   05/31/1984       8,981            9,486             9,486           9,485
   06/30/1984       9,275            9,791             9,790           9,757
   07/31/1984       9,046            9,542             9,542           9,281
   08/31/1984      10,520           11,091            11,091          10,373
   09/30/1984      10,136           10,679            10,680          10,293
   10/31/1984      10,034           10,564            10,564          10,104
   11/30/1984       9,642           10,144            10,145           9,835
   12/31/1984      10,143           10,665            10,666           9,995
   01/31/1985      11,884           12,489            12,490          11,320
   02/28/1985      12,135           12,745            12,746          11,624
   03/31/1985      11,570           12,143            12,145          11,386
   04/30/1985      11,361           11,916            11,918          11,245
   05/31/1985      11,829           12,399            12,401          11,658
   06/30/1985      12,100           12,675            12,677          11,790
   07/31/1985      12,380           12,960            12,963          12,120
   08/31/1985      12,030           12,586            12,588          12,004
   09/30/1985      11,350           11,866            11,869          11,278
   10/31/1985      11,700           12,224            12,227          11,706
   11/30/1985      12,565           13,120            13,123          12,549
   12/31/1985      13,269           13,847            13,850          13,101
   01/31/1986      13,338           13,911            13,914          13,308
   02/28/1986      14,194           14,795            14,799          14,264
   03/31/1986      14,850           15,470            15,474          14,956
   04/30/1986      15,325           15,954            15,959          15,177
   05/31/1986      16,068           16,718            16,723          15,701
   06/30/1986      16,322           16,971            16,976          15,682
   07/31/1986      14,515           15,082            15,086          14,215
   08/31/1986      14,646           15,209            15,213          14,668
   09/30/1986      13,405           13,910            13,914          13,763
   10/31/1986      13,840           14,352            14,357          14,309
   11/30/1986      14,096           14,609            14,613          14,260
   12/31/1986      13,970           14,469            14,473          13,848
   01/31/1987      15,566           16,113            16,118          15,450
   02/28/1987      17,050           17,640            17,645          16,750
   03/31/1987      17,726           18,328            18,333          17,200
   04/30/1987      17,286           17,862            17,867          16,703
   05/31/1987      17,105           17,664            17,669          16,650
   06/30/1987      17,398           17,956            17,960          17,076
   07/31/1987      18,053           18,620            18,625          17,607
   08/31/1987      19,037           19,622            19,628          18,125
   09/30/1987      18,935           19,506            19,511          17,791
   10/31/1987      14,011           14,423            14,427          12,344
   11/30/1987      13,170           13,549            13,552          11,682
   12/31/1987      14,975           15,397            15,400          12,621
   01/31/1988      14,883           15,292            15,295          13,169
   02/29/1988      16,044           16,476            16,480          14,354
   03/31/1988      16,682           17,120            17,125          15,028
   04/30/1988      17,160           17,599            17,605          15,368
   05/31/1988      16,513           16,925            16,930          14,951
   06/30/1988      18,103           18,545            18,549          16,018
   07/31/1988      17,207           17,616            17,620          15,865
   08/31/1988      16,734           17,121            17,125          15,459
   09/30/1988      17,360           17,751            17,755          15,867
   10/31/1988      16,932           17,302            17,305          15,691
   11/30/1988      16,634           16,987            16,990          15,168
   12/31/1988      17,202           17,556            17,559          15,762
   01/31/1989      18,183           18,546            18,549          16,465
   02/28/1989      17,973           18,322            18,324          16,586
   03/31/1989      18,705           19,056            19,059          16,977
   04/30/1989      20,026           20,390            20,394          17,717
   05/31/1989      21,453           21,830            21,833          18,479
   06/30/1989      20,729           21,081            21,083          18,058
   07/31/1989      22,379           22,747            22,748          18,760
   08/31/1989      23,101           23,465            23,468          19,217
   09/30/1989      23,307           23,660            23,663          19,277
   10/31/1989      21,949           22,267            22,268          18,134
   11/30/1989      22,406           22,716            22,718          18,250
   12/31/1989      22,641           22,941            22,942          18,323
   01/31/1990      20,588           20,847            20,848          16,722
   02/28/1990      21,251           21,505            21,506          17,241
   03/31/1990      22,133           22,385            22,385          17,918
   04/30/1990      21,662           21,895            21,895          17,332
   05/31/1990      23,681           23,922            23,922          18,560
   06/30/1990      24,181           24,413            24,412          18,609
   07/31/1990      23,979           24,193            24,192          17,793
   08/31/1990      21,164           21,338            21,337          15,413
   09/30/1990      20,004           20,156            20,155          14,043
   10/31/1990      19,330           19,463            19,462          13,185
   11/30/1990      20,835           20,967            20,966          14,191
   12/31/1990      21,150           21,259            21,257          14,748
   01/31/1991      23,175           23,278            23,277          16,077
   02/28/1991      24,750           24,845            24,844          17,880
   03/31/1991      27,260           27,364            27,351          19,134
   04/30/1991      26,637           26,738            26,724          19,085
   05/31/1991      29,302           29,414            29,405          19,994
   06/30/1991      26,515           26,617            26,585          18,838
   07/31/1991      28,800           28,910            28,866          19,497
   08/31/1991      30,392           30,508            30,450          20,216
   09/30/1991      31,067           31,186            31,112          20,374
   10/31/1991      32,850           32,976            32,871          20,912
   11/30/1991      30,652           30,769            30,660          19,944
   12/31/1991      35,710           35,847            35,732          21,540
   01/31/1992      38,434           38,581            38,415          23,287
   02/29/1992      39,805           39,957            39,757          23,967
   03/31/1992      38,453           38,600            38,396          23,156
   04/30/1992      36,338           36,477            36,249          22,343
   05/31/1992      36,681           36,822            36,575          22,640
   06/30/1992      35,824           35,961            35,693          21,576
   07/31/1992      37,252           37,395            37,074          22,326
   08/31/1992      35,748           35,885            35,559          21,695
   09/30/1992      37,786           37,931            37,571          22,195
   10/31/1992      39,843           39,995            39,584          22,895
   11/30/1992      43,157           43,322            42,842          24,648
   12/31/1992      46,271           46,448            45,900          25,506
   01/31/1993      49,141           49,329            48,711          26,369
   02/28/1993      46,541           46,719            46,133          25,761
   03/31/1993      49,912           50,102            49,429          26,596
   04/30/1993      48,236           48,421            47,743          25,865
   05/31/1993      52,472           52,673            51,930          27,009
   06/30/1993      55,245           55,456            54,624          27,177
   07/31/1993      57,227           57,446            56,542          27,552
   08/31/1993      61,097           61,331            60,342          28,742
   09/30/1993      64,371           64,617            63,520          29,553
   10/31/1993      63,966           64,210            63,094          30,314
   11/30/1993      60,653           60,885            59,799          29,327
   12/31/1993      63,452           63,695            62,499          30,329
   01/31/1994      65,907           66,159            64,890          31,279
   02/28/1994      64,327           64,573            63,296          31,165
   03/31/1994      59,376           59,604            58,366          29,524
   04/30/1994      59,419           59,646            58,387          29,699
   05/31/1994      56,319           56,534            55,302          29,365
   06/30/1994      51,429           51,626            50,456          28,374
   07/31/1994      54,571           54,779            53,518          28,841
   08/31/1994      58,835           59,060            57,651          30,447
   09/30/1994      60,063           60,293            58,826          30,344
   10/31/1994      63,205           63,447            61,867          30,221
   11/30/1994      59,813           60,042            58,511          29,000
   12/31/1994      60,895           61,128            59,538          29,776
   01/31/1995      58,942           59,168            57,566          29,400
   02/28/1995      62,206           62,444            60,729          30,624
   03/31/1995      65,383           65,633            63,805          31,149
   04/30/1995      67,272           67,530            65,604          31,841
   05/31/1995      68,624           68,887            66,860          32,388
   06/30/1995      75,042           75,329            73,077          34,069
   07/31/1995      82,125           82,439            79,945          36,031
   08/31/1995      81,223           81,534            79,012          36,777
   09/30/1995      83,885           84,206            81,548          37,433
   10/31/1995      81,182           81,492            78,860          35,759
   11/30/1995      84,917           85,241            82,436          37,262
   12/31/1995      86,817           87,149            84,261          38,245
   01/31/1996      82,750           83,067            80,227          38,203
   02/29/1996      86,630           86,962            83,965          39,394
   03/31/1996      90,138           90,483            87,323          40,196
   04/30/1996      99,173           99,552            95,989          42,345
   05/31/1996     105,868          106,273           102,407          44,014
   06/30/1996     100,021          100,403            96,693          42,207
   07/31/1996      87,822           88,158            84,859          38,520
   08/31/1996      92,339           92,692            89,164          40,757
   09/30/1996      99,274           99,654            95,797          42,350
   10/31/1996      93,137           93,494            89,814          41,697
   11/30/1996      93,776           94,135            90,357          43,415
   12/31/1996      97,593           97,966            93,990          44,553
   01/31/1997      94,018           94,378            90,472          45,443
   02/28/1997      84,524           84,847            81,311          44,341
   03/31/1997      77,712           78,010            74,685          42,249
   04/30/1997      76,017           76,308            73,006          42,366
   05/31/1997      87,239           87,573            83,753          47,080
   06/30/1997      90,477           90,823            86,796          49,098
   07/31/1997      93,591           93,949            89,744          51,382
   08/31/1997      97,383           97,755            93,294          52,559
   09/30/1997     104,598          104,998           100,173          56,406
   10/31/1997      96,674           97,043            92,502          53,930
   11/30/1997      93,068           93,424            89,015          53,579
   12/31/1997      93,658           94,016            89,526          54,517
   01/31/1998      92,078           92,431            87,929          53,656
   02/28/1998     101,581          101,970            96,970          57,626
   03/31/1998     105,199          105,601           100,336          60,000
   04/30/1998     104,706          105,107            99,825          60,332
   05/31/1998      98,524           98,901            93,876          57,080
   06/30/1998     103,029          103,424            98,091          57,200
   07/31/1998      94,179           94,540            89,626          52,567
   08/31/1998      70,964           71,236            67,497          42,358
   09/30/1998      76,584           76,877            72,796          45,675
   10/31/1998      79,908           80,214            75,890          47,539
   11/30/1998      86,453           86,783            82,075          50,030
   12/31/1998      95,522           95,887            90,676          53,126
   01/31/1999     100,087          100,470            94,983          53,833
   02/28/1999      88,447           88,786            83,851          49,472
   03/31/1999      94,524           94,885            89,545          50,244
   04/30/1999     100,923          101,309            95,526          54,746
   05/31/1999      99,530           99,911            94,189          55,545
   06/30/1999     107,114          107,524           101,215          58,056
   07/31/1999     107,746          108,159           101,803          56,465
   08/31/1999     105,602          106,006            99,756          54,376
   09/30/1999     108,147          108,561           102,061          54,387
   10/31/1999     112,679          113,110           106,286          54,605
   11/30/1999     126,899          127,384           119,593          57,864
   12/31/1999     157,659          158,262           148,702          64,415
   01/31/2000     158,684          159,291           149,535          63,378
   02/29/2000     203,781          204,561           191,943          73,841
   03/31/2000     190,128          190,855           178,910          68,975
   04/30/2000     155,145          155,738           145,972          64,823
   05/31/2000     139,909          140,445           131,477          61,044
   06/30/2000     161,483          162,101           151,712          66,367
   07/31/2000     150,389          150,965           141,183          64,230
   08/31/2000     173,188          173,851           162,473          69,130
   09/30/2000     166,642          167,279           156,234          67,098
   10/31/2000     152,777          153,362           143,189          64,105
   11/30/2000     120,159          120,619           112,532          57,522
   12/31/2000     136,068          136,589           127,364          62,463
   01/31/2001     135,565          136,084           126,791          65,717
   02/28/2001     113,265          113,698           105,870          61,406
   03/31/2001     101,293          101,680            94,595          58,403
   04/30/2001     115,281          115,722           107,592          62,971
   05/31/2001     116,860          117,307           109,023          64,520
   06/30/2001     120,004          120,463           111,880          66,804
   07/31/2001     113,140          113,573           105,458          63,135
   08/31/2001     103,874          104,271            96,673          61,095
   09/30/2001      82,839           83,156            77,107          52,872
   10/31/2001      94,876           95,239            88,241          55,965
   11/30/2001     103,509          103,905            96,165          60,297
   12/31/2001     112,515          112,945           104,522          64,017

Investment Process

The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager's thorough, bottom-up analysis combines quantitative and qualitative criteria to result in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio's risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 23

A VALUE FUND

PIMCO Renaissance Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
78 (not including short-term instruments)

FUND INCEPTION DATE:
4/18/88

TOTAL NET ASSETS:
$2.6 billion

PORTFOLIO MANAGER:
John Schneider

[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Renaissance Fund turned in strong second half performance

Despite a tumultuous market environment, PIMCO Renaissance Fund Class A shares gained 13.59% in the second half of 2001, and turned in a particularly strong performance in the fourth quarter, rising 21.19%. The Fund was able to produce these returns despite a market environment that favored growth investing over value investing.

Fund benefited from stock selection in third quarter

In the third quarter, the Fund benefited from its overweight in utilities, as well as strong stock selection in the consumer discretionary and financial services sectors. In particular, PG&E, Office Depot and Raytheon all posted strong gains. However, the Fund was hurt by its exposure to basic materials stocks, which suffered as the economy decelerated.

Focus on cyclicals helps performance in fourth quarter

The Fund benefited from a significant overweight in autos and transportation in the fourth quarter. In particular, Continental Airlines gained enormous ground after being oversold in the wake of the September 11th tragedies. The Fund's performance was also aided by its large overweight in the materials and processing sector, which began to recover from an 18-month recession. Technology stocks also contributed to the Fund's performance. For example, Maxtor, a computer storage company, rose on optimism that corporate tech spending would increase as the economy improves.

"Value stocks should continue to perform well as economic recovery takes hold in 2002."

Value stocks could continue to outperform

For 2002, we anticipate a v-shaped recovery, but expect returns to be more understated than previous recoveries. We think value could continue to outperform growth, only by a narrower spread than in recent years. And we believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

24 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                             1 year     3 year    5 year      10 year    Inception
                                                                                                         (4/18/88)
PIMCO Renaissance Fund A Shares                              19.41%     21.78%    22.31%      18.80%      15.98%
PIMCO Renaissance Fund A Shares (adjusted)                   12.84%     19.51%    20.94%      18.13%      15.50%
PIMCO Renaissance Fund B Shares                              18.52%     20.86%    21.35%      18.17%      15.53%
PIMCO Renaissance Fund B Shares (adjusted)                   13.52%     20.17%    21.16%      18.17%      15.53%
PIMCO Renaissance Fund C Shares (adjusted)                   17.51%     20.87%    21.40%      17.91%      15.11%
Russell 1000 Value Index                                     -5.59%      2.74%    11.14%      14.16%         --
Russell Mid-Cap Value Index                                   2.32%      6.80%    11.45%      14.41%         --
Lipper Mid-Cap Value Fund Average                            10.36%     12.22%    11.55%      12.89%         --

TOP 10 HOLDINGS % of Total Investments

   Alcan, Inc.                            5.2%
   PartnerRe Ltd.                         5.1%
   PG&E Corp.                             4.2%
   J.C. Penney Co., Inc.                  3.7%
   Visteon Corp.                          2.9%
   WorldCom, Inc.-WorldCom Group          2.9%
   Diamond Offshore Drilling, Inc.        2.9%
   ACE Ltd.                               2.9%
   Aetna, Inc.                            2.7%
   Fairfax Financial Holdings Ltd.        2.6%
   Top Ten Total                         35.1%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services         19.3%
   Materials & Processing                15.5%
   Capital Goods                         10.4%
   Energy                                10.3%
   Utilities                              6.9%

PORTFOLIO COMPOSITION

   Common Stock                          92.4%
   Cash Equivalents                       7.6%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                          PIMCO                PIMCO            PIMCO
                       Renaissance         Renaissance      Renaissance      Russell 1000      Russell Mid-Cap
           Month             A                   B               C            Value Index        Value Index
        ==========     ===========         ===========      ===========      ============      ===============
        04/30/1988          9,450              10,000          10,000             10,000              10,001
        05/31/1988          9,460              10,000          10,000             10,145              10,072
        06/30/1988          9,671              10,220          10,220             10,625              10,719
        07/31/1988          9,652              10,190          10,190             10,628              10,643
        08/31/1988          9,516              10,038          10,038             10,419              10,525
        09/30/1988          9,652              10,180          10,180             10,758              10,843
        10/31/1988          9,770              10,291          10,291             11,002              10,968
        11/30/1988          9,711              10,230          10,230             10,868              10,706
        12/31/1988         10,030              10,561          10,561             11,000              10,886
        01/31/1989         10,340              10,872          10,872             11,754              11,544
        02/28/1989         10,280              10,810          10,810             11,568              11,569
        03/31/1989         10,380              10,904          10,904             11,822              11,795
        04/30/1989         10,653              11,187          11,187             12,307              12,286
        05/31/1989         10,956              11,501          11,501             12,797              12,764
        06/30/1989         11,036              11,574          11,574             12,748              12,811
        07/31/1989         11,251              11,797          11,797             13,608              13,627
        08/31/1989         11,599              12,148          12,148             13,945              14,033
        09/30/1989         11,465              11,998          11,998             13,812              13,819
        10/31/1989         11,258              11,772          11,772             13,319              13,112
        11/30/1989         11,237              11,751          11,751             13,472              13,199
        12/31/1989         11,240              11,741          11,741             13,770              13,356
        01/31/1990         10,690              11,160          11,160             12,912              12,408
        02/28/1990         10,690              11,160          11,160             13,238              12,657
        03/31/1990         10,967              11,435          11,435             13,373              12,803
        04/30/1990         10,638              11,082          11,082             12,852              12,105
        05/31/1990         11,296              11,765          11,765             13,919              13,086
        06/30/1990         11,249              11,705          11,705             13,603              12,805
        07/31/1990         10,947              11,383          11,383             13,484              12,444
        08/31/1990         10,199              10,596          10,596             12,298              11,181
        09/30/1990          9,478               9,837           9,837             11,703              10,304
        10/31/1990          9,093               9,427           9,427             11,543               9,886
        11/30/1990          9,396               9,741           9,741             12,343              10,763
        12/31/1990          9,575               9,926           9,926             12,657              11,209
        01/31/1991          9,883              10,232          10,232             13,227              11,909
        02/28/1991         10,485              10,844          10,844             14,106              12,860
        03/31/1991         10,729              11,096          11,096             14,315              13,289
        04/30/1991         10,848              11,207          11,207             14,421              13,522
        05/31/1991         11,408              11,787          11,787             14,959              14,133
        06/30/1991         11,013              11,365          11,365             14,329              13,569
        07/31/1991         11,422              11,776          11,776             14,929              14,222
        08/31/1991         11,891              12,249          12,249             15,201              14,634
        09/30/1991         12,075              12,439          12,439             15,089              14,504
        10/31/1991         12,331              12,690          12,690             15,339              14,782
        11/30/1991         11,941              12,288          12,288             14,552              14,089
        12/31/1991         12,864              13,226          13,226             15,771              15,459
        01/31/1992         13,086              13,454          13,454             15,796              15,856
        02/29/1992         13,358              13,709          13,709             16,183              16,447
        03/31/1992         13,098              13,435          13,435             15,948              16,197
        04/30/1992         13,111              13,448          13,448             16,635              16,610
        05/31/1992         13,248              13,576          13,576             16,718              16,765
        06/30/1992         13,097              13,415          13,415             16,614              16,636
        07/31/1992         13,410              13,723          13,723             17,255              17,303
        08/31/1992         13,235              13,531          13,531             16,728              16,797
        09/30/1992         13,369              13,665          13,665             16,959              17,133
        10/31/1992         13,331              13,626          13,626             16,975              17,492
        11/30/1992         13,685              13,975          13,975             17,532              18,228
        12/31/1992         13,979              14,254          14,254             17,949              18,809
        01/31/1993         14,183              14,463          14,463             18,471              19,285
        02/28/1993         14,056              14,332          14,332             19,121              19,702
        03/31/1993         14,606              14,874          14,874             19,685              20,385
        04/30/1993         14,490              14,743          14,743             19,432              20,027
        05/31/1993         14,837              15,084          15,084             19,823              20,477
        06/30/1993         15,134              15,380          15,380             20,260              20,903
        07/31/1993         15,471              15,722          15,722             20,487              21,133
        08/31/1993         16,480              16,723          16,723             21,226              21,854
        09/30/1993         16,753              16,994          16,994             21,260              21,797
        10/31/1993         16,987              17,232          17,232             21,246              21,551
        11/30/1993         16,571              16,783          16,783             20,807              21,053
        12/31/1993         17,069              17,281          17,281             21,202              21,748
        01/31/1994         17,563              17,768          17,768             22,005              22,380
        02/28/1994         17,376              17,565          17,565             21,252              21,982
        03/31/1994         16,422              16,593          16,593             20,462              21,131
        04/30/1994         16,314              16,470          16,470             20,854              21,442
        05/31/1994         16,234              16,389          16,389             21,094              21,470
        06/30/1994         15,856              16,000          16,000             20,589              21,075
        07/31/1994         16,248              16,382          16,382             21,230              21,918
        08/31/1994         17,032              17,148          17,148             21,839              22,731
        09/30/1994         16,993              17,114          17,114             21,115              22,019
        10/31/1994         16,952              17,059          17,059             21,409              22,000
        11/30/1994         16,258              16,346          16,346             20,544              21,029
        12/31/1994         16,326              16,408          16,408             20,781              21,284
        01/31/1995         16,367              16,436          16,436             21,420              21,884
        02/28/1995         16,738              16,795          16,795             22,267              22,989
        03/31/1995         17,191              17,244          17,244             22,756              23,422
        04/30/1995         17,494              17,549          17,549             23,475              23,918
        05/31/1995         17,550              17,604          17,577             24,463              24,880
        06/30/1995         17,991              18,048          18,014             24,794              25,452
        07/31/1995         18,880              18,939          18,892             25,658              26,340
        08/31/1995         19,102              19,162          19,101             26,020              26,856
        09/30/1995         19,727              19,789          19,707             26,961              27,471
        10/31/1995         19,769              19,831          19,749             26,693              26,936
        11/30/1995         20,732              20,796          20,686             28,045              28,409
        12/31/1995         20,993              21,058          20,938             28,750              28,719
        01/31/1996         21,705              21,773          21,635             29,646              29,417
        02/29/1996         22,002              22,071          21,917             29,870              29,696
        03/31/1996         22,180              22,249          22,078             30,378              30,323
        04/30/1996         22,537              22,608          22,435             30,494              30,580
        05/31/1996         23,073              23,146          22,940             30,876              30,871
        06/30/1996         23,134              23,206          22,988             30,901              30,905
        07/31/1996         22,132              22,201          21,990             29,733              29,434
        08/31/1996         23,014              23,086          22,839             30,584              30,667
        09/30/1996         24,140              24,215          23,947             31,799              31,792
        10/31/1996         24,966              25,044          24,753             33,029              32,629
        11/30/1996         26,241              26,323          26,006             35,424              34,678
        12/31/1996         26,312              26,394          26,046             34,972              34,532
        01/31/1997         27,263              27,348          26,972             36,667              35,616
        02/28/1997         27,125              27,210          26,818             37,206              36,218
        03/31/1997         26,438              26,521          26,126             35,868              35,117
        04/30/1997         27,547              27,633          27,208             37,374              36,002
        05/31/1997         29,245              29,336          28,872             39,464              38,123
        06/30/1997         30,785              30,881          30,380             41,157              39,537
        07/31/1997         33,528              33,633          33,042             44,253              42,471
        08/31/1997         32,712              32,815          32,218             42,678              41,974
        09/30/1997         35,095              35,205          34,550             45,255              44,576
        10/31/1997         33,477              33,582          32,936             43,993              43,221
        11/30/1997         34,800              34,908          34,207             45,937              44,678
        12/31/1997         35,764              35,876          35,135             47,278              46,389
        01/31/1998         35,785              35,897          35,135             46,612              45,489
        02/28/1998         38,509              38,629          37,781             49,749              48,527
        03/31/1998         39,966              40,091          39,218             52,793              51,027
        04/30/1998         40,852              40,980          40,051             53,147              50,741
        05/31/1998         40,008              40,133          39,197             52,360              49,554
        06/30/1998         40,325              40,451          39,489             53,031              49,712
        07/31/1998         39,502              39,625          38,636             52,098              47,192
        08/31/1998         32,490              32,592          31,762             44,346              40,557
        09/30/1998         33,631              33,736          32,868             46,891              42,925
        10/31/1998         35,087              35,197          34,265             50,525              45,707
        11/30/1998         37,305              37,421          36,410             52,880              47,311
        12/31/1998         39,879              40,003          38,904             54,678              48,749
        01/31/1999         42,411              42,543          41,335             55,115              47,613
        02/28/1999         40,341              40,467          39,289             54,338              46,566
        03/31/1999         42,144              42,276          41,022             55,463              47,232
        04/30/1999         44,285              44,424          43,089             60,643              51,705
        05/31/1999         42,970              43,104          41,766             59,976              51,922
        06/30/1999         44,332              44,471          43,090             61,715              52,514
        07/31/1999         44,549              44,689          43,284             59,907              51,201
        08/31/1999         43,137              43,272          41,890             57,684              49,429
        09/30/1999         39,898              40,022          38,715             55,665              46,928
        10/31/1999         39,654              39,778          38,452             58,872              48,312
        11/30/1999         41,066              41,194          39,798             58,413              47,428
        12/31/1999         43,793              43,930          42,416             58,693              48,699
        01/31/2000         41,923              42,054          40,559             56,780              45,787
        02/29/2000         39,257              39,379          37,971             52,561              43,873
        03/31/2000         44,222              44,361          42,721             58,973              49,191
        04/30/2000         45,784              45,927          44,242             58,289              49,388
        05/31/2000         47,285              47,433          45,671             58,901              50,237
        06/30/2000         45,815              45,958          44,210             56,209              48,363
        07/31/2000         47,010              47,157          45,337             56,912              49,495
        08/31/2000         50,687              50,845          48,837             60,076              52,529
        09/30/2000         51,857              52,020          49,921             60,629              53,033
        10/31/2000         54,803              54,974          52,722             62,121              54,041
        11/30/2000         54,989              55,161          52,906             59,816              53,338
        12/31/2000         60,312              60,501          57,964             62,813              58,043
        01/31/2001         62,085              62,279          59,628             63,051              57,834
        02/28/2001         62,675              62,871          60,146             61,299              57,591
        03/31/2001         59,592              59,778          57,151             59,135              55,990
        04/30/2001         62,613              62,809          60,014             62,032              59,069
        05/31/2001         63,371              63,569          60,728             63,428              60,747
        06/30/2001         63,402              63,600          60,698             62,020              59,933
        07/31/2001         64,816              65,019          62,033             61,890              59,693
        08/31/2001         65,082              65,285          62,226             59,408              58,601
        09/30/2001         59,433              59,618          56,787             55,226              53,010
        10/31/2001         62,161              62,355          59,360             54,751              53,291
        11/30/2001         69,023              69,239          65,842             57,932              57,022
        12/31/2001         72,033              72,258          68,686             59,299              59,388

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 25

A GROWTH FUND

PIMCO Select Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

PORTFOLIO:
Common stocks of companies with market capitalizations of at least $10 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
20 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$34.2 million

PORTFOLIO MANAGER:
Ken Corba

[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Mixed results as Fund outperformed in third but not fourth quarter

For the six-month period ended December 31, 2001, PIMCO Select Growth Fund slightly underperformed its Lipper Average. The Fund posted good relative returns in the third quarter, outperforming its Lipper Average. However, in the fourth quarter, despite solid absolute returns, the Fund under-performed in relative terms.

Third quarter returns helped by defensive posture

The Fund benefited from being fairly defensively invested in the volatile third quarter. The Fund's exposure to defensive areas of the economy such as consumer staples and healthcare made strong contributions to the performance of the portfolio. In particular, Pepsi, Cardinal Health, Johnson & Johnson, Baxter International and United Health Group all posted gains. On the negative side, after the stock market re-opened on September 17, technology, media and financial stocks were victims of excessive pessimism about future economic growth and corporate profits and subject to some panic selling. As a result, the Fund was hurt by its exposure to fundamentally sound companies with excellent growth prospects in these sectors, such as Microsoft, Citigroup, Viacom, Cisco Systems and Omnicom Group, all of which suffered setbacks.

Technology underweight hurt performance in fourth quarter

The Fund's performance was hindered by an underweighting in technology stocks, which experienced a dramatic rally in the fourth quarter. However, this slight underweighting may prove beneficial in the long term as concerns over earnings growth in the sector still loom. Exposure to consumer staples also hurt performance, as investors eschewed these more stable and conservative issues for more aggressive growth stocks. A relative overweighting in the consumer cyclical sector positively contributed to Fund gains in the quarter, as the holiday shopping season proved to be better than expected, thanks to the still strong consumer.

"The Fund's concentration on premier growth companies should help investors seeking to take advantage as the economy begins to accelerate.

Growth stocks could outperform in economic recovery

We are confident that an economic recovery should begin some time near the spring of this year. While we expect it will be muted, we think growth investing can perform well in this environment. Our continued commitment to investing in companies with strong and predictable earnings growth, sound fundamentals, and sustainable competitive advantages should create a portfolio poised to profit from an overall market recovery.

26 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                      1 year   3 year  5 year  10 year  Inception
                                                                                        (12/28/94)
   PIMCO Select Growth Fund A Shares                  -32.88%  -8.75%   5.91%        -     10.38%
   PIMCO Select Growth Fund A Shares (adjusted)       -36.57% -10.45%   4.72%        -      9.49%
   PIMCO Select Growth Fund B Shares                  -33.38%  -9.40%   5.15%        -      9.58%
   PIMCO Select Growth Fund B Shares (adjusted)       -36.71% -10.18%   4.83%        -      9.58%
   PIMCO Select Growth Fund C Shares (adjusted)       -34.03%  -9.38%   5.16%        -      9.58%
   S&P 500 Index                                      -11.88%  -1.03%  10.70%        -         -
   Lipper Large-Cap Growth Fund Average               -22.94%  -3.82%   8.15%        -         -

TOP 10 HOLDINGS % of Total Investments

   Nokia Corp. SP - ADR                        6.0%
   Wal-Mart Stores, Inc.                       5.8%
   First Data Corp.                            5.7%
   Baxter International, Inc.                  5.4%
   Omnicom Group, Inc.                         5.2%
   Citigroup, Inc.                             5.1%
   Electronic Data Systems Corp.               5.0%
   Microsoft Corp.                             4.8%
   Concord EFS, Inc.                           4.7%
   Genentech, Inc.                             4.7%
   Top Ten Total                              52.4%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services              29.8%
   Technology                                 22.4%
   Health Care                                18.3%
   Consumer Discretionary                     14.9%
   Communications                              6.0%

PORTFOLIO COMPOSITION

   Common Stock                               95.6%
   Cash Equivalents                            4.4%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                    PIMCO                     PIMCO                      PIMCO
                                 Select Growth             Select Growth              Select Growth                S&P 500
         Month                         A                         B                          C                       Index
      ==========                 =============             =============              =============                =======
      12/31/1994                      9,450                    10,000                     10,000                    10,000
      01/31/1995                      9,513                    10,060                     10,060                    10,259
      02/28/1995                      9,803                    10,361                     10,361                    10,659
      03/31/1995                     10,082                    10,650                     10,650                    10,974
      04/30/1995                     10,467                    11,050                     11,050                    11,297
      05/31/1995                     10,823                    11,418                     11,418                    11,748
      06/30/1995                     11,169                    11,777                     11,777                    12,021
      07/31/1995                     11,656                    12,283                     12,283                    12,420
      08/31/1995                     11,775                    12,401                     12,401                    12,451
      09/30/1995                     12,101                    12,737                     12,737                    12,977
      10/31/1995                     12,031                    12,656                     12,656                    12,930
      11/30/1995                     12,244                    12,872                     12,872                    13,498
      12/31/1995                     12,043                    12,652                     12,652                    13,758
      01/31/1996                     12,503                    13,128                     13,128                    14,226
      02/29/1996                     12,790                    13,420                     13,420                    14,358
      03/31/1996                     12,736                    13,356                     13,356                    14,496
      04/30/1996                     12,926                    13,547                     13,547                    14,710
      05/31/1996                     13,357                    13,990                     13,990                    15,089
      06/30/1996                     13,128                    13,741                     13,741                    15,147
      07/31/1996                     12,232                    12,794                     12,794                    14,478
      08/31/1996                     12,693                    13,268                     13,268                    14,783
      09/30/1996                     13,560                    14,166                     14,166                    15,615
      10/31/1996                     13,760                    14,364                     14,364                    16,046
      11/30/1996                     14,587                    15,219                     15,219                    17,258
      12/31/1996                     14,149                    14,753                     14,753                    16,917
      01/31/1997                     14,841                    15,466                     15,466                    17,974
      02/28/1997                     14,488                    15,090                     15,090                    18,114
      03/31/1997                     13,726                    14,286                     14,286                    17,370
      04/30/1997                     14,284                    14,858                     14,858                    18,407
      05/31/1997                     15,436                    16,047                     16,047                    19,528
      06/30/1997                     15,902                    16,521                     16,521                    20,403
      07/31/1997                     17,451                    18,120                     18,120                    22,026
      08/31/1997                     16,362                    16,976                     16,976                    20,792
      09/30/1997                     17,430                    18,073                     18,073                    21,931
      10/31/1997                     16,944                    17,558                     17,558                    21,198
      11/30/1997                     17,163                    17,774                     17,774                    22,180
      12/31/1997                     17,664                    18,280                     18,280                    22,560
      01/31/1998                     18,066                    18,684                     18,684                    22,810
      02/28/1998                     19,463                    20,118                     20,118                    24,455
      03/31/1998                     20,769                    21,455                     21,455                    25,707
      04/30/1998                     21,180                    21,867                     21,867                    25,966
      05/31/1998                     20,896                    21,561                     21,561                    25,520
      06/30/1998                     22,466                    23,167                     23,167                    26,556
      07/31/1998                     22,117                    22,792                     22,792                    26,273
      08/31/1998                     18,331                    18,876                     18,876                    22,475
      09/30/1998                     19,889                    20,468                     20,468                    23,915
      10/31/1998                     20,696                    21,286                     21,286                    25,860
      11/30/1998                     22,240                    22,862                     22,862                    27,427
      12/31/1998                     24,818                    25,495                     25,495                    29,008
      01/31/1999                     27,067                    27,787                     27,787                    30,221
      02/28/1999                     25,851                    26,523                     26,523                    29,281
      03/31/1999                     27,356                    28,051                     28,051                    30,453
      04/30/1999                     27,337                    28,011                     28,011                    31,632
      05/31/1999                     26,189                    26,818                     26,818                    30,885
      06/30/1999                     28,273                    28,937                     28,937                    32,600
      07/31/1999                     27,787                    28,419                     28,419                    31,582
      08/31/1999                     27,654                    28,263                     28,263                    31,425
      09/30/1999                     26,063                    26,620                     26,620                    30,564
      10/31/1999                     27,088                    27,651                     27,651                    32,498
      11/30/1999                     28,407                    28,981                     28,981                    33,159
      12/31/1999                     30,719                    31,319                     31,319                    35,112
      01/31/2000                     29,312                    29,866                     29,866                    33,349
      02/29/2000                     30,285                    30,840                     30,840                    32,717
      03/31/2000                     30,861                    31,404                     31,404                    35,917
      04/30/2000                     31,006                    31,539                     31,539                    34,837
      05/31/2000                     28,696                    29,177                     29,177                    34,122
      06/30/2000                     31,841                    32,366                     32,366                    34,963
      07/31/2000                     32,545                    33,055                     33,055                    34,416
      08/31/2000                     37,534                    38,106                     38,106                    36,554
      09/30/2000                     35,650                    36,174                     36,174                    34,624
      10/31/2000                     32,174                    32,622                     32,622                    34,478
      11/30/2000                     27,515                    27,895                     27,895                    31,759
      12/31/2000                     28,093                    28,459                     28,467                    31,915
      01/31/2001                     27,402                    27,741                     27,735                    33,047
      02/28/2001                     23,023                    23,289                     23,284                    30,034
      03/31/2001                     21,133                    21,368                     21,377                    28,131
      04/30/2001                     22,783                    23,019                     23,027                    30,317
      05/31/2001                     22,145                    22,356                     22,364                    30,520
      06/30/2001                     21,293                    21,491                     21,485                    29,777
      07/31/2001                     20,680                    20,868                     20,862                    29,484
      08/31/2001                     19,083                    19,244                     19,239                    27,639
      09/30/2001                     17,673                    17,795                     17,806                    25,407
      10/31/2001                     18,032                    18,148                     18,158                    25,891
      11/30/2001                     19,243                    19,353                     19,362                    27,878
      12/31/2001                     18,857                    18,960                     18,969                    28,122

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

Past performance is no guarantee of future results. Select Growth concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 27

AN INTERNATIONAL FUND

PIMCO Select International Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Primarily common stocks of large- to medium-capitalization non-U.S. companies.

NUMBER OF SECURITIES IN THE PORTFOLIO:
211 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/97

TOTAL NET ASSETS:
$78.9 million

PORTFOLIO MANAGER:
Udo Frank

[PHOTO]
Udo Frank
Portfolio Manager

Mr. Frank is Managing Director and Chief Investment Officer of Allianz, and Chief Executive Officer and Chief Investment Officer of PIMCO/Allianz Investment Management. He has over 15 years of investment experience.

The Fund outperformed MSCI EAFE over the past three years

The Fund's Class A share performance for the last six months of the year was -10.84%, underperforming the MSCI EAFE index, which returned -8.45%. But the Fund continues to outperform the index for the past three years with an average annual return of 2.93%, versus -4.79% for the MSCI EAFE index.

A global economic slowdown diminished investor confidence

The last half of 2001 was very difficult for equity investors as both a global economic slowdown and terrorist attacks in the U.S. shook investor confidence. As we headed into the third quarter markets were mixed, with lower interest rates and other fiscal stimulus initiatives expected to pull the U.S. and global economies out of the economic slowdown. But the September 11 attack on the World Trade Center in New York diminished both consumer and investor confidence.

Underperformance was due to an overweighting in technology and healthcare

Our underperformance was a result of slightly overweighting technology and healthcare. Particular holdings that hurt performance were Toyota and ING Groep. Toyota was late to offer buyers attractive financing, missing many of the sales of their U.S. counterparts. ING Groep was hurt by a slowing economy and exposure to the World Trade Center disaster.

"We continue to move towards lower valuation stocks as the market punishes companies that announce disappointing earnings or revisions."

Consumer staples and energy helped performance

Areas that helped performance were consumer staples and energy. E.ON AG is a German conglomerate with energy, chemicals and telecommunications businesses. The stock performed well as the market reacted positively to a coupling with BP PLC, making E.ON one of the largest distributors of natural gas in Europe.

Strategy remains cautiously optimistic

We continue to move towards lower valuation stocks as the market punishes companies that announce disappointing earnings or revisions. In a challenging environment that includes sluggish consumer sentiment and military exercises in the Middle East, we remain cautiously optimistic. With positive developments in Afghanistan, lower global interest rates and scattered positive earnings announcements, the trend may become more positive as the year progresses. We remain fully invested and poised to take advantage of any upturns.

28 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Select International Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                         1 year    3 year  5 year 10 year Inception
                                                                                          (12/31/97)
PIMCO Select International Fund A Shares                 -29.01%    2.93%       -       -    10.93%
PIMCO Select International Fund A Shares (adjusted)      -32.91%    1.01%       -       -     9.37%
PIMCO Select International Fund B Shares                 -29.72%    2.13%       -       -    10.08%
PIMCO Select International Fund B Shares (adjusted)      -33.23%    1.80%       -       -     9.83%
PIMCO Select International Fund C Shares (adjusted)      -30.41%    2.13%       -       -    10.08%
MSCI EAFE Index                                          -21.21%   -4.79%       -       -         -
Lipper International Fund Average                        -21.71%   -2.38%       -       -         -

TOP 10 HOLDINGS % of Total Investments

   Finland/
   Nokia Corp.                   2.2%
   United Kingdom/
   BP Amoco PLC                  2.0%
   United Kingdom/
   GlaxoSmithKline PLC           2.0%
   Japan/
   Toyota Motor Corp.            1.9%
   Switzerland/
   Nestle SA                     1.8%
   United Kingdom/
   Vodafone Group PLC            1.8%
   Switzerland/
   UBS AG                        1.7%
   Switzerland/
   Novartis AG                   1.6%
   France/
   BNP Paribas SA                1.6%
   France/
   Aventis SA                    1.4%
   Top 10 Total                 18.0%

TOP 5 COUNTRIES

   United Kingdom               23.1%
   Japan                        17.8%
   France                       10.8%
   Germany                       7.9%
   Netherlands                   7.3%

REGIONAL BREAKDOWN

   Europe                       70.1%
   Asia Pacific                 29.9%

PORTFOLIO COMPOSITION
   Common Stock                100.0%
   Cash Equivalents              0.0%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]


                            PIMCO                       PIMCO                      PIMCO
                     Select International       Select International       Select International         MSCI EAFE
     Month                    A                           B                          C                    Index
==========           ====================       ====================       ====================         =========
12/31/1997                  9,450                     10,000                     10,000                  10,000
01/31/1998                  9,806                     10,370                     10,370                  10,460
02/28/1998                 10,568                     11,171                     11,171                  11,134
03/31/1998                 11,499                     12,148                     12,148                  11,479
04/30/1998                 12,052                     12,725                     12,725                  11,572
05/31/1998                 12,520                     13,211                     13,211                  11,519
06/30/1998                 12,780                     13,478                     13,478                  11,608
07/31/1998                 13,276                     13,991                     13,991                  11,729
08/31/1998                 11,197                     11,792                     11,792                  10,278
09/30/1998                 10,496                     11,047                     11,047                   9,966
10/31/1998                 11,105                     11,681                     11,681                  11,007
11/30/1998                 12,222                     12,849                     12,849                  11,574
12/31/1998                 13,122                     13,786                     13,786                  12,034
01/31/1999                 14,170                     14,879                     14,879                  12,001
02/28/1999                 13,768                     14,447                     14,447                  11,718
03/31/1999                 14,672                     15,388                     15,388                  12,210
04/30/1999                 15,782                     16,542                     16,542                  12,707
05/31/1999                 15,133                     15,851                     15,851                  12,055
06/30/1999                 16,374                     17,141                     17,141                  12,528
07/31/1999                 17,297                     18,097                     18,097                  12,903
08/31/1999                 17,944                     18,763                     18,763                  12,954
09/30/1999                 18,653                     19,493                     19,493                  13,087
10/31/1999                 19,554                     20,423                     20,423                  13,581
11/30/1999                 23,400                     24,428                     24,428                  14,056
12/31/1999                 27,413                     28,600                     28,600                  15,319
01/31/2000                 27,054                     28,208                     28,208                  14,348
02/29/2000                 31,762                     33,100                     33,100                  14,737
03/31/2000                 29,929                     31,170                     31,170                  15,312
04/30/2000                 26,778                     27,869                     27,869                  14,509
05/31/2000                 24,563                     25,545                     25,545                  14,158
06/30/2000                 25,489                     26,492                     26,492                  14,715
07/31/2000                 23,937                     24,860                     24,860                  14,101
08/31/2000                 25,124                     26,079                     26,079                  14,227
09/30/2000                 23,310                     24,180                     24,180                  13,537
10/31/2000                 21,506                     22,294                     22,294                  13,220
11/30/2000                 20,093                     20,796                     20,796                  12,727
12/31/2000                 20,157                     20,896                     20,896                  13,182
01/31/2001                 20,478                     21,195                     21,195                  13,190
02/28/2001                 18,520                     19,164                     19,164                  12,208
03/31/2001                 16,659                     17,234                     17,234                  11,381
04/30/2001                 17,462                     17,999                     17,999                  12,165
05/31/2001                 16,819                     17,368                     17,333                  11,760
06/30/2001                 16,049                     16,422                     16,534                  11,283
07/31/2001                 15,567                     15,748                     16,035                  11,079
08/31/2001                 14,990                     14,980                     15,370                  10,801
09/30/2001                 13,482                     13,344                     13,839                   9,709
10/31/2001                 13,675                     13,357                     14,038                   9,958
11/30/2001                 14,156                     13,684                     14,504                  10,325
12/31/2001                 14,310                     13,673                     14,685                  10,387

Investment Process

The Fund employs a distinctive, multi-level investment approach, focusing on high-quality securities with strong fundamentals. This process starts with an exhaustive bottom-up research effort focusing on both sector and regional factors. Preference is given to companies with sustainable, higher than average growth rates. This process results in a focused portfolio of between 70 and 100 holdings.

Past performance is no guarantee of future results. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies, which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the fund's assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 29

A VALUE FUND

PIMCO Small-Cap Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of small-capitalization companies with below-average price-to-earnings ratios.

NUMBER OF SECURITIES IN THE PORTFOLIO:
100 (not including short-term instruments)

FUND INCEPTION DATE:
10/1/91

TOTAL NET ASSETS:
$468.6 million

PORTFOLIO MANAGERS:
Ben Fischer
Chris Najork
Paul Magnuson
Cliff Hoover

[PHOTO]
Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO's NFJ
Investment Group. He has 32 years experience in research and portfolio management in the value sector.

[PHOTO]
Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO's NFJ
Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund outperformed during last six months
PIMCO Small-Cap Value Fund turned in a solid performance for the six months ended December 31, 2001. Despite a dramatic tech rally in the fourth quarter, the Fund was able to outperform its benchmark as well as its Lipper category average for the period.

Good stock selection benefited Fund in third quarter
The Fund's strong performance in the third quarter can mainly be attributed to good issue selection. Exposure to the real estate sector buoyed performance as REITs posted positive returns for the quarter, benefiting from falling interest rates. Exposure to the healthcare sector also positively contributed to the Fund's return, as this area proved resistant to the economic downturn. One area of disappointment for the Fund was the energy sector, as commodity prices for oil and natural gas fell.

Lack of exposure to tech hindered fourth quarter performance
The Fund was hurt in the fourth quarter by having virtually no exposure to technology at a time when tech stocks experienced a dramatic rally. However, we remain steadfast in our belief that tech stocks are overvalued and that an underweighting in that sector will bode well for the Fund over the longer term.

"We believe the Fund's focus on attractively-valued companies positions it well for the new investment year."

The Fund benefited from exposure to undervalued securities in a variety of diverse industries. For example, McGrath Rentcorp, an office furniture manufacturer and retailer, experienced a large run-up in the fourth quarter as the result of Tyco International's tender offer for the company at a significant premium.

Concerns about high stock market valuations remain significant
Looking ahead, we see a tremendous amount of uncertainty in the global economy and expect another year of heightened volatility. Considering the expensive nature of the overall market--the P/E of the S&P 500 Index remains historically high--we are once again optimistic that the Fund, which in our opinion remains attractively priced relative to its intrinsic value, is well positioned for the new investment year.

30 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                     1 year  3 year  5 year 10 year  Inception
                                                                                     (10/1/91)
PIMCO Small-Cap Value Fund A Shares                  18.61%  10.23%  10.27%  12.80%    13.11%
PIMCO Small-Cap Value Fund A Shares (adjusted)       12.09%   8.17%   9.03%  12.16%    12.49%
PIMCO Small-Cap Value Fund B Shares                  17.77%   9.44%   9.46%  12.21%    12.54%
PIMCO Small-Cap Value Fund B Shares (adjusted)       12.77%   8.59%   9.18%  12.21%    12.54%
PIMCO Small-Cap Value Fund C Shares (adjusted)       16.74%   9.43%   9.46%  11.97%    12.28%
Russell 2000 Index                                    2.49%   6.41%   7.52%  11.51%        -
Lipper Small-Cap Value Fund Average                  16.39%  13.32%  11.45%  13.39%        -


TOP 10 HOLDINGS % of Total Investments

   McGrath Rentcorp                                  1.4%
   Sea Containers Ltd. `A'                           1.2%
   SWS Group, Inc.                                   1.1%
   Harman International Industries, Inc.             1.1%
   Bob Evans Farms, Inc.                             1.1%
   Helmerich & Payne, Inc.                           1.1%
   Teekay Shipping Corp.                             1.1%
   ArvinMeritor, Inc.                                1.1%
   Precision Castparts Corp.                         1.1%
   Vintage Petroleum, Inc.                           1.1%
   Top Ten Total                                    11.4%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services                    21.6%
   Utilities                                        11.6%
   Consumer Discretionary                           12.3%
   Energy                                           10.0%
   Capital Goods                                     7.9%

PORTFOLIO COMPOSITION

   Common Stock                                     93.0%
   Cash Equivalents                                  7.0%

CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]

                                 PIMCO                     PIMCO                      PIMCO
                             Small-Cap Value           Small-Cap Value            Small-Cap Value             Russell 2000
      Month                         A                         B                          C                       Index
   ==========                ===============           ===============            ===============             ============
   09/30/1991                      9,450                    10,000                     10,000                    10,000
   10/31/1991                      9,556                    10,106                     10,106                    10,264
   11/30/1991                      9,335                     9,866                      9,866                     9,789
   12/31/1991                     10,022                    10,586                     10,586                    10,573
   01/31/1992                     10,701                    11,297                     11,297                    11,430
   02/29/1992                     11,060                    11,669                     11,669                    11,764
   03/31/1992                     10,961                    11,557                     11,557                    11,366
   04/30/1992                     10,734                    11,310                     11,310                    10,967
   05/31/1992                     10,740                    11,309                     11,309                    11,113
   06/30/1992                     10,393                    10,937                     10,937                    10,590
   07/31/1992                     10,706                    11,259                     11,259                    10,958
   08/31/1992                     10,540                    11,077                     11,077                    10,649
   09/30/1992                     10,641                    11,177                     11,177                    10,894
   10/31/1992                     10,832                    11,370                     11,370                    11,238
   11/30/1992                     11,598                    12,167                     12,167                    12,098
   12/31/1992                     11,852                    12,427                     12,427                    12,519
   01/31/1993                     12,374                    12,965                     12,965                    12,943
   02/28/1993                     12,310                    12,892                     12,892                    12,644
   03/31/1993                     12,623                    13,211                     13,211                    13,054
   04/30/1993                     12,287                    12,851                     12,851                    12,696
   05/31/1993                     12,492                    13,057                     13,057                    13,257
   06/30/1993                     12,518                    13,076                     13,076                    13,339
   07/31/1993                     12,557                    13,109                     13,109                    13,524
   08/31/1993                     12,972                    13,533                     13,533                    14,108
   09/30/1993                     13,087                    13,645                     13,645                    14,506
   10/31/1993                     13,332                    13,892                     13,892                    14,879
   11/30/1993                     13,089                    13,630                     13,630                    14,394
   12/31/1993                     13,439                    13,986                     13,986                    14,886
   01/31/1994                     13,938                    14,496                     14,496                    15,353
   02/28/1994                     13,913                    14,462                     14,462                    15,297
   03/31/1994                     13,287                    13,802                     13,802                    14,491
   04/30/1994                     13,328                    13,836                     13,836                    14,577
   05/31/1994                     13,006                    13,493                     13,493                    14,413
   06/30/1994                     12,769                    13,239                     13,239                    13,927
   07/31/1994                     12,964                    13,433                     13,433                    14,156
   08/31/1994                     13,481                    13,959                     13,959                    14,944
   09/30/1994                     13,147                    13,605                     13,605                    14,894
   10/31/1994                     12,898                    13,339                     13,339                    14,834
   11/30/1994                     12,595                    13,017                     13,017                    14,234
   12/31/1994                     12,892                    13,316                     13,316                    14,615
   01/31/1995                     12,958                    13,376                     13,376                    14,431
   02/28/1995                     13,534                    13,963                     13,963                    15,031
   03/31/1995                     13,611                    14,033                     14,033                    15,289
   04/30/1995                     13,924                    14,347                     14,347                    15,629
   05/31/1995                     14,258                    14,682                     14,682                    15,897
   06/30/1995                     14,708                    15,136                     15,136                    16,722
   07/31/1995                     15,434                    15,874                     15,874                    17,685
   08/31/1995                     15,733                    16,172                     16,172                    18,051
   09/30/1995                     16,033                    16,469                     16,469                    18,374
   10/31/1995                     15,401                    15,810                     15,810                    17,552
   11/30/1995                     16,030                    16,446                     16,446                    18,289
   12/31/1995                     16,112                    16,520                     16,520                    18,772
   01/31/1996                     16,032                    16,427                     16,427                    18,751
   02/29/1996                     16,376                    16,770                     16,770                    19,336
   03/31/1996                     16,871                    17,265                     17,265                    19,729
   04/30/1996                     17,441                    17,838                     17,838                    20,784
   05/31/1996                     17,999                    18,397                     18,397                    21,603
   06/30/1996                     17,872                    18,256                     18,256                    20,716
   07/31/1996                     16,884                    17,235                     17,235                    18,907
   08/31/1996                     17,683                    18,040                     18,040                    20,005
   09/30/1996                     18,218                    18,575                     18,575                    20,787
   10/31/1996                     18,564                    18,916                     18,916                    20,466
   11/30/1996                     19,790                    20,153                     20,153                    21,309
   12/31/1996                     20,498                    20,861                     20,861                    21,868
   01/31/1997                     21,166                    21,533                     21,533                    22,305
   02/28/1997                     21,240                    21,594                     21,594                    21,764
   03/31/1997                     20,435                    20,759                     20,759                    20,737
   04/30/1997                     20,629                    20,956                     20,956                    20,795
   05/31/1997                     22,404                    22,732                     22,732                    23,108
   06/30/1997                     23,493                    23,840                     23,840                    24,099
   07/31/1997                     24,701                    25,039                     25,039                    25,220
   08/31/1997                     25,342                    25,676                     25,676                    25,798
   09/30/1997                     27,207                    27,558                     27,543                    27,686
   10/31/1997                     26,745                    27,057                     27,057                    26,471
   11/30/1997                     27,043                    27,345                     27,345                    26,298
   12/31/1997                     27,563                    27,845                     27,851                    26,759
   01/31/1998                     27,093                    27,367                     27,357                    26,336
   02/28/1998                     28,786                    29,055                     29,044                    28,285
   03/31/1998                     29,899                    30,169                     30,158                    29,450
   04/30/1998                     29,805                    30,042                     30,047                    29,613
   05/31/1998                     28,441                    28,657                     28,646                    28,017
   06/30/1998                     27,563                    27,749                     27,755                    28,076
   07/31/1998                     25,540                    25,713                     25,701                    25,802
   08/31/1998                     21,778                    21,907                     21,897                    20,791
   09/30/1998                     22,405                    22,527                     22,517                    22,419
   10/31/1998                     23,283                    23,410                     23,377                    23,333
   11/30/1998                     24,098                    24,230                     24,172                    24,556
   12/31/1998                     24,951                    25,087                     25,008                    26,076
   01/31/1999                     23,953                    24,084                     24,006                    26,423
   02/28/1999                     22,727                    22,851                     22,772                    24,283
   03/31/1999                     22,399                    22,522                     22,426                    24,662
   04/30/1999                     24,312                    24,445                     24,318                    26,871
   05/31/1999                     25,129                    25,266                     25,126                    27,264
   06/30/1999                     26,044                    26,186                     26,030                    28,496
   07/31/1999                     25,718                    25,859                     25,684                    27,715
   08/31/1999                     24,769                    24,905                     24,729                    26,690
   09/30/1999                     23,707                    23,836                     23,643                    26,695
   10/31/1999                     23,560                    23,688                     23,478                    26,802
   11/30/1999                     23,364                    23,492                     23,280                    28,402
   12/31/1999                     23,247                    23,374                     23,136                    31,617
   01/31/2000                     22,025                    22,145                     21,903                    31,108
   02/29/2000                     21,588                    21,706                     21,469                    36,244
   03/31/2000                     22,761                    22,885                     22,620                    33,855
   04/30/2000                     23,464                    23,592                     23,303                    31,817
   05/31/2000                     23,849                    23,979                     23,669                    29,962
   06/30/2000                     23,632                    23,761                     23,435                    32,575
   07/31/2000                     24,268                    24,400                     24,051                    31,526
   08/31/2000                     25,372                    25,510                     25,133                    33,931
   09/30/2000                     25,724                    25,865                     25,450                    32,934
   10/31/2000                     25,858                    25,999                     25,567                    31,465
   11/30/2000                     25,406                    25,544                     25,117                    28,234
   12/31/2000                     28,170                    28,324                     27,832                    30,659
   01/31/2001                     28,905                    29,063                     28,528                    32,256
   02/28/2001                     29,469                    29,629                     29,073                    30,140
   03/31/2001                     29,365                    29,526                     28,954                    28,666
   04/30/2001                     30,461                    30,627                     30,025                    30,908
   05/31/2001                     31,710                    31,883                     31,232                    31,668
   06/30/2001                     32,550                    32,728                     32,047                    32,789
   07/31/2001                     32,104                    32,279                     31,589                    30,989
   08/31/2001                     32,310                    32,486                     31,759                    29,988
   09/30/2001                     29,230                    29,390                     28,717                    25,951
   10/31/2001                     29,999                    30,163                     29,449                    27,469
   11/30/2001                     31,472                    31,644                     30,877                    29,596
   12/31/2001                     33,414                    33,596                     32,773                    31,422

Investment Process
--------------------------------------------------------------------------------
The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150-200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 31

A GROWTH FUND

PIMCO Target Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of companies with market capitalizations of between $1 billion and $10 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
88 (not including short-term instruments)

FUND INCEPTION DATE:
12/17/92

TOTAL NET ASSETS:
$1.4 billion

PORTFOLIO MANAGERS:
Ken Corba
Jeff Parker

[PHOTO]
Ken Corba
Co-Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

[PHOTO]
Jeff Parker
Co-Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 5 years.

Fund finished the second half with a strong fourth quarter

PIMCO Target Fund, like most growth funds, was hit hard by the tumultuous third quarter. The Fund proved its resilience in the fourth quarter as Class A shares outperformed the index and closely tracked the Lipper average with a gain of 18.11%.

Industrials and financial services disappoint

Industrial and financial services stocks represented areas of disappointment for the Fund in the third quarter. The industrial sector's underperformance can be attributed to the portfolio's exposure to the airline industry, specifically Embraer, a Brazilian jet manufacturer, and Sabre Holdings, a travel reservation systems company. In the financial services sector, Providian and Americredit struggled and were subsequently sold due to concerns over the declining credit quality of consumers. The Fund benefited from its underweighting of the technology sector and its overweighting of the healthcare sector. In particular, healthcare service provider AmerisourceBergen, a drug distributor, and CYTYC, a cervical cancer testing company, posted gains.

Fund shows strength in the market rebound

Technology and consumer discretionary sectors were the key contributors to positive performance in the fourth quarter. The Fund benefited from an overweighting in the tech sector at a time when tech stocks experienced a significant rally. With many companies beginning to open their purse strings again for technology expenditures, companies such as Accenture, a tech-consulting firm, produced solid returns for the Fund. The Fund also benefited from its exposure to consumer cyclicals at a time of continued consumer strength. In particular, retailers such as Best Buy and Radio Shack performed well due to positive spending trends in consumer electronics. Performance was hampered mostly by the healthcare sector, an area eschewed by investors in favor of more aggressive industries.

"Our focus on quality mid-cap growth stocks should benefit investors in 2002. Smaller capitalization stocks have historically outperformed others in an economic recovery."

An economic recovery favors growth investing

We expect to see early signs of an economic recovery some time in the first half of 2002, and we think smaller capitalization growth issues will continue their historical precedent of outperforming most other asset classes in an economic recovery. And we are optimistic that PIMCO Target Fund is well positioned to take advantage of this movement.

32 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                     1 year        3 year        5 year    10 year  Inception
                                                                                                    (12/17/92)
PIMCO Target Fund A Shares                           -28.63%        9.18%        13.46%      --       15.89%
PIMCO Target Fund A Shares (adjusted)                -32.55%        7.14%        12.18%      --       15.17%
PIMCO Target Fund B Shares                           -29.16%        8.54%        12.72%      --       15.22%
PIMCO Target Fund B Shares (adjusted)                -32.70%        7.69%        12.47%      --       15.22%
PIMCO Target Fund C Shares (adjusted)                -29.86%        8.54%        12.72%      --       15.08%
S&P Mid-Cap 400 Index                                 -0.61%       10.25%        16.12%      --          --
Lipper Multi-Cap Growth Fund Average                 -26.05%       -0.14%         8.61%      --          --

TOP 10 HOLDINGS % of Total Investments

   Concord EFS, Inc.                         2.7%
   Laboratory Corp. of America Holdings      2.7%
   AmerisourceBergen Corp.                   2.6%
   SPX Corp.                                 2.4%
   The BISYS Group, Inc.                     2.2%
   St. Jude Medical, Inc.                    1.9%
   Waters Corp.                              1.9%
   SEI Investments Co.                       1.9%
   Royal Caribbean Cruises Ltd.              1.7%
   ACE Ltd.                                  1.7%
   Top Ten Total                            21.7%

TOP 5 RELATED INDUSTRIES

   Technology                               33.5%
   Health Care                              20.9%
   Consumer Discretionary                   15.5%
   Financial & Business Services            11.1%
   Consumer Services                         5.7%

PORTFOLIO COMPOSITION

   Common Stock                             97.7%
   Convertible Bonds and Notes               1.1%
   Cash Equivalents                          1.2%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]



                            PIMCO           PIMCO           PIMCO
                            Target          Target          Target           S&P Mid-Cap
          Month                A               B               C              400 Index
        ==========          ======          ======          ======           ===========
        12/31/1992           9,450          10,000          10,000              10,000
        01/31/1993           9,572          10,119          10,119              10,125
        02/28/1993           9,515          10,049          10,049               9,983
        03/31/1993           9,983          10,544          10,544              10,328
        04/30/1993           9,749          10,287          10,287              10,058
        05/31/1993          10,375          10,950          10,950              10,516
        06/30/1993          10,674          11,256          11,256              10,569
        07/31/1993          10,964          11,543          11,543              10,548
        08/31/1993          11,759          12,374          12,374              10,984
        09/30/1993          11,890          12,512          12,512              11,100
        10/31/1993          11,983          12,591          12,591              11,136
        11/30/1993          11,403          11,978          11,978              10,890
        12/31/1993          11,860          12,452          12,452              11,396
        01/31/1994          12,162          12,762          12,762              11,661
        02/28/1994          11,945          12,522          12,522              11,495
        03/31/1994          11,568          12,123          12,123              10,963
        04/30/1994          11,842          12,402          12,402              11,044
        05/31/1994          11,606          12,142          12,142              10,940
        06/30/1994          11,181          11,693          11,693              10,563
        07/31/1994          11,870          12,412          12,412              10,921
        08/31/1994          12,540          13,101          13,101              11,493
        09/30/1994          12,389          12,931          12,931              11,278
        10/31/1994          12,634          13,181          13,181              11,401
        11/30/1994          12,181          12,702          12,702              10,887
        12/31/1994          12,318          12,837          12,837              10,987
        01/31/1995          12,080          12,584          12,584              11,101
        02/28/1995          12,777          13,292          13,292              11,684
        03/31/1995          13,226          13,758          13,758              11,887
        04/30/1995          13,379          13,909          13,909              12,125
        05/31/1995          13,341          13,859          13,859              12,418
        06/30/1995          14,354          14,901          14,901              12,923
        07/31/1995          15,291          15,872          15,872              13,598
        08/31/1995          15,252          15,811          15,811              13,849
        09/30/1995          15,673          16,246          16,236              14,185
        10/31/1995          15,893          16,459          16,459              13,820
        11/30/1995          16,065          16,621          16,621              14,423
        12/31/1995          16,167          16,728          16,728              14,387
        01/31/1996          16,007          16,547          16,547              14,596
        02/29/1996          16,540          17,090          17,090              15,092
        03/31/1996          17,020          17,566          17,566              15,273
        04/30/1996          17,789          18,359          18,347              15,740
        05/31/1996          18,706          19,299          19,287              15,952
        06/30/1996          18,354          18,914          18,914              15,713
        07/31/1996          16,295          16,785          16,784              14,650
        08/31/1996          17,117          17,611          17,611              15,495
        09/30/1996          18,258          18,778          18,778              16,171
        10/31/1996          18,280          18,789          18,778              16,218
        11/30/1996          19,016          19,525          19,525              17,131
        12/31/1996          18,853          19,350          19,350              17,150
        01/31/1997          19,457          19,955          19,955              17,794
        02/28/1997          18,624          19,093          19,093              17,648
        03/31/1997          17,936          18,385          18,372              16,895
        04/30/1997          18,141          18,578          18,565              17,333
        05/31/1997          19,650          20,109          20,109              18,849
        06/30/1997          20,302          20,765          20,753              19,378
        07/31/1997          21,702          22,181          22,181              21,297
        08/31/1997          22,172          22,644          22,631              21,271
        09/30/1997          23,416          23,905          23,892              22,495
        10/31/1997          22,136          22,580          22,579              21,516
        11/30/1997          22,100          22,528          22,528              21,834
        12/31/1997          21,941          22,338          22,338              22,682
        01/31/1998          21,450          21,842          21,825              22,251
        02/28/1998          23,270          23,673          23,673              24,093
        03/31/1998          24,521          24,923          24,923              25,180
        04/30/1998          25,328          25,745          25,744              25,640
        05/31/1998          24,204          24,581          24,580              24,487
        06/30/1998          25,882          26,258          26,258              24,641
        07/31/1998          24,995          25,350          25,349              23,685
        08/31/1998          20,546          20,814          20,814              19,277
        09/30/1998          22,477          22,784          22,767              21,076
        10/31/1998          22,587          22,852          22,853              22,960
        11/30/1998          23,949          24,221          24,222              24,106
        12/31/1998          27,237          27,537          27,538              27,017
        01/31/1999          27,643          27,941          27,943              25,966
        02/28/1999          26,106          26,363          26,344              24,606
        03/31/1999          27,610          27,868          27,867              25,295
        04/30/1999          28,405          28,640          28,639              27,288
        05/31/1999          27,610          27,832          27,814              27,408
        06/30/1999          29,943          30,181          30,165              28,872
        07/31/1999          29,487          29,686          29,688              28,260
        08/31/1999          29,944          30,146          30,148              27,293
        09/30/1999          29,588          29,761          29,762              26,450
        10/31/1999          32,361          32,531          32,515              27,799
        11/30/1999          37,127          37,287          37,289              29,258
        12/31/1999          45,288          45,453          45,455              30,996
        01/31/2000          46,533          46,703          46,696              30,122
        02/29/2000          63,504          63,736          63,674              32,231
        03/31/2000          61,180          61,403          61,293              34,928
        04/30/2000          55,209          55,410          55,525              33,706
        05/31/2000          50,212          50,396          50,478              33,288
        06/30/2000          57,001          57,209          57,247              33,777
        07/31/2000          57,257          57,467          57,487              34,311
        08/31/2000          66,430          66,673          66,639              38,143
        09/30/2000          63,627          63,859          63,794              37,884
        10/31/2000          56,927          57,135          57,045              36,600
        11/30/2000          45,484          45,651          45,550              33,836
        12/31/2000          49,669          49,851          49,704              36,425
        01/31/2001          48,666          48,844          48,685              37,237
        02/28/2001          42,120          42,274          42,103              35,111
        03/31/2001          36,855          36,990          36,823              32,502
        04/30/2001          41,245          41,395          41,180              36,087
        05/31/2001          41,203          41,354          41,110              36,928
        06/30/2001          41,162          41,313          41,040              36,780
        07/31/2001          38,989          39,131          38,836              36,232
        08/31/2001          35,577          35,707          35,426              35,047
        09/30/2001          30,013          30,123          29,885              30,688
        10/31/2001          31,655          31,770          31,472              32,044
        11/30/2001          34,212          34,337          34,006              34,428
        12/31/2001          35,447          35,577          35,213              36,205


Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in mid-cap companies that create wealth for investors over a long period of time. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately between 40 and 60 holdings.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 33

AN ENHANCED INDEX FUND

PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
234 (not including short-term instruments)

FUND INCEPTION DATE:
7/10/98

TOTAL NET ASSETS:
$41.4 million

PORTFOLIO MANAGERS:
David Stein
Tom Seto

[PHOTO]
David Stein
Co-Manager

Mr. Stein is Managing Director of PIMCO's Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.

[PHOTO]
Tom Seto
Co-Manager

Mr. Seto is a Vice President of PIMCO's Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Fund outperformed its Lipper Average for second half of 2001

PIMCO Tax-Efficient Equity Fund outperformed its Lipper Average in the second half of 2001. Its performance in the fourth quarter was particularly strong:
Class A shares posted a solid return of 11.30%, outperforming both the S&P 500 Index and its Lipper Average.

Exposure to technology and consumer services hindered returns in the third quarter...

Like most growth-oriented stock funds, the portfolio suffered in the third quarter from its exposure to technology and consumer services, sectors especially sensitive to the economic slowdown intensified by the tragic events of September 11th. In this environment, investors shifted out of cyclical sectors and into basic necessities such as healthcare, food and utilities, sectors with steady earnings even in the face of a slowing economy. Stock selection was strong in the healthcare sector, buoyed by medical products makers Johnson & Johnson and Baxter.

....and benefited the Fund in the fourth quarter

Investors rotated into cyclical stocks in the fourth quarter on the hope that signs of a recovery, real or imagined, would make these economically-sensitive companies ripe for an earnings rebound. Leading the charge this quarter were the very sectors that led the decline in the third quarter: technology, consumer cyclicals and transportation. This benefited the portfolio's technology stocks, most of which experienced double-digit returns this quarter. The consumer services sector also rebounded on investor optimism, with entertainment, leisure and lodging stocks up significantly for the quarter. And stock selection was strong in financial services, where the stock market-sensitive banks, such as Bank of New York, Citigroup, Mellon, JP Morgan Chase, State Street and Northern Trust, outperformed the traditional money center banks.

"Tax-efficient investment techniques, especially in uncertain markets, can ultimately help improve investors' after-tax results."

Tax-efficient investment strategy could bode well for the future

Going forward, we expect our structured growth stock selection model, which stays broadly diversified, to provide the greatest opportunity to capture the next market leaders while doing so in a tax-efficient manner. The Fund is not expected to make any capital gains distribution in the foreseeable future.

34 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                                             Inception
                                                         1 year    3 year  5 year   10 year  (7/10/98)
 PIMCO Tax-Efficient Equity Fund A Shares                -12.71%    -2.53%      -         -     -0.73%
 PIMCO Tax-Efficient Equity Fund A Shares (adjusted)     -17.51%    -4.53%      -         -     -2.32%
 A Shares after taxes on distribution                    -17.51%    -4.35%      -         -     -2.32%
 A Shares distributions & sale of fund shares            -10.67%    -3.44%      -         -     -1.85%
 PIMCO Tax-Efficient Equity Fund B Shares                -13.49%    -3.28%      -         -     -1.49%
 PIMCO Tax-Efficient Equity Fund B Shares (adjusted)     -17.82%    -4.26%      -         -     -2.35%
 B Shares after taxes on distribution                    -17.82%    -4.26%      -         -     -2.35%
 B Shares distributions & sale of fund shares            -10.85%    -3.38%      -         -     -1.87%
 PIMCO Tax-Efficient Equity Fund C Shares (adjusted)     -14.36%    -3.28%      -         -     -1.49%
 C Shares after taxes on distribution                    -14.36%    -3.28%      -         -     -1.49%
 C Shares distributions & sale of fund shares             -8.74%    -2.61%      -         -     -1.19%
 S&P 500 Index                                           -11.88%    -1.03%      -         -         -
 Lipper Large-Cap Core Fund Average                      -13.77%    -1.56%      -         -         -

TOP 10 HOLDINGS % of Total Investments

   General Electric Co.                        4.4%
   Microsoft Corp.                             3.3%
   Citigroup, Inc.                             3.1%
   Pfizer, Inc.                                2.6%
   Wal-Mart Stores, Inc.                       2.4%

   Johnson & Johnson                           2.2%
   IBM Corp.                                   2.2%
   Exxon Mobil Corp.                           2.0%
   Intel Corp.                                 1.9%
   American International Group, Inc.          1.7%
   Top Ten Total                              25.8%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services              20.2%
   Technology                                 18.8%
   Health Care                                16.4%
   Consumer Discretionary                      9.3%
   Capital Goods                               7.2%

PORTFOLIO COMPOSITION

   Common Stock                              100.0%
   Cash Equivalents                            0.0%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]



                               PIMCO                     PIMCO                       PIMCO
                       Tax-Efficient Equity       Tax-Efficient Equity       Tax-Efficient Equity       S&P 500
        Month                    A                         B                           C                 Index
      ==========       ====================       ====================       ====================       =======
      07/31/1998               9,450                     10,000                     10,000               10,000
      08/31/1998               8,093                      8,554                      8,563                8,554
      09/30/1998               8,506                      8,991                      9,001                9,102
      10/31/1998               9,302                      9,824                      9,834                9,843
      11/30/1998               9,784                     10,313                     10,334               10,439
      12/31/1998              10,356                     10,916                     10,928               11,041
      01/31/1999              10,691                     11,270                     11,282               11,502
      02/28/1999              10,337                     10,884                     10,896               11,145
      03/31/1999              10,711                     11,270                     11,282               11,591
      04/30/1999              11,094                     11,665                     11,678               12,040
      05/31/1999              10,769                     11,322                     11,334               11,755
      06/30/1999              11,398                     11,978                     11,991               12,408
      07/31/1999              11,044                     11,593                     11,606               12,020
      08/31/1999              10,935                     11,468                     11,480               11,961
      09/30/1999              10,571                     11,083                     11,095               11,633
      10/31/1999              11,200                     11,739                     11,751               12,369
      11/30/1999              11,387                     11,927                     11,939               12,621
      12/31/1999              12,155                     12,718                     12,731               13,364
      01/31/2000              11,496                     12,031                     12,044               12,693
      02/29/2000              11,418                     11,926                     11,939               12,452
      03/31/2000              12,401                     12,957                     12,970               13,671
      04/30/2000              11,938                     12,467                     12,480               13,259
      05/31/2000              11,673                     12,186                     12,199               12,987
      06/30/2000              12,038                     12,551                     12,564               13,307
      07/31/2000              11,851                     12,352                     12,365               13,099
      08/31/2000              12,569                     13,091                     13,105               13,913
      09/30/2000              11,831                     12,311                     12,324               13,178
      10/31/2000              11,772                     12,238                     12,251               13,123
      11/30/2000              10,907                     11,333                     11,345               12,088
      12/31/2000              10,985                     11,415                     11,427               12,147
      01/31/2001              11,291                     11,717                     11,729               12,578
      02/28/2001              10,307                     10,687                     10,698               11,431
      03/31/2001               9,668                     10,021                     10,032               10,707
      04/30/2001              10,396                     10,771                     10,782               11,539
      05/31/2001              10,445                     10,813                     10,824               11,616
      06/30/2001              10,170                     10,521                     10,532               11,334
      07/31/2001              10,062                     10,395                     10,406               11,222
      08/31/2001               9,413                      9,729                      9,739               10,520
      09/30/2001               8,616                      8,896                      8,906                9,670
      10/31/2001               8,813                      9,084                      9,094                9,855
      11/30/2001               9,491                      9,792                      9,802               10,611
      12/31/2001               9,590                      9,579                      9,885               10,703



Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. To achieve the Fund's objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund's inception (7/98).

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. Past performance, before and after taxes, is no guarantee of future results. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes or AMT, returns will depend upon the investor's tax situation and may differ form those shown, and the after tax returns are not relevant to investor's who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 35

A VALUE FUND

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $10 billion and below-average valuations whose bus. fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
47 (not including short-term instruments)

FUND INCEPTION DATE:
12/30/91

TOTAL NET ASSETS:
$428.9 million

PORTFOLIO MANAGER:
John Schneider

[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Value Fund turns in strong performance

PIMCO Value Fund posted strong returns for the six months ended December 31, 2001, outperforming both the S&P 500 Index and the Russell 1000 Value Index and performing among the top 5% of its peers in the Lipper Multi-Cap Value Fund category. The Fund showed particular strength in the fourth quarter, with Class A shares gaining 16.38% despite the relative outperformance of growth investing over value investing in this environment.

A variety of sectors benefited performance

The Fund found value in its exposure to utilities in the third quarter. After falling dramatically in the second quarter, the Fund holding PG&E rebounded in the third quarter as the government worked to resolve the California utilities crisis. Third quarter exposure to the property and casualty insurance industry carried over into significant gains in the fourth quarter; insurers such as Ace Limited prospered as a result of rising premiums in the wake of the terrorists attacks.

The Fund performed well despite limited exposure to tech rally


While technology investing was the biggest winner in the fourth quarter rally, we continued to carry only a market weight exposure to the sector.

"Moving into 2002, we expect market conditions to reward investors who seek out attractively valued stocks."

However, the Fund was overweight basic materials and energy, which provided solid returns in the fourth quarter. For example, the Fund's exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profits rise further in 2002. The Fund also benefited from exposure to oil companies such as Schlumberger, which were aided by the cyclical nature of the industry and could gain additional momentum over the winter months as natural gas demand increases.

Our outlook remains positive for value stocks

For 2002, we anticipate a v-shaped economic recovery, but expect it to be more understated than previous recoveries. We think value stocks could continue to outperform growth, if only by a narrower spread than in recent years. We believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

 36 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                       1 year    3 year  5 year  10 year Inception
                                                                         (12/30/91)
PIMCO Value Fund A Shares               15.21%   16.01%  16.59%  16.13%      16.20%
PIMCO Value Fund A Shares (adjusted)     8.88%   13.84%  15.27%  15.47%      15.55%
PIMCO Value Fund B Shares               14.38%   15.16%  15.74%  15.53%      15.60%
PIMCO Value Fund B Shares (adjusted)     9.38%   14.40%  15.51%  15.53%      15.60%
PIMCO Value Fund C Shares (adjusted)    13.37%   15.16%  15.74%  15.28%      15.35%
S&P 500 Index                          -11.88%   -1.03%  10.70%  12.94%          -
Russell 1000 Value Index                -5.59%    2.74%  11.14%  14.16%          -
Lipper Multi-Cap Value Fund Average     -1.78%    5.37%  10.48%  12.91%          -

TOP 10 HOLDINGS % of Total Investments

    Alcan, Inc.                          5.8%
    Allstate Corp.                       5.0%
    CIGNA Corp.                          4.9%
    Compaq Computer Corp.                4.8%
    Washington Mutual, Inc.              4.6%

    PG&E Corp.                           4.5%
    Schlumberger Ltd.                    4.2%
    Berkshire Hathaway, Inc. `A'         4.1%
    Liberty Media Corp. `A'              4.0%
    ACE Ltd.                             3.7%
    Top Ten Total                       45.6%

TOP 5 RELATED INDUSTRIES

    Financial & Business Services       33.5%
    Materials & Processing              10.1%
    Energy                               9.8%
    Technology                           9.2%
    Communications                       5.4%

PORTFOLIO COMPOSITION

    Common Stock                        91.1%
    Cash Equivalents                     8.9%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                  PIMCO      PIMCO     PIMCO
                  Value      Value     Value     S&P 500     Russell 1000
     Month          A          B         C        Index       Value Index
   ==========     ======     ======    ======    =======     ============
   12/31/1991      9,450     10,000    10,000    10,000         10,000
   01/31/1992      9,720     10,279    10,279     9,814         10,016
   02/29/1992     10,046     10,618    10,618     9,942         10,261
   03/31/1992      9,817     10,369    10,369     9,748         10,112
   04/30/1992      9,858     10,406    10,406    10,034         10,548
   05/31/1992      9,770     10,306    10,306    10,083         10,600
   06/30/1992      9,558     10,077    10,077     9,933         10,534
   07/31/1992      9,894     10,425    10,425    10,339         10,941
   08/31/1992      9,605     10,114    10,114    10,128         10,606
   09/30/1992      9,735     10,244    10,244    10,247         10,753
   10/31/1992      9,794     10,300    10,300    10,282         10,763
   11/30/1992     10,317     10,843    10,843    10,632         11,116
   12/31/1992     10,650     11,186    11,186    10,762         11,381
   01/31/1993     10,871     11,411    11,411    10,852         11,712
   02/28/1993     10,985     11,524    11,524    11,000         12,124
   03/31/1993     11,324     11,873    11,873    11,232         12,481
   04/30/1993     11,123     11,655    11,655    10,961         12,321
   05/31/1993     11,277     11,808    11,808    11,254         12,569
   06/30/1993     11,352     11,879    11,879    11,287         12,846
   07/31/1993     11,294     11,811    11,811    11,242         12,990
   08/31/1993     11,904     12,442    12,442    11,668         13,459
   09/30/1993     11,930     12,461    12,461    11,579         13,480
   10/31/1993     12,340     12,881    12,881    11,818         13,471
   11/30/1993     12,211     12,739    12,739    11,706         13,193
   12/31/1993     12,348     12,874    12,874    11,847         13,444
   01/31/1994     12,916     13,458    13,458    12,250         13,952
   02/28/1994     12,703     13,228    13,228    11,918         13,475
   03/31/1994     12,017     12,505    12,505    11,398         12,974
   04/30/1994     11,867     12,342    12,342    11,544         13,223
   05/31/1994     11,863     12,330    12,330    11,734         13,375
   06/30/1994     11,587     12,035    12,035    11,446         13,055
   07/31/1994     12,067     12,526    12,526    11,822         13,461
   08/31/1994     12,572     13,042    13,042    12,307         13,848
   09/30/1994     12,187     12,634    12,634    12,006         13,388
   10/31/1994     12,312     12,757    12,757    12,275         13,575
   11/30/1994     11,690     12,104    12,104    11,828         13,026
   12/31/1994     11,798     12,208    12,208    12,004         13,176
   01/31/1995     12,115     12,528    12,528    12,315         13,582
   02/28/1995     12,653     13,078    13,078    12,795         14,119
   03/31/1995     12,998     13,426    13,426    13,173         14,429
   04/30/1995     13,346     13,776    13,776    13,560         14,885
   05/31/1995     13,850     14,288    14,288    14,102         15,511
   06/30/1995     14,087     14,524    14,524    14,430         15,721
   07/31/1995     14,704     15,150    15,150    14,909         16,269
   08/31/1995     14,881     15,324    15,324    14,946         16,498
   09/30/1995     15,290     15,735    15,735    15,577         17,095
   10/31/1995     15,330     15,766    15,766    15,521         16,925
   11/30/1995     15,985     16,430    16,430    16,202         17,783
   12/31/1995     16,325     16,769    16,769    16,515         18,229
   01/31/1996     16,787     17,233    17,233    17,077         18,797
   02/29/1996     17,150     17,595    17,595    17,235         18,940
   03/31/1996     17,285     17,722    17,722    17,401         19,262
   04/30/1996     17,507     17,939    17,939    17,657         19,336
   05/31/1996     17,856     18,286    18,286    18,113         19,577
   06/30/1996     17,773     18,190    18,189    18,182         19,593
   07/31/1996     16,811     17,194    17,194    17,379         18,853
   08/31/1996     17,461     17,848    17,847    17,745         19,392
   09/30/1996     17,934     18,320    18,320    18,744         20,163
   10/31/1996     18,186     18,565    18,565    19,261         20,942
   11/30/1996     19,741     20,141    20,141    20,717         22,461
   12/31/1996     19,568     19,952    19,952    20,306         22,174
   01/31/1997     20,226     20,618    20,618    21,575         23,249
   02/28/1997     20,571     20,955    20,955    21,744         23,591
   03/31/1997     19,841     20,200    20,199    20,851         22,742
   04/30/1997     20,609     20,966    20,965    22,095         23,698
   05/31/1997     21,829     22,192    22,191    23,441         25,023
   06/30/1997     22,367     22,731    22,732    24,491         26,096
   07/31/1997     23,848     24,221    24,222    26,439         28,059
   08/31/1997     23,349     23,684    23,685    24,958         27,060
   09/30/1997     24,735     25,083    25,083    26,325         28,695
   10/31/1997     23,493     23,806    23,807    25,446         27,894
   11/30/1997     24,068     24,375    24,376    26,624         29,127
   12/31/1997     24,598     24,902    24,887    27,081         29,978
   01/31/1998     24,700     24,970    24,973    27,381         29,555
   02/28/1998     26,154     26,444    26,430    29,355         31,544
   03/31/1998     27,196     27,490    27,475    30,859         33,475
   04/30/1998     26,670     26,924    26,927    31,169         33,698
   05/31/1998     26,552     26,787    26,790    30,633         33,200
   06/30/1998     26,584     26,818    26,820    31,878         33,625
   07/31/1998     25,462     25,668    25,669    31,538         33,034
   08/31/1998     21,808     21,961    21,963    26,978         28,118
   09/30/1998     23,056     23,215    23,215    28,707         29,732
   10/31/1998     25,087     25,244    25,243    31,041         32,036
   11/30/1998     26,520     26,671    26,670    32,923         33,529
   12/31/1998     27,000     27,129    27,128    34,820         34,669
   01/31/1999     26,344     26,470    26,448    36,276         34,947
   02/28/1999     25,340     25,462    25,437    35,149         34,454
   03/31/1999     25,274     25,395    25,341    36,555         35,167
   04/30/1999     27,928     28,062    27,986    37,971         38,452
   05/31/1999     28,682     28,820    28,725    37,074         38,029
   06/30/1999     29,754     29,898    29,776    39,132         39,132
   07/31/1999     29,424     29,566    29,425    37,910         37,985
   08/31/1999     29,133     29,273    29,134    37,721         36,576
   09/30/1999     28,294     28,430    28,277    36,689         35,296
   10/31/1999     28,353     28,490    28,317    39,010         37,329
   11/30/1999     27,905     28,039    27,849    39,803         37,037
   12/31/1999     28,028     28,163    27,958    42,148         37,215
   01/31/2000     26,341     26,467    26,247    40,031         36,002
   02/29/2000     23,807     23,921    23,717    39,272         33,327
   03/31/2000     27,456     27,588    27,329    43,114         37,393
   04/30/2000     27,382     27,514    27,255    41,817         36,959
   05/31/2000     28,593     28,730    28,413    40,959         37,347
   06/30/2000     27,640     27,773    27,453    41,969         35,641
   07/31/2000     28,975     29,115    28,782    41,312         36,086
   08/31/2000     30,772     30,920    30,546    43,878         38,092
   09/30/2000     31,627     31,779    31,349    41,562         38,443
   10/31/2000     33,794     33,956    33,503    41,386         39,389
   11/30/2000     34,233     34,398    33,915    38,123         37,927
   12/31/2000     36,582     36,757    36,232    38,310         39,827
   01/31/2001     36,607     36,783    36,232    39,669         39,979
   02/28/2001     36,754     36,930    36,351    36,052         38,867
   03/31/2001     36,239     36,413    35,817    33,768         37,495
   04/30/2001     38,830     39,017    38,338    36,392         39,333
   05/31/2001     39,417     39,606    38,894    36,636         40,218
   06/30/2001     39,417     39,606    38,871    35,744         39,325
   07/31/2001     40,370     40,564    39,792    35,392         39,242
   08/31/2001     39,002     39,189    38,411    33,177         37,669
   09/30/2001     36,213     36,387    35,646    30,498         35,017
   10/31/2001     36,434     36,609    35,838    31,079         34,716
   11/30/2001     40,639     40,834    39,935    33,464         36,733
   12/31/2001     42,142     42,345    41,428    33,757         37,599


Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 37

Footnotes

A few footnotes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares, except Tax-Efficient Equity Fund.

Healthcare Innovation Institutional and retail shares commenced operations on the same day but for the rest of the MMS Funds, the returns represent the blended performance of the funds' retail shares (Class A, B or C) and the prior performance of the funds' Institutional shares, adjusted as necessary, to reflect retail share current sales charges and different operating expenses. Retail shares were first offered in January 1997 for the MMS Funds except Asset Allocation on 09/98, Equity Income on 11/01, Global Innovation A on /00 and B & C on 4/00, Growth & Income on 8/00, Growth A on 10/90, B on 5/95, C on 2/84, Healthcare Innovation on 7/00, Innovation A & C on 12/94 and D on 5/95, Opportunity A on 12/90, B on 3/99 and C on 2/84, Renaissance A on 2/91, B on 5/95 and C on 4/88, Select Growth on 3/00, Select International on 11/00, Target A & C on 12/92 and B on 5/95, and Tax-Efficient Equity on 7/98, respectively. Returns for Class A shares are adjusted to include the effect of the 5.5% maximum initial sales charge for the MMS Funds.

Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first year of ownership.

The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. The S&P Diversified Healthcare Index is a capitalization-weighted Index that measures the performance of the diversified healthcare sector of the Standard & Poor's Index. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. Companies based on total market capitalization. The Lehman Brothers Aggregate Bond Index is a unmanaged market index representative of the U.S. Taxable Income universe. The MSCI EAFE Index is an unmanaged group of over 1,000 stocks considered to be representative of the international stock market in general. Stocks are also members of Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index.

The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

38 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Schedule of Investments A, B, and C Classes
Asset Allocation Fund
December 31, 2001 (Unaudited)


                                                                         Value
                                                        Shares           (000s)

 PIMCO FUNDS 99.6% (b)

Total Return                                           1,507,765       $ 15,772
StocksPLUS                                               752,726          7,610
Select International                                   1,109,043          4,924
Renaissance                                              194,019          4,016
Value                                                    222,955          3,433
Target                                                   113,558          1,898
Mid-Cap                                                   93,405          1,820
Opportunity                                              111,282          1,675
Small-Cap Value                                           83,835          1,649
Capital Appreciation                                      94,391          1,566
High Yield                                               161,731          1,514
Growth                                                    77,578          1,512
Foreign Bond                                              97,435          1,019
                                                                       --------
Total Investments (a) 99.6%                                            $ 48,408
                                                                       --------
(Cost $50,827)

Other Assets and Liabilities (Net) 0.4%                                     171
                                                                       --------
Net Assets 100.0%                                                      $ 48,579
                                                                       --------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                         $  2,048

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (4,467)
                                                                       --------
Unrealized depreciation-net                                            $ (2,419)
                                                                       --------
(b) Institutional Class shares of each PIMCO Fund.


See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 39

PIMCO Schedule of Investments A, B, and C Classes
Capital Appreciation Fund
December 31, 2001 (Unaudited)

                                                                  Value
                                                       Shares     (000s)

 COMMON STOCKS 94.9%

Aerospace 2.0%
Lockheed Martin Corp.                                 160,700    $  7,500
General Dynamics Corp.                                 81,600       6,499
                                                                 --------
                                                                   13,999
                                                                 ========
Capital Goods 4.4%
General Electric Co.                                  564,600      22,629
Tyco International Ltd.                               142,200       8,376
                                                                 --------
                                                                   31,005
                                                                 ========
Consumer Discretionary 12.2%
Home Depot, Inc.                                      194,400       9,915
Target Corp.                                          232,300       9,536
Family Dollar Stores, Inc.                            297,900       8,931
Andrx Group (b)                                       124,000       8,731
Nike, Inc. `B'                                        137,200       7,716
Best Buy Co., Inc. (b)                                103,300       7,694
Harley-Davidson, Inc.                                 136,300       7,402
J.C. Penney Co., Inc.                                 218,600       5,880
Kohl's Corp. (b)                                       81,300       5,727
AutoZone, Inc. (b)                                     73,500       5,277
Office Depot, Inc. (b)                                267,300       4,956
TJX Cos., Inc.                                         94,800       3,779
Mattel, Inc.                                           65,900       1,133
                                                                 --------
                                                                   86,677
                                                                 ========
Consumer Services 3.7%
Cendant Corp. (b)                                     577,500      11,324
Darden Restaurants, Inc.                              223,900       7,926
Tricon Global Restaurants, Inc. (b)                   132,900       6,539
                                                                 --------
                                                                   25,789
                                                                 ========
Consumer Staples 7.4%
PepsiCo, Inc.                                         206,200      10,040
SYSCO Corp.                                           340,700       8,933
Anheuser-Busch Cos., Inc.                             183,900       8,314
Philip Morris Cos., Inc.                              174,800       8,015
General Mills, Inc.                                   144,000       7,489
Procter & Gamble Co.                                   87,200       6,900
Albertson's, Inc.                                      89,200       2,809
                                                                 --------
                                                                   52,500
                                                                 ========
Energy 0.5%
Exxon Mobil Corp.                                      93,200       3,663
                                                                 --------
Environmental Services 1.2%
Waste Management, Inc.                                270,500       8,632
                                                                 --------

Financial & Business Services 24.4%
Citigroup, Inc.                                       335,895      16,955
American International Group, Inc.                    183,260      14,551
Bank of America Corp.                                 146,900       9,247
H&R Block, Inc.                                       187,000       8,359
Vornado Realty Trust                                  197,800       8,228
Equity Office Properties Trust                        259,600       7,809
Fifth Third Bancorp                                   126,100       7,765
USA Education, Inc.                                    90,500       7,604
Capital One Financial Corp.                           136,300       7,353
Hartford Financial Services Group, Inc.               116,600       7,326
St. Paul Companies, Inc.                              165,800       7,290
Fannie Mae                                             91,000       7,235
BB&T Corp.                                            199,700       7,211
Freddie Mac                                           110,000       7,194
KeyCorp                                               290,900       7,081
Washington Mutual, Inc.                               208,950       6,833
XL Capital Ltd. `A'                                    74,200       6,779
Lehman Brothers Holdings, Inc.                         92,700       6,192
Aon Corp.                                             171,700       6,099
Wells Fargo & Co.                                     131,300       5,705
J.P. Morgan Chase & Co.                               148,900       5,413
Wachovia Corp.                                        115,100       3,610
Charter One Financial, Inc.                            20,235         549
                                                                 --------
                                                                  172,388
                                                                 ========
Health Care 19.6%
Johnson & Johnson                                     189,008      11,170
Pfizer, Inc.                                          275,300      10,971
Laboratory Corp. of America Holdings (b)              126,700      10,244
Medtronic, Inc.                                       178,900       9,161
Barr Laboratories, Inc. (b)                           106,500       8,452
McKesson Corp.                                        225,400       8,430
HCA, Inc.                                             215,400       8,302
American Home Products Corp.                          134,400       8,247
King Pharmaceuticals, Inc. (b)                        186,966       7,877
Baxter International, Inc.                            145,600       7,809
Wellpoint Health                                       66,100       7,724
Networks, Inc. (b)
Cardinal Health, Inc.                                 117,900       7,623
Allergan, Inc.                                         98,100       7,362
Amgen, Inc. (b)                                       121,600       6,863
Tenet Healthcare Corp. (b)                            115,600       6,788
Genentech, Inc. (b)                                   123,000       6,673
HEALTHSOUTH Corp. (b)                                 361,000       5,350
                                                                 --------
                                                                  139,046
                                                                 ========
Technology 16.3%
Microsoft Corp. (b)                                   354,000      23,460
IBM Corp.                                             103,800      12,556
Cisco Systems, Inc. (b)                               496,400       8,990
VERITAS Software Corp. (b)                            187,425       8,402
Electronic Data Systems Corp.                         121,000       8,295
Computer Associates                                   234,600       8,091
International, Inc.
Affiliated Computer                                    74,600       7,917
Services, Inc. `A' (b)
Agilent Technologies, Inc. (b)                        249,400       7,110
Intuit, Inc. (b)                                      165,700       7,085
Micron Technology, Inc. (b)                           225,400       6,987
VeriSign, Inc. (b)                                    172,300       6,554
Electronic Arts, Inc. (b)                              86,000       5,156
Oracle Corp. (b)                                      353,260       4,879
                                                                 --------
                                                                  115,482
                                                                 ========
Utilities 3.2%
Duke Energy Corp.                                     219,500       8,618
Dominion Resources, Inc.                              119,700       7,194
American Electric Power Co., Inc.                     162,500       7,074
                                                                 --------
                                                                   22,886
                                                                 --------
Total Common Stocks                                               672,067
                                                                 ========
(Cost $638,037)

 SHORT-TERM INSTRUMENTS 6.3%

                                                    Principal
                                                       Amount
                                                       (000s)

Repurchase Agreement 6.3%
State Street Bank
     1.550% due                                      $ 44,672      44,672
     01/02/2002
     (Dated 12/31/2001.
     Collateralized by
     Fannie Mae 0.000% due
     02/15/2002 valued
     at $45,568. Repurchase proceeds
     are $44,676.)
                                                                 --------
Total Short-Term Instruments                                       44,672
                                                                 ========
(Cost $44,672)

Total Investments (a) 101.2%                                     $716,739
(Cost $682,709)

Other Assets and Liabilities (Net) (1.2%)                          (8,545)
                                                                 --------
Net Assets 100.0%                                                $708,194
                                                                 ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $ 51,357

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                  (17,327)
                                                                 --------
Unrealized appreciation-net                                      $ 34,030
                                                                 ========
(b) Non-income producing
security.


40 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes

Equity Income Fund
December 31, 2001 (Unaudited)

                                                                     Value
                                                          Shares     (000s)

COMMON STOCKS 97.9%

Aerospace 3.9%
Goodrich Corp.                                            31,400    $   836
Northrop Grumman Corp.                                     6,800        686
                                                                    -------
                                                                      1,522
                                                                    =======
Capital Goods 6.2%
Caterpillar, Inc.                                         15,800        826
Textron, Inc.                                             19,300        800
Hubbell, Inc. 'B'                                         27,200        799
                                                                    -------
                                                                      2,425
                                                                    =======
Communications 3.7%
Verizon Communications, Inc.                              30,400      1,443
                                                                    -------
Consumer Discretionary 9.5%
VF Corp.                                                  34,800      1,358
J.C. Penney Co., Inc.                                     30,500        820
Sears, Roebuck & Co.                                      16,700        796
Whirlpool Corp.                                           10,600        777
                                                                    -------
                                                                      3,751
                                                                    =======
Consumer Staples 13.6%
SUPERVALU, Inc.                                           69,500      1,537
Brown-Forman Corp. 'B'                                    12,800        801
ConAgra Foods, Inc.                                       33,700        801
Fortune Brands, Inc.                                      19,300        764
UST, Inc.                                                 21,200        742
RJ Reynolds Tobacco Holdings, Inc.                        12,600        709
                                                                    -------
                                                                      5,354
                                                                    =======
Energy 15.8%
Amerada Hess Corp.                                        13,000        813
Conoco, Inc.                                              28,700        812
Marathon Oil Corp.                                        26,700        801
Murphy Oil Corp.                                           9,500        798
Occidental Petroleum Corp.                                29,900        793
KeySpan Corp.                                             22,500        780
Ultramar Diamond Shamrock Corp.                           14,600        722
Repsol YPF SA SP - ADR                                    49,500        719
                                                                    -------
                                                                      6,238
                                                                    =======
Financial & Business Services 26.0%
KeyCorp                                                   66,400      1,617
Union Planters Corp.                                      35,000      1,580
Deluxe Corp.                                              37,200      1,547
Lincoln National Corp.                                    16,900        821
Bank of America Corp.                                     13,000        818
HRPT Properties Trust                                     93,600        811
CIGNA Corp.                                                8,300        769
A.G. Edwards, Inc.                                        17,400        769
Duke Realty Corp.                                         31,500        766
J.P. Morgan Chase & Co.                                   20,400        742
                                                                    -------
                                                                     10,240
                                                                    =======
Materials & Processing 7.7%
Eastman Kodak Co.                                         48,800      1,436
Westvaco Corp.                                            28,300        805
Eastman Chemical Co.                                      19,900        776
                                                                    -------
                                                                      3,017
                                                                    =======
Transportation 1.9%
Burlington Northern Santa Fe Corp.                        25,800        736
                                                                    -------
Utilities 9.6%
CMS Energy Corp.                                          34,900        839
NICOR, Inc.                                               19,800        824
DTE Energy Co.                                            18,100        759
Public Service Enterprise Group, Inc.                     17,000        717
American Electric Power Co., Inc.                         15,000        653
                                                                    -------
                                                                      3,792
                                                                    -------
Total Common Stocks                                                  38,518
(Cost $32,444)                                                      =======

                                                           Principal
                                                              Amount  Value
                                                              (000s)  (000s)

SHORT-TERM INSTRUMENTS 0.4%

Repurchase Agreement 0.4%
State Street Bank
   1.550% due 01/02/2002                                  $  163    $   163
   (Dated 12/31/2001. Collateralized by
   Federal Home Loan Bank 2.155% due
   11/29/2002 valued at $170. Repurchase
   proceeds are $163.)
                                                                    -------
Total Short-Term Instruments                                            163
(Cost $163)                                                         =======

Total Investments (a) 98.3%                                         $38,681
(Cost $32,607)

Other Assets and Liabilities (Net) 1.7%                                 676
                                                                    -------
Net Assets 100.0%                                                   $39,357
                                                                    =======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net
unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $ 6,966

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (892)
                                                                    -------
Unrealized appreciation-net                                         $ 6,074
                                                                    =======
(b) Non-income producing security.


           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 41

PIMCO Schedule of Investments A, B, and C Classes

Global Innovation Fund
December 31, 2001 (Unaudited)

                                                                      Value
                                                          Shares     (000s)

COMMON STOCKS 94.5%

Capital Goods 1.9%
Brooks Automation, Inc. (b)                               88,781     $ 3,611
                                                                    --------
Communications 6.9%
SK Telecom Co. Ltd. SP - ADR                             240,500       5,199
Nokia Corp. SP - ADR                                     155,900       3,824
Telefonaktiebolaget LM Ericsson SP - ADR                 384,100       2,005
Alcatel Alsthom SP - ADR                                 111,800       1,850
NTT DoCoMo, Inc.                                               8          94
                                                                    --------
                                                                      12,972
                                                                    ========
Consumer Discretionary 1.7%
Gemstar-TV Guide International, Inc. (b)                 115,800       3,208
                                                                    --------
Financial & Business Services 1.7%
Accenture Ltd. 'A' (b)                                   118,300       3,185
                                                                    --------
Health Care 4.1%
Amgen, Inc. (b)                                           53,100       2,997
Cephalon, Inc. (b)                                        16,200       1,224
Protein Design Labs, Inc. (b)                             31,200       1,027
MedImmune, Inc. (b)                                       21,100         978
IDEC Pharmaceuticals Corp. (b)                            11,500         793
Celgene Corp. (b)                                         21,800         696
                                                                    --------
                                                                       7,715
                                                                    ========
Materials & Processing 0.2%
Applied Films Corp. (b)                                    8,880         278
                                                                    --------
Technology 78.0%
Marvell Technology Group Ltd. (b)                        159,500       5,713
Photon Dynamics, Inc. (b)                                123,709       5,647
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)                                        318,800       5,474
NetIQ Corp. (b)                                          146,500       5,166
Genesis Microchip, Inc. (b)                               75,900       5,019
Intersil Corp. (b)                                       151,100       4,873
KLA-Tencor Corp. (b)                                      97,700       4,842
Check Point Software Technologies Ltd. (b)               110,300       4,400
ASML Holding N.V. (b)                                    257,700       4,394
Rudolph Technologies, Inc. (b)                           127,800       4,386
Applied Materials, Inc. (b)                              107,100       4,295
Samsung Electronics Co. Ltd.                              18,600       3,966
Novellus Systems, Inc. (b)                               100,300       3,957
Integrated Device Technology, Inc. (b)                   144,820       3,851
Cisco Systems, Inc. (b)                                  206,000       3,731
Siebel Systems, Inc. (b)                                 132,400       3,705
GlobespanVirata, Inc. (b)                                272,400       3,528
J.D. Edwards & Co. (b)                                   208,200       3,424
Xilinx, Inc. (b)                                          85,200       3,327
Veritas Software Corp. (b)                                73,500       3,295
Brocade Communications Systems, Inc. (b)                  97,500       3,229
BEA Systems, Inc. (b)                                    205,300       3,162
Mercury Interactive Corp. (b)                             90,600       3,079
Amkor Technology, Inc. (b)                               191,000       3,062
Rational Software Corp. (b)                              153,294       2,989
Intel Corp.                                               93,300       2,934
Juniper Networks, Inc. (b)                               150,900       2,860
Seachange International, Inc. (b)                         80,600       2,750
Texas Instruments, Inc.                                   97,900       2,741
Teradyne, Inc. (b)                                        84,700       2,553
CIENA Corp. (b)                                          175,000       2,504
Network Appliance, Inc. (b)                              114,400       2,502
Nvidia Corp. (b)                                          36,600       2,449
Broadcom Corp. 'A' (b)                                    56,300       2,307
Agere Systems, Inc. 'A' (b)                              389,900       2,219
National Semiconductor Corp. (b)                          70,600       2,174
EMC Corp. (b)                                            153,400       2,062
Powerwave Technologies, Inc. (b)                         111,700       1,930
Polycom, Inc. (b)                                         53,500       1,840
JDS Uniphase Corp. (b)                                   207,800       1,814
Openwave Systems, Inc. (b)                               147,200       1,441
Western Digital Corp.                                    219,400       1,376
Micromuse, Inc. (b)                                       90,800       1,362
Maxtor Corp.                                             199,600       1,265
Analog Devices, Inc. (b)                                  25,500       1,132
Emulex Corp. (b)                                          18,400         726
QUALCOMM, Inc. (b)                                        11,400         576
STMicroelectronics NV                                     11,000         347
Pixelworks, Inc. (b)                                      12,100         194
                                                                    --------
                                                                     146,572
                                                                    --------
Total Common Stocks                                                  177,541
(Cost $170,164)                                                     ========

SHORT-TERM INSTRUMENTS 10.4%
                                                       Principal
                                                          Amount
                                                          (000s)

Repurchase Agreement 10.4%
State Street Bank
     1.550% due 01/02/2002                              $ 19,531      19,531
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.250% due 09/10/2003
     valued at $19,926.
     Repurchase proceeds are $19,533.)
                                                                    --------
Total Short-Term Instruments                                         19,531
(Cost $19,531)                                                      ========

Total Investments (a) 104.9%                                        $197,072
(Cost $189,695)

Other Assets and Liabilities (Net) (4.9%)                             (9,194)
                                                                    --------
Net Assets 100.0%                                                   $187,878
                                                                    --------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $ 19,277

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                     (11,901)
                                                                    --------
Unrealized appreciation-net                                         $  7,376
                                                                    ========
(b) Non-income producing security.


42 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Growth & Income Fund
December 31, 2001 (Unaudited)

                                                                     Value
                                                      Shares        (000s)

COMMON STOCKS 90.4%

Capital Goods 6.5%
Tyco International Ltd.                               35,000    $    2,062
Minnesota Mining & Manufacturing Co.                  15,000         1,773
General Electric Co.                                  35,000         1,403
                                                                ----------
                                                                     5,238
                                                                ==========
Communications 6.0%
Nokia Corp. SP - ADR                                  75,000         1,840
Verizon Communications, Inc.                          35,000         1,661
SBC Communications, Inc.                              35,000         1,371
                                                                ----------
                                                                     4,872
                                                                ==========
Consumer Discretionary 8.6%
Wal-Mart Stores, Inc.                                 35,000         2,014
General Motors Corp. `H'                              35,000         1,701
Target Corp.                                          40,000         1,642
AOL Time Warner, Inc. (b)                             50,000         1,605
                                                                ----------
                                                                     6,962
                                                                ==========
Consumer Staples 6.4%
Philip Morris Cos., Inc.                              35,000         1,605
PepsiCo, Inc.                                         25,000         1,217
Kraft Foods, Inc.                                     35,000         1,191
Coca-Cola Co.                                         25,000         1,179
                                                                ----------
                                                                     5,192
                                                                ==========
Energy 9.0%
ChevronTexaco Corp.                                   25,000         2,240
Exxon Mobil Corp.                                     50,000         1,965
Kinder Morgan Management LLC (b)                      50,736         1,923
Equitable Resources, Inc.                             35,000         1,192
                                                                ----------
                                                                     7,320
                                                                ==========
Financial & Business Services 32.8%
Citigroup, Inc.                                       50,000         2,524
Bank of America Corp.                                 35,000         2,203
Concord EFS, Inc. (b)                                 65,000         2,131
Vornado Realty Trust                                  50,000         2,080
ACE Ltd.                                              50,000         2,008
First Data Corp.                                      25,000         1,961
Equity Office Properties Trust                        65,000         1,955
Boston Properties, Inc.                               50,000         1,900
Fifth Third Bancorp                                   30,000         1,847
XL Capital Ltd. `A'                                   20,000         1,827
Freddie Mac                                           25,000         1,635
Federated Investors, Inc. `B'                         50,000         1,594
American International Group, Inc.                    20,000         1,588
Omnicom Group, Inc.                                   15,000         1,340
                                                                ----------
                                                                    26,593
                                                                ==========
Health Care 5.5%
American Home Products Corp.                          25,000         1,534
Johnson & Johnson                                     25,000         1,478
Tenet Healthcare Corp. (b)                            25,000         1,468
                                                                ----------
                                                                     4,480
                                                                ==========
Materials & Processing 4.9%
International Paper Co.                               50,000         2,017
E.I. du Pont de Nemours & Co.                         45,000         1,913
                                                                ----------
                                                                     3,930
                                                                ==========
Technology 8.3%
IBM Corp.                                             15,000         1,814
Electronic Data Systems Corp.                         25,000         1,714
Microsoft Corp. (b)                                   25,000         1,657
Intel Corp.                                           50,000         1,573
                                                                ----------
                                                                     6,758
                                                                ==========
Utilities 2.4%
Duke Energy Corp.                                     50,000         1,963
                                                                ----------
Total Common Stocks                                                 73,308
(Cost $71,450)                                                  ==========

                                                   Principal
                                                      Amount         Value
                                                      (000s)        (000s)

CONVERTIBLE BONDS & NOTES 5.4%

Echostar Communications
     4.875% due 01/01/2007                       $     2,100    $    1,874
Cendant Corp.
     3.875% due 11/27/2011                             1,500         1,603
Juniper Networks, Inc.
     4.750% due 03/15/2007                             1,200           876
                                                                ----------
Total Convertible Bonds & Notes                                      4,353
(Cost $4,421)                                                   ==========

SHORT-TERM INSTRUMENTS 3.8%

Repurchase Agreement 3.8%

State Street Bank
     1.550% due 01/02/2002                             3,096         3,096
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 3.125% due 11/07/2003
     valued at $3,159.
     Repurchase proceeds are $3,096.)
                                                                ----------
Total Short-Term Instruments                                         3,096
(Cost $3,096)                                                   ==========

Total Investments (a) 99.6%                                     $   80,757
(Cost $78,967)

Other Assets and Liabilities (Net) 0.4%                                305
                                                                ----------
Net Assets 100.0%                                               $   81,062
                                                                ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.           $    3,862

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                (2,072)
                                                                ----------
Unrealized appreciation-net                                     $    1,790
                                                                ==========

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 43

PIMCO Schedule of Investments A, B, and C Classes
Growth Fund
December 31, 2001 (Unaudited)

                                                                 Value
                                                   Shares       (000s)

COMMON STOCKS 98.6%

Capital Goods 5.9%
Tyco International Ltd.                           750,000   $   44,175
Illinois Tool Works, Inc.                         350,000       23,702
General Electric Co.                              500,000       20,040
                                                            ----------
                                                                87,917
                                                            ==========
Communications 2.5%
Nokia Corp. SP - ADR                            1,500,000       36,795
                                                            ----------
Consumer Discretionary 17.1%
Wal-Mart Stores, Inc.                           1,000,000       57,550
Target Corp.                                    1,000,000       41,050
Home Depot, Inc.                                  750,000       38,258
Kohl's Corp. (b)                                  500,000       35,220
AOL Time Warner, Inc. (b)                       1,000,000       32,100
Nike, Inc. 'B'                                    500,000       28,120
Viacom, Inc. 'B' (b)                              500,000       22,075
                                                            ----------
                                                               254,373
                                                            ==========
Consumer Services 2.4%
Comcast Corp. Special 'A' (b)                   1,000,000       36,000
                                                            ----------
Consumer Staples 8.9%
Philip Morris Cos., Inc.                        1,000,000       45,850
PepsiCo, Inc.                                     750,000       36,517
Kraft Foods, Inc.                                 750,000       25,523
Coca-Cola Co.                                     500,000       23,575
                                                            ----------
                                                               131,465
                                                            ==========
Financial & Business Services 22.0%
Citigroup, Inc.                                 1,250,000       63,100
American International Group, Inc.                650,000       51,610
Omnicom Group, Inc.                               500,000       44,675
First Data Corp.                                  500,000       39,225
Concord EFS, Inc. (b)(d)                        1,000,000       32,780
Freddie Mac                                       500,000       32,700
Bank of America Corp.                             500,000       31,475
Fifth Third Bancorp                               500,000       30,790
                                                            ----------
                                                               326,355
                                                            ==========
Health Care 18.5%
Johnson & Johnson                                 750,000       44,324
Amgen, Inc. (b)                                   750,000       42,330
Genentech, Inc. (b)                               750,000       40,687
Baxter International, Inc.                        750,000       40,223
Pfizer, Inc.                                    1,000,000       39,850
UnitedHealth Group, Inc.                          500,000       35,385
Cardinal Health, Inc.                             500,000       32,330
                                                            ----------
                                                               275,129
                                                            ==========
Technology 21.3%
Electronic Data Systems Corp.                     750,000       51,412
Microsoft Corp. (b)                               750,000       49,703
Intel Corp.                                     1,500,000       47,175
PeopleSoft, Inc. (b)                            1,000,000       40,200
QUALCOMM, Inc. (b)                                750,000       37,875
Dell Computer Corp. (b)                         1,000,000       27,180
Cisco Systems, Inc. (b)                         1,500,000       27,165
Texas Instruments, Inc.                           650,000       18,200
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)(d)                            1,000,000       17,170
                                                            ----------
                                                               316,080
                                                            ----------
Total Common Stocks                                          1,464,114
(Cost $1,264,230)                                           ==========

                                                Principal
                                                   Amount       Value
                                                   (000s)      (000s)

CONVERTIBLE BONDS & NOTES 0.0%

Cabbell Financial Grantor Trust (c)
     7.187% due 12/31/2002                    $       359   $       18
                                                            ----------
Total Convertible Bonds & Notes                                     18
(Cost $357)                                                 ==========

SHORT-TERM INSTRUMENTS 1.7%

Repurchase Agreement 1.7%
State Street Bank
     1.550% due 01/02/2002                         25,114       25,114
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 6.750% due 08/15/2002 valued at
      $25,620.
     Repurchase proceeds are $25,116.)
                                                            ----------
Total Short-Term Instruments                                    25,114
(Cost $25,114)                                              ==========

Total Investments (a) 100.3%                                $1,489,246
(Cost $1,289,701)

Other Assets and Liabilities (Net) (0.3%)                       (4,657)
                                                            ----------
Net Assets 100.0%                                           $1,484,589
                                                            ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                              $  239,677

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                               (40,132)
                                                            ----------
Unrealized appreciation-net                                 $  199,545
                                                            ==========
(b) Non-income producing security.

(c) Security is in default.

(d) Portion of securities on loan with an aggregate market value of $20,164; cash collateral of $20,986 was received with which the Fund purchased securities.

44 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Healthcare Innovation Fund
December 31, 2001 (Unaudited)

                                                                      Value
                                                        Shares       (000s)

   COMMON STOCKS 90.5%

Health Care 89.3%
Cephalon, Inc. (b)                                       2,200     $   166
MedImmune, Inc. (b)                                      3,000         139
Amgen, Inc. (b)                                          2,400         135
Biogen, Inc. (b)                                         2,300         132
Celgene Corp. (b)                                        3,900         124
Quest Diagnostics, Inc. (b)                              1,700         122
Protein Design Labs, Inc. (b)                            3,300         109
King Pharmaceuticals, Inc. (b)                           2,566         108
Versicor, Inc. (b)                                       5,100         104
Barr Laboratories, Inc. (b)                              1,300         103
Genentech, Inc. (b)                                      1,800          98
IDEC Pharmaceuticals Corp. (b)                           1,400          97
Invitrogen Corp. (b)                                     1,500          93
NPS Pharmaceuticals, Inc. (b)                            2,400          92
Scios, Inc. (b)                                          3,800          90
Ligand Pharmaceuticals, Inc. (b)                         5,000          90
CV Therapeutics, Inc. (b)                                1,700          88
Cubist Pharmaceuticals, Inc. (b)                         2,400          86
Baxter International, Inc.                               1,600          86
HCA, Inc.                                                2,200          85
Pharmaceutical Product Development, Inc. (b)             2,500          81
Teva Pharmaceutical Industries Ltd. SP - ADR             1,300          80
Affymetrix, Inc. (b)                                     2,100          79
Eli Lilly & Co.                                          1,000          79
Elan Corp. PLC SP - ADR (b)                              1,700          77
IMS Health, Inc.                                         3,700          72
Express Scripts, Inc. (b)                                1,500          70
OSI Pharmaceuticals, Inc. (b)                            1,500          69
LifePoint Hospitals, Inc. (b)                            2,000          68
Abbott Laboratories                                      1,200          67
Watson Pharmaceuticals, Inc. (b)                         2,000          63
XOMA Ltd. (b)                                            6,300          62
Medtronic, Inc.                                          1,200          61
Merck & Co., Inc.                                        1,000          59
Triad Hospitals, Inc. (b)                                2,000          59
Immunex Corp. (b)                                        2,100          58
Zimmer Holdings, Inc. (b)                                1,770          54
Endocare, Inc. (b)                                       3,000          53
AstraZeneca PLC                                          1,100          51
Bristol-Myers Squibb Co.                                 1,000          51
Aviron (b)                                               1,000          50
Atrix Laboratories, Inc. (b)                             2,300          47
Wellpoint Health Networks, Inc. (b)                        400          47
Guilford Pharmaceuticals, Inc. (b)                       3,800          46
Enzon, Inc. (b)                                            800          45
Digene Corp. (b)                                         1,400          41
Neurocrine Biosciences, Inc. (b)                           800          41
Biovail Corp. (b)                                          700          39
Tanox, Inc. (b)                                          2,100          39
Cardinal Health, Inc.                                      500          32
Sepracor, Inc. (b)                                         500          29
ImClone Systems, Inc. (b)                                  600          28
UnitedHealth Group, Inc.                                   300          21
Waters Corp. (b)                                           100           4
                                                                   -------
                                                                     3,969
                                                                   =======
Technology 1.2%
Caliper Technologies Corp. (b)                           3,400          53
                                                                   -------
Total Common Stocks                                                  4,022
(Cost $3,653)                                                      =======

                                                     Principal
                                                        Amount       Value
                                                        (000s)      (000s)

SHORT-TERM INSTRUMENTS 13.7%

Repurchase Agreement 13.7%
State Street Bank
    1.550% due 01/02/2002                              $   608     $   608
    (Dated 12/31/2001. Collateralized by
    Fannie Mae 5.520% due 02/27/2004 valued at $625.
    Repurchase proceeds are $608.)
                                                                   -------
Total Short-Term Instruments                                           608
(Cost $608)                                                        =======

Total Investments (a) 104.2%                                       $ 4,630
(Cost $4,261)

Other Assets and Liabilities (Net) (4.2%)                             (187)
                                                                   -------
Net Assets 100.0%                                                  $ 4,443
                                                                   =======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $   468

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (99)
                                                                   -------

Unrealized appreciation-net                                        $   369
                                                                   =======

(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 45

PIMCO Schedule of Investments A, B, and C Classes
Innovation Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                            Shares        (000s)
                                                            ------       ------
COMMON STOCKS 97.1%

Communications 3.0%
Nokia Corp. SP - ADR                                     1,761,900  $    43,219
Macromedia, Inc. (b)                                       527,400        9,387
Level 3 Communications, Inc. (c)                           747,000        3,735
                                                                    -----------
                                                                         56,341
                                                                    ===========
Consumer Discretionary 0.6%
Gemstar-TV Guide International, Inc. (b)                   402,367       11,146
                                                                    -----------
Consumer Services 1.0%
eBay, Inc. (b)(c)                                          296,200       19,816
                                                                    -----------
Financial & Business Services 0.4%
Doubleclick, Inc. (b)                                      723,600        8,206
                                                                    ===========
Health Care 0.7%
Cephalon, Inc. (b)(c)                                      133,800       10,113
MedImmune, Inc. (b)                                         74,400        3,448
                                                                    -----------
                                                                         13,561
                                                                    ===========

Technology 91.4%
Siebel Systems, Inc.(b)(c)                               2,437,100       68,190
Cisco Systems, Inc.(b)                                   2,873,100       52,032
LSI Logic Corp.(b)                                       3,177,280       50,137
Intel Corp.                                              1,585,700       49,870
Sun Microsystems, Inc.(b)                                3,995,400       49,143
KLA-Tencor Corp.(b)                                        989,600       49,045
Broadcom Corp. `A' (b)                                   1,187,000       48,643
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)(c)                                     2,827,780       48,553
Dell Computer Corp.(b)                                   1,783,700       48,481
Check Point Software Technologies Ltd.(b)(c)             1,164,200       46,440
Juniper Networks, Inc.(b)(c)                             2,402,800       45,533
Teradyne, Inc. (b)                                       1,502,700       45,291
BEA Systems, Inc. (b)                                    2,841,800       43,764
Flextronics International Ltd.(b)(c)                     1,796,500       43,098
i2 Technologies, Inc.(b)                                 5,417,600       42,799
Integrated Device Technology, Inc.(b)                    1,543,300       41,036
Applied Materials, Inc.(b)                               1,005,500       40,321
Advanced Micro Devices, Inc.(b)                          2,468,100       39,144
CIENA Corp.(b)                                           2,706,900       38,736
Micron Technology, Inc. (b)                              1,190,300       36,899
Yahoo, Inc. (b)(c)                                       2,040,500       36,198
Xilinx, Inc.(b)                                            835,100       32,611
Sanmina Corp. (b)                                        1,627,354       32,384
Brocade Communications Systems, Inc. (b)(c)                960,500       31,812
Texas Instruments, Inc.                                  1,126,600       31,545
JDS Uniphase Corp. (b)                                   3,491,300       30,479
Veritas Software Corp.(b)                                  651,700       29,216
Rational Software Corp. (b)                              1,430,800       27,901
Maxim Integrated Products, Inc.(b)                         530,900       27,877
Oracle Corp. (b)                                         1,994,700       27,547
Cypress Semiconductor Corp.(b)                           1,261,500       25,142
GlobespanVirata, Inc.(b)(c)                              1,851,325       23,975
Compaq Computer Corp.                                    2,406,500       23,487
Marvell Technology Group Ltd.(b)(c)                        643,400       23,047
QLogic Corp.(b)                                            508,500       22,633
Novellus Systems, Inc.(b)                                  519,700       20,502
Microsoft Corp. (b)                                        303,200       20,092
Extreme Networks, Inc.(b)(c)                             1,514,400       19,536
QUALCOMM, Inc. (b)                                         376,500       19,013
Applied Micro Circuits Corp.(b)                          1,612,200       18,250
RF Micro Devices, Inc. (b)(c)                              925,000       17,788
EMC Corp. (b)                                            1,315,300       17,678
Gateway, Inc. (b)                                        2,139,100       17,198
Openwave Systems, Inc.(b)                                1,750,000       17,133
SanDisk Corp. (b)(c)                                     1,169,600       16,842
National Semiconductor Corp.(b)                            520,500       16,026
Foundry Networks, Inc. (b)(c)                            1,940,500       15,815
Analog Devices, Inc. (b)                                   338,200       15,013
Mercury Interactive Corp.(b)                               420,400       14,285
Peregrine Systems, Inc.(b)(c)                              928,800       13,774
Vignette Corp.(b)                                        2,511,500       13,487
Lam Research Corp.                                         516,100       11,984
Emulex Corp.(b)(c)                                         295,800       11,687
Cree, Inc. (b)(c)                                          343,300  $    10,114
PMC - Sierra, Inc. (b)(c)                                  456,000        9,695
Corning, Inc. (b)                                        1,035,400        9,236
Vitesse Semiconductor Corp. (b)                            729,800        9,071
Atmel Corp. (b)                                          1,202,800        8,865
NetIQ Corp. (b)                                            247,800        8,737
Vishay Intertechnology, Inc. (b)                           440,600        8,592
Lawson Software, Inc. (b)                                  390,600        6,152
Polycom, Inc. (b)                                          147,700        5,081
Micromuse, Inc. (b)(c)                                     268,700        4,031
Altera Corp. (b)                                           165,500        3,512
Interwoven, Inc. (b)                                       334,500        3,258
                                                                    -----------
                                                                      1,735,456
                                                                    -----------
Total Common Stocks                                                   1,844,526
                                                                    ===========
(Cost $1,776,420)

SHORT-TERM INSTRUMENTS 1.4%

                                                         Principal
                                                            Amount
                                                            (000s)

Repurchase Agreement 1.4%

State Street Bank

     1.550% due 01/02/2002                                $ 27,310       27,310
     (Dated 12/31/2001. Collateralized by Federal Home
     Loan Bank 2.200% due 11/14/2003 valued at $27,860.
     Repurchase proceeds are $27,312.)
                                                                    ===========
Total Short-Term Instruments                                             27,310
(Cost $27,310)                                                      ===========

Total Investments (a)98.5%                                          $ 1,871,836
(Cost $1,803,730)

Other Assets and Liabilities (Net) 1.5%                                  27,714
                                                                    -----------
Net Assets 100.0%                                                   $ 1,899,550
                                                                    ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.
                                                                    $   204,788
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                      (136,682)
                                                                    -----------
Unrealized appreciation-net                                         $    68,106
                                                                    ===========
(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $223,174; cash collateral of $733,261 was received with which the Fund purchased securities.

46 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Mid-Cap Fund
December 31, 2001 (Unaudited)

                                                                     Value
                                                       Shares       (000s)

COMMON STOCKS 94.3%

Building 1.2%
Lennar Corp.                                          245,583   $   11,498
                                                                ----------
Capital Goods 1.3%
SPX Corp.                                              89,300       12,225
                                                                ----------
Consumer Discretionary 12.9%
Williams-Sonoma, Inc. (b)                             333,200       14,294
Mohawk Industries, Inc. (b)                           239,750       13,157
Andrx Group (b)                                       168,895       11,892
Bed, Bath & Beyond, Inc. (b)                          345,900       11,726
Nike, Inc. 'B'                                        190,300       10,701
Best Buy Co., Inc. (b)                                130,300        9,705
Constellation Brands, Inc. 'A' (b)                    225,000        9,641
Foot Locker, Inc.                                     604,241        9,456
Family Dollar Stores, Inc.                            308,200        9,240
Blockbuster, Inc. 'A'                                 365,700        9,216
AutoZone, Inc. (b)                                    101,100        7,259
Office Depot, Inc. (b)                                363,138        6,733
Mattel, Inc.                                           91,341        1,571
                                                                ----------
                                                                   124,591
                                                                ==========
Consumer Services 2.7%
Darden Restaurants, Inc.                              420,400       14,882
Tricon Global Restaurants, Inc. (b)                   220,700       10,858
                                                                ----------
                                                                    25,740
                                                                ==========
Consumer Staples 4.2%
McCormick & Co.                                       340,500       14,291
Pactiv Corp.                                          754,210       13,387
Flowers Foods, Inc. (b)                               317,400       12,671
                                                                ----------
                                                                    40,349
                                                                ==========
Energy 3.7%
Murphy Oil Corp.                                      124,300       10,446
Ocean Energy, Inc.                                    510,421        9,800
Noble Drilling Corp. (b)                              284,300        9,677
Arch Coal, Inc.                                       258,267        5,863
                                                                ----------
                                                                    35,786
                                                                ==========
Financial & Business Services 27.4%
AmeriCredit Corp. (b)                                 495,900       15,646
North Fork Bancorporation, Inc.                       412,400       13,192
Federated Investors, Inc. 'B'                         404,200       12,886
Kimco Realty Corp.                                    391,458       12,797
Metris Companies, Inc.                                493,977       12,700
Ambac Financial Group, Inc.                           216,500       12,527
Vornado Realty Trust                                  294,700       12,260
CarrAmerica Realty Corp.                              391,688       11,790
General Growth Properties, Inc.                       303,000       11,755
USA Education, Inc.                                   130,800       10,990
H&R Block, Inc.                                       245,400       10,969
Hibernia Corp.                                        607,900       10,815
HCC Insurance Holdings, Inc.                          389,778       10,738
St. Paul Companies, Inc.                              238,700       10,496
Hudson City Bancorp, Inc.                             382,800       10,087
Ace Ltd.                                              245,000        9,837
Old Republic International Corp.                      349,400        9,787
TCF Financial Corp.                                   202,168        9,700
Arthur J. Gallagher & Co.                             276,100        9,523
SouthTrust Corp.                                      384,700        9,491
Associates Corp. of North America                     267,300        9,433
Zions Bancorporation                                  179,400        9,433
Webster Financial Corp.                               269,849        8,508
Dime Bancorp, Inc.                                    220,859        7,969
Charter One Financial, Inc.                            32,475          882
                                                                ----------
                                                                   264,211
                                                                ==========
Health Care 19.8%
King Pharmaceuticals, Inc. (b)                        366,366       15,435
Laboratory Corp. of America Holdings (b)              164,075       13,265
Cephalon, Inc. (b)                                    169,900       12,842
Lincare Holdings, Inc. (b)                            431,300       12,356
Protein Design Labs, Inc. (b)                         373,935       12,314
Community Health Care                                 470,100       11,988
McKesson Corp.                                        313,000       11,706
Barr Laboratories, Inc. (b)                           142,800       11,333
MedImmune, Inc. (b)                                   225,455       10,450
Caremark Rx, Inc. (b)                                 622,000       10,145
Omnicare, Inc.                                        400,900        9,974
Cytyc Corp. (b)                                       366,865        9,575
Guidant Corp. (b)                                     190,900        9,507
Tenet Healthcare Corp. (b)                            159,700        9,378
Wellpoint Health Networks, Inc. (b)                    79,800        9,325
Invitrogen Corp. (b)                                  149,000        9,228
HEALTHSOUTH Corp. (b)                                 483,900        7,171
Zimmer Holdings, Inc. (b)                             150,000        4,581
                                                                ----------
                                                                   190,573
                                                                ==========
Technology 17.4%
SunGard Data Systems, Inc. (b)                        526,500       15,232
International Game Technology (b)                     207,233       14,154
Affiliated, Inc.      (b)                             130,809       13,883
Diebold, Inc.                                         320,800       12,972
L-3 Communications Holdings, Inc. (b)                 141,900       12,771
Intuit, Inc. (b)                                      257,800       11,024
Cerner Corp. (b)                                      218,800       10,925
Apollo Group, Inc. 'A' (b)                            236,700       10,653
VeriSign, Inc. (b)                                    267,100       10,160
Polycom, Inc. (b)                                     282,900        9,732
Advent Software, Inc. (b)                             188,700        9,426
Internet Securities Systems, Inc. (b)                 292,500        9,378
Nvidia Corp. (b)                                      135,309        9,052
Electronic Arts, Inc. (b)                             149,700        8,975
Computer Sciences Corp. (b)                           104,900        5,137
RF Micro Devices, Inc. (b)                            206,009        3,962
                                                                ----------
                                                                   167,436
                                                                ==========
Utilities 3.7%
Progress Energy, Inc.                                 251,188       11,311
Dominion Resources, Inc.                              165,400        9,941
Entergy Corp.                                         232,000        9,074
ALLETE, Inc.                                          191,000        4,813
                                                                ----------
                                                                    35,139
                                                                ----------
Total Common Stocks                                                907,548
(Cost $823,957)                                                 ==========

SHORT-TERM INSTRUMENTS 7.4%

                                                    Principal
                                                       Amount
                                                       (000s)

Repurchase Agreement 7.4%
State Street Bank
   1.550% due 01/02/2002                           $   71,082       71,082
   (Dated 12/31/2001. Collateralized by
   Fannie Mae 4.000% due 08/15/2003 valued at
   $51,004 and SallieMae
   3.010% due 04/25/2003 valued at
   $21,509. Repurchase proceeds are $71,088.)
                                                                ----------
Total Short-Term Instruments                                        71,082
(Cost $71,082)                                                  ==========

Total Investments (a) 101.7%                                     $ 978,630
(Cost $895,039)

Other Assets and Liabilities (Net) (1.7%)                          (16,052)
                                                                ----------

Net Assets 100.0%                                               $  962,578
                                                                ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an
excess of value over tax cost.                                  $   95,951

Aggregate gross unrealized depreciation for all
investments in which there was an
excess of tax cost over value.                                     (12,360)
                                                                ----------
Unrealized appreciation-net                                     $   83,591
                                                                ==========
(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 47

PIMCO Schedule of Investments A, B, and C Classes
Opportunity Fund
December 31, 2001 (Unaudited)

                                                                        Value
                                                            Shares     (000s)

COMMON STOCKS 96.7%

Capital Goods 3.3%
BE Aerospace, Inc. (b)(c)                                  645,200  $   5,917
Flowserve Corp. (b)(c)                                     177,800      4,732
Global Power Equipment Group, Inc. (b)(c)                  187,200      2,817
                                                                    ---------
                                                                       13,466
                                                                    =========
Communications 7.4%
Mediacom Communications Corp. (b)(c)                       398,300      7,273
Insight Communications Co., Inc. (b)                       206,371      4,986
Matrixone, Inc. (b)(c)                                     330,200      4,289
Overture Services, Inc. (b)                                101,400      3,593
Millicom International Cellular SA (b)(c)                  285,100      3,464
Intrado, Inc (b)(c)                                         96,600      2,589
Radio One, Inc. (b)(c)                                     139,400      2,511
Alamosa Holdings, Inc. (b)(c)                              137,000      1,634
                                                                    ---------
                                                                       30,339
                                                                    =========
Consumer Discretionary 15.2%
Genesco, Inc. (b)(c)                                       300,530      6,239
Linens 'n Things, 'nc. (b)(c)                              239,705      6,112
RARE Hospitality International, Inc. (b)                   214,000      4,824
Duane Reade, Inc. (b)(c)                                   158,100      4,798
Reebok International Ltd. (b)(c)                           169,184      4,483
Abercrombie & Fitch Co. 'A' (b)(c)                         160,900      4,269
Take Two Interactive Software (b)(c)                       250,400      4,049
Midway Games, Inc. (b)(c)                                  244,700      3,673
Furniture Brands International, Inc. (b)(c)                106,805      3,420
Barnes & Noble, Inc. (b)(c)                                112,900      3,342
CEC Entertainment, Inc. (b)                                 74,546      3,235
Station Casinos, Inc. (b)                                  272,200      3,046
Oakley, Inc. (b)                                           170,500      2,772
Columbia Sportswear Co. (b)(c)                              52,400      1,745
Argosy Gaming Co. (b)                                       47,000      1,528
                                                                    ---------
                                                                       57,535
                                                                    =========
Consumer Services 3.7%
Forrester Research, Inc. (b)(c)                            250,200      5,039
Corinthian Colleges, Inc. (b)                              121,786      4,980
Macrovision Corp. (b)(c)                                   115,800      4,078
Corporate Executive Board Co. (b)(c)                       103,100      3,784
California Pizza Kitchen, Inc. (b)(c)                       94,000      2,327
                                                                    ---------
                                                                       20,208
                                                                    =========
Energy 6.9%
Veritas DGC, Inc. (b)(c)                                   388,800      7,193
Chesapeake Energy Corp. (b)(c)                             816,900      5,400
Cooper Cameron Corp. (b)(c)                                110,200      4,448
XTO Energy, Inc.                                           249,900      4,373
Precision Drilling Corp. (b)(c)                            147,800      3,816
Pioneer Natural Resources Co. (b)                          168,800      3,251
                                                                    ---------
                                                                       28,481
                                                                    =========
Environmental Services 0.8%
Waste Connections, Inc. (b)(c)                             105,700      3,276
                                                                    ---------
Financial & Business Services 12.7%

Investors Financial Services Corp.                          97,117      6,430
E*Trade Group, Inc. (b)(c)                                 549,900      5,636
Optimal Robotics Corp. (b)(c)                              140,300      4,974
Metris Companies, Inc.(c)                                  180,800      4,648
FreeMarkets, Inc. (b)(c)                                   167,600      4,017
Cullen/Frost Bankers, Inc.                                 124,500      3,845
Caminus Corp. (b)                                          154,300      3,549
Southwest Bancorp. of Texas, Inc. (b)                      116,659      3,531
Odyssey Re Holdings Corp. (b)                              190,600      3,374
TelTech Holdings, Inc. (b)                                 233,300      3,343
Arthur J. Gallagher & Co.                                   91,700      3,163
Everest Re Group Ltd.                                       41,700      2,948
Affiliated Managers Group, Inc. (b)(c)                      40,600      2,861
                                                                    ---------
                                                                       52,319
                                                                    =========
Health Care 14.8%
XOMA Ltd. (b)(c)                                           388,400      3,826
HEALTHSOUTH Corp. (b)                                      254,918      3,778
Health Net, Inc. (b)                                       162,544      3,540
Digene Corp. (b)                                           118,200      3,487
Ilex Oncology, Inc. (b)                                    128,800      3,483
InterMune, Inc (b)(c)                                       70,100      3,453
Pharmaceutical Product Development, Inc. (b)               102,400      3,309
SangStat Medical Corp. (b)                                 159,287      3,128
Enzon, Inc. (b)(c)                                          53,700      3,022
Cell Therapeutics, Inc. (b)(c)                             124,467      3,005
NBTY, Inc. (b)                                             253,700      2,968
Universal Health Services, Inc. 'B' (b)                     60,500      2,588
Therasense, Inc. (b)(c)                                    102,800      2,549
Cubist Pharmaceuticals, Inc. (b)(c)                         67,800      2,438
MedCath Corp. (b)                                          142,400      2,389
SICOR, Inc. (b)(c)                                         151,300      2,372
AMN Healthcare Services, Inc. (b)(c)                        84,200      2,307
Titan Pharmaceuticals, Inc. (b)(c)                         220,400      2,162
Endocare, Inc. (b)(c)                                      113,200      2,030
Isis Pharmaceuticals, Inc. (b)                              91,300      2,026
Women First HealthCare, Inc. (b)                           188,900      1,887
Discovery Laboratories, Inc. (b)                           381,538      1,412
Discovery Laboratories, Inc. - Warrants (b)                 92,308          0
                                                                    ---------
                                                                       61,159
                                                                    =========
Materials & Processing 1.9%
Hanover Compressor Co. (b)(c)                              170,300      4,302
Century Aluminum Co.                                       267,700      3,576
                                                                    ---------
                                                                        7,878
                                                                    =========
Technology 24.1%
SmartForce Public Ltd. Co. SP - ADR (b)(c)                 317,900      7,868
Getty Images, Inc. (b)(c)                                  257,600      5,920
Fairchild Semiconductor International, Inc. 'A' (b)(c)     166,100      4,684
Aeroflex, Inc. (b)                                         243,324      4,606
Netegrity, Inc. (b)(c)                                     222,800      4,313
Concurrent Computer Corp. (b)(c)                           275,900      4,097
Internet Securities Systems, Inc. (b)(c)                   126,200      4,046
Borland Software Corp. (b)(c)                              253,200      3,965
Microtune, Inc. (b)                                        168,500      3,953
Enterasys Networks, Inc. (b)                               430,800      3,813
Documentum, Inc. (b)(c)                                    169,900      3,690
GlobespanVirata, Inc. (b)(c)                               281,928      3,651
THQ, Inc. (b)(c)                                            74,500      3,611
Microchip Technology ,Inc. (b)                              92,000      3,564
JDA Software Group, Inc. (b)                               159,400      3,563
Integrated Circuit Systems, Inc. (b)(c)                    140,500      3,174
Aspen Technology, Inc. (b)(c)                              187,000      3,142
Lattice Semiconductor Co. (b)(c)                           148,000      3,044
Tier Technologies, Inc. `B' (b)                            139,600      3,010
PRI Automation, Inc. (b)                                   147,000      3,006
ASM International NV (b)(c)                                140,300      2,737
HPL Technologies, Inc. (b)(c)                              150,000      2,678
Harmonic Lightwaves, Inc. (b)                              195,900      2,355
ASE Test Ltd. (b)(c)                                       159,000      2,215
Powerwave Technologies, Inc. (b)                           127,800      2,208
Websense, Inc. (b)                                          64,580      2,071
Manhattan Associates, Inc. (b)(c)                           70,400      2,052
Lawson Software, Inc. (b)                                  130,100      2,049
                                                                    ---------
                                                                       99,085
                                                                    =========
Transportation 5.9%
Frontier Airlines, Inc. (b)(c)                             352,700      5,996
Skywest, Inc.                                              154,200      3,924
Atlantic Coast Airlines Holdings (b)                       155,200      3,615
EGL, Inc. (b)(c)                                           229,000      3,195
Swift Transportation Co., Inc. (b)                         147,200      3,166
Expeditors International Washington Inc. (c)                40,200      2,289
Knight Transportation, Inc. (b)                            103,500      1,944
                                                                    ---------
                                                                       24,129
                                                                    ---------
Total Common Stocks                                                   397,875
(Cost $338,002)                                                     =========

48 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                    Principal
                                                       Amount            Value
                                                       (000s)           (000s)

SHORT-TERM INSTRUMENTS 2.9%

Repurchase Agreement 2.9%
State Street Bank
     1.550% due 01/02/2002                           $  12,121       $  12,121
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.625% due 05/15/2003 valued
     at $12,364.
     Repurchase proceeds are $12,122.)
                                                                     ---------
Total Short-Term Instruments                                            12,121
(Cost $12,121)                                                       =========

Total Investments (a) 99.6%                                          $ 409,996
(Cost $350,123)

Other Assets and Liabilities (Net) 0.4%                                  1,689
                                                                     ---------

Net Assets 100.0%                                                    $ 411,685
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  75,776

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (15,903)
                                                                     ---------
Unrealized appreciation-net                                          $  59,873
                                                                     =========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $84,741; cash collateral of $238,228 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 49

PIMCO Schedule of Investments A, B, and C Classes

Renaissance Fund
December 31, 2001 (Unaudited)

                                                                         Value
                                                            Shares      (000s)

COMMON STOCKS 91.8%

Aerospace 0.0%
Orbital Sciences Corp. (b)                                 131,200   $      542
                                                                     ----------
Building 1.5%
York International Corp.                                 1,056,700       40,292
                                                                     ----------
Capital Goods 10.3%
Visteon Corp.                                            5,105,800       76,791
Navistar International Corp. (b)(c)                      1,608,500       63,536
Cummins Engine Co., Inc. (c)                             1,087,800       41,924
Cooper Industries, Inc.                                    820,000       28,634
CNH Global NV                                            4,006,800       24,401
Rockwell International Corp.                             1,208,200       21,578
Timken Co.                                                 470,000        7,605
ArvinMeritor, Inc.                                         332,000        6,520
Ingersoll-Rand Co.                                          50,000        2,091
                                                                     ----------
                                                                        273,080
                                                                     ==========
Communications 2.9%
WorldCom, Inc.-WorldCom Group (b)                        5,447,500       76,701
                                                                     ----------
Consumer Discretionary 5.7%
J.C. Penney Co., Inc.                                    3,598,000       96,786
Toys R Us, Inc. (b)(c)                                   1,235,000       25,614
Hasbro, Inc.                                             1,336,300       21,688
Tupperware Corp.                                           272,700        5,249
                                                                     ----------
                                                                        149,337
                                                                     ==========
Consumer Services 0.9%
Fairmont Hotels & Resorts, Inc.                          1,000,000       23,900
                                                                     ----------
Consumer Staples 1.2%
Tate & Lyle PLC                                          4,779,468       23,971
Corn Products International, Inc.                          185,000        6,521
                                                                     ----------
                                                                         30,492
                                                                     ==========
Energy 10.3%
Diamond Offshore Drilling, Inc. (c)                      2,498,600       75,957
Rowan Cos., Inc. (b)                                     2,405,700       46,598
Tidewater, Inc.                                          1,000,000       33,900
Pride International, Inc. (b)                            1,840,000       27,784
Petroleo Brasileiro SA SP - ADR                            935,700       20,801
Burlington Resources, Inc.                                 520,000       19,521
ENSCO International, Inc. (c)                              780,000       19,383
GlobalSantaFe Corp.                                        200,000        5,704
Newfield Exploration Co. (b)                               150,000        5,327
EOG Resources, Inc. (c)                                    130,000        5,084
Nabors Industries, Inc. (b)(c)                             111,000        3,811
Halliburton Co.                                            180,000        2,358
Devon Energy Corp.                                          50,000        1,933
Chesapeake Energy Corp. (b)                                160,000        1,058
Precision Drilling Corp. (b)(c)                             30,000          775
Veritas DGC, Inc. (b)(c)                                    20,000          370
                                                                     ----------
                                                                        270,364
                                                                     ==========
Financial & Business Services 19.2%
PartnerRe Ltd. (c)                                       2,457,000      132,678
ACE Ltd.                                                 1,891,400       75,940
Fairfax Financial Holdings Ltd.                            654,350       67,394
Golden State Bancorp, Inc. (c)                           1,814,300       47,444
Allstate Corp.                                           1,280,000       43,136
American Financial Group, Inc.                           1,607,100       39,454
Mutual Risk Management Ltd. (c)                          3,569,400       26,057
Loews Corp.                                                420,000       23,260
Washington Mutual, Inc.                                    710,000       23,217
Prudential Financial, Inc. (b)(c)                          268,000        8,895
Provident Financial Group, Inc.(c)                         305,000        8,015
J.P. Morgan Chase & Co.                                    140,000        5,089
Pacific Century Financial Corp.                            187,000        4,841
TrizecHahn Corp.                                            50,000          785
                                                                     ----------
                                                                        506,205
                                                                     ==========
Health Care 5.2%
Aetna, Inc. (b)                                          2,142,100       70,668
PacifiCare Health Systems, Inc. (b)(c)                   3,354,600       53,674
HEALTHSOUTH Corp. (b)                                      820,000       12,152
                                                                     ----------
                                                                        136,494
                                                                     ==========
Materials & Processing 15.4%
Alcan, Inc.                                              3,811,000      136,929
Nucor Corp.                                              1,253,320       66,376
USX-U.S. Steel Group, Inc. (c)                           2,520,000       45,637
IMC Global, Inc.                                         3,452,300       44,880
Solutia, Inc. (c)                                        2,996,500       42,011
Crompton Corp.                                           2,292,000       20,628
Nova Chemicals Corp. (c)                                   931,700       17,954
Sappi Ltd. SP - ADR                                        990,000       10,148
Hercules, Inc.                                             930,000        9,300
Aluminum Corp. of China Ltd. SP - ADR (b)(c)               420,000        7,342
Tembec, Inc. (b)                                           442,600        3,516
Aluminum Corp. of China Ltd. (b)                        16,830,300        2,934
                                                                     ----------
                                                                        407,655
                                                                     ==========
Technology 6.0%
Micron Technology, Inc. (b)                              1,938,726       60,101
Compaq Computer Corp.                                    5,100,000       49,776
Maxtor Corp.                                             4,747,900       30,102
Axcelis Technologies, Inc. (b)                             917,000       11,820
Credence Systems Corp. (b)                                 331,000        6,147
Kulicke & Soffa Industries, Inc. (b)(c)                     30,000          515
                                                                     ----------
                                                                        158,461
                                                                     ==========
Transportation 6.4%
AMR Corp. (b)                                            2,386,200       52,902
Continental Airlines, Inc. (b)(c)                        1,667,000       43,692
Swift Transportation Co., Inc. (b)(c)                    1,852,200       39,841
CSX Corp.                                                  654,500       22,940
Werner Enterprises, Inc.                                   410,000        9,963
                                                                     ----------
                                                                        169,338
                                                                     ==========
Utilities 6.8%
PG&E Corp.                                               5,792,000      111,438
Niagara Mohawk Holdings, Inc.                            2,719,600       48,219
Mirant Corp. (b)                                         1,303,000       20,874
                                                                     ----------
                                                                        180,531
                                                                     ----------
Total Common Stocks                                                  $2,423,392
(Cost $2,157,362)                                                    ==========

SHORT-TERM INSTRUMENTS 7.5%

                                                    Principal
                                                       Amount            Value
                                                       (000s)           (000s)

Repurchase Agreement 7.5%
State Street Bank
     1.550% due 01/02/2002                          $ 199,343           199,343
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.625% due 05/15/2003 valued
     at $51,002, Federal Home Loan Bank 3.250% due
     11/15/2004 valued at $51,002, Fannie Mae 4.250%
     due 07/01/2003 valued at $51,001 and Fannie Mae
     5.000% due 02/14/2003 valued at $50,332.
     Repurchase proceeds are $199,359.)
                                                                     ----------
Total Short-Term Instruments                                            199,343
                                                                     ==========
(Cost $199,343)

Total Investments (a) 99.3%                                          $2,622,735
(Cost $2,356,705)

Other Assets and Liabilities (Net) 0.7%                                  17,587
                                                                     ----------

Net Assets 100.0%                                                    $2,640,322
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  320,313

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
costover value.                                                         (54,283)
                                                                     ----------
Unrealized appreciation-net                                          $  266,030
                                                                     ==========
(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $183,755; cash collateral of $ 190,682 was received with which the Fund purchased securities.

50 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Select Growth Fund
December 31, 2001 (Unaudited)

                                                                      Value
                                                           Shares     (000s)

   COMMON STOCKS 96.6%

Communications 6.1%
Nokia Corp. SP - ADR (c)                                   85,000  $  2,084
                                                                   --------
Consumer Discretionary 15.1%
Wal-Mart Stores, Inc.                                      35,000     2,013
AOL Time Warner, Inc. (b)                                  50,000     1,605
Viacom, Inc. 'B' (b)(c)                                    35,000     1,545
                                                                   --------
                                                                      5,163
                                                                   ========
Consumer Services 4.2%
Comcast Corp. Special 'A' (b)(c)                           40,000     1,440
                                                                   --------
Financial & Business Services 30.2%
First Data Corp.                                           25,000     1,961
Omnicom Group, Inc.                                        20,000     1,787
Citigroup, Inc.                                            35,000     1,767
Concord EFS, Inc. (b)                                      50,000     1,639
American International Group, Inc.                         20,000     1,588
Bank of America Corp.                                      25,000     1,574
                                                                   --------
                                                                     10,316
                                                                   ========
Health Care 18.4%
Baxter International, Inc.                                 35,000     1,877
Genentech, Inc. (b)                                        30,000     1,628
Amgen, Inc. (b)                                            25,000     1,411
Pfizer, Inc.                                               35,000     1,395
                                                                   --------
                                                                      6,311
                                                                   ========
Technology 22.6%
Electronic Data Systems Corp. (c)                          25,000     1,714
Microsoft Corp. (b)                                        25,000     1,657
Intel Corp.                                                50,000     1,573
QUALCOMM, Inc. (b)                                         30,000     1,515
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)(c)                                       75,000     1,288
                                                                   --------
                                                                      7,747
                                                                   --------
Total Common Stocks                                                  33,061
(Cost $34,271)                                                     ========


                                                       Principal
                                                          Amount       Value
                                                          (000s)      (000s)

   SHORT-TERM INSTRUMENTS 4.4%

Repurchase Agreement 4.4%
State Street Bank
     1.550% due 01/02/2002                                $ 1,511  $  1,511
     (Dated 12/31/2001.
     Collateralized by
     Fannie Mae 3.125% due
     11/07/2003
     valued at $1,542. Repurchase
     proceeds are $1,511.)
                                                                   --------
Total Short-Term Instruments                                          1,511
(Cost $1,511)                                                      ========

Total Investments (a) 101.0%                                       $ 34,572
(Cost $35,782)

Other Assets and Liabilities (Net)(1.0%)                               (347)
                                                                   --------

Net Assets 100.0%                                                  $ 34,225
                                                                   ========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $  1,509

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                     (2,719)
                                                                   --------
Unrealized depreciation-net                                        $ (1,210)
                                                                   ========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $4,592; cash collateral of $4,832 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 51

PIMCO Schedule of Investments A, B, and C Classes
Select International Fund
December 31, 2001 (Unaudited)

                                                                     Value
                                                      Shares         (000s)

   COMMON STOCKS 104.8%

Australia 2.3%
National Australia Bank Ltd.                           46,072    $     751
Sons of Gwalia Ltd. 'A'                               100,000          383
Foster's Group Ltd.                                   150,000          373
Australia & New Zealand Bank                           35,477          323
                                                                 ---------
                                                                     1,830
                                                                 =========
Belgium 1.1%
Fortis                                                 34,367          890
                                                                 ---------
Brazil 0.0%
Bradespar SA                                        7,276,037            2
Tele Norte Leste Participacoes SA                     132,666            2
Telesp Celular (b)                                         76            0
                                                                 ---------
                                                                         4
                                                                 =========
China 3.2%
Hutchison Whampoa Ltd.                                 50,000          484
China Mobile (Hong Kong) Ltd. (b)                     123,000          433
Sun Hung Kai Properties                                49,000          396
MTR Corp., Ltd.                                       280,000          366
PetroChina Co. Ltd. 'H'                             1,968,000          348
Kerry Properties                                      214,000          209
Qingling Motors Co. 'H'                             1,000,000          149
Swire Pacific                                          24,500          134
                                                                 ---------
                                                                     2,519
                                                                 =========
Denmark 0.7%
Danske Bank                                            31,744          509
                                                                 ---------
Finland 2.7%
Nokia Corp.                                            69,680        1,796
UPM-Kymmene Oyj                                         7,000          232
OKO Bank                                                6,964           87
                                                                 ---------
                                                                     2,115
                                                                 =========
France 11.4%
BNP Paribas SA                                         14,504        1,298
Aventis SA                                             15,877        1,127
Vivendi Universal SA                                   16,336          894
Axa                                                    38,631          807
TotalFinaElf SA                                         5,542          791
Vivendi Environnement                                  18,443          615
Alcatel Telecommunications SA                          33,574          574
Lafarge SA                                              5,163          482
PSA Peugeot Citroen                                    11,078          471
Altran Technologies                                     8,000          361
Schneider Electric SA                                   7,495          360
Atos Origin SA (b)                                      5,228          342
Pinault-Printemps-Redoute SA                            2,477          319
Castorama Dubois Investissement SA                      5,200          268
Carrefour SA                                            4,800          250
Vivendi Environnement - Warrant (b)                    18,443            8
STMicroelectronics NV                                      90            3
                                                                 ---------
                                                                     8,970
                                                                 =========
Germany 8.3%
E On AG                                                21,740        1,126
Siemens AG (b)                                         15,878        1,051
SAP AG                                                  6,205          808
RWE AG                                                 19,800          744
Bayerische Motoren Werke AG (b)                        19,320          673
Schering AG                                            10,010          531
AMB Aachener & Muenchener Beteiligungs AG               5,036          528
Bayer AG                                               15,100          481
Deutsche Telekom AG                                    27,436          471
BASF AG                                                 2,704          100
Depfa Pfandbriefbank                                      792           45
                                                                 ---------
                                                                     6,558
                                                                 =========
India 0.6%
Wheellock & Co.                                       532,000          458
                                                                 ---------
Ireland 1.4%
CRH PLC                                                29,137          514
Bank of Ireland                                        36,280          337
Elan Corp. PLC SP - ADR (b)                             4,520          204
Irish Life & Permanent PLC                              7,841           80
                                                                 ---------
                                                                     1,135
                                                                 =========
Italy 4.6%
ENI SpA                                                64,869          813
Telecom Italia Mobile SpA                             143,428          801
Assicuazioni Generali                                  23,535          654
Telecom Italia SpA                                     58,759          502
Telecom Italia SpA - RNC                               71,600          382
Credito Italiano                                       88,900          357
Benetton Group SpA                                      7,850           89
Beni Stabili SpA                                       20,757           10
Seat Pagine Gialle SpA                                  2,534            2
Olivetti SpA                                            2,020            0
                                                                 ---------
                                                                     3,610
                                                                 =========
Japan 18.7%
Toyota Motor Corp.                                     61,400        1,556
Canon, Inc.                                            22,000          757
Nomura Securities Co. Ltd.                             52,000          667
Sharp Corp.                                            51,000          597
Sony Corp.                                             12,400          567
Honda Motor Co. Ltd.                                   14,000          559
Tokyo Electric Power                                   26,100          556
DAI Nippon Printing Co. Ltd.                           48,000          480
Daikin Industries, Ltd.                                28,000          439
Matsushita Electric Industrial Co. Ltd.                34,000          437
Secom                                                   8,500          427
NTT DoCoMo, Inc.                                           36          423
Takeda Chemical Industries                              9,000          407
Keyence Corp.                                           2,300          383
Shiseido Co. Ltd.                                      40,000          370
Fanuc                                                   8,600          366
Katokichi Co.                                          22,400          357
Olympus Optical Co. Ltd.                               24,000          345
Mitsubishi Tokyo                                           51          343
Tokio Marine & Fire Insurance Co.                      46,000          336
NEC Corp.                                              30,000          306
Tokyo Gas Co.                                         110,000          295
Asahi Soft Drinks Co., Ltd.                            64,000          293
Konica Corp.                                           48,000          282
Asahi Breweries                                        31,000          279
Nippon Telegraph & Telephone Corp.                         80          261
Eisai Co. Ltd.                                         10,000          249
Terumo Corp.                                           18,700          242
JGC Corp.                                              28,000          207
Sankyo Co. Ltd.                                        12,000          206
Daiichi Pharmaceutical Co., Ltd.                       10,000          195
Mitsui Sumitomo Insurance Co., Ltd.                    41,000          192
Chugai Pharmaceutical Co.                              16,000          186
Murata Manufacturing Co.                                3,100          186
Fuji Photo Film Co.                                     5,000          179
Uni-Charm Corp.                                         8,000          167
ACOM Co. Ltd.                                           2,100          153
Skylark Co., Ltd.                                       9,000          151
Sumitomo Bank Ltd.                                     28,000          119
Shin-Etsu Chemical Co. Ltd.                             2,000           72
Yamato Transport                                        3,000           57
Ricoh Co.                                               3,000           56
Toshiba Corp.                                          12,000           41
                                                                 ---------
                                                                    14,746
                                                                 =========
Netherlands 7.6%
ING Groep NV                                           40,745        1,039
Koninklijke Ahold NV                                   33,961          988
Royal Dutch Petroleum Co.                              18,400          932
Philips Electronics NV                                 29,068          864
Unilever NV                                            13,160          771
TNT Post Group NV (b)                                  30,874          668
Wolters Kluwer NV                                      18,000          410
Heineken NV                                             7,500          284
STMicroelectronics NV                                   1,486           47
                                                                 ---------
                                                                     6,003
                                                                 =========
New Zealand 0.9%
Fisher & Paykel Industries Ltd.                        63,360          452
Fisher & Paykel Healthcare Corp. (b)                   10,000          282
                                                                 ---------
                                                                       734
                                                                 =========
Norway 0.5%
Norske Skogsindust                                     22,000          413
                                                                 ---------

52 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                         Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
Poland 1.2%
Telekomunikacja Polska SA SP - GDR                          80,760       $ 283
Polski Koncern Naftowy SP - GDR (b)                        26,8033         257
Bank Pekao SA SP - ADR (b)                                   4,572          92
Bank Polska Kasa Opieki SA (b)                               4,080          82
Prokom Software SA                                           2,510          67
BRE Bank SA                                                  1,780         53
Powsechny Bank                                               1,680          48
Agora SA (b)                                                 2,300          30
Elektrim Spolka Akcyjna SA (b)                               8,810          20
                                                                      ---------
                                                                           932
                                                                      ---------
Portugal 0.5%
Brisa Auto Estradas de Portugal SA                          76,000         322
Portugal Telecom SA                                         13,490         105
                                                                      ---------
                                                                           427
                                                                      ---------
Singapore 2.0%
Singapore Press Holdings Ltd.                               28,100         332
United Overseas Bank Ltd.                                   40,960         282
Singapore Telecommunications                               224,000         214
Singapore Airlines Ltd.                                     32,000         191
DBS Group Holdings Ltd.                                     21,000         157
Overseas-Chinese Banking Corp.                              19,000         113
Singapore Tech Engineering Ltd.                             86,000         109
City Developments Ltd.                                      24,000          79
Capitaland Ltd. (b)                                         64,000          65
Singapore Telecommunications Ltd. (b)                       47,054          44
                                                                      ---------
                                                                         1,586
                                                                      ---------
South Korea 2.6%
Kookmin Bank (b)                                            17,505         666
Samsung Electronics Co. Ltd.                                 2,900         618
Hyundai Motor Co. Ltd.                                       8,000         164
SK Telecom Co. Ltd.                                            600         123
Pohang Iron & Steel Co. SP - ADR                             5,000         115
Samsung Display Devices Co.                                  2,000          89
Korea Telecom Corp.                                          2,000          76
Samsung Electro Mechanics Co., Ltd.                          2,000          67
LG Chemical Ltd.                                             3,300          55
Samsung Heavy Industries (b)                                14,000          40
LG Household Ltd. (b)                                          800          18
LG Chemical Investment Ltd.                                    900           6
Korea Electric Power Corp. SP - ADR                             75           1
                                                                      ---------
                                                                         2,038
                                                                      ---------
Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA                          44,139         546
Grupo Empresarial Ence SA                                   18,379         233
Bankinter SA                                                77,769         227
Telefonica SA                                                3,064          41
                                                                      ---------
                                                                         1,047
                                                                      ---------
Sweden 0.8%
Nordea                                                     113,695         604
                                                                      ---------
Switzerland 7.2%
Nestle SA                                                    6,850       1,461
UBS AG (b)                                                  28,599       1,444
Novartis AG                                                 36,721       1,328
Swiss Reinsurance (b)                                        4,800         483
Holcim Ltd. `B' (b)                                          2,000         431
Swisscom AG                                                  1,428         396
Schindler Holding AG                                            62          89
ABB Ltd. (b)                                                 3,052          29
Syngenta AG - ADR (b)                                          351           4
                                                                      ---------
                                                                         5,665
                                                                      ---------
Taiwan 0.6%
Asia Cement Corp. SP - GDR                                  41,681         126
China Steel Corp. SP - GDR                                  15,962         126
Evergreen Marine Corp. SP - GDR (b)                         34,502         124
Winbond Electronics Corp. (b)                               10,199          76
Advanced Semiconductor Engineering, Inc. SP - ADR (b)        3,217          14
Standard Foods Taiwan Ltd. SP - GDR (b)                      4,477           5
Asustek Computer, Inc. SP - GDR                                400           2
                                                                      ---------
                                                                           473
                                                                      ---------
Turkey 0.4%
Yapi ve Kredi                                          65,202,501           199
Bankasi AS (b)
Migros Turk TAS                                           766,700            66
Sanayi ve Ticaret AS (b)                               24,360,000            62
Vestel Elektronik
Koc Holding AS                                                 56             0
                                                                      ---------
                                                                            327
                                                                      ---------
United Kingdom 24.2%
BP Amoco PLC                                              213,236         1,655
GlaxoSmithKline PLC                                        65,165         1,632
Vodafone Group PLC                                        559,114         1,461
Shell Transport & Trading Co.                             163,465         1,122
Billiton PLC                                              176,009           893
Lloyds TSB Group PLC                                       82,240           892
Tesco PLC                                                 231,023           836
CGNU PLC                                                   59,933           736
HSBC Holdings PLC                                          62,552           733
Diageo PLC                                                 56,800           648
Barclays PLC                                               18,100           599
Rio Tinto PLC                                              31,000           593
Dixons Group PLC                                          168,284           575
AstraZeneca PLC                                            12,377           557
Cable & Wireless PLC                                      113,611           546
Abbey National PLC                                         36,300           517
BAE Systems PLC                                           105,900           476
Prudential PLC                                             40,498           469
HSBC Holdings PLC HK REG                                   34,000           398
Royal Bank of Scotland Group PLC                           16,000           389
Wolseley PLC                                               45,700           382
Compass Group PLC                                          50,000           374
BT Group PLC                                               96,203           354
Legal & General Group PLC                                 148,900           344
Pearson PLC                                                28,000           322
British American Tobacco PLC                               35,800           303
Hays PLC                                                   97,094           294
Anglo American PLC                                         15,000           227
British Sky Broadcasting PLC (b)                           16,400           180
Cadbury Schweppes PLC                                      23,000           146
Sage Group PLC                                             40,800           136
MM02 PLC (b)                                               96,203           121
Reuters Group PLC                                          11,220           111
AstraZeneca PLC SP -                                        1,426            66
ADR                                                                   ---------
                                                                         19,087
                                                                      ---------
Total Common Stocks                                                      82,680
(Cost $92,318)                                                        ---------

Total Investments (a) 104.8%                                           $ 82,680
(Cost $92,318)

Other Assets and Liabilities (Net)(4.8%)                                 (3,765)

                                                                      ---------
Net Assets 100.0%                                                      $ 78,915
                                                                      ---------
Notes to Schedule of Investments (amounts in thousands)

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over tax
 cost.                                                                 $  3,216

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value.                                                                 $(12,854)
                                                                      ---------
Unrealized depreciation-net                                            $ (9,638)
                                                                      ---------
(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 53

PIMCO Schedule of Investments A, B, and C Classes
Small-Cap Value Fund
December 31, 2001 (Unaudited)

                                                           Value
                                              Shares       (000s)

COMMON STOCKS 97.0%

Aerospace 2.0%
Kaman Corp. `A'                               320,000    $  4,992
AAR Corp.                                     484,000       4,361
                                                         --------
                                                            9,353
                                                         ========
Building 3.2%
York International Corp.                      132,000       5,033
Hughes Supply, Inc.                           160,000       4,939
Butler Manufacturing Co.                      175,000       4,848
                                                         --------
                                                           14,820
                                                         ========
Capital Goods 8.2%
Precision Castparts Corp.                     186,000       5,255
GenCorp, Inc.                                 352,000       4,967
Harsco Corp.                                  141,000       4,836
Barnes Group, Inc.                            200,000       4,798
Acuity Brands, Inc.                           387,000       4,683
Tecumseh Products Co. `A'                      91,000       4,607
Milacron, Inc.                                284,000       4,490
Regal-Beloit Corp.                            200,000       4,360
MTS Systems Corp.                              44,700         452
                                                         --------
                                                           38,448
                                                         ========
Consumer Discretionary 12.7%
Harman International Industries, Inc.         120,000       5,412
Kellwood Co.                                  213,000       5,114
Brown Shoe Co., Inc.                          313,600       5,093
Sturm Ruger & Co., Inc.                       419,500       5,026
Lancaster Colony Corp.                        139,000       4,936
Tupperware Corp.                              249,000       4,793
Burlington Coat Factory Warehouse Corp.       285,000       4,788
Claire's Stores, Inc.                         313,000       4,726
Kimball International, Inc. `B'               299,000       4,530
Banta Corp.                                   152,000       4,487
Ennis Business Forms, Inc.                    463,700       4,452
Russ Berrie & Co., Inc.                       145,000       4,350
Enesco Group, Inc. (b)                        320,000       2,016
Haverty Furniture Cos., Inc.                   10,000         166
                                                         --------
                                                           59,889
                                                         ========
Consumer Services 3.8%
Bob Evans Farms, Inc.                         220,000       5,405
Hollinger International Inc.                  436,000       5,101
Chemed Corp.                                  150,000       5,085
Luby's, Inc.                                  376,500       2,150
                                                         --------
                                                           17,741
                                                         ========
Consumer Staples 3.1%
Sensient Technologies Corp.                   246,000       5,119
Corn Products International, Inc.             140,000       4,935
Universal Corp.                               123,200       4,486
                                                         --------
                                                           14,540
                                                         ========
Energy 10.4%
Helmerich & Payne, Inc.                       161,000       5,374
Vintage Petroleum, Inc.                       363,000       5,245
St. Mary Land & Exploration Co.               242,000       5,128
XTO Energy, Inc.                              290,000       5,075
Cabot Oil & Gas Corp. `A'                     211,000       5,075
Berry Petroleum Co. `A'                       303,000       4,757
UGI Corp.                                     156,000       4,710
Patina Oil & Gas Corp.                        170,000       4,675
World Fuel Services Corp.                     245,000       4,484
Northwest Natural Gas Co.                     173,100       4,414
                                                         --------
                                                           48,937
                                                         ========

Financial & Business Services 22.6%
McGrath Rentcorp                              185,000       6,940
SWS Group, Inc.                               217,900       5,546
Wallace Computer Services, Inc.               259,000       4,918
AmerUs Group Co.                              135,000       4,838
BancorpSouth, Inc.                            287,000       4,764
Washington Federal, Inc.                      179,000       4,615
New Plan Excel Realty Trust, Inc.             242,000       4,610
Shurgard Storage Centers, Inc. `A'            144,000       4,608
Presidential Life Corp.                       223,000       4,585
First Industrial Realty Trust, Inc.           146,800       4,565
UMB Financial Corp.                           113,400       4,535
Hudson United Bancorp                         157,000       4,505
Kelly Services, Inc. `A'                      205,000       4,487
Healthcare Realty Trust, Inc                  160,000       4,480
CBL & Associates Properties, Inc.             142,000       4,473
Commercial Federal Corp.                      190,000       4,465
Prentiss Properties Trust                     161,000       4,419
Health Care Property Investors, Inc.          121,000       4,381
Susquehanna Bancshares, Inc.                  210,000       4,379
United Dominion Realty Trust                  295,000       4,248
Trenwick Group Ltd.                           350,000       3,560
Seacoast Financial Services Corp.             180,500       3,096
National Golf Properties, Inc.                320,000       2,838
CNA Surety Corp.                              119,000       1,845
                                                         --------
                                                          105,700
                                                         ========
Health Care 4.1%
Invacare Corp.                                152,500       5,141
Dentsply International, Inc.                   98,000       4,920
Arrow International, Inc.                     115,000       4,593
Owens & Minor, Inc.                           240,000       4,440
                                                         --------
                                                           19,094
                                                         ========
Materials & Processing 8.7%
Albemarle Corp.                               212,000       5,088
Goldcorp, Inc.                                410,000       4,990
Universal Forest Products, Inc.               228,500       4,783
Pope & Talbot, Inc.                           330,000       4,703
CLARCOR, Inc.                                 172,000       4,670
Cleveland-Cliffs, Inc.                        254,200       4,652
Commercial Metals Co.                         130,000       4,547
Olin Corp.                                    280,000       4,519
Massey Energy Co.                             146,700       3,041
                                                         --------
                                                           40,993
                                                         ========
Technology 2.0%
ArvinMeritor, Inc.                            270,000       5,303
Wabtec Corp.                                  314,000       3,862
                                                         --------
                                                            9,165
                                                         ========
Transportation 4.1%
Sea Containers Ltd. `A'                       417,000       5,705
Teekay Shipping Corp.                         154,000       5,367
USFreightways Corp.                           139,000       4,365
Wabash National Corp.                         471,300       3,676
                                                         --------
                                                           19,113
                                                         ========
Utilities 12.1%
Energen Corp.                                 210,000       5,177
OGE Energy Corp.                              223,000       5,147
Vectren Corp.                                 210,000       5,036
PNM Resources, Inc.                           180,000       5,031
Atmos Energy Corp.                            221,000       4,696
Hawaiian Electric Industries, Inc.            116,000       4,672
National Fuel Gas Co.                         189,000       4,668
WGL Holdings, Inc.                            156,000       4,535
Conectiv, Inc.                                185,000       4,531
Peoples Energy Corp.                          118,000       4,476
CH Energy Group, Inc.                         102,000       4,434
RGS Energy Group, Inc.                        115,000       4,324
                                                         --------
                                                           56,727
                                                         --------
Total Common Stocks                                       454,520
                                                         ========
(Cost $420,837)

54 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)

 SHORT-TERM INSTRUMENTS 7.3%

Repurchase Agreement 7.3%
State Street Bank
     1.550% due 01/02/2002                                $  34,368   $  34,368
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 3.125% due 11/07/2003 valued at $35,059.
     Repurchase proceeds are $34,371.)
                                                                      ---------
Total Short-Term Instruments                                             34,368
(Cost $34,368)                                                        =========

Total Investments (a) 104.3%                                          $ 488,888
(Cost $455,205)

Other Assets and Liabilities (Net) (4.3%)                               (20,247)
                                                                      ---------

Net Assets 100.0%                                                     $ 468,641
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  59,343

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (25,660)
                                                                      ---------
Unrealized appreciation-net                                           $  33,683
                                                                      =========

(b) Non-income producing security.


           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 55

PIMCO Schedule of Investments A, B, and C Classes
Target Fund
December 31, 2001 (Unaudited)

                                                                       Value
                                                      Shares          (000s)
                                                      ------          ------

COMMON STOCKS 98.0%

Capital Goods 4.8%
SPX Corp.                                              250,000      $    34,224
Weatherford International, Inc. (b)(c)                 500,000           18,629
Johnson Controls, Inc.                                 200,000           16,149
                                                                    -----------
                                                                         69,002
                                                                    ===========

Communications 1.3%
TMP Worldwide, Inc. (b)(c)                             250,000           10,725
Radio One, Inc. (b)(c)                                 450,000            8,105
                                                                    -----------
                                                                         18,830
                                                                    ===========

Consumer Discretionary 15.6%
AmerisourceBergen Corp.                                600,000           38,129
TJX Companies., Inc.                                   500,000           19,929
Abercrombie & Fitch Co. 'A' (b)                        750,000           19,897
B.J.'s Wholesale Club, Inc. (b)                        450,000           19,844
Linens `n Things, Inc. (b)                             750,000           19,124
Harley-Davidson, Inc.                                  350,000           19,008
Best Buy Co., Inc. (b)                                 250,000           18,619
Andrx Group (b)                                        250,000           17,603
CDW Computer Centers, Inc. (b)                         300,000           16,113
Masco Corp.                                            600,000           14,700
RadioShack Corp.                                       400,000           12,040
Tiffany & Co.                                          300,000            9,441
                                                                    -----------
                                                                        224,447
                                                                    ===========

Consumer Services 5.7%
Royal Caribbean Cruises Ltd. (c)                     1,500,000           24,300
Sabre Holdings Corp. 'A' (b)                           450,000           19,058
Cendant Corp. (b)                                      900,000           17,649
Darden Restaurants, Inc.                               400,000           14,160
Weight Watchers International, Inc. (b)                194,200            6,568
                                                                    -----------
                                                                         81,735
                                                                    ===========

Energy 2.3%
Diamond Offshore Drilling, Inc. (c)                    600,000           18,240
Nabors Industries, Inc. (b)                            250,000            8,583
BJ Services Co. (b)                                    200,000            6,490
                                                                    -----------
                                                                         33,313
                                                                    ===========

Financial & Business Services 11.2%
Concord EFS, Inc. (b)                                1,200,000           39,336
SEI Investments Co.                                    600,000           27,066
ACE Ltd.                                               600,000           24,090
Everest Re Group Ltd.                                  300,000           21,210
USA Education, Inc.                                    250,000           21,005
Accenture Ltd. 'A' (b)                                 500,000           13,460
Willis Group Holdings Ltd. (b)                         346,800            8,167
ARAMARK Corp. 'B' (b)                                  245,600            6,607
                                                                    -----------
                                                                        160,941
                                                                    ===========

Health Care 21.0%
Laboratory Corp. of America Holdings (b)               475,000           38,404
St. Jude Medical, Inc. (b)                             350,000           27,178
Waters Corp. (b)                                       700,000           27,125
IDEC Pharmaceuticals Corp. (b)(c)                      300,000           20,679
Applera Corp.- Applied Biosystems Group                500,000           19,635
King Pharmaceuticals, Inc. (b)                         450,001           18,959
Cephalon, Inc. (b)(c)                                  250,000           18,896
Allergan, Inc.                                         250,000           18,763
Invitrogen Corp. (b)                                   300,000           18,579
Wellpoint Health Networks, Inc. (b)(c)                 150,000           17,528
Protein Design Labs, Inc. (b)(c)                       450,000           14,819
Enzon, Inc. (b)(c)                                     250,000           14,070
Biomet, Inc.                                           450,000           13,905
Boston Scientific Corp. (b)                            500,000           12,060
Biogen, Inc. (b)                                       200,000           11,470
Ivax Corp. (b)                                         500,000           10,070
                                                                    -----------
                                                                        302,140
                                                                    ===========

Materials & Processing 0.6%
Alcan, Inc.                                            250,000            8,983
                                                                    -----------

Technology 33.6%
The BISYS Group, Inc. (b)                              500,000           31,995
PeopleSoft, Inc. (b)                                   500,000           20,100
Integrated Device Technology, Inc. (b)                 750,000           19,943
Enterasys Networks, Inc. (b)                         2,250,000           19,913
Agere Systems, Inc. '0' (b)                          3,250,000           18,493
Fairchild Semiconductor International, Inc. 'A' (b)    650,000           18,330
Genesis Microchip, Inc. (b)(c)                         275,000           18,183
L-3 Communications Holdings, Inc. (b)(c)               200,000           18,000
Lexmark International, Inc. (b)                        300,000           17,700
UTStarcom, Inc. (b)(c)                                 600,000           17,100
Amdocs Ltd. (b)(c)                                     500,000           16,985
Nvidia Corp. (b)(c)                                    250,000           16,725
Check Point Software Technologies Ltd. (b)(c)          400,000           15,956
Electronic Arts, Inc. (b)                              250,000           14,988
Integrated Circuit Systems, Inc. (b)                   650,000           14,684
SunGard Data Systems, Inc. (b)                         500,000           14,465
Lattice Semiconductor Co. (b)(c)                       700,000           14,399
Rational Software Corp. (b)                            700,000           13,650
Mercury Interactive Corp. (b)                          400,000           13,592
Microchip Technology, Inc. (b)                         350,000           13,559
VeriSign, Inc. (b)                                     350,000           13,314
KLA-Tencor Corp. (b)                                   250,000           12,390
RF Micro Devices, Inc. (b)(c)                          600,000           11,538
Intersil Corp. (b)                                     350,000           11,288
Comverse Technology, Inc. (b)                          500,000           11,185
THQ, Inc. (b)(c)                                       200,000            9,694
Juniper Networks, Inc. (b)(c)                          500,000            9,475
Gentex Corp. (b)                                       350,000            9,356
Marvell Technology Group Ltd. (b)(c)                   250,000            8,955
Novellus Systems, Inc. (b)                             225,000            8,876
Celestica, Inc. (b)(c)                                 200,000            8,078
Tibco Software, Inc. (b)                               500,000            7,465
Ulticom, Inc. (b)(c)                                   700,000            7,042
Emulex Corp. (b)                                       100,000            3,951
Lawson Software, Inc. (b)                              180,000            2,835
                                                                    -----------
                                                                        484,202
                                                                    ===========

Transportation 0.8%
Continental Airlines, Inc. (b)                         450,000           11,795
                                                                    -----------

Utilities 1.1%
Mirant Corp. (b)                                       999,750           16,016
                                                                    -----------
Total Common Stocks                                                   1,411,404
(Cost $1,255,140)                                                   ===========

 CONVERTIBLE BONDS & NOTES 1.1%

                                                     Principal
                                                        Amount
                                                        (000s)

Technology 1.1%
Juniper Networks, Inc.
     4.750% due 03/15/2007                            $ 22,000           16,060
                                                                    -----------
Total Convertible Bonds & Notes                                          16,060
(Cost $15,831)                                                      ===========

 SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%
State Street Bank
    1.550% due 01/02/2002                               17,206           17,206
    (Dated 12/31/2001. Collateralized by
    Fannie Mae 4.150% due 08/28/2003 valued at $17,552.
    Repurchase proceeds are $17,207.)
                                                                    -----------
Total Short-Term Instruments                                             17,206
(Cost $17,206)
                                                                    ===========
Total Investments (a) 100.3%                                        $ 1,444,670
(Cost $1,288,177)

Other Assets and Liabilities (Net) (0.3%)                                (3,842)
                                                                    -----------
Net Assets 100.0%                                                   $ 1,440,828
                                                                    ===========
Notes to Schedule of Investments (amounts in thousands):
(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   234,058

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (77,565)
                                                                    -----------
Unrealized appreciation-net                                         $   156,493
                                                                    ===========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $167,486; cash collateral of $175,664 was received with which the Fund purchased securities.

56 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes

Tax-Efficient Equity Fund
December 31, 2001 (Unaudited)

                                                                        Value
                                                              Shares    (000s)

   COMMON STOCKS 99.5%

Aerospace 1.7%
Boeing Co.                                                     7,400  $   287
United Technologies Corp.                                      2,900      187
Lockheed Martin Corp.                                          3,700      173
General Dynamics Corp.                                           600       48
                                                                      -------
                                                                          695
                                                                      =======
Building 0.1%
Centex Corp.                                                     500       29
KB Home                                                          700       28
                                                                      -------
                                                                           57
                                                                      =======

Capital Goods 7.2%
General Electric Co.                                          45,710    1,832
Minnesota Mining & Manufacturing Co.                           2,200      260
Rockwell International Corp.                                  11,800      211
Tyco International Ltd.                                        3,490      206
ITT Industries, Inc.                                           2,900      146
Molex, Inc.                                                    3,500      108
Danaher Corp.                                                  1,400       84
Cooper Industries, Inc.                                        1,391       49
Johnson Controls, Inc.                                           600       48
McDermott International, Inc.                                  3,100       38
                                                                      -------
                                                                        2,982
                                                                      =======
Communications 5.6%
BellSouth Corp.                                               13,800      526
SBC Communications, Inc.                                      12,501      490
Verizon Communications, Inc.                                   9,182      436
AT&T Corp.                                                    11,800      214
WorldCom, Inc.-WorldCom Group (b)                             14,300      201
ALLTEL Corp.                                                   2,800      173
Sprint Corp. (PCS Group) (b)                                   4,700      115
Sprint Corp.                                                   4,000       80
AT&T Wireless Services, Inc. (b)                               4,562       66
CenturyTel, Inc.                                                 400       13
MCI WorldCom, Inc.                                               696        9
                                                                      -------
                                                                        2,323
                                                                      =======

Consumer Discretionary 9.3%
Wal-Mart Stores, Inc.                                         17,000      978
AOL Time Warner, Inc. (b)                                     15,350      493
Viacom, Inc. `B' (b)                                           9,883      436
Walgreen Co.                                                   8,100      273
Home Depot, Inc.                                               4,300      219
CVS Corp.                                                      5,100      151
Kohl's Corp. (b)                                               1,900      134
Sears, Roebuck & Co.                                           2,500      119
Whirlpool Corp.                                                1,600      117
Ford Motor Co.                                                 6,466      102
TJX Cos., Inc.                                                 2,536      101
Winn-Dixie Stores, Inc.                                        7,000      100
Bed, Bath & Beyond, Inc. (b)                                   2,700       92
The May Department Stores Co.                                  1,900       70
Liz Claiborne, Inc.                                            1,300       65
AutoZone, Inc. (b)                                               900       65
Nike, Inc. `B'                                                 1,000       56
Grainger (W.W.), Inc.                                          1,100       53
Mattel, Inc.                                                   2,926       50
Federated Department Stores, Inc. (b)                          1,200       49
Hasbro, Inc.                                                   2,600       42
McGraw-Hill Cos., Inc.                                           600       37
RadioShack Corp.                                                 800       24
Big Lots, Inc. (b)                                             1,700       18
Lowe's Cos., Inc.                                                200        9
                                                                      -------
                                                                        3,853
                                                                      =======

Consumer Services 4.1%
Cendant Corp. (b)                                             14,200      278
Walt Disney Co.                                               12,200      253
Tribune Co.                                                    5,100      191
Univision Communications, Inc. `A' (b)                         3,600      146
Carnival Corp.                                                 3,700      104
Tricon Global Restaurants, Inc. (b)                            2,000       98
New York Times Co.                                             2,100       91
Wendy's International, Inc.                                    2,800       82
Marriott International, Inc. `A`                               1,900       77
Darden Restaurants, Inc.                                       2,100       74
Starwood Hotels & Resorts Worldwide, Inc.                      2,400       72
Sabre Holdings Corp. `A' (b)                                   1,661       70
Harrah's Entertainment, Inc. (b)                               1,400       52
Knight-Ridder, Inc.                                              600       39
Hilton Hotels Corp.                                            3,000       33
Convergys Corp. (b)                                              700       26
McDonald's Corp.                                                 700       19
                                                                      -------
                                                                        1,705
                                                                      =======
Consumer Staples 6.5%
Philip Morris Cos., Inc.                                      10,700      491
Anheuser-Busch Cos., Inc.                                      9,200      416
PepsiCo, Inc.                                                  7,980      389
SYSCO Corp.                                                   12,700      333
Procter & Gamble Co.                                           3,000      237
Coca-Cola Co.                                                  4,577      216
Colgate-Palmolive Co.                                          2,300      133
Wm. Wrigley Jr. Co.                                            2,500      128
Alberto-Culver Co.                                             2,500      112
Kroger Co.                                                     4,100       86
Brown-Forman Corp. `B'                                         1,000       63
Adolph Coors Co. `B'                                             500       27
Campbell Soup Co.                                                800       24
Avon Products, Inc.                                              400       19
                                                                      -------
                                                                        2,674
                                                                      =======

Energy 6.2%
Exxon Mobil Corp.                                             21,338      839
ChevronTexaco Corp.                                            4,878      437
Royal Dutch Petroleum Co.                                      7,545      370
Phillips Petroleum Co.                                         4,300      259
Occidental Petroleum Corp.                                     9,200      244
Marathon Oil Corp.                                             4,300      129
Conoco, Inc.                                                   4,323      122
Helmerich & Payne, Inc.                                        3,500      117
Rowan Cos., Inc. (b)                                           3,200       62
                                                                      -------
                                                                        2,579
                                                                      =======

Environmental Services 0.3%
Waste Management, Inc.                                         3,800      121
                                                                      -------

Financial & Business Services 20.2%
Citigroup, Inc.                                               25,620    1,293
American International Group, Inc.                             8,930      709
J.P. Morgan Chase & Co.                                       14,360      522
Morgan Stanley, Dean Witter & Co.                              6,800      380
State Street Corp.                                             6,700      350
Merrill Lynch & Co.                                            6,300      328
First Data Corp.                                               4,000      314
Fannie Mae                                                     3,500      279
Bank of New York Co., Inc.                                     6,200      253
American Express Co.                                           6,700      239
Ambac Financial Group, Inc.                                    3,900      226
Automatic Data Processing                                      3,700      218
H&R Block, Inc.                                                4,600      206
MBNA Corp.                                                     5,800      204
Bank of America Corp.                                          3,100      195
Paychex, Inc.                                                  5,250      184
Freddie Mac                                                    2,610      171
Household International, Inc.                                  2,700      156
Comerica, Inc.                                                 2,500      143
Lehman Brothers Holdings, Inc.                                 2,100      140
MGIC Investment Corp.                                          1,966      121
Marsh & McLennan Cos., Inc.                                    1,100      118
Omnicom Group, Inc.                                            1,300      116
Washington Mutual, Inc.                                        3,525      115
Mellon Financial Corp.                                         2,900      109
Equifax, Inc.                                                  4,500      109
USA Education, Inc.                                            1,200      101
Northern Trust Corp.                                           1,600       96
SunTrust Banks, Inc.                                           1,500       94
Golden West Financial Corp.                                    1,400       82
Charles Schwab Corp.                                           5,200       80
Bear Stearns Co., Inc.                                         1,327       78
Dow Jones & Co., Inc.                                          1,400       77
CIGNA Corp.                                                    1,300       73
PNC Bank Corp.                                                 1,600       63
T. Rowe Price Group, Inc.                                      1,700       59

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 57

Tax-Efficient Equity Fund
December 31, 2001 (Unaudited)


                                                                       Value
                                                              Shares   (000s)

KeyCorp                                                        2,267  $    55
Franklin Resources, Inc.                                       1,500       53
Stilwell Financial, Inc.                                       1,800       49
Wachovia Corp.                                                 1,300       41
SouthTrust Corp.                                               1,600       39
AFLAC, Inc.                                                    1,600       39
Fleet Boston Financial Corp.                                     700       26
Lincoln National Corp.                                           480       23
Allstate Corp.                                                   600       20
Capital One Financial Corp.                                      300       16
MBIA, Inc.                                                       150        8
                                                                      -------
                                                                        8,370
                                                                      =======
Health Care 16.5%
Pfizer, Inc.                                                  26,913    1,072
Johnson & Johnson                                             15,600      922
Bristol-Myers Squibb Co.                                      11,300      576
Merck & Co., Inc.                                              9,400      553
Pharmacia Corp.                                               10,909      465
Eli Lilly & Co.                                                5,400      424
American Home Products Corp.                                   6,800      417
Abbott Laboratories                                            6,300      351
Amgen, Inc. (b)                                                5,000      282
Baxter International, Inc.                                     5,200      279
Medtronic, Inc.                                                3,900      200
Schering-Plough Corp.                                          5,363      192
UnitedHealth Group, Inc.                                       2,100      149
Biomet, Inc.                                                   4,500      139
HCA, Inc.                                                      3,000      116
Boston Scientific Corp. (b)                                    4,500      109
Stryker Corp.                                                  1,800      105
Applera Corp.- Applied Biosystems Group                        1,000       93
Wellpoint Health Networks, Inc. (b)                              500       58
IMS Health, Inc.                                               2,800       55
Allergan, Inc.                                                   700       53
C.R. Bard, Inc.                                                  800       52
St. Jude Medical, Inc.                                           600       47
Cardinal Health, Inc.                                            600       39
Tenet Healthcare Corp. (b)                                       400       23
King Pharmaceuticals, Inc. (b)                                   533       22
Forest Laboratories, Inc. (b)                                    100        8
                                                                      -------
                                                                        6,801
                                                                      =======
Materials & Processing 1.3%
Alcoa, Inc.                                                    3,700      132
International Paper Co.                                        2,800      113
Engelhard Corp.                                                2,500       69
Willamette Industries, Inc.                                    1,300       68
Worthington Industries, Inc.                                   3,300       47
Sherwin-Williams Co.                                           1,200       33
Air Products & Chemicals, Inc.                                   600       28
Freeport-McMoran Copper & Gold, Inc. (b)                       2,000       27
Praxair, Inc.                                                    300       17
                                                                      -------
                                                                          534
                                                                      =======
Technology 18.8%
Microsoft Corp. (b)                                           20,700    1,372
IBM Corp.                                                      7,500      907
Intel Corp.                                                   25,030      787
Cisco Systems, Inc. (b)                                       27,700      502
Oracle Corp. (b)                                              29,840      412
Dell Computer Corp. (b)                                       14,300      389
Electronic Data Systems Corp.                                  3,200      219
Emerson Electric Co.                                           3,700      211
Nortel Networks Corp.                                         26,800      201
Hewlett-Packard Co.                                            8,700      179
Maxim Integrated Products, Inc. (b)                            3,300      173
QUALCOMM, Inc. (b)                                             3,400      172
KLA-Tencor Corp. (b)                                           3,300      164
Applied Materials, Inc. (b)                                    3,868      155
Sun Microsystems, Inc. (b)                                    12,500      154
Motorola, Inc.                                                 9,100      137
Analog Devices, Inc. (b)                                       2,900      129
Computer Associates International, Inc.                        3,000      103
Tektronix, Inc. (b)                                            3,800       98
NCR Corp. (b)                                                  2,500       92
PerkinElmer, Inc.                                              2,600       91
Texas Instruments, Inc.                                        3,100       87
Corning, Inc.                                                  9,600       86
National Semiconductor Corp. (b)                               2,600       80
Andrew Corp. (b)                                               3,400       74
EMC Corp. (b)                                                  4,800       65
Intuit, Inc. (b)                                               1,500       64
VERITAS Software Corp. (b)                                     1,300       58
Adobe Systems, Inc.                                            1,800       56
Novellus Systems, Inc. (b)                                     1,400       55
Network Appliance, Inc. (b)                                    2,400       52
Linear Technology Corp.                                        1,200       47
Agilent Technologies, Inc. (b)                                 1,472       42
Chiron Corp. (b)                                                 900       39
Apple Computer, Inc. (b)                                       1,800       39
Lexmark International, Inc. (b)                                  600       35
Broadcom Corp. `A' (b)                                           800       33
Unisys Corp. (b)                                               2,600       33
Yahoo, Inc. (b)                                                1,800       32
Scientific-Atlanta, Inc.                                       1,300       31
CIENA Corp. (b)                                                2,173       31
Compuware Corp. (b)                                            2,500       29
Citrix Systems, Inc. (b)                                         800       18
PeopleSoft, Inc. (b)                                             300       12
Enterasys Networks, Inc. (b)                                   1,100       10
Riverstone Networks, Inc. (b)                                    564        9
McData Corp. `A' (b)                                             382        9
                                                                      -------
                                                                        7,773
                                                                      =======
Transportation 0.3%
Southwest Airlines Co.                                         4,700       87
Delta Air Lines, Inc.                                            700       20
                                                                      -------
                                                                          107
                                                                      =======
Utilities 1.4%
Exelon Corp.                                                   3,600      172
Xcel Energy, Inc.                                              6,000      166
FirstEnergy Corp.                                              2,116       74
TXU Corp.                                                      1,300       61
Entergy Corp.                                                  1,200       47
PPL Corp.                                                      1,100       38
Sempra Energy                                                  1,000       25
Mirant Corp. (b)                                                 500        8
Public Service Enterprise Group, Inc.                            100        4
                                                                      -------
                                                                          595
                                                                      =======
Total Investments (a) 99.5%                                           $41,169
(Cost $36,712)

Other Assets and Liabilities (Net) 0.5%                                   207
                                                                      -------
Net Assets 100.0%                                                     $41,376
                                                                      =======

Notes to Schedule of Investments (amounts in thousands):

(a)  At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $ 6,500

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (2,043)
                                                                      -------

Unrealized appreciation-net                                           $ 4,457
                                                                      =======

(b) Non-income producing security.

58 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Value Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                          Shares          (000s)

COMMON STOCKS 91.1%

Aerospace 0.1%
Raytheon Co.                                              20,000      $     649
                                                                      ---------
Capital Goods 1.2%
Visteon Corp.                                            314,000          4,723
Caterpillar, Inc. (c)                                     10,000            523
                                                                      ---------
                                                                          5,246
                                                                      =========
Communications 5.4%
WorldCom, Inc.-WorldCom Group (b)                      1,085,200         15,280
AT&T Corp.                                               430,394          7,807
                                                                      ---------
                                                                         23,087
                                                                      =========
Consumer Discretionary 3.6%
J.C. Penney Co., Inc. (c)                                551,300         14,830
Sears, Roebuck & Co.                                      10,000            476
                                                                      ---------
                                                                         15,306
                                                                      =========
Consumer Services 4.0%
Liberty Media Corp. `A' (b)                            1,221,500         17,101
                                                                      ---------
Consumer Staples 2.5%
Philip Morris Cos., Inc.                                 180,000          8,253
Kroger Co. (b)                                           120,000          2,504
                                                                      ---------
                                                                         10,757
                                                                      =========
Energy 9.8%
Schlumberger Ltd.                                        331,000         18,188
Petroleo Brasileiro SA SP - ADR PBR (c)                  393,000          8,736
Halliburton Co.                                          430,000          5,633
Nabors Industries, Inc. (b)(c)                           110,000          3,776
Transocean Sedco Forex, Inc.                              80,000          2,706
Rowan Cos., Inc. (b)                                     127,300          2,466
Petroleo Brasileiro SA SP-ADR PBR/A                       20,000            466
                                                                      ---------
                                                                         41,971
                                                                      =========
Financial & Business Services 33.5%
Allstate Corp.                                           640,000         21,568
CIGNA Corp.                                              225,000         20,846
Washington Mutual, Inc. (c)                              600,000         19,620
Berkshire Hathaway, Inc. `A' (b)                             230         17,388
ACE Ltd. (c)                                             390,000         15,659
Freddie Mac                                              180,000         11,772
Loews Corp.                                              205,000         11,353
U.S. Bancorp                                             390,000          8,163
Wells Fargo & Co.                                        100,000          4,345
J.P. Morgan Chase & Co.                                  115,000          4,180
Fairfax Financial Holdings Ltd.                           30,000          3,090
Fannie Mae                                                30,000          2,385
FleetBoston Financial Corp.                               50,000          1,825
iShares Russell 1000 Value Index Fund (b)                 30,000          1,662
                                                                      ---------
                                                                        143,856
                                                                      =========
Health Care 2.0%
Schering-Plough Corp.                                    150,000          5,372
PacifiCare Health Systems, Inc. (b)(c)                   190,000          3,040
                                                                      ---------
                                                                          8,412
                                                                      =========
Materials & Processing 10.1%
Alcan, Inc.                                              695,400         24,985
Bayer AG                                                 270,000          8,604
Dow Chemical Co.                                         160,000          5,405
Alcoa, Inc.                                              120,000          4,266
                                                                      ---------
                                                                         43,260
                                                                      =========
Technology 9.2%
Compaq Computer Corp.                                  2,115,000         20,642
Micron Technology, Inc. (b)(c)                           379,475         11,764
Emerson Electric Co. (c)                                 100,000          5,710
Lucent Technologies, Inc. (c)                            150,000            944
Hewlett-Packard Co.                                       15,000            308
Koninklijke Philips Electronics NV                        10,000            291
                                                                      ---------
                                                                         39,659
                                                                      =========
Transportation 5.2%
AMR Corp. (b)                                            378,800          8,398
CSX Corp. (c)                                            205,000          7,185
Continental Airlines, Inc. (b)(c)                        250,000          6,553
                                                                      ---------
                                                                         22,136
                                                                      =========
Utilities 4.5%
PG&E Corp.                                             1,000,000         19,240
                                                                      ---------
Total Common Stocks                                                     390,680
                                                                      =========
(Cost $365,402)
                                                       Principal
                                                          Amount
                                                          (000s)
 SHORT-TERM INSTRUMENTS 8.9%

Repurchase Agreement 8.9%
State Street Bank
     1.550% due 01/02/2002                              $ 38,139         38,139
     (Dated 12/31/2001. Collateralized by Federal Home
     Loan Bank 4.500% due 07/07/2003 valued at $38,904.
     Repurchase proceeds are $38,142.)
                                                                      ---------
Total Short-Term Instruments                                             38,139
                                                                      =========
(Cost $38,139)

Total Investments (a) 100.0%                                          $ 428,819
(Cost $403,541)

Other Assets and Liabilities (Net) 0.0%                                      32
                                                                      ---------
Net Assets 100.0%                                                     $ 428,851
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  30,705

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (5,427)
                                                                      ---------

Unrealized appreciation-net                                            $ 25,278
                                                                      =========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $12,499; cash collateral of $13,184 was received with which the Fund purchased securities.


           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 59

PIMCO Financial Highlights A, B, and C Classes

                                                                          Net
                                                                          Realized /
                                                                          Unrealized                     Dividends    Dividends in
                                        Net Asset Value                   Gain          Total Incone     From Net     Excess of Net
                                        Beginning of     Net Investment   (Loss) on     from Investment  Investment   Investment
                                        Period           Income (Loss)    Investments   Operations       Income       Income
Selected Per Share Data for
the Year or Period Ended:

Asset Allocation Fund
 Class A
 12/31/2001 (b)                         $   9.92         $    0.37 (a)    $   (0.36)(a) $    0.01        $   (0.08)   $   0.00
 06/30/2001                                11.48              0.61 (a)        (0.80)(a)     (0.19)           (0.59)       0.00
 06/30/2000                                11.27              0.56 (a)         0.44 (a)      1.00            (0.35)       0.00
 09/30/1998-06/30/1999                     10.00              0.31 (a)         1.23 (a)      1.54            (0.27)       0.00
 Class B
 12/31/2001 (b)                             9.90              0.39 (a)        (0.41)(a)     (0.02)           (0.05)       0.00
 06/30/2001                                11.46              0.53 (a)        (0.80)(a)     (0.27)           (0.52)       0.00
 06/30/2000                                11.25              0.48 (a)         0.44 (a)      0.92            (0.27)       0.00
 09/30/1998-06/30/1999                     10.00              0.16 (a)         1.31 (a)      1.47            (0.22)       0.00
 Class C
 12/31/2001 (b)                             9.89              0.42 (a)        (0.44)(a)     (0.02)           (0.05)       0.00
 06/30/2001                                11.46              0.53 (a)        (0.81)(a)     (0.28)           (0.52)       0.00
 06/30/2000                                11.24              0.48 (a)         0.44 (a)      0.92            (0.26)       0.00
 09/30/1998-06/30/1999                     10.00              0.18 (a)         1.29 (a)      1.47            (0.23)       0.00

Capital Appreciation Fund
 Class A
 12/31/2001 (b)                         $  17.54         $    0.03 (a)    $   (1.14)(a) $   (1.11)       $   (0.02)   $   0.00
 06/30/2001                                26.94              0.03 (a)        (1.36)(a)     (1.33)           (0.09)       0.00
 06/30/2000                                26.65             (0.03)(a)         5.34 (a)      5.31            (0.01)      (0.01)
 06/30/1999                                26.01              0.06 (a)         2.33 (a)      2.39            (0.10)       0.00
 06/30/1998                                21.16              0.07 (a)         6.55 (a)      6.62            (0.09)       0.00
 01/20/1997-06/30/1997                     19.31              0.09             1.76          1.85             0.00        0.00
 Class B
 12/31/2001 (b)                            16.88             (0.03)(a)        (1.10)(a)     (1.13)            0.00        0.00
 06/30/2001                                26.30             (0.13)(a)        (1.30)(a)     (1.43)           (0.01)       0.00
 06/30/2000                                26.29             (0.22)(a)         5.23 (a)      5.01             0.00        0.00
 06/30/1999                                25.75             (0.13)(a)         2.32 (a)      2.19             0.00        0.00
 06/30/1998                                21.10             (0.11)(a)         6.51 (a)      6.40            (0.07)       0.00
 01/20/1997-06/30/1997                     19.31              0.01             1.78          1.79             0.00        0.00
 Class C
 12/31/2001 (b)                            16.91             (0.03)(a)        (1.10)(a)     (1.13)            0.00        0.00
 06/30/2001                                26.34             (0.13)(a)        (1.31)(a)     (1.44)           (0.01)       0.00
 06/30/2000                                26.31             (0.22)(a)         5.25 (a)      5.03             0.00        0.00
 06/30/1999                                25.78             (0.13)(a)         2.31 (a)      2.18             0.00        0.00
 06/30/1998                                21.10             (0.12)(a)         6.53 (a)      6.41            (0.05)       0.00
 01/20/1997-06/30/1997                     19.31              0.02             1.77          1.79             0.00        0.00

 Equity Income Fund
 Class A
 10/31/2001-12/31/2001 (b)              $  11.31         $    0.04 (a)    $    1.05 (a) $    1.09        $   (0.22)   $   0.00
 Class B
 10/31/2001-12/31/2001 (b)                 11.31              0.03 (a)         1.04 (a)      1.07            (0.22)       0.00
 Class C
 10/31/2001-12/31/2001 (b)                 11.31              0.04 (a)         1.02 (a)      1.06            (0.20)       0.00

Global Innovation Fund
 Class A
 12/31/2001 (b)                         $  10.01         $   (0.07)(a)    $   (1.42)(a) $   (1.49)       $    0.00    $   0.00
 06/30/2001                                18.93             (0.19)(a)        (8.70)(a)     (8.89)            0.00        0.00
 12/31/1999-06/30/2000                     10.00             (0.03)(a)         8.96 (a)      8.93             0.00        0.00
 Class B
 12/31/2001 (b)                             9.92             (0.10)(a)        (1.41)(a)     (1.51)            0.00        0.00
 06/30/2001                                18.91             (0.29)(a)        (8.67)(a)     (8.96)            0.00        0.00
 03/31/2000-06/30/2000                     20.17             (0.07)(a)        (1.19)(a)     (1.26)            0.00        0.00
 Class C
 12/31/2001 (b)                             9.92             (0.10)(a)        (1.40)(a)     (1.50)            0.00        0.00
 06/30/2001                                18.91             (0.29)(a)        (8.67)(a)     (8.96)            0.00        0.00
 03/31/2000-06/30/2000                     20.17             (0.07)(a)        (1.19)(a)     (1.26)            0.00        0.00

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.
(e) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.


 60 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                             Ratio of Net
Distributions  Distributions                                                                     Ratio of    Investment
from Net       in Excess of   Tax Basis                 Net Asset                 Net Assets     Expenses    Income (Loss) Portfolio
Realized       Net Realized   Return of  Total          Value End                 End of         to Average  to Average    Turnover
Capital Gains  Capital Gains  Capital    Distributions  of Period   Total Return  Period (000s)  Net Assets  Net Assets    Rate
$   0.00       $  0.00        $ 0.00     $ (0.08)       $ 9.85       0.13%        $   4,608        0.65%*      7.67%*        23%
    0.00         (0.69)        (0.09)      (1.37)         9.92      (1.92)            3,044        0.65        5.65          39
   (0.44)         0.00          0.00       (0.79)        11.48       9.15             2,170        0.65        4.96          44
    0.00          0.00          0.00       (0.27)        11.27      15.50             2,196        0.65*       3.76*         39

    0.00          0.00          0.00       (0.05)         9.83      (0.20)           10,515        1.40*       7.96*         23
    0.00         (0.69)        (0.08)      (1.29)         9.90      (2.62)            5,038        1.40        4.90          39
   (0.44)         0.00          0.00       (0.71)        11.46       8.36             4,415        1.40        4.21          44
    0.00          0.00          0.00       (0.22)        11.25      14.83             3,653        1.40*       1.92*         39

    0.00          0.00          0.00       (0.05)         9.82      (0.18)           33,417        1.40*       8.58*         23
    0.00         (0.69)        (0.08)      (1.29)         9.89      (2.71)           13,349        1.40        4.90          39
   (0.44)         0.00          0.00       (0.70)        11.46       8.41            10,376        1.40        4.22          44
    0.00          0.00          0.00       (0.23)        11.24      14.82             9,826        1.40*       2.14*         39

$   0.00       $  0.00        $ 0.00     $ (0.02)       $16.41      (6.33)%       $  98,101        1.11%(e)*   0.35%*        64%
   (3.49)        (4.49)         0.00       (8.07)        17.54      (9.15)          111,193        1.10        0.14         112
   (5.00)         0.00          0.00       (5.02)        26.94      22.73            91,927        1.11       (0.10)        119
   (1.65)         0.00          0.00       (1.75)        26.65      10.14            91,296        1.10        0.24         120
   (1.68)         0.00          0.00       (1.77)        26.01      32.39            72,803        1.10        0.27          75
    0.00          0.00          0.00        0.00         21.16       9.58             6,534        1.11*       0.59*         87

    0.00          0.00          0.00        0.00         15.75      (6.69)           69,684        1.86 (f)*  (0.42)*        64
   (3.49)        (4.49)         0.00       (7.99)        16.88      (9.83)           70,991        1.85       (0.60)        112
   (5.00)         0.00          0.00       (5.00)        26.30      21.79            66,044        1.86       (0.86)        119
   (1.65)         0.00          0.00       (1.65)        26.29       9.39            55,094        1.85       (0.52)        120
   (1.68)         0.00          0.00       (1.75)        25.75      31.39            40,901        1.85       (0.47)         75
    0.00          0.00          0.00        0.00         21.10       9.27             3,022        1.85*      (0.26)*        87

    0.00          0.00          0.00        0.00         15.78      (6.68)           82,217        1.86 (f)*  (0.42)*        64
   (3.49)        (4.49)         0.00       (7.99)        16.91      (9.86)           83,843        1.85       (0.60)        112
   (5.00)         0.00          0.00       (5.00)        26.34      21.85            82,864        1.86       (0.86)        119
   (1.65)         0.00          0.00       (1.65)        26.31       9.34            81,097        1.85       (0.52)        120
   (1.68)         0.00          0.00       (1.73)        25.78      31.40            71,481        1.85       (0.49)         75
    0.00          0.00          0.00        0.00         21.10       9.27             13,09       31.86*      (0.23)*        87

$  (0.86)      $  0.00        $ 0.00     $ (1.08)       $11.32      (0.12)%       $      50        1.26%(g)*   2.05%*        23%
   (0.86)         0.00          0.00       (1.08)        11.30      (0.52)               60        1.94 (h)*   1.33*         23
   (0.86)         0.00          0.00       (1.06)        11.31      (0.56)               11        2.05 (h)*   2.17*         23

$   0.00       $  0.00        $ 0.00     $  0.00        $ 8.52     (14.89)%       $  56,607        1.88%(f)*  (1.83)%*      128%
    0.00         (0.03)         0.00       (0.03)        10.01     (47.04)           78,588        1.85       (1.44)        261
    0.00          0.00          0.00        0.00         18.93      89.30            31,998        1.61 (c)*  (0.58)*       131

    0.00          0.00          0.00        0.00          8.41     (15.22)           48,195        2.63 (i)*  (2.58)*       128
    0.00         (0.03)         0.00       (0.03)         9.92     (47.46)           62,472        2.60       (2.19)        261
    0.00          0.00          0.00        0.00         18.91      (6.25)           25,375        2.60 (d)*  (1.70)*       131

    0.00          0.00          0.00        0.00          8.42     (15.12)           80,486        2.63 (i)*  (2.58)*       128
    0.00         (0.03)         0.00       (0.03)         9.92     (47.46)          106,905        2.60       (2.19)        261
    0.00          0.00          0.00        0.00         18.91      (6.25)           46,826        2.60 (d)*  (1.70)*       131

(f) Ratio of expenses to average net assets excluding trustee's expense is 1.85%.
(g) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.20%.
(h) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.95%.
(i) Ratio of expenses to average net assets excluding trustee's and interest expense is 2.60%.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 61

                                                                                   Net Realized /
                                                Net Asset Value                    Unrealized       Total Income      Dividends from
                                                Beginning of      Net Investment   Gain (Loss)      from Investment   Net Investment
                                                Period            Income (Loss)    on Investments   Operations        Income
Selected Per Share Data for the Year or
Period Ended:

Growth & Income Fund
   Class A
     12/31/2001 (b)                             $  9.20           $  0.04 (a)      $  (1.60)(a)     $  (1.56)         $ (0.04)
     07/31/2000-06/30/2001                        13.11              0.04 (a)         (0.27)(a)        (0.23)           (0.05)
   Class B
     12/31/2001 (b)                                9.14              0.01 (a)         (1.59)(a)        (1.58)           (0.01)
     07/31/2000-06/30/2001                        13.11             (0.02)(a)         (0.28)(a)        (0.30)           (0.04)
   Class C
     12/31/2001 (b)                                9.13              0.01 (a)         (1.59)(a)        (1.58)           (0.01)
     07/31/2000-06/30/2001                        13.11             (0.01)(a)         (0.29)(a)        (0.30)           (0.05)

Growth Fund
   Class A
     12/31/2001 (b)                             $ 24.55           $ (0.02)(a)      $  (2.74)(a)     $  (2.76)         $  0.00
     06/30/2001                                   38.94             (0.19)(a)        (11.85)(a)       (12.04)            0.00
     06/30/2000                                   34.12             (0.29)(a)         10.77 (a)        10.48             0.00
     06/30/1999                                   32.62             (0.14)(a)          5.56 (a)         5.42             0.00
     06/30/1998                                   27.03             (0.08)(a)          9.99 (a)         9.91             0.00
     10/01/1996-06/30/1997                        26.58              0.69              3.27             3.96             0.00
   Class B
     12/31/2001 (b)                               21.49             (0.09)(a)         (2.40)(a)        (2.49)            0.00
     06/30/2001                                   34.66             (0.37)(a)        (10.45)(a)       (10.82)            0.00
     06/30/2000                                   31.15             (0.51)(a)          9.68 (a)         9.17             0.00
     06/30/1999                                   30.34             (0.35)(a)          5.08 (a)         4.73             0.00
     06/30/1998                                   25.59             (0.28)(a)          9.35 (a)         9.07             0.00
     10/01/1996-06/30/1997                        25.46              0.35              3.29             3.64             0.00
   Class C
     12/31/2001 (b)                               21.49             (0.09)(a)         (2.40)(a)        (2.49)            0.00
     06/30/2001                                   34.66             (0.38)(a)        (10.44)(a)       (10.82)            0.00
     06/30/2000                                   31.15             (0.51)(a)          9.68 (a)         9.17             0.00
     06/30/1999                                   30.33             (0.35)(a)          5.09 (a)         4.74             0.00
     06/30/1998                                   25.58             (0.28)(a)          9.35 (a)         9.07             0.00
     10/01/1996-06/30/1997                        25.46              0.45              3.18             3.63             0.00

Healthcare Innovation Fund
   Class A
     12/31/2001 (b)                             $  9.79           $ (0.05)(a)      $  (0.61)(a)     $  (0.66)         $  0.00
     06/30/2001                                   10.00             (0.10)(a)          1.17 (a)         1.07             0.00
   Class B
     12/31/2001 (b)                                9.71             (0.08)(a)         (0.60)(a)        (0.68)            0.00
     06/30/2001                                   10.00             (0.18)(a)          1.17 (a)         0.99             0.00
   Class C
     12/31/2001 (b)                                9.72             (0.08)(a)         (0.60)(a)        (0.68)            0.00
     06/30/2001                                   10.00             (0.18)(a)          1.18 (a)         1.00             0.00

Innovation Fund
   Class A
     12/31/2001 (b)                             $ 28.74           $ (0.13)(a)      $  (6.00)(a)     $  (6.13)         $  0.00
     06/30/2001                                   72.29             (0.46)(a)        (36.74)(a)       (37.20)            0.00
     06/30/2000                                   37.46             (0.58)(a)         41.80 (a)        41.22             0.00
     06/30/1999                                   24.28             (0.28)(a)         14.72 (a)        14.44             0.00
     06/30/1998                                   17.43             (0.19)(a)          8.21 (a)         8.02             0.00
     10/01/1996-06/30/1997                        17.26              0.07              0.36             0.43             0.00
   Class B
     12/31/2001 (b)                               27.07             (0.20)(a)         (5.65)(a)        (5.85)            0.00
     06/30/2001                                   69.06             (0.78)(a)        (34.86)(a)       (35.64)            0.00
     06/30/2000                                   36.09             (1.01)(a)         40.37 (a)        39.36             0.00
     06/30/1999                                   23.60             (0.49)(a)         14.24 (a)        13.75             0.00
     06/30/1998                                   17.10             (0.33)(a)          8.00 (a)         7.67             0.00
     10/01/1996-06/30/1997                        17.04             (0.03)             0.35             0.32             0.00
   Class C
     12/31/2001 (b)                               27.06             (0.20)(a)         (5.65)(a)        (5.85)            0.00
     06/30/2001                                   69.04             (0.79)(a)        (34.84)(a)       (35.63)            0.00
     06/30/2000                                   36.08             (1.00)(a)         40.35 (a)        39.35             0.00
     06/30/1999                                   23.59             (0.48)(a)         14.23 (a)        13.75             0.00
     06/30/1998                                   17.09             (0.33)(a)          8.00 (a)         7.67             0.00
     10/01/1996-06/30/1997                        17.04             (0.02)             0.33             0.31             0.00

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Unaudited
(c) Ratio of expenses to average net assets excluding trustee's expense is 1.15%.

62 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                             Ratio of Net
Dividends       Distributions  Distributions                                                     Ratio of    Investment
in Excess of    from Net       in Excess of                  Net Asset            Net Assets     Expenses    Income (Loss) Portfolio
Net Investment  Realized       Net Realized   Total          Value End  Total     End of         to Average  to Average    Turnover
Income          Capital Gains  Capital Gains  Distributions  of Period  Return    Period (000s)  Net Assets  Net Assets    Rate
$ 0.00          $  0.00        $  0.00        $ (0.04)       $  7.60    (16.97)%  $   11,409      1.36%(h)*   1.07%*         68%
  0.00             0.00          (3.63)         (3.68)          9.20     (4.47)       12,050      1.35*       0.49*          77

  0.00             0.00           0.00          (0.01)          7.55    (17.28)       14,404      2.11 (i)*   0.30*          68
  0.00             0.00          (3.63)         (3.67)          9.14     (5.11)       15,663      2.10*      (0.21)*         77

  0.00             0.00           0.00          (0.01)          7.54    (17.26)       15,967      2.11 (i)*   0.31*          68
  0.00             0.00          (3.63)         (3.68)          9.13     (5.15)       16,167      2.10*      (0.17)*         77

$ 0.00          $ (0.16)       $  0.00        $ (0.16)       $ 21.63    (11.25)%  $  142,074      1.17%(c)*  (0.19)%*        42%
  0.00            (2.35)          0.00          (2.35)         24.55    (32.40)      173,990      1.15       (0.58)          85
  0.00            (5.66)          0.00          (5.66)         38.94     32.49       255,744      1.16       (0.78)          72
  0.00            (3.92)          0.00          (3.92)         34.12     18.65       227,638      1.16       (0.44)         131
  0.00            (4.32)          0.00          (4.32)         32.62     41.03       180,119      1.16       (0.27)         123
  0.00            (3.51)          0.00          (3.51)         27.03     15.93       147,276      1.11*       0.13*          94

  0.00            (0.16)          0.00          (0.16)         18.84    (11.60)      126,347      1.92 (d)*  (0.94)*         42
  0.00            (2.35)          0.00          (2.35)         21.49    (32.90)      162,382      1.90       (1.33)          85
  0.00            (5.66)          0.00          (5.66)         34.66     31.31       213,627      1.91       (1.53)          72
  0.00            (3.92)          0.00          (3.92)         31.15     17.72       133,850      1.90       (1.19)         131
  0.00            (4.32)          0.00          (4.32)         30.34     39.97        80,719      1.91       (1.02)         123
  0.00            (3.51)          0.00          (3.51)         25.59     15.32        55,626      1.86*      (0.62)*         94

  0.00            (0.16)          0.00          (0.16)         18.84    (11.60)    1,185,360      1.92 (d)*  (0.94)*         42
  0.00            (2.35)          0.00          (2.35)         21.49    (32.91)    1,486,530      1.90       (1.34)          85
  0.00            (5.66)          0.00          (5.66)         34.66     31.31     2,416,067      1.91       (1.53)          72
  0.00            (3.92)          0.00          (3.92)         31.15     17.76     2,064,450      1.90       (1.18)         131
  0.00            (4.32)          0.00          (4.32)         30.33     39.99     1,853,002      1.91       (1.02)         123
  0.00            (3.51)          0.00          (3.51)         25.58     15.27     1,514,432      1.86*      (0.61)*         94

$ 0.00          $  0.00        $  0.00        $  0.00        $  9.13     (6.74)%  $      955      1.45%*     (1.10)%*       107%
  0.00             0.00          (1.28)         (1.28)          9.79      9.70           617      1.45       (1.06)         214

  0.00             0.00           0.00           0.00           9.03     (7.00)        1,223      2.21 (e)*  (1.85)*        107
  0.00             0.00          (1.28)         (1.28)          9.71      8.84           428      2.20       (1.89)         214

  0.00             0.00           0.00           0.00           9.04     (7.00)        1,264      2.20*      (1.85)*        107
  0.00             0.00          (1.28)         (1.28)          9.72      8.96           374      2.20       (1.90)         214

$ 0.00          $  0.00        $  0.00        $  0.00        $ 22.61    (21.33)%  $  553,628      1.32%(f)*  (1.13)%*       113%
  0.00             0.00          (6.35)         (6.35)         28.74    (55.14)      734,124      1.28       (0.95)         271
  0.00            (6.39)          0.00          (6.39)         72.29    115.04     1,408,455      1.30       (0.91)         186
  0.00            (1.26)          0.00          (1.26)         37.46     61.36       313,946      1.30       (0.90)         119
  0.00            (0.99)         (0.18)         (1.17)         24.28     48.10        85,800      1.31       (0.94)         100
  0.00            (0.26)          0.00          (0.26)         17.43      2.41        56,215      1.28*      (0.68)*         80

  0.00             0.00           0.00           0.00          21.22    (21.61)      571,197      2.07 (g)*  (1.88)*        113
  0.00             0.00          (6.35)         (6.35)         27.07    (55.48)      801,890      2.03       (1.69)         271
  0.00            (6.39)          0.00          (6.39)         69.06    114.17     1,680,792      2.05       (1.66)         186
  0.00            (1.26)          0.00          (1.26)         36.09     60.17       351,876      2.05       (1.64)         119
  0.00            (0.99)         (0.18)         (1.17)         23.60     46.95        81,130      2.06       (1.69)         100
  0.00            (0.26)          0.00          (0.26)         17.10      1.79        51,472      2.03*      (1.43)*         80

  0.00             0.00           0.00           0.00          21.21    (21.62)      718,029      2.07 (g)*  (1.88)*        113
  0.00             0.00          (6.35)         (6.35)         27.06    (55.48)    1,009,666      2.04       (1.70)         271
  0.00            (6.39)          0.00          (6.39)         69.04    114.17     2,275,811      2.05       (1.66)         186
  0.00            (1.26)          0.00          (1.26)         36.08     60.20       580,251      2.05       (1.65)         119
  0.00            (0.99)         (0.18)         (1.17)         23.59     46.97       219,258      2.06       (1.69)         100
  0.00            (0.26)          0.00          (0.26)         17.09      1.73       162,889      2.03*      (1.43)*         80

(d) Ratio of expenses to average net assets excluding trustee's expense is 1.90%.
(e) Ratio of expenses to average net assets excluding trustee's expense is 2.20%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 1.30%.
(g) Ratio of expenses to average net assets excluding trustee's expense is 2.05%.
(h) Ratio of expenses to average net assets excluding trustee's expense is 1.35%.
(i) Ratio of expenses to average net assets excluding trustee's expense is 2.10%.

                 See accompanying notes | 12.31.01 | PIMCO Semi-Annual Report 63

                                                                                   Net Realized /
                                                Net Asset Value                    Unrealized Gain  Total Income      Dividends from
                                                Beginning of      Net Investment   (Loss) on        from Investment   Net Investment
                                                Period            Income (Loss)    Investments      Operations        Income
Selected Per Share Data for
the Year or Period Ended:

Mid-Cap Fund
   Class A
     12/31/2001 (b)                             $ 21.02           $  0.03 (a)      $  (1.74)(a)     $  (1.71)         $ (0.13)
     06/30/2001                                   30.57              0.10 (a)         (0.76)(a)        (0.66)           (0.10)
     06/30/2000                                   22.82             (0.01)(a)          7.82 (a)         7.81            (0.02)
     06/30/1999                                   24.00              0.03 (a)         (0.13)(a)        (0.10)           (0.01)
     06/30/1998                                   20.24              0.02 (a)          5.11 (a)         5.13            (0.04)
     01/13/1997-06/30/1997                        18.14             (0.04)             2.14             2.10             0.00
   Class B
     12/31/2001 (b)                               20.27             (0.04)(a)         (1.68)(a)        (1.72)           (0.07)
     06/30/2001                                   29.87             (0.08)(a)         (0.72)(a)        (0.80)           (0.01)
     06/30/2000                                   22.43             (0.20)(a)          7.66 (a)         7.46             0.00
     06/30/1999                                   23.77             (0.13)(a)         (0.14)(a)        (0.27)            0.00
     06/30/1998                                   20.17             (0.16)(a)          5.09 (a)         4.93             0.00
     01/13/1997-06/30/1997                        18.14             (0.11)             2.14             2.03             0.00
   Class C
     12/31/2001 (b)                               20.28             (0.04)(a)         (1.68)(a)        (1.72)           (0.07)
     06/30/2001                                   29.88             (0.09)(a)         (0.72)(a)        (0.81)            0.00
     06/30/2000                                   22.44             (0.20)(a)          7.66 (a)         7.46             0.00
     06/30/1999                                   23.77             (0.13)(a)         (0.13)(a)        (0.26)            0.00
     06/30/1998                                   20.18             (0.16)(a)          5.08 (a)         4.92             0.00
     01/13/1997-06/30/1997                        18.14             (0.10)             2.14             2.04             0.00

Opportunity Fund
   Class A
     12/31/2001 (b)                             $ 19.05           $ (0.08)(a)      $  (1.11)(a)     $  (1.19)         $  0.00
     06/30/2001                                   31.58             (0.16)(a)         (7.29)(a)        (7.45)            0.00
     06/30/2000                                   26.96             (0.25)(a)         12.75 (a)        12.50             0.00
     06/30/1999                                   31.33             (0.21)(a)          0.46 (a)         0.25             0.00
     06/30/1998                                   29.35             (0.27)(a)          4.19 (a)         3.92             0.00
     10/01/1996-06/30/1997                        37.36              0.00             (3.10)           (3.10)            0.00
   Class B
     12/31/2001 (b)                               15.68             (0.11)(a)         (0.93)(a)        (1.04)            0.00
     06/30/2001                                   27.21             (0.27)(a)         (6.18)(a)        (6.45)            0.00
     06/30/2000                                   24.20             (0.43)(a)         11.32 (a)        10.89             0.00
     03/31/1999-06/30/1999                        21.40             (0.09)             2.89             2.80             0.00
   Class C
     12/31/2001 (b)                               15.67             (0.11)(a)         (0.92)(a)        (1.03)            0.00
     06/30/2001                                   27.22             (0.28)(a)         (6.19)(a)        (6.47)            0.00
     06/30/2000                                   24.19             (0.42)(a)         11.33 (a)        10.91             0.00
     06/30/1999                                   28.86             (0.37)(a)          0.32 (a)        (0.05)            0.00
     06/30/1998                                   27.38             (0.46)(a)          3.88 (a)         3.42             0.00
     10/01/1996-06/30/1997                        35.38             (0.04)            (3.05)           (3.09)            0.00

Renaissance Fund
   Class A
     12/31/2001 (b)                             $ 19.31           $  0.02 (a)      $   2.57 (a)     $   2.59          $  0.00
     06/30/2001                                   14.95              0.10 (a)          5.46 (a)         5.56            (0.07)
     06/30/2000                                   18.21              0.06 (a)          0.13 (a)         0.19             0.00
     06/30/1999                                   19.10             (0.01)(a)          1.45 (a)         1.44             0.00
     06/30/1998                                   17.73              0.07 (a)          4.91 (a)         4.98            (0.08)
     10/01/1996-06/30/1997                        16.08              0.12 (a)          3.90 (a)         4.02            (0.12)
   Class B
     12/31/2001 (b)                               18.74             (0.05)(a)          2.49 (a)         2.44             0.00
     06/30/2001                                   14.60             (0.03)(a)          5.31 (a)         5.28            (0.01)
     06/30/2000                                   17.99             (0.07)(a)          0.13 (a)         0.06             0.00
     06/30/1999                                   19.06             (0.13)(a)          1.39 (a)         1.26             0.00
     06/30/1998                                   17.77             (0.07)(a)          4.91 (a)         4.84            (0.02)
     10/01/1996-06/30/1997                        16.12              0.03 (a)          3.92 (a)         3.95            (0.05)
   Class C
     12/31/2001 (b)                               18.64             (0.05)(a)          2.47 (a)         2.42             0.00
     06/30/2001                                   14.52             (0.02)(a)          5.28 (a)         5.26            (0.01)
     06/30/2000                                   17.91             (0.07)(a)          0.13 (a)         0.06             0.00
     06/30/1999                                   18.96             (0.13)(a)          1.41 (a)         1.28             0.00
     06/30/1998                                   17.69             (0.07)(a)          4.88 (a)         4.81            (0.01)
     10/01/1996-06/30/1997                        16.05              0.03 (a)          3.90 (a)         3.93            (0.04)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Unaudited
(c) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.

64 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                             Ratio of Net
Dividends       Distributions  Distributions                                                     Ratio of    Investment
in Excess of    from Net       in Excess of                  Net Asset            Net Assets     Expenses    Income (Loss) Portfolio
Net Investment  Realized       Net Realized   Total          Value End  Total     End of         to Average  to Average    Turnover
Income          Capital Gains  Capital Gains  Distributions  of Period  Return    Period (000s)  Net Assets  Net Assets    Rate
$  0.00         $  0.00        $  0.00        $ (0.13)       $ 19.18     (8.10)%  $ 124,852       1.11%(c)*    0.32%*       102%
   0.00           (3.14)         (5.65)         (8.89)         21.02     (5.66)     137,944       1.10         0.40         153
  (0.02)          (0.02)          0.00          (0.06)         30.57     34.28      156,949       1.11        (0.05)        164
   0.00           (1.07)          0.00          (1.08)         22.82     (0.13)     124,680       1.10         0.15          85
   0.00           (1.33)          0.00          (1.37)         24.00     25.71       57,164       1.11         0.07          66
   0.00            0.00           0.00           0.00          20.24     11.58       12,184       1.11*        0.17*         82

   0.00            0.00           0.00          (0.07)         18.48     (8.46)      78,357       1.86 (d)*   (0.43)*       102
   0.00           (3.14)         (5.65)         (8.80)         20.27     (6.34)      88,901       1.85        (0.34)        153
   0.00           (0.02)          0.00          (0.02)         29.87     33.27       88,648       1.86        (0.80)        164
   0.00           (1.07)          0.00          (1.07)         22.43     (0.86)      84,698       1.85        (0.62)         85
   0.00           (1.33)          0.00          (1.33)         23.77     24.76       84,535       1.86        (0.68)         66
   0.00            0.00           0.00           0.00          20.17     11.19       28,259       1.85*       (0.58)*        82

   0.00            0.00           0.00          (0.07)         18.49     (8.46)      90,964       1.86 (d)*   (0.43)*       102
   0.00           (3.14)         (5.65)         (8.79)         20.28     (6.36)     102,653       1.85        (0.34)        153
   0.00           (0.02)          0.00          (0.02)         29.88     33.25      104,082       1.86        (0.80)        164
   0.00           (1.07)          0.00          (1.07)         22.44     (0.82)     112,507       1.85        (0.63)         85
   0.00           (1.33)          0.00          (1.33)         23.77     24.70      140,438       1.86        (0.68)         66
   0.00            0.00           0.00           0.00          20.18     11.25       53,686       1.86*       (0.58)*        82

$  0.00         $  0.00        $  0.00        $  0.00        $ 17.86     (6.25)%  $  79,046       1.32%(e)*   (0.96)%*       98%
   0.00            0.00          (5.08)         (5.08)         19.05    (25.68)      92,521       1.30        (0.68)        237
   0.00           (7.88)          0.00          (7.88)         31.58     50.77      142,064       1.31        (0.81)        254
   0.00           (4.62)          0.00          (4.62)         26.96      3.98      121,507       1.31        (0.86)        175
   0.00           (1.94)          0.00          (1.94)         31.33     13.87      200,935       1.31        (0.88)         86
   0.00           (4.91)          0.00          (4.91)         29.35      0.00      213,484       1.25*       (0.12)*        69

   0.00            0.00           0.00           0.00          14.64     (6.63)      21,258       2.07 (f)*   (1.71)*        98
   0.00            0.00          (5.08)         (5.08)         15.68    (26.19)      25,988       2.05        (1.42)        237
   0.00           (7.88)          0.00          (7.88)         27.21     49.78       28,145       2.06        (1.57)        254
   0.00            0.00           0.00           0.00          24.20     13.08          251       2.03*       (1.65)*       175

   0.00            0.00           0.00           0.00          14.64     (6.57)     216,284       2.07 (f)*   (1.71)*        98
   0.00            0.00          (5.08)         (5.08)         15.67    (26.26)     255,355       2.05        (1.42)        237
   0.00           (7.88)          0.00          (7.88)         27.22     49.88      401,118       2.06        (1.57)        254
   0.00           (4.62)          0.00          (4.62)         24.19      3.20      308,877       2.06        (1.62)        175
   0.00           (1.94)          0.00          (1.94)         28.86     13.01      500,011       2.06        (1.63)         86
   0.00           (4.91)          0.00          (4.91)         27.38     (9.40)     629,446       1.97*       (0.95)*        69

$  0.00         $ (1.32)       $  0.00        $ (1.32)       $ 20.58     13.60%   $ 863,536       1.26%(g)*    0.19%*        56%
   0.00           (1.13)          0.00          (1.20)         19.31     38.39      424,024       1.25         0.57         138
   0.00           (2.59)         (0.86)         (3.45)         14.95      3.36       68,433       1.25         0.36         133
   0.00           (2.33)          0.00          (2.33)         18.21      9.94       90,445       1.26        (0.04)        221
   0.00           (3.53)          0.00          (3.61)         19.10     30.98       85,562       1.26         0.35         192
   0.00           (2.25)          0.00          (2.37)         17.73     27.53       33,606       1.23*        0.95*        131

   0.00           (1.32)          0.00          (1.32)         19.86     13.21      629,753       2.01 (h)*   (0.55)*        56
   0.00           (1.13)          0.00          (1.14)         18.74     37.23      315,977       2.00        (0.17)        138
   0.00           (2.59)         (0.86)         (3.45)         14.60      2.59       89,621       2.00        (0.45)        133
   0.00           (2.33)          0.00          (2.33)         17.99      8.94      126,576       2.00        (0.78)        221
   0.00           (3.53)          0.00          (3.55)         19.06     29.99      100,688       2.01        (0.39)        192
   0.00           (2.25)          0.00          (2.30)         17.77     26.88       37,253       1.97*        0.20*        131

   0.00           (1.32)          0.00          (1.32)         19.74     13.17      971,023       2.01 (h)*   (0.54)*        56
   0.00           (1.13)          0.00          (1.14)         18.64     37.29      607,511       2.00        (0.14)        138
   0.00           (2.59)         (0.86)         (3.45)         14.52      2.60      311,519       2.00        (0.45)        133
   0.00           (2.33)          0.00          (2.33)         17.91      9.12      442,049       2.00        (0.79)        221
   0.00           (3.53)          0.00          (3.54)         18.96     29.98      469,797       2.01        (0.37)        192
   0.00           (2.25)          0.00          (2.29)         17.69     26.86      313,226       1.97*        0.21*        131

(d) Ratio of expenses to average net assets excluding trustee's expense is 1.85%.
(e) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.30%.
(f) Ratio of expenses to average net assets excluding trustee's and interest expense is 2.05%.
(g) Ratio of expenses to average net assets excluding trustee's expense is 1.25%.
(h) Ratio of expenses to average net assets excluding trustee's expense is 2.00%.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 65

                                                                                   Net Realized /
                                                Net Asset Value                    Unrealized Gain  Total Income      Dividends from
                                                Beginning of      Net Investment   (Loss) on        from Investment   Net Investment
                                                Period            Income (Loss)    Investments      Operations        Income
Selected Per Share Data for
the Year or Period Ended:

Select Growth Fund
   Class A
     12/31/2001 (b)                             $ 16.00           $ (0.04)(a)      $  (1.79)(a)     $  (1.83)         $  0.00
     06/30/2001                                   23.99              0.01 (a)         (7.94)(a)        (7.93)            0.00
     03/31/2000-06/30/2000                        23.25              0.00 (a)          0.74 (a)         0.74             0.00
   Class B
     12/31/2001 (b)                               15.88             (0.09)(a)         (1.78)(a)        (1.87)            0.00
     06/30/2001                                   23.96             (0.16)(a)         (7.88)(a)        (8.04)            0.00
     03/31/2000-06/30/2000                        23.25             (0.06)(a)          0.77 (a)         0.71             0.00
   Class C
     12/31/2001 (b)                               15.88             (0.09)(a)         (1.77)(a)        (1.86)            0.00
     06/30/2001                                   23.96             (0.15)(a)         (7.89)(a)        (8.04)            0.00
     03/31/2000-06/30/2000                        23.25             (0.05)(a)          0.76 (a)         0.71             0.00

Select International Fund
   Class A
     12/31/2001 (b)                              $ 5.00           $ (0.02)(a)      $  (0.52)(a)     $  (0.54)         $ (0.01)
     10/30/2000-06/30/2001                         6.70              0.05 (a)         (1.75)(a)        (1.70)            0.00
   Class B
     12/31/2001 (b)                                4.98             (0.04)(a)         (0.53)(a)        (0.57)            0.00
     10/30/2000-06/30/2001                         6.70              0.03 (a)         (1.75)(a)        (1.72)            0.00
   Class C
     12/31/2001 (b)                                4.97             (0.04)(a)         (0.52)(a)        (0.56)            0.00
     10/30/2000-06/30/2001                         6.70              0.03 (a)         (1.76)(a)        (1.73)            0.00

Small-Cap Value Fund
   Class A
     12/31/2001 (b)                             $ 19.02           $  0.17 (a)      $   0.33 (a)     $   0.50          $ (0.11)
     06/30/2001                                   14.12              0.35 (a)          4.90 (a)         5.25            (0.35)
     06/30/2000                                   15.93              0.32 (a)         (1.81)(a)        (1.49)           (0.32)
     06/30/1999                                   17.58              0.26 (a)         (1.29)(a)        (1.03)           (0.17)
     06/30/1998                                   15.75              0.23 (a)          2.49 (a)         2.72            (0.13)
     01/20/1997-06/30/1997                        14.02              0.10              1.63             1.73             0.00
   Class B
     12/31/2001 (b)                               18.84              0.11 (a)          0.31 (a)         0.42            (0.06)
     06/30/2001                                   14.04              0.23 (a)          4.87 (a)         5.10            (0.30)
     06/30/2000                                   15.79              0.21 (a)         (1.79)(a)        (1.58)           (0.17)
     06/30/1999                                   17.43              0.14 (a)         (1.27)(a)        (1.13)           (0.06)
     06/30/1998                                   15.71              0.09 (a)          2.48 (a)         2.57            (0.09)
     01/20/1997-06/30/1997                        14.02              0.08              1.61             1.69             0.00
   Class C
     12/31/2001 (b)                               18.86              0.10 (a)          0.32 (a)         0.42            (0.05)
     06/30/2001                                   14.06              0.23 (a)          4.87 (a)         5.10            (0.30)
     06/30/2000                                   15.82              0.21 (a)         (1.79)(a)        (1.58)           (0.18)
     06/30/1999                                   17.44              0.14 (a)         (1.27)(a)        (1.13)           (0.04)
     06/30/1998                                   15.71              0.09 (a)          2.49 (a)         2.58            (0.09)
     01/20/1997-06/30/1997                        14.02              0.08              1.61             1.69             0.00

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Unaudited
(c) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.25%.
(d) Ratio of expenses to average net assets excluding trustee's and interest expense is 2.00%.
(e) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.70%.
(f) Ratio of expenses to average net assets excluding trustee's and interest expense is 2.45%.
(g) Ratio of expenses to average net assets excluding trustee's expense is 1.25%.
(h) Ratio of expenses to average net assets excluding trustee's expense is 2.00%.

66 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                             Ratio of Net
Dividends       Distributions  Distributions                                                     Ratio of    Investment
in Excess of    from Net       in Excess of                  Net Asset            Net Assets     Expenses    Income (Loss) Portfolio
Net Investment  Realized       Net Realized   Total          Value End  Total     End of         to Average  to Average    Turnover
Income          Capital Gains  Capital Gains  Distributions  of Period  Return    Period (000s)  Net Assets  Net Assets    Rate
$  0.00         $  0.00        $  0.00        $  0.00        $ 14.17    (11.44)%  $   7,501       1.30%(c)*   (0.60)%*       80%
  (0.06)           0.00           0.00          (0.06)         16.00    (33.13)      16,320       1.25         0.04         150
   0.00            0.00           0.00           0.00          23.99      3.18        7,841       1.25*       (0.01)*       170

   0.00            0.00           0.00           0.00          14.01    (11.78)       8,967       2.05 (d)*   (1.31)*        80
  (0.04)           0.00           0.00          (0.04)         15.88    (33.60)      11,436       2.00        (0.85)        150
   0.00            0.00           0.00           0.00          23.96      3.05        2,173       2.00*       (0.96)*       170

   0.00            0.00           0.00           0.00          14.02    (11.71)      14,440       2.05 (d)*   (1.32)*        80
  (0.04)           0.00           0.00          (0.04)         15.88    (33.62)      18,189       2.00        (0.75)        150
   0.00            0.00           0.00           0.00          23.96      3.05        4,196       2.00*       (0.90)*       170

$  0.00         $  0.00        $  0.00        $ (0.01)       $  4.45    (10.84)%  $   5,661       1.79%(e)*    (0.78)%*       51%
   0.00            0.00           0.00           0.00           5.00    (25.37)      10,650       1.70*        1.31*        168

   0.00            0.00           0.00           0.00           4.41    (11.38)       4,644       2.58 (f)*   (1.59)*        51
   0.00            0.00           0.00           0.00           4.98    (25.67)       6,076       2.45*        0.73*        168

   0.00            0.00           0.00           0.00           4.41    (11.18)      43,312       2.58 (f)*   (1.60)*        51
   0.00            0.00           0.00           0.00           4.97    (25.82)      52,852       2.45*        0.74*        168

$  0.00         $  0.00        $  0.00        $ (0.11)       $ 19.41      2.65%   $ 152,997       1.26%(g)*     1.87%*        17%
   0.00            0.00           0.00          (0.35)         19.02     37.74      150,151       1.25         2.13          41
   0.00            0.00           0.00          (0.32)         14.12     (9.26)     114,347       1.26         2.28          55
   0.00            0.00          (0.45)         (0.62)         15.93     (5.50)     107,569       1.25         1.74          60
   0.00           (0.76)          0.00          (0.89)         17.58     17.33       75,070       1.25         1.27          41
   0.00            0.00           0.00           0.00          15.75     12.34        6,563       1.30*        1.94*         48

   0.00            0.00           0.00          (0.06)         19.20      2.27      120,348       2.01 (h)*    1.15*         17
   0.00            0.00           0.00          (0.30)         18.84     36.80       79,803       2.00         1.39          41
   0.00            0.00           0.00          (0.17)         14.04     (9.94)      55,435       2.01         1.46          55
   0.00            0.00          (0.45)         (0.51)         15.79     (6.22)      96,994       2.00         0.95          60
   0.00           (0.76)          0.00          (0.85)         17.43     16.40      110,833       2.00         0.53          41
   0.00            0.00           0.00           0.00          15.71     12.05       11,077       2.04*        1.23*         48

   0.00            0.00           0.00          (0.05)         19.23      2.26      135,131       2.01 (h)*    1.13*         17
   0.00            0.00           0.00          (0.30)         18.86     36.75      109,519       2.00         1.38          41
   0.00            0.00           0.00          (0.18)         14.06     (9.95)      69,808       2.01         1.46          55
   0.00            0.00          (0.45)         (0.49)         15.82     (6.21)     112,926       2.00         0.95          60
   0.00           (0.76)          0.00          (0.85)         17.44     16.42      130,466       2.00         0.52          41
   0.00            0.00           0.00           0.00          15.71     12.05       20,637       2.05*        1.13*         48

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 67

                                                                                   Net Realized /
                                                Net Asset Value                    Unrealized Gain  Total Income      Dividends from
                                                Beginning of      Net Investment   (Loss) on        from Investment   Net Investment
                                                Period            Income (Loss)    Investments      Operations        Income
Selected Per Share Data for
the Year or Period Ended:

Target Fund
   Class A
     12/31/2001 (b)                             $ 19.31           $ (0.05)(a)      $  (2.63)(a)     $  (2.68)         $  0.00
     06/30/2001                                   31.14             (0.18)(a)         (7.62)(a)        (7.80)            0.00
     06/30/2000                                   17.72             (0.23)(a)         15.45 (a)        15.22             0.00
     03/31/1999-06/30/1999                        16.35             (0.09)(a)          2.44 (a)         2.35             0.00
     06/30/1998                                   16.82             (0.08)(a)          4.06 (a)         3.98             0.00
     10/01/1996-06/30/1997                        17.11             (0.04)(a)          1.82 (a)         1.78             0.00
   Class B
     12/31/2001 (b)                               17.33             (0.10)(a)         (2.36)(a)        (2.46)            0.00
     06/30/2001                                   28.60             (0.33)(a)         (6.91)(a)        (7.24)            0.00
     06/30/2000                                   16.44             (0.39)(a)         14.35 (a)        13.96             0.00
     06/30/1999                                   15.34             (0.19)(a)          2.27 (a)         2.08             0.00
     06/30/1998                                   16.14             (0.19)(a)          3.84 (a)         3.65             0.00
     10/01/1996-06/30/1997                        16.58             (0.12)(a)          1.75 (a)         1.63             0.00
   Class C
     12/31/2001 (b)                               17.33             (0.10)(a)         (2.36)(a)        (2.46)            0.00
     06/30/2001                                   28.59             (0.34)(a)         (6.89)(a)        (7.23)            0.00
     06/30/2000                                   16.43             (0.38)(a)         14.34 (a)        13.96             0.00
     06/30/1999                                   15.34             (0.19)(a)          2.26 (a)         2.07             0.00
     06/30/1998                                   16.13             (0.19)(a)          3.85 (a)         3.66             0.00
     10/01/1996-06/30/1997                        16.58             (0.12)(a)          1.74 (a)         1.62             0.00

Tax-Efficient Equity Fund
   Class A
     12/31/2001 (b)                             $ 10.34           $  0.01 (a)      $  (0.60)(a)     $  (0.59)         $  0.00
     06/30/2001                                   12.24              0.00 (a)         (1.90)(a)        (1.90)            0.00
     06/30/2000                                   11.59              0.00 (a)          0.65 (a)         0.65             0.00
     07/10/1998-06/30/1999                        10.00              0.03 (a)          1.56 (a)         1.59             0.00
   Class B
     12/31/2001 (b)                               10.11             (0.02)(a)         (0.60)(a)        (0.62)            0.00
     06/30/2001                                   12.06             (0.08)(a)         (1.87)(a)        (1.95)            0.00
     06/30/2000                                   11.51             (0.09)(a)          0.64 (a)         0.55             0.00
     07/10/1998-06/30/1999                        10.00             (0.05)(a)          1.56 (a)         1.51             0.00
   Class C
     12/31/2001 (b)                               10.11             (0.02)(a)         (0.60)(a)        (0.62)            0.00
     06/30/2001                                   12.06             (0.08)(a)         (1.87)(a)        (1.95)            0.00
     06/30/2000                                   11.51             (0.09)(a)          0.64 (a)         0.55             0.00
     07/10/1998-06/30/1999                        10.00             (0.05)(a)          1.56 (a)         1.51             0.00

Value Fund
   Class A
     12/31/2001 (b)                             $ 16.12           $  0.03 (a)      $   1.03 (a)     $   1.06          $  0.00
     06/30/2001                                   11.38              0.13 (a)          4.70 (a)         4.83            (0.09)
     06/30/2000                                   15.29              0.22 (a)         (1.33)(a)        (1.11)           (0.23)
     06/30/1999                                   15.64              0.24 (a)          1.35 (a)         1.59            (0.22)
     06/30/1998                                   14.80              0.19 (a)          2.46 (a)         2.65            (0.18)
     01/13/1997-06/30/1997                        13.17              0.47              1.26             1.73            (0.10)
   Class B
     12/31/2001 (b)                               16.02             (0.03)(a)          1.03 (a)         1.00             0.00
     06/30/2001                                   11.36              0.02 (a)          4.69 (a)         4.71            (0.05)
     06/30/2000                                   15.26              0.13 (a)         (1.33)(a)        (1.20)           (0.13)
     06/30/1999                                   15.63              0.12 (a)          1.35 (a)         1.47            (0.12)
     06/30/1998                                   14.80              0.07 (a)          2.46 (a)         2.53            (0.07)
     01/13/1997-06/30/1997                        13.16              0.44              1.26             1.70            (0.06)
   Class C
     12/31/2001 (b)                               16.03             (0.03)(a)          1.03 (a)         1.00             0.00
     06/30/2001                                   11.36              0.02 (a)          4.70 (a)         4.72            (0.05)
     06/30/2000                                   15.26              0.13 (a)         (1.33)(a)        (1.20)           (0.13)
     06/30/1999                                   15.63              0.12 (a)          1.35 (a)         1.47            (0.12)
     06/30/1998                                   14.80              0.07 (a)          2.46 (a)         2.53            (0.07)
     01/13/1997-06/30/1997                        13.15              0.43              1.28             1.71            (0.06)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Unaudited
(c) Ratio of expenses to average net assets excluding trustee's expense is 1.20%.
(d) Ratio of expenses to average net assets excluding trustee's expense is 1.95%.
(e) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 1.85%.

68 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                                                             Ratio of Net
Dividends       Distributions  Distributions                                                     Ratio of    Investment
in Excess of    from Net       in Excess of                  Net Asset            Net Assets     Expenses    Income (Loss) Portfolio
Net Investment  Realized       Net Realized   Total          Value End  Total     End of         to Average  to Average    Turnover
Income          Capital Gains  Capital Gains  Distributions  of Period  Return    Period (000s)  Net Assets  Net Assets    Rate
$  0.00         $  0.00        $  0.00        $  0.00        $ 16.63    (13.88)%  $  231,297      1.22%(c)*   (0.63)%*       53%
   0.00           (1.41)         (2.62)         (4.03)         19.31    (27.78)      281,616      1.20        (0.75)        109
   0.00           (1.80)          0.00          (1.80)         31.14     90.36       305,304      1.21        (0.91)         99
   0.00           (0.98)          0.00          (0.98)         17.72     15.69       170,277      1.21        (0.57)        229
   0.00           (4.45)          0.00          (4.45)         16.35     27.49       157,277      1.22        (0.49)        226
   0.00           (2.07)          0.00          (2.07)         16.82     11.19       150,689      1.20*       (0.31)*       145

   0.00            0.00           0.00           0.00          14.87    (14.20)      199,026      1.97 (d)*   (1.38)*        53
   0.00           (1.41)         (2.62)         (4.03)         17.33    (28.34)      246,999      1.95        (1.49)        109
   0.00           (1.80)          0.00          (1.80)         28.60     89.74       223,939      1.96        (1.66)         99
   0.00           (0.98)          0.00          (0.98)         16.44     14.93        78,659      1.95        (1.31)        229
   0.00           (4.45)          0.00          (4.45)         15.34     26.45        76,194      1.96        (1.24)        226
   0.00           (2.07)          0.00          (2.07)         16.14     10.58        67,531      1.94*       (1.05)*       145

   0.00            0.00           0.00           0.00          14.87    (14.20)      946,491      1.97 (d)*   (1.38)*        53
   0.00           (1.41)         (2.62)         (4.03)         17.33    (28.31)    1,204,807      1.95        (1.50)        109
   0.00           (1.80)          0.00          (1.80)         28.59     89.79     1,676,384      1.96        (1.67)         99
   0.00           (0.98)          0.00          (0.98)         16.43     14.86       910,494      1.95        (1.31)        229
   0.00           (4.45)          0.00          (4.45)         15.34     26.53       952,728      1.96        (1.24)        226
   0.00           (2.07)          0.00          (2.07)         16.13     10.52       969,317      1.94*       (1.06)*       145

$  0.00         $  0.00        $  0.00        $  0.00        $  9.75     (5.71)%  $    5,901      1.12%(e)*     0.23%*        12%
   0.00            0.00           0.00           0.00          10.34    (15.52)        6,896      1.10         0.04          41
   0.00            0.00           0.00           0.00          12.24      5.61         9,226      1.11         0.02          32
   0.00            0.00           0.00           0.00          11.59     15.90         6,579      1.11*        0.25*         13

   0.00            0.00           0.00           0.00           9.49     (6.13)        7,924      1.87 (f)*   (0.52)*        12
   0.00            0.00           0.00           0.00          10.11    (16.17)        9,600      1.85        (0.71)         41
   0.00            0.00           0.00           0.00          12.06      4.78        10,794      1.86        (0.74)         32
   0.00            0.00           0.00           0.00          11.51     15.10         6,370      1.85*       (0.50)*        13

   0.00            0.00           0.00           0.00           9.49     (6.13)       12,015      1.87 (f)*   (0.52)*        12
   0.00            0.00           0.00           0.00          10.11    (16.17)       13,559      1.85        (0.71)         41
   0.00            0.00           0.00           0.00          12.06      4.78        15,651      1.86        (0.73)         32
   0.00            0.00           0.00           0.00          11.51     15.10        10,742      1.84*       (0.52)*        13

$  0.00         $ (1.91)       $  0.00        $ (1.91)       $ 15.27      6.92%   $   71,641      1.11%(e)*     0.38%*       129%
   0.00            0.00           0.00          (0.09)         16.12     42.61        46,410      1.10         0.90         204
   0.00           (0.57)         (2.00)         (2.80)         11.38     (7.11)       19,087      1.11         1.76         196
   0.00           (1.72)          0.00          (1.94)         15.29     11.93        22,267      1.11         1.68         101
   0.00           (1.63)          0.00          (1.81)         15.64     18.86        21,742      1.11         1.19          77
   0.00            0.00           0.00          (0.10)         14.80     13.19        15,648      1.11*        1.71*         71

   0.00           (1.91)          0.00          (1.91)         15.11      6.60        82,651      1.86 (f)*   (0.37)*       129
   0.00            0.00           0.00          (0.05)         16.02     41.50        59,708      1.85         0.15         204
   0.00           (0.57)         (2.00)         (2.70)         11.36     (7.77)       26,908      1.86         1.02         196
   0.00           (1.72)          0.00          (1.84)         15.26     11.05        36,314      1.85         0.85         101
   0.00           (1.63)          0.00          (1.70)         15.63     17.98        35,716      1.86         0.45          77
   0.00            0.00           0.00          (0.06)         14.80     12.93        25,433      1.86*        0.96*         71

   0.00           (1.91)          0.00          (1.91)         15.12      6.59       131,724      1.86 (f)*   (0.36)*       129
   0.00            0.00           0.00          (0.05)         16.03     41.59       100,166      1.85         0.17         204
   0.00           (0.57)         (2.00)         (2.70)         11.36     (7.81)       53,756      1.86         1.02         196
   0.00           (1.72)          0.00          (1.84)         15.26     11.04        80,594      1.85         0.83         101
   0.00           (1.63)          0.00          (1.70)         15.63     17.98        88,235      1.86         0.45          77
   0.00            0.00           0.00          (0.06)         14.80     13.02        64,110      1.86*        0.97*         71

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 69

PIMCO Statements of Assets and Liabilities A, B, and C Classes
December 31, 2001 (Unaudited)

                                                              Asset        Capital        Equity       Global
                                                              Allocation   Appreciation   Income       Innovation
Amounts in thousands, except per share amounts                Fund         Fund           Fund         Fund
Assets:

Investments, at value                                         $   48,408   $  716,739     $   38,681   $  197,072
Cash and foreign currency                                             16            0              1          172
Receivable for investments sold                                        0        2,858              0        8,815
Receivable for Fund shares sold                                      341        3,563            599          883
Interest and dividends receivable                                      0          575            103            9
Manager reimbursement receivable                                       0            0              0            7
Other assets                                                           2            0              0            0
                                                                  48,767      723,735         39,384      206,958
Liabilities:

Payable for investments purchased                             $        0   $   13,420     $        0   $   14,416
Due to Custodian                                                       0            4              0            0
Payable for Fund shares redeemed                                     117        1,500              4        4,281
Dividends payable                                                     18            0              0            0
Accrued investment advisory fee                                        0          260             14          162
Accrued administration fee                                            16          176              8           97
Accrued distribution fee                                              27          129              1           82
Accrued servicing fee                                                 10           52              0           40
Other liabilities                                                      0            0              0            2
                                                                     188       15,541             27       19,080


Net Assets                                                    $   48,579   $  708,194     $   39,357   $  187,878

Net Assets Consist of:

Paid in capital                                               $   49,600   $  723,718     $   34,092   $  422,714
Undistributed (overdistributed) net investment income              1,076          191            (19)      (2,180)
Accumulated undistributed net realized (loss)                     (1,946)     (49,745)          (790)    (240,032)
Net unrealized appreciation (depreciation)                          (151)      34,030          6,074        7,376
                                                                  48,579      708,194         39,357      187,878
Net Assets:

Class A                                                       $    4,608   $   98,101     $       50   $   56,607
Class B                                                           10,515       69,684             60       48,195
Class C                                                           33,417       82,217             11       80,486
Other Classes                                                         39      458,192         39,236        2,590

Shares Issued and Outstanding:

Class A                                                              468        5,979              4        6,646
Class B                                                            1,070        4,425              5        5,729
Class C                                                            3,402        5,209              1        9,568

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)

Class A                                                       $     9.85   $    16.41     $    11.32   $     8.52
Class B                                                             9.83        15.75          11.30         8.41
Class C                                                             9.82        15.78          11.31         8.42

Cost of Investments Owned                                     $   50,827   $  682,709     $   32,607   $  189,695

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

70 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                              Healthcare                                                                               Select
Growth &                      Innovation    Innovation                    Opportunity    Renaissance    Select         International
Income Fund    Growth Fund    Fund          Fund          Mid-Cap Fund    Fund           Fund           Growth Fund    Fund
$   80,757     $ 1,489,246    $   4,630     $ 1,871,836   $   978,630     $ 409,996      $ 2,622,735    $  34,572      $  82,680
        21             737            1           3,021             0             0                0           33              0
         0               0           10          55,687        10,986         6,215           15,901            0            395
       581           1,689           44           4,404         2,524         1,376           49,396          198             34
       183           1,755            1              63           685            19            1,565           27            117
         0               0            0               0             0             0                0            0              0
         0               0            0               0             0             0                2            1             79
    81,542       1,493,427        4,686       1,935,011       992,825       417,606        2,689,599       34,831         83,305

$        0     $         0    $     238     $    18,545   $    24,804     $   3,817      $    33,014    $       0      $       0
         0               0            0               0           326           167            9,178            0          2,814
       384           6,599            0          13,985         4,346         1,394            3,633          558          1,428
         0               0            0               0             0             0                0            0              0
        39             620            2           1,056           350           213            1,208           17             51
        25             492            1             647           231           120              794           11             44
        24             823            1             827           129           145              920           14             33
         8             304            1             401            61            64              484            6             12
         0               0            0               0             0             1               46            0              8
       480           8,838          243          35,461        30,247         5,921           49,277          606          4,390

$   81,062     $ 1,484,589    $   4,443     $ 1,899,550   $   962,578     $ 411,685      $ 2,640,322    $  34,225      $  78,915

$  117,693     $ 1,551,492    $   4,391     $ 4,396,530   $ 1,017,382     $ 493,498      $ 2,351,258    $  65,105      $ 107,447
         0          (6,725)         (23)        (15,815)          (89)       (2,541)          97,373         (196)          (825)
   (38,421)       (259,723)        (294)     (2,549,271)     (138,306)     (139,145)         (74,349)     (29,474)       (18,071)
     1,790         199,545          369          68,106        83,591        59,873          266,040       (1,210)        (9,636)
    81,062       1,484,589        4,443       1,899,550       962,578       411,685        2,640,322       34,225         78,915

$   11,409     $   142,074    $     955     $   553,628   $   124,852     $  79,046      $   863,536    $   7,501      $   5,661
    14,404         126,347        1,223         571,197        78,357        21,258          629,753        8,967          4,644
    15,967       1,185,360        1,264         718,029        90,964       216,284          971,023       14,440         43,312
    39,282          30,808        1,001          56,696       668,405        95,097          176,010        3,317         25,298

     1,501           6,569          105          24,487         6,510         4,425           41,967          529          1,272
     1,908           6,707          135          26,921         4,240         1,452           31,714          640          1,052
     2,117          62,921          140          33,854         4,921        14,774           49,196        1,030          9,823

$     7.60     $     21.63    $    9.13     $     22.61   $     19.18     $   17.86      $     20.58    $   14.17      $    4.45
      7.55           18.84         9.03           21.22         18.48         14.64            19.86        14.01           4.41
      7.54           18.84         9.04           21.21         18.49         14.64            19.74        14.02           4.41

$   78,967     $ 1,289,701    $   4,261     $ 1,803,730   $   895,039     $ 350,123      $ 2,356,705    $  35,782      $  92,318

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 71

December 31, 2001 (Unaudited)

                                                              Small-Cap                   Tax-Efficient
Amounts in thousands, except per share amounts                Value Fund   Target Fund    Equity Fund     Value Fund
Assets:

Investments, at value                                         $  488,888   $ 1,444,670    $   41,169      $  428,819
Cash and foreign currency                                              0           742             0             146
Receivable for investments sold                                    5,631             0           625          11,073
Receivable for Fund shares sold                                    4,477         3,007           208           4,759
Interest and dividends receivable                                  1,155           508            43             554
Manager reimbursement receivable                                       0             0             0               0
Other assets                                                           0             0             4               0
                                                                 500,151     1,448,927        42,049         445,351

Liabilities:

Payable for investments purchased                             $    2,846   $     1,197    $        0      $   15,015
Due to Custodian                                                     386             0           258               0
Payable for Fund shares redeemed                                  27,660         4,810           362           1,017
Dividends payable                                                      0             0             0               0
Accrued investment advisory fee                                      232           646            16             152
Accrued administration fee                                           148           462            12             120
Accrued distribution fee                                             153           702            16             137
Accrued servicing fee                                                 85           281             5              59
Other liabilities                                                      0             1             4               0

                                                                  31,510         8,099           673          16,500


Net Assets                                                    $  468,641   $ 1,440,828    $   41,376      $  428,851

Net Assets Consist of:

Paid in capital                                               $  427,626   $ 1,497,561    $   46,463      $  400,219
Undistributed (overdistributed) net investment income              3,406        (8,996)          (17)         39,109
Accumulated undistributed net realized gain (loss)                 3,925      (204,230)       (9,527)        (35,755)
Net unrealized appreciation                                       33,684       156,493         4,457          25,278
                                                                 468,641     1,440,828        41,376         428,851

Net Assets:

Class A                                                       $  152,997   $   231,297    $    5,901      $   71,641
Class B                                                          120,348       199,026         7,924          82,651
Class C                                                          135,131       946,491        12,015         131,724
Other Classes                                                     60,165        64,014        15,536         142,835

Shares Issued and Outstanding:

Class A                                                            7,882        13,912           605           4,690
Class B                                                            6,270        13,385           835           5,470
Class C                                                            7,028        63,669         1,265           8,713

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)

Class A                                                       $    19.41   $     16.63    $     9.75      $    15.27
Class B                                                            19.20         14.87          9.49           15.11
Class C                                                            19.23         14.87          9.49           15.12
Cost of Investments Owned                                     $  455,205   $ 1,288,177    $   36,712      $  403,541

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

72 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Statements of Operations A, B, and C Classes
For the six months ended December 31, 2001 (Unaudited)

                                                                       Asset        Capital        Equity       Global
                                                                       Allocation   Appreciation   Income       Innovation
Amounts in thousands                                                   Fund         Fund           Fund         Fund
Investment Income:

Dividends, net of foreign taxes                                        $    1,490   $    4,421     $      784   $       17
Interest                                                                        0          655              9           32
Miscellaneous Income                                                            0           17              0            0
   Total Income                                                             1,490        5,093            793           49

Expenses:

Investment advisory fees                                                        0        1,580             96          927
Administration fees                                                            62        1,067             54          556
Distribution fees - Class B                                                    27          252              0          176
Distribution fees - Class C                                                    76          296              0          298
Servicing fees - Class A                                                        4          128              0           70
Servicing fees - Class B                                                        9           84              0           59
Servicing fees - Class C                                                       25           98              0           99
Distribution and/or servicing fees - Other Classes                              0          244              1            3
Trustees' fees                                                                  0           46              3           13
Interest expense                                                                0            0             12           25
   Total expenses                                                             203        3,795            166        2,226
   Reimbursement by Manager                                                     0            0              0           (8)
   Net Expenses                                                               203        3,795            166        2,218

Net Investment Income (Loss)                                                1,287        1,298            627       (2,169)


Net Realized and Unrealized Gain (Loss):


Net realized gain (loss) on investments                                      (768)     (35,973)         2,302      (35,627)
Net realized gain (loss) on foreign currency transactions                       0            0              0          (29)
Net change in unrealized appreciation (depreciation) on investments           317      (13,403)        (2,838)      (2,272)


   Net (Loss)                                                                (451)     (49,376)          (536)     (37,928)

Net Increase (Decrease) in Assets
   Resulting from Operations                                           $      836   $  (48,078)    $       91   $  (40,097)

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 73

For the six months ended December 31, 2001 (Unaudited)

                                                                                                   Healthcare
                                                                       Growth &                    Innovation   Innovation
Amounts in thousands                                                   Income Fund   Growth Fund   Fund         Fund
Investment Income:

Dividends, net of foreign taxes                                        $      740    $    7,291    $        4   $      366
Interest                                                                      174           452             1        1,148
Income from securities loaned                                                   0            28             0          318
Miscellaneous Income                                                            1             2             0            0
   Total Income                                                               915         7,773             5        1,832

Expenses:

Investment advisory fees                                                      226         3,975            11        6,270
Administration fees                                                           144         3,158             6        3,842
Distribution fees - Class B                                                    53           513             2        2,205
Distribution fees - Class C                                                    56         4,775             2        2,769
Servicing fees - Class A                                                       14           189             1          688
Servicing fees - Class B                                                       18           171             1          735
Servicing fees - Class C                                                       19         1,591             1          923
Distribution and/or servicing fees - Other Classes                             37             7             0           43
Trustees' fees                                                                  4           119             0          165
Interest expense                                                                0             0             0            7
Miscellaneous expense                                                           0             0             0            0
   Total expenses                                                             571        14,498            24       17,647

Net Investment Income (Loss)                                                  344        (6,725)          (19)     (15,815)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                   (17,623)     (252,105)         (149)    (656,657)
Net realized gain (loss) on foreign currency transactions                       0             0             0            0
Net change in unrealized appreciation (depreciation) on investments         3,678        43,916           123       99,963
Net change in unrealized appreciation on translation of
   assets and liabilities denominated in foreign currencies                     0             0             0            0

   Net Gain (Loss)                                                        (13,945)     (208,189)          (26)    (556,694)

Net Increase (Decrease) in Assets
   Resulting from Operations                                           $  (13,601)   $ (214,914)   $      (45)  $ (572,509)

74 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                         Select
               Opportunity   Renaissance   Select        International   Small-Cap                  Tax-Efficient
Mid-Cap Fund   Fund          Fund          Growth Fund   Fund            Value Fund   Target Fund   Equity Fund     Value Fund
$      5,841   $       354   $    12,041   $       124   $         386   $    6,665   $     2,069   $         283   $    2,264
       1,035           211         1,235             9              17          181         1,909               5          395
           0           137           317             8               0            0           289               0           15
           3             1             3             1               0            1             5               0            0
       6,879           703        13,596           142             403        6,847         4,272             288        2,674


       2,156         1,247         5,585           116             322        1,308         4,037              96          805
       1,426           708         3,672            75             276          823         2,899              74          629
         299            77         1,633            36              19          354           766              33          254
         346           780         2,752            56             173          440         3,680              46          416
         157            94           734            14              12          199           289               8           68
         100            26           544            12               6          118           255              11           85
         115           260           917            19              58          147         1,227              14          139
         193             9            50             0              21           27            10              19           66
          64            27            87             3               5           24           105               3           19
           0            16             0             7              37            0             0               1            1
           0             0             1             0               0            0             0               0            0
       4,856         3,244        15,975           338             929        3,440        13,268             305        2,482

       2,023        (2,541)       (2,379)         (196)           (526)       3,407        (8,996)            (17)         192


     (84,662)      (39,999)       65,442        (7,578)         (9,913)       9,230      (180,936)         (1,503)      15,404
           0             0            33             0          (1,819)           0             0               0          (46)
      (2,800)       10,975       208,793         2,134           3,632          455       (64,483)         (1,276)      11,513

           0             0            10             0               7            0             0               0            0

     (87,462)      (29,024)      274,278        (5,444)         (8,093)       9,685      (245,419)         (2,779)      26,871


$    (85,439)  $   (31,565)  $   271,899   $    (5,640)  $      (8,619)  $   13,092   $  (254,415)  $      (2,796)  $   27,063

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 75

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands                                             Asset Allocation Fund             Capital Appreciation Fund

                                                                  Six Months Ended     Year Ended   Six Months Ended     Year Ended
Increase (Decrease) in Net Assets from:                          December 31, 2001  June 30, 2001  December 31, 2001  June 30, 2001
                                                                       (Unaudited)                       (Unaudited)
Operations:

Net investment income (loss)                                          $      1,287    $       972        $     1,298    $     1,611
Net realized gain (loss)                                                      (768)        (1,669)           (35,973)        39,604
Net capital gain distributions received from underlying funds                    0            679                  0              0
Net change in unrealized appreciation (depreciation)                           317           (552)           (13,403)      (117,029)
Net increase (decrease) resulting from operations                              836           (570)           (48,078)       (75,814)

Distributions to Shareholders:
From net investment income
   Class A                                                                     (32)          (135)              (125)          (342)
   Class B                                                                     (43)          (240)                 0            (15)
   Class C                                                                    (136)          (595)                 0            (18)
   Other Classes                                                                 0             (4)            (1,045)        (2,653)
In excess of net investment income
   Class A                                                                       0              0                  0              0
   Class B                                                                       0              0                  0              0
   Class C                                                                       0              0                  0              0
   Other Classes                                                                 0              0                  0              0
From net realized capital gains
   Class A                                                                       0              0                  0        (13,005)
   Class B                                                                       0              0                  0         (9,416)
   Class C                                                                       0              0                  0        (11,673)
   Other Classes                                                                 0              0                  0        (72,956)
In excess of net realized capital gains
   Class A                                                                       0           (133)                 0        (16,689)
   Class B                                                                       0           (290)                 0        (12,084)
   Class C                                                                       0           (700)                 0        (14,980)
   Other Classes                                                                 0             (3)                 0        (93,626)
Tax Basis Return of Capital
   Class A                                                                       0            (21)                 0              0
   Class B                                                                       0            (37)                 0              0
   Class C                                                                       0            (91)                 0              0
   Other Classes                                                                 0              0                  0              0

Total Distributions                                                           (211)        (2,249)            (1,170)      (247,457)

Fund Share Transactions:
Receipts for shares sold
   Class A                                                                     372          1,477             37,657         68,636
   Class B                                                                   1,664          1,750             11,223         30,125
   Class C                                                                   3,864          5,144             14,013         38,451
   Other Classes                                                                 0             46             60,057        202,052
Issued in reorganization
   Class A                                                                   1,777              0                  0              0
   Class B                                                                   4,583              0                  0              0
   Class C                                                                  18,018              0                  0              0
   Other Classes                                                                 0              0                  0              0
Issued as reinvestment of distributions
   Class A                                                                      51            263                 92         23,085
   Class B                                                                      67            474                  0         17,012
   Class C                                                                     226          1,291                  0         21,545
   Other Classes                                                                 0              7                979        165,433
Cost of shares redeemed
   Class A                                                                    (659)          (521)           (42,836)       (31,493)
   Class B                                                                    (963)          (892)            (7,797)       (13,112)
   Class C                                                                  (2,515)        (1,705)           (10,084)       (22,932)
   Other Classes                                                               (22)           (54)           (51,347)      (223,856)
Net increase (decrease) resulting from Fund share transactions              26,463          7,280             11,957        274,946

Total Increase (Decrease) in Net Assets                                     27,088          4,461            (37,291)       (48,325)

Net Assets:
Beginning of period                                                   $     21,491    $    17,030        $   745,485    $   793,810
End of period *                                                             48,579         21,491            708,194        745,485

*Including net undistributed (overdistributed) investment
 income of:                                                           $      1,076    $         0        $       191    $        63

Amounts in thousands                                             Equity Income Fund

                                                                  Six Months Ended     Year Ended
Increase (Decrease) in Net Assets from:                          December 31, 2001  June 30, 2001
                                                                       (Unaudited)
Operations:

Net investment income (loss)                                           $       627    $     1,655
Net realized gain (loss)                                                     2,302            559
Net capital gain distributions received from underlying funds                    0              0
Net change in unrealized appreciation (depreciation)                        (2,838)        10,879
Net increase (decrease) resulting from operations                               91         13,093

Distributions to Shareholders:
From net investment income

   Class A                                                                       0              0
   Class B                                                                      (1)             0
   Class C                                                                       0              0
   Other Classes                                                              (903)        (1,398)
In excess of net investment income
   Class A                                                                       0              0
   Class B                                                                       0              0
   Class C                                                                       0              0
   Other Classes                                                                 0              0
From net realized capital gains
   Class A                                                                      (1)             0
   Class B                                                                      (4)             0
   Class C                                                                      (1)             0
   Other Classes                                                            (2,687)          (524)
In excess of net realized capital gains
   Class A                                                                       0              0
   Class B                                                                       0              0
   Class C                                                                       0              0
   Other Classes                                                                 0           (417)
Tax Basis Return of Capital
   Class A                                                                       0              0
   Class B                                                                       0              0
   Class C                                                                       0              0
   Other Classes                                                                 0              0

Total Distributions                                                         (3,597)        (2,339)

Fund Share Transactions:
Receipts for shares sold

   Class A                                                                      48              0
   Class B                                                                      63              0
   Class C                                                                      10              0
   Other Classes                                                             2,634         18,874
Issued in reorganization
   Class A                                                                       0              0
   Class B                                                                       0              0
   Class C                                                                       0              0
   Other Classes                                                                 0              0
Issued as reinvestment of distributions
   Class A                                                                       1              0
   Class B                                                                       1              0
   Class C                                                                       1              0
   Other Classes                                                             3,579          2,324
Cost of shares redeemed
   Class A                                                                       0              0
   Class B                                                                       0              0
   Class C                                                                       0              0
   Other Classes                                                           (15,650)        (9,302)
Net increase (decrease) resulting from Fund share transactions              (9,313)        11,896

Total Increase (Decrease) in Net Assets                                    (12,819)        22,650

Net Assets:
Beginning of period                                                    $    52,176    $    29,526
End of period *                                                             39,357         52,176

*Including net undistributed (overdistributed) investment
 income of:                                                            $       (19)   $       258

76 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Global Innovation Fund   Growth & Income Fund      Growth Fund                Healthcare Innovation Fund   Innovation Fund

Six Months   Year Ended  Six Months    Year Ended  Six Months    Year Ended   Six Months    Year Ended    Six Months    Year Ended
Ended        June 30,    Ended         June 30,    Ended         June 30,     Ended         June 30,      Ended         June 30,
December 31, 2001        December 31,  2001        December 31,  2001         December 31,  2001          December 31,  2001
2001                     2001                      2001                       2001                        2001
(Unaudited)              (Unaudited)               (Unaudited)                (Unaudited)                 (Unaudited)
$   (2,169)  $  (4,943)  $     344     $     67    $   (6,725)   $   (30,999) $    (19)     $  (10)       $  (15,815)   $   (62,226)
   (35,656)   (203,537)    (17,623)        (181)     (252,105)        29,294      (149)        (16)         (656,657)    (1,569,723)
         0           0           0            0             0              0         0           0                 0              0
    (2,272)       (928)      3,678       (1,928)       43,916       (958,027)      123         246            99,963     (1,717,050)
   (40,097)   (209,408)    (13,601)      (2,042)     (214,914)      (959,732)      (45)        220          (572,509)    (3,348,999)


         0           0         (59)          (2)            0              0         0           0                 0              0
         0           0         (20)          (2)            0              0         0           0                 0              0
         0           0         (28)         (11)            0              0         0           0                 0              0
         0           0        (237)         (14)            0              0         0           0                 0              0

         0           0           0            0             0              0         0           0                 0              0
         0           0           0            0             0              0         0           0                 0              0
         0           0           0            0             0              0         0           0                 0              0
         0           0           0            0             0              0         0           0                 0              0

         0           0           0            0        (1,054)       (16,132)        0           0                (6)             0
         0           0           0            0        (1,063)       (17,070)        0           0                (7)             0
         0           0           0            0       (10,030)      (161,834)        0           0                (9)             0
         0           0           0            0          (250)        (2,273)        0           0                 0              0

         0        (146)          0         (163)            0              0         0          (1)                0       (142,367)
         0        (132)          0         (148)            0              0         0          (1)                0       (169,504)
         0        (242)          0         (830)            0              0         0          (1)                0       (218,644)
         0         (15)          0       (1,122)            0              0         0        (125)                0        (13,404)

         0           0           0            0             0              0         0           0                 0              0
         0           0           0            0             0              0         0           0                 0              0
         0           0           0            0             0              0         0           0                 0              0
         0           0           0            0             0              0         0           0                 0              0

         0        (535)       (344)      (2,292)      (12,397)      (197,309)        0        (128)              (22)      (543,919)

   103,983     180,408       4,135        6,362        28,010        136,933       566         597           130,987        834,625
     6,171     110,100       3,550        6,117         6,118         74,718     1,115         401            33,624        436,140
    10,715     198,693       4,519        8,031        23,199        207,463       964         357            59,031        541,725
     4,025      13,473      11,834       37,165         6,938         19,512         0         970            17,910         96,581

         0           0           0        6,831             0              0         0           0                 0              0
         0           0           0       10,224             0              0         0           0                 0              0
         0           0           0       10,669             0              0         0           0                 0              0
         0           0           0        1,634             0              0         0           0                 0              0

         0         119          47          158           912         14,171         0           1                11        108,407
         0          96          16          110           816         12,783         0           1                 0        130,414
         0         192          23          217         8,368        133,483         0           1                 7        174,369
         0          13         233        1,099           250          2,277         0         124                 0         12,945

  (114,230)    (73,034)     (2,717)      (1,242)      (40,361)      (129,782)     (213)        (34)         (153,618)      (562,029)
    (9,996)    (20,391)     (2,029)        (779)      (22,675)       (38,190)     (330)        (11)          (86,390)      (251,217)
   (19,770)    (46,002)     (1,874)      (1,962)     (149,616)      (329,646)     (102)        (11)         (128,691)      (436,688)
    (3,990)     (7,405)     (2,253)      (5,691)       (3,921)       (10,917)        0           0           (15,635)       (56,665)
   (23,092)    356,262      15,484       78,943      (141,962)        92,805     2,000       2,396          (142,764)     1,028,607

   (63,189)    146,319       1,539       74,609      (369,273)    (1,064,236)    1,955       2,488          (715,295)    (2,864,311)

$  251,067   $ 104,748   $  79,523     $  4,914    $1,853,862    $ 2,918,098  $  2,488     $     0        $2,614,845    $ 5,479,156
   187,878     251,067      81,062       79,523     1,484,589      1,853,862     4,443       2,488         1,899,550      2,614,845

$   (2,180)  $     (11)  $       0     $      0    $   (6,725)   $         0  $    (23)    $    (4)       $  (15,815)   $         0

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 77

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands                                           Mid-Cap Fund                         Opportunity Fund

                                                            Six Months Ended        Year Ended            Six Months     Year Ended
Increase (Decrease) in Net Assets from:                    December 31, 2001     June 30, 2001     December 31, 2001  June 30, 2001
                                                                 (Unaudited)                             (Unaudited)
Operations:

Net investment income (loss)                                     $     2,023       $     5,609             $  (2,541)    $   (5,804)
Net realized gain (loss)                                             (84,662)           32,686               (39,999)       (91,653)
Net change in unrealized appreciation (depreciation)                  (2,800)         (100,090)               10,975        (63,764)
Net increase (decrease) resulting from operations                    (85,439)          (61,795)              (31,565)      (161,221)

Distributions to Shareholders:
From net investment income
   Class A                                                              (881)             (460)                    0              0
   Class B                                                              (305)              (20)                    0              0
   Class C                                                              (355)               (1)                    0              0
   Other Classes                                                      (5,427)           (3,918)                    0              0
In excess of net investment income
   Class A                                                                 0                 0                     0              0
   Class B                                                                 0                 0                     0              0
   Class C                                                                 0                 0                     0              0
   Other Classes                                                           0                 0                     0              0
From net realized capital gains
   Class A                                                                (1)          (14,497)                    0              0
   Class B                                                                (1)           (9,989)                    0              0
   Class C                                                                (1)          (11,184)                    0              0
   Other Classes                                                          (7)          (82,349)                    0              0
In excess of net realized capital gains
   Class A                                                                 0           (26,054)                    0        (21,712)
   Class B                                                                 0           (17,953)                    0         (6,210)
   Class C                                                                 0           (20,101)                    0        (70,885)
   Other Classes                                                           0          (148,004)                    0        (15,578)

Total Distributions                                                   (6,978)         (334,530)                    0       (114,385)

Fund Share Transactions:
Receipts for shares sold
   Class A                                                            27,265            98,864                32,703        103,959
   Class B                                                             7,417            31,168                 1,565         11,040
   Class C                                                             9,916            31,566                 5,992         48,446
   Other Classes                                                     114,263           469,615                13,809         86,054
Issued in reorganization
   Class A                                                                 0                 0                     0              0
   Class B                                                                 0                 0                     0              0
   Class C                                                                 0                 0                     0              0
   Other Classes                                                           0                 0                     0              0
Issued as reinvestment of distributions
   Class A                                                               626            26,992                     0         17,532
   Class B                                                               231            20,352                     0          5,753
   Class C                                                               292            25,700                     0         53,698
   Other Classes                                                       5,279           227,225                     0         15,579
Cost of shares redeemed
   Class A                                                           (28,859)          (93,920)              (40,193)      (115,585)
   Class B                                                           (10,183)          (16,983)               (4,155)        (4,165)
   Class C                                                           (12,729)          (20,226)              (26,547)       (75,963)
   Other Classes                                                    (104,931)         (433,796)               (5,664)       (24,021)
Net increase (decrease) resulting from Fund share transactions         8,587           366,557               (22,490)       122,327

Total Increase (Decrease) in Net Assets                              (83,830)          (29,768)              (54,055)      (153,279)

Net Assets:
Beginning of period                                              $ 1,046,408       $ 1,076,176             $ 465,740     $  619,019
End of period *                                                      962,578         1,046,408               411,685        465,740


*Including net undistributed (overdistributed) investment
income of:                                                       $       (89)      $     4,856             $  (2,541)    $        0

78 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Renaissance Fund           Select Growth Fund          Select International Fund Small-Cap Value Fund    Target Fund

Six Months     Year Ended  Six Months     Year Ended   Six Months  Year Ended    Six Months  Year Ended  Six Months    Year Ended
Ended          June 30,    Ended          June 30,     Ended       June 30,      Ended       June 30,    Ended         June 30,
December       2001        December       2001         December    2001          December    2001        December      2001
31, 2001                   31, 2001                    31, 2001                  31, 2001                31, 2001
(Unaudited)                (Unaudited)                 (Unaudited)               (Unaudited)             (Unaudited)
$    (2,379)   $      563  $   (196)      $   (179)    $   (526)   $    161      $  3,407    $   5,873   $   (8,996)   $   (28,752)
     65,475       145,009    (7,578)       (21,734)     (11,732)     (1,794)        9,230        3,623     (180,936)        53,505
    208,803        63,660     2,134         (4,509)       3,639      (8,648)          455       91,887      (64,483)      (742,480)
    271,899       209,232    (5,640)       (26,422)      (8,619)    (10,281)       13,092      101,383     (254,415)      (717,727)

          0          (677)        0              0          (11)          0          (974)      (2,426)           0              0
          0           (93)        0              0           (4)          0          (385)      (1,108)           0              0
          0          (277)        0              0          (42)          0          (361)      (1,452)           0              0
          0           (78)        0              0         (158)          0          (376)      (1,074)           0              0

          0             0         0            (63)           0           0             0            0            0              0
          0             0         0            (23)           0           0             0            0            0              0
          0             0         0            (37)           0           0             0            0            0              0
          0             0         0            (13)           0           0             0            0            0              0

    (48,200)      (12,377)        0              0            0           0             0            0            0        (17,172)
    (36,377)       (7,143)        0              0            0           0             0            0            0        (16,087)
    (57,214)      (23,690)        0              0            0           0             0            0            0        (86,200)
     (9,965)         (829)        0              0            0      (3,949)            0            0            0         (1,264)

          0             0         0              0            0           0             0            0            0        (31,830)
          0             0         0              0            0           0             0            0            0        (29,817)
          0             0         0              0            0           0             0            0            0       (159,777)
          0             0         0              0            0           0             0            0            0         (2,341)

   (151,756)      (45,164)        0           (136)        (215)     (3,949)       (2,096)      (6,060)           0       (344,488)

    436,055       395,773     1,278         25,723      137,690      25,043        76,859       89,956       71,532        331,361
    287,451       213,156     1,404         17,648          356         274        42,636       19,417       16,320        189,672
    371,342       335,957     2,262         28,798        1,344       1,803        34,796       34,003       40,837        367,261
    114,720        72,817       255          3,352       14,565      21,389        24,046       53,473       43,292         16,311

          0             0         0              0            0       6,127             0            0            0              0
          0             0         0              0            0       5,988             0            0            0              0
          0             0         0              0            0      54,100             0            0            0              0
          0             0         0              0            0      14,753             0            0            0              0

     38,947        11,627         0             58            9           0           740        1,715            0         38,631
     26,588         5,322         0             18            3           0           293          796            0         31,591
     44,068        19,466         0             33           37           0           245        1,055            0        181,069
      8,782           892         0             13          146       3,946           327          955            0          3,531

    (75,692)      (87,400)   (8,272)        (6,982)    (143,042)    (20,637)      (78,513)     (92,401)     (83,279)      (233,299)
    (27,310)      (22,716)   (2,530)        (2,898)      (1,111)       (141)       (6,668)     (14,548)     (28,246)       (53,673)
    (96,493)     (153,351)   (3,944)        (5,806)      (4,981)     (2,725)      (12,602)     (20,022)    (125,064)      (274,379)
    (21,303)      (20,793)      (98)          (771)     (11,278)    (12,220)      (34,480)     (44,718)      (3,970)        (2,812)
  1,107,155       770,750    (9,645)        59,186       (6,262)     97,700        47,679       29,681      (68,578)       595,264

  1,227,298       934,818   (15,285)        32,628      (15,096)     83,470        58,675      125,004     (322,993)      (466,951)

$ 1,413,024    $  478,206  $ 49,510       $ 16,882     $ 94,011    $ 10,541      $409,966   $  284,962   $1,763,821    $ 2,230,772
  2,640,322     1,413,024    34,225         49,510       78,915      94,011       468,641      409,966    1,440,828      1,763,821

$    97,373    $   99,752  $   (196)      $      0     $   (825)   $    (84)     $  3,406   $    2,095   $   (8,996)   $         0

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 79

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands                                  Tax-Efficient Equity Fund             Value Fund
                                                       Six Months Ended       Year Ended     Six Months Ended         Year Ended
                                                      December 31, 2001    June 30, 2001    December 31, 2001      June 30, 2001
                                                            (Unaudited)                           (Unaudited)
Increase (Decrease) in
 Net Assets from:

Operations:
Net investment income (loss)                                 $     (17)       $    (143)          $      192           $   1,401
Net realized gain (loss)                                        (1,503)          (3,944)              15,358              54,109
Net change in unrealized appreciation (depreciation)            (1,276)          (4,831)              11,513              14,744
Net increase (decrease) resulting from operations               (2,796)          (8,918)              27,063              70,254

Distributions to Shareholders:
From net investment income
   Class A                                                           0                0                    0                (159)
   Class B                                                           0                0                    0                (116)
   Class C                                                           0                0                    0                (235)
   Other Classes                                                     0                0                    0                (596)
In excess of net investment income
   Class A                                                           0                0                    0                   0
   Class B                                                           0                0                    0                   0
   Class C                                                           0                0                    0                   0
   Other Classes                                                     0                0                    0                   0
From net realized capital gains
   Class A                                                           0                0               (7,537)                  0
   Class B                                                           0                0               (9,045)                  0
   Class C                                                           0                0              (14,233)                  0
   Other Classes                                                     0                0              (15,915)                  0
In excess of net realized capital gains
   Class A                                                           0                0                    0                   0
   Class B                                                           0                0                    0                   0
   Class C                                                           0                0                    0                   0
   Other Classes                                                     0                0                    0                   0

Total Distributions                                                  0                0              (46,730)             (1,106)

Fund Share Transactions:
Receipts for shares sold
   Class A                                                         695            2,125               45,750              48,610
   Class B                                                         811            3,831               27,862              28,340
   Class C                                                       1,842            5,489               40,601              42,665
   Other Classes                                                 1,873            5,588               51,455              65,796
Issued as reinvestment of distributions
   Class A                                                           0                0                6,056                 141
   Class B                                                           0                0                6,394                  80
   Class C                                                           0                0               11,893                 203
   Other Classes                                                     0                0               15,217                 595
Cost of shares redeemed
   Class A                                                      (1,283)          (3,157)             (23,616)            (30,185)
   Class B                                                      (1,838)          (3,147)              (7,496)             (7,756)
   Class C                                                      (2,550)          (4,916)             (14,681)            (19,713)
   Other Classes                                                (1,744)          (7,336)             (30,729)            (44,285)
Net increase (decrease) resulting from Fund share               (2,194)          (1,523)             128,706              84,491
 transactions

Total Increase (Decrease) in Net Assets                         (4,990)         (10,441)             109,039             153,639

Net Assets:
Beginning of period                                          $  46,366        $  56,807           $  319,812           $ 166,173
End of period *                                                 41,376           46,366              428,851             319,812

*Including net undistributed (overdistributed)               $     (17)       $       0           $   39,109           $  38,914
 investment income of:

80 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Notes to Financial Statements A, B, and C Classes

December 31, 2001 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Asset Allocation and Equity Income Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

                                    12.31.01| PIMCO Funds Semi-Annual Report 81

December 31, 2001 (Unaudited)

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund -$11,293; Equity Income Fund - $2,422; Global Innovation Fund - $2,517; Growth & Income Fund - $1,555; Healthcare Innovation Fund - $18; Renaissance Fund - $277,039; Select International Fund - $48,393; Small-Cap Value Fund -$5,550; Target Fund - $41,689; Tax-Efficient Equity Fund -$694; and Value Fund - $18,010.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. State Street Bank and Trust Company is authorized to act on behalf of the Trust with respect to the lending of certain securities of the Trust held by State Street as custodian.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

82 PIMCO Funds Semi-Annual Report| 12.31.01

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Growth & Income, Select Growth, and Small-Cap Value Funds; 0.65% for the Innovation and Opportunity Funds; 0.70% for the Healthcare Innovation Fund, 0.75% for the Select International Fund; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under which the supervision of PIMCO Advisors, directs the investments of the Fund's assets. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

     The Asset Allocation Fund does not pay any fees to PIMCO Advisors under the Trust's Investment Advisory Agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.50% for the Equity Income, Growth & Income and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.40% for the Global Innovation Fund; 0.50% for the Select International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds The Administration Fee for Class D is charged at the annual rate of 0.50% for the Equity Income, Growth & Income, and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds.

* PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to PIMCO Advisors a the rate of 0.10%, calculated in the manner specified above.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                           Effective Rate
                     -------------------------
                     Distribution    Servicing
                        Fee (%)       Fee (%)
----------------------------------------------
Class A
All Funds                    --     0.25

Class B
All Funds                  0.75     0.25

Class C
All Funds                  0.75     0.25

Class D
All Funds                    --     0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B, and C shares. For the period ended December 31, 2001, PFD received $10,774,606 representing commissions (sales charges) and contingent deferred sales charges.

                                    12.31.01| PIMCO Funds Semi-Annual Report 83

December 31, 2001 (Unaudited)

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of Global Innovation and Healthcare Innovation Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                  Inst'l Class    Admn. Class   Class A   Class B  Class C   Class D
----------------------------------------------------------------------------------------------------
Global Innovation Fund               1.40%           1.65%       1.85%     2.60%    2.60%     1.85%

Healthcare Innovation Fund           0.95%           1.20%       1.45%     2.20%    2.20%     1.45%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management Company, receive an annual retainer of $52,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Risk Factors of the Asset Allocation Fund

Investing in the Underlying Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

     Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

     The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

84 PIMCO Funds Semi-Annual Report | 12.31.01

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001, were as follows (amounts in thousands):

                                        Non - U.S. Government/Agency
                                     ----------------------------------
                                       Purchases                  Sales
-----------------------------------------------------------------------
Asset Allocation Fund               $     37,113            $     7,666
Capital Appreciation Fund                440,726                414,177
Equity Income Fund                         9,343                 20,168
Global Innovation Fund                   236,775                266,882
Growth & Income Fund                      63,092                 49,399
Growth Fund                              653,599                800,871
Healthcare Innovation Fund                 4,735                  3,159
Innovation Fund                        2,075,876              2,250,463
Mid-Cap Fund                             925,480                902,254
Opportunity Fund                         366,742                380,848
Renaissance Fund                       1,850,705                981,179
Select Growth Fund                        30,573                 41,136
Select International Fund                 43,813                 44,470
Small-Cap Value Fund                     117,617                 70,662
Target Fund                              749,970                742,826
Tax-Efficient Equity Fund                  5,005                  6,880
Value Fund                               504,086                422,578

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders (shares and amounts in thousands):

                                                                          Value of                          Total Net      Acquired
                                                                 Shares     Shares  Total Net  Total Net    Assets of        Fund's
                                                              Issued by  Issued by  Assets of  Assets of    Acquiring    Unrealized
                                                              Acquiring  Acquiring   Acquired  Acquiring   Fund After  Appreciation/
   Acquiring Fund             Acquired Fund       Date             Fund       Fund       Fund       Fund  Acquisition (Depreciation)
   --------------------------------------------------------------------------------------------------------------------------------
   PIMCO                      PIMCO
   Growth & Income Fund       Equity Income Fund  06/22/2001      3,343   $ 30,230   $ 30,230  $  48,086    $ 78,316      $  (872)

   PIMCO                      PIMCO
   Select International Fund  International Fund  05/04/2001     16,168     88,032     88,032     11,177      99,209       (7,064)

   PIMCO                      PIMCO
   Asset Allocation Fund      90/10 Portfolio     10/26/2001      1,865     17,783     17,783     22,875      47,254       (2,274)

                              PIMCO
                              30/70 Portfolio     10/26/2001        691      6,596      6,596     22,875      47,254            6

                                    12.31.01 | PIMCO Funds Semi-Annual Report 85

December 31, 2001 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                    Asset Allocation Fund                      Capital Appreciation Fund
                                              Period Ended          Year Ended           Period Ended             Year Ended
                                               12/31/2001           06/30/2001            12/31/2001              06/30/2001
                                          Shares      Amount   Shares     Amount     Shares       Amount      Shares        Amount
Receipts for shares sold
   Class A                                    39   $     372      143  $   1,477      2,341    $  37,657       3,267     $  68,636
   Class B                                   174       1,664      164      1,750        723       11,223       1,494        30,125
   Class C                                   401       3,864      481      5,144        898       14,013       1,881        38,451
   Other Classes                               0           0        4         46      3,681       60,057       8,838       202,052
Shares issued in reorganization
   Class A                                   186       1,777        0          0          0            0           0             0
   Class B                                   480       4,583        0          0          0            0           0             0
   Class C                                 1,890      18,018        0          0          0            0           0             0
   Other Classes                               0           0        0          0          0            0           0             0
Issued as reinvestment of distributions
   Class A                                     5          51       25        263          6           92       1,130        23,085
   Class B                                     7          67       45        474          0            0         862        17,012
   Class C                                    23         226      122      1,291          0            0       1,090        21,545
   Other Classes                               0           0        1          7         60          979       8,078       165,433
Cost of shares redeemed
   Class A                                   (69)       (659)     (50)      (521)    (2,709)     (42,836)     (1,469)      (31,493)
   Class B                                  (100)       (963)     (85)      (892)      (506)      (7,797)       (660)      (13,112)
   Class C                                  (262)     (2,515)    (159)    (1,705)      (648)     (10,084)     (1,159)      (22,932)
   Other Classes                              (2)        (22)      (5)       (54)    (3,168)     (51,347)    (10,161)     (223,856)
Net increase (decrease) resulting from
   Fund share transactions                 2,772   $  26,463      686  $   7,280        678    $  11,957      13,191     $ 274,946

                                                   Equity Income Fund
                                             Period Ended         Year Ended
                                              12/31/2001          06/30/2001
                                          Shares      Amount   Shares     Amount
Receipts for shares sold
   Class A                                     4    $     48        0  $       0
   Class B                                     5          63        0          0
   Class C                                     1          10        0          0
   Other Classes                             229       2,634    1,771     18,874
Shares issued in reorganization
   Class A                                     0           0        0          0
   Class B                                     0           0        0          0
   Class C                                     0           0        0          0
   Other Classes                               0           0        0          0
Issued as reinvestment of distributions
   Class A                                     0           1        0          0
   Class B                                     0           1        0          0
   Class C                                     0           1        0          0
   Other Classes                             327       3,579      221      2,324
Cost of shares redeemed
   Class A                                     0           0        0          0
   Class B                                     0           0        0          0
   Class C                                     0           0        0          0
   Other Classes                          (1,263)    (15,650)    (812)    (9,302)
Net increase (decrease) resulting from
   Fund share transactions                  (697)   $ (9,313)   1,180  $  11,896

                                                       Innovation Fund                                Mid-Cap Fund
                                              Period Ended          Year Ended           Period Ended             Year Ended
                                               12/31/2001           06/30/2001            12/31/2001              06/30/2001
                                          Shares      Amount   Shares      Amount     Shares       Amount      Shares        Amount
Receipts for shares sold
   Class A                                 6,043   $ 130,987   16,204   $  834,625     1,445    $  27,265       3,815     $  98,864
   Class B                                 1,644      33,624    8,655      436,140       405        7,417       1,266        31,168
   Class C                                 2,885      59,031   11,009      441,725       543        9,916       1,308        31,566
   Other Classes                             823      17,910    1,977       96,581     5,920      114,263      17,521       469,615
Shares issued in reorganization
   Class A                                     0           0        0            0         0            0           0             0
   Class B                                     0           0        0            0         0            0           0             0
   Class C                                     0           0        0            0         0            0           0             0
   Other Classes                               0           0        0            0         0            0           0             0
Issued as reinvestment of distributions
   Class A                                     0          11    2,192      108,407        34          626       1,129        26,992
   Class B                                     0           0    2,787      130,414        13          231         879        20,352
   Class C                                     0           7    3,728      174,369        16          292       1,110        25,700
   Other Classes                               0           0      259       12,945       279        5,279       9,390       227,225
Cost of shares redeemed
   Class A                                (7,101)   (153,618) (12,331)    (562,029)   (1,531)     (28,859)     (3,516)      (93,920)
   Class B                                (4,343)    (86,390)  (6,156)    (251,217)     (564)     (10,183)       (726)      (16,983)
   Class C                                (6,341)   (128,691) (10,385)    (436,688)     (701)     (12,729)       (839)      (20,226)
   Other Classes                            (725)    (15,635)  (1,415)     (56,665)   (5,484)    (104,931)    (16,826)     (433,796)
Net increase (decrease) resulting from
      Fund share transactions             (7,115)  $(142,764)  16,525   $1,028,607       375    $   8,587      14,521     $ 366,557

                                                     Opportunity Fund
                                             Period Ended         Year Ended
                                              12/31/2001          06/30/2001
                                          Shares      Amount   Shares     Amount
Receipts for shares sold
   Class A                                 2,000    $ 32,703    4,546  $ 103,959
   Class B                                   117       1,565      526     11,040
   Class C                                   439       5,992    2,586     48,446
   Other Classes                           1,010      13,809    4,509     86,054
Shares issued in reorganization
   Class A                                     0           0        0          0
   Class B                                     0           0        0          0
   Class C                                     0           0        0          0
   Other Classes                               0           0        0          0
Issued as reinvestment of distributions
   Class A                                     0           0      801     17,532
   Class B                                     0           0      318      5,753
   Class C                                     0           0    2,971     53,698
   Other Classes                               0           0      221      2,324
Cost of shares redeemed
   Class A                                (2,432)    (40,193)  (4,987)  (115,585)
   Class B                                  (322)     (4,155)    (221)    (4,165)
   Class C                                (1,961)    (26,547)  (3,998)   (75,963)
   Other Classes                            (426)     (5,664)  (1,358)   (24,021)
Net increase (decrease) resulting from
   Fund share transactions                (1,575)   $(22,490)   6,490  $ 122,327

86 PIMCO Funds Semi-Annual Report | 12.31.01

          Global Innovation Fund                       Growth & Income Fund                            Growth Fund
    Period Ended           Year Ended           Period Ended           Year Ended           Period Ended         Year Ended
     12/31/2001            06/30/2001            12/31/2001            06/30/2001            12/31/2001          06/30/2001
 Shares      Amount    Shares      Amount    Shares     Amount     Shares      Amount    Shares      Amount    Shares       Amount
 13,410   $ 103,983    12,371   $ 180,408      538    $  4,135        651    $  6,362     1,302   $  28,010     3,933    $ 136,933
    765       6,171     6,613     110,100      459       3,550        615       6,117       321       6,118     2,423       74,718
  1,377      10,715    12,037     198,693      583       4,519        744       8,031     1,229      23,199     6,875      207,463
    471       4,025       828      13,473    1,546      11,834      3,740      37,165       372       6,938       789       19,512

      0           0         0           0        0         774      6,831           0         0           0         0            0
      0           0         0           0        0       1,166     10,224           0         0           0         0            0
      0           0         0           0        0       1,218     10,669           0         0           0         0            0
      0           0         0           0        0         184      1,634           0         0           0         0            0

      0           0         7         119        6          47         16         158        42         912       436       14,171
      0           0         6          96        2          16         11         110        43         816       447       12,783
      0           0        12         192        3         232          1         217       445       8,368     4,671      133,483
      0           0         1          13       32         233        107       1,099        13         250        79        2,277

(14,613)   (114,230)   (6,219)    (73,034)    (354)     (2,717)      (130)     (1,242)   (1,861)    (40,361)   (3,851)    (129,782)
 (1,332)     (9,996)   (1,665)    (20,391)    (267)     (2,029)       (78)       (779)   (1,213)    (22,675)   (1,478)     (38,190)
 (2,583)    (19,770)   (3,752)    (46,002)    (239)     (1,874)      (213)     (1,962)   (7,923)   (149,616)  (12,090)    (329,646)
   (477)     (3,990)     (548)     (7,405)    (289)     (2,253)      (550)     (5,691)     (203)     (3,921)     (396)     (10,917)

 (2,982)  $ (23,092)   19,691   $ 356,262    2,020    $ 15,484      8,276    $ 78,943    (7,433)  $(141,962)    1,838    $  92,805

       Healthcare Innovation Fun
    Period Ended          Year Ended
     12/31/2001           06/30/2001
 Shares      Amount   Amount       Shares
     67     $   566       66     $    597
    128       1,115       44          401
    113         964       39          357
      0           0        0          970

      0           0        0            0
      0           0        0            0
      0           0        0            0
      0           0        0            0

      0           0        0            1
      0           0        0            1
      0           0        0            1
      0           0       12          124

    (25)       (213)      (4)         (34)
    (37)       (330)      (1)         (11)
    (12)       (102)      (1)         (11)
      0           0        0            0

    234     $ 2,000      155     $  2,396

            Renaissance Fund                            Select Growth Fund                      Select International Fund
    Period Ended           Year Ended          Period Ended            Year Ended           Period Ended          Year Ended
     12/31/2001            06/30/2001           12/31/2001             06/30/2001            12/31/2001           06/30/2001
 Shares      Amount    Shares      Amount    Shares     Amount     Shares      Amount    Shares      Amount    Shares       Amount
 22,013  $  436,055    21,527   $ 395,773        90   $  1,278      1,077    $ 25,723    30,994   $ 137,690     4,828    $  25,043
 14,987     287,451    11,700     213,156       101      1,404        790      17,648        80         356        51          274
 19,431     371,342    18,848     335,957       160      2,262      1,277      28,798       305       1,344       330        1,803
  5,778     114,720     3,925      72,817        17        255        139       3,352     3,336      14,565     2,338       21,389

      0           0         0           0         0          0          0           0         0           0     1,219        6,127
      0           0         0           0         0          0          0           0         0           0     1,196        5,988
      0           0         0           0         0          0          0           0         0           0    10,816       54,100
      0           0         0           0         0          0          0           0         0           0     2,937       14,753

  1,938      38,947       685      11,627         0          0          3          58         2           9         0            0
  1,371      26,588       322       5,322         0          0          1          18         1           3         0            0
  2,285      44,068     1,183      19,466         0          0          1          33         8          37         0            0
    435       8,782        53         892         0          0          1          13        33         146       589        3,946

 (3,945)    (75,692)   (4,829)    (87,400)     (581)    (8,272)      (387)     (6,982)   (31,85)   (143,042)   (3,919)     (20,637)
 (1,502)    (27,310)   (1,306)    (22,716)     (182)    (2,530)      (161)     (2,898)     (250)     (1,111)      (26)        (141)
 (5,113)    (96,493)   (8,900)   (153,351)     (275)    (3,944)      (308)     (5,806)   (1,115)     (4,981)     (521)      (2,725)
 (1,081)    (21,303)   (1,171)    (20,793)       (7)       (98)       (28)       (771)   (2,546)    (11,278)   (1,499)     (12,220)

 56,597  $1,107,155    42,037   $ 770,750      (677)  $ (9,645)     2,405    $ 59,186    (1,004)  $  (6,262)   18,339    $  97,700

           Small-Cap ValueFund
    Period Ended          Year Ended
     12/31/2001           06/30/2001
 Shares      Amount   Amount       Shares
  4,217    $ 76,859    5,377    $  89,956
  2,394      42,636    1,148       19,417
  1,912      34,796    2,008       34,003
  1,293      24,046    3,085       53,473

      0           0        0            0
      0           0        0            0
      0           0        0            0
      0           0        0            0

     40         740      111        1,715
     16         293       52          796
     13         245       69        1,055
     17         327       61          955

 (4,268)    (78,513)  (5,696)     (92,401)
   (376)     (6,668)    (912)     (14,548)
   (705)    (12,602)  (1,236)     (20,022)
 (1,913)    (34,480)  (2,666)     (44,718)

  2,640    $ 47,679    1,401    $  29,681

                                    12.31.01 | PIMCO Funds Semi-Annual Report 87

December 31, 2001 (Unaudited)


7.   Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                          Target Fund                       Tax-Efficient Equity Fund
                                              Period Ended            Year Ended          Period Ended         Year Ended
                                               12/31/2001             06/30/2001           12/31/2001          06/30/2001
                                            Shares      Amount    Shares      Amount    Shares     Amount  Shares    Amount
Receipts for shares sold
   Class A                                   4,428   $  71,532    12,589   $ 331,361        73   $    695     191  $  2,125
   Class B                                   1,121      16,320     7,613     189,672        86        811     346     3,831
   Class C                                   2,757      40,837    15,179     367,261       201      1,842     494     5,489
   Other Classes                             2,501      43,292       739      16,311       200      1,873     505     5,588

Issued as reinvestment of distributions
   Class A                                       0           0     1,577      38,631         0          0       0         0
   Class B                                       0           0     1,430      31,591         0          0       0         0
   Class C                                       0           0     8,201     181,069         0          0       0         0
   Other Classes                                 0           0       144       3,531         0          0       0         0

Cost of shares redeemed
   Class A                                  (5,103)    (83,279)   (9,384)   (233,299)     (135)    (1,283)   (278)   (3,157)
   Class B                                  (1,987)    (28,246)   (2,623)    (53,673)     (201)    (1,838)   (291)   (3,147)
   Class C                                  (8,619)   (125,064)  (12,478)   (274,379)     (277)    (2,550)   (451)   (4,916)
   Other Classes                              (239)     (3,970)     (120)     (2,812)     (183)    (1,744)   (656)   (7,336)

Net increase (decrease) resulting from
  Fund share transactions                   (5,141)  $ (68,578)   22,867   $ 595,264      (236)  $ (2,194)   (140) $ (1,523)

                                                          Value Fund
                                              Period Ended           Year Ended
                                               12/31/2001            06/30/2001
                                            Shares      Amount   Shares     Amount
Receipts for shares sold
   Class A                                   2,905   $  45,750    3,348   $ 48,610
   Class B                                   1,800      27,862    1,906     28,340
   Class C                                   2,613      40,601    2,908     42,665
   Other Classes                             3,259      51,455    4,344     65,796

Issued as reinvestment of distributions
   Class A                                     408       6,056       10        141
   Class B                                     435       6,394        6         80
   Class C                                     809      11,893       15        203
   Other Classes                             1,020      15,217       43        595

Cost of shares redeemed
   Class A                                  (1,502)    (23,616)  (2,156)   (30,185)
   Class B                                    (492)     (7,496)    (553)    (7,756)
   Class C                                    (958)    (14,681)  (1,403)   (19,713)
   Other Classes                            (1,991)    (30,729)  (3,189)   (44,285)

Net increase (decrease) resulting from
  Fund share transactions                    8,306   $ 128,706    5,279   $ 84,491

PIMCO Funds Multi-Manager Series

Manager                  PIMCO Advisors L.P., 888 San Clemente, Suite 100,
                         Newport Beach, CA 92660


Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902


Custodian                State Street Bank & Trust Co., 801 Pennsylvania, Kansas
                         City, MO 64105


Shareholder              PFPC Global Fund Services, Inc., P.O. Box 9688,
Servicing Agent and      Providence, RI 02940-9688
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City,
Accountant               MO 64105

Legal Counsel            Ropes & Gray, One International Place, Boston, MA 02110


For Account              For PIMCO Funds account information contact your
Information              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call
                         1-800-426-0107. Telephone representatives are available
                         Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

88 PIMCO Funds Semi-Annual Report | 12.31.01

HOW TO CONTACT US
For information regarding your investment, contact your financial advisor or call:

Investor Services
1-800-426-0107

General Information
1-888-87-PIMCO

You can also visit PIMCO Funds Online www.pimcofunds.com

Access Staff
Editor
Ruth Straughn

Design
Wendy Berge

What do you think?
To provide feedback on access, e-mail us at: accessmag@pimcofunds.com. Or write to: PIMCO Funds, 2187 Atlantic Street, Stamford, CT 06902,
Attention: Access Editor.

PIMCO Funds offers access to the specialized investment firms of Allianz AG. These firms oversee more than $1 trillion worldwide, including assets of over half of the 100 largest corporations in the United States.

Stock Funds                                     Bond Funds

Growth                                          Short Duration
RCM Large-Cap Growth Fund                       Short-Term Fund
Growth Fund                                     Low Duration Fund
Select Growth Fund
RCM Mid-Cap Fund                                Intermediate Duration
Target Fund                                     Total Return Fund
Opportunity Fund
                                                Long Duration
Blend                                           Long-Term U.S. Government Fund
Growth & Income Fund
Capital Appreciation Fund                       International
Mid-Cap Fund                                    Global Bond Fund II
                                                Foreign Bond Fund
Value                                           Emerging Markets Bond Fund
Equity Income Fund
Value Fund                                      High Yield
Renaissance Fund                                High Yield Fund
Small-Cap Value Fund
                                                Mortgage-Backed
Enhanced Index                                  GNMA Fund
Tax-Efficient Equity Fund                       Total Return Mortgage Fund
RCM Tax-Managed Growth Fund
StocksPLUS Fund                                 Inflation-Indexed
                                                Real Return Fund
Global
RCM Global Equity Fund                          Convertible
RCM Global Small-Cap Fund                       Convertible Fund

International                                   Tax-Exempt
Select International Fund                       Municipal Bond Fund
RCM International Growth Equity Fund            CA Interm. Municipal Bond Fund
RCM Europe Fund                                 CA Municipal Bond Fund
RCM Emerging Markets Fund                       NY Municipal Bond Fund

Sector-Related                                  Stock and Bond Funds
RCM Global Healthcare Fund                      Strategic Balanced Fund
Healthcare Innovation Fund                      Asset Allocation Fund
Innovation Fund
RCM Global Technology Fund
Global Innovation Fund
RCM Biotechnology Fund


(C) 2002 PIMCO Funds Distributors, LLC

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. Although carefully verified, data is not guaranteed as to accuracy or completeness. PIMCO Funds cannot be held responsible for any loss incurred by applying any information in this publication.

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Sign up today.
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Please note: each account holder in your household must enroll separately to
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[LOGO]PIMCO FUNDS

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2187 Atlantic Street Stamford, CT 06902-6896

A Quarterly Publication from PIMCO Funds                      WINTER/SPRING 2002

                            Taking a Global Approach

                            RCM FUNDS JOIN THE PIMCO FUNDS FAMILY
                                                           page 2

5 Bill Gross on the    |6 Asset allocation: the     |9 A manager born to    |Inside: PIMCO Funds
  U.S. Dollar          |  key to diversification    |  pick stocks          |12.31.01 Semi-Annual Report D

                                                              [LOGO]PIMCO FUNDS

GLOBAL REACH
LOCAL FOCUS

RCM FUNDS: TAKING INVESTING TO THE NEXT LEVEL
You've heard it all before. We live in a global economy where goods, services and capital are flowing across borders at historic levels. But what does that really mean to you as an investor? Especially now, when competitive pressures and market forces increasingly dictate performance on a worldwide level.

The RCM Funds are a perfect complement to the existing PIMCO Funds lineup.

For one, it means that investment opportunities must always be evaluated in a global context--whether those opportunities are based in the U.S. or elsewhere. However, for an investment approach to be truly "global," it must still encompass regional and country factors, while embracing so much more.

In response to this changing environment, PIMCO Funds Distributors LLC has joined with premier asset management firm Dresdner RCM Global Investors to bring you the RCM Funds. PIMCO Funds Distributors and Dresdner RCM are both members of the Allianz Group, one of the world's largest financial services companies. The RCM Funds are a perfect complement to the existing PIMCO Funds lineup, offering a wide range of global, international, sector and domestic stock portfolios to our shareholders.

A UNIQUE INFRASTRUCTURE
Reflecting an investment culture and heritage that date back to the 19th century, Dresdner RCM has built a formidable worldwide presence. Since the launch of its U.S. operations in 1970, the firm has seen expansion into 12 key world financial centers, supported by a proprietary network of industry contacts and independent investigative reporters that spans nearly 35 countries. Assets under management have kept pace with this growth, totaling $75 billion as of December 31, 2001.

First and foremost, the firm employs a disciplined, globally integrated investment process emphasizing active, bottom-up stock selection to uncover high-quality, attractively valued growth companies. "Central to our philosophy is the belief that fundamental research is the foundation of value-added investing," says Dresdner RCM managing director Andrew Massey. "To that end, our unique infrastructure ensures that analytical teams are strategically positioned throughout the world to conduct proprietary company research, as well as top-down macroeconomic and thematic analysis of market trends."

SIGNALING OPPORTUNITY
Another distinguishing feature of the RCM Funds infrastructure is the segmentation of their research teams into six global sector groups, including business industrials, telecommunications/media, consumer/retail, financial services, healthcare and technology. While analysts at other investment firms are often loosely grouped by market capitalization or by continent, Dresdner RCM analysts bring more specialized industry and regional expertise to the overall research effort. Taken together, this highly disciplined approach recognizes the increasingly global nature of sector fundamentals, competitive barriers and changing market cycles.

As a result, the identification of compelling individual opportunities is facilitated because the ongoing focus is on industries and companies

2 access | Winter/Spring 2002
within those industries that are performing, regardless of their geographic location. This is crucial, because current market or economic conditions within a particular region or country may obscure the existence of attractive opportunities. However, through the continuous flow of relevant industry and product information on a worldwide basis, Dresdner RCM analysts can regularly compare their work with Wall Street expectations, looking for discrepancies that can signal opportunity.

REALITY CHECK

Although Dresdner RCM analyst teams rigorously perform traditional fundamental research, selected situations may call for an added reality check. At the RCM Funds that check is provided by Grassroots(SM)Research, the firm's investigative research division. By uncovering key trends and information, often before they are widely available and, ideally, before the market has factored such information into a stock's price, Grassroots(SM) Research provides a competitive edge as well as a timely and ongoing barometer of critical issues impacting current and prospective investments.

With over 40,000 "real world" industry contacts and 300 field investigators worldwide, the level of information sharing is unrivaled. While quantitative research and analytic tools remain critical, GrassrootsSM Research offers the ultimate acid test, pitting conventional wisdom against local firsthand assessments of far-reaching global themes. The qualitative role of face-to-face observations and broad marketplace studies serves as a catalyst for fresh perspectives, and affords portfolio managers the opportunity to consider new and often unrecognized investment ideas.

MEETING THE CHALLENGE

Far-reaching change at home and abroad is creating a host of new opportunities, making the case for global investing stronger than ever. However, geographical limitations, not to mention cultural, economic and market differences, make it difficult for many asset managers to keep a finger on the global pulse. In taking a truly global approach, and applying it consistently all over the world, RCM Funds meet these challenges across a full line of investment choices. For more information, refer to the RCM Funds overview on page 4, or talk to your financial advisor, who can help you evaluate opportunities with your personal investment plan in mind.

Strategically Positioned Around the World

[MAP]

Dresdner RCM
    Global Investors
   Offices and affiliated offices

   Grassroots(SM) Research

                                                     Winter/Spring 2002|access 3

PIMCO RCM Funds:
OWN THE WORLD

DOMESTIC FUNDS

PIMCO RCM Large-Cap Growth Fund    A core large-cap growth fund seeking to
                                   invest in the stocks of growth companies with superior management, strong balance sheets and differentiated products or services.

PIMCO RCM Mid-Cap Fund             A mid-cap growth fund with an excellent
                                   22-year track record, emphasizing small to medium-sized U.S. companies with historically high growth rates.

PIMCO RCM Tax-Managed Growth Fund  A portfolio made up of U.S. companies which uses certain investment techniques designed to reduce taxes.

GLOBAL FUNDS

PIMCO RCM Global Equity Fund       A multi-cap portfolio investing in both U.S.
                                   and foreign companies demonstrating
                                   higher-than-average growth rates.

PIMCO RCM Global Small-Cap Fund    A growth fund seeking to capitalize on
                                   opportunities in U.S. and foreign smaller companies.

INTERNATIONAL FUNDS

PIMCO RCM International Growth     A core international holding emphasizing
Equity Fund                        larger, well-established companies.

PIMCO RCM Emerging Markets Fund    A diversified vehicle seeking emerging market
                                   companies associated with favorable
                                   investment themes.

PIMCO RCM Europe Fund              A focused portfolio concentrating on European
                                   growth companies.

SECTOR FUNDS

PIMCO RCM Biotechnology Fund       A specialized healthcare investment
                                   emphasizing growing U.S. biotechnology
                                   companies.

PIMCO RCM Global Technology Fund   A technology portfolio seeking worldwide
                                   opportunities.


PIMCO RCM Global Healthcare Fund   A global healthcare vehicle offering broad
                                   sector exposure, including pharmaceuticals, biotechnology, medical devices and health services.

For more information, talk to your financial advisor.

Past performance is no guarantee of future results. Investing in foreign securities may entail risk due to foreign economic and political developments and risk may be enhanced when investing in emerging markets. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in sector funds may entail greater risk than funds with industry diversification, including higher volatility. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. There is no guarantee that the investment strategies described in this article will work. This material must be accompanied or preceded by a current PIMCO Funds prospectus. Please read it carefully before you invest or send money.

4 access | Winter/Spring 2002

Tracking the Fortunes of the U.S. Dollar

[PHOTO]

While a strong dollar is good for U.S. stocks and bonds, it's not so good for American manufacturers competing globally. In this excerpt from the January issue of his Investment Outlook, Bill Gross examines this and other issues affecting the fortunes of the U.S. dollar.

A STAR PERFORMER

Since the mid-1990s, the trade-weighted dollar has appreciated nearly 35 percent and foreigners have scooped up hundreds of billions of dollars of corporate and Treasury bonds in response. Put another way, foreigners have scooped up hundreds of billions of dollars of corporate and Treasury bonds and the dollar has appreciated nearly 35 percent in response. There is a chicken and egg here, but it is not always easy to know which comes first. What is fairly certain is that the U.S. has been the star performer in the global economy over those same years and because it was, it attracted a huge amount of capital from overseas that helped support our bond markets and keep interest rates lower than they otherwise would have been.

Can it keep on keeping on? The answer lies substantially in the future economic growth rates of the U.S. versus the rest of the world. Despite the bursting of the tech bubble, rock bottom short-term interest rates, and the onset of recession far sooner than in Europe or parts of Asia, the dollar has stayed strong. Most economists share the judgment that while Europe's long-term growth rate should be 2.5 percent a year or so, that of the U.S. will be closer to 3.5 percent.

MANUFACTURERS PAY THE PRICE

An appreciating dollar may be good for securities markets but it wreaks havoc on manufacturers who compete in the global marketplace. The combined market share of General Motors, Ford and Chrysler, for instance, will probably shrink to 63.2 percent for all of 2001 from 71.4 percent in 1997. That 8 percent loss speaks to higher unemployment, lower profits and, yes, slower economic growth--the same growth that investors are counting on to justify a higher level for the U.S. dollar.

The fate of the dollar rests not just on the relative expensiveness of our goods and services, however, but on the perception and ultimate reality of our ability to innovate and produce new products more efficiently. Economists call that productivity; Greenspan calls it the New Age Economy, and investors continue to share in the belief that in the U.S. we do it better. I have my doubts.

If, indeed, we are more productive and remain so, then foreign capital could continue to keep pouring in, supporting the existing level of the dollar as well as our record $400 billion current account deficit. If, as I believe, we are not, then the magic bus may shift to reverse, taking the dollar with it, as well as U.S. stock and long-term bond markets.

A WEAKENING TREND AHEAD

That the strength of the dollar depends, in part, on our status as the world's military superpower and global policeman is just one additional factor to consider going forward. Our success or failure in the War Against Terror will be watched by foreign investors to measure whether the U.S. is truly a safe haven or whether it is as vulnerable as the rest of the world in future years. But the War on Terror notwithstanding, it seems likely to me that the dollar is in the process of peaking and that it can no longer be counted on to positively influence inflation downward, nor to lure foreign investors to our shores in search of a can't miss currency and securities market double play.

This article contains the opinions of the author and does not represent a recommendation of any particular security, strategy or investment product. The author's opinions are subject to change without notice.

                                                   Winter/Spring 2002 | access 5

No Diversification Without

[PICTURE]

Two years of back-to-back stock market declines have raised an interesting question. Certainly, we'd all like to know when the market will recover, but beyond that, it's the matter of what makes a diversified portfolio diversified? For many investors, particularly during the "irrational exuberance" of the late 1990s, it meant holding a collection of stock funds that mirrored the broad-market S&P 500 Index and the technology-laden NASDAQ Composite Index. Unfortunately, as many of us have all too painfully seen, this strategy saw an abrupt reversal of fortune, swallowing many of the gains of the previous five years.

Although it's a difficult lesson, the recent bear market has rekindled interest in a basic investing principle that seemed to fall by the wayside: no diversification without asset allocation. Simple enough, but because diversification and asset allocation are so inextricably linked, the relationship between the two is often misunderstood.

ONLY HALF THE STORY

For that reason, it pays to go back beginning. At its core, diversification is "not putting all your eggs in one basket." In other words, diversification offers you the potential to reduce risk because you're spreading your investment dollars across many different securities--rather than just one or a few--with the idea that gains in some will offset losses in others.

All well and good, but here's why diversification is only half the story. Suppose you have 100% of your money invested in stock funds.

If diversification is not "putting all your eggs in one basket," asset allocation is choosing the right assortment of baskets.

While you may be diversified as far as stocks are concerned, typically you're at the mercy of the direction of the overall market. If the stock market goes up, you'll probably rise with the tide. But if the market on the whole goes down, especially as it did over the past two years, chances are no level of diversification would completely insulate you from the damage. In fact, the only way to avoid it would be if you were prescient enough to invest exclusively in the areas of the stock market that bucked the overall trend, such as small-cap value stocks in 2001.

But that would be defeating the purpose of diversification, particularly if you guessed wrong. So what's an investor to do? The answer is asset allocation.

STAYING THE COURSE

What is asset allocation? In effect, it's having the right assortment of baskets. That's because it's a systematic plan of dividing your money among the various asset classes--predominantly stocks, bonds and cash--based on your investment goals, time horizon, risk tolerance and personal financial considerations. Most of all, asset allocation is not about chasing the latest fad or timing the market. It's about staying the course through consistent exposure across all asset classes. That way,

6 access | Winter/Spring 2002

Asset Allocation

you give yourself the best chance to achieve true diversification by capturing opportunities and reducing volatility as market cycles ultimately shift from one area to another.

Consider recent events. Although stocks have historically outperformed all other asset classes, bonds decisively outpaced stocks in 2000 and 2001. In contrast, the NASDAQ, which saw skyrocketing returns in 1999, went from first to worst the very next year. And despite the sharp market declines in the aftermath of the terrorist attacks, stocks rebounded to their pre-September 11 levels by year-end while bonds limped to the finish line. True, three years or even three months is a limited sample, but remember, the long term is made up of many short terms. Because of the zigzag nature of different securities over time, all have a place in a diversified portfolio.

ADDING LAYERS

Once you've decided upon an asset allocation, you can further fine-tune your diversification by choosing a mix of investments within the various asset classes. For example, your stock allocation can include domestic and foreign equities, small- and large-caps, growth and value stocks, among others. At the same time, your bond holdings can also benefit from similar efforts. For instance, you can invest in corporate and government bonds, investment-grade and high-yield, short maturities and long maturities. Either way, you will have added several layers of diversity to your portfolio, which may in fact augment the enhanced return and risk mitigation potential of diversification.

Because asset allocation is such a personal decision, it's best planned with the aid of a financial advisor. Your advisor can be an invaluable source of knowledge and guidance, not only in helping you choose a mix of investments, but in making sure those investments work well together in pursuit of your long-term goals. While near-term developments are impossible to predict, diversification has historically smoothed the ups and downs of investing and has proven to be a winning strategy over time.

The Case for Asset Allocation
From year to year, there's no telling which asset classes will be the best and worst performers--a powerful argument for diversifying your portfolio.



          1991      1992        1993          1994         1995     1996      1997      1998    1999      2000        2001
Best     NASDAQ    Small-Cap International International   NASDAQ Large-Cap Large-Cap  NASDAQ   NASDAQ   Small-Cap   Small-Cap
         56.84%     Value       30.49%         6.24%       39.92%   Growth    Value    39.63%    85.59%   Value       Value
                    29.14%                                          23.12%    35.18%                      22.83%      13.94%

Worst    International International Large-Cap NASDAQ International Bonds  International Small-Cap Small-Cap NASDAQ   International
            10.19%       -13.89%      Growth   -3.20%    9.42%      3.63%      0.24%       Value    Value    -39.29%    -22.61%
                                       2.90%                                              -6.45%    -1.49%

Past performance is no guarantee of future results. Source: Lipper, Inc. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. Diversification does not ensure against loss. This chart is not indicative of the past or future performance of any PIMCO fund. PIMCO Funds are subject to various risks as described in the prospectus including under the headings "Summary of Principal Risks" and "Characteristics and Risks of Securities and Investment Techniques." Please read this information carefully before you invest or send money.

                                                   Winter/Spring 2002 | access 7

[LOGO] quick takes

What's happening at PIMCO Funds? Read on for the latest news, including media highlights, fund updates, company announcements and more.

LOOKING FOR DIVIDENDS?

On November 1, 2001, PIMCO Funds introduced retail shares of the PIMCO Equity Income Fund, the #2 rated Equity Income Fund in 2001 according to Lipper, Inc. This Fund, managed by PIMCO's NFJ Investment Group, seeks to provide above-average dividends by investing in the higher yielding portion of the value equity universe. With a forecast of muted equity returns for 2002, this portfolio's dividend yield should provide incremental value in a difficult environment.

                                    [GRAPHIC]

ONE OF 2002'S "BEST INVESTMENTS"

In its January 2002 issue, SmartMoney magazine named PIMCO Total Return Mortgage Fund as one of the best investments for the coming year. Saying that PIMCO has "more expertise in bond funds than nearly anyone else," the article references the Fund's strong historical performance and its concentration on intermediate-duration mortgage-backed securities as reasons for investors to consider making the portfolio a main part of their fixed-income allocation.

                                    [GRAPHIC]

DENNIS MCKECHNIE ON TECHNOLOGY

Although the technology market has been extremely volatile during the past two years, fourth quarter returns rekindled interest in that sector's potential amongst many investors. Dennis McKechnie, manager of PIMCO Innovation and Global Innovation Funds, was called upon frequently to address these issues by both print and television media during this period.

BILL GROSS'S MARKET FORECAST

Investors and industry experts alike are always eager to hear what PIMCO CIO Bill Gross is saying about the bond market and the economy. The December 2001 issue of Financial Advisor magazine presented Gross's outlook for 2002 in an article entitled "Managing Portfolios In A 5% World." "Perhaps the most interesting part of Gross's current market forecast," the article reports, "is that it's substantially the same as the one he espoused in June at the Morningstar Investment Conference." At that meeting Gross predicted, "We're moving into an age of what I call diminished expectations. The days of the 10% to 20% returns and expected returns are over. We're moving into a more subdued economy...."

Ask your financial advisor for a reprint of the complete article.

Past performance is no guarantee of future results. Articles contain the current opinions of the managers and do not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice.

8 access | Winter/Spring 2002

A Value Investor Hits His Stride

While value funds have generally performed well in the past two years, PIMCO Renaissance Fund--a multi-cap value fund--has beaten most of its peers. Recently, Barron's ran a feature story on the Fund's manager, John Schneider, highlighting his life-long interest in value investing. Below is an excerpt from the November 2, 2001 article.

                                    [GRAPHIC]

Sailing on his own power, John Schneider proves he was born to pick stocks

John Schneider, the second of three brothers, is making his mark as portfolio manager of PIMCO Renaissance Fund. At 37, he isn't yet as widely known as his older brother, Arnie--named after their dad, and featured in Barron's ("After the Storm") October 22, 2001 issue. But John Schneider is forming his own identity at PIMCO and racking up impressive returns along the way.

The elder Arnie's passion for stocks sparked John's enthusiasm into action at quite an early age; he was in his mid-teens when he made his first investment--in Chrysler shares. When he bought the stock, the automaker was in the midst of a bailout from the federal government, and the stock was cheap. "I've always been a value investor," Schneider jokes.

In running PIMCO Renaissance, he looks for cheap stocks that have a catalyst for turnaround that is not yet priced into the stock. These catalysts generally fall within three types, he says: changes in supply-demand dynamics; the unlocking of "hidden" or unrealized assets; and management changes. Schneider sets price targets for all of his stocks, and usually sells them if the targets are reached. He'll sell a stock earlier if he loses faith in the catalyst he once saw, or if the stock is close to its target and he sees another stock that's more compelling.

To be sure, Schneider is a diehard value investor, but he avoids buying stocks strictly for their low price-earnings ratios. Instead, he tries to buy stocks that are cheap compared with the earnings they could generate if one of the catalysts kicks in. "I spend a lot less time on the P/E than I do on the E," he says.

Schneider's starting point is...a list of 300-400 companies that he has followed over the course of his career. He considers these stocks a type of proxy for the overall market; they allow him to follow trends while not having to track thousands of companies at once. Once he notices a certain trend, Schneider adjusts his monitor list accordingly. The end result, PIMCO Renaissance Fund, is a portfolio of 50-60 companies trading well below market averages.

While value funds have outperformed the market during the last two years, PIMCO Renaissance has done even better, besting most of its mid-cap value peers. Schneider says much of the fund's success is attributable to the value-investment style he insisted on during the growth stock rally of the late 1990s. That move hurt the fund in the short term, but positioned it to outperform when value stocks took the lead in 2000. "Sticking to your discipline was tough," he recalls. Other value funds "couldn't help but slant to this tech wave, so they bought into it, but I didn't," he says. `We will never see a bubble like [the one] we went through."

Value stocks should continue to lead the market for the next couple of years, Schneider asserts, because most stock market cycles last several years, and because the duration and severity of the growth-stock rally in the 1990s was so extreme. He expects the recession to end in the spring of 2002, and points out that the stock market usually rallies about six months ahead of a recession's conclusion.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Returns are for Class A shares. The returns (at MOP) include the effect of paying the maximum initial sales charge of 5.5%. All share classes have the same portfolio but different expenses. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. For the 1-, 5- and 10-year periods, PIMCO Renaissance A NAV was 19.41%, 22.31% and 18.80%, PIMCO Renaissance A MOP was 12.84%, 20.94% and 18.13%, Lipper Multi-cap Value was -1.78%, 10.51% and 13.28%, and S&P 500 Index was -11.87%,
10.70% and 12.94%, respectively. Please refer to the Fund Summary section for more complete information on this Fund.

                                                   Winter/Spring 2002 | access 9

"Now is...a good time to dip into high-yield bonds"

                                                           BusinessWeek 12/31/01

         An improving economy in 2002 could make things tough for bonds--but not all bonds. According to renowned expert Bill Gross, the best strategy going forward is to "buy higher yielding bonds that trade at significant spreads to U.S. Treasuries."

         A high yield bond fund could be an attractive investment in this environment. But, be careful what fund you choose. High-yield bonds are always a higher risk investment. Cautious investors should look to lessen those risks by selecting a fund with a proven track record and a relatively conservative investment strategy.

         PIMCO High Yield Fund

         . 8.30% total return since inception (12/15/92).

         . #1 (out of 57) in Lipper High Current Yield Fund category since
           12/92.

         . "More conservative than most high yield bond funds . . . Still, over time its returns have been more than competitive. . . All in all, it's a fine choice." Morningstar 12/31/01.

         For more information, talk to your financial advisor.

                                                                    [LOGO] PIMCO
                                                                           FUNDS

Past performance is no guarantee of future results. Investment return will fluctuate, and the value of an investor`s shares will fluctuate and may be worth more or less than original cost when redeemed. All results include changes in share price and reinvestment of all dividend and capital gain distributions. The Fund`s Class A shares have a 4.5% maximum initial sales charge. Returns and Yields are for Class A shares only. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Excluding the 1-year returns, these returns represent the blended performance of the Fund`s retail shares (Class A, B or C) and the prior performance of the Fund`s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The retail shares were first offered in 1/97. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or
(ii) the redemption of fund shares. For the 1-, 5-year and since inception periods the Funds returns at NAV were 4.59%, 4.92% and 8.30% and at MOP -0.11%, 3.95% and 7.75%. Lipper, Inc calculates Lipper Rankings. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Rankings are based on the oldest share class, Institutional shares. For the 1- & 5-year periods the Funds Instl shares were ranked 103/382 and 9/147, respectively. The Fund's class A shares for the 1-year period were ranked 122/382. This Fund may invest at least 65% of its assets in high yield securities rated below investment grade but rated at least B by Moody's or S&P. This Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments, and may at times invest in derivatives and mortgage related securities. An investment in high yield securities (generally lower rated) involves greater risk to principal than an investment in higher-rated bonds.

DECEMBER 31, 2001




                               Semi-Annual Report


Multi-Manager Series

Share Class

  D

GROWTH STOCK FUNDS
Growth Fund
Select Growth Fund
Target Fund


BLEND STOCK FUNDS
Growth & Income Fund
Capital Appreciation Fund
Mid-Cap Fund


VALUE STOCK FUNDS
Equity Income Fund
Value Fund
Renaissance Fund

ENHANCED INDEX STOCK FUNDS
Tax-Efficient Equity Fund


INTERNAIONAL STOCK FUNDS
Select International Fund

SECTOR-RELATED STOCK FUNDS
Innovation Fund
Global Innovation Fund
Healthcare Innovation Fund

                                                              [LOGO]PIMCO FUNDS

Table of Contents

Chairman's Letter...................................................       3

Fund Summaries......................................................    4-31

Schedule of Investments.............................................   33-48

                                     Fund                        Schedule of
Fund                                 Summary                      Investment

Capital Appreciation Fund...............   4  ..........................  33
Equity Income Fund......................   6  ..........................  34
Global Innovation Fund..................   8  ..........................  35
Growth & Income Fund....................  10  ..........................  36
Growth Fund.............................  12  ..........................  37
Healthcare Innovation Fund..............  14  ..........................  38
Innovation Fund.........................  16  ..........................  39
Mid-Cap Fund............................  18  ..........................  40
Renaissance Fund........................  20  ..........................  41
Select Growth Fund......................  22  ..........................  42
Select International Fund...............  24  ..........................  43
Target Fund.............................  26  ..........................  45
Tax-Efficient Equity Fund...............  28  ..........................  46
Value Fund..............................  30  ..........................  48


Financial Highlights................................................   50-53

Statements of Assets and Liabilities................................   54-55

Statements of Operations............................................   56-57

Statements of Changes in Net Assets.................................   58-61

Notes to Financial Statements.......................................   62-67

[PHOTO]

Dear Fellow Shareholder:

Although the past six months was a challenging time overall for equity investors, 2002 ended on a positive note, with the S&P 500 and NASDAQ up 10.69% and 30.13%, respectively, in the fourth quarter. Along with the news that the U.S. economy has officially been in recession since March 2001 came the realization that a recovery would eventually ensue. And many experts now believe that the worst is perhaps behind us.

In fact, all of PIMCO's stock funds posted positive returns in the last three months of the year. We understand that this does not erase the declines that many investors have endured over the past two years, particularly those invested in growth-oriented and sector funds. To these investors, we can only reassure you that our managers continue to stay true to their investment disciplines and to the funds' stated objectives. Remember that if you remain invested, you stand the best chance of participating should these areas of the market return to favor. And of course, a well-diversified portfolio and long-term time horizon remain the keys to weathering any near-term volatility.

As for PIMCO's value funds, I am once again pleased to highlight their strong recent performance. Each has gained more than 15% in the past year, a time when the overall market--as represented by the S&P 500--was down 11.88%. In addition, the funds maintain their strong, long-term track records. PIMCO now offers three value funds, having reintroduced PIMCO Equity Income Fund in November 2001.

Finally, I would like to take this opportunity to announce an important development in the growth of our stock fund complex. As a result of their acquisition by our parent company, Allianz AG, Dresdner RCM Global Funds recently combined with the PIMCO Funds family. The renamed "RCM Funds" add 11 new stock funds to our line-up, making PIMCO Funds one of the largest mutual fund complexes in the industry.

As always, I thank you for the trust you have placed in PIMCO Funds. If you have any questions about the information in this report, please call your financial advisor or contact PIMCO Funds at 1-800-426-0107, www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
January 31, 2002

                                                PIMCO Funds Semi-Annual Report 3

A BLEND FUND

PIMCO Capital Appreciation Fund

OBJECTIVE:
Growth of capital.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
85 (not including short-term instruments)

FUND INCEPTION DATE:
3/8/91

TOTAL NET ASSETS:
$708.2 million

PORTFOLIO MANAGERS:
David Breed
Bill Bannick
Katherine Burdon
Peter McManus

[PHOTO]
David Breed
Co-Manager

Mr. Breed is Manager Director, Chief Investment Officer and CEO of PIMCO's Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.

[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

Fund slightly underperformed in the second half despite solid fourth quarter gains

The second half of 2001 produced mixed outcomes for PIMCO Capital Appreciation Fund. Despite posting losses for the third quarter, the Fund fared better than the majority of its peers, outperforming its Lipper average and the S&P 500 Index. Conversely, in the fourth quarter, although the Fund's Class D shares posted gains of 6.63%, the Fund underperformed its benchmark and Lipper average. For the six-month period overall, the Fund barely missed outperforming its Lipper average and benchmark, underperforming both by less than one percentage point.

Defensive allocation aids third quarter outperformance

The Fund weathered a tumultuous third quarter by maintaining a defensive growth posture. Its significant underweighting in technology positively contributed to performance, as did its overweighting of healthcare stocks. In particular, Johnson & Johnson and Tenet Healthcare posted strong gains. The Fund's overweighting of financial services also contributed to performance, as companies such as Washington Mutual and Federal Home Loan Mortgage benefited in the falling interest rate environment.

Insurance and consumer discretionary holdings lift fourth quarter performance

The consumer discretionary sector was the most significant contributor to positive returns for the quarter, benefiting from continued consumer strength. The Fund also benefited from its exposure to property and casualty (P&C) insurers.

The Fund is positioned to benefit from economic recovery through our fundamental strategy of investing in companies with rising earnings."

While some P&C companies, such as St. Paul Companies, felt immediate pressure in the wake of September 11th, they benefited from the resulting rise in insurance premiums. Despite a relative decrease in our exposure to financial stocks, the Fund remains overweight as compared to the S&P 500 because we believe there is a positive tradeoff in growth/value characteristics of many stocks in this group.

Tech valuations still causing concern

The Fund's underweighting in technology hurt it in the fourth quarter as tech experienced a dramatic rally. However, the Fund remains underweight in tech because we are concerned about earnings sustainability and growth. It is important to note that third quarter gains in the technology marketplace were magnified by the fact that many tech companies had lost up to 90% of their value in the preceding 12 to 18 months.

Our growth-at-a-reasonable-price philosophy is as important as ever

We still see market volatility and real earnings growth as primary concerns for 2002. In this environment, we believe that our continued dedication to seeking stocks with both growth and reasonable valuation characteristics will be increasingly important to long-term investment performance.

4 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                         1 year          3 year          5 year         10 year      Inception
                                                                                                                     (3/8/91)
PIMCO Capital Appreciation Fund D Shares                -19.20%           3.92%          11.94%         13.76%         14.80%
S&P 500 Index                                           -11.88%          -1.03%          10.70%         12.94%            --
Lipper Large-Cap Core Fund Average                      -13.77%          -1.56%           8.19%         11.01%            --

TOP 10 HOLDINGS % of Total Investments

     Microsoft Corp.                               3.3%
     General Electric Co.                          3.2%
     Citigroup, Inc.                               2.4%
     American International Group, Inc.            2.0%
     IBM Corp.                                     1.8%
     Cendant Corp.                                 1.6%
     Johnson & Johnson                             1.6%
     Pfizer, Inc.                                  1.5%
     Laboratory Corp. of America Holdings          1.4%
     PepsiCo, Inc.                                 1.4%
     Top Ten Total                                20.2%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services                24.1%
     Health Care                                  19.4%
     Technology                                   16.1%
     Consumer Discretionary                       12.1%
     Consumer Staples                              7.3%

PORTFOLIO COMPOSITION

     Common Stock                                 93.8%
     Cash Equivalents                              6.2%

CHANGE IN VALUE For periods ended 12/31/01

                                    [GRAPH]

                                      PIMCO
                              Capital Appreciation             S&P 500
         Month                          D                       Index
    ==============            ====================          =============
      03/31/1991                     10,000                    10,000
      04/30/1991                      9,705                    10,024
      05/31/1991                     10,182                    10,457
      06/30/1991                      9,630                     9,978
      07/31/1991                     10,316                    10,443
      08/31/1991                     10,636                    10,691
      09/30/1991                     10,486                    10,512
      10/31/1991                     10,842                    10,653
      11/30/1991                     10,523                    10,224
      12/31/1991                     11,982                    11,393
      01/31/1992                     11,863                    11,181
      02/29/1992                     11,988                    11,327
      03/31/1992                     11,590                    11,106
      04/30/1992                     11,561                    11,432
      05/31/1992                     11,606                    11,488
      06/30/1992                     11,237                    11,317
      07/31/1992                     11,561                    11,780
      08/31/1992                     11,270                    11,539
      09/30/1992                     11,563                    11,674
      10/31/1992                     11,962                    11,714
      11/30/1992                     12,659                    12,113
      12/31/1992                     12,831                    12,262
      01/31/1993                     13,263                    12,364
      02/28/1993                     13,099                    12,533
      03/31/1993                     13,700                    12,797
      04/30/1993                     13,360                    12,488
      05/31/1993                     13,962                    12,822
      06/30/1993                     14,181                    12,860
      07/31/1993                     13,975                    12,808
      08/31/1993                     14,482                    13,294
      09/30/1993                     14,903                    13,192
      10/31/1993                     14,935                    13,465
      11/30/1993                     14,632                    13,337
      12/31/1993                     15,043                    13,498
      01/31/1994                     15,568                    13,957
      02/28/1994                     15,352                    13,578
      03/31/1994                     14,581                    12,986
      04/30/1994                     14,631                    13,152
      05/31/1994                     14,615                    13,368
      06/30/1994                     14,199                    13,041
      07/31/1994                     14,541                    13,469
      08/31/1994                     14,971                    14,021
      09/30/1994                     14,565                    13,678
      10/31/1994                     14,895                    13,986
      11/30/1994                     14,209                    13,476
      12/31/1994                     14,345                    13,676
      01/31/1995                     14,331                    14,031
      02/28/1995                     15,042                    14,578
      03/31/1995                     15,697                    15,008
      04/30/1995                     16,232                    15,450
      05/31/1995                     16,821                    16,067
      06/30/1995                     17,544                    16,440
      07/31/1995                     18,512                    16,986
      08/31/1995                     18,686                    17,028
      09/30/1995                     19,421                    17,747
      10/31/1995                     19,052                    17,683
      11/30/1995                     19,631                    18,460
      12/31/1995                     19,596                    18,815
      01/31/1996                     20,249                    19,456
      02/29/1996                     21,010                    19,636
      03/31/1996                     21,043                    19,825
      04/30/1996                     21,301                    20,117
      05/31/1996                     21,833                    20,636
      06/30/1996                     21,786                    20,715
      07/31/1996                     20,683                    19,800
      08/31/1996                     21,567                    20,217
      09/30/1996                     22,883                    21,355
      10/31/1996                     23,452                    21,944
      11/30/1996                     25,151                    23,603
      12/31/1996                     24,750                    23,135
      01/31/1997                     26,185                    24,581
      02/28/1997                     25,907                    24,773
      03/31/1997                     24,954                    23,756
      04/30/1997                     25,742                    25,174
      05/31/1997                     27,377                    26,706
      06/30/1997                     28,540                    27,903
      07/31/1997                     31,615                    30,123
      08/31/1997                     30,420                    28,436
      09/30/1997                     32,254                    29,993
      10/31/1997                     31,664                    28,991
      11/30/1997                     32,461                    30,333
      12/31/1997                     33,091                    30,854
      01/31/1998                     32,558                    31,195
      02/28/1998                     34,939                    33,445
      03/31/1998                     36,868                    35,158
      04/30/1998                     36,865                    35,511
      05/31/1998                     36,240                    34,901
      06/30/1998                     37,780                    36,319
      07/31/1998                     36,692                    35,932
      08/31/1998                     30,693                    30,737
      09/30/1998                     32,405                    32,706
      10/31/1998                     33,886                    35,366
      11/30/1998                     36,065                    37,510
      12/31/1998                     38,763                    39,671
      01/31/1999                     40,015                    41,330
      02/28/1999                     38,406                    40,045
      03/31/1999                     39,328                    41,648
      04/30/1999                     40,673                    43,261
      05/31/1999                     39,266                    42,239
      06/30/1999                     41,626                    44,584
      07/31/1999                     40,077                    43,192
      08/31/1999                     39,280                    42,977
      09/30/1999                     38,278                    41,800
      10/31/1999                     40,950                    44,445
      11/30/1999                     42,903                    45,349
      12/31/1999                     47,382                    48,020
      01/31/2000                     46,070                    45,608
      02/29/2000                     49,723                    44,744
      03/31/2000                     52,120                    49,121
      04/30/2000                     49,816                    47,643
      05/31/2000                     49,074                    46,665
      06/30/2000                     51,130                    47,816
      07/31/2000                     50,542                    47,068
      08/31/2000                     56,379                    49,991
      09/30/2000                     55,658                    47,352
      10/31/2000                     54,194                    47,152
      11/30/2000                     51,034                    43,435
      12/31/2000                     53,836                    43,647
      01/31/2001                     50,988                    45,195
      02/28/2001                     48,383                    41,074
      03/31/2001                     45,669                    38,472
      04/30/2001                     48,249                    41,462
      05/31/2001                     48,543                    41,740
      06/30/2001                     46,441                    40,724
      07/31/2001                     45,271                    40,323
      08/31/2001                     43,383                    37,799
      09/30/2001                     40,802                    34,747
      10/31/2001                     40,720                    35,409
      11/30/2001                     42,797                    38,126
      12/31/2001                     43,503                    38,460

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 32 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 5

A VALUE FUND


PIMCO Equity Income Fund

OBJECTIVE:
Current income as a primary objective; long-term growth of capital as a secondary objective.


PORTFOLIO:
Stocks the manager believes are under-valued and/or offer above-average yields.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
43 (not including short-term instruments)

FUND INCEPTION DATE:
5/8/00

TOTAL NET ASSETS:
$39.4 million

PORTFOLIO MANAGERS:
Ben Fischer
Chris Najork

[PHOTO]
Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO's NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

[PHOTO]
Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO's NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund bested benchmark and peers in second half

PIMCO Equity Income Fund posted solid returns in the second half of 2001, outperforming its benchmark and its Lipper Average. For the one-year period ended December 31, 2001, the Fund's performance was stellar, with Class D shares posting a gain of 15.79%--far outperforming the S&P 500 Index return of -11.88% and its Lipper Average return of -5.64%.

Stock selection contributed to performance in third quarter

The third quarter was marked by extreme volatility and weakness. In this type of environment, stock selection was key to Fund performance. In five out of seven sectors, stock selection was positive during this period. In particular, the Fund benefited from exposure to defense contractor Northrop Grumman, grocery wholesaler and retailer SUPERVALU, Inc., as well as Deluxe, a check printing and business services company.

Exposure to consumer benefited performance in the fourth quarter

The Fund benefited from owning stocks with exposure to the consumer, an area that continued to show strength in the fourth quarter. For example, Sears, Whirlpool and VF Corp., one of the largest apparel manufacturers, all posted strong gains. The financial services sector also contributed to performance,

"We believe we are well positioned as investors return their attention to valuations." with stocks such as A.G. Edwards rising in value during this period. The Fund was hurt by its lack of exposure to the tech sector at a time in which these stocks rallied dramatically, but our strict valuation requirements preclude us from owning most tech names.

Focus on valuations could bode well in uncertain market environment

Looking ahead, we see a tremendous amount of uncertainty in the global economy and expect another year of heightened volatility. Considering the expensive nature of the overall market--the P/E of the S&P 500 Index remains historically high--we are once again optimistic that the Fund, which in our opinion remains attractively priced relative to its intrinsic value, is well positioned for the new investment year. In addition, we are confident that our focus on valuations is prudent and will continue to generate solid performance in the long run.

6 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                 1 year       3 year    5 year     10 year    Inception
                                                                                              (5/8/00)
PIMCO Equity Income Fund D Shares                 15.79%         --       --         --        14.52%
S&P 500 Index                                    -11.88%         --       --         --        --
Lipper Equity Income Fund Average                 -5.64%         --       --         --        --

TOP 10 HOLDINGS % of Total Investments

   KeyCorp                              4.2%
   Union Planters Corp.                 4.1%
   Deluxe Corp.                         4.0%
   SUPERVALU, Inc.                      4.0%
   Verizon Communications, Inc.         3.7%
   Eastman Kodak Co.                    3.7%
   VF Corp.                             3.5%
   CMS Energy Corp.                     2.2%
   Goodrich Corp.                       2.2%
   Caterpillar, Inc.                    2.1%
   Top Ten Total                       33.7%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services       26.5%
   Energy                              16.1%
   Consumer Staples                    13.8%
   Utilities                            9.8%
   Consumer Discretionary               9.7%

PORTFOLIO COMPOSITION

   Common Stock                        99.6%
   Cash Equivalents                     0.4%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                   PIMCO
                                Equity Income              S&P 500
          Month                      D                      Index
        ==========             =============               ========
        05/31/2000                10,000                    10,000
        06/30/2000                 9,265                    10,246
        07/31/2000                 9,448                    10,086
        08/31/2000                 9,969                    10,713
        09/30/2000                10,027                    10,147
        10/31/2000                 9,976                    10,104
        11/30/2000                 9,858                     9,308
        12/31/2000                10,622                     9,353
        01/31/2001                10,862                     9,685
        02/28/2001                11,171                     8,802
        03/31/2001                11,003                     8,244
        04/30/2001                11,823                     8,885
        05/31/2001                12,328                     8,945
        06/30/2001                12,316                     8,727
        07/31/2001                12,509                     8,641
        08/31/2001                12,267                     8,100
        09/30/2001                11,303                     7,446
        10/31/2001                11,189                     7,588
        11/30/2001                11,881                     8,170
        12/31/2001                12,300                     8,242

Investment Process
--------------------------------------------------------------------------------
The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150-200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 32 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 7

A SECTOR - RELATED FUND

PIMCO Global Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of U.S. and non-U.S. tech- nology-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
64 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/99

TOTAL NET ASSETS:
$187.9 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim

[PHOTO]
Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

[PHOTO]
Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. Previously, she worked at Fred Alger Investment Management and at Repligen--a biotech-nology firm. She has 6 years of investment experience.

Tech stocks faced bifurcated market in second half of 2001

The tech sector turned in a disappointing performance in the third quarter, as did PIMCO Global Innovation Fund. The sector, already weakened by a decelerating economy, was hit hard by the tragic events of September 11th. However, tech stocks experienced a strong rally in the fourth quarter, and PIMCO Global Innovation Fund Class D shares gained an impressive 53.79% during this period.

Third quarter proved extremely disappointing for tech

Virtually every industry within technology performed poorly during the third quarter. In this environment, the Fund's non-tech innovators posted the best relative returns. For example, the Fund benefited from its exposure to biotech stocks, which proved popular with investors--especially amidst concerns over bioterrorism following September's terrorist attacks.

Strong tech rebound in the fourth quarter aided Fund

The strong tech rally in the fourth quarter propelled the Fund's returns upward. In particular, performance was helped by exposure to the semiconductor industry, which experienced improving fundamentals as inventory was drawn down. A number of chip makers also benefited from the fact that consumer spending patterns shifted

"The strong tech rally at the end of 2001 should be sustainable amid a macroeconomic recovery in 2002."

away from travel and apparel, and towards stay-at-home type purchases such as video games, digital cameras and personal computers--all of which utilize chips. Exposure to software stocks also contributed to performance, as investors became more optimistic about corporate software purchasing. In particular, Siebel Systems saw its stock rise on word that it had closed a handful of large deals in the fourth quarter and on its introduction of a number of new products and upgrades of existing software. These factors should only serve to enhance Siebel's position as the market leader in this space.

Tech rally appears sustainable

Despite a strong tech run-up in the fourth quarter, we believe a tech rally is sustainable in the coming months, as more evidence of a macroeconomic recovery and an improvement in tech fundamentals comes to light.

8 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                           1 year    3 year    5 year   10 year   Inception
                                                                                  (12/31/99)
PIMCO Global Innovation Fund D Shares      -39.70%     --        --         --        -7.63%
NASDAQ Composite Index                     -21.05%     --        --         --            --
Lipper Science & Technology Fund Average   -37.59%     --        --         --            --


TOP 10 HOLDINGS % of Total Investments

   Marvell Technology Group Ltd.                       2.9%
   Photon Dynamics, Inc.                               2.9%
   Taiwan Semiconductor Mfg. Co. Ltd. SP-A             2.8%
   SK Telecom Co. Ltd. SP - ADR                        2.6%
   NetIQ Corp.                                         2.6%
   Genesis Microchip, Inc.                             2.5%
   Intersil Corp.                                      2.5%
   KLA-Tencor Corp.                                    2.5%
   Check Point Software Technologies Ltd.              2.2%
   ASML Holding N.V.                                   2.2%
   Top Ten Total                                      25.7%

TOP 5 RELATED INDUSTRIES

   Technology                                         74.4%
   Communications                                      6.6%
   Health Care                                         3.9%
   Capital Goods                                       1.8%
   Consumer Discretionary                              1.6%

PORTFOLIO COMPOSITION

   Common Stock                                       90.1%
   Cash Equivalents                                    9.9%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]


                                     PIMCO
                                     Global                     NASDAQ
           Month                   Innovation              Composite Index
                                       D
       ==============           ===============         ====================
         12/31/1999                 10,000                     10,000
         01/31/2000                 10,920                      9,683
         02/29/2000                 19,200                     11,541
         03/31/2000                 20,169                     11,236
         04/30/2000                 17,458                      9,487
         05/31/2000                 16,069                      8,357
         06/30/2000                 18,939                      9,746
         07/31/2000                 19,079                      9,257
         08/31/2000                 22,238                     10,336
         09/30/2000                 21,217                      9,025
         10/31/2000                 18,328                      8,281
         11/30/2000                 13,559                      6,385
         12/31/2000                 14,150                      6,072
         01/31/2001                 14,740                      6,814
         02/28/2001                 10,464                      5,289
         03/31/2001                  8,742                      4,523
         04/30/2001                 10,394                      5,201
         05/31/2001                  9,873                      5,187
         06/30/2001                 10,033                      5,311
         07/31/2001                  9,002                      4,982
         08/31/2001                  7,680                      4,437
         09/30/2001                  5,547                      3,684
         10/31/2001                  6,809                      4,154
         11/30/2001                  8,431                      4,745
         12/31/2001                  8,531                      4,794

Investment Process
--------------------------------------------------------------------------------
The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors affecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and
(ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. See page 32 for footnotes, which include additional details.

                                     12.31.01 | PIMCO Funds Semi-Annual Report 9

A BLEND FUND


PIMCO Growth & Income Fund

OBJECTIVE:
Long-term growth of capital; current income is a secondary objective.

PORTFOLIO:
Growth stocks and dividend-paying securities.

NUMBER OF SECURITIES IN THE PORTFOLIO:
45 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$81.1 million

PORTFOLIO MANAGER:
Ken Corba

[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Long-term performance remained strong

The Fund continues to have a strong long-term performance record, despite disappointing results for the six months ended December 31, 2001. The Fund was hit hard by a lack of exposure to tech in the fourth quarter, when the sector experienced a dramatic rebound.

Fund benefited from defensive positioning in third quarter

The Fund benefited in the third quarter from its exposure to traditional telecom service providers such as Verizon and SBC Communications. These stocks were popular with investors seeking more defensive positions in a decelerating economic environment. The healthcare sector also positively contributed to the Fund's performance, with stocks such as Johnson & Johnson, American Home Products and Bristol Myers Squibb posting gains. The Fund was hurt by its exposure to media stocks such as Omnicom and AOL Time Warner, which fell lower on concerns over a weakening consumer. Another area of disappointment was the energy sector, which suffered due to falling commodity prices.

Lack of exposure to tech sector hurt in fourth quarter

The Fund's underperformance was due in large part to its underweighting in the technology sector, at a time when tech stocks experienced a dramatic rally. In addition, the Fund's exposure to less aggressive and less volatile tech stocks also hurt, as investors flocked to more aggressive tech names. The Fund was also hurt by exposure to consumer staples stocks. Despite the earnings predictability of this sector, investors avoided it in favor of more aggressive issues. The Fund did benefit from its exposure to consumer cyclical stocks. Its retail stocks in particular performed well as a result of continued consumer strength.

Earnings sustainability remains a paramount concern

We are confident that an economic recovery should begin some time near spring of this year. However, we expect it will be muted, and so we remain very vigilant about earnings sustainability. We are optimistic that a focus on both growth and income will be important in the current environment of uncertainty.

10 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                             1 year     3 year    5 year    0 year    Inception
                                                                                      (12/28/94)

   PIMCO Growth & Income Fund D Shares       -25.05%     10.59%    15.16%      --      17.55%
   S&P 500 Index                             -11.88%     -1.03%    10.70%      --        --
   Lipper Multi-Cap Growth Fund Average      -26.05%     -0.14%     8.61%      --        --


 TOP 10 HOLDINGS % of Total Investments

   Citigroup, Inc.                   3.1%
   ChevronTexaco Corp.               2.8%
   Bank of America Corp.             2.7%
   Concord EFS, Inc.                 2.6%
   Vornado Realty Trust              2.6%
   Tyco International Ltd.           2.6%
   International Paper Co.           2.5%
   Wal-Mart Stores, Inc.             2.5%
   ACE Ltd.                          2.5%
   Exxon Mobil Corp.                 2.4%
   Top Ten Total                    26.3%


TOP 5 RELATED INDUSTRIES

   Financial & Business Services 32.9%
   Energy                         9.1%
   Consumer Discretionary         8.6%
   Technology                     8.4%
   Capital Goods                  6.5%

PORTFOLIO COMPOSITION

   Common Stock                  90.8%
   Convertible Bonds and Notes    5.4%
   Cash Equivalents               3.8%

CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]


                                      PIMCO
                                 Growth & Income             S&P 500
            Month                       D                     Index
       ================         ================          ============
          12/31/1994                  10,000                 10,000
          01/31/1995                   9,817                 10,259
          02/28/1995                  10,374                 10,659
          03/31/1995                  10,729                 10,974
          04/30/1995                  10,875                 11,297
          05/31/1995                  10,851                 11,748
          06/30/1995                  11,676                 12,021
          07/31/1995                  12,380                 12,420
          08/31/1995                  12,377                 12,451
          09/30/1995                  12,712                 12,977
          10/31/1995                  12,892                 12,930
          11/30/1995                  13,038                 13,498
          12/31/1995                  13,119                 13,758
          01/31/1996                  13,022                 14,226
          02/29/1996                  13,439                 14,358
          03/31/1996                  13,936                 14,496
          04/30/1996                  14,699                 14,710
          05/31/1996                  15,380                 15,089
          06/30/1996                  15,006                 15,147
          07/31/1996                  13,323                 14,478
          08/31/1996                  14,106                 14,783
          09/30/1996                  15,043                 15,615
          10/31/1996                  15,038                 16,046
          11/30/1996                  15,769                 17,258
          12/31/1996                  15,329                 16,917
          01/31/1997                  15,698                 17,974
          02/28/1997                  15,028                 18,114
          03/31/1997                  14,403                 17,370
          04/30/1997                  14,772                 18,407
          05/31/1997                  15,993                 19,528
          06/30/1997                  16,385                 20,403
          07/31/1997                  17,734                 22,026
          08/31/1997                  18,055                 20,792
          09/30/1997                  19,192                 21,931
          10/31/1997                  17,902                 21,198
          11/30/1997                  17,920                 22,180
          12/31/1997                  17,746                 22,560
          01/31/1998                  17,409                 22,810
          02/28/1998                  18,901                 24,455
          03/31/1998                  19,856                 25,707
          04/30/1998                  20,559                 25,966
          05/31/1998                  19,765                 25,520
          06/30/1998                  21,285                 26,556
          07/31/1998                  20,680                 26,273
          08/31/1998                  17,214                 22,475
          09/30/1998                  18,812                 23,915
          10/31/1998                  18,947                 25,860
          11/30/1998                  20,073                 27,427
          12/31/1998                  22,965                 29,008
          01/31/1999                  23,735                 30,221
          02/28/1999                  22,175                 29,281
          03/31/1999                  23,836                 30,453
          04/30/1999                  25,083                 31,632
          05/31/1999                  24,448                 30,885
          06/30/1999                  26,123                 32,600
          07/31/1999                  25,752                 31,582
          08/31/1999                  25,973                 31,425
          09/30/1999                  24,812                 30,564
          10/31/1999                  26,549                 32,498
          11/30/1999                  30,593                 33,159
          12/31/1999                  34,732                 35,112
          01/31/2000                  34,301                 33,349
          02/29/2000                  39,776                 32,717
          03/31/2000                  41,649                 35,917
          04/30/2000                  39,329                 34,837
          05/31/2000                  37,158                 34,122
          06/30/2000                  38,853                 34,963
          07/31/2000                  39,230                 34,416
          08/31/2000                  42,670                 36,554
          09/30/2000                  42,790                 34,624
          10/31/2000                  41,921                 34,478
          11/30/2000                  39,708                 31,759
          12/31/2000                  41,447                 31,915
          01/31/2001                  41,811                 33,047
          02/28/2001                  38,195                 30,034
          03/31/2001                  35,758                 28,131
          04/30/2001                  38,887                 30,317
          05/31/2001                  39,455                 30,520
          06/30/2001                  37,462                 29,777
          07/31/2001                  35,716                 29,484
          08/31/2001                  32,952                 27,639
          09/30/2001                  29,215                 25,407
          10/31/2001                  29,420                 25,891
          11/30/2001                  30,558                 27,878
          12/31/2001                  31,065                 28,122

Investment Process
--------------------------------------------------------------------------------
The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 11

A GROWTH FUND

PIMCO Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
41 (not including short-term instruments)

FUND INCEPTION DATE:
2/24/84

TOTAL NET ASSETS:
$1.5 billion

PORTFOLIO MANAGER:
Ken Corba

[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Growth turnaround seen post-September 11th

Despite external shocks to the marketplace resulting from the events of September 11th, PIMCO Growth Fund's defensive stance enabled it to outperform its Lipper average in the third quarter. However, this same defensive stance in the fourth quarter caused the Fund to underperform its Lipper average in the midst of a dramatic tech rebound.

Healthcare and consumer staples performed well in the third quarter

In the third quarter, a defensive investment posture proved beneficial for the Fund. The Fund's exposure to the consumer staples and healthcare sectors made the largest contributions to the performance of the portfolio. In particular, Pepsi, Cardinal Health, Johnson & Johnson, Baxter International and United Health Group all posted strong gains. On the negative side, after the stock market re-opened on September 17, technology, media and financial stocks were victims of excessive pessimism about future economic growth and corporate profits and subject to some panic selling. As a result, the Fund was hurt by its exposure to fundamentally sound companies with excellent growth prospects in these sectors, such as Microsoft, Citigroup, Viacom, Cisco Systems and Omnicom Group, all of which suffered setbacks.

Underweighting in tech hindered returns, while consumer cyclicals helped out

In the fourth quarter, the Fund's performance was dampened by an underweighting in technology stocks, which rose considerably in the fourth quarter. However, this underweighting may prove beneficial in the longer term as concerns over earnings growth in the sector still loom. Financial services stocks also hurt performance, with stocks such as Washington Mutual falling as a result of a mortgage refinancing at less profitable levels. On the plus side, the capital goods sector outperformed for the quarter, with Tyco, a diversified manufacturing company, leading the way. However, the key contributor to Fund's gains in the quarter came from a relative overweighting in the consumer cyclical sector at a time of continued consumer strength. Kohl's, a department store chain, was one of the Fund's biggest winners thanks in part to a better-than-expected holiday shopping season.

Favorable prospects seen for growth investing in 2002

We are confident that an economic recovery should begin near spring of this year. While we expect it will be muted, we think growth investing can perform well in this environment. We also expect growth investing to resume its relative outperformance of value investing in the coming year. Our continued commitment to investing in companies with strong and predictable earnings growth, sound fundamentals, and sustainable competitive advantages should create a portfolio poised to profit from an overall market recovery.

12 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                               1 year     3 year      5 year        10 year      Inception
                                                                                                 (2/24/84)
PIMCO Growth Fund D Shares                     -29.08%    -5.03%       8.03%         9.74%        14.46%
S&P 500 Index                                  -11.88%    -1.03%      10.70%        12.94%           --
Lipper Large-Cap Growth Fund Average           -22.94%    -3.82%       8.15%        10.09%           --


TOP 10 HOLDINGS % of Total Investments

   Citigroup, Inc.                        4.2%
   Wal-Mart Stores, Inc.                  3.9%
   American International Group, Inc.     3.5%
   Electronic Data Systems Corp.          3.5%
   Microsoft Corp.                        3.3%
   Intel Corp.                            3.2%
   Philip Morris Cos., Inc.               3.1%
   Omnicom Group, Inc.                    3.0%
   Johnson & Johnson                      3.0%
   Tyco International Ltd.                3.0%
    Top Ten Total                        33.7%

TOP 5 RELATED INDUSTRIES
   Financial & Business Services         21.9%
   Technology                            21.2%
   Health Care                           18.5%
   Consumer Discretionary                17.1%
   Consumer Staples                       8.8%


PORTFOLIO COMPOSITION

   Common Stock                          98.3%
   Cash Equivalents                       1.7%

CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]

                                      PIMCO                 S&P 500
              Month                  Growth D                Index
            ==========               ========               =======
            02/29/1984                10,000                10,000
            03/31/1984                10,257                10,180
            04/30/1984                10,324                10,251
            05/31/1984                 9,970                 9,708
            06/30/1984                10,207                 9,912
            07/31/1984                10,284                 9,763
            08/31/1984                11,110                10,866
            09/30/1984                11,036                10,877
            10/31/1984                11,134                10,910
            11/30/1984                11,057                10,801
            12/31/1984                11,283                11,082
            01/31/1985                12,087                11,947
            02/28/1985                12,189                12,095
            03/31/1985                12,239                12,104
            04/30/1985                12,182                12,093
            05/31/1985                12,837                12,790
            06/30/1985                13,205                12,976
            07/31/1985                13,224                12,958
            08/31/1985                13,157                12,848
            09/30/1985                12,780                12,449
            10/31/1985                13,306                13,022
            11/30/1985                14,041                13,920
            12/31/1985                14,836                14,588
            01/31/1986                15,186                14,670
            02/28/1986                16,414                15,768
            03/31/1986                17,182                16,647
            04/30/1986                17,205                16,459
            05/31/1986                17,943                17,335
            06/30/1986                18,264                17,628
            07/31/1986                17,859                16,642
            08/31/1986                18,878                17,877
            09/30/1986                17,747                16,399
            10/31/1986                18,608                17,345
            11/30/1986                18,938                17,767
            12/31/1986                18,409                17,313
            01/31/1987                20,885                19,646
            02/28/1987                22,249                20,422
            03/31/1987                22,683                21,012
            04/30/1987                22,642                20,825
            05/31/1987                22,866                21,006
            06/30/1987                23,859                22,067
            07/31/1987                24,698                23,186
            08/31/1987                25,415                24,050
            09/30/1987                25,305                23,524
            10/31/1987                19,569                18,457
            11/30/1987                18,232                16,936
            12/31/1987                19,959                18,225
            01/31/1988                19,739                18,992
            02/29/1988                20,975                19,877
            03/31/1988                20,694                19,263
            04/30/1988                20,878                19,477
            05/31/1988                21,062                19,646
            06/30/1988                22,317                20,548
            07/31/1988                21,911                20,470
            08/31/1988                20,771                19,774
            09/30/1988                21,735                20,616
            10/31/1988                21,890                21,189
            11/30/1988                21,498                20,886
            12/31/1988                21,992                21,252
            01/31/1989                23,448                22,807
            02/28/1989                23,007                22,239
            03/31/1989                23,994                22,758
            04/30/1989                25,736                23,939
            05/31/1989                27,654                24,908
            06/30/1989                27,305                24,766
            07/31/1989                29,659                27,003
            08/31/1989                30,563                27,532
            09/30/1989                31,166                27,419
            10/31/1989                30,221                26,783
            11/30/1989                30,841                27,329
            12/31/1989                30,449                27,985
            01/31/1990                28,223                26,107
            02/28/1990                28,932                26,444
            03/31/1990                29,661                27,145
            04/30/1990                29,492                26,466
            05/31/1990                32,624                29,047
            06/30/1990                33,188                28,849
            07/31/1990                32,597                28,757
            08/31/1990                30,198                26,157
            09/30/1990                28,888                24,883
            10/31/1990                28,838                24,776
            11/30/1990                30,306                26,377
            12/31/1990                30,770                27,113
            01/31/1991                32,272                28,295
            02/28/1991                34,682                30,318
            03/31/1991                35,674                31,052
            04/30/1991                35,335                31,126
            05/31/1991                37,279                32,471
            06/30/1991                35,433                30,984
            07/31/1991                37,843                32,428
            08/31/1991                39,739                33,196
            09/30/1991                39,306                32,642
            10/31/1991                40,615                33,079
            11/30/1991                39,031                31,746
            12/31/1991                43,976                35,378
            01/31/1992                42,942                34,720
            02/29/1992                43,251                35,171
            03/31/1992                42,300                34,485
            04/30/1992                42,059                35,499
            05/31/1992                42,719                35,673
            06/30/1992                41,395                35,142
            07/31/1992                42,691                36,578
            08/31/1992                41,081                35,829
            09/30/1992                42,338                36,250
            10/31/1992                43,020                36,375
            11/30/1992                44,934                37,614
            12/31/1992                45,226                38,075
            01/31/1993                46,371                38,394
            02/28/1993                45,406                38,917
            03/31/1993                46,446                39,738
            04/30/1993                44,388                38,778
            05/31/1993                46,674                39,815
            06/30/1993                47,085                39,932
            07/31/1993                47,137                39,771
            08/31/1993                48,730                41,280
            09/30/1993                49,836                40,963
            10/31/1993                49,697                41,811
            11/30/1993                48,852                41,412
            12/31/1993                49,809                41,913
            01/31/1994                52,170                43,338
            02/28/1994                51,221                42,162
            03/31/1994                48,921                40,324
            04/30/1994                48,251                40,841
            05/31/1994                49,100                41,511
            06/30/1994                47,892                40,493
            07/31/1994                49,070                41,823
            08/31/1994                51,514                43,538
            09/30/1994                50,468                42,474
            10/31/1994                52,330                43,428
            11/30/1994                49,850                41,846
            12/31/1994                49,810                42,467
            01/31/1995                50,164                43,568
            02/28/1995                51,664                45,266
            03/31/1995                52,816                46,602
            04/30/1995                54,543                47,974
            05/31/1995                56,250                49,892
            06/30/1995                58,506                51,051
            07/31/1995                60,542                52,743
            08/31/1995                61,080                52,876
            09/30/1995                62,418                55,107
            10/31/1995                62,637                54,910
            11/30/1995                64,228                57,321
            12/31/1995                63,958                58,425
            01/31/1996                66,855                60,414
            02/29/1996                68,085                60,974
            03/31/1996                68,187                61,561
            04/30/1996                69,053                62,468
            05/31/1996                70,628                64,079
            06/30/1996                69,710                64,324
            07/31/1996                65,659                61,482
            08/31/1996                67,347                62,778
            09/30/1996                72,452                66,312
            10/31/1996                73,640                68,140
            11/30/1996                77,896                73,291
            12/31/1996                75,723                71,839
            01/31/1997                79,373                76,328
            02/28/1997                77,190                76,926
            03/31/1997                73,045                73,765
            04/30/1997                76,135                78,169
            05/31/1997                81,693                82,928
            06/30/1997                83,972                86,643
            07/31/1997                92,856                93,537
            08/31/1997                87,034                88,297
            09/30/1997                92,674                93,133
            10/31/1997                90,033                90,023
            11/30/1997                90,816                94,190
            12/31/1997                92,932                95,807
            01/31/1998                95,014                96,867
            02/28/1998               102,235               103,853
            03/31/1998               109,156               109,171
            04/30/1998               111,252               110,269
            05/31/1998               109,761               108,374
            06/30/1998               118,410               112,776
            07/31/1998               116,303               111,575
            08/31/1998                95,287                95,444
            09/30/1998               103,748               101,558
            10/31/1998               107,960               109,818
            11/30/1998               116,133               116,474
            12/31/1998               130,046               123,186
            01/31/1999               140,111               128,337
            02/28/1999               134,254               124,349
            03/31/1999               140,779               129,324
            04/30/1999               137,218               134,332
            05/31/1999               130,096               131,161
            06/30/1999               140,504               138,440
            07/31/1999               134,588               134,118
            08/31/1999               134,898               133,450
            09/30/1999               134,264               129,796
            10/31/1999               145,247               138,010
            11/30/1999               155,007               140,816
            12/31/1999               183,188               149,110
            01/31/2000               175,549               141,621
            02/29/2000               193,613               138,938
            03/31/2000               202,693               152,530
            04/30/2000               184,471               147,940
            05/31/2000               169,068               144,904
            06/30/2000               185,805               148,476
            07/31/2000               189,819               146,154
            08/31/2000               209,066               155,232
            09/30/2000               192,341               147,037
            10/31/2000               178,069               146,415
            11/30/2000               152,463               134,872
            12/31/2000               157,098               135,531
            01/31/2001               154,836               140,340
            02/28/2001               134,661               127,544
            03/31/2001               120,144               119,464
            04/30/2001               132,459               128,747
            05/31/2001               129,916               129,610
            06/30/2001               125,642               126,455
            07/31/2001               122,287               125,210
            08/31/2001               112,516               117,372
            09/30/2001               101,816               107,895
            10/31/2001               103,781               109,952
            11/30/2001               112,104               118,387
            12/31/2001               111,398               119,424

Investment Process
-------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35-50 stocks.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 13

A SECTOR - RELATED FUND


PIMCO Healthcare Innovation Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Stocks of healthcare-related companies that use technology in an innovative way to gain a strategic, competitive edge.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
55 (not including short-term instruments)

FUND INCEPTION DATE:
6/30/00

TOTAL NET ASSETS:
$4.4 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim

[PHOTO]
Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

[PHOTO]
Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception.
Previously, she worked at Fred Alger Investment Management and at Repligen--a biotech-nology firm. She has 6 years of investment experience.

Fund outperformed during tech rally in fourth quarter

PIMCO Healthcare Innovation Fund underperformed its Lipper Average for the second half of 2001, hurt by weak performance in the third quarter. However, PIMCO Healthcare Innovation Fund Class D shares posted a strong gain of 19.17% for the fourth quarter amid the strong tech rally.

Biotech exposure subdued returns in third quarter

The biotech sector proved disappointing in the third quarter, with many stocks in this area coming under valuation pressure, including IDEC Pharmaceuticals, Celera Genomics and Protein Design Labs. However HMOs positively contributed to the Fund's performance in the third quarter, with stocks such as Wellpoint posting impressive gains based on improving fundamentals and attractive valuations. Large-cap pharmaceuticals also helped the Fund's performance, as stocks such as Merck and Eli Lilly benefited from a flight to large-cap, blue-chip holdings in the third quarter.

Biotechs rebounded to aid performance in fourth quarter

In the fourth quarter, the Fund benefited from its exposure to the biotechnology industry, as investors flocked to stocks with earnings durability and growth. For example, Cephalon rose significantly as a result of both beating its earnings estimates and on reported

"The growth and defensive characteristics of healthcare stocks make them attractive in a variety of market environments, which could bode well for investors as we wait to see the exact timing and strength of an economic recovery."

success in clinical trials of a Parkinson's drug currently in its pipeline. Biotech equipment maker Affymetrix also experienced a dramatic run-up after beating its earnings estimates and announcing the settlement of a patent lawsuit. Exposure to HMOs was less helpful to the Fund's performance in the fourth quarter, as investors eschewed this industry in search of more aggressive growth stocks. However, HMOs such as Wellpoint Health Networks and United Health Group provided small gains for the quarter.

Healthcare could continue to perform well in uncertain market environment

We are optimistic that, given continued market uncertainty, the healthcare sector will continue to perform well. The growth and defensive characteristics of these stocks make them attractive in a variety of market environments, which could bode well for investors.

14 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Healthcare Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                          1 year     3 year   5 year     10 year    Inception
                                                                                                    (6/30/00)
   PIMCO Healthcare Innovation Fund D Shares              -16.45%         --     --       --         1.60%
   S&P Healthcare Index                                     1.57%         --     --       --           --
   Lipper Health/Biotechnology Fund Average               -12.75%         --     --       --           --

TOP 10 HOLDINGS % of Total Investments

    Cephalon, Inc.                     3.6%
    MedImmune, Inc.                    3.0%
    Amgen, Inc.                        2.9%
    Biogen, Inc.                       2.9%
    Celgene Corp.                      2.7%
    Quest Diagnostics, Inc.            2.6%
    Protein Design Labs, Inc.          2.4%
    King Pharmaceuticals, Inc.         2.3%
    Versicor, Inc.                     2.2%
    Barr Laboratories, Inc.            2.2%
    Top Ten Total                     26.8%

TOP 5 RELATED INDUSTRIES

    Health Care                       85.7%
    Technology                         1.1%

PORTFOLIO COMPOSITION

    Common Stock                      86.9%
    Cash Equivalents                  13.1%


CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]

                                  PIMCO
                                Healthcare
                                Innovation                    S&P
     Month                          D                    Healthcare Index
   ==========                   ==========               ================
   06/30/2000                     10,000                    10,000
   07/31/2000                     10,210                     9,007
   08/31/2000                     11,430                     9,278
   09/30/2000                     12,420                     9,796
   10/31/2000                     12,070                    10,349
   11/30/2000                     11,129                    11,044
   12/31/2000                     12,258                    11,310
   01/31/2001                     10,824                    10,018
   02/28/2001                     10,835                    10,513
   03/31/2001                      9,479                     9,776
   04/30/2001                     10,129                     9,885
   05/31/2001                     10,645                    10,274
   06/30/2001                     10,970                     9,963
   07/31/2001                      9,894                    10,835
   08/31/2001                      9,725                    10,451
   09/30/2001                      8,593                    10,757
   10/31/2001                      9,523                    10,846
   11/30/2001                     10,095                    11,132
   12/31/2001                     10,240                    11,132

Investment Process
-------------------------------------------------------------------------------
The Fund invests in innovative companies that provide products and/or services associated with the healthcare industry. The Fund may invest across a wide range of businesses and industries, allowing it to hold a relatively diversified portfolio of healthcare-related stocks. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. The fund may invest at least 65% of its assets in securities that have a connection with healthcare or medicine. The fund may at times invest in convertibles which may entail risk such as having to convert before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective. It may invest up to 15% in foreign securities, which may entail risk due to foreign economic and political developments; it may invest in smaller companies entailing greater risk than larger companies including higher volatility. Concentration of the fund's assets in one or a few sectors (such as healthcare) may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. There is additional risk with the healthcare industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 15

A SECTOR - RELATED FUND

PIMCO Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of technology-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
73 (not including short-term instruments)

FUND INCEPTION DATE:
12/22/94

TOTAL NET ASSETS:
$1.9 billion

PORTFOLIO MANAGER:
Dennis McKechnie

[PHOTO]
Dennis McKechnie
Portfolio Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Fund's long-term performance remained strong

Concerns over a decelerating economy wreaked havoc on the tech sector in the third quarter. This damage to the sector was only exacerbated by the tragic events of September 11th. Despite this, PIMCO Innovation Fund experienced a dramatic turnaround in the fourth quarter, outperforming the NASDAQ Composite and its Lipper average while experiencing its largest quarter-end returns since December 1999. While we do not expect the equity markets to be returning to late 1990s form, this resurgence in technology remains an encouraging signal.

Third quarter tech results proved disappointing

Virtually every industry within technology performed poorly during the third quarter. One area that provided good relative performance was traditional telecom service providers; holdings such as AT&T and WorldCom were flat to slightly up as a result of insulation from economic events and the pressures their less-well-funded competition face to complete their networks.

Inventory drawdown helped fourth quarter performance

The Fund's fourth quarter strength was aided in part by the depletion of inventories, which neared 20-year lows. As evidenced by the healthy performance of Fund holdings such as Cisco, the inventory drawdown mode appears to have ended. Personal computer makers

"We continue to look to tech stocks to lead an economic turnaround in 2002."

such as Compaq and Dell also saw significant gains as a result of strong consumer electronics sales aided by a better-than-expected holiday sales season. Software stocks such as Siebel Systems and Microsoft also performed well, as investors became more optimistic about corporate software purchasing. After experiencing a downturn for much of last year, the chip sector experienced a surprising resurgence late in the year, which has continued into 2002. Benefiting from this turnaround was KLA-Tencor, which designs equipment that helps chip manufacturers cut costs and improve efficiency. In fact, nearly every sector of the tech marketplace saw gains of varying degrees over the fourth quarter and, by implementing prudent allocation across a wide variety of technology sectors, the Fund was able to benefit considerably.

We believe tech will continue to show strength

We still believe that technology stocks will begin a recovery in advance of the overall economy and that a recovery could begin by the second quarter of 2002. We're optimistic that the gains we've seen in the fourth quarter could be the precursor of outperformance for the technology sector in the coming year.

16 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                 1 year    3 year      5 year    10 year   Inception
                                                                                           (12/22/94)
PIMCO Innovation Fund D Shares                  -45.10%    -2.07%      12.96%       --       18.51%
S&P 500 Index                                   -11.88%    -1.03%      10.70%       --          --
Lipper Science & Technology Fund Average        -37.59%    -1.39%       9.36%       --          --

TOP 10 HOLDINGS % of Total Investments

     Siebel Systems, Inc.                      3.6%
     Cisco Systems, Inc.                       2.8%
     LSI Logic Corp.                           2.7%
     Intel Corp.                               2.7%
     Sun Microsystems, Inc.                    2.6%
     KLA-Tencor Corp.                          2.6%
     Broadcom Corp. 'A'                        2.6%
     Taiwan Semiconductor Mfg. Co. Ltd. SP-A   2.6%
     Dell Computer Corp.                       2.6%
     Check Point Software Technologies Ltd.    2.5%
     Top Ten Total                            27.3%

TOP 5 RELATED INDUSTRIES

     Technology                               92.7%
     Communications                            3.0%
     Consumer Services                         1.1%
     Health Care                               0.7%
     Consumer Discretionary                    0.6%

PORTFOLIO COMPOSITION

     Common Stock                             98.5%
     Cash Equivalents                          1.5%


CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]


                                PIMCO
                              Innovation                  S&P 500
    Month                          D                       Index
  ==========                  ==========                  =======
  12/31/1994                     10,000                    10,000
  01/31/1995                      9,920                    10,259
  02/28/1995                     10,551                    10,659
  03/31/1995                     10,872                    10,974
  04/30/1995                     11,343                    11,297
  05/31/1995                     11,613                    11,748
  06/30/1995                     12,896                    12,021
  07/31/1995                     14,098                    12,420
  08/31/1995                     14,429                    12,451
  09/30/1995                     14,769                    12,977
  10/31/1995                     14,589                    12,930
  11/30/1995                     14,990                    13,498
  12/31/1995                     14,533                    13,758
  01/31/1996                     14,338                    14,226
  02/29/1996                     15,035                    14,358
  03/31/1996                     14,912                    14,496
  04/30/1996                     16,502                    14,710
  05/31/1996                     17,846                    15,089
  06/30/1996                     17,117                    15,147
  07/31/1996                     14,687                    14,478
  08/31/1996                     15,579                    14,783
  09/30/1996                     17,702                    15,615
  10/31/1996                     17,579                    16,046
  11/30/1996                     18,635                    17,258
  12/31/1996                     17,962                    16,917
  01/31/1997                     18,950                    17,974
  02/28/1997                     16,808                    18,114
  03/31/1997                     15,705                    17,370
  04/30/1997                     15,955                    18,407
  05/31/1997                     17,962                    19,528
  06/30/1997                     18,129                    20,403
  07/31/1997                     20,812                    22,026
  08/31/1997                     20,313                    20,792
  09/30/1997                     21,821                    21,931
  10/31/1997                     20,417                    21,198
  11/30/1997                     20,323                    22,180
  12/31/1997                     19,584                    22,560
  01/31/1998                     20,358                    22,810
  02/28/1998                     22,857                    24,455
  03/31/1998                     23,719                    25,707
  04/30/1998                     25,433                    25,966
  05/31/1998                     23,819                    25,520
  06/30/1998                     26,848                    26,556
  07/31/1998                     27,004                    26,273
  08/31/1998                     21,619                    22,475
  09/30/1998                     25,612                    23,915
  10/31/1998                     26,586                    25,860
  11/30/1998                     29,561                    27,427
  12/31/1998                     35,183                    29,008
  01/31/1999                     41,520                    30,221
  02/28/1999                     36,952                    29,281
  03/31/1999                     40,075                    30,453
  04/30/1999                     39,578                    31,632
  05/31/1999                     38,608                    30,885
  06/30/1999                     43,396                    32,600
  07/31/1999                     42,979                    31,582
  08/31/1999                     46,276                    31,425
  09/30/1999                     46,937                    30,564
  10/31/1999                     53,462                    32,498
  11/30/1999                     62,785                    33,159
  12/31/1999                     84,597                    35,112
  01/31/2000                     84,056                    33,349
  02/29/2000                    117,409                    32,717
  03/31/2000                    106,807                    35,917
  04/30/2000                     90,006                    34,837
  05/31/2000                     78,035                    34,122
  06/30/2000                     93,674                    34,963
  07/31/2000                     89,177                    34,416
  08/31/2000                    104,756                    36,554
  09/30/2000                    102,588                    34,624
  10/31/2000                     88,472                    34,478
  11/30/2000                     63,328                    31,759
  12/31/2000                     60,200                    31,915
  01/31/2001                     63,047                    33,047
  02/28/2001                     45,993                    30,034
  03/31/2001                     39,618                    28,131
  04/30/2001                     45,442                    30,317
  05/31/2001                     42,393                    30,520
  06/30/2001                     42,016                    29,777
  07/31/2001                     37,612                    29,484
  08/31/2001                     31,090                    27,639
  09/30/2001                     22,562                    25,407
  10/31/2001                     27,995                    25,891
  11/30/2001                     33,183                    27,878
  12/31/2001                     33,054                    28,122


Investment Process
--------------------------------------------------------------------------------
The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO's which may affect performance. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 17

A BLEND FUND

PIMCO Mid-Cap Fund

OBJECTIVE:
Long-term growth of capital.

PORTFOLIO:
Primarily common stocks of medium capitalization companies that have improving fundamentals and reason- able valuations.

NUMBER OF SECURITIES IN THE PORTFOLIO:
87 (not including short-term instruments)

FUND INCEPTION DATE:
8/26/91

TOTAL NET ASSETS:
$962.6 million

PORTFOLIO MANAGERS:
David Breed
Bill Bannick
Katherine Burdon
Peter McManus


[PHOTO]
Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for PIMCO's Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.

[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has over 16 years of investment experience.

A cautious underweighting in tech both helped and hindered

Over the third quarter PIMCO Mid-Cap Fund invested sparingly in the volatile technology sector, which posted disappointing returns for the quarter. This underweighting contributed greatly to the Fund's outperformance of its index and Lipper Average during the third quarter. In the fourth quarter the Fund remained underweighted in technology, despite a dramatic tech rally, due to continued concerns about real earnings potential in the sector. As a result, while the Fund underperformed its benchmark and Lipper average, it still managed a solid gain of 7.08% for the fourth quarter.

Interest rate cuts provided a healthy boost

In the third quarter, the Fund's exposure to consumer staples helped its performance, as stocks such as McCormick and Pepsi proved attractive to investors in a decelerating economic environment. The Fund's performance was also helped by a substantial overweight in the financial services sector. In particular, companies such as USA Education and Dime Bancorp benefited from the falling interest rate environment.

Strong consumer confidence delivers healthy holiday sales

A relative underweighting in the technology sector hindered performance for the fourth quarter. However, the health-care, consumer discretionary,

"We have built a portfolio of reasonably-valued companies with the growth potential to take advantage of an economic turnaround."

and financial services sectors all contributed positively to the Fund's performance in the fourth quarter. Relatively strong consumer confidence and a better-than-expected holiday spending season allowed consumer products companies like Best Buy Inc. and Williams-Sonoma to post solid returns. The Fund also benefited from rising car sales, buoyed by a low interest rate environment, through its exposure to AmeriCredit, a financial services firm specializing in auto loans. With interest rates still at relative lows, we believe there could be opportunities for further gains in the financial services sector in the coming year.

We anticipate a recovery on the horizon

While we anticipate a recovery in 2002, we are expecting a more conservative rebound than seen in the past. With valuations and earnings reliability still pressing concerns in the current market environment, we believe that our growth-at-a reasonable-price philosophy could bode well for investors in the coming year.

 18 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                    1 year      3 year     5 year      10 year     Inception
                                                                                                   (8/26/91)
PIMCO Mid-Cap Fund D Shares                         -19.68%     4.95%      10.74%      13.06%        13.93%
Russell Mid-Cap Index                                -5.63%     6.50%      11.40%      13.58%           --
Lipper Mid-Cap Core Fund Average                     -3.63%     9.96%      11.62%      12.98%           --

TOP 10 HOLDINGS % of Total Investments

     AmeriCredit Corp.                           1.6%
     King Pharmaceuticals, Inc.                  1.6%
     SunGard Data Systems, Inc.                  1.6%
     Darden Restaurants, Inc.                    1.5%
     Williams-Sonoma, Inc.                       1.5%
     McCormick & Co.                             1.5%
     International Game Technology               1.4%
     Affiliated Computer Services, Inc. 'A'      1.4%
     Pactiv Corp.                                1.4%
     Laboratory Corp. of America Holdings        1.4%
     Top Ten Total                              14.9%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services              27.0%
     Health Care                                19.5%
     Technology                                 17.1%
     Consumer Discretionary                     12.7%

     Consumer Staples                            4.1%

PORTFOLIO COMPOSITION

     Common Stock                               92.7%
     Cash Equivalents                            7.3%

CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]

                                 PIMCO
                                Mid-Cap                   Russell
    Month                          D                   Mid-Cap Index
  ==========                    =======                =============
  08/31/1991                     10,000                    10,000
  09/30/1991                      9,947                     9,942
  10/31/1991                     10,307                    10,145
  11/30/1991                     10,013                     9,726
  12/31/1991                     11,316                    10,816
  01/31/1992                     11,325                    11,019
  02/29/1992                     11,432                    11,272
  03/31/1992                     11,086                    10,984
  04/30/1992                     11,009                    11,070
  05/31/1992                     11,016                    11,142
  06/30/1992                     10,721                    10,961
  07/31/1992                     11,012                    11,419
  08/31/1992                     10,686                    11,156
  09/30/1992                     11,035                    11,388
  10/31/1992                     11,392                    11,666
  11/30/1992                     12,074                    12,254
  12/31/1992                     12,306                    12,583
  01/31/1993                     12,758                    12,835
  02/28/1993                     12,360                    12,849
  03/31/1993                     12,860                    13,267
  04/30/1993                     12,504                    12,916
  05/31/1993                     13,035                    13,326
  06/30/1993                     13,434                    13,476
  07/31/1993                     13,265                    13,541
  08/31/1993                     13,917                    14,143
  09/30/1993                     14,286                    14,198
  10/31/1993                     14,136                    14,209
  11/30/1993                     13,737                    13,880
  12/31/1993                     14,191                    14,383
  01/31/1994                     14,480                    14,779
  02/28/1994                     14,455                    14,578
  03/31/1994                     13,924                    13,957
  04/30/1994                     13,970                    14,053
  05/31/1994                     13,712                    14,072
  06/30/1994                     13,251                    13,656
  07/31/1994                     13,546                    14,124
  08/31/1994                     14,251                    14,794
  09/30/1994                     13,882                    14,432
  10/31/1994                     14,157                    14,543
  11/30/1994                     13,483                    13,901
  12/31/1994                     13,800                    14,082
  01/31/1995                     13,663                    14,371
  02/28/1995                     14,490                    15,115
  03/31/1995                     14,951                    15,547
  04/30/1995                     15,284                    15,782
  05/31/1995                     15,806                    16,300
  06/30/1995                     16,733                    16,848
  07/31/1995                     18,306                    17,666
  08/31/1995                     18,442                    17,937
  09/30/1995                     18,699                    18,342
  10/31/1995                     18,407                    17,932
  11/30/1995                     18,755                    18,824
  12/31/1995                     18,873                    18,933
  01/31/1996                     19,240                    19,332
  02/29/1996                     19,701                    19,786
  03/31/1996                     19,941                    20,073
  04/30/1996                     20,351                    20,641
  05/31/1996                     20,688                    20,953
  06/30/1996                     20,261                    20,638
  07/31/1996                     19,285                    19,361
  08/31/1996                     20,331                    20,283
  09/30/1996                     21,751                    21,285
  10/31/1996                     21,889                    21,455
  11/30/1996                     23,214                    22,762
  12/31/1996                     23,189                    22,530
  01/31/1997                     24,132                    23,373
  02/28/1997                     23,721                    23,338
  03/31/1997                     23,036                    22,346
  04/30/1997                     23,522                    22,902
  05/31/1997                     25,140                    24,573
  06/30/1997                     26,353                    25,377
  07/31/1997                     28,787                    27,494
  08/31/1997                     28,738                    27,194
  09/30/1997                     30,755                    28,747
  10/31/1997                     30,095                    27,628
  11/30/1997                     30,294                    28,286
  12/31/1997                     30,992                    29,067
  01/31/1998                     30,430                    28,520
  02/28/1998                     32,211                    30,750
  03/31/1998                     33,191                    32,208
  04/30/1998                     33,661                    32,289
  05/31/1998                     32,501                    31,291
  06/30/1998                     33,109                    31,724
  07/31/1998                     32,155                    30,211
  08/31/1998                     26,415                    25,377
  09/30/1998                     28,320                    27,019
  10/31/1998                     29,093                    28,862
  11/30/1998                     30,693                    30,227
  12/31/1998                     33,410                    31,998
  01/31/1999                     31,960                    31,944
  02/28/1999                     30,221                    30,880
  03/31/1999                     30,366                    31,847
  04/30/1999                     31,918                    34,200
  05/31/1999                     31,844                    34,101
  06/30/1999                     33,191                    35,305
  07/31/1999                     32,262                    34,334
  08/31/1999                     31,175                    33,445
  09/30/1999                     30,579                    32,267
  10/31/1999                     31,607                    33,797
  11/30/1999                     33,418                    34,770
  12/31/1999                     37,585                    37,830
  01/31/2000                     36,672                    36,578
  02/29/2000                     44,637                    39,391
  03/31/2000                     46,462                    41,648
  04/30/2000                     43,577                    39,678
  05/31/2000                     42,636                    38,626
  06/30/2000                     44,550                    39,770
  07/31/2000                     43,548                    39,324
  08/31/2000                     47,406                    43,091
  09/30/2000                     48,032                    42,475
  10/31/2000                     47,177                    41,821
  11/30/2000                     44,030                    38,057
  12/31/2000                     48,081                    40,953
  01/31/2001                     45,874                    41,613
  02/28/2001                     44,402                    39,079
  03/31/2001                     42,235                    36,656
  04/30/2001                     43,688                    39,790
  05/31/2001                     43,884                    40,530
  06/30/2001                     42,032                    40,149
  07/31/2001                     40,023                    39,001
  08/31/2001                     38,550                    37,499
  09/30/2001                     36,064                    32,977
  10/31/2001                     36,024                    34,283
  11/30/2001                     37,476                    37,155
  12/31/2001                     38,619                    38,649

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 32 for footnotes, which include additional details.

                                   12.31.01 | PIMCO Funds Semi-Annual Report 19

A VALUE FUND

PIMCO Renaissance Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
78 (not including short-term instruments)

FUND INCEPTION DATE:
4/18/88

TOTAL NET ASSETS:
$2.6 billion


PORTFOLIO MANAGER:
John Schneider


[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Renaissance Fund turned in strong second half performance

Despite a tumultuous market environment, PIMCO Renaissance Fund Class D shares gained 13.61% in the second half of 2001, and turned in a particularly strong performance in the fourth quarter, rising 21.18%. The Fund was able to produce these returns despite a market environment that favored growth investing over value investing.

Fund benefited from stock selection in third quarter

In the third quarter, the Fund benefited from its overweight in utilities, as well as strong stock selection in the consumer discretionary and financial services sectors. In particular, PG&E, Office Depot and Raytheon all posted strong gains. However, the Fund was hurt by its exposure to basic materials stocks, which suffered as the economy decelerated.

Focus on cyclicals helps performance in fourth quarter

The Fund benefited from a significant overweight in autos and transportation in the fourth quarter. In particular, Continental Airlines gained enormous ground after being oversold in the wake of the September 11th tragedies. The Fund's performance was also aided by

"Value stocks should continue to perform well as economic recovery takes hold in 2002."

its large overweight in the materials and processing sector, which began to recover from an 18-month recession. Technology stocks also contributed to the Fund's performance. For example, Maxtor, a computer storage company, rose on optimism that corporate tech spending would increase as the economy improves.

Value stocks could continue to outperform

For 2002, we anticipate a v-shaped recovery, but expect returns to be more understated than previous recoveries. We think value could continue to outperform growth, only by a narrower spread than in recent years. And we believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

20 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                             1 year      3 year     5 year     10 year    Inception
                                                                                          (4/18/88)
PIMCO Renaissance Fund D Shares              19.41%      21.84%     22.37%      18.82%     15.99%
Russell 1000 Value Index                     -5.59%       2.74%     11.14%      14.16%        --
Russell Mid-Cap Value Index                   2.32%       6.80%     11.45%      14.41%        --
Lipper Mid-Cap Value Fund Average            10.36%      12.22%     11.55%      12.89%        --

TOP 10 HOLDINGS % of Total Investments

 Alcan, Inc.                        5.2%
 PartnerRe Ltd.                     5.1%
 PG&E Corp.                         4.2%
 J.C. Penney Co., Inc.              3.7%
 Visteon Corp.                      2.9%
 WorldCom, Inc.-WorldCom Group      2.9%
 Diamond Offshore Drilling, Inc.    2.9%
 ACE Ltd.                           2.9%
 Aetna, Inc.                        2.7%
 Fairfax Financial Holdings Ltd.    2.6%
 Top Ten Total                     35.1%

TOP 5 RELATED INDUSTRIES

 Financial & Business Services     19.3%
 Materials & Processing            15.5%
 Capital Goods                     10.4%
 Energy                            10.3%
 Utilities                          6.9%

PORTFOLIO COMPOSITION

 Common Stock                      92.4%
 Cash Equivalents                   7.6%

CHANGE IN VALUE For periods ended 12/31/01

                                     [CHART]

                                     PIMCO
                                  Renaissance               Russell 1000             Russell Mid-Cap
         Month                         D                    Value Index                Value Index
      ==========                  ===========               ============             ===============
      04/30/1988                     10,000                    10,000                     10,001
      05/31/1988                     10,000                    10,145                     10,072
      06/30/1988                     10,232                    10,625                     10,719
      07/31/1988                     10,200                    10,628                     10,643
      08/31/1988                     10,062                    10,419                     10,525
      09/30/1988                     10,211                    10,758                     10,843
      10/31/1988                     10,329                    11,002                     10,968
      11/30/1988                     10,275                    10,868                     10,706
      12/31/1988                     10,614                    11,000                     10,886
      01/31/1989                     10,932                    11,754                     11,544
      02/28/1989                     10,877                    11,568                     11,569
      03/31/1989                     10,976                    11,822                     11,795
      04/30/1989                     11,264                    12,307                     12,286
      05/31/1989                     11,586                    12,797                     12,764
      06/30/1989                     11,674                    12,748                     12,811
      07/31/1989                     11,898                    13,608                     13,627
      08/31/1989                     12,269                    13,945                     14,033
      09/30/1989                     12,122                    13,812                     13,819
      10/31/1989                     11,895                    13,319                     13,112
      11/30/1989                     11,883                    13,472                     13,199
      12/31/1989                     11,886                    13,770                     13,356
      01/31/1990                     11,304                    12,912                     12,408
      02/28/1990                     11,304                    13,238                     12,657
      03/31/1990                     11,597                    13,373                     12,803
      04/30/1990                     11,247                    12,852                     12,105
      05/31/1990                     11,948                    13,919                     13,086
      06/30/1990                     11,896                    13,603                     12,805
      07/31/1990                     11,567                    13,484                     12,444
      08/31/1990                     10,780                    12,298                     11,181
      09/30/1990                     10,011                    11,703                     10,304
      10/31/1990                      9,600                    11,543                      9,886
      11/30/1990                      9,934                    12,343                     10,763
      12/31/1990                     10,118                    12,657                     11,209
      01/31/1991                     10,444                    13,227                     11,909
      02/28/1991                     11,070                    14,106                     12,860
      03/31/1991                     11,338                    14,315                     13,289
      04/30/1991                     11,457                    14,421                     13,522
      05/31/1991                     12,062                    14,959                     14,133
      06/30/1991                     11,639                    14,329                     13,569
      07/31/1991                     12,064                    14,929                     14,222
      08/31/1991                     12,555                    15,201                     14,634
      09/30/1991                     12,757                    15,089                     14,504
      10/31/1991                     13,025                    15,339                     14,782
      11/30/1991                     12,623                    14,552                     14,089
      12/31/1991                     13,583                    15,771                     15,459
      01/31/1992                     13,827                    15,796                     15,856
      02/29/1992                     14,098                    16,183                     16,447
      03/31/1992                     13,833                    15,948                     16,197
      04/30/1992                     13,847                    16,635                     16,610
      05/31/1992                     13,997                    16,718                     16,765
      06/30/1992                     13,839                    16,614                     16,636
      07/31/1992                     14,154                    17,255                     17,303
      08/31/1992                     13,976                    16,728                     16,797
      09/30/1992                     14,120                    16,959                     17,133
      10/31/1992                     14,092                    16,975                     17,492
      11/30/1992                     14,451                    17,532                     18,228
      12/31/1992                     14,749                    17,949                     18,809
      01/31/1993                     14,985                    18,471                     19,285
      02/28/1993                     14,860                    19,121                     19,702
      03/31/1993                     15,425                    19,685                     20,385
      04/30/1993                     15,299                    19,432                     20,027
      05/31/1993                     15,663                    19,823                     20,477
      06/30/1993                     15,979                    20,260                     20,903
      07/31/1993                     16,345                    20,487                     21,133
      08/31/1993                     17,400                    21,226                     21,854
      09/30/1993                     17,690                    21,260                     21,797
      10/31/1993                     17,944                    21,246                     21,551
      11/30/1993                     17,492                    20,807                     21,053
      12/31/1993                     18,024                    21,202                     21,748
      01/31/1994                     18,545                    22,005                     22,380
      02/28/1994                     18,342                    21,252                     21,982
      03/31/1994                     17,332                    20,462                     21,131
      04/30/1994                     17,215                    20,854                     21,442
      05/31/1994                     17,143                    21,094                     21,470
      06/30/1994                     16,742                    20,589                     21,075
      07/31/1994                     17,165                    21,230                     21,918
      08/31/1994                     17,969                    21,839                     22,731
      09/30/1994                     17,948                    21,115                     22,019
      10/31/1994                     17,904                    21,409                     22,000
      11/30/1994                     17,170                    20,544                     21,029
      12/31/1994                     17,237                    20,781                     21,284
      01/31/1995                     17,281                    21,420                     21,884
      02/28/1995                     17,665                    22,267                     22,989
      03/31/1995                     18,145                    22,756                     23,422
      04/30/1995                     18,486                    23,475                     23,918
      05/31/1995                     18,531                    24,463                     24,880
      06/30/1995                     18,998                    24,794                     25,452
      07/31/1995                     19,937                    25,658                     26,340
      08/31/1995                     20,160                    26,020                     26,856
      09/30/1995                     20,813                    26,961                     27,471
      10/31/1995                     20,873                    26,693                     26,936
      11/30/1995                     21,874                    28,045                     28,409
      12/31/1995                     22,144                    28,750                     28,719
      01/31/1996                     22,905                    29,646                     29,417
      02/29/1996                     23,206                    29,870                     29,696
      03/31/1996                     23,395                    30,378                     30,323
      04/30/1996                     23,792                    30,494                     30,580
      05/31/1996                     24,348                    30,876                     30,871
      06/30/1996                     24,400                    30,901                     30,905
      07/31/1996                     23,364                    29,733                     29,434
      08/31/1996                     24,272                    30,584                     30,667
      09/30/1996                     25,474                    31,799                     31,792
      10/31/1996                     26,352                    33,029                     32,629
      11/30/1996                     27,692                    35,424                     34,678
      12/31/1996                     27,753                    34,972                     34,532
      01/31/1997                     28,763                    36,667                     35,616
      02/28/1997                     28,616                    37,206                     36,218
      03/31/1997                     27,894                    35,868                     35,117
      04/30/1997                     29,070                    37,374                     36,002
      05/31/1997                     30,871                    39,464                     38,123
      06/30/1997                     32,485                    41,157                     39,537
      07/31/1997                     35,353                    44,253                     42,471
      08/31/1997                     34,507                    42,678                     41,974
      09/30/1997                     37,023                    45,255                     44,576
      10/31/1997                     35,313                    43,993                     43,221
      11/30/1997                     36,692                    45,937                     44,678
      12/31/1997                     37,726                    47,278                     46,389
      01/31/1998                     37,749                    46,612                     45,489
      02/28/1998                     40,601                    49,749                     48,527
      03/31/1998                     42,184                    52,793                     51,027
      04/30/1998                     43,142                    53,147                     50,741
      05/31/1998                     42,250                    52,360                     49,554
      06/30/1998                     42,563                    53,031                     49,712
      07/31/1998                     41,694                    52,098                     47,192
      08/31/1998                     34,294                    44,346                     40,557
      09/30/1998                     35,497                    46,891                     42,925
      10/31/1998                     37,034                    50,525                     45,707
      11/30/1998                     39,375                    52,880                     47,311
      12/31/1998                     42,115                    54,678                     48,749
      01/31/1999                     44,760                    55,115                     47,613
      02/28/1999                     42,576                    54,338                     46,566
      03/31/1999                     44,505                    55,463                     47,232
      04/30/1999                     46,765                    60,643                     51,705
      05/31/1999                     45,353                    59,976                     51,922
      06/30/1999                     46,818                    61,715                     52,514
      07/31/1999                     47,047                    59,907                     51,201
      08/31/1999                     45,556                    57,684                     49,429
      09/30/1999                     42,139                    55,665                     46,928
      10/31/1999                     41,882                    58,872                     48,312
      11/30/1999                     43,373                    58,413                     47,428
      12/31/1999                     46,284                    58,693                     48,699
      01/31/2000                     44,312                    56,780                     45,787
      02/29/2000                     41,498                    52,561                     43,873
      03/31/2000                     46,739                    58,973                     49,191
      04/30/2000                     48,422                    58,289                     49,388
      05/31/2000                     50,005                    58,901                     50,237
      06/30/2000                     48,485                    56,209                     48,363
      07/31/2000                     49,746                    56,912                     49,495
      08/31/2000                     53,626                    60,076                     52,529
      09/30/2000                     54,854                    60,629                     53,033
      10/31/2000                     57,964                    62,121                     54,041
      11/30/2000                     58,190                    59,816                     53,338
      12/31/2000                     63,788                    62,813                     58,043
      01/31/2001                     65,695                    63,051                     57,834
      02/28/2001                     66,287                    61,299                     57,591
      03/31/2001                     63,032                    59,135                     55,990
      04/30/2001                     66,215                    62,032                     59,069
      05/31/2001                     67,043                    63,428                     60,747
      06/30/2001                     67,043                    62,020                     59,933
      07/31/2001                     68,565                    61,890                     59,693
      08/31/2001                     68,839                    59,408                     58,601
      09/30/2001                     62,850                    55,226                     53,010
      10/31/2001                     65,722                    54,751                     53,291
      11/30/2001                     72,991                    57,932                     57,022
      12/31/2001                     76,159                    59,299                     59,388

Investment Process
--------------------------------------------------------------------------------
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 21

A GROWTH FUND


Select Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

PORTFOLIO:
Common stocks of companies with market capitalizations of at least $10 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
20 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$34.2 million

PORTFOLIO MANAGER:
Ken Corba


[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Mixed results as Fund outperformed in third but not fourth quarter

For the six-month period ended December 31, 2001, PIMCO Select Growth Fund slightly underperformed its Lipper Average. The Fund posted good relative returns in the third quarter, outperforming its Lipper Average. However, in the fourth quarter, despite solid absolute returns, the Fund under-performed in relative terms.

Third quarter returns helped by defensive posture

The Fund benefited from being fairly defensively invested in the volatile third quarter. The Fund's exposure to defensive areas of the economy such as consumer staples and healthcare made strong contributions to the performance of the portfolio. In particular, Pepsi, Cardinal Health, Johnson & Johnson, Baxter International and United Health Group all posted gains. On the negative side, after the stock market re-opened on September 17, technology, media and financial stocks were victims of excessive pessimism about future economic growth and corporate profits and subject to some panic selling. As a result, the Fund was hurt by its exposure to fundamentally sound companies with excellent growth prospects in these sectors, such as Microsoft, Citigroup, Viacom, Cisco Systems and Omnicom Group, all of which suffered setbacks.

Technology underweight hurt performance in fourth quarter

The Fund's performance was hindered by an underweighting in technology

"The Fund's concentration on premier growth companies should help investors seeking to take advantage as the economy begins to accelerate."

stocks, which experienced a dramatic rally in the fourth quarter. However, this slight underweighting may prove beneficial in the long term as concerns over earnings growth in the sector still loom. Exposure to consumer staples also hurt performance, as investors eschewed these more stable and conservative issues for more aggressive growth stocks. A relative overweighting in the consumer cyclical sector positively contributed to Fund gains in the quarter, as the holiday shopping season proved to be better than expected, thanks to the still strong consumer.

Growth stocks could outperform in economic recovery

We are confident that an economic recovery should begin some time near the spring of this year. While we expect it will be muted, we think growth investing can perform well in this environment. Our continued commitment to investing in companies with strong and predictable earnings growth, sound fundamentals, and sustainable competitive advantages should create a portfolio poised to profit from an overall market recovery.

22 PIMCO Funds Semi-Annual Report | 12.31.01

Select Growth Fund

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                1 year   3 year      5 year     10 year  Inception
                                                                                                         (12/28/94)
PIMCO Select Growth Fund D Shares                              -32.89%   -8.67%       5.97%        --      10.42%
S&P 500 Index                                                  -11.88%   -1.03%      10.70%        --        --
Lipper Large-Cap Growth Fund                                   -22.94%   -3.82%       8.15%        --        --
Average

TOP 10 HOLDINGS % of Total Investments

  Nokia Corp. SP - ADR                     6.0%
  Wal-Mart Stores, Inc.                    5.8%
  First Data Corp.                         5.7%
  Baxter International, Inc.               5.4%
  Omnicom Group, Inc.                      5.2%
  Citigroup, Inc.                          5.1%
  Electronic Data Systems Corp.            5.0%
  Microsoft Corp.                          4.8%
  Concord EFS, Inc.                        4.7%
  Genentech, Inc.                          4.7%
  Top Ten Total                           52.4%


TOP 5 RELATED INDUSTRIES

  Financial & Business Services           29.8%
  Technology                              22.4%
  Health Care                             18.3%
  Consumer Discretionary                  14.9%
  Communications                           6.0%

PORTFOLIO COMPOSITION

  Common Stock                            95.6%
  Cash Equivalents                         4.4%


CHANGE IN VALUE For periods ended 12/31/01

                                     [GRAPH]

                                 PIMCO
                              Select Growth                S&P 500
      Month                         D                       Index
   ==========                 =============                =======
   12/31/1994                     10,000                    10,000
   01/31/1995                     10,067                    10,259
   02/28/1995                     10,373                    10,659
   03/31/1995                     10,669                    10,974
   04/30/1995                     11,076                    11,297
   05/31/1995                     11,453                    11,748
   06/30/1995                     11,819                    12,021
   07/31/1995                     12,335                    12,420
   08/31/1995                     12,460                    12,451
   09/30/1995                     12,806                    12,977
   10/31/1995                     12,731                    12,930
   11/30/1995                     12,957                    13,498
   12/31/1995                     12,744                    13,758
   01/31/1996                     13,231                    14,226
   02/29/1996                     13,534                    14,358
   03/31/1996                     13,477                    14,496
   04/30/1996                     13,678                    14,710
   05/31/1996                     14,135                    15,089
   06/30/1996                     13,892                    15,147
   07/31/1996                     12,944                    14,478
   08/31/1996                     13,432                    14,783
   09/30/1996                     14,350                    15,615
   10/31/1996                     14,561                    16,046
   11/30/1996                     15,436                    17,258
   12/31/1996                     14,973                    16,917
   01/31/1997                     15,705                    17,974
   02/28/1997                     15,331                    18,114
   03/31/1997                     14,525                    17,370
   04/30/1997                     15,116                    18,407
   05/31/1997                     16,334                    19,528
   06/30/1997                     16,827                    20,403
   07/31/1997                     18,466                    22,026
   08/31/1997                     17,314                    20,792
   09/30/1997                     18,445                    21,931
   10/31/1997                     17,930                    21,198
   11/30/1997                     18,161                    22,180
   12/31/1997                     18,692                    22,560
   01/31/1998                     19,118                    22,810
   02/28/1998                     20,596                    24,455
   03/31/1998                     21,978                    25,707
   04/30/1998                     22,413                    25,966
   05/31/1998                     22,112                    25,520
   06/30/1998                     23,773                    26,556
   07/31/1998                     23,405                    26,273
   08/31/1998                     19,398                    22,475
   09/30/1998                     21,047                    23,915
   10/31/1998                     21,901                    25,860
   11/30/1998                     23,535                    27,427
   12/31/1998                     26,263                    29,008
   01/31/1999                     28,642                    30,221
   02/28/1999                     27,356                    29,281
   03/31/1999                     28,948                    30,453
   04/30/1999                     28,928                    31,632
   05/31/1999                     27,713                    30,885
   06/30/1999                     29,919                    32,600
   07/31/1999                     29,404                    31,582
   08/31/1999                     29,263                    31,425
   09/30/1999                     27,580                    30,564
   10/31/1999                     28,664                    32,498
   11/30/1999                     30,060                    33,159
   12/31/1999                     32,507                    35,112
   01/31/2000                     31,018                    33,349
   02/29/2000                     32,048                    32,717
   03/31/2000                     32,657                    35,917
   04/30/2000                     32,811                    34,837
   05/31/2000                     30,366                    34,122
   06/30/2000                     33,709                    34,963
   07/31/2000                     34,441                    34,416
   08/31/2000                     39,738                    36,554
   09/30/2000                     37,743                    34,624
   10/31/2000                     34,063                    34,478
   11/30/2000                     29,202                    31,759
   12/31/2000                     29,816                    31,915
   01/31/2001                     29,070                    33,047
   02/28/2001                     24,419                    30,034
   03/31/2001                     22,431                    28,131
   04/30/2001                     24,179                    30,317
   05/31/2001                     23,487                    30,520
   06/30/2001                     22,585                    29,777
   07/31/2001                     21,951                    29,484
   08/31/2001                     20,260                    27,639
   09/30/2001                     18,753                    25,407
   10/31/2001                     19,134                    25,891
   11/30/2001                     20,416                    27,878
   12/31/2001                     20,007                    28,122

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

Past performance is no guarantee of future results. Select Growth concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 23

AN INTERNATIONAL FUND


Select International Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Primarily common stocks of large- to medium-capitalization non-U.S. companies.

NUMBER OF SECURITIES IN THE PORTFOLIO:
211 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/97

TOTAL NET ASSETS:
$78.9 million

PORTFOLIO MANAGER:
Udo Frank

[PHOTO]
Udo Frank
Portfolio Manager

Mr. Frank is Managing Director and Chief Investment Officer of
Allianz, and Chief Executive Officer and Chief Investment
Officer of PIMCO/Allianz Investment Management. He has over 15 years of investment experience.

The Fund outperformed MSCI EAFE over the past three years

The Fund's Class D share performance for the last six months of the year was -10.81%, underperforming the MSCI EAFE index, which returned -8.45%. But the Fund continues to outperform the index for the past three years with an average annual return of 2.87%, versus -4.79% for the MSCI EAFE index.

A global economic slowdown diminished investor confidence

The last half of 2001 was very difficult for equity investors as both a global economic slowdown and terrorist attacks in the U.S. shook investor confidence. As we headed into the third quarter markets were mixed, with lower interest rates and other fiscal stimulus initiatives expected to pull the U.S. and global economies out of the economic slowdown. But the September 11 attack on the World Trade Center in New York diminished both consumer and investor confidence.

Underperformance was due to an overweighting in technology and healthcare

Our underperformance was a result of slightly overweighting technology and healthcare. Particular holdings that hurt performance were Toyota and ING Groep. Toyota was late to offer buyers attractive financing, missing many of the sales of their U.S. counterparts. ING Groep was hurt by a slowing economy and exposure to the World Trade Center disaster.

"We continue to move towards lower valuation stocks as the market punishes companies that announce disappointing earnings or revisions."

Consumer staples and energy helped performance

Areas that helped performance were consumer staples and energy. E.ON AG is a German conglomerate with energy, chemicals and telecommunications businesses. The stock performed well as the market reacted positively to a coupling with BP PLC, making E.ON one of the largest distributors of natural gas in Europe.

Strategy remains cautiously optimistic

We continue to move towards lower valuation stocks as the market punishes companies that announce disappointing earnings or revisions. In a challenging environment that includes sluggish consumer sentiment and military exercises in the Middle East, we remain cautiously optimistic. With positive developments in Afghanistan, lower global interest rates and scattered positive earnings announcements, the trend may become more positive as the year progresses. We remain fully invested and poised to take advantage of any upturns.

24 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Select International Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                    1 year     3 year      5 year    10 year     Inception
                                                                                                 (12/31/97)
PIMCO Select International Fund D Shares           -29.13%     2.87%         --         --         10.88%
MSCI EAFE Index                                    -21.21%    -4.79%         --         --            --
Lipper International Fund Average                  -21.71%    -2.38%         --         --            --

TOP 10 HOLDINGS % of Total Investments

  Finland/Nokia Corp.                      2.2%
  United Kingdom/BP Amoco PLC              2.0%
  United Kingdom/GlaxoSmithKline PLC       2.0%
  Japan/Toyota Motor Corp.                 1.9%
  Switzerland/Nestle SA                    1.8%
  United Kingdom/Vodafone Group PLC        1.8%
  Switzerland/UBS AG                       1.7%
  Switzerland/Novartis AG                  1.6%
  France/BNP Paribas SA                    1.6%
  France/Aventis SA                        1.4%
  Top 10 Total                            18.0%

TOP 5 COUNTRIES

  United Kingdom                          23.1%
  Japan                                   17.8%
  France                                  10.8%
  Germany                                  7.9%
  Netherlands                              7.3%

REGIONAL BREAKDOWN

  Europe                                  70.1%
  Asia Pacific                            29.9%

PORTFOLIO COMPOSITION

  Common Stock                           100.0%
  Cash Equivalents                         0.0%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                PIMCO
                          Select International            MSCI EAFE
     Month                          D                       Index
   ==========             ====================            =========
   12/31/1997                     10,000                    10,000
   01/31/1998                     10,377                    10,460
   02/28/1998                     11,183                    11,134
   03/31/1998                     12,169                    11,479
   04/30/1998                     12,754                    11,572
   05/31/1998                     13,249                    11,519
   06/30/1998                     13,524                    11,608
   07/31/1998                     14,049                    11,729
   08/31/1998                     11,849                    10,278
   09/30/1998                     11,107                     9,966
   10/31/1998                     11,751                    11,007
   11/30/1998                     12,934                    11,574
   12/31/1998                     13,886                    12,034
   01/31/1999                     14,995                    12,001
   02/28/1999                     14,569                    11,718
   03/31/1999                     15,526                    12,210
   04/30/1999                     16,700                    12,707
   05/31/1999                     16,014                    12,055
   06/30/1999                     17,327                    12,528
   07/31/1999                     18,304                    12,903
   08/31/1999                     18,989                    12,954
   09/30/1999                     19,739                    13,087
   10/31/1999                     20,692                    13,581
   11/30/1999                     24,762                    14,056
   12/31/1999                     29,009                    15,319
   01/31/2000                     28,629                    14,348
   02/29/2000                     33,610                    14,737
   03/31/2000                     31,671                    15,312
   04/30/2000                     28,336                    14,509
   05/31/2000                     25,993                    14,158
   06/30/2000                     26,973                    14,715
   07/31/2000                     25,330                    14,101
   08/31/2000                     26,586                    14,227
   09/30/2000                     24,667                    13,537
   10/31/2000                     22,758                    13,220
   11/30/2000                     21,262                    12,727
   12/31/2000                     21,330                    13,182
   01/31/2001                     21,670                    13,190
   02/28/2001                     19,598                    12,208
   03/31/2001                     17,628                    11,381
   04/30/2001                     18,443                    12,165
   05/31/2001                     17,764                    11,760
   06/30/2001                     16,949                    11,283
   07/31/2001                     16,439                    11,079
   08/31/2001                     15,793                    10,801
   09/30/2001                     14,231                     9,709
   10/31/2001                     14,434                     9,958
   11/30/2001                     14,944                    10,325
   12/31/2001                     15,116                    10,387

Investment Process
--------------------------------------------------------------------------------
The Fund employs a distinctive, multi-level investment approach, focusing on high-quality securities with strong fundamentals. This process starts with an exhaustive bottom-up research effort focusing on both sector and regional factors. Preference is given to companies with sustainable, higher than average growth rates. This process results in a focused portfolio of between 70 and 100 holdings.

Past performance is no guarantee of future results. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies, which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the fund's assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 25

A GROWTH FUND


PIMCO Target Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income.

PORTFOLIO:
Common stocks of companies with market capitalizations of between $1 billion and $10 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
88 (not including short-term instruments)

FUND INCEPTION DATE:
12/17/92

TOTAL NET ASSETS:
$1.4 billion

PORTFOLIO MANAGERS:
Ken Corba
Jeff Parker

[PHOTO]
Ken Corba
Co-Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

[PHOTO]
Jeff Parker
Co-Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 5 years.

Fund finished the second half with a strong fourth quarter

PIMCO Target Fund, like most growth funds, was hit hard by the tumultuous third quarter. The Fund proved its resilience in the fourth quarter as Class D shares outperformed the index and closely tracked the Lipper average with a gain of 18.04%.

Industrials and financial services disappoint

Industrial and financial services stocks represented areas of disappointment for the Fund in the third quarter. The industrial sector's underperformance can be attributed to the portfolio's exposure to the airline industry, specifically Embraer, a Brazilian jet manufacturer, and Sabre Holdings, a travel reservation systems company. In the financial services sector, Providian and Americredit struggled and were subsequently sold due to concerns over the declining credit quality of consumers. The Fund benefited from its underweighting of the technology sector and its overweighting of the healthcare sector. In particular, healthcare service provider AmerisourceBergen, a drug distributor, and CYTYC, a cervical cancer testing company, posted gains.

Fund shows strength in the market rebound

Technology and consumer discretionary sectors were the key contributors to positive performance in the fourth quarter. The Fund benefited from an overweighting in the tech sector at a

"Our focus on quality mid-cap growth stocks should benefit investors in 2002. Smaller capitalization stocks have historically outperformed others in an economic recovery."

time when tech stocks experienced a significant rally. With many companies beginning to open their purse strings again for technology expenditures, companies such as Accenture, a tech-consulting firm, produced solid returns for the Fund. The Fund also benefited from its exposure to consumer cyclicals at a time of continued consumer strength. In particular, retailers such as Best Buy and Radio Shack performed well due to positive spending trends in consumer electronics. Performance was hampered mostly by the healthcare sector, an area eschewed by investors in favor of more aggressive industries.

An economic recovery favors growth investing

We expect to see early signs of an economic recovery some time in the first half of 2002, and we think smaller capitalization growth issues will continue their historical precedent of outperforming most other asset classes in an economic recovery. And we are optimistic that PIMCO Target Fund is well positioned to take advantage of this movement.

26 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                1 year      3 year      5 year     10 year     Inception
                                                                                                 (12/17/92)
PIMCO Target Fund D Shares                     -28.64%       9.16%      13.45%       --          15.88%
S&P Mid-Cap 400 Index                           -0.61%      10.25%      16.12%       --             --
Lipper Multi-Cap Growth Fund Average           -26.05%      -0.14%       8.61%       --             --

TOP 10 HOLDINGS % of Total Investments

   Concord EFS, Inc.                         2.7%
   Laboratory Corp. of America Holdings      2.7%
   AmerisourceBergen Corp.                   2.6%
   SPX Corp.                                 2.4%
   The BISYS Group, Inc.                     2.2%
   St. Jude Medical, Inc.                    1.9%
   Waters Corp.                              1.9%
   SEI Investments Co.                       1.9%
   Royal Caribbean Cruises Ltd.              1.7%
   ACE Ltd.                                  1.7%
   Top Ten Total                            21.7%

TOP 5 RELATED INDUSTRIES

   Technology                               33.5%
   Health Care                              20.9%
   Consumer Discretionary                   15.5%
   Financial & Business Services            11.1%
   Consumer Services                         5.7%

PORTFOLIO COMPOSITION

   Common Stock                             97.7%
   Convertible Bonds and Notes               1.1%
   Cash Equivalents                          1.2%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                   PIMCO
                                   Target                  S&P Mid-Cap
       Month                         D                     400 Index
    ==========                     ======                  ===========
    12/31/1992                     10,000                    10,000
    01/31/1993                     10,129                    10,125
    02/28/1993                     10,069                     9,983
    03/31/1993                     10,564                    10,328
    04/30/1993                     10,316                    10,058
    05/31/1993                     10,979                    10,516
    06/30/1993                     11,295                    10,569
    07/31/1993                     11,601                    10,548
    08/31/1993                     12,442                    10,984
    09/30/1993                     12,580                    11,100
    10/31/1993                     12,680                    11,136
    11/30/1993                     12,066                    10,890
    12/31/1993                     12,550                    11,396
    01/31/1994                     12,870                    11,661
    02/28/1994                     12,641                    11,495
    03/31/1994                     12,241                    10,963
    04/30/1994                     12,531                    11,044
    05/31/1994                     12,282                    10,940
    06/30/1994                     11,832                    10,563
    07/31/1994                     12,561                    10,921
    08/31/1994                     13,270                    11,493
    09/30/1994                     13,111                    11,278
    10/31/1994                     13,370                    11,401
    11/30/1994                     12,892                    10,887
    12/31/1994                     13,037                    10,987
    01/31/1995                     12,784                    11,101
    02/28/1995                     13,523                    11,684
    03/31/1995                     13,998                    11,887
    04/30/1995                     14,160                    12,125
    05/31/1995                     14,119                    12,418
    06/30/1995                     15,191                    12,923
    07/31/1995                     16,181                    13,598
    08/31/1995                     16,141                    13,849
    09/30/1995                     16,586                    14,185
    10/31/1995                     16,819                    13,820
    11/30/1995                     17,000                    14,423
    12/31/1995                     17,107                    14,387
    01/31/1996                     16,938                    14,596
    02/29/1996                     17,502                    15,092
    03/31/1996                     18,009                    15,273
    04/30/1996                     18,822                    15,740
    05/31/1996                     19,793                    15,952
    06/30/1996                     19,421                    15,713
    07/31/1996                     17,242                    14,650
    08/31/1996                     18,111                    15,495
    09/30/1996                     19,319                    16,171
    10/31/1996                     19,342                    16,218
    11/30/1996                     20,121                    17,131
    12/31/1996                     19,948                    17,150
    01/31/1997                     20,587                    17,794
    02/28/1997                     19,706                    17,648
    03/31/1997                     18,978                    16,895
    04/30/1997                     19,195                    17,333
    05/31/1997                     20,792                    18,849
    06/30/1997                     21,482                    19,378
    07/31/1997                     22,964                    21,297
    08/31/1997                     23,463                    21,271
    09/30/1997                     24,779                    22,495
    10/31/1997                     23,426                    21,516
    11/30/1997                     23,389                    21,834
    12/31/1997                     23,220                    22,682
    01/31/1998                     22,700                    22,251
    02/28/1998                     24,627                    24,093
    03/31/1998                     25,950                    25,180
    04/30/1998                     26,803                    25,640
    05/31/1998                     25,613                    24,487
    06/30/1998                     27,388                    24,641
    07/31/1998                     26,449                    23,685
    08/31/1998                     21,741                    19,277
    09/30/1998                     23,785                    21,076
    10/31/1998                     23,901                    22,960
    11/30/1998                     25,343                    24,106
    12/31/1998                     28,822                    27,017
    01/31/1999                     29,252                    25,966
    02/28/1999                     27,625                    24,606
    03/31/1999                     29,216                    25,295
    04/30/1999                     30,058                    27,288
    05/31/1999                     29,216                    27,408
    06/30/1999                     31,685                    28,872
    07/31/1999                     31,203                    28,260
    08/31/1999                     31,687                    27,293
    09/30/1999                     31,310                    26,450
    10/31/1999                     34,244                    27,799
    11/30/1999                     39,288                    29,258
    12/31/1999                     47,923                    30,996
    01/31/2000                     49,241                    30,122
    02/29/2000                     67,199                    32,231
    03/31/2000                     64,740                    34,928
    04/30/2000                     58,421                    33,706
    05/31/2000                     53,134                    33,288
    06/30/2000                     60,318                    33,777
    07/31/2000                     60,607                    34,311
    08/31/2000                     70,292                    38,143
    09/30/2000                     67,347                    37,884
    10/31/2000                     60,235                    36,600
    11/30/2000                     48,110                    33,836
    12/31/2000                     52,536                    36,425
    01/31/2001                     51,501                    37,237
    02/28/2001                     44,554                    35,111
    03/31/2001                     39,002                    32,502
    04/30/2001                     43,647                    36,087
    05/31/2001                     43,582                    36,928
    06/30/2001                     43,538                    36,780
    07/31/2001                     41,235                    36,232
    08/31/2001                     37,648                    35,047
    09/30/2001                     31,760                    30,688
    10/31/2001                     33,475                    32,044
    11/30/2001                     36,203                    34,428
    12/31/2001                     37,488                    36,205

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in mid-cap companies that create wealth for investors over a long period of time. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately between 40 and 60 holdings.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 27

AN ENHANCED INDEX FUND

PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies repre-sented in the S&P 500 Index with market capitalizations of more than $5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
234 (not including short-term instruments)

FUND INCEPTION DATE:
7/10/98

TOTAL NET ASSETS:
$41.4 million

PORTFOLIO MANAGERS:
David Stein
Tom Seto


[PHOTO]
David Stein
Co-Manager

Mr. Stein is Managing Director of PIMCO's Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.


[PHOTO]
Tom Seto
Co-Manager

Mr. Seto is a Vice President of PIMCO's Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Fund outperformed its Lipper Average for second half of 2001

PIMCO Tax-Efficient Equity Fund outperformed its Lipper Average in the second half of 2001. Its performance in the fourth quarter was particularly strong:
Class D shares posted a solid return of 11.33%, outperforming both the S&P 500 Index and its Lipper Average.

Exposure to technology and consumer services hindered returns in the third quarter...

Like most growth-oriented stock funds, the portfolio suffered in the third quarter from its exposure to technology and consumer services, sectors especially sensitive to the economic slowdown intensified by the tragic events of September 11th. In this environment, investors shifted out of cyclical sectors and into basic necessities such as healthcare, food and utilities, sectors with steady earnings even in the face of a slowing economy. Stock selection was strong in the healthcare sector, buoyed by medical products makers Johnson & Johnson and Baxter.

....and benefited the Fund in the fourth quarter

Investors rotated into cyclical stocks in the fourth quarter on the hope that signs of a recovery, real or imagined, would make these economically-sensitive companies ripe for an earnings rebound. Leading the charge this quarter were the very sectors that led the

"Tax-efficient investment techniques, especially in uncertain markets, can ultimately help improve investors' after-tax results."

decline in the third quarter: technology, consumer cyclicals and transportation. This benefited the portfolio's technology stocks, most of which experienced double-digit returns this quarter. The consumer services sector also rebounded on investor optimism, with entertainment, leisure and lodging stocks up significantly for the quarter. And stock selection was strong in financial services, where the stock market-sensitive banks, such as Bank of New York, Citigroup, Mellon, JP Morgan Chase, State Street and Northern Trust, outperformed the traditional money center banks.

Tax-efficient investment strategy could bode well for the future

Going forward, we expect our structured growth stock selection model, which stays broadly diversified, to provide the greatest opportunity to capture the next market leaders while doing so in a tax-efficient manner. The Fund is not expected to make any capital gains distribution in the foreseeable future.

28 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                                                                           Inception
                                                      1 year        3 year        5 year       10 year      (7/10/98)

PIMCO Tax-Efficient Equity Fund D Shares            -12.74%          -2.60%           --             --       -0.78%
D Shares after taxes on distribution                -12.74%          -2.60%           --             --       -0.78%
D Shares distributions & sale of fund shares         -7.76%          -2.07%           --             --       -0.63%
S&P 500 Index                                       -11.88%          -1.03%           --             --          --
Lipper Large-Cap Core Fund Average                  -13.77%          -1.56%           --             --          --

TOP 10 HOLDINGS % of Total  Investments

     General Electric Co.                                   4.4%
     Microsoft Corp.                                        3.3%
     Citigroup, Inc.                                        3.1%
     Pfizer, Inc.                                           2.6%
     Wal-Mart Stores, Inc.                                  2.4%
     Johnson & Johnson                                      2.2%
     IBM Corp.                                              2.2%
     Exxon Mobil Corp.                                      2.0%
     Intel Corp.                                            1.9%
     American International Group,                          1.7%
     Top Ten Total                                         25.8%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services                         20.2%
     Technology                                            18.8%
     Health Care                                           16.4%
     Consumer Discretionary                                 9.3%
     Capital Goods                                          7.2%

PORTFOLIO COMPOSITION

     Common Stock                                         100.0%
     Cash Equivalents                                       0.0%

CHANGE IN VALUE For periods ended 12/31/01

                                    [CHART]

                                  PIMCO
                            Tax-Efficient Equity             S&P 500
      Month                          D                       Index
    ==========              ====================             =======
    07/31/1998                     10,000                    10,000
    08/31/1998                      8,564                     8,554
    09/30/1998                      9,001                     9,102
    10/31/1998                      9,843                     9,843
    11/30/1998                     10,342                    10,439
    12/31/1998                     10,957                    11,041
    01/31/1999                     11,311                    11,502
    02/28/1999                     10,936                    11,145
    03/31/1999                     11,332                    11,591
    04/30/1999                     11,738                    12,040
    05/31/1999                     11,394                    11,755
    06/30/1999                     12,059                    12,408
    07/31/1999                     11,684                    12,020
    08/31/1999                     11,559                    11,961
    09/30/1999                     11,174                    11,633
    10/31/1999                     11,830                    12,369
    11/30/1999                     12,028                    12,621
    12/31/1999                     12,840                    13,364
    01/31/2000                     12,142                    12,693
    02/29/2000                     12,059                    12,452
    03/31/2000                     13,099                    13,671
    04/30/2000                     12,611                    13,259
    05/31/2000                     12,340                    12,987
    06/30/2000                     12,715                    13,307
    07/31/2000                     12,518                    13,099
    08/31/2000                     13,277                    13,913
    09/30/2000                     12,497                    13,178
    10/31/2000                     12,434                    13,123
    11/30/2000                     11,519                    12,088
    12/31/2000                     11,602                    12,147
    01/31/2001                     11,925                    12,578
    02/28/2001                     10,884                    11,431
    03/31/2001                     10,208                    10,707
    04/30/2001                     10,977                    11,539
    05/31/2001                     11,029                    11,616
    06/30/2001                     10,738                    11,334
    07/31/2001                     10,623                    11,222
    08/31/2001                      9,937                    10,520
    09/30/2001                      9,094                     9,670
    10/31/2001                      9,302                     9,855
    11/30/2001                     10,020                    10,611
    12/31/2001                     10,125                    10,703

Investment Process
--------------------------------------------------------------------------------
The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. To achieve the Fund's objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund's inception (7/98).

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. Past performance, before and after taxes, is no guarantee of future results. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes or AMT, returns will depend upon the investor's tax situation and may differ form those shown, and the after tax returns are not relevant to investor's who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 29

A VALUE FUND

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $10 bil- lion and below-average valuations whose bus. fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
47 (not including short-term instruments)

FUND INCEPTION DATE:
12/30/91

TOTAL NET ASSETS:
$428.9 million

PORTFOLIO MANAGER:
John Schneider


[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Value Fund turns in strong performance

PIMCO Value Fund posted strongreturns for the six months ended
December 31, 2001, outperforming both the S&P 500 Index and the Russell 1000 Value Index and performing among the top 5% of its peers in the Lipper Multi-Cap Value Fund category. The Fund showed particular strength in the fourth quarter, with Class D shares gaining 16.48% despite the relative outperformance of growth investing over value investing in this environment.

A variety of sectors benefited performance

The Fund found value in its exposure to utilities in the third quarter.
After falling dramatically in the second quarter, the Fund holding PG&E rebounded in the third quarter as the government worked to resolve the California utilities crisis. Third quarter exposure to the property and casualty insurance industry carried over into significant gains in the fourth quarter; insurers such as Ace Limited prospered as a result of rising premiums in the wake of the terrorists attacks.

The Fund performed well despite limited exposure to tech rally

While technology investing was the biggest winner in the fourth quarter rally, we continued to carry only a market weight exposure to the sector.

"Moving into 2002, we expect market conditions to reward investors who seek out attractively valued stocks."

However, the Fund was overweight basic materials and energy, which provided solid returns in the fourth quarter. For example, the Fund's exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profits rise further in 2002. The Fund also benefited from exposure to oil companies such as Schlumberger, which were aided by the cyclical nature of the industry and could gain additional momentum over the winter months as natural gas demand increases.

Our outlook remains positive for value stocks

For 2002, we anticipate a v-shaped economic recovery, but expect it to be more understated than previous recoveries. We think value stocks could continue to outperform growth, if only by a narrower spread than in recent years. We believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

30 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/01

                                                          1 year            3 year      5 year           10 year      Inception
                                                                                                                      (12/30/91)
PIMCO Value Fund D Shares                                 15.23%            16.08%       16.65%           16.16%       16.24%
S&P 500 Index                                            -11.88%            -1.03%       10.70%           12.94%          --
Russell 1000 Value Index                                  -5.59%             2.74%       11.14%           14.16%          --
Lipper Multi-Cap Value Fund Average                       -1.78%             5.37%       10.48%           12.91%          --



TOP 10 HOLDINGS % of Total Investments

     Alcan, Inc.                      5.8%
     Allstate Corp.                   5.0%
     CIGNA Corp.                      4.9%
     Compaq Computer Corp.            4.8%
     Washington Mutual, Inc.          4.6%
     PG&E Corp.                       4.5%
     Schlumberger Ltd.                4.2%
     Berkshire Hathaway, Inc. `A'     4.1%
     Liberty Media Corp. `A'          4.0%
     ACE Ltd.                         3.7%
     Top Ten Total                   45.6%

TOP 5 RELATED INDUSTRIES

     Financial & Business Services   33.5%
     Materials & Processing          10.1%
     Energy                           9.8%
     Technology                       9.2%
     Communications                   5.4%

PORTFOLIO COMPOSITION

     Common Stock                    91.1%
     Cash Equivalents                 8.9%

CHANGE IN VALUE For periods ended 12/31/01


                                    [CHART]

                                    PIMCO
                                    Value                    S&P 500                 Russell 1000
         Month                         D                       Index                   Value Index
      ==========                    =======                  ========                =============
      12/31/1991                     10,000                    10,000                     10,000
      01/31/1992                     10,286                     9,814                     10,016
      02/29/1992                     10,630                     9,942                     10,261
      03/31/1992                     10,388                     9,748                     10,112
      04/30/1992                     10,432                    10,034                     10,548
      05/31/1992                     10,338                    10,083                     10,600
      06/30/1992                     10,115                     9,933                     10,534
      07/31/1992                     10,470                    10,339                     10,941
      08/31/1992                     10,164                    10,128                     10,606
      09/30/1992                     10,302                    10,247                     10,753
      10/31/1992                     10,364                    10,282                     10,763
      11/30/1992                     10,918                    10,632                     11,116
      12/31/1992                     11,269                    10,762                     11,381
      01/31/1993                     11,503                    10,852                     11,712
      02/28/1993                     11,624                    11,000                     12,124
      03/31/1993                     11,983                    11,232                     12,481
      04/30/1993                     11,770                    10,961                     12,321
      05/31/1993                     11,933                    11,254                     12,569
      06/30/1993                     12,012                    11,287                     12,846
      07/31/1993                     11,951                    11,242                     12,990
      08/31/1993                     12,596                    11,668                     13,459
      09/30/1993                     12,624                    11,579                     13,480
      10/31/1993                     13,057                    11,818                     13,471
      11/30/1993                     12,921                    11,706                     13,193
      12/31/1993                     13,066                    11,847                     13,444
      01/31/1994                     13,668                    12,250                     13,952
      02/28/1994                     13,442                    11,918                     13,475
      03/31/1994                     12,716                    11,398                     12,974
      04/30/1994                     12,558                    11,544                     13,223
      05/31/1994                     12,553                    11,734                     13,375
      06/30/1994                     12,261                    11,446                     13,055
      07/31/1994                     12,769                    11,822                     13,461
      08/31/1994                     13,304                    12,307                     13,848
      09/30/1994                     12,895                    12,006                     13,388
      10/31/1994                     13,029                    12,275                     13,575
      11/30/1994                     12,370                    11,828                     13,026
      12/31/1994                     12,484                    12,004                     13,176
      01/31/1995                     12,820                    12,315                     13,582
      02/28/1995                     13,389                    12,795                     14,119
      03/31/1995                     13,754                    13,173                     14,429
      04/30/1995                     14,122                    13,560                     14,885
      05/31/1995                     14,655                    14,102                     15,511
      06/30/1995                     14,907                    14,430                     15,721
      07/31/1995                     15,559                    14,909                     16,269
      08/31/1995                     15,747                    14,946                     16,498
      09/30/1995                     16,179                    15,577                     17,095
      10/31/1995                     16,221                    15,521                     16,925
      11/30/1995                     16,915                    16,202                     17,783
      12/31/1995                     17,273                    16,515                     18,229
      01/31/1996                     17,762                    17,077                     18,797
      02/29/1996                     18,147                    17,235                     18,940
      03/31/1996                     18,289                    17,401                     19,262
      04/30/1996                     18,524                    17,657                     19,336
      05/31/1996                     18,894                    18,113                     19,577
      06/30/1996                     18,806                    18,182                     19,593
      07/31/1996                     17,789                    17,379                     18,853
      08/31/1996                     18,477                    17,745                     19,392
      09/30/1996                     18,977                    18,744                     20,163
      10/31/1996                     19,243                    19,261                     20,942
      11/30/1996                     20,889                    20,717                     22,461
      12/31/1996                     20,706                    20,306                     22,174
      01/31/1997                     21,397                    21,575                     23,249
      02/28/1997                     21,756                    21,744                     23,591
      03/31/1997                     20,989                    20,851                     22,742
      04/30/1997                     21,811                    22,095                     23,698
      05/31/1997                     23,093                    23,441                     25,023
      06/30/1997                     23,674                    24,491                     26,096
      07/31/1997                     25,233                    26,439                     28,059
      08/31/1997                     24,697                    24,958                     27,060
      09/30/1997                     26,177                    26,325                     28,695
      10/31/1997                     24,853                    25,446                     27,894
      11/30/1997                     25,454                    26,624                     29,127
      12/31/1997                     26,030                    27,081                     29,978
      01/31/1998                     26,129                    27,381                     29,555
      02/28/1998                     27,676                    29,355                     31,544
      03/31/1998                     28,792                    30,859                     33,475
      04/30/1998                     28,234                    31,169                     33,698
      05/31/1998                     28,108                    30,633                     33,200
      06/30/1998                     28,151                    31,878                     33,625
      07/31/1998                     26,963                    31,538                     33,034
      08/31/1998                     23,094                    26,978                     28,118
      09/30/1998                     24,417                    28,707                     29,732
      10/31/1998                     26,568                    31,041                     32,036
      11/30/1998                     28,085                    32,923                     33,529
      12/31/1998                     28,596                    34,820                     34,669
      01/31/1999                     27,901                    36,276                     34,947
      02/28/1999                     26,838                    35,149                     34,454
      03/31/1999                     26,774                    36,555                     35,167
      04/30/1999                     29,585                    37,971                     38,452
      05/31/1999                     30,384                    37,074                     38,029
      06/30/1999                     31,526                    39,132                     39,132
      07/31/1999                     31,176                    37,910                     37,985
      08/31/1999                     30,868                    37,721                     36,576
      09/30/1999                     29,973                    36,689                     35,296
      10/31/1999                     30,056                    39,010                     37,329
      11/30/1999                     29,582                    39,803                     37,037
      12/31/1999                     29,706                    42,148                     37,215
      01/31/2000                     27,918                    40,031                     36,002
      02/29/2000                     25,235                    39,272                     33,327
      03/31/2000                     29,103                    43,114                     37,393
      04/30/2000                     29,027                    41,817                     36,959
      05/31/2000                     30,284                    40,959                     37,347
      06/30/2000                     29,297                    41,969                     35,641
      07/31/2000                     30,715                    41,312                     36,086
      08/31/2000                     32,622                    43,878                     38,092
      09/30/2000                     33,506                    41,562                     38,443
      10/31/2000                     35,832                    41,386                     39,389
      11/30/2000                     36,298                    38,123                     37,927
      12/31/2000                     38,813                    38,310                     39,827
      01/31/2001                     38,840                    39,669                     39,979
      02/28/2001                     38,968                    36,052                     38,867
      03/31/2001                     38,423                    33,768                     37,495
      04/30/2001                     41,174                    36,392                     39,333
      05/31/2001                     41,796                    36,636                     40,218
      06/30/2001                     41,796                    35,744                     39,325
      07/31/2001                     42,807                    35,392                     39,242
      08/31/2001                     41,352                    33,177                     37,669
      09/30/2001                     38,391                    30,498                     35,017
      10/31/2001                     38,625                    31,079                     34,716
      11/30/2001                     43,090                    33,464                     36,733
      12/31/2001                     44,719                    33,757                     37,599

Investment Process
--------------------------------------------------------------------------------
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 32 for footnotes, which include additional details.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 31

Footnotes

A few footnotes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares, except Tax-Efficient Equity Fund. Returns represent the blended performance of the Fund's D shares and the prior performance of the Fund's oldest shares adjusted for D share fees and expenses prior to the inception of D shares. Retail shares were first offered in April 1998 for the MMS Funds except Equity Income D on 11/01, Global Innovation D on 4/00, Growth & Income D on 8/00, Growth D on 2/00, Healthcare Innovation D on 7/00, Select Growth D on 4/00, Select International D on 11/00, Target D on 6/00 and Tax-Efficient Equity D on 7/98, respectively.

The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The S&P Diversified Healthcare Index is a capitalization-weighted Index that measures the performance of the diversified healthcare sector of the Standard & Poor's Index. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value Index. The MSCI EAFE Index is an unmanaged group of over 1,000 stocks considered to be representative of the international stock market in general. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index.

The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

32 PIMCO Funds Semi-Annual Report | 12.31.01

PIMCO Schedule of Investments Class D
Capital Appreciation Fund
December 31, 2001 (Unaudited)

                                                                     Value
                                                     Shares         (000s)

COMMON STOCKS 94.9%

Aerospace 2.0%
Lockheed Martin Corp.                               160,700      $   7,500
General Dynamics Corp.                               81,600          6,499
                                                                 ---------
                                                                    13,999
                                                                 =========
Capital Goods 4.4%
General Electric Co.                                564,600         22,629
Tyco International Ltd.                             142,200          8,376
                                                                 ---------
                                                                    31,005
                                                                 =========
Consumer Discretionary 12.2%
Home Depot, Inc.                                    194,400          9,915
Target Corp.                                        232,300          9,536
Family Dollar Stores, Inc.                          297,900          8,931
Andrx Group (b)                                     124,000          8,731
Nike, Inc. `B'                                      137,200          7,716
Best Buy Co., Inc. (b)                              103,300          7,694
Harley-Davidson, Inc.                               136,300          7,402
J.C. Penney Co., Inc.                               218,600          5,880
Kohl's Corp. (b)                                     81,300          5,727
AutoZone, Inc. (b)                                   73,500          5,277
Office Depot, Inc. (b)                              267,300          4,956
TJX Cos., Inc.                                       94,800          3,779
Mattel, Inc.                                         65,900          1,133
                                                                 ---------
                                                                    86,677
                                                                 =========
Consumer Services 3.7%
Cendant Corp. (b)                                   577,500         11,324
Darden Restaurants, Inc.                            223,900          7,926
Tricon Global Restaurants, Inc. (b)                 132,900          6,539
                                                                 ---------
                                                                    25,789
                                                                 =========
Consumer Staples 7.4%
PepsiCo, Inc.                                       206,200         10,040
SYSCO Corp.                                         340,700          8,933
Anheuser-Busch Cos., Inc.                           183,900          8,314
Philip Morris Cos., Inc.                            174,800          8,015
General Mills, Inc.                                 144,000          7,489
Procter & Gamble Co.                                 87,200          6,900
Albertson's, Inc.                                    89,200          2,809
                                                                 ---------
                                                                    52,500
                                                                 =========

Energy 0.5%
Exxon Mobil Corp.                                    93,200          3,663
                                                                 ---------
Environmental Services 1.2%
Waste Management, Inc.                              270,500          8,632
                                                                 ---------

Financial & Business Services 24.4%
Citigroup, Inc.                                     335,895         16,955
American International Group, Inc.                  183,260         14,551
Bank of America Corp.                               146,900          9,247
H&R Block, Inc.                                     187,000          8,359
Vornado Realty Trust                                197,800          8,228
Equity Office Properties Trust                      259,600          7,809
Fifth Third Bancorp                                 126,100          7,765
USA Education, Inc.                                  90,500          7,604
Capital One Financial Corp.                         136,300          7,353
Hartford Financial Services Group, Inc.             116,600          7,326
St. Paul Companies, Inc.                            165,800          7,290
Fannie Mae                                           91,000          7,235
BB&T Corp.                                          199,700          7,211
Freddie Mac                                         110,000          7,194
KeyCorp                                             290,900          7,081
Washington Mutual, Inc.                             208,950          6,833
XL Capital Ltd. `A'                                  74,200          6,779
Lehman Brothers Holdings, Inc.                       92,700          6,192
Aon Corp.                                           171,700          6,099
Wells Fargo & Co.                                   131,300          5,705
J.P. Morgan Chase & Co.                             148,900          5,413
Wachovia Corp.                                      115,100          3,610
Charter One Financial, Inc.                          20,235            549
                                                                 ---------
                                                                   172,388
                                                                 =========
Health Care 19.6%
Johnson & Johnson                                   189,008         11,170
Pfizer, Inc.                                        275,300         10,971
Laboratory Corp. of America                         126,700         10,244
Holdings (b)
Medtronic, Inc.                                     178,900          9,161
Barr Laboratories, Inc. (b)                         106,500          8,452
McKesson Corp.                                      225,400          8,430
HCA, Inc.                                           215,400          8,302
American Home Products Corp.                        134,400          8,247
King Pharmaceuticals, Inc. (b)                      186,966          7,877
Baxter International, Inc.                          145,600          7,809
Wellpoint Health Networks, Inc. (b)                  66,100          7,724
Cardinal Health, Inc.                               117,900          7,623
Allergan, Inc.                                       98,100          7,362
Amgen, Inc. (b)                                     121,600          6,863
Tenet Healthcare Corp. (b)                          115,600          6,788
Genentech, Inc. (b)                                 123,000          6,673
HEALTHSOUTH Corp. (b)                               361,000          5,350
                                                                 ---------
                                                                   139,046
                                                                 =========
Technology 16.3%
Microsoft Corp. (b)                                 354,000         23,460
IBM Corp.                                           103,800         12,556
Cisco Systems, Inc. (b)                             496,400          8,990
VERITAS Software Corp. (b)                          187,425          8,402
Electronic Data Systems Corp.                       121,000          8,295
Computer Associates International, Inc.             234,600          8,091
Affiliated Computer Services, Inc. `A' (b)           74,600          7,917
Agilent Technologies, Inc. (b)                      249,400          7,110
Intuit, Inc. (b)                                    165,700          7,085
Micron Technology, Inc. (b)                         225,400          6,987
VeriSign, Inc. (b)                                  172,300          6,554
Electronic Arts, Inc. (b)                            86,000          5,156
Oracle Corp. (b)                                    353,260          4,879
                                                                 ---------
                                                                   115,482
                                                                 =========
Utilities 3.2%
Duke Energy Corp.                                   219,500          8,618
Dominion Resources, Inc.                            119,700          7,194
American Electric Power Co., Inc.                   162,500          7,074
                                                                 ---------
                                                                    22,886
                                                                 ---------
Total Common Stocks                                                672,067
(Cost $638,037)                                                  =========


   SHORT-TERM INSTRUMENTS 6.3%

                                                  Principal
                                                     Amount
                                                     (000s)

Repurchase Agreement 6.3%
State Street Bank
     1.550% due 01/02/2002                       $   44,672         44,672
     (Dated 12/31/2001.
     Collateralized by
     Fannie Mae 0.000% due 02/15/2002
     valued at $45,568.
     Repurchase proceeds are $44,676.)
                                                                 ---------
Total Short-Term Instruments                                        44,672
(Cost $44,672)                                                   =========

Total Investments (a) 101.2%                                     $ 716,739
(Cost $682,709)

Other Assets and Liabilities (Net) (1.2%)                           (8,545)
                                                                 ---------

Net Assets 100.0%                                                $ 708,194
                                                                 =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $  51,357

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                   (17,327)
                                                                 ---------
Unrealized appreciation-net                                      $  34,030
                                                                 =========
(b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 33

PIMCO Schedule of Investments Class D
Equity Income Fund
December 31, 2001 (Unaudited)

                                                              Value
                                               Shares         (000s)

COMMON STOCKS 97.9%

Aerospace 3.9%
Goodrich Corp.                                 31,400       $    836
Northrop Grumman Corp.                          6,800            686
                                                            --------
                                                               1,522
                                                            ========
Capital Goods 6.2%
Caterpillar, Inc.                              15,800            826
Textron, Inc.                                  19,300            800
Hubbell, Inc. `B'                              27,200            799
                                                            --------
                                                               2,425
                                                            ========
Communications 3.7%
Verizon Communications, Inc.                   30,400          1,443
                                                            --------
Consumer Discretionary 9.5%
VF Corp.                                       34,800          1,358
J.C. Penney Co., Inc.                          30,500            820
Sears, Roebuck & Co.                           16,700            796
Whirlpool Corp.                                10,600            777
                                                            --------
                                                               3,751
                                                            ========
Consumer Staples 13.6%
SUPERVALU, Inc.                                69,500          1,537
Brown-Forman Corp. `B'                         12,800            801
ConAgra Foods, Inc.                            33,700            801
Fortune Brands, Inc.                           19,300            764
UST, Inc.                                      21,200            742
RJ Reynolds Tobacco Holdings, Inc.             12,600            709
                                                            --------
                                                               5,354
                                                            ========
Energy 15.8%
Amerada Hess Corp.                             13,000            813
Conoco, Inc.                                   28,700            812
Marathon Oil Corp.                             26,700            801
Murphy Oil Corp.                                9,500            798
Occidental Petroleum Corp.                     29,900            793
KeySpan Corp.                                  22,500            780
Ultramar Diamond Shamrock Corp.                14,600            722
Repsol YPF SA SP - ADR                         49,500            719
                                                            --------
                                                               6,238
                                                            ========
Financial & Business Services 26.0%
KeyCorp                                        66,400          1,617
Union Planters Corp.                           35,000          1,580
Deluxe Corp.                                   37,200          1,547
Lincoln National Corp.                         16,900            821
Bank of America Corp.                          13,000            818
HRPT Properties Trust                          93,600            811
CIGNA Corp.                                     8,300            769
A.G. Edwards, Inc.                             17,400            769
Duke Realty Corp.                              31,500            766
J.P. Morgan Chase & Co.                        20,400            742
                                                            --------
                                                              10,240
                                                            ========
Materials & Processing 7.7%
Eastman Kodak Co.                              48,800          1,436
Westvaco Corp.                                 28,300            805
Eastman Chemical Co.                           19,900            776
                                                            --------
                                                               3,017
                                                            ========
Transportation 1.9%
Burlington Northern Santa Fe Corp.             25,800            736
                                                            --------
Utilities 9.6%
CMS Energy Corp.                               34,900            839
NICOR, Inc.                                    19,800            824
DTE Energy Co.                                 18,100            759
Public Service Enterprise Group, Inc.          17,000            717
American Electric Power Co., Inc.              15,000            653
                                                            --------
                                                               3,792
                                                            --------
Total Common Stocks                                           38,518
                                                            ========
(Cost $32,444)

SHORT-TERM INSTRUMENTS 0.4%


Repurchase Agreement 0.4%
State Street Bank
  1.550% due 01/02/2002                      $    163       $    163
  (Dated 12/31/2001. Collateralized by
  Federal Home Loan Bank 2.155% due
  11/29/2002 valued at $170. Repurchase
  proceeds are $163.)
                                                            --------
Total Short-Term Instruments                                     163
                                                            ========
(Cost $163)

Total Investments (a) 98.3%                                 $ 38,681
(Cost $32,607)

Other Assets and Liabilities (Net) 1.7%                          676
                                                            --------
Net Assets 100.0%                                           $ 39,357
                                                            ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                              $  6,966

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                 (892)
                                                            --------

Unrealized appreciation-net                                 $  6,074
                                                            ========
(b) Non-income producing security.


34 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Global Innovation Fund
December 31, 2001 (Unaudited)

                                                               Value
                                               Shares          (000s)

COMMON STOCKS 94.5%

Capital Goods 1.9%
Brooks Automation, Inc. (b)                    88,781       $  3,611
                                                            --------
Communications 6.9%
SK Telecom Co. Ltd. SP - ADR                  240,500          5,199
Nokia Corp. SP - ADR                          155,900          3,824
Telefonaktiebolaget LM Ericsson SP - ADR      384,100          2,005
Alcatel Alsthom SP - ADR                      111,800          1,850
NTT DoCoMo, Inc.                                    8             94
                                                            --------
                                                              12,972
                                                            ========
Consumer Discretionary 1.7%
Gemstar-TV Guide International, Inc. (b)      115,800          3,208
                                                            --------
Financial & Business Services 1.7%
Accenture Ltd. `A' (b)                        118,300          3,185
                                                            --------
Health Care 4.1%
Amgen, Inc. (b)                                53,100          2,997
Cephalon, Inc. (b)                             16,200          1,224
Protein Design Labs, Inc. (b)                  31,200          1,027
MedImmune, Inc. (b)                            21,100            978
IDEC Pharmaceuticals Corp.(b)                  11,500            793
Celgene Corp. (b)                              21,800            696
                                                            --------
                                                               7,715
                                                            ========
Materials & Processing 0.2%
Applied Films Corp. (b)                         8,880            278
                                                            --------
Technology 78.0%
Marvell Technology Group Ltd. (b)             159,500          5,713
Photon Dynamics, Inc. (b)                     123,709          5,647
Taiwan Semiconductor Manufacturing Co. Ltd.
  SP - ADR (b)                                318,800          5,474
NetIQ Corp. (b)                               146,500          5,166
Genesis Microchip, Inc. (b)                    75,900          5,019
Intersil Corp. (b)                            151,100          4,873
KLA-Tencor Corp. (b)                           97,700          4,842
Check Point Software Technologies Ltd. (b)    110,300          4,400
ASML Holding N.V. (b)                         257,700          4,394
Rudolph Technologies, Inc.(b)                 127,800          4,386
Applied Materials, Inc. (b)                   107,100          4,295
Samsung Electronics Co. Ltd.                   18,600          3,966
Novellus Systems, Inc. (b)                    100,300          3,957
Integrated Device Technology, Inc. (b)        144,820          3,851
Cisco Systems, Inc. (b)                       206,000          3,731
Siebel Systems, Inc. (b)                      132,400          3,705
GlobespanVirata, Inc. (b)                     272,400          3,528
J.D. Edwards & Co. (b)                        208,200          3,424
Xilinx, Inc. (b)                               85,200          3,327
Veritas Software Corp. (b)                     73,500          3,295
Brocade Communications Systems, Inc.(b)        97,500          3,229
BEA Systems, Inc. (b)                         205,300          3,162
Mercury Interactive Corp.(b)                   90,600          3,079
Amkor Technology, Inc. (b)                    191,000          3,062
Rational Software Corp. (b)                   153,294          2,989
Intel Corp.                                    93,300          2,934
Juniper Networks, Inc. (b)                    150,900          2,860
Seachange International, Inc. (b)              80,600          2,750
Texas Instruments, Inc.                        97,900          2,741
Teradyne, Inc. (b)                             84,700          2,553
CIENA Corp. (b)                               175,000          2,504
Network Appliance, Inc. (b)                   114,400          2,502
Nvidia Corp. (b)                               36,600          2,449
Broadcom Corp. `A' (b)                         56,300          2,307
Agere Systems, Inc. `A' (b)                   389,900          2,219
National Semiconductor Corp. (b)               70,600          2,174
EMC Corp. (b)                                 153,400          2,062
Powerwave Technologies, Inc. (b)              111,700          1,930
Polycom, Inc. (b)                              53,500          1,840
JDS Uniphase Corp. (b)                        207,800          1,814
Openwave Systems, Inc. (b)                    147,200          1,441
Western Digital Corp.                         219,400          1,376
Micromuse, Inc. (b)                            90,800          1,362
Maxtor Corp.                                  199,600          1,265
Analog Devices, Inc. (b)                       25,500          1,132
Emulex Corp. (b)                               18,400            726
QUALCOMM, Inc. (b)                             11,400            576
STMicroelectronics NV                          11,000            347
Pixelworks, Inc. (b)                           12,100            194
                                                            --------
                                                             146,572
                                                            --------
Total Common Stocks                                          177,541
(Cost $  170,164)                                           ========

   SHORT-TERM INSTRUMENTS 10.4%

                                            Principal
                                               Amount
                                               (000s)
Repurchase Agreement 10.4%
State Street Bank
   1.550% due 01/02/2002                    $  19,531         19,531
   (Dated 12/31/2001. Collateralized by
   Fannie Mae 4.250% due 09/10/2003
   valued at $19,926.
   Repurchase proceeds are $19,533.)
                                                            --------
Total Short-Term Instruments                                  19,531
                                                            ========
(Cost $  19,531)

Total Investments (a) 104.9%                                $197,072
(Cost $  189,695)

Other Assets and Liabilities (Net) (4.9%)                     (9,194)
                                                            --------
Net Assets 100.0%                                           $187,878
                                                            ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.        $ 19,277

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.         (11,901)
                                                             --------

Unrealized appreciation-net                                 $  7,376
                                                            ========
(b) Non-income producing security.


See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 35

PIMCO Schedule of Investments Class D
Growth & Income Fund
December 31, 2001 (Unaudited)

                                                                   Value
                                               Shares             (000s)

COMMON STOCKS 90.4%

Capital Goods 6.5%
Tyco International Ltd.                        35,000        $     2,062
Minnesota Mining & Manufacturing Co.           15,000              1,773
General Electric Co.                           35,000              1,403
                                                             -----------
                                                                   5,238
                                                             ===========
Communications 6.0%
Nokia Corp. SP - ADR                           75,000              1,840
Verizon Communications, Inc.                   35,000              1,661
SBC Communications, Inc.                       35,000              1,371
                                                             -----------
                                                                   4,872
                                                             ===========
Consumer Discretionary 8.6%
Wal-Mart Stores, Inc.                          35,000              2,014
General Motors Corp. `H'                       35,000              1,701
Target Corp.                                   40,000              1,642
AOL Time Warner, Inc. (b)                      50,000              1,605
                                                             -----------
                                                                   6,962
                                                             ===========
Consumer Staples 6.4%
Philip Morris Cos., Inc.                       35,000              1,605
PepsiCo, Inc.                                  25,000              1,217
Kraft Foods, Inc.                              35,000              1,191
Coca-Cola Co.                                  25,000              1,179
                                                             -----------
                                                                   5,192
                                                             ===========
Energy 9.0%
ChevronTexaco Corp.                            25,000              2,240
Exxon Mobil Corp.                              50,000              1,965
Kinder Morgan Management LLC (b)               50,736              1,923
Equitable Resources, Inc.                      35,000              1,192
                                                             -----------
                                                                   7,320
                                                             ===========
Financial & Business Services 32.8%
Citigroup, Inc.                                50,000              2,524
Bank of America Corp.                          35,000              2,203
Concord EFS, Inc. (b)                          65,000              2,131
Vornado Realty Trust                           50,000              2,080
ACE Ltd.                                       50,000              2,008
First Data Corp.                               25,000              1,961
Equity Office Properties Trust                 65,000              1,955
Boston Properties, Inc.                        50,000              1,900
Fifth Third Bancorp                            30,000              1,847
XL Capital Ltd. `A'                            20,000              1,827
Freddie Mac                                    25,000              1,635
Federated Investors, Inc. `B'                  50,000              1,594
American International Group, Inc.             20,000              1,588
Omnicom Group, Inc.                            15,000              1,340
                                                             -----------
                                                                  26,593
                                                             ===========
Health Care 5.5%
American Home Products Corp.                   25,000              1,534
Johnson & Johnson                              25,000              1,478
Tenet Healthcare Corp. (b)                     25,000              1,468
                                                             -----------
                                                                   4,480
                                                             ===========
Materials & Processing 4.9%
International Paper Co.                        50,000              2,017
E.I. du Pont de Nemours & Co.                  45,000              1,913
                                                             -----------
                                                                   3,930
                                                             ===========
Technology 8.3%
IBM Corp.                                      15,000              1,814
Electronic Data Systems Corp.                  25,000              1,714
Microsoft Corp. (b)                            25,000              1,657
Intel Corp.                                    50,000              1,573
                                                             -----------
                                                                   6,758
                                                             ===========
Utilities 2.4%
Duke Energy Corp.                              50,000              1,963
                                                             -----------
Total Common Stocks                                               73,308
(Cost $71,450)                                               ===========


                                            Principal
                                               Amount              Value
                                               (000s)             (000s)

CONVERTIBLE BONDS & NOTES 5.4%

Echostar Communications
  4.875% due 01/01/2007                     $   2,100        $     1,874
Cendant Corp.
  3.875% due 11/27/2011                         1,500              1,603
Juniper Networks, Inc.
  4.750% due 03/15/2007                         1,200                876
                                                             -----------
Total Convertible Bonds & Notes                                    4,353
(Cost $4,421)                                                ===========

SHORT-TERM INSTRUMENTS 3.8%

Repurchase Agreement 3.8%
State Street Bank
  1.550% due 01/02/2002                         3,096              3,096
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 3.125% due 11/07/2003
  valued at $3,159.
  Repurchase proceeds are $3,096.)
                                                             -----------
Total Short-Term Instruments                                       3,096
(Cost $3,096)                                                ===========

Total Investments (a) 99.6%                                  $    80,757
(Cost $78,967)

Other Assets and Liabilities (Net) 0.4%                              305
                                                             -----------

Net Assets 100.0%                                            $    81,062
                                                             ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                               $     3,862

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                  (2,072)
                                                             -----------

Unrealized appreciation-net                                  $     1,790
                                                             ===========

(b) Non-income producing security.

36 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Growth Fund
December 31, 2001 (Unaudited)


                                                                   Value
                                               Shares             (000s)

COMMON STOCKS 98.6%

Capital Goods 5.9%
Tyco International Ltd.                       750,000        $    44,175
Illinois Tool Works, Inc.                     350,000             23,702
General Electric Co.                          500,000             20,040
                                                             -----------
                                                                  87,917
                                                             ===========
Communications 2.5%
Nokia Corp. SP - ADR                        1,500,000             36,795
                                                             -----------
Consumer Discretionary 17.1%
Wal-Mart Stores, Inc.                       1,000,000             57,550
Target Corp.                                1,000,000             41,050
Home Depot, Inc.                              750,000             38,258
Kohl's Corp. (b)                              500,000             35,220
AOL Time Warner, Inc. (b)                   1,000,000             32,100
Nike, Inc. `B'                                500,000             28,120
Viacom, Inc. `B' (b)                          500,000             22,075
                                                             -----------
                                                                 254,373
                                                             ===========
Consumer Services 2.4%
Comcast Corp. Special `A ' (b)              1,000,000             36,000
                                                             -----------
Consumer Staples 8.9%
Philip Morris Cos., Inc.                    1,000,000             45,850
PepsiCo, Inc.                                 750,000             36,517
Kraft Foods, Inc.                             750,000             25,523
Coca-Cola Co.                                 500,000             23,575
                                                             -----------
                                                                 131,465
                                                             ===========
Financial & Business Services 22.0%
Citigroup, Inc.                             1,250,000             63,100
American International Group, Inc.            650,000             51,610
Omnicom Group, Inc.                           500,000             44,675
First Data Corp.                              500,000             39,225
Concord EFS, Inc. (b)(d)                    1,000,000             32,780
Freddie Mac                                   500,000             32,700
Bank of America Corp.                         500,000             31,475
Fifth Third Bancorp                           500,000             30,790
                                                             -----------
                                                                 326,355
                                                             ===========
Health Care 18.5%
Johnson & Johnson                             750,000             44,324
Amgen, Inc. (b)                               750,000             42,330
Genentech, Inc. (b)                           750,000             40,687
Baxter International, Inc.                    750,000             40,223
Pfizer, Inc.                                1,000,000             39,850
UnitedHealth Group, Inc.                      500,000             35,385
Cardinal Health, Inc.                         500,000             32,330
                                                             -----------
                                                                 275,129
                                                             ===========
Technology 21.3%
Electronic Data Systems Corp.                 750,000             51,412
Microsoft Corp. (b)                           750,000             49,703
Intel Corp.                                 1,500,000             47,175
PeopleSoft, Inc. (b)                        1,000,000             40,200
QUALCOMM, Inc. (b)                            750,000             37,875
Dell Computer Corp. (b)                     1,000,000             27,180
Cisco Systems, Inc. (b)                     1,500,000             27,165
Texas Instruments, Inc.                       650,000             18,200
Taiwan Semiconductor Manufacturing Co.
    Ltd. SP - ADR (b)(d)                    1,000,000             17,170
                                                             -----------
                                                                 316,080
                                                             -----------
Total Common Stocks                                            1,464,114
(Cost $1,264,230)                                            ===========

                                            Principal
                                               Amount              Value
                                               (000s)             (000s)

CONVERTIBLE BONDS & NOTES 0.0%

Cabbell Financial Grantor Trust (c)
  7.187% due 12/31/2002                    $      359        $        18
                                                             -----------
Total Convertible Bonds & Notes                                       18
(Cost $357)                                                  ===========

SHORT-TERM INSTRUMENTS 1.7%

Repurchase Agreement 1.7%
State Street Bank
  1.550% due 01/02/2002                        25,114             25,114
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 6.750% due 08/15/2002
  valued at $25,620.
  Repurchase proceeds are $25,116.)
                                                             -----------
Total Short-Term Instruments                                      25,114
(Cost $25,114)                                               ===========

Total Investments (a) 100.3%                                 $ 1,489,246
(Cost $1,289,701)

Other Assets and Liabilities (Net) (0.3%)                         (4,657)
                                                             -----------

Net Assets 100.0%                                            $ 1,484,589
                                                             ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                               $   239,677

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                 (40,132)
                                                             -----------

Unrealized appreciation-net                                  $   199,545
                                                             ===========

(b) Non-income producing security.

(c) Security is in default.

(d) Portion of securities on loan with an aggregate market value of $20,164; cash collateral of $20,986 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 37

PIMCO Schedule of Investments Class D
Healthcare Innovation Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                          Shares         (000s)

COMMON STOCKS 90.5%

Health Care 89.3%
Cephalon, Inc. (b)                                         2,200     $      166
MedImmune, Inc. (b)                                        3,000            139
Amgen, Inc. (b)                                            2,400            135
Biogen, Inc. (b)                                           2,300            132
Celgene Corp. (b)                                          3,900            124
Quest Diagnostics, Inc. (b)                                1,700            122
Protein Design Labs, Inc. (b)                              3,300            109
King Pharmaceuticals, Inc. (b)                             2,566            108
Versicor, Inc. (b)                                         5,100            104
Barr Laboratories, Inc. (b)                                1,300            103
Genentech, Inc. (b)                                        1,800             98
IDEC Pharmaceuticals Corp. (b)                             1,400             97
Invitrogen Corp. (b)                                       1,500             93
NPS Pharmaceuticals, Inc. (b)                              2,400             92
Scios, Inc. (b)                                            3,800             90
Ligand Pharmaceuticals, Inc. (b)                           5,000             90
CV Therapeutics, Inc. (b)                                  1,700             88
Cubist Pharmaceuticals, Inc. (b)                           2,400             86
Baxter International, Inc.                                 1,600             86
HCA, Inc.                                                  2,200             85
Pharmaceutical Product Development, Inc. (b)               2,500             81
Teva Pharmaceutical Industries Ltd. SP - ADR               1,300             80
Affymetrix, Inc. (b)                                       2,100             79
Eli Lilly & Co.                                            1,000             79
Elan Corp. PLC SP - ADR (b)                                1,700             77
IMS Health, Inc.                                           3,700             72
Express Scripts, Inc. (b)                                  1,500             70
OSI Pharmaceuticals, Inc. (b)                              1,500             69
LifePoint Hospitals, Inc. (b)                              2,000             68
Abbott Laboratories                                        1,200             67
Watson Pharmaceuticals, Inc. (b)                           2,000             63
XOMA Ltd. (b)                                              6,300             62
Medtronic, Inc.                                            1,200             61
Merck & Co., Inc.                                          1,000             59
Triad Hospitals, Inc. (b)                                  2,000             59
Immunex Corp. (b)                                          2,100             58
Zimmer Holdings, Inc. (b)                                  1,770             54
Endocare, Inc. (b)                                         3,000             53
AstraZeneca PLC                                            1,100             51
Bristol-Myers Squibb Co.                                   1,000             51
Aviron (b)                                                 1,000             50
Atrix Laboratories, Inc. (b)                               2,300             47
Wellpoint Health Networks, Inc. (b)                          400             47
Guilford Pharmaceuticals, Inc. (b)                         3,800             46
Enzon, Inc. (b)                                              800             45
Digene Corp. (b)                                           1,400             41
Neurocrine Biosciences, Inc. (b)                             800             41
Biovail Corp. (b)                                            700             39
Tanox, Inc. (b)                                            2,100             39
Cardinal Health, Inc.                                        500             32
Sepracor, Inc. (b)                                           500             29
ImClone Systems, Inc. (b)                                    600             28
UnitedHealth Group, Inc.                                     300             21
Waters Corp. (b)                                             100              4
                                                                     ----------
                                                                          3,969
                                                                     ==========
Technology 1.2%
Caliper Technologies Corp. (b)                             3,400             53
                                                                     ----------
Total Common Stocks                                                       4,022
(Cost $3,653)                                                        ==========
                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)

SHORT-TERM INSTRUMENTS 13.7%

Repurchase Agreement 13.7%

State Street Bank

  1.550% due 01/02/2002                               $     608      $      608
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 5.520% due 02/27/2004
  valued at $625.
  Repurchase proceeds are $608.)
                                                                     ----------
Total Short-Term Instruments                                                608
(Cost $608)                                                          ==========

Total Investments (a) 104.2%                                         $    4,630
(Cost $4,261)

Other Assets and Liabilities (Net) (4.2%)                                  (187)
                                                                     ----------

Net Assets 100.0%                                                    $    4,443
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      468

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (99)
                                                                     ----------
Unrealized appreciation-net                                          $      369
                                                                     ==========
(b)  Non-income producing security.

38 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Innovation Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                          Shares         (000s)

COMMON STOCKS 97.1%

Communications 3.0%
Nokia Corp. SP - ADR                                   1,761,900     $   43,219
Macromedia, Inc. (b)                                     527,400          9,387
Level 3 Communications, Inc. (c)                         747,000          3,735
                                                                     ----------
                                                                         56,341
                                                                     ==========
Consumer Discretionary 0.6%
Gemstar-TV Guide International, Inc. (b)                 402,367         11,146
                                                                     ----------
Consumer Services 1.0%
eBay, Inc. (b)(c)                                        296,200         19,816
                                                                     ----------
Financial & Business Services 0.4%
Doubleclick, Inc. (b)                                    723,600          8,206
                                                                     ----------
Health Care 0.7%
Cephalon, Inc. (b)(c)                                    133,800         10,113
MedImmune, Inc. (b)                                       74,400          3,448
                                                                     ----------
                                                                         13,561
                                                                     ==========
Technology 91.4%
Siebel Systems, Inc. (b)(c)                            2,437,100         68,190
Cisco Systems, Inc. (b)                                2,873,100         52,032
LSI Logic Corp. (b)                                    3,177,280         50,137
Intel Corp.                                            1,585,700         49,870
Sun Microsystems, Inc. (b)                             3,995,400         49,143
KLA-Tencor Corp. (b)                                     989,600         49,045
Broadcom Corp. `A' (b)                                 1,187,000         48,643
Taiwan Semiconductor Manufacturing Ltd.
  SP - ADR (b)(c)                                      2,827,780         48,553
Dell Computer Corp. (b)                                1,783,700         48,481
Check Point Software Technologies Ltd. (b)(c)          1,164,200         46,440
Juniper Networks, Inc. (b)(c)                          2,402,800         45,533
Teradyne, Inc. (b)                                     1,502,700         45,291
BEA Systems, Inc. (b)                                  2,841,800         43,764
Flextronics International Ltd. (b)(c)                  1,796,500         43,098
i2 Technologies, Inc. (b)                              5,417,600         42,799
Integrated Device Technology, Inc. (b)                 1,543,300         41,036
Applied Materials, Inc. (b)                            1,005,500         40,321
Advanced Micro Devices, Inc. (b)                       2,468,100         39,144
CIENA Corp. (b)                                        2,706,900         38,736
Micron Technology, Inc. (b)                            1,190,300         36,899
Yahoo, Inc. (b)(c)                                     2,040,500         36,198
Xilinx, Inc. (b)                                         835,100         32,611
Sanmina Corp. (b)                                      1,627,354         32,384
Brocade Communications Systems, Inc. (b)(c)              960,500         31,812
Texas Instruments, Inc.                                1,126,600         31,545
JDS Uniphase Corp. (b)                                 3,491,300         30,479
Veritas Software Corp. (b)                               651,700         29,216
Rational Software Corp. (b)                            1,430,800         27,901
Maxim Integrated Products, Inc. (b)                      530,900         27,877
Oracle Corp. (b)                                       1,994,700         27,547
Cypress Semiconductor Corp. (b)                        1,261,500         25,142
GlobespanVirata, Inc. (b)(c)                           1,851,325         23,975
Compaq Computer Corp.                                  2,406,500         23,487
Marvell Technology Group Ltd. (b)(c)                     643,400         23,047
QLogic Corp. (b)                                         508,500         22,633
Novellus Systems, Inc. (b)                               519,700         20,502
Microsoft Corp. (b)                                      303,200         20,092
Extreme Networks, Inc. (b)(c)                          1,514,400         19,536
QUALCOMM, Inc. (b)                                       376,500         19,013
Applied Micro Circuits Corp. (b)                       1,612,200         18,250
RF Micro Devices, Inc. (b)(c)                            925,000         17,788
EMC Corp. (b)                                          1,315,300         17,678
Gateway, Inc. (b)                                      2,139,100         17,198
Openwave Systems, Inc. (b)                             1,750,000         17,133
SanDisk Corp. (b)(c)                                   1,169,600         16,842
National Semiconductor Corp. (b)                         520,500         16,026
Foundry Networks, Inc. (b)(c)                          1,940,500         15,815
Analog Devices, Inc. (b)                                 338,200         15,013
Mercury Interactive Corp. (b)                            420,400         14,285
Peregrine Systems, Inc. (b)(c)                           928,800         13,774
Vignette Corp. (b)                                     2,511,500         13,487
Lam Research Corp.                                       516,100         11,984
Emulex Corp. (b)(c)                                      295,800         11,687
Cree, Inc. (b)(c)                                        343,300         10,114
PMC - Sierra, Inc. (b)(c)                                456,000          9,695
Corning, Inc. (b)                                      1,035,400          9,236
Vitesse Semiconductor Corp. (b)                          729,800          9,071
Atmel Corp. (b)                                        1,202,800          8,865
NetIQ Corp. (b)                                          247,800          8,737
Vishay Intertechnology, Inc. (b)                         440,600          8,592
Lawson Software, Inc. (b)                                390,600          6,152
Polycom, Inc. (b)                                        147,700          5,081
Micromuse, Inc. (b)(c)                                   268,700          4,031
Altera Corp. (b)                                         165,500          3,512
Interwoven, Inc. (b)                                     334,500          3,258
                                                                     ----------
                                                                      1,735,456
                                                                     ----------
Total Common Stocks                                                   1,844,526
(Cost $1,776,420)                                                    ==========

SHORT-TERM INSTRUMENTS 1.4%

                                                       Principal
                                                          Amount
                                                          (000s)

Repurchase Agreement 1.4%
State Street Bank
     1.550% due 01/02/2002                            $   27,310         27,310
     (Dated 12/31/2001. Collateralized by
     Federal Home Loan Bank 2.200% due 11/14/2003
     valued at $27,860. Repurchase proceeds are
     $27,312.)
                                                                     ----------
Total Short-Term Instruments                                             27,310
(Cost $27,310)                                                       ==========

Total Investments (a) 98.5%                                          $1,871,836
(Cost $1,803,730)

Other Assets and Liabilities (Net) 1.5%                                  27,714
                                                                     ----------

Net Assets 100.0%                                                    $1,899,550
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation all
investments in which there was an excess of value
over tax cost.                                                       $  204,788

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (136,682)
                                                                     ----------

Unrealized appreciation-net                                          $   68,106
                                                                     ==========
(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $223,174; cash collateral of $733,261 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 39

PIMCO Schedule of Investments Class D
Mid-Cap Fund
December 31, 2001 (Unaudited)

                                                                   Value
                                               Shares             (000s)

COMMON STOCKS 94.3%

Building 1.2%
Lennar Corp.                                  245,583        $    11,498
                                                             -----------
Capital Goods 1.3%
SPX Corp.                                      89,300             12,225
                                                             -----------
Consumer Discretionary 12.9%
Williams-Sonoma, Inc. (b)                     333,200             14,294
Mohawk Industries, Inc. (b)                   239,750             13,157
Andrx Group (b)                               168,895             11,892
Bed, Bath & Beyond, Inc. (b)                  345,900             11,726
Nike, Inc. `B'                                190,300             10,701
Best Buy Co., Inc. (b)                        130,300              9,705
Constellation Brands, Inc. `A' (b)            225,000              9,641
Foot Locker, Inc.                             604,241              9,456
Family Dollar Stores, Inc.                    308,200              9,240
Blockbuster, Inc. `A'                         365,700              9,216
AutoZone, Inc. (b)                            101,100              7,259
Office Depot, Inc. (b)                        363,138              6,733
Mattel, Inc.                                   91,341              1,571
                                                             -----------
                                                                 124,591
                                                             ===========
Consumer Services 2.7%
Darden Restaurants, Inc.                      420,400             14,882
Tricon Global Restaurants, Inc. (b)           220,700             10,858
                                                             -----------
                                                                  25,740
                                                             ===========
Consumer Staples 4.2%
McCormick & Co.                               340,500             14,291
Pactiv Corp.                                  754,210             13,387
Flowers Foods, Inc. (b)                       317,400             12,671
                                                             -----------
                                                                  40,349
                                                             ===========
Energy 3.7%
Murphy Oil Corp.                              124,300             10,446
Ocean Energy, Inc.                            510,421              9,800
Noble Drilling Corp. (b)                      284,300              9,677
Arch Coal, Inc.                               258,267              5,863
                                                             -----------
                                                                  35,786
                                                             ===========
Financial & Business Services 27.4%
AmeriCredit Corp. (b)                         495,900             15,646
North Fork Bancorporation, Inc.               412,400             13,192
Federated Investors, Inc. `B'                 404,200             12,886
Kimco Realty Corp.                            391,458             12,797
Metris Companies, Inc.                        493,977             12,700
Ambac Financial Group, Inc.                   216,500             12,527
Vornado Realty Trust                          294,700             12,260
CarrAmerica Realty Corp.                      391,688             11,790
General Growth Properties, Inc.               303,000             11,755
USA Education, Inc.                           130,800             10,990
H&R Block, Inc.                               245,400             10,969
Hibernia Corp.                                607,900             10,815
HCC Insurance Holdings, Inc.                  389,778             10,738
St. Paul Companies, Inc.                      238,700             10,496
Hudson City Bancorp, Inc.                     382,800             10,087
Ace Ltd.                                      245,000              9,837
Old Republic International Corp.              349,400              9,787
TCF Financial Corp.                           202,168              9,700
Arthur J. Gallagher & Co.                     276,100              9,523
SouthTrust Corp.                              384,700              9,491
Associates Corp. of North America             267,300              9,433
Zions Bancorporation                          179,400              9,433
Webster Financial Corp.                       269,849              8,508
Dime Bancorp, Inc.                            220,859              7,969
Charter One Financial, Inc.                    32,475                882
                                                             -----------
                                                                 264,211
                                                             ===========
Health Care 19.8%
King Pharmaceuticals, Inc. (b)                366,366             15,435
Laboratory Corp. of America Holdings (b)      164,075             13,265
Cephalon, Inc. (b)                            169,900             12,842
Lincare Holdings, Inc. (b)                    431,300             12,356
Protein Design Labs, Inc. (b)                 373,935             12,314
Community Health Care                         470,100             11,988
McKesson Corp.                                313,000             11,706
Barr Laboratories, Inc. (b)                   142,800             11,333
MedImmune, Inc. (b)                           225,455             10,450
Caremark Rx, Inc. (b)                         622,000             10,145
Omnicare, Inc.                                400,900              9,974
Cytyc Corp. (b)                               366,865              9,575
Guidant Corp. (b)                             190,900              9,507
Tenet Healthcare Corp. (b)                    159,700              9,378
Wellpoint Health Networks, Inc. (b)            79,800              9,325
Invitrogen Corp. (b)                          149,000              9,228
HEALTHSOUTH Corp. (b)                         483,900              7,171
Zimmer Holdings, Inc. (b)                     150,000              4,581
                                                             -----------
                                                                 190,573
                                                             ===========
Technology 17.4%
SunGard Data Systems, Inc. (b)                526,500             15,232
International Game Technology (b)             207,233             14,154
Affiliated, Inc. (b)                          130,809             13,883
Diebold, Inc.                                 320,800             12,972
L-3 Communications Holdings, Inc. (b)         141,900             12,771
Intuit, Inc. (b)                              257,800             11,024
Cerner Corp. (b)                              218,800             10,925
Apollo Group, Inc. `A' (b)                    236,700             10,653
VeriSign, Inc. (b)                            267,100             10,160
Polycom, Inc. (b)                             282,900              9,732
Advent Software, Inc. (b)                     188,700              9,426
Internet Securities Systems, Inc. (b)         292,500              9,378
Nvidia Corp. (b)                              135,309              9,052
Electronic Arts, Inc. (b)                     149,700              8,975
Computer Sciences Corp. (b)                   104,900              5,137
RF Micro Devices, Inc. (b)                    206,009              3,962
                                                             -----------
                                                                 167,436
                                                             ===========
Utilities 3.7%
Progress Energy, Inc.                         251,188             11,311
Dominion Resources, Inc.                      165,400              9,941
Entergy Corp.                                 232,000              9,074
ALLETE, Inc.                                  191,000              4,813
                                                             -----------
                                                                  35,139
                                                             -----------
Total Common Stocks                                              907,548
(Cost $823,957)                                              ===========

SHORT-TERM INSTRUMENTS 7.4%

                                            Principal
                                               Amount
                                               (000s)

Repurchase Agreement 7.4%
State Street Bank
    1.550% due 01/02/2002                  $   71,082             71,082
    (Dated 12/31/2001. Collateralized by
    Fannie Mae 4.000% due 08/15/2003
    valued at $51,004 and SallieMae
    3.010% due 04/25/2003 valued at
    $21,509. Repurchase proceeds are
    $71,088.)
                                                             -----------
Total Short-Term Instruments                                      71,082
(Cost $71,082)                                               ===========

Total Investments (a) 101.7%                                 $   978,630
(Cost $895,039)

Other Assets and Liabilities (Net) (1.7%)                        (16,052)
                                                             -----------

Net Assets 100.0%                                            $   962,578
                                                             ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                               $    95,951

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                 (12,360)
                                                             -----------

Unrealized appreciation-net                                  $    83,591
                                                             ===========

(b) Non-income producing security.

40 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Renaissance Fund
December 31, 2001 (Unaudited)

                                                                      Value
                                                     Shares          (000s)

COMMON STOCKS 91.8%

Aerospace 0.0%
Orbital Sciences Corp. (b)                          131,200     $       542
                                                                -----------
Building 1.5%
York International Corp.                          1,056,700          40,292
                                                                -----------
Capital Goods 10.3%
Visteon Corp.                                     5,105,800          76,791
Navistar International Corp. (b)(c)               1,608,500          63,536
Cummins Engine Co., Inc. (c)                      1,087,800          41,924
Cooper Industries, Inc.                             820,000          28,634
CNH Global NV                                     4,006,800          24,401
Rockwell International Corp.                      1,208,200          21,578
Timken Co.                                          470,000           7,605
ArvinMeritor, Inc.                                  332,000           6,520
Ingersoll-Rand Co.                                   50,000           2,091
                                                                -----------
                                                                    273,080
                                                                ===========
Communications 2.9%
WorldCom, Inc.-WorldCom Group (b)                 5,447,500          76,701
                                                                -----------
Consumer Discretionary 5.7%
J.C. Penney Co., Inc.                             3,598,000          96,786
Toys R Us, Inc. (b)(c)                            1,235,000          25,614
Hasbro, Inc.                                      1,336,300          21,688
Tupperware Corp.                                    272,700           5,249
                                                                -----------
                                                                    149,337
                                                                ===========
Consumer Services 0.9%
Fairmont Hotels & Resorts, Inc.                   1,000,000          23,900
                                                                -----------
Consumer Staples 1.2%
Tate & Lyle PLC                                   4,779,468          23,971
Corn Products International, Inc.                   185,000           6,521
                                                                -----------
                                                                     30,492
                                                                ===========
Energy 10.3%
Diamond Offshore Drilling, Inc. (c)               2,498,600          75,957
Rowan Cos., Inc. (b)                              2,405,700          46,598
Tidewater, Inc.                                   1,000,000          33,900
Pride International, Inc. (b)                     1,840,000          27,784
Petroleo Brasileiro SA SP - ADR                     935,700          20,801
Burlington Resources, Inc.                          520,000          19,521
ENSCO International, Inc. (c)                       780,000          19,383
GlobalSantaFe Corp.                                 200,000           5,704
Newfield Exploration Co. (b)                        150,000           5,327
EOG Resources, Inc. (c)                             130,000           5,084
Nabors Industries, Inc. (b)(c)                      111,000           3,811
Halliburton Co.                                     180,000           2,358
Devon Energy Corp.                                   50,000           1,933
Chesapeake Energy Corp. (b)                         160,000           1,058
Precision Drilling Corp. (b)(c)                      30,000             775
Veritas DGC, Inc. (b)(c)                             20,000             370
                                                                -----------
                                                                    270,364
                                                                ===========
Financial & Business Services 19.2%
PartnerRe Ltd. (c)                                2,457,000         132,678
ACE Ltd.                                          1,891,400          75,940
Fairfax Financial Holdings Ltd.                     654,350          67,394
Golden State Bancorp, Inc. (c)                    1,814,300          47,444
Allstate Corp.                                    1,280,000          43,136
American Financial Group, Inc.                    1,607,100          39,454
Mutual Risk Management Ltd. (c)                   3,569,400          26,057
Loews Corp.                                         420,000          23,260
Washington Mutual, Inc.                             710,000          23,217
Prudential Financial, Inc. (b)(c)                   268,000           8,895
Provident Financial Group, Inc.(c)                  305,000           8,015
J.P. Morgan Chase & Co.                             140,000           5,089
Pacific Century Financial Corp.                     187,000           4,841
TrizecHahn Corp.                                     50,000             785
                                                                -----------
                                                                    506,205
                                                                ===========
Health Care 5.2%
Aetna, Inc. (b)                                   2,142,100          70,668
PacifiCare Health Systems, Inc. (b)(c)            3,354,600          53,674
HEALTHSOUTH Corp. (b)                               820,000          12,152
                                                                -----------
                                                                    136,494
                                                                ===========
Materials & Processing 15.4%
Alcan, Inc.                                       3,811,000         136,929
Nucor Corp.                                       1,253,320          66,376
USX-U.S. Steel Group, Inc. (c)                    2,520,000          45,637
IMC Global, Inc.                                  3,452,300          44,880
Solutia, Inc. (c)                                 2,996,500          42,011
Crompton Corp.                                    2,292,000          20,628
Nova Chemicals Corp. (c)                            931,700          17,954
Sappi Ltd. SP - ADR                                 990,000          10,148
Hercules, Inc.                                      930,000           9,300
Aluminum Corp. of China Ltd. SP - ADR (b)(c)        420,000           7,342
Tembec, Inc. (b)                                    442,600           3,516
Aluminum Corp. of China Ltd. (b)                 16,830,300           2,934
                                                                -----------
                                                                    407,655
                                                                ===========
Technology 6.0%
Micron Technology, Inc. (b)                       1,938,726          60,101
Compaq Computer Corp.                             5,100,000          49,776
Maxtor Corp.                                      4,747,900          30,102
Axcelis Technologies, Inc. (b)                      917,000          11,820
Credence Systems Corp. (b)                          331,000           6,147
Kulicke & Soffa Industries, Inc. (b)(c)              30,000             515
                                                                -----------
                                                                    158,461
                                                                ===========
Transportation 6.4%
AMR Corp. (b)                                     2,386,200          52,902
Continental Airlines, Inc. (b)(c)                 1,667,000          43,692
Swift Transportation Co., Inc. (b)(c)             1,852,200          39,841
CSX Corp.                                           654,500          22,940
Werner Enterprises, Inc.                            410,000           9,963
                                                                -----------
                                                                    169,338
                                                                ===========
Utilities 6.8%
PG&E Corp.                                        5,792,000         111,438
Niagara Mohawk Holdings, Inc.                     2,719,600          48,219
Mirant Corp. (b)                                  1,303,000          20,874
                                                                -----------
                                                                    180,531
                                                                -----------
Total Common Stocks                                               2,423,392
(Cost $2,157,362)                                               ===========

SHORT-TERM INSTRUMENTS 7.5%

                                                  Principal
                                                     Amount
                                                     (000s)

Repurchase Agreement 7.5%
State Street Bank
    1.550% due 01/02/2002                        $  199,343         199,343
    (Dated 12/31/2001. Collateralized by
    Fannie Mae 4.625% due 05/15/2003 valued
    at $51,002, Federal Home Loan Bank 3.250%
    due 11/15/2004 valued at $51,002, Fannie
    Mae 4.250% due 07/01/2003 valued at $51,001
    and Fannie Mae 5.000% due 02/14/2003 valued
    at $50,332. Repurchase proceeds are
    $199,359.)
                                                                -----------
Total Short-Term Instruments                                        199,343
(Cost $199,343)                                                 ===========

Total Investments (a) 99.3%                                     $ 2,622,735
(Cost $2,356,705)

Other Assets and Liabilities (Net) 0.7%                              17,587
                                                                -----------

Net Assets 100.0%                                               $ 2,640,322
                                                                ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                  $   320,313

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                    (54,283)
                                                                -----------

Unrealized appreciation-net                                     $   266,030
                                                                ===========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $183,755; cash collateraof $190,682 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 41

PIMCO Schedule of Investments Class D
Select Growth Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
COMMON STOCKS 96.6%

Communications 6.1%
Nokia Corp. SP - ADR (c)                                  85,000    $     2,084
                                                                    -----------

Consumer Discretionary 15.1%
Wal-Mart Stores, Inc.                                     35,000          2,013
AOL Time Warner, Inc. (b)                                 50,000          1,605
Viacom, Inc. `B' (b)(c)                                   35,000          1,545
                                                                    -----------
                                                                          5,163
                                                                    -----------
Consumer Services 4.2%
Comcast Corp. Special `A' (b)(c)                          40,000          1,440
                                                                    -----------

Financial & Business Services 30.2%
First Data Corp.                                          25,000          1,961
Omnicom Group, Inc.                                       20,000          1,787
Citigroup, Inc.                                           35,000          1,767
Concord EFS, Inc. (b)                                     50,000          1,639
American International Group, Inc.                        20,000          1,588
Bank of America Corp.                                     25,000          1,574
                                                                    -----------
                                                                         10,316
                                                                    ===========
Health Care 18.4%
Baxter International, Inc.                                35,000          1,877
Genentech, Inc. (b)                                       30,000          1,628
Amgen, Inc. (b)                                           25,000          1,411
Pfizer, Inc.                                              35,000          1,395
                                                                    -----------
                                                                          6,311
                                                                    -----------
Technology 22.6%
Electronic Data Systems Corp. (c)                         25,000          1,714
Microsoft Corp. (b)                                       25,000          1,657
Intel Corp.                                               50,000          1,573
QUALCOMM, Inc. (b)                                        30,000          1,515
Taiwan Semiconductor Manufacturing Co. Ltd.
  SP - ADR (b)(c)                                         75,000          1,288
                                                                    -----------
                                                                          7,747
                                                                    -----------
Total Common Stocks                                                      33,061
                                                                    ===========
(Cost $34,271)

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
SHORT-TERM INSTRUMENTS 4.4%

Repurchase Agreement 4.4%
State Street Bank
  1.550% due 01/02/2002                                 $  1,511    $      1511
  (Dated 12/31/2001. Collateralized by
  Fannie Mae 3.125% due 11/07/2003
  valued at $1,542. Repurchase proceeds are $1,511.)
                                                                    -----------
Total Short-Term Instruments                                              1,511
                                                                    ===========
(Cost $1,511)

Total Investments (a) 101.0%                                        $    34,572
(Cost $35,782)

Other Assets and Liabilities (Net) (1.0%)                                  (347)
                                                                    -----------

Net Assets 100.0%                                                   $    34,225
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $     1,509

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (2,719)
                                                                    -----------

Unrealized depreciation-net                                         $    (1,210)
                                                                    ===========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $4,592; cash collateral 4,832 of $ was received with which the Fund purchased securities.


42 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Select International Fund
December 31, 2001 (Unaudited)


                                                                          Value
                                                          Shares         (000s)
 COMMON STOCKS 104.8%

Australia 2.3%
National Australia Bank Ltd.                              46,072      $     751
Sons of Gwalia Ltd. `A'                                  100,000            383
Foster's Group Ltd.                                      150,000            373
Australia & New Zealand Bank                              35,477            323
                                                                      ---------
                                                                          1,830
                                                                      =========
Belgium 1.1%
Fortis                                                    34,367            890
                                                                      ---------

Brazil 0.0%
Bradespar SA                                           7,276,037              2
Tele Norte Leste Participacoes SA                        132,666              2
Telesp Celular (b)                                            76              0
                                                                      ---------
                                                                              4
                                                                      =========

China 3.2%
Hutchison Whampoa Ltd.                                    50,000            484
China Mobile (Hong Kong) Ltd. (b)                        123,000            433
Sun Hung Kai Properties                                   49,000            396
MTR Corp., Ltd.                                          280,000            366
PetroChina Co. Ltd. `H'                                1,968,000            348
Kerry Properties                                         214,000            209
Qingling Motors Co. `H'                                1,000,000            149
Swire Pacific                                             24,500            134
                                                                      ---------
                                                                          2,519
                                                                      =========
Denmark 0.7%
Danske Bank                                               31,744            509
                                                                      ---------
Finland 2.7%
Nokia Corp.                                               69,680          1,796
UPM-Kymmene Oyj                                            7,000            232
OKO Bank                                                   6,964             87
                                                                      ---------
                                                                          2,115
                                                                      =========
France 11.4%
BNP Paribas SA                                            14,504          1,298
Aventis SA                                                15,877          1,127
Vivendi Universal SA                                      16,336            894
Axa                                                       38,631            807
TotalFinaElf SA                                            5,542            791
Vivendi Environnement                                     18,443            615
Alcatel Telecommunications SA                             33,574            574
Lafarge SA                                                 5,163            482
PSA Peugeot Citroen                                       11,078            471
Altran Technologies                                        8,000            361
Schneider Electric SA                                      7,495            360
Atos Origin SA (b)                                         5,228            342
Pinault-Printemps-Redoute SA                               2,477            319
Castorama Dubois Investissement SA                         5,200            268
Carrefour SA                                               4,800            250
Vivendi Environnement - Warrant (b)                       18,443              8
STMicroelectronics NV                                         90              3
                                                                      ---------
                                                                          8,970
                                                                      =========
Germany 8.3%
E On AG                                                   21,740          1,126
Siemens AG (b)                                            15,878          1,051
SAP AG                                                     6,205            808
RWE AG                                                    19,800            744
Bayerische Motoren Werke AG (b)                           19,320            673
Schering AG                                               10,010            531
AMB Aachener & Muenchener Beteiligungs AG                  5,036            528
Bayer AG                                                  15,100            481
Deutsche Telekom AG                                       27,436            471
BASF AG                                                    2,704            100
Depfa Pfandbriefbank                                         792             45
                                                                      ---------
                                                                          6,558
                                                                      =========
India 0.6%
Wheellock & Co.                                          532,000            458
                                                                      ---------
Ireland 1.4%
CRH PLC                                                   29,137            514
Bank of Ireland                                           36,280            337
Elan Corp. PLC SP - ADR (b)                                4,520            204
Irish Life & Permanent PLC                                 7,841             80
                                                                      ---------
                                                                          1,135
                                                                      =========

Italy 4.6%
ENI SpA                                                   64,869            813
Telecom Italia Mobile SpA                                143,428            801
Assicuazioni Generali                                     23,535            654
Telecom Italia SpA                                        58,759            502
Telecom Italia SpA - RNC                                  71,600            382
Credito Italiano                                          88,900            357
Benetton Group SpA                                         7,850             89
Beni Stabili SpA                                          20,757             10
Seat Pagine Gialle SpA                                     2,534              2
Olivetti SpA                                               2,020              0
                                                                      ---------
                                                                          3,610
                                                                      =========

Japan 18.7%
Toyota Motor Corp.                                        61,400          1,556
Canon, Inc.                                               22,000            757
Nomura Securities Co. Ltd.                                52,000            667
Sharp Corp.                                               51,000            597
Sony Corp.                                                12,400            567
Honda Motor Co. Ltd.                                      14,000            559
Tokyo Electric Power                                      26,100            556
DAI Nippon Printing Co. Ltd.                              48,000            480
Daikin Industries, Ltd.                                   28,000            439
Matsushita Electric Industrial Co. Ltd.                   34,000            437
Secom                                                      8,500            427
NTT DoCoMo, Inc.                                              36            423
Takeda Chemical Industries                                 9,000            407
Keyence Corp.                                              2,300            383
Shiseido Co. Ltd.                                         40,000            370
Fanuc                                                      8,600            366
Katokichi Co.                                             22,400            357
Olympus Optical Co. Ltd.                                  24,000            345
Mitsubishi Tokyo                                              51            343
Tokio Marine & Fire Insurance Co.                         46,000            336
NEC Corp.                                                 30,000            306
Tokyo Gas Co.                                            110,000            295
Asahi Soft Drinks Co., Ltd.                               64,000            293
Konica Corp.                                              48,000            282
Asahi Breweries                                           31,000            279
Nippon Telegraph & Telephone Corp.                            80            261
Eisai Co. Ltd.                                            10,000            249
Terumo Corp.                                              18,700            242
JGC Corp.                                                 28,000            207
Sankyo Co. Ltd.                                           12,000            206
Daiichi Pharmaceutical Co., Ltd.                          10,000            195
Mitsui Sumitomo Insurance Co., Ltd.                       41,000            192
Chugai Pharmaceutical Co.                                 16,000            186
Murata Manufacturing Co.                                   3,100            186
Fuji Photo Film Co.                                        5,000            179
Uni-Charm Corp.                                            8,000            167
ACOM Co. Ltd.                                              2,100            153
Skylark Co., Ltd.                                          9,000            151
Sumitomo Bank Ltd.                                        28,000            119
Shin-Etsu Chemical Co. Ltd.                                2,000             72
Yamato Transport                                           3,000             57
Ricoh Co.                                                  3,000             56
Toshiba Corp.                                             12,000             41
                                                                      ---------
                                                                         14,746
                                                                      =========

Netherlands 7.6%
ING Groep NV                                              40,745          1,039
Koninklijke Ahold NV                                      33,961            988
Royal Dutch Petroleum Co.                                 18,400            932
Philips Electronics NV                                    29,068            864
Unilever NV                                               13,160            771
TNT Post Group NV (b)                                     30,874            668
Wolters Kluwer NV                                         18,000            410
Heineken NV                                                7,500            284
STMicroelectronics NV                                      1,486             47
                                                                      ---------
                                                                          6,003
                                                                      =========

New Zealand 0.9%
Fisher & Paykel Industries Ltd.                           63,360            452
Fisher & Paykel Healthcare Corp. (b)                      10,000            282
                                                                      ---------
                                                                            734
                                                                      =========
Norway 0.5%
Norske Skogsindust                                        22,000            413
                                                                      ---------


           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 43

Select International Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                           Shares         (000s)

Poland 1.2%
Telekomunikacja Polska SA SP - GDR                         80,760   $       283
Polski Koncern Naftowy SP - GDR (b)                        26,803           257
Bank Pekao SA SP - ADR (b)                                  4,572            92
Bank Polska Kasa Opieki SA (b)                              4,080            82
Prokom Software SA                                          2,510            67
BRE Bank SA                                                 1,780            53
Powsechny Bank                                              1,680            48
Agora SA (b)                                                2,300            30
Elektrim Spolka Akcyjna SA (b)                              8,810            20
                                                                    -----------
                                                                            932
                                                                    ===========
Portugal 0.5%
Brisa Auto Estradas de Portugal SA                         76,000           322
Portugal Telecom SA                                        13,490           105
                                                                    -----------
                                                                            427
                                                                    ===========
Singapore 2.0%
Singapore Press Holdings Ltd.                              28,100           332
United Overseas Bank Ltd.                                  40,960           282
Singapore Telecommunications                              224,000           214
Singapore Airlines Ltd.                                    32,000           191
DBS Group Holdings Ltd.                                    21,000           157
Overseas-Chinese Banking Corp.                             19,000           113
Singapore Tech Engineering Ltd.                            86,000           109
City Developments Ltd.                                     24,000            79
Capitaland Ltd. (b)                                        64,000            65
Singapore Telecommunications Ltd. (b)                      47,054            44
                                                                    -----------
                                                                          1,586
                                                                    ===========
South Korea 2.6%
Kookmin Bank (b)                                           17,505           666
Samsung Electronics Co. Ltd.                                2,900           618
Hyundai Motor Co. Ltd.                                      8,000           164
SK Telecom Co. Ltd.                                           600           123
Pohang Iron & Steel Co. SP - ADR                            5,000           115
Samsung Display Devices Co.                                 2,000            89
Korea Telecom Corp.                                         2,000            76
Samsung Electro Mechanics Co., Ltd.                         2,000            67
LG Chemical Ltd.                                            3,300            55
Samsung Heavy Industries (b)                               14,000            40
LG Household Ltd. (b)                                         800            18
LG Chemical Investment Ltd.                                   900             6
Korea Electric Power Corp. SP - ADR                            75             1
                                                                    -----------
                                                                          2,038
                                                                    ===========
Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA                         44,139           546
Grupo Empresarial Ence SA                                  18,379           233
Bankinter SA                                                7,769           227
Telefonica SA                                               3,064            41
                                                                    -----------
                                                                          1,047
                                                                    ===========
Sweden 0.8%
Nordea                                                    113,695           604
                                                                    -----------
Switzerland 7.2%
Nestle SA                                                   6,850         1,461
UBS AG (b)                                                 28,599         1,444
Novartis AG                                                36,721         1,328
Swiss Reinsurance (b)                                       4,800           483
Holcim Ltd. `B' (b)                                         2,000           431
Swisscom AG                                                 1,428           396
Schindler Holding AG                                           62            89
ABB Ltd. (b)                                                3,052            29
Syngenta AG - ADR (b)                                         351             4
                                                                    -----------
                                                                          5,665
                                                                    ===========
Taiwan 0.6%
Asia Cement Corp. SP - GDR                                 41,681           126
China Steel Corp. SP - GDR                                 15,962           126
Evergreen Marine Corp. SP - GDR (b)                        34,502           124
Winbond Electronics Corp. (b)                              10,199            76
Advanced Semiconductor Engineering, Inc. SP - ADR (b)       3,217            14
Standard Foods Taiwan Ltd. SP - GDR (b)                     4,477             5
Asustek Computer, Inc. SP - GDR                               400             2
                                                                    -----------
                                                                            473
                                                                    ===========
Turkey 0.4%
Yapi ve Kredi Bankasi AS (b)                           65,202,501           199
Migros Turk TAS                                           766,700            66
Vestel Elektronik Sanayi ve Ticaret AS (b)             24,360,000            62
Koc Holding AS                                                 56             0
                                                                    -----------
                                                                            327
                                                                    ===========
United Kingdom 24.2%

BP Amoco PLC                                              213,236         1,655
GlaxoSmithKline PLC                                        65,165         1,632
Vodafone Group PLC                                        559,114         1,461
Shell Transport & Trading Co.                             163,465         1,122
Billiton PLC                                              176,009           893
Lloyds TSB Group PLC                                       82,240           892
Tesco PLC                                                 231,023           836
CGNU PLC                                                   59,933           736
HSBC Holdings PLC                                          62,552           733
Diageo PLC                                                 56,800           648
Barclays PLC                                               18,100           599
Rio Tinto PLC                                              31,000           593
Dixons Group PLC                                          168,284           575
AstraZeneca PLC                                            12,377           557
Cable & Wireless PLC                                      113,611           546
Abbey National PLC                                         36,300           517
BAE Systems PLC                                           105,900           476
Prudential PLC                                             40,498           469
HSBC Holdings PLC HK REG                                   34,000           398
Royal Bank of Scotland Group PLC                           16,000           389
Wolseley PLC                                               45,700           382
Compass Group PLC                                          50,000           374
BT Group PLC                                               96,203           354
Legal & General Group PLC                                 148,900           344
Pearson PLC                                                28,000           322
British American Tobacco PLC                               35,800           303
Hays PLC                                                   97,094           294
Anglo American PLC                                         15,000           227
British Sky Broadcasting PLC (b)                           16,400           180
Cadbury Schweppes PLC                                      23,000           146
Sage Group PLC                                             40,800           136
MM02 PLC (b)                                               96,203           121
Reuters Group PLC                                          11,220           111
AstraZeneca PLC SP - ADR                                    1,426            66
                                                                    -----------
                                                                    $    19,087
                                                                    -----------
Total Common Stocks                                                      82,680
                                                                    ===========
(Cost $92,318)

Total Investments (a) 104.8%                                        $    82,680
(Cost $92,318)

Other Assets and Liabilities (Net) (4.8%)                                (3,765)
                                                                    -----------
Net Assets 100.0%                                                   $    78,915
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess of value
over tax cost.                                                      $     3,216

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (12,854)
                                                                    -----------
Unrealized depreciation-net                                         $    (9,638)
                                                                    ===========
(b) Non-income producing security.

44 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Target Fund
December 31, 2001 (Unaudited)

                                                                       Value
                                                        Shares         (000s)

COMMON STOCKS 98.0%

Capital Goods 4.8%
SPX Corp.                                              250,000    $    34,224
Weatherford International, Inc. (b)(c)                 500,000         18,629
Johnson Controls, Inc.                                 200,000         16,149
                                                                  -----------
                                                                       69,002
                                                                  ===========
Communications 1.3%
TMP Worldwide, Inc. (b)(c)                             250,000         10,725
Radio One, Inc. (b)(c)                                 450,000          8,105
                                                                  -----------
                                                                       18,830
                                                                  ===========
Consumer Discretionary 15.6%
AmerisourceBergen Corp.                                600,000         38,129
TJX Companies., Inc.                                   500,000         19,929
Abercrombie & Fitch Co. 'A' (b)                        750,000         19,897
B.J.'s Wholesale Club, Inc. (b)                        450,000         19,844
Linens `n Things, Inc. (b)                             750,000         19,124
Harley-Davidson, Inc.                                  350,000         19,008
Best Buy Co., Inc. (b)                                 250,000         18,619
Andrx Group (b)                                        250,000         17,603
CDW Computer Centers, Inc. (b)                         300,000         16,113
Masco Corp.                                            600,000         14,700
RadioShack Corp.                                       400,000         12,040
Tiffany & Co.                                          300,000          9,441
                                                                  -----------
                                                                      224,447
                                                                  ===========
Consumer Services 5.7%
Royal Caribbean Cruises Ltd. (c)                     1,500,000         24,300
Sabre Holdings Corp. 'A' (b)                           450,000         19,058
Cendant Corp. (b)                                      900,000         17,649
Darden Restaurants, Inc.                               400,000         14,160
Weight Watchers International, Inc. (b)                194,200          6,568
                                                                  -----------
                                                                       81,735
                                                                  ===========
Energy 2.3%
Diamond Offshore Drilling, Inc. (c)                    600,000         18,240
Nabors Industries, Inc. (b)                            250,000          8,583
BJ Services Co. (b)                                    200,000          6,490
                                                                  -----------
                                                                       33,313
                                                                  ===========
Financial & Business Services 11.2%
Concord EFS, Inc. (b)                                1,200,000         39,336
SEI Investments Co.                                    600,000         27,066
ACE Ltd.                                               600,000         24,090
Everest Re Group Ltd.                                  300,000         21,210
USA Education, Inc.                                    250,000         21,005
Accenture Ltd. `A' (b)                                 500,000         13,460
Willis Group Holdings Ltd. (b)                         346,800          8,167
ARAMARK Corp. 'B' (b)                                  245,600          6,607
                                                                  -----------
                                                                      160,941
                                                                  ===========
Health Care 21.0%
Laboratory Corp. of America Holdings (b)               475,000         38,404
St. Jude Medical, Inc. (b)                             350,000         27,178
Waters Corp. (b)                                       700,000         27,125
IDEC Pharmaceuticals Corp. (b)(c)                      300,000         20,679
Applera Corp.- Applied Biosystems Group                500,000         19,635
King Pharmaceuticals, Inc. (b)                         450,001         18,959
Cephalon, Inc. (b)(c)                                  250,000         18,896
Allergan, Inc.                                         250,000         18,763
Invitrogen Corp. (b)                                   300,000         18,579
Wellpoint Health Networks, Inc. (b)(c)                 150,000         17,528
Protein Design Labs, Inc. (b)(c)                       450,000         14,819
Enzon, Inc. (b)(c)                                     250,000         14,070
Biomet, Inc.                                           450,000         13,905
Boston Scientific Corp. (b)                            500,000         12,060
Biogen, Inc. (b)                                       200,000         11,470
Ivax Corp. (b)                                         500,000         10,070
                                                                  -----------
                                                                      302,140
                                                                  ===========
Materials & Processing 0.6%
Alcan, Inc.                                            250,000          8,983
                                                                  -----------

Technology 33.6%
The BISYS Group, Inc. (b)                              500,000         31,995
PeopleSoft, Inc. (b)                                   500,000         20,100
Integrated Device Technology, Inc. (b)                 750,000         19,943
Enterasys Networks, Inc. (b)                         2,250,000         19,913
Agere Systems, Inc. 'A' (b)                          3,250,000         18,493
Fairchild Semiconductor International, Inc. 'A' (b)    650,000         18,330
Genesis Microchip, Inc. (b)(c)                         275,000         18,183
L-3 Communications Holdings, Inc. (b)(c)               200,000         18,000
Lexmark International, Inc. (b)                        300,000         17,700
UTStarcom, Inc. (b)(c)                                 600,000         17,100
Amdocs Ltd. (b)(c)                                     500,000         16,985
Nvidia Corp. (b)(c)                                    250,000         16,725
Check Point Software Technologies Ltd. (b)(c)          400,000         15,956
Electronic Arts, Inc. (b)                              250,000         14,988
Integrated Circuit Systems, Inc. (b)                   650,000         14,684
SunGard Data Systems, Inc. (b)                         500,000         14,465
Lattice Semiconductor Co. (b)(c)                       700,000         14,399
Rational Software Corp. (b)                            700,000         13,650
Mercury Interactive Corp. (b)                          400,000         13,592
Microchip Technology ,Inc. (b)                         350,000         13,559
VeriSign, Inc. (b)                                     350,000         13,314
KLA-Tencor Corp. (b)                                   250,000         12,390
RF Micro Devices, Inc. (b)(c)                          600,000         11,538
Intersil Corp. (b)                                     350,000         11,288
Comverse Technology, Inc. (b)                          500,000         11,185
THQ, Inc. (b)(c)                                       200,000          9,694
Juniper Networks, Inc. (b)(c)                          500,000          9,475
Gentex Corp. (b)                                       350,000          9,356
Marvell Technology Group Ltd. (b)(c)                   250,000          8,955
Novellus Systems, Inc. (b)                             225,000          8,876
Celestica, Inc. (b)(c)                                 200,000          8,078
Tibco Software, Inc. (b)                               500,000          7,465
Ulticom, Inc. (b)(c)                                   700,000          7,042
Emulex Corp. (b)                                       100,000          3,951
Lawson Software, Inc. (b)                              180,000          2,835
                                                                  -----------
                                                                      484,202
                                                                  ===========
Transportation 0.8%
Continental Airlines, Inc. (b)                         450,000         11,795
                                                                  -----------
Utilities 1.1%
Mirant Corp. (b)                                       999,750         16,016
                                                                  -----------
Total Common Stocks                                                 1,411,404
                                                                  ===========
(Cost $1,255,140)

CONVERTIBLE BONDS & NOTES 1.1%
                                                      Principal
                                                         Amount
                                                         (000s)

Technology 1.1%
Juniper Networks, Inc.
     4.750% due 03/15/2007                         $    22,000         16,060
                                                                  -----------
Total Convertible Bonds & Notes                                        16,060
(Cost $15,831)                                                    ===========

SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%
State Street Bank
     1.550% due 01/02/2002                              17,206         17,206
     (Dated 12/31/2001. Collateralized by
     Fannie Mae 4.150% due 08/28/2003 valued at $17,552.
     Repurchase proceeds are $17,207.)
                                                                  -----------
Total Short-Term Instruments                                           17,206
(Cost $17,206)                                                    ===========

Total Investments 100.3%(a)                                       $ 1,444,670
(Cost $1,288,177)

Other Assets and Liabilities (Net)(0.3%)                               (3,842)
                                                                  -----------

Net Assets 100.0%                                                 $ 1,440,828
                                                                  ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                    $   234,058

Aggregate gross unrealized depreciation for all
investments in which there was an excess
of tax cost over value.                                               (77,565)
                                                                  -----------

Unrealized appreciation-net                                       $   156,493
                                                                  ===========

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $167,486; cash collateral of $ 175,664 was received with which the Fund purchased securities.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 45

PIMCO Schedule of Investments Class D
Tax-Efficient Equity Fund
December 31, 2001 (Unaudited)

                                                                  Value
                                                  Shares         (000s)
   COMMON STOCKS 99.5%

   Aerospace 1.7%
   Boeing Co.                                      7,400    $       287
   United Technologies Corp.                       2,900            187
   Lockheed Martin Corp.                           3,700            173
   General Dynamics Corp.                            600             48
                                                            -----------
                                                                    695
                                                            ===========
   Building 0.1%
   Centex Corp.                                      500             29
   KB Home                                           700             28
                                                            -----------
                                                                     57
                                                            ===========
   Capital Goods 7.2%
   General Electric Co.                           45,710          1,832
   Minnesota Mining & Manufacturing Co.            2,200            260
   Rockwell International Corp.                   11,800            211
   Tyco International Ltd.                         3,490            206
   ITT Industries, Inc.                            2,900            146
   Molex, Inc.                                     3,500            108
   Danaher Corp.                                   1,400             84
   Cooper Industries, Inc.                         1,391             49
   Johnson Controls, Inc.                            600             48
   McDermott International, Inc.                   3,100             38
                                                            -----------
                                                                  2,982
                                                            ===========
   Communications 5.6%
   BellSouth Corp.                                13,800            526
   SBC Communications, Inc.                       12,501            490
   Verizon Communications, Inc.                    9,182            436
   AT&T Corp.                                     11,800            214
   WorldCom, Inc.-WorldCom Group (b)              14,300            201
   ALLTEL Corp.                                    2,800            173
   Sprint Corp. (PCS Group) (b)                    4,700            115
   Sprint Corp.                                    4,000             80
   AT&T Wireless Services, Inc. (b)                4,562             66
   CenturyTel, Inc.                                  400             13
   MCI WorldCom, Inc.                                696              9
                                                            -----------
                                                                  2,323
                                                            ===========
   Consumer Discretionary 9.3%
   Wal-Mart Stores, Inc.                          17,000            978
   AOL Time Warner, Inc. (b)                      15,350            493
   Viacom, Inc. `B' (b)                            9,883            436
   Walgreen Co.                                    8,100            273
   Home Depot, Inc.                                4,300            219
   CVS Corp.                                       5,100            151
   Kohl's Corp. (b)                                1,900            134
   Sears, Roebuck & Co.                            2,500            119
   Whirlpool Corp.                                 1,600            117
   Ford Motor Co.                                  6,466            102
   TJX Cos., Inc.                                  2,536            101
   Winn-Dixie Stores, Inc.                         7,000            100
   Bed, Bath & Beyond, Inc. (b)                    2,700             92
   The May Department Stores Co.                   1,900             70
   Liz Claiborne, Inc.                             1,300             65
   AutoZone, Inc. (b)                                900             65
   Nike, Inc. `B'                                  1,000             56
   Grainger (W.W.), Inc.                           1,100             53
   Mattel, Inc.                                    2,926             50
   Federated Department Stores, Inc. (b)           1,200             49
   Hasbro, Inc.                                    2,600             42
   McGraw-Hill Cos., Inc.                            600             37
   RadioShack Corp.                                  800             24
   Big Lots, Inc. (b)                              1,700             18
   Lowe's Cos., Inc.                                 200              9
                                                            -----------
                                                                  3,853
                                                            ===========
   Consumer Services 4.1%
   Cendant Corp. (b)                              14,200            278
   Walt Disney Co.                                12,200            253
   Tribune Co.                                     5,100            191
   Univision Communications, Inc. `A' (b)          3,600            146
   Carnival Corp.                                  3,700            104
   Tricon Global Restaurants, Inc. (b)             2,000             98
   New York Times Co.                              2,100             91
   Wendy's International, Inc.                     2,800             82
   Marriott International, Inc. `A'                1,900             77
   Darden Restaurants, Inc.                        2,100             74
   Starwood Hotels & Resorts Worldwide, Inc.       2,400             72
   Sabre Holdings Corp. `A' (b)                    1,661             70
   Harrah's Entertainment, Inc. (b)                1,400             52
   Knight-Ridder, Inc.                               600             39
   Hilton Hotels Corp.                             3,000             33
   Convergys Corp. (b)                               700             26
   McDonald's Corp.                                  700             19
                                                            -----------
                                                                  1,705
                                                            ===========
   Consumer Staples 6.5%
   Philip Morris Cos., Inc.                       10,700            491
   Anheuser-Busch Cos., Inc.                       9,200            416
   PepsiCo, Inc.                                   7,980            389
   SYSCO Corp.                                    12,700            333
   Procter & Gamble Co.                            3,000            237
   Coca-Cola Co.                                   4,577            216
   Colgate-Palmolive Co.                           2,300            133
   Wm. Wrigley Jr. Co.                             2,500            128
   Alberto-Culver Co.                              2,500            112
   Kroger Co.                                      4,100             86
   Brown-Forman Corp. `B'                          1,000             63
   Adolph Coors Co. `B'                              500             27
   Campbell Soup Co.                                 800             24
   Avon Products, Inc.                               400             19
                                                            -----------
                                                                  2,674
                                                            ===========
   Energy 6.2%
   Exxon Mobil Corp.                              21,338            839
   ChevronTexaco Corp.                             4,878            437
   Royal Dutch Petroleum Co.                       7,545            370
   Phillips Petroleum Co.                          4,300            259
   Occidental Petroleum Corp.                      9,200            244
   Marathon Oil Corp.                              4,300            129
   Conoco, Inc.                                    4,323            122
   Helmerich & Payne, Inc.                         3,500            117
   Rowan Cos., Inc. (b)                            3,200             62
                                                            -----------
                                                                  2,579
                                                            ===========
   Environmental Services 0.3%
   Waste Management, Inc.                          3,800            121
                                                            -----------
   Financial & Business Services 20.2%
   Citigroup, Inc.                                25,620          1,293
   American International Group, Inc.              8,930            709
   J.P. Morgan Chase & Co.                        14,360            522
   Morgan Stanley, Dean Witter & Co.               6,800            380
   State Street Corp.                              6,700            350
   Merrill Lynch & Co.                             6,300            328
   First Data Corp.                                4,000            314
   Fannie Mae                                      3,500            279
   Bank of New York Co., Inc.                      6,200            253
   American Express Co.                            6,700            239
   Ambac Financial Group, Inc.                     3,900            226
   Automatic Data Processing                       3,700            218
   H&R Block, Inc.                                 4,600            206
   MBNA Corp.                                      5,800            204
   Bank of America Corp.                           3,100            195
   Paychex, Inc.                                   5,250            184
   Freddie Mac                                     2,610            171
   Household International, Inc.                   2,700            156
   Comerica, Inc.                                  2,500            143
   Lehman Brothers Holdings, Inc.                  2,100            140
   MGIC Investment Corp.                           1,966            121
   Marsh & McLennan Cos., Inc.                     1,100            118
   Omnicom Group, Inc.                             1,300            116
   Washington Mutual, Inc.                         3,525            115
   Mellon Financial Corp.                          2,900            109
   Equifax, Inc.                                   4,500            109
   USA Education, Inc.                             1,200            101
   Northern Trust Corp.                            1,600             96
   SunTrust Banks, Inc.                            1,500             94
   Golden West Financial Corp.                     1,400             82
   Charles Schwab Corp.                            5,200             80
   Bear Stearns Co., Inc.                          1,327             78
   Dow Jones & Co., Inc.                           1,400             77
   CIGNA Corp.                                     1,300             73
   PNC Bank Corp.                                  1,600             63
   T. Rowe Price Group, Inc.                       1,700             59

46 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                                                                  Value
                                                  Shares         (000s)

   KeyCorp                                         2,267    $        55
   Franklin Resources, Inc.                        1,500             53
   Stilwell Financial, Inc.                        1,800             49
   Wachovia Corp.                                  1,300             41
   SouthTrust Corp.                                1,600             39
   AFLAC, Inc.                                     1,600             39
   Fleet Boston Financial Corp.                      700             26
   Lincoln National Corp.                            480             23
   Allstate Corp.                                    600             20
   Capital One Financial Corp.                       300             16
   MBIA, Inc.                                        150              8
                                                            -----------
                                                                  8,370
                                                            ===========
   Health Care 16.5%
   Pfizer, Inc.                                   26,913          1,072
   Johnson & Johnson                              15,600            922
   Bristol-Myers Squibb Co.                       11,300            576
   Merck & Co., Inc.                               9,400            553
   Pharmacia Corp.                                10,909            465
   Eli Lilly & Co.                                 5,400            424
   American Home Products Corp.                    6,800            417
   Abbott Laboratories                             6,300            351
   Amgen, Inc. (b)                                 5,000            282
   Baxter International, Inc.                      5,200            279
   Medtronic, Inc.                                 3,900            200
   Schering-Plough Corp.                           5,363            192
   UnitedHealth Group, Inc.                        2,100            149
   Biomet, Inc.                                    4,500            139
   HCA, Inc.                                       3,000            116
   Boston Scientific Corp. (b)                     4,500            109
   Stryker Corp.                                   1,800            105
   Applera Corp.- Applied Biosystems Group         1,000             93
   Wellpoint Health Networks, Inc. (b)               500             58
   IMS Health, Inc.                                2,800             55
   Allergan, Inc.                                    700             53
   C.R. Bard, Inc.                                   800             52
   St. Jude Medical, Inc.                            600             47
   Cardinal Health, Inc.                             600             39
   Tenet Healthcare Corp. (b)                        400             23
   King Pharmaceuticals, Inc. (b)                    533             22
   Forest Laboratories, Inc. (b)                     100              8
                                                            -----------
                                                                  6,801
                                                            ===========
   Materials & Processing 1.3%
   Alcoa, Inc.                                     3,700            132
   International Paper Co.                         2,800            113
   Engelhard Corp.                                 2,500             69
   Willamette Industries, Inc.                     1,300             68
   Worthington Industries, Inc.                    3,300             47
   Sherwin-Williams Co.                            1,200             33
   Air Products & Chemicals, Inc.                    600             28
   Freeport-McMoran Copper & Gold, Inc. (b)        2,000             27
   Praxair, Inc.                                     300             17
                                                            -----------
                                                                    534
                                                            ===========
   Technology 18.8%
   Microsoft Corp. (b)                            20,700          1,372
   IBM Corp.                                       7,500            907
   Intel Corp.                                    25,030            787
   Cisco Systems, Inc. (b)                        27,700            502
   Oracle Corp. (b)                               29,840            412
   Dell Computer Corp. (b)                        14,300            389
   Electronic Data Systems Corp.                   3,200            219
   Emerson Electric Co.                            3,700            211
   Nortel Networks Corp.                          26,800            201
   Hewlett-Packard Co.                             8,700            179
   Maxim Integrated Products, Inc. (b)             3,300            173
   QUALCOMM, Inc. (b)                              3,400            172
   KLA-Tencor Corp. (b)                            3,300            164
   Applied Materials, Inc. (b)                     3,868            155
   Sun Microsystems, Inc. (b)                     12,500            154
   Motorola, Inc.                                  9,100            137
   Analog Devices, Inc. (b)                        2,900            129
   Computer Associates International, Inc.         3,000            103
   Tektronix, Inc. (b)                             3,800             98
   NCR Corp. (b)                                   2,500             92
   PerkinElmer, Inc.                               2,600             91
   Texas Instruments, Inc.                         3,100             87
   Corning, Inc.                                   9,600             86
   National Semiconductor Corp. (b)                2,600             80
   Andrew Corp. (b)                                3,400             74
   EMC Corp. (b)                                   4,800             65
   Intuit, Inc. (b)                                1,500             64
   VERITAS Software Corp. (b)                      1,300             58
   Adobe Systems, Inc.                             1,800             56
   Novellus Systems, Inc. (b)                      1,400             55
   Network Appliance, Inc. (b)                     2,400             52
   Linear Technology Corp.                         1,200             47
   Agilent Technologies, Inc. (b)                  1,472             42
   Chiron Corp. (b)                                  900             39
   Apple Computer, Inc. (b)                        1,800             39
   Lexmark International, Inc. (b)                   600             35
   Broadcom Corp. `A' (b)                            800             33
   Unisys Corp. (b)                                2,600             33
   Yahoo, Inc. (b)                                 1,800             32
   Scientific-Atlanta, Inc.                        1,300             31
   CIENA Corp. (b)                                 2,173             31
   Compuware Corp. (b)                             2,500             29
   Citrix Systems, Inc. (b)                          800             18
   PeopleSoft, Inc. (b)                              300             12
   Enterasys Networks, Inc. (b)                    1,100             10
   Riverstone Networks, Inc. (b)                     564              9
   McData Corp. `A' (b)                              382              9
                                                            -----------
                                                                  7,773
                                                            ===========
   Transportation 0.3%
   Southwest Airlines Co.                          4,700             87
   Delta Air Lines, Inc.                             700             20
                                                            -----------
                                                                    107
                                                            ===========
   Utilities 1.4%
   Exelon Corp.                                    3,600            172
   Xcel Energy, Inc.                               6,000            166
   FirstEnergy Corp.                               2,116             74
   TXU Corp.                                       1,300             61
   Entergy Corp.                                   1,200             47
   PPL Corp.                                       1,100             38
   Sempra Energy                                   1,000             25
   Mirant Corp. (b)                                  500              8
   Public Service Enterprise Group, Inc.             100              4
                                                            -----------
                                                                    595
                                                            ===========

   Total Investments (a) 99.5%                              $    41,169
   (Cost $36,712)

   Other Assets and Liabilities (Net) 0.5%                          207
                                                            -----------

   Net Assets 100.0%                                        $    41,376
                                                            ===========

   Notes to Schedule of Investments (amounts in thousands):

   (a) At December 31, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
   investments in which there was an excess of value
   over tax cost.                                           $     6,500

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of tax
   cost over value.                                              (2,043)
                                                            -----------

   Unrealized appreciation-net                              $     4,457
                                                            ===========
   (b) Non-income producing security.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 47

PIMCO Schedule of Investments Class D
Value Fund
December 31, 2001 (Unaudited)

                                                                          Value
                                                          Shares         (000s)

COMMON STOCKS 91.1%

Aerospace 0.1%
Raytheon Co.                                              20,000      $     649
                                                                      ---------
Capital Goods 1.2%
Visteon Corp.                                            314,000          4,723
Caterpillar, Inc. (c)                                     10,000            523
                                                                      ---------
                                                                          5,246
                                                                      =========
Communications 5.4%
WorldCom, Inc.-WorldCom Group (b)                      1,085,200         15,280
AT&T Corp.                                               430,394          7,807
                                                                      ---------
                                                                         23,087
                                                                      =========
Consumer Discretionary 3.6%
J.C. Penney Co., Inc. (c)                                551,300         14,830
Sears, Roebuck & Co.                                      10,000            476
                                                                      ---------
                                                                         15,306
                                                                      =========
Consumer Services 4.0%
Liberty Media Corp. `A' (b)                            1,221,500         17,101
                                                                      ---------
Consumer Staples 2.5%
Philip Morris Cos., Inc.                                 180,000          8,253
Kroger Co. (b)                                           120,000          2,504
                                                                      ---------
                                                                         10,757
                                                                      =========
Energy 9.8%
Schlumberger Ltd.                                        331,000         18,188
Petroleo Brasileiro SA SP - ADR PBR (c)                  393,000          8,736
Halliburton Co.                                          430,000          5,633
Nabors Industries, Inc. (b)(c)                           110,000          3,776
Transocean Sedco Forex, Inc.                              80,000          2,706
Rowan Cos., Inc. (b)                                     127,300          2,466
Petroleo Brasileiro SA SP-ADR PBR/A                       20,000            466
                                                                      ---------
                                                                         41,971
                                                                      =========
Financial & Business Services 33.5%
Allstate Corp.                                           640,000         21,568
CIGNA Corp.                                              225,000         20,846
Washington Mutual, Inc. (c)                              600,000         19,620
Berkshire Hathaway, Inc. `A' (b)                             230         17,388
ACE Ltd. (c)                                             390,000         15,659
Freddie Mac                                              180,000         11,772
Loews Corp.                                              205,000         11,353
U.S. Bancorp                                             390,000          8,163
Wells Fargo & Co.                                        100,000          4,345
J.P. Morgan Chase & Co.                                  115,000          4,180
Fairfax Financial Holdings Ltd.                           30,000          3,090
Fannie Mae                                                30,000          2,385
FleetBoston Financial Corp.                               50,000          1,825
iShares Russell 1000 Value Index Fund (b)                 30,000          1,662
                                                                      ---------
                                                                        143,856
                                                                      =========
Health Care 2.0%
Schering-Plough Corp.                                    150,000          5,372
PacifiCare Health Systems, Inc. (b)(c)                   190,000          3,040
                                                                      ---------
                                                                          8,412
                                                                      =========
Materials & Processing 10.1%
Alcan, Inc.                                              695,400         24,985
Bayer AG                                                 270,000          8,604
Dow Chemical Co.                                         160,000          5,405
Alcoa, Inc.                                              120,000          4,266
                                                                      ---------
                                                                         43,260
                                                                      =========
Technology 9.2%
Compaq Computer Corp.                                  2,115,000         20,642
Micron Technology, Inc. (b)(c)                           379,475         11,764
Emerson Electric Co. (c)                                 100,000          5,710
Lucent Technologies, Inc. (c)                            150,000            944
Hewlett-Packard Co.                                       15,000            308
Koninklijke Philips Electronics NV                        10,000            291
                                                                      ---------
                                                                         39,659
                                                                      =========
Transportation 5.2%
AMR Corp. (b)                                            378,800          8,398
CSX Corp. (c)                                            205,000          7,185
Continental Airlines, Inc. (b)(c)                        250,000          6,553
                                                                      ---------
                                                                         22,136
                                                                      =========
Utilities 4.5%
PG&E Corp.                                             1,000,000         19,240
                                                                      ---------
Total Common Stocks                                                     390,680
                                                                      =========
(Cost $365,402)


                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
  SHORT-TERM INSTRUMENTS 8.9%

  Repurchase Agreement 8.9%
  State Street Bank
    1.550% due 01/02/2002                             $   38,139      $  38,139
    (Dated 12/31/2001. Collateralized
    by Federal Home Loan Bank 4.500%
    due 07/07/2003 valued at $38,904.
    Repurchase proceeds are $38,142.)
                                                                      ---------
  Total Short-Term Instruments                                           38,139
                                                                      =========
  (Cost $38,139)

  Total Investments (a) 100.0%                                        $ 428,819
  (Cost $403,541)

  Other Assets and Liabilities (Net) 0.0%                                    32
                                                                      ---------

  Net Assets 100.0%                                                   $ 428,851
                                                                      =========

  Notes to Schedule of Investments (amounts in thousands):

  (a) At December 31, 2001, the net unrealized appreciation
  (depreciation) of investments based on cost for federal income tax purposes was as follows:

  Aggregate gross unrealized appreciation for all
  investments in which there was an excess of value over
  tax cost.                                                           $  30,705

  Aggregate gross unrealized depreciation for all
  investments in which there was an  excess of tax cost
  over value.                                                            (5,427)
                                                                      ---------
  Unrealized appreciation-net                                         $  25,278
                                                                      =========

  (b) Non-income producing security.

  (c) Portion of securities on loan with an aggregate market value $ 12,499; cash of collateral of $13,184 was received with which the Fund purchased securities.


48 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                      (This Page Intentionally Left Blank)










                                    12.31.01 | PIMCO Funds Semi-Annual Report 49

PIMCO Financial Highlights Class D

                                                                             Net
                                                                             Realized /
                                                                             Unrealized                    Dividends
                                            Net Asset Value  Net Investment  Gain         Total Income     from Net
                                            Beginning of     Income          (Loss) on    from Investment  Investment
                                            Period           (Loss)          Investments  Operations       Income
Selected Per Share Data for
the Year or Period Ended:

Capital Appreciation Fund
   12/31/2001 (b)                           $  17.45         $  0.03 (a)     $  (1.13)(a) $  (1.10)        $  (0.03)
   06/30/2001                                  26.88            0.04 (a)        (1.36)(a)    (1.32)           (0.13)
   06/30/2000                                  26.63           (0.03)(a)         5.36 (a)     5.33            (0.05)
   06/30/1999                                  26.01            0.06 (a)         2.34 (a)     2.40            (0.13)
   04/08/1998-06/30/1998                       25.41            0.02 (a)         0.58 (a)     0.60             0.00

Equity Income Fund
   10/31/2001-12/31/2001 (b)                $  11.31         $  0.06 (a)     $   1.02 (a) $   1.08         $  (0.21)

Global Innovation Fund
   12/31/2001 (b)                           $  10.02         $ (0.07)(a)     $  (1.43)(a) $  (1.50)        $   0.00
   06/30/2001                                  18.94           (0.19)(a)        (8.70)(a)    (8.89)            0.00
   03/31/2000-06/30/2000                       20.17           (0.04)(a)        (1.19)(a)    (1.23)            0.00

Growth & Income Fund
   12/31/2001 (b)                           $   9.22         $  0.04 (a)     $  (1.62)(a) $  (1.58)        $  (0.03)
   07/31/2000-06/30/2001                       13.11            0.07 (a)        (0.30)(a)    (0.23)           (0.03)

Growth Fund
   12/31/2001 (b)                           $  21.73         $ (0.03)(a)     $  (2.43)(a) $  (2.46)        $   0.00
   06/30/2001                                  34.76           (0.12)(a)       (10.56)(a)   (10.68)            0.00
   01/31/2000-06/30/2000                       32.84           (0.11)            2.03         1.92             0.00

Healthcare Innovation Fund
   12/31/2001 (b)                           $   9.79         $ (0.05)(a)     $  (0.60)(a) $  (0.65)        $   0.00
   06/30/2001                                  10.00           (0.11)(a)         1.18 (a)     1.07             0.00

Innovation Fund
   12/31/2001 (b)                           $  28.92         $ (0.13)(a)     $  (6.04)(a) $  (6.17)        $   0.00
   06/30/2001                                  72.72           (0.47)(a)       (36.98)(a)   (37.45)            0.00
   06/30/2000                                  37.52           (0.59)(a)        42.18 (a)    41.59             0.00
   06/30/1999                                  24.28           (0.29)(a)        14.79 (a)    14.50             0.00
   04/08/1998-06/30/1998                       21.50           (0.05)(a)         2.83 (a)     2.78             0.00

Mid-Cap Fund
   12/31/2001 (b)                           $  21.13         $  0.03 (a)     $  (1.75)(a) $  (1.72)        $  (0.13)
   06/30/2001                                  30.71            0.10 (a)        (0.76)(a)    (0.66)           (0.13)
   06/30/2000                                  22.90           (0.01)(a)         7.85 (a)     7.84            (0.01)
   06/30/1999                                  23.99            0.03 (a)        (0.04)(a)    (0.01)           (0.01)
   04/08/1998-06/30/1998                       23.97            0.00 (a)         0.02 (a)     0.02             0.00

Renaissance Fund
   12/31/2001 (b)                           $  19.36         $  0.01 (a)     $   2.59 (a) $   2.60         $   0.00
   06/30/2001                                  14.99            0.09 (a)         5.47 (a)     5.56            (0.06)
   06/30/2000                                  18.22            0.35 (a)        (0.13)(a)     0.22             0.00
   06/30/1999                                  19.10            0.00 (a)         1.45 (a)     1.45             0.00
   04/08/1998-06/30/1998                       18.99            0.01 (a)         0.10 (a)     0.11             0.00

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.94% for the period ended June 30, 2000
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.97% for the period ended June 30, 2001
(e) Ratio of expenses to average net assets excluding interest expense is 1.33%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.
(g) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.20%.
(h) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.89% for the period ended December 31, 2001.
(i) Ratio of expenses to average net assets excluding trustee's expense is 1.15%.

50 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

                        Distri-
             Distri-    butions in
Dividends    butions    Excess                                                                             Ratio of Net
in Excess    from Net   of Net                                                   Net Assets  Ratio of      Investment
of Net       Realized   Realized                                                 End         Expenses to   Income (Loss)  Portfolio
Investment   Capital    Capital    Total          Net Asset Value                of Period   Average Net   to Average     Turnover
Income       Gains      Gains      Distributions  End of Period    Total Return  (000s)      Assets        Net Assets     Rate
$    0.00    $   0.00   $    0.00  $   (0.03)     $   16.32            (6.33)%   $    3,402    1.11%(f)*      0.35%*         64%
     0.00       (3.49)      (4.49)     (8.11)         17.45            (9.18)         2,937    1.10           0.18          112
    (0.03)      (5.00)       0.00      (5.08)         26.88            22.84            524    1.11 (f)      (0.10)         119
     0.00       (1.65)       0.00      (1.78)         26.63            10.17            339    1.10           0.24          120
     0.00        0.00        0.00       0.00          26.01             2.36            118    1.10*          0.27*          75


$    0.00    $  (0.86)  $    0.00  $   (1.07)     $   11.32            (0.13)%   $       11    1.30%(g)*      2.93%*         23%


$    0.00    $   0.00   $    0.00  $    0.00      $    8.52           (14.97)%   $    2,426    1.88%(h)(l)*  (1.83)%*       128%
     0.00        0.00       (0.03)     (0.03)         10.02           (47.02)         2,878    1.85          (1.42)         261
     0.00        0.00        0.00       0.00          18.94            (6.10)           146    1.85 (c)*     (0.90)*        131


$    0.00    $   0.00   $    0.00  $   (0.03)     $    7.61           (17.08)%   $        9    1.35%*         1.01%*         68%
     0.00        0.00       (3.63)     (3.66)          9.22            (4.50)            11    1.35*          0.69*          77


$    0.00    $  (0.16)  $    0.00  $   (0.16)     $   19.11           (11.33)%   $       57    1.16%(i)*     (0.28)%*        42%
     0.00       (2.35)       0.00      (2.35)         21.73           (32.38)            74    1.15          (0.47)          85
     0.00        0.00        0.00       0.00          34.76             5.85             11    1.16*         (0.78)*         72


$    0.00    $   0.00   $    0.00  $    0.00      $    9.14            (6.64)%   $       10    1.45%(m)*     (1.09)%*       107%
     0.00        0.00       (1.28)     (1.28)          9.79             9.70             11    1.51 (d)(e)   (1.06)         214


$    0.00    $   0.00   $    0.00  $    0.00      $   22.75           (21.34)%   $   29,717    1.32%(j)*     (1.13)%*       113%
     0.00        0.00       (6.35)     (6.35)         28.92           (55.16)        44,384    1.30          (0.96)         271
     0.00       (6.39)       0.00      (6.39)         72.72           115.85         85,096    1.30          (0.93)         186
     0.00       (1.26)       0.00      (1.26)         37.52            61.62         18,366    1.30          (0.89)         119
     0.00        0.00        0.00       0.00          24.28            12.93            139    1.30*         (0.99)*        100


$    0.00    $   0.00   $    0.00  $   (0.13)     $   19.28            (8.12)%   $    6,257    1.11%(f)*      0.32%*        102%
     0.00       (3.14)      (5.65)     (8.92)         21.13            (5.65)         6,981    1.10           0.44          153
     0.00       (0.02)       0.00      (0.03)         30.71            34.24            796    1.11 (f)      (0.05)         164
     0.00       (1.07)       0.00      (1.08)         22.90             0.25            359    1.10           0.16           85
     0.00        0.00        0.00       0.00          23.99             0.08            142    1.10*          0.03*          66


$    0.00    $  (1.32)  $    0.00  $   (1.32)     $   20.64            13.61%    $   73,183    1.26%(k)*      0.12%*         56%
     0.00       (1.13)       0.00      (1.19)         19.36            38.27         19,710    1.25           0.48          138
     0.00       (2.59)      (0.86)     (3.45)         14.99             3.56          1,286    1.25           2.21          133
     0.00       (2.33)       0.00      (2.33)         18.22            10.01            192    1.25          (0.02)         221
     0.00        0.00        0.00       0.00          19.10             0.58            126    1.25*          0.21*         192

(j) Ratio of expenses to average net assets excluding trustee's expense is 1.30%.
(k) Ratio of expenses to average net assets excluding trustee's expense is 1.25%.
(l) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.85%.
(m) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.46% for the period ended December 31, 2001.

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 51

PIMCO Financial Highlights Class D

                                                                                            Net Realized /                Dividends
                                                              Net Asset                     Unrealized      Total Income  from
                                                              Value          Net            Gain            from          Net
                                                              Beginning of   Investment     (Loss) on       Investment    Investment
Selected Per Share Data for the Year or Period Ended:         Period         Income (Loss)  Investment      Operations    Income
Select Growth Fund
   12/31/2001 (b)                                             $   16.03      $ (0.04)(a)    $ (1.79)(a)     $  (1.83)     $   0.00
   06/30/2001                                                     24.00        (0.03)(a)      (7.87)(a)        (7.90)         0.00
   03/31/2000-06/30/2000                                          23.25         0.01 (a)       0.74 (a)         0.75          0.00

Select International Fund
   12/31/2001 (b)                                             $    4.99      $ (0.02)(a)    $ (0.52)(a)     $  (0.54)     $  (0.02)
   10/30/2000-06/30/2001                                           6.70         0.00 (a)      (1.71)(a)        (1.71)         0.00

Target Fund
   12/31/2001 (b)                                             $   19.30      $ (0.05)(a)    $ (2.63)(a)     $  (2.68)     $   0.00
   06/30/2001                                                     31.14        (0.14)(a)      (7.67)(a)        (7.81)         0.00
   06/12/2000-06/30/2000                                          30.46        (0.01)(a)       0.69 (a)         0.68          0.00

Tax-Efficient Equity Fund
   12/31/2001 (b)                                             $   10.32      $  0.01 (a)    $ (0.60)(a)     $  (0.59)     $   0.00
   06/30/2001                                                     12.22         0.00 (a)      (1.90)(a)        (1.90)         0.00
   06/30/2000                                                     11.59         0.02 (a)       0.61 (a)         0.63          0.00
   07/10/1998-06/30/1999                                          10.00         0.03 (a)       1.56 (a)         1.59          0.00

Value Fund
   12/31/2001 (b)                                             $   16.10      $  0.03 (a)    $  1.04 (a)     $   1.07      $   0.00
   06/30/2001                                                     11.37         0.10 (a)       4.72 (a)         4.82         (0.09)
   06/30/2000                                                     15.29         0.23 (a)      (1.34)(a)        (1.11)        (0.24)
   06/30/1999                                                     15.64         0.23 (a)       1.37 (a)         1.60         (0.23)
   04/08/1998-06/30/1998                                          15.99         0.04 (a)      (0.34)(a)        (0.30)        (0.05)

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
(c) Ratio of expenses to average net assets excluding interest expense is 1.70%.
(d) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.25%.
(e) Ratio of expenses to average net assets excluding trustee's and interest expense is 1.70%.
(f) Ratio of expenses to average net assets excluding trustee's expense is 1.20%.
(g) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.

52 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Dividends    Distributions  Distributions                                        Net                     Ratio of Net
in Excess    from Net       in Excess of                  Net Asset              Assets     Ratio of     Investment
of Net       Realized       Net Realized                  Value                  End of     Expenses     Income (Loss)   Portfolio
Investment   Capital        Capital        Total          End of      Total      Period     to Average   to Average      Turnover
Income       Gains          Gains          Distribution   Period      Return     (000s)     Net Assets   Net Assets      Rate
$   0.00     $   0.00       $     0.00     $  0.00        $ 14.20     (11.42)%   $   131     1.30%(d)*       (0.55)%*         80%
   (0.07)        0.00             0.00       (0.07)         16.03     (32.99)        147     1.25            (0.19)          150
    0.00         0.00             0.00        0.00          24.00       3.23          10     1.25             0.11           170


$   0.00     $   0.00       $     0.00     $ (0.02)       $  4.43     (10.81)%   $     7     1.82%(e)*       (0.85)%*         51%
    0.00         0.00             0.00        0.00           4.99     (25.52)          7     1.81 (c)*        0.01*          168


$   0.00     $   0.00       $     0.00     $  0.00        $ 16.62     (13.89)%   $ 1,144     1.21%(f)*       (0.64)%*         53%
    0.00        (1.41)           (2.62)      (4.03)         19.30     (27.82)      1,763     1.20            (0.70)          109
    0.00         0.00             0.00        0.00          31.14       2.23          10     1.20*           (0.69)*          99


$   0.00     $   0.00       $     0.00     $  0.00        $  9.73      (5.72)%   $    75     1.12%(g)*        0.23%*          12%
    0.00         0.00             0.00        0.00          10.32     (15.55)         79     1.10             0.02            41
    0.00         0.00             0.00        0.00          12.22       5.44          11     1.11             0.16            32
    0.00         0.00             0.00        0.00          11.59      15.90         869     1.11*            0.30*           13


$   0.00     $  (1.91)       $    0.00     $ (1.91)       $ 15.26       7.00%    $14,241     1.11%(g)*        0.36%*         129%
    0.00         0.00             0.00       (0.09)         16.10      42.66       4,003     1.10             0.66           204
    0.00        (0.57)           (2.00)      (2.81)         11.37      (7.07)         46     1.11             1.71           196
    0.00        (1.72)            0.00       (1.95)         15.29      12.00         118     1.10             1.61           101
    0.00         0.00             0.00       (0.05)         15.64      (1.85)         98     1.10*            1.23*           77

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 53

PIMCO Statements of Assets and Liabilities Class D
December 31, 2001 (Unaudited)


                                                        Capital         Equity        Global
                                                        Appreciation    Income        Innovation    Growth &
Amounts in thousands, except per share amounts          Fund            Fund          Fund          Income Fund  Growth Fund

Assets:

Investments, at value                                   $    716,739    $  38,681     $  197,072    $   80,757   $ 1,489,246
Cash and foreign currency                                          0            1            172            21           737
Receivable for investments sold                                2,858            0          8,815             0             0
Receivable for Fund shares sold                                3,563          599            883           581         1,689
Interest and dividends receivable                                575          103              9           183         1,755
Manager reimbursement receivable                                   0            0              7             0             0
Other assets                                                       0            0              0             0             0
                                                             723,735       39,384        206,958        81,542     1,493,427

Liabilities:

Payable for investments purchased                       $     13,420    $       0     $   14,416    $        0   $         0
Due to Custodian                                                   4            0              0             0             0
Payable for Fund shares redeemed                               1,500            4          4,281           384         6,599
Accrued investment advisory fee                                  260           14            162            39           620
Accrued administration fee                                       176            8             97            25           492
Accrued distribution fee                                         129            1             82            24           823
Accrued servicing fee                                             52            0             40             8           304
Other liabilities                                                  0            0              2             0             0
                                                              15,541           27         19,080           480         8,838

Net Assets                                              $    708,194    $  39,357     $  187,878    $   81,062   $ 1,484,589

Net Assets Consist of:

Paid in capital                                         $    723,718    $  34,092     $  422,714    $  117,693   $ 1,551,492
Undistributed (overdistributed) net investment income            191          (19)        (2,180)            0        (6,725)
Accumulated undistributed net realized (loss)                (49,745)        (790)      (240,032)      (38,421)     (259,723)
Net unrealized appreciation (depreciation)                    34,030        6,074          7,376         1,790       199,545
                                                        $    708,194    $  39,357     $  187,878    $   81,062   $ 1,484,589

Net Assets:

Class D                                                 $      3,402    $      11     $    2,426    $        9   $        57
Other Classes                                                704,792       39,346        185,452        81,053     1,484,532

Shares Issued and Outstanding:

Class D                                                          208            1            285             1             3

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Class D                                                 $      16.32    $   11.32     $     8.52    $     7.61   $     19.11

Cost of Investments Owned                               $    682,709    $  32,607     $  189,695    $   78,967   $ 1,289,701

54 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Healthcare                                                              Select
Innovation     Innovation                   Renaissance   Select        International                Tax-Efficient
Fund           Fund          Mid-Cap Fund   Fund          Growth Fund   Fund           Target Fund   Equity Fund   Value Fund
$     4,630    $  1,871,836  $    978,630   $  2,622,735  $     34,572  $      82,680  $  1,444,670  $     41,169  $   428,819
          1           3,021             0              0            33              0           742             0          146
         10          55,687        10,986         15,901             0            395             0           625       11,073
         44           4,404         2,524         49,396           198             34         3,007           208        4,759
          1              63           685          1,565            27            117           508            43          554
          0               0             0              0             0              0             0             0            0
          0               0             0              2             1             79             0             4            0
      4,686       1,935,011       992,825      2,689,599        34,831         83,305     1,448,927        42,049      445,351


$       238    $     18,545  $     24,804   $     33,014  $          0  $           0  $      1,197  $          0  $    15,015
          0               0           326          9,178             0          2,814             0           258            0
          0          13,985         4,346          3,633           558          1,428         4,810           362        1,017
          2           1,056           350          1,208            17             51           646            16          152
          1             647           231            794            11             44           462            12          120
          1             827           129            920            14             33           702            16          137
          1             401            61            484             6             12           281             5           59
          0               0             0             46             0              8             1             4            0
        243          35,461        30,247         49,277           606          4,390         8,099           673       16,500
$     4,443    $  1,899,550  $    962,578   $  2,640,322  $     34,225  $      78,915  $  1,440,828  $     41,376  $   428,851


$     4,391    $  4,396,530  $  1,017,382   $  2,351,258  $     65,105  $     107,447  $  1,497,561  $     46,463  $   400,219
        (23)        (15,815)          (89)        97,373          (196)          (825)       (8,996)          (17)      39,109
       (294)     (2,549,271)     (138,306)       (74,349)      (29,474)       (18,071)     (204,230)       (9,527)     (35,755)
        369          68,106        83,591        266,040        (1,210)        (9,636)      156,493         4,457       25,278
$     4,443    $  1,899,550  $    962,578   $  2,640,322  $     34,225  $      78,915  $  1,440,828  $     41,376  $   428,851


$        10    $     29,717  $      6,257   $     73,183  $        131  $           7  $      1,144  $         75  $    14,241
      4,433       1,869,833       956,321      2,567,139        34,094         78,908     1,439,684        41,301      414,610


          1           1,306           325          3,546             9              1            69             8          933


$      9.14    $      22.75  $      19.28   $      20.64  $      14.20  $        4.43  $      16.62  $       9.73  $     15.26

$     4,261    $  1,803,730  $    895,039   $  2,356,705  $     35,782  $      92,318  $  1,288,177  $     36,712  $   403,541

          See accompany ing notes | 12.31.01 | PIMCO Funds Semi-Annual Report 55

PIMCO Statements of Operations Class D

For the six months ended December 31, 2001 (Unaudited)

                                                           Capital                     Global
                                                           Appreciation   Equity       Innovation    Growth &
Amounts in thousands                                       Fund           Income Fund  Fund          Income Fund   Growth Fund
Investment Income:
Dividends, net of foreign taxes                            $     4,421    $     784    $       17    $      740    $      7,291
Interest                                                           655            9            32           174             452
Income from securities loaned                                        0            0             0             0              28
Micellaneous Income                                                 17            0             0             1               2
   Total Income                                                  5,093          793            49           915           7,773

Expenses:
Investment advisory fees                                         1,580           96           927           226           3,975
Administration fees                                              1,067           54           556           144           3,158
Servicing fees - Class D                                             4            0             3             0               0
Distribution and/or servicing fees - Other Classes               1,098            1           702           197           7,246
Trustees' fees                                                      46            3            13             4             119
Interest expense                                                     0           12            25             0               0
Miscellaneous expense                                                0            0             0             0               0
   Total Expenses                                                3,795          166         2,226           571          14,498
   Reimbursement by Manager                                          0            0            (8)            0               0
   Net Expenses                                                  3,795          166         2,218           571          14,498

Net Investment Income (Loss)                                     1,298          627        (2,169)          344          (6,725)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                        (35,973)       2,302       (35,627)      (17,623)       (252,105)
Net realized gain (loss) on foreign currency transactions            0            0           (29)            0               0
Net change in unrealized appreciation (depreciation) on
   investments                                                 (13,403)      (2,838)       (2,272)        3,678          43,916
Net change in unrealized appreciation on translation
   of assets and liabilities denominated in foreign
   currencies                                                        0            0             0             0               0

   Net Gain (Loss)                                             (49,376)        (536)      (37,928)      (13,945)       (208,189)

Net Increase (Decrease) in Assets
   Resulting from Operations                               $   (48,078)   $      91    $  (40,097)   $  (13,601)   $   (214,914)

 56 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Healthcare                                                              Select
Innovation   Innovation                    Renaissance    Select        International               Tax-Efficient
Fund         Fund           Mid-Cap Fund   Fund           Growth Fund   Fund           Target Fund  Equity Fund    Value Fund
$        4   $         366  $      5,841   $      12,041  $      124    $        386   $     2,069  $         283  $     2,264
         1           1,148         1,035           1,235           9              17         1,909              5          395
         0             318             0             317           8               0           289              0           15
         0               0             3               3           1               0             5              0            0
         5           1,832         6,879          13,596         142             403         4,272            288        2,674


        11           6,270         2,156           5,585         116             322         4,037             96          805
         6           3,842         1,426           3,672          75             276         2,899             74          629
         0              39             8              45           0               0             2              0           11
         7           7,324         1,202           6,585         137             289         6,225            131        1,017
         0             165            64              87           3               5           105              3           19
         0               7             0               0           7              37             0              1            1
         0               0             0               1           0               0             0              0            0
        24          17,647         4,856          15,975         338             929        13,268            305        2,482
         0               0             0               0           0               0             0              0            0
        24          17,647         4,856          15,975         338             929        13,268            305        2,482

       (19)        (15,815)        2,023          (2,379)       (196)           (526)       (8,996)           (17)         192


      (149)       (656,657)      (84,662)         65,442      (7,578)         (9,913)     (180,936)        (1,503)      15,404
         0               0             0              33           0          (1,819)            0              0          (46)
       123          99,963        (2,800)        208,793       2,134           3,632       (64,483)        (1,276)      11,513

         0               0             0              10           0               7             0              0            0

       (26)       (556,694)      (87,462)        274,278      (5,444)         (8,093)     (245,419)        (2,779)      26,871


$      (45)  $    (572,509) $    (85,439)  $     271,899 $    (5,640)   $     (8,619)  $  (254,415) $      (2,796) $    27,063

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 57

PIMCO Statements of Changes in Net Assets Class D

Amounts in thousands                                         Capital Appreciation Fund             Equity Income Fund

                                                              Six Months Ended       Year Ended     Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                      December 31, 2001    June 30, 2001    December 31, 2001   June 30, 2001
                                                                   (Unaudited)                           (Unaudited)
Operations:

Net investment income (loss)                                 $         1,298     $      1,611     $            627    $       1,655
Net realized gain (loss)                                             (35,973)          39,604                2,302              559
Net change in unrealized appreciation (depreciation)                 (13,403)        (117,029)              (2,838)          10,879
Net increase (decrease) resulting from operations                    (48,078)         (75,814)                  91           13,093

Distributions to Shareholders:
From net investment income

   Class D                                                                (5)              (7)                   0                0
   Other Classes                                                      (1,165)          (3,021)                (904)          (1,398)
From net realized capital gains
   Class D                                                                 0             (204)                  (1)               0
   Other Classes                                                           0         (106,846)              (2,692)            (524)
In excess of net realized capital gains
   Class D                                                                 0             (262)                   0                0
   Other Classes                                                           0         (137,117)                   0             (417)

Total Distributions                                                   (1,170)        (247,457)              (3,597)          (2,339)

Fund Share Transactions:
Receipts for shares sold

   Class D                                                             1,388            3,199                   10                0
   Other Classes                                                     121,562          336,065                2,745           18,874
Issued in reorganization

   Class D                                                                 0                0                    0                0
   Other Classes                                                           0                0                    0                0
Issued as reinvestment of distributions
   Class D                                                                 5              473                    1                0
   Other Classes                                                       1,066          226,602                3,581            2,324
Cost of shares redeemed
   Class D                                                              (766)            (523)                   0                0
   Other Classes                                                    (111,298)        (290,870)             (15,650)          (9,302)
Net increase (decrease) resulting from Fund share
  transactions                                                        11,957          274,946               (9,313)          11,896

Total Increase (Decrease) in Net Assets                              (37,291)         (48,325)             (12,819)          22,650

Net Assets:
Beginning of period                                          $       745,485     $    793,810     $         52,176    $      29,526
End of period *                                                      708,194          745,485               39,357           52,176

*Including net undistributed (overdistributed)
 investment income of:                                       $           191     $         63     $            (19)   $         258

58 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Global Innovation Fund              Growth & Income Fund                 Growth Fund

 Six Months Ended     Year Ended     Six Months Ended      Year Ended     Six Months Ended      Year Ended
December 31, 2001  June 30, 2001    December 31, 2001   June 30, 2001    December 31, 2001   June 30, 2001
      (Unaudited)                         (Unaudited)                          (Unaudited)
$         (2,169)  $     (4,943)    $           344     $         67     $        (6,725)    $    (30,999)
         (35,656)      (203,537)            (17,623)            (181)           (252,105)          29,294
          (2,272)          (928)              3,678           (1,928)             43,916         (958,027)
         (40,097)      (209,408)            (13,601)          (2,042)           (214,914)        (959,732)



               0              0                   0                0                   0                0
               0              0                (344)             (29)                  0                0

               0              0                   0                0                   0               (5)
               0              0                   0                0             (12,397)        (197,304)

               0            (14)                  0               (3)                  0                0
               0           (521)                  0           (2,260)                  0                0

               0           (535)               (344)          (2,292)            (12,397)        (197,309)



           4,006         13,264                   0               10                 984              103
         120,888        489,410              24,038           57,665              63,281          438,523

               0              0                   0               34                   0                0
               0              0                   0           29,324                   0                0

               0             12                   0                3                   0                5
               0            408                 319            1,581              10,346          162,709

          (3,947)        (7,279)                  0              (34)               (990)             (13)
        (144,039)      (139,553)             (8,873)          (9,640)           (215,583)        (508,522)
         (23,092)       356,262              15,484           78,943            (141,962)          92,805

         (63,189)       146,319               1,539           74,609            (369,273)      (1,064,236)


$        251,067   $    104,748     $        79,523     $      4,914     $     1,853,862     $  2,918,098
         187,878        251,067              81,062           79,523           1,484,589        1,853,862

$         (2,180)  $        (11)    $             0     $          0     $        (6,725)    $          0

 Healthcare Innovation Fund           Innovation Fund

  Six Months Ended      Year Ended     Six Months Ended      Year Ended
 December 31, 2001   June 30, 2001    December 31, 2001   June 30, 2001
       (Unaudited)                           (Unaudited)
 $            (19)   $        (10)    $        (15,815)   $    (62,226)
             (149)            (16)            (656,657)     (1,569,723)
              123             246               99,963      (1,717,050)
              (45)            220             (572,509)     (3,348,999)



                0               0                    0               0
                0               0                    0               0

                0               0                    0               0
                0               0                  (22)              0

                0              (1)                   0          (9,762)
                0            (127)                   0        (534,157)

                0            (128)                 (22)       (543,919)



                0              10                3,533          49,337
            2,645           2,315              238,019       1,859,734

                0               0                    0               0
                0               0                    0               0

                0               1                    0           9,669
                0             126                   18         416,466

                0               0               (8,390)        (30,146)
             (645)            (56)            (375,944)     (1,276,453)
            2,000           2,396             (142,764)      1,028,607

            1,955           2,488             (715,295)     (2,864,311)


 $          2,488    $          0     $      2,614,845    $  5,479,156
            4,443           2,488            1,899,550       2,614,845

 $            (23)   $         (4)    $        (15,815)   $          0

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 59

Amounts in thousands                                               Mid-Cap Fund                      Renaissance Fund

                                                                    Six Months Ended     Year Ended   Six Months Ended   Year Ended
Increase (Decrease) in Net Assets from:                            December 31, 2001  June 30, 2001  December 31, 2001 June 30, 2001
                                                                         (Unaudited)                       (Unaudited)
Operations:

Net investment income (loss)                                       $          2,023   $      5,609   $         (2,379) $        563
Net realized gain (loss)                                                    (84,662)        32,686             65,475       145,009
Net change in unrealized appreciation (depreciation)                         (2,800)      (100,090)           208,803        63,660
Net increase (decrease) resulting from operations                           (85,439)       (61,795)           271,899       209,232

Distributions to Shareholders:
From net investment income

   Class D                                                                      (42)            (8)                 0            (7)
   Other Classes                                                             (6,926)        (4,391)                 0        (1,118)
In excess of net investment income
   Class D                                                                        0              0                  0             0
   Other Classes                                                                  0              0                  0             0
From net realized capital gains
   Class D                                                                        0           (198)            (4,060)          (72)
   Other Classes                                                                (10)      (117,821)          (147,696)      (43,967)
In excess of net realized capital gains
   Class D                                                                        0           (356)                 0             0
   Other Classes                                                                  0       (211,756)                 0             0

Total Distributions                                                          (6,978)      (334,530)          (151,756)      (45,164)

Fund Share Transactions:
Receipts for shares sold

   Class D                                                                   16,520          9,431             55,067        28,215
   Other Classes                                                            142,341        621,782          1,154,501       989,488
Issued in reorganization
   Class D                                                                        0              0                  0             0
   Other Classes                                                                  0              0                  0             0
Issued as reinvestment of distributions
   Class D                                                                       41            561              3,950            79
   Other Classes                                                              6,387        299,708            114,435        37,228
Cost of shares redeemed
   Class D                                                                  (16,619)        (2,732)            (8,545)      (10,469)
   Other Classes                                                           (140,083)      (562,193)          (212,253)     (273,791)
Net increase (decrease) resulting from Fund share transactions                8,587        366,557          1,107,155       770,750

Total Increase (Decrease) in Net Assets                                     (83,830)       (29,768)         1,227,298       934,818

Net Assets:
Beginning of period                                                $      1,046,408   $  1,076,176   $      1,413,024  $    478,206
End of period *                                                             962,578      1,046,408          2,640,322     1,413,024

*Including net undistributed (overdistributed) investment income   $            (89)  $      4,856   $         97,373  $     99,752
 of:

60 PIMCO Funds Semi-Annual Report | 12.31.01 | See accompanying notes

Select Growth Fund                   Select International                Fund Target Fund

 Six Months Ended       Year Ended    Six Months Ended     Year Ended     Six Months Ended      Year Ended
December 31, 2001    June 30, 2001   December 31, 2001  June 30, 2001    December 31, 2001   June 30, 2001
      (Unaudited)                          (Unaudited)                                         (Unaudited)
$           (196)    $       (179)   $          (526)   $        161     $         (8,996)   $    (28,752)
          (7,578)         (21,734)           (11,732)         (1,794)            (180,936)         53,505
           2,134           (4,509)             3,639          (8,648)             (64,483)       (742,480)
          (5,640)         (26,422)            (8,619)        (10,281)            (254,415)       (717,727)



               0                0                  0               0                    0               0
               0                0               (215)              0                    0               0

               0                0                  0               0                    0               0
               0             (136)                 0               0                    0               0

               0                0                  0               0                    0             (45)
               0                0                  0          (3,949)                   0        (120,678)

               0                0                  0               0                    0             (84)
               0                0                  0               0                    0        (223,681)

               0             (136)              (215)         (3,949)                   0        (344,488)



               0              192                  0              10                2,047           2,272
           5,199           75,329            153,955          48,499              169,934         902,333

               0                0                  0               0                    0               0
               0                0                  0          80,968                    0               0

               0                0                  0               0                    0              53
               0              122                195           3,946                    0         254,769

               0               (9)                 0               0               (2,366)           (106)
         (14,844)         (16,448)          (160,412)        (35,723)            (238,193)       (564,057)
          (9,645)          59,186             (6,262)         97,700              (68,578)        595,264

         (15,285)          32,628            (15,096)         83,470             (322,993)       (466,951)


$         49,510     $     16,882    $        94,011    $     10,541     $      1,763,821    $  2,230,772
          34,225           49,510             78,915          94,011            1,440,828       1,763,821

$           (196)    $          0    $          (825)   $        (84)    $         (8,996)   $          0

 Tax-Efficient Equity Fund             Value Fund

  Six Months Ended      Year Ended      Six Months Ended     Year Ended
 December 31, 2001   June 30, 2001     December 31, 2001  June 30, 2001
       (Unaudited)                           (Unaudited)
 $           (17)    $        (143)    $            192   $      1,401
          (1,503)           (3,944)              15,358         54,109
          (1,276)           (4,831)              11,513         14,744
          (2,796)           (8,918)              27,063         70,254



               0                 0                    0             (2)
               0                 0                    0         (1,104)

               0                 0                    0              0
               0                 0                    0              0

               0                 0               (1,477)             0
               0                 0              (45,253)             0

               0                 0                    0              0
               0                 0                    0              0

               0                 0              (46,730)        (1,106)



               0                84               12,367          5,081
           5,221            16,949              153,301        180,330

               0                 0                    0              0
               0                 0                    0              0

               0                 0                1,460              2
               0                 0               38,100          1,017

               0                 0               (3,333)        (1,240)
          (7,415)          (18,556)             (73,189)      (100,699)
          (2,194)           (1,523)             128,706         84,491

          (4,990)          (10,441)             109,039        153,639


 $        46,366     $      56,807     $        319,812   $    166,173
          41,376            46,366              428,851        319,812

 $           (17)    $           0     $         39,109   $     38,914

           See accompanying notes | 12.31.01 | PIMCO Funds Semi-Annual Report 61

PIMCO Notes to Financial Statements Class D

December 31, 2001 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income Fund. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

 62 PIMCO Funds Semi-Annual Report | 12.31.01

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund -$11,293; Equity Income Fund - $2,422; Global Innovation Fund - $2,517; Growth & Income Fund - $1,555; Healthcare Innovation Fund - $18; Renaissance Fund - $277,039; Select International Fund - $48,393; Target Fund - $41,689; Tax-Efficient Equity Fund - $694; and Value Fund - $18,010.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. State Street Bank and Trust Company is authorized to act on behalf of the Trust with respect to the lending of certain securities of the Trust held by State Street as custodian.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

                                    12.31.01 | PIMCO Funds Semi-Annual Report 63

December 31, 2001 (Unaudited)

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Growth & Income, Renaissance, and Select Growth Funds; 0.65% for the Innovation Fund; 0.70% for the Healthcare Innovation Fund; 0.75% for the Select International Fund; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Equity Income, Growth & Income, and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for the Select International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Equity Income and Growth & Income Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                                      Effective Rate
                                          --------------------------------
                                             Distribution      Servicing
                                                  Fee (%)         Fee(%)
--------------------------------------------------------------------------
Class A
All Funds                                              --           0.25

Class B
All Funds                                            0.75           0.25

Class C
All Funds                                            0.75           0.25

Class D
All Funds                                              --           0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2001, PFD received $10,101,596 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of Global Innovation and Healthcare Innovation Funds' administrative fees to the

64 PIMCO Funds Semi-Annual Report | 12.31.01 extent that the payment of each fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                               Inst'l Class  Admn. Class  Class A   Class B   Class C  Class D
-----------------------------------------------------------------------------------------------
Global Innovation Fund                1.40%        1.65%    1.85%     2.60%     2.60%    1.85%

Healthcare Innovation Fund            0.95%        1.20%    1.45%     2.20%     2.20%    1.45%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management Company, receive an annual retainer of $52,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders (shares and amounts in thousands):

                                                                        Value of                           Total Net
                                                               Shares     Shares   Total Net  Total Net    Assets of       Acquired
                                                            Issued by  Issued by   Assets of  Assets of    Acquiring         Fund's
                                                            Acquiring  Acquiring    Acquired  Acquiring   Fund After     Unrealized
Acquiring Fund              Acquired Fund         Date           Fund       Fund        Fund       Fund  Acquisition  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO                       PIMCO
Growth & Income Fund        Equity Income Fund  06/22/2001      3,343   $ 30,230    $ 30,230   $ 48,086     $ 78,316        $  (872)

PIMCO                       PIMCO
Select International Fund   International Fund  05/04/2001     16,168     88,032      88,032     11,177       99,209         (7,064)

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001, were as follows (amounts in thousands):

                                        Non - U.S. Government/Agency
                                      --------------------------------
                                          Purchases             Sales
----------------------------------------------------------------------
Capital Appreciation Fund                $  440,726        $  414,177
Equity Income Fund                            9,343            20,168
Global Innovation Fund                      236,775           266,882
Growth & Income Fund                         63,092            49,399
Growth Fund                                 653,599           800,871
Healthcare Innovation Fund                    4,735             3,159
Innovation Fund                           2,075,876         2,250,463
Mid-Cap Fund                                925,480           902,254
Renaissance Fund                          1,850,705           981,179
Select Growth Fund                           30,573            41,136
Select International Fund                    43,813            44,470
Target Fund                                 749,970           742,826
Tax-Efficient Equity Fund                     5,005             6,880
Value Fund                                  504,086           422,578

                                    12.31.01 | PIMCO Funds Semi-Annual Report 65

December 31, 2001 (Unaudited)


6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                   Capital Appreciation Fund                    Equity Income Fund
                                                Period Ended         Year Ended          Period Ended         Year Ended
                                                 12/31/2001          06/30/2001           12/31/2001          06/30/2001
                                            Shares     Amount    Shares      Amount   Shares    Amount    Shares     Amount
Receipts for shares sold
   Class D                                      87  $   1,388       153   $   3,199        1  $     10         0  $       0
   Other classes                             7,556    121,562    15,327     336,065      238     2,745     1,771     18,874
Shares issued in reorganization
   Class D                                       0          0         0           0        0         0         0          0
   Other classes                                 0          0         0           0        0         0         0          0
Issued as reinvestment of distributions
   Class D                                       0          5        23         473        0         1         0          0
   Other classes                                66      1,066    11,137     226,602      327     3,581       221      2,324
Cost of shares redeemed
   Class D                                     (48)      (766)      (27)       (523)       0         0         0          0
   Other classes                            (6,983)  (111,298)  (13,422)   (290,870)  (1,263)  (15,650)     (812)    (9,302)
Net increase (decrease) resulting from
   Fund share transactions                     678  $  11,957    13,191   $ 274,946     (697) $ (9,313)    1,180  $  11,896

                                                  Global Innovation Fund
                                                Period Ended       Year Ended
                                                 12/31/2001        06/30/2001
                                            Shares     Amount    Shares     Amount
Receipts for shares sold
   Class D                                     469  $   4,006       817   $  13,264
   Other classes                            15,554    120,888    31,032     489,410
Shares issued in reorganization
   Class D                                       0          0         0           0
   Other classes                                 0          0         0           0
Issued as reinvestment of distributions
   Class D                                       0          0         1          12
   Other classes                                 0          0        25         408
Cost of shares redeemed
   Class D                                    (472)    (3,947)     (538)     (7,279)
   Other classes                           (18,533)  (144,039)  (11,646)   (139,553)
Net increase (decrease) resulting from
   Fund share transactions                  (2,982) $ (23,092)   19,691   $ 356,262


                                                          Mid-Cap Fund                             Renaissance Fund
                                              Period Ended            Year Ended          Period Ended         Year Ended
                                               12/31/2001             06/30/2001           12/31/2001          06/30/2001
                                            Shares     Amount    Shares      Amount   Shares     Amount    Shares     Amount
Receipts for shares sold
   Class D                                     879  $  16,520       404   $   9,431    2,758 $   55,067     1,522  $  28,215
   Other classes                             7,434    142,341    23,516     621,782   59,451  1,154,501    54,478    989,488
Shares issued in reorganization
   Class D                                       0          0         0           0        0          0         0          0
   Other classes                                 0          0         0           0        0          0         0          0
Issued as reinvestment of distributions
   Class D                                       2         41        23         561      196      3,950         5         79
   Other classes                               340      6,387    12,485     299,708    5,833    114,435     2,238     37,228
Cost of shares redeemed
   Class D                                    (886)   (16,619)     (123)     (2,732)    (427)    (8,545)     (594)   (10,469)
   Other classes                            (7,394)  (140,083)  (21,784)   (562,193) (11,214)  (212,253)  (15,612)  (273,791)

Net increase (decrease) resulting
from Fund share transactions                   375  $   8,587    14,521   $ 366,557   56,597 $1,107,155    42,037  $ 770,750

                                                    Select Growth Fund
                                                Period Ended       Year Ended
                                                 12/31/2001        06/30/2001
                                            Shares     Amount    Shares     Amount
Receipts for shares sold
   Class D                                       0  $       0         9   $     192
   Other classes                               368      5,199     3,274      75,329
Shares issued in reorganization
   Class D                                       0          0         0           0
   Other classes                                 0          0         0           0
Issued as reinvestment of distributions
   Class D                                       0          0         0           0
   Other classes                                 0          0         6         122
Cost of shares redeemed
   Class D                                       0          0         0          (9)
   Other classes                            (1,045)   (14,844)     (884)    (16,448)

Net increase (decrease) resulting
from Fund share transactions                  (677) $  (9,645)    2,405   $  59,186

66 PIMCO Funds Semi-Annual Report | 12.31.01

           Growth & Income Fund                         Growth Fund                       Healthcare Innovation Fund
     Period Ended         Year Ended          Period Ended         Year Ended           Period Ended         Year Ended
      12/31/2001          06/30/2001           12/31/2001          06/30/2001            12/31/2001          06/30/2001
 Shares     Amount    Shares     Amount   Shares     Amount    Shares     Amount    Shares     Amount    Shares      Amount
      0  $       0         1  $      10       53  $     984         3  $     103         0  $       0         0  $       10
  3,126     24,038     5,749     57,665    3,171     63,281    14,017    438,523       308      2,645       149       2,315

      0          0         4         34        0          0         0          0         0          0         0           0
      0          0     3,338     29,324        0          0         0          0         0          0         0           0

      0          0         0          3        0          0         0          5         0          0         0           1
     43        319       155      1,581      543     10,346     5,633    162,709         0          0        12         126

      0          0        (4)       (34)     (53)      (990)        0        (13)        0          0         0           0
 (1,149)    (8,873)     (967)    (9,640) (11,147)  (215,583)  (17,815)  (508,522)      (74)      (645)       (6)        (56)


  2,020  $  15,484     8,276  $  78,943   (7,433) $(141,962)    1,838  $  92,805       234  $   2,000       155  $    2,396

           Innovation Fund
    Period Ended         Year Ended
     12/31/2001          06/30/2001
 Shares    Amount    Shares       Amount
    159  $   3,533       891  $    49,337
 11,236    238,019    36,954    1,859,734

      0          0         0            0
      0          0         0            0

      0          0       194        9,669
      0         18     8,772      416,466

   (388)    (8,390)     (720)     (30,146)
(18,122)  (375,944)  (29,566)  (1,276,453)


 (7,115) $(142,764)   16,525  $ 1,028,607

       Select International Fund                         Target Fund                       Tax-Efficient Equity Fund
     Period Ended         Year Ended          Period Ended         Year Ended           Period Ended         Year Ended
      12/31/2001          06/30/2001           12/31/2001          06/30/2001            12/31/2001          06/30/2001
 Shares     Amount    Shares     Amount   Shares     Amount    Shares     Amount    Shares     Amount    Shares      Amount
      0  $       0         1 $       10      119  $   2,047        94  $   2,272         0  $       0         7  $       84
 34,715    153,955     7,546     48,499   10,688    169,934    36,026    902,333       560      5,221     1,529      16,949

      0          0         0          0        0          0         0          0         0          0         0           0
      0          0    16,168     80,968        0          0         0          0         0          0         0           0

      0          0         0          0        0          0         2         53         0          0         0           0
     44        195       589      3,946        0          0    11,350    254,769         0          0         0           0

      0          0         0          0     (141)    (2,366)       (5)      (106)        0          0         0           0
(35,763)  (160,412)   (5,965)   (35,723) (15,807)  (238,193)  (24,600)  (564,057)     (796)    (7,415)   (1,676)    (18,556)


 (1,004) $  (6,262)   18,339 $   97,700   (5,141) $ (68,578)   22,867  $ 595,264      (236) $  (2,194)     (140) $   (1,523)

               Value Fund
    Period Ended         Year Ended
     12/31/2001          06/30/2001
 Shares    Amount    Shares     Amount
    794  $  12,367       333  $   5,081
  9,783    153,301    12,173    180,330

      0          0         0          0
      0          0         0          0

     98      1,460         0          2
  2,574     38,100        74      1,017

   (208)    (3,333)      (88)    (1,240)
 (4,735)   (73,189)   (7,213)  (100,699)


  8,306  $ 128,706     5,279  $  84,491

                                    12.31.01 | PIMCO Funds Semi-Annual Report 67

PIMCO Funds Multi-Manager Series

Manager                  PIMCO Advisors L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian                State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder              PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Accountant

Legal Counsel            Ropes & Gray, One International Place, Boston, MA 02110

For Account              For PIMCO Funds account information contact your financial advisor, or if
Information              you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday
                         8:30 am to 8:00 pm Eastern Time. Or visit our Web site,
                         www.pimcofunds.com.

PIMCO Funds offers access to the specialized investment firms of Allianz AG. These firms oversee more than $1 trillion worldwide, including assets of over half of the 100 largest corporations in the United States.

Stock Funds                                Bond Funds

Growth                                     Short Duration
RCM Large-Cap Growth Fund                  Short-Term Fund
Growth Fund                                Low Duration Fund
Select Growth Fund
RCM Mid-Cap Fund                           Intermediate Duration
Target Fund                                Total Return Fund
Opportunity Fund
                                           International
Blend                                      Foreign Bond Fund
Growth & Income Fund                       Emerging Markets Bond Fund
Capital Appreciation Fund
Mid-Cap Fund                               High Yield
                                           High Yield Fund
Value
Equity Income Fund                         Mortgage-Backed
Value Fund                                 GNMA Fund
Renaissance Fund                           Total Return Mortgage Fund
Small-Cap Value Fund
                                           Inflation-Indexed
Enhanced Index                             Real Return Fund
Tax-Efficient Equity Fund
RCM Tax-Managed Growth Fund                Convertible
StocksPLUS Fund                            Convertible Fund

Global                                     Tax-Exempt
RCM Global Equity Fund                     Municipal Bond Fund
RCM Global Small-Cap Fund                  CA Interm. Municipal Bond Fund
                                           CA Municipal Bond Fund
International                              NY Municipal Bond Fund
Select International Fund                  Short Duration Municipal Bond Fund
RCM International Growth Equity Fund
RCM Europe Fund                            Stock and Bond Funds
RCM Emerging Markets Fund                  Strategic Balanced Fund

Sector-Related
RCM Global Healthcare Fund
Healthcare Innovation Fund
Innovation Fund
RCM Global Technology Fund
Global Innovation Fund RCM
Biotechnology Fund

(C) 2002 PIMCO Funds Distributors, LLC

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. Although carefully verified, data is not guaranteed as to accuracy or completeness. PIMCO Funds cannot be held responsible for any loss incurred by applying any information in this publication.

Finish The Year Off Right

Final 2001 IRA contributions

Tax day will be here before you know it. If you already have an IRA established, you have until April 15th to make 2001 contributions. According to current tax laws, a single person can contribute up to $2,000 a year tax deferred (or the amount of compensation, if less). Married couples can contribute $2,000 each, for a total of $4,000 a year tax deferred (or the amount of their combined compensation, if less).

Still time to open a 2001 IRA

If you don't have an IRA yet, don't worry--you can open an account up until April 15th and still have it count for the 2001 tax year. IRAs can provide numerous benefits, even if you have a retirement account at work. Talk to your advisor about how an IRA with PIMCO Funds could benefit your plan.

                                                                      PZ032.2/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]PIMCO FUNDS

    PRSRT STD
U.S. POSTAGE PAID
  N. READING, MA
  PERMIT NO. 105


PIMCO Funds Distributors LLC

2187 Atlantic Street Stamford, CT 06902-6896

                                                  PIMCO FUNDS SEMI-ANNUAL REPORT
                                                            MULTI-MANAGER SERIES
                                                               DECEMBER 31, 2001
                                                                   SHARE CLASSES

                                                           PIMCO EQUITY ADVISORS
                                                           ---------------------
                                                               SELECT VALUE FUND
INS  INSTITUTIONAL
A    CLASS A


                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS

Table of Contents

Fund Summaries.............................................................. 2
Schedule of Investments..................................................... 7


                                                    Fund           Schedule of
Fund                                                Summary        Investments
Select Value Fund.................................     2               7
Financial Highlights..............................                     3
Statement of Assets and Liabilities...............                     4
Statement of Operatons............................                     5
Statements of Changes in Net Assets...............                     6
Notes to Financial Statements.....................                     8

December 31, 2001    PIMCO Select Value Fund


OBJECTIVE

Long-term growth of capital and income

                            PERFORMANCE*

Average Annual Total Return    For periods ended 12/31/01

                      Inst'l Class              Class A       Russell 1000 Value
                   (Incep. 10/31/2000)    (Incep. 10/31/2000)       Index
--------------------------------------------------------------------------------
6 Months                 7.73%                   7.54%              -4.39%
1 Year                  12.38%                  12.09%              -5.59%
Since Inception*        21.66%                  21.36%               ----
* Annualized


PORTFOLIO

Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

[GRAPH APPEARS HERE]

Change in Value    For periods ended 12/31/01
$10,000 invested at the Fund's inception

                       PIMCO               PIMCO            Russell
     Month      Select Value Inst.     Select Value A     1000 Index
========================================================================
   10/31/2000          10,000              9,450           10,000
   11/30/2000          10,320              9,752            9,629
   12/31/2000          11,186             10,568           10,111
   01/31/2001          11,186             10,568           10,150
   02/28/2001          11,196             10,568            9,868
   03/31/2001          10,823             10,216            9,519
   04/30/2001          11,538             10,891            9,986
   05/31/2001          11,699             11,034           10,210
   06/30/2001          11,669             11,015            9,984
   07/31/2001          11,921             11,243            9,963
   08/31/2001          11,659             10,996            9,563
   09/30/2001          10,783             10,168            8,890
   10/31/2001          10,954             10,320            8,814
   11/30/2001          12,112             11,414            9,326
   12/31/2001          12,571             11,844            9,546

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 11/01/00, the first full month following the Fund's inception on 10/31/00, compared to the Russell 1000 Value Index, an unmanaged market index.

                PORTFOLIO COMPOSITION

Top 10 Holdings                   % of Total Investments
Berkshire Hathaway, Inc. 'A'                     6.0%
Financial & Business Services
Alcan, Inc.                                      5.1%
Materials & Processing
PG&E Corp.                                       4.9%
Utilities
CIGNA Corp.                                      4.8%
Financial & Business Services
Liberty Media Corp. 'A'                          4.5%
Consumer Services
J.C. Penny Co., Inc.                             4.5%
Consumer Discretionary
Schlumberger Ltd.                                4.4%
Energy
Compaq Computer Corp.                            4.3%
Technology
Allstate Corp.                                   4.3%
Financial & Business Services
J.P. Morgan Chase & Co.                          3.5%
Financial & Business Services
Top Ten Total                                   46.3%

Top 5 Related Industries
Financial & Business Services                   35.7%
Energy                                          11.2%
Materials & Processing                           8.9%
Technology                                       8.4%
Health Care                                      5.1%

Portfolio Composition
Common Stock                                    92.9%
Cash Equivalents                                 7.1%

TOTAL NET ASSETS $1.3 million

NUMBER OF SECURITIES IN THE PORTFOLIO
32
(not including short-term instruments)

PORTFOLIO INSIGHTS

..    PIMCO Select Value Fund was started on October 31, 2000. The Fund has shown strong results, with the Fund's Class A shares returning 21.36% for the period since inception.

..    The Fund focuses on large-cap, undervalued stocks, with the added criteria that stocks selected must show a strong catalyst for change.

..    PIMCO Select Value Fund posted stellar returns in the six months ended
     December 31, 2001, outperforming both the S&P 500 Index and the Russell 1000 Value Index. The Fund showed particular strength in the fourth quarter, gaining 16.58% despite the relative outperformance of growth investing over value investing in this environment.

..    Third quarter exposure to the property and casualty insurance industry carried over into significant gains in the fourth quarter as insurers such as Ace Limited prospered as a result of rising premiums in the wake of the terrorist attacks.

..    Basic materials and energy provided solid returns in the fourth quarter as well. For example, the Fund's exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profit rise further in 2002.

..    For 2002, we anticipate a v-shaped economic recovery, but expect it to be more understated than previous recoveries. We think value stocks could continue to outperform growth, only by a narrower spread than in recent years. We believe our concentrated portfolio and our focus on undervalued stocks with a catalyst will bode well for investors in the coming year.

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO
Equity Advisors

2  PIMCO Funds Semi-Annual Report 12.31.01

Financial Highlights

Select Value Fund
December 31, 2001

Selected Per Share Data for the Year or Period Ended:


                                                     12/31/2001 (i)  06/30/2001 (b)  12/31/2001 (i)  06/30/2001 (b)
                                                     Institutional    Institutional
                                                         Class            Class         Class A         Class A
Net Asset Value Beginning of Period                    $ 11.59         $  10.00         $ 11.58         $ 10.00
Net Investment Income (a)                                 0.06             0.13            0.05            0.11
Net Realized / Unrealized Gain (Loss) on
  Investments (a)                                         0.78             1.53            0.77            1.54
Total Income from Investment Operations                   0.84             1.66            0.82            1.65
Dividends from Net Investment Income                     (0.10)           (0.07)          (0.09)          (0.07)
Distributions from Net Realized Capital
  Gains                                                  (1.70)            0.00           (1.70)           0.00
Total Distributions                                      (1.80)           (0.07)          (1.79)          (0.07)
Net Asset Value End of Period                          $ 10.63          $ 11.59         $ 10.61         $ 11.58
Total Return                                              7.73%           16.69%           7.54%          16.56%
Net Assets End of Period (000s)                        $ 1,244          $ 1,155         $    13         $    12
Ratio of Expenses to Average Net Assets                   0.27%(e)(g)*     0.25%(c)*       0.51(f)(h)%*    0.50(d)%*
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                      1.10%*           1.75%*          0.86%*          1.51%*
Portfolio Turnover Rate                                    100%             134%            100%            134%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b)  Commenced operations on October 31, 2000.

(c) If the investment manager had not waived the advisory fees the ratio of expenses to average net assets would have been 0.85%.

(d) If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 1.10%.

(e) If the investment manager had not waived the advisory fees the ratio of expenses to average net assets would have been 0.87%.

(f) If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 1.11%.

(g) Ratio of expenses to average net assets excluding trustee's and interest expense is 0.85%.

(h) Ratio of expenses to average net assets excluding trustee's expense is 1.10%.

(i)  Unaudited


                See accompanying notes 12.31.01 PIMCO Funds Semi-Annual Report 3

Statement of Assets and Liabilities

Select Value Fund
December 31, 2001 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                $ 1,255
Cash                                                      30
Receivable for Fund shares sold                            2
                                                       1,287
------------------------------------------------------------

Liabilities:

Payable for investments purchased                    $    30
                                                          30
------------------------------------------------------------

Net Assets                                           $ 1,257
------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                      $ 1,188
Undistributed net investment income                      148
Accumulated undistributed net realized (loss)           (144)
Net unrealized appreciation                               65
                                                     $ 1,257
------------------------------------------------------------

Net Assets:

Institutional Class                                  $ 1,244
Class A                                                   13

Shares Issued and Outstanding:

Institutional Class                                      117
Class A                                                    1

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                  $ 10.63
Class A                                                10.61

Cost of Investments Owned                            $ 1,190
------------------------------------------------------------

4 PIMCO Funds Semi-Annual Report 12.31.01 See accompanying notes

Statement of Operations

Select Value Fund
For the six months ended December 31, 2001 (Unaudited)

Amounts in thousands

Investment Income:

Dividends, net of foreign taxes                                         $     6
Interest                                                                      1
   Total Income                                                               7

Expenses:

Investment advisory fees                                                      4
Administration fees                                                           1
   Total Expenses                                                             5
   Waiver for advisory fees                                                  (4)
   Net Expenses                                                               1

Net Investment Income                                                         6
-------------------------------------------------------------------------------

Net Realized and Unrealized Gain:

Net realized gain on investments                                             28
Net change in unrealized appreciation on investments                         56
   Net Gain                                                                  84

Net Increase in Assets Resulting from Operations                        $    90
-------------------------------------------------------------------------------

     See accompanying notes 12.31.01 PIMCO Funds Semi-Annual Report 5

Statement of Changes in Net Assets

Select Value Fund
December 31, 2001 (Unaudited)

Amounts in thousands

                                                   Six Months Ended        Year Ended
                                                  December 31, 2001     June 30, 2001
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                       $     6           $    13
Net realized gain                                                28               145
Net change in unrealized appreciation                            56                 9
Net increase resulting from operations                           90               167

Distributions to Shareholders:

From net investment income
   Institutional Class                                          (10)               (7)
   Class A                                                        0                 0

From net realized capital gains
   Institutional Class                                         (169)                0
   Class A                                                       (2)                0

Total Distributions                                            (181)               (7)
-------------------------------------------------------------------------------------
Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                            0               990
   Class A                                                        0                10
Issued as reinvestment of distributions
   Institutional Class                                          179                 7
   Class A                                                        2                 0
Cost of shares redeemed
   Institutional Class                                            0                 0
   Class A                                                        0                 0
Net increase resulting from Fund share transactions             181             1,007

Total Increase in Net Assets                                $    90           $ 1,167
-------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                           1,167                 0
End of period *                                             $ 1,257           $ 1,167

*Including net undistributed investment income of:          $   148           $   152

6 PIMCO Funds Semi-Annual Report 12.31.01 See accompanying notes

Schedule of Investments

Select Value Fund
December 31, 2001 (Unaudited)

                                                                            Value
                                                      Shares                (000s)
------------------------------------------------------------------------------------
COMMON STOCKS 92.7%
------------------------------------------------------------------------------------
Aerospace 0.8%
Raytheon Co.                                            300                 $     10
                                                                            --------
Capital Goods 1.2%
Visteon Corp.                                         1,000                       15
                                                                            --------
Communications 4.8%
WorldCom, Inc. - WorldCom Group (b)                   3,000                       42
AT&T Corp.                                            1,000                       18
                                                                            --------
                                                                                  60
                                                                            --------
Consumer Discretionary 4.5%
J.C. Penney Co., Inc.                                 2,100                       56
                                                                            --------
Consumer Services 4.5%
Liberty Media Corp. 'A' (b)                           4,000                       56
                                                                            --------
Energy 11.2%
Schlumberger Ltd.                                     1,000                       55
Transocean Sedco Forex, Inc.                          1,100                       37
Petroleo Brasileiro SA SP-ADR                         1,600                       36
Halliburton Co.                                       1,000                       13
                                                                            --------
                                                                                 141
                                                                            --------
Financial & Business Services 35.7%
Berkshire Hathaway, Inc. 'A' (b)                          1                       75
CIGNA Corp.                                             650                       60
Allstate Corp.                                        1,600                       54
ACE Ltd.                                              1,100                       44
J.P. Morgan Chase & Co.                               1,200                       44
Washington Mutual, Inc.                               1,250                       41
Freddie Mac                                             600                       39
Loews Corp.                                             500                       28
FleetBoston Financial Corp.                             700                       26
U.S. Bancorp                                          1,200                       25
Wells Fargo & Co.                                       300                       13
                                                                                 449
Health Care 5.1%
Aetna, Inc. (b)                                         900                       30
Schering-Plough Corp.                                   500                       18
PacifiCare Health Systems, Inc. (b)                   1,000                       16
                                                                            --------
                                                                                  64
                                                                            --------
Materials & Processing 8.9%
Alcan, Inc.                                           1,800                       64
Bayer AG                                                900                       29
Nucor Corp.                                             350                       19
                                                                            --------
                                                                                 112
                                                                            --------
Technology 8.3%
Compaq Computer Corp.                                 5,500                       54
Micron Technology, Inc. (b)                           1,193                       37
Emerson Electric Co.                                    250                       14
                                                                            --------
                                                                                 105
                                                                            --------
Transportation 2.8%
AMR Corp. (b)                                         1,600                       35
                                                                            --------
Utilities 4.9%
PG&E Corp.                                            3,200                       62
                                                                            --------
Total Common Stocks                                                            1,165
 (Cost $1,100)                                                              --------

                                                  Principal
                                                     Amount                  Value
                                                     (000s)                  (000s)
------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.1%
------------------------------------------------------------------------------------
Repurchase Agreement 7.1%
State Street Bank
   1.550% due 01/02/2002                            $    90                 $     90
   (Dated 12/31/2001. Collateralized by
   Freddie Mac 4.450% due 07/30/2003 valued
   at $93. Repurchase proceeds are $90.)
                                                                            --------
Total Short-Term Instruments                                                      90
   (Cost $90)                                                               --------

Total Investments (a) 99.8%                                                 $  1,255
   (Cost $1,190)

Other Assets and Liabilities (Net) 0.2%                                            2
                                                                            --------
Net Assets 100.0%                                                           $  1,257
                                                                            --------
Notes to Schedule of Investments amounts in thousands):

(a) At December 31, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $XXXX was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                        $     99
                                                                            --------

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                             (34)
                                                                            --------
Unrealized appreciation-net                                                 $     65
                                                                            --------

(b) Non-income producing security.


See accompanying notes 12.31.01 PIMCO Funds Semi-Annual Report 7

Notes to Financial Statements

December 31, 2001 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in this financial statement pertains to the Select Value Fund (the "Fund") of the Trust. Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxableincome and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld from the Select Value Fund were $75.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of 0.60% for the Select Value Fund. The Fund also has a sub-advisor, which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. The sub-advisor is an affiliate of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to the sub-advisor in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional Class is charged at the annual rate of 0.25% for the Select Value Fund. The Administration Fee for Class A is charged at the annual rate of 0.50%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     Pursuant to the Distribution and Servicing Plans adopted by Class A of the Trust, the Trust compensates PFD or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of Class A. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below


8 PIMCO Funds Semi-Annual Report 12.31.01

December 31, 2001 (Unaudited)

(calculated as a percentage of the Fund's average daily net assets):

                                                 Effective Rate
                                   ---------------------------------------------
                                   Distribution Fee (%)      Servicing Fee (%)
--------------------------------------------------------------------------------
Class A                                     --                    0.25
Select Value Fund

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended December 31, 2001, PFD did not receive any commissions (sales charges) and contingent deferred sales charges since the Fund hasn't offered to the public.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of the Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets):

                                     Inst'l                              Class A
                                     Class
--------------------------------------------------------------------------------

Select Value Fund                    0.85%                                 1.10%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $52,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

     Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2001 were as follows (amounts in thousands):

                                         Non - U.S. Government/Agency
                                         ---------------------------------------
                                            Purchases                   Sales
--------------------------------------------------------------------------------

Select Value Fund                        $    1,108                   $    1,085

5. Shares of Beneficial Interest

The trust may issue an unlimited number of shares of beneficial interest with $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                   Select Value Fund
                                       -----------------------------------------
                                             Period Ended            Period From
                                               12/31/2001             06/30/2000
                                                                   to 10/31/2000
                                       Shares      Amount     Shares      Amount
                                       -----------------------------------------
Receipts for shares sold
  Institutional Class                       0        $            99      $
  Class A                                   0           0          1          10
Issued as reinvestment of distributions
   Institutional Class                     17         179          1           7
   Class A                                  0           2          0           0
Cost of shares redeemed
   Institutional Class                      0           0          0           0
   Class A                                  0           0          0           0
Net increase resulting from Fund
 share transactions                        17        $181        101      $1,007
--------------------------------------------------------------------------------

                                     12.31.2001 PIMCO Funds Semi-Annual Report 9